                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                           SMALL CAP GROWTH PORTFOLIO
                                One Tower Bridge
                          100 Front Street, Suite 1100
                        West Conshohocken, PA 19428-2881
                                 (800) 354-8185


                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 23, 2003

                             ---------------------


    Notice is hereby given of a Special Meeting of Shareholders of the Small Cap Growth Portfolio (the "Target Fund"), a portfolio of Morgan Stanley Institutional Fund Trust (the "Trust"), to be held in the offices of Morgan Stanley Investment Management, Inc., 1221 Avenue of the Americas, 22nd Floor, Conference Room 1, New York, NY, at 9:00 A.M., New York time, on September 23, 2003, and any adjournments thereof (the "Meeting"), for the following purpose:


    1. To consider and vote upon an Agreement and Plan of Reorganization for the Target Fund pursuant to which substantially all of the assets of the Target Fund would be combined with those of the Small Company Growth Portfolio (the "Acquiring Fund"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company"), in exchange for shares of the Acquiring Fund (the "Reorganization"); and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Form of Agreement and Plan of Reorganization attached hereto as Exhibit A. Shareholders of record at the close of business on July 16, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


    INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

                                          By Order of the Board,

                                          Mary E. Mullin
                                          SECRETARY


August 12, 2003


 YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THEIR PROXY CARDS.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO


                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798
                                 (800) 354-8185


    This Proxy Statement and Prospectus is being furnished to shareholders of the Small Cap Growth Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with an Agreement and Plan of Reorganization, dated June 5, 2003 (the "Reorganization Agreement"), a form of which is attached hereto as Exhibit A. Pursuant to the Reorganization Agreement, substantially all of the assets of the Target Fund will be combined with those of the Small Company Growth Portfolio (the "Acquiring Fund"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company"), in exchange for shares of the Acquiring Fund (the "Reorganization"). Institutional Class shareholders will receive Class A shares, and Adviser Class shareholders will receive Class B shares, respectively, of the Acquiring Fund, the value of which will be equal to the net asset value of your shares of the Target Fund. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement, attached hereto as Exhibit A.

    The Acquiring Fund is a portfolio of the Company, an open-end diversified management investment company consisting of 29 portfolios. The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (with market capitalizations at the time of purchase of $4 billion or less). For a more detailed description of the investment objective of the Acquiring Fund see "Comparison of Investment Objectives, Policies and Restrictions" below.


    This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that shareholders of the Target Fund should know before voting on the Reorganization Agreement. This Proxy Statement and Prospectus also constitutes a Prospectus of the Acquiring Fund, which is dated August 12, 2003, filed with the Securities and Exchange Commission (the "SEC") as part of this Registration Statement on Form N-14 (the "Registration Statement"). Also enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated May 1, 2003, and Annual Report for the fiscal year ended December 31, 2002. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated August 12, 2003 has been filed with the SEC as part of this Registration Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2003, the Annual Report for the Target Fund for the fiscal year ended September 30, 2002 and the Semi-Annual Report for the Target Fund for the period ended March 31, 2003. Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 354-8185 (toll free).


    INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



          This Proxy Statement and Prospectus is dated August 12, 2003

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


INTRODUCTION................................................         1
    General.................................................         1
    Record Date; Share Information..........................         1
    Proxies.................................................         2
    The Proxy Solicitation Process..........................         2
    Vote Required...........................................         3

SYNOPSIS....................................................         3
    The Reorganization......................................         4
    Fee Tables/Example......................................         4
    Tax Consequences of the Reorganization..................         6
    Comparison of the Target Fund and the Acquiring Fund....         6

THE REORGANIZATION..........................................         8
    The Board's Considerations..............................         8
    The Reorganization Agreement............................         9
    Tax Aspects of the Reorganization.......................        11
    Description of Shares...................................        12
    Capitalization Table (unaudited)........................        13
    Appraisal Rights........................................        13

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................        13

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE
  ACQUIRING FUND............................................        15
    General.................................................        15
    Financial Information...................................        15
    Management..............................................        15
    Description of Securities and Shareholder Inquiries.....        15
    Dividends, Distributions and Taxes......................        15
    Purchases, Repurchases and Redemptions..................        15

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................        15

FINANCIAL STATEMENTS AND EXPERTS............................        15

LEGAL MATTERS...............................................        16

AVAILABLE INFORMATION.......................................        16

OTHER BUSINESS..............................................        16
Exhibit A -- Form of Agreement and Plan of Reorganization...       A-1
Exhibit B -- Share Ownership, as of July 16, 2003...........       B-1

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                           SMALL CAP GROWTH PORTFOLIO


                                ONE TOWER BRIDGE
                          100 FRONT STREET, SUITE 1100
                        WEST CONSHOHOCKEN, PA 19428-2881
                                 (800) 354-8185


                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2003

                                  INTRODUCTION

GENERAL


    This Proxy Statement and Prospectus is being furnished to shareholders of the Small Cap Growth Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders to be held in the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas,
22nd Floor, Conference Room 1, New York, NY, at 9:00 A.M., New York time, on September 23, 2003, and any adjournments thereof (the "Meeting"). It is expected that the mailing of the Proxy Statement and Prospectus will be made on or about August 13, 2003.


    At the Meeting, the Target Fund's shareholders (the "Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated June 5, 2003 ("Reorganization Agreement"), pursuant to which substantially all of the assets of the Target Fund will be combined with those of the Small Company Growth Portfolio (the "Acquiring Fund," and, together with the Target Fund, the "Funds"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company"), in exchange for shares of the Acquiring Fund (the "Reorganization"). Pursuant to the Reorganization, Shareholders will receive shares of the Acquiring Fund, the value of which will be equal to the net asset value of shares of the Target Fund. Institutional Class Shareholders will receive
Class A shares, and Adviser Class Shareholders will receive Class B shares, respectively, of the Acquiring Fund. The shares to be issued by the Acquiring Fund (the "Shares") will be issued at net asset value without an initial sales charge. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectus, dated May 1, 2003, attached to this Proxy Statement and Prospectus, and incorporated by reference.

    The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the form of the Reorganization Agreement attached hereto as Exhibit A. The information concerning the Target Fund contained herein has been supplied by the Target Fund and the information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

RECORD DATE; SHARE INFORMATION


    The Board has fixed the close of business July 16, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 3,605,540.493 Institutional Class shares and 38,539.052 Adviser Class shares of the Target Fund issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter relevant to their Fund submitted to a vote at the Meeting. Although the Target Fund offers two classes of shares, for purposes of voting on the proposal, the classes will vote together as a single class. The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A vote of the majority of the outstanding shares, as defined in the 1940 Act, is the lesser of (i) 67% or more of the voting shares of the Target Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Target Fund are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting shares of the Target Fund.


    For information as of the Record Date regarding those persons known to own more than 5% of the Target Fund and the Acquiring Fund, see Exhibit B attached hereto. As of the Record Date, the Directors/ Trustees of the Target Fund and the Acquiring Fund owned less than 1% of the outstanding shares of their respective Funds.

PROXIES

    The enclosed proxy card, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. For purposes of determining whether a quorum is present at the Meeting, abstentions and, if applicable, broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of the Target Fund; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.


    The presence of the holders of 40% of the shares entitled to be cast at the meeting, in person or by proxy, shall constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the majority of the votes cast at the Meeting, in person or by proxy, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable period of time after the date set for the original meeting without further notice. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of the Reorganization, and will vote against any such adjournment for those proxies required to be voted against the Reorganization. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.


THE PROXY SOLICITATION PROCESS


    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by the Target Fund, and are expected to be approximately $115,000. The Target Fund and the Acquiring Fund will each bear all of their respective other expenses associated with the Reorganization.

    The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Target Fund or officers and regular employees of Morgan Stanley Investment Management Inc. (the "Adviser"), J.P. Morgan (the "Transfer Agent") and/or Morgan Stanley & Co., without special compensation therefor. As described below, the Target Fund will employ Alamo to make telephone calls to Shareholders to remind them to vote. In addition, the Target Fund may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, the Target Fund would pay D.F. King $4,000 and the expenses outlined below.

    Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions included with the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

    In certain instances, J.P. Morgan, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization other than to refer to the recommendation of the Board. The Target Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Target Fund.

VOTE REQUIRED


    The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act and as described above, see "Record Date; Share Information." If the Reorganization Agreement is not approved by Shareholders, the Target Fund will continue in existence and the Board will consider alternative actions.


                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND IN THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, THE ACQUIRING FUND'S PROSPECTUS, WHICH HAS BEEN FILED WITH THE SEC AND IS INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION


    The Reorganization Agreement provides for the transfer of substantially all the assets of the Target Fund, subject to stated liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares issued in the exchange will equal the aggregate value of the net assets of the Target Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Target Fund will distribute the Acquiring Fund shares received by the Target Fund to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of the Target Fund and the Target Fund will thereafter be dissolved and deregistered under the 1940 Act. As a result of the Reorganization, each Shareholder will receive that number of full and fractional shares of the Acquiring Fund equal in value to such Shareholder's pro rata interest in the net assets of the Target Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, each Institutional and Adviser Class Shareholder of the Target Fund will become a holder of Class A or Class B shares, respectively, of the Acquiring Fund. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered. The Board has determined that the interests of the Shareholders will not be diluted as a result of the Reorganization.


    At least one but not more than 20 business days prior to the Valuation Date, the Target Fund will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of the Target Fund's investment company taxable income for all periods since the inception of the Target Fund through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of the Target Fund's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST ON BEHALF OF THE TARGET FUND ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAVE CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE TARGET FUND AND ITS SHAREHOLDERS AND RECOMMEND APPROVAL OF THE REORGANIZATION.

FEE TABLE/EXAMPLE

    The following table briefly describes the fees and expenses that a Shareholder of the Target Fund and a Shareholder of the Acquiring Fund may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and reflect information for the Target Fund for its fiscal year ended September 30, 2002 and for the Acquiring Fund for its fiscal year ended December 31, 2002. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnote. The Target Fund and the Acquiring Fund each pay expenses for management of their assets, distributions of their shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Small Company Growth Portfolio) reflecting what the fee schedule would have been for December 31, 2002, if the Reorganization had been consummated twelve (12) months prior to that date.

    The purpose of the fee table is to assist the investor or Shareholder in understanding the various costs and expenses that an investor or Shareholder in each fund will bear directly or indirectly. For a more detailed description of these costs and expenses, see "Comparison of the Target Fund and the Acquiring Fund" below.

SHAREHOLDER FEES -- NONE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               ACQUIRING FUND
                                      TARGET FUND              (SMALL COMPANY     PRO FORMA COMBINED
                                   (SMALL CAP GROWTH               GROWTH        FUND (SMALL COMPANY
                                       PORTFOLIO)                PORTFOLIO)       GROWTH PORTFOLIO)
                             ------------------------------  ------------------  --------------------
                             Institutional Class:  1.00%(1)  Class A:  1.00%(2)  Class A:   1.00%(3)
MANAGEMENT FEES............  Adviser Class:        1.00%(1)  Class B:  1.00%(2)  Class A:   1.00%(3)

DISTRIBUTION AND             Institutional Class:  NONE      Class A:  NONE      Class A:   NONE
SERVICE (12b-1) FEES.......  Adviser Class:        0.25%     Class B:  0.25%     Class B:   0.25%

                             Institutional Class:  0.21%     Class A:  0.22%     Class A:   0.22%
OTHER EXPENSES.............  Adviser Class:        0.21%     Class B:  0.22%     Class B:   0.22%

TOTAL ANNUAL FUND            Institutional Class:  1.21%(1)  Class A:  1.22%(2)  Class A:   1.22%(3)
OPERATING EXPENSES.........  Adviser Class:        1.46%(1)  Class B:  1.47%(2)  Class B:   1.47%(3)


------------------------

(1) The investment adviser has voluntarily agreed to reduce its management fee and/or reimburse the Target Fund, so that total annual operating expenses will not exceed 1.15% for Institutional Class shares and 1.40% for Adviser Class shares.


(2) The investment adviser has voluntarily agreed to reduce its management fee and/or reimburse the Acquiring Fund, so that total annual operating expenses will not exceed 1.10% for Class A shares and 1.35% for Class B shares. This waiver and/or reimbursement may be discontinued at any time.



(3) Upon completion of the Reorganization, the investment adviser has voluntarily agreed to reduce its management fee and/or reimburse the Combined Fund, so that total annual operating expenses will not exceed 1.10% for Class A shares and 1.35% for Class B shares. This waiver and/or reimbursement may be discontinued at any time.


EXAMPLE

    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Examples assume that an investor invests $10,000 in either the Target Fund or the Acquiring Fund or the new combined fund (Small Company Growth Portfolio), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions whether a Shareholder sold or held his shares at the end of each period.

    If a Shareholder SOLD His Shares:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Target Fund (Small Cap Growth Portfolio):
    (Institutional Class)...................................      $123       $384       $665     $1,466
    (Adviser Class).........................................      $143       $443       $766     $1,680

Acquiring Fund (Small Company Growth Portfolio):
    (Class A)...............................................      $124       $387       $670     $1,477
    (Class B)...............................................      $150       $465       $803     $1,757

Pro Forma Combined Fund (Small Company Growth Portfolio):
    (Class A)...............................................      $126       $393       $681     $1,500
    (Class B)...............................................      $152       $471       $813     $1,779

    If a Shareholder HELD His Shares:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Target Fund (Small Cap Growth Portfolio):
    (Institutional Class)...................................      $123       $384       $665     $1,466
    (Adviser Class).........................................      $143       $443       $766     $1,680

Acquiring Fund (Small Company Growth Portfolio):
    (Class A)...............................................      $124       $387       $670     $1,477
    (Class B)...............................................      $150       $465       $803     $1,757

Pro Forma Combined Fund (Small Company Growth Portfolio):
    (Class A)...............................................      $126       $393       $681     $1,500
    (Class B)...............................................      $152       $471       $813     $1,779

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, the Trust on behalf of the Acquiring Fund will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by the Acquiring Fund or Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

    INVESTMENT OBJECTIVES AND POLICIES. The Target Fund and the Acquiring Fund have similar investment objectives. The Target Fund seeks long-term capital growth. The Acquiring Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

    Both Funds seek to achieve their investment objectives by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in equity securities of small cap companies. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of issuers located in emerging markets.

    The investment objective of the Target Fund is fundamental and cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The investment objective of the Acquiring Fund is not fundamental and may be changed by its Board.

    The investment policies of both Funds are essentially the same; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. The Target Fund obtains management services from Morgan Stanley Investments LP ("MSI"), and the Acquiring Fund obtains management services from the Adviser. Both MSI and the Adviser are wholly-owned subsidiaries of Morgan Stanley. The Adviser will serve as the investment adviser to the combined fund (Small Company Growth Portfolio) if the Reorganization is approved by Shareholders.

    The Target Fund pays MSI monthly compensation calculated daily at an annual rate of 1.00% of the Fund's average daily net assets for both the Institutional and Adviser Classes of shares, and the Acquiring Fund pays the Adviser monthly compensation calculated daily at an annual rate of 1.00% of the Fund's average daily net assets for both Class A and Class B shares.

    The Target Fund obtains distribution services from Morgan Stanley Distribution, Inc., and the Acquiring Fund obtains distribution services from Morgan Stanley & Co. Morgan Stanley & Co. will serve as the distributor of the combined fund (Small Company Growth Portfolio) if the Reorganization is approved by Shareholders. Both the Adviser Class shares of the Target Fund and the Class B shares of the Acquiring Fund have adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act whereby such class pays its distributor a distribution fee of .25% of the class shares average daily net assets on an annualized basis, which the distributor can use to compensate broker/dealers and service providers which provide distribution services to Shareholders or their customers who beneficially own shares.


    The Acquiring Fund's distributor may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The distributor may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. The distributor and the Adviser also may compensate third parties out of their own assets.


    The Target Fund has entered into a Shareholder Service Agreement with the distributor whereby the distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Target Fund. Pursuant to the Shareholder Service Agreement, the Target Fund pays the distributor a fee at the annual rate of .15% of its average daily net assets attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2002, the Target Fund made no payment to compensate the distributor under this Shareholder Service Agreement.


    Both the Target Fund and the Acquiring Fund are managed by the same portfolio management team and the same portfolio managers. If the Reorganization is approved by Shareholders, this team will remain the portfolio management team for the combined fund.

    OTHER SIGNIFICANT FEES. Both the Target Fund and the Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees/directors fees and custodial fees. See "Synopsis -- Fee Tables/Example" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. Shares of both the Target Fund and the Acquiring Fund are sold at net asset value without an initial sales charge. Shares of both the Target Fund and the Acquiring Fund may be redeemed for cash without redemption or other charges at any time at the net asset value per share next determined following receipt of a redemption request.

    Fund shares may be exchanged for shares of other available portfolios of the Company or the Trust, as applicable, without the imposition of an exchange fee. Both the Target Fund and the Acquiring Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Exchange Privilege" in the Company's Prospectus.

    The Acquiring Fund may redeem involuntarily, at net asset value, an account whose value remains below $100,000 for a continuous 60-day period due to shareholder redemptions. Class A and Class B shares of the Acquiring Fund may be subject to an involuntary conversion feature. For greater details relating to the Acquiring Fund's conversion feature, see "Description of Shares" below.

    DIVIDENDS. Both the Target Fund and the Acquiring Fund respectively distribute to shareholders substantially all net investment income, if any, in the form of annual dividends, and distribute net realized capital gains, if any, at least annually. In both cases, the Funds automatically reinvest all dividends and distributions in additional shares of the Funds unless the Shareholder elects to receive cash.

    STRUCTURE. The Target Fund is a portfolio of the Trust, a Pennsylvania business trust. Under Pennsylvania law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Target Fund, requires that notice of such Target Fund obligations include such disclaimer, and provides for indemnification out of the Target Fund's assets for any shareholder held personally liable for obligations of the Target Fund. Thus the risk of shareholder liability is limited to circumstances in which the Target Fund itself would be unable to meet its obligations. The Acquiring Fund is a portfolio of the Company, a Maryland corporation. Shareholders of a Maryland corporation are not personally liable for the obligations of the company. Thus the risk of a shareholder incurring financial loss on account of shareholder liability would if anything be lessened as a result of the Reorganization.

    PRINCIPAL RISK FACTORS. The principal risk factors for the Target Fund and the Acquiring Fund are essentially identical. Both Funds invest in equity securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example). Both Funds are subject to the risks of investing in equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. Small capitalization growth-oriented equity securities may underperform relative to the overall market.

    Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and Internet, the Funds may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

    Both Funds may invest in initial public offerings ("IPOs"). Purchases of shares issued in IPOs expose the Funds to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time.

    Both Funds may invest, to a limited extent, in securities of foreign companies. Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Funds' investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Funds' investments.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Funds, see "Additional Risk Factors and Information" in the Company's Prospectus, attached hereto and incorporated herein by reference, and "Investment Strategies and Related Risks" in the Trust's Prospectus.

                               THE REORGANIZATION

THE BOARD'S CONSIDERATIONS


    At a meeting held on June 5, 2003, the Board of Trustees of the Target Fund, including all of the Independent Trustees, unanimously approved the Reorganization, and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of the Target Fund and the Acquiring Fund. The Board also considered other factors, including but not limited to: the Target Fund's inability to grow assets as expected; the similarities of the Target Fund and the Acquiring Fund; the general compatibility of the investment objectives, policies and restrictions of the Target Fund and the Acquiring Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by the Target Fund or the Acquiring Fund in connection with the Reorganization.


    In recommending the Reorganization to Shareholders, the Board of the Target Fund considered that the Reorganization would have the following benefits to
Shareholders:

    1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the combined fund (Small Company Growth Portfolio) will be lower on a percentage basis than the expenses per share of each corresponding Class of the Target Fund. This is attributable to the fact that the investment adviser has voluntarily agreed to reduce its management fee and/or reimburse fees and expenses of the combined fund following the Reorganization so that total annual operating expenses will not exceed 1.10% of Class A shares and 1.35% for Class B shares. By comparison, the total annual fund operating expenses for the Target Fund for the last fiscal year were 1.15% for Institutional Class Shares and 1.40% for Adviser Class Shares, after giving effect to its investment adviser's voluntary fee waiver and/ or expense reimbursement for that period. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares.

    2. Shareholders would have continued participation in a fund that invests principally in common stocks of small capitalization companies.

    3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Target Fund or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

    4. Once the Reorganization is consummated, the Target Fund would no longer be in competition with the Acquiring Fund for investor funds. The Reorganization would allow for more concentrated selling efforts, which may result in further economies of scale through an increase in sales to the benefit of shareholders of the Target Fund and avoid the inefficiencies associated with the operation and distribution of similar funds.

    The Board of Directors of the Acquiring Fund, including a majority of the Independent Directors of the Acquiring Fund, also have determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result thereof. The transaction will enable the Acquiring Fund to acquire investment securities which are consistent with the Acquiring Fund's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Acquiring Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) the Target Fund will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by the Target Fund as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Target Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the Target Fund prepared by the Treasurer of the Trust, on behalf of the Target Fund, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund shares; (ii) the Acquiring Fund shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter;
(iii) The Target Fund would be liquidated; and (iv) the outstanding shares of Target Fund would be canceled.

    The number of Acquiring Fund shares to be delivered to the Target Fund will be determined by dividing the aggregate net asset value of the shares of the Target Fund acquired by the Acquiring Fund by the net asset value per share of the shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as the Target and Acquiring Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class A shares of the Target Fund had an aggregate net asset value (not including any Cash Reserve of the Target Fund) of $100,000. If the net asset value per share of the corresponding Institutional Class of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of shares of the Acquiring Fund to be issued would be 10,000 ($100,000 DIVIDED BY $10). These 10,000 shares would be distributed to the former Class A Shareholders of the Target Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, the Target Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund shares it receives. Each Shareholder will receive shares of the Acquiring Fund that correspond to the shares of the Target Fund currently held by that Shareholder. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of Acquiring Fund shares to each Shareholder. Certificates for Acquiring Fund shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Acquiring Fund. Shareholders who wish to receive certificates representing their Acquiring Fund shares must, after receipt of their confirmations, make a written request to the Trust's transfer agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, Massachusetts 02108. Shareholders of the Target Fund holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered.

    The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders of the Target Fund and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by the Target Fund or the Acquiring Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by shareholders or by mutual consent of the Trust, on behalf of the Target Fund, and the Company, on behalf of the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, the Trust, on behalf of the Target Fund, shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of the Target Fund that received Acquiring Fund shares. The Target Fund shall be liquidated promptly following the distributions of shares of the Acquiring Fund to Shareholders of record of the Target Fund.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization are electing to sell their shares of their Fund (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in the Acquiring Fund shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Target Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

    Shareholders will continue to be able to redeem their shares of the Target Fund at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Company, on behalf of Target Fund, thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

TAX ASPECTS OF THE REORGANIZATION

    TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

    As a condition to the Reorganization, the Trust, on behalf of the Target Fund, will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Trust on behalf of the Target Fund (including a representation to the effect that the Acquiring Fund has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of the Target Fund acquired in the Reorganization except for dispositions made in the ordinary course of business):

    1. The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Trust and the Company will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

    3. No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

    4. No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

    5. The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

    6. The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

    8. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

    TAX CONSEQUENCES OF THE REORGANIZATION TO THE FUND. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers and built-in capital losses of either the Target Fund or the Acquiring Fund. The amount of such limitations, if any, will depend on the existence and amount of a Fund's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A Fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a Fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

    As of March 31, 2003, the Target Fund had capital loss carryforwards of approximately $119.6 million and the Acquiring Fund had capital loss carryforwards of approximately $90.3 million. Under the Code, there will not be a limitation on the utilization of the Acquiring Fund's capital loss carryforwards to offset capital gains recognized by the combined fund. However, there will be a limitation on the ability of the combined fund to offset capital gains with the Target Fund's capital loss carryforwards and, if any built-in losses are recognized within five years of the Reorganization, such recognized built-in capital losses. Although the actual amount of the limitation will be determined as of the time of the Reorganization, if the Reorganization had occurred on March 31, 2003, approximately $3.4 million per year would have been the maximum amount of the Target Fund's capital loss carryforwards and built-in capital losses, if any, the combined fund would have been able to utilize in any year.

DESCRIPTION OF SHARES

    Class A and B shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. Class A and Class B shares of the Acquiring Fund may be subject to an involuntary conversion feature. If the value of an account containing Class A shares of the Acquiring Fund falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000 for a continuous 60-day period, the Class A shares in such account may, at the investment adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. If the value of an account containing Class B shares of the Acquiring Fund increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalizations of the Acquiring Fund and the Target Fund as of March 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                         NET ASSET
                                                                                           VALUE
                                                                             SHARES         PER
                                                             NET ASSETS    OUTSTANDING     SHARE
                                                            ------------   -----------   ---------
Target Fund (Small Cap Growth Portfolio):
    (Institutional Class).................................  $ 73,900,189    3,630,545     $20.36
    (Adviser Class).......................................  $    210,845       10,400     $20.27

Acquiring Fund (Small Company Growth Portfolio):
    (Class A)                                               $ 80,284,095   11,106,108     $ 7.23
    (Class B)                                               $221,688,217   31,703,413     $ 6.99

Pro Forma Combined Fund (Small Company Growth Portfolio):
    (Class A).............................................  $154,184,284   21,327,434     $ 7.23
    (Class B).............................................  $221,899,062   31,733,576     $ 6.99

APPRAISAL RIGHTS

    Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    INVESTMENT OBJECTIVES AND POLICIES. The Target Fund and the Acquiring Fund have similar investment objectives and policies. The Target Fund seeks long-term capital growth. The Acquiring Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

    Both Funds seek to achieve their investment objectives by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in equity securities of small cap companies. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of issuers located in emerging markets. The investment adviser for each Fund invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects; (ii) accelerating returns on invested capital; (iii) sustainable competitive advantages; and
(iv) experienced and incentivized management teams. The process for investing is research intensive and the investment adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The investment adviser closely tracks companies' earnings quality through detailed financial modeling in seeking to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the investment adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Funds. The investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

    INVESTMENT RESTRICTIONS. The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental policies are substantially similar and are summarized in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. The material differences are as follows: (a) both Funds may not make loans; however: (i) the Target Fund may do so by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, by lending its portfolio securities, and by lending Portfolio assets to other Portfolios of the Trust, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder; and (ii) the Acquiring Fund may do so if, as a result, not more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements; (b) both Funds may not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes. However, the Target Fund may borrow (ii) in connection with reverse repurchase agreements, provided that all permitted borrowings in combination do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and (c) the Acquiring Fund may not write or acquire options or interests in oil, gas or other mineral exploration or development programs.

    Each Fund is also subject to certain non-fundamental restrictions which may be changed by the Board without shareholder approval. The Target Fund may not
(a) enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; (b) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that it may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff; (c) invest more than an aggregate of 15% of its net assets, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board; (d) invest for the purpose of exercising control over management of any company; and (e) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder. The Acquiring Fund may not (a) invest in real estate limited partnership interests; and (b) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) that are publicly distributed; and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

    Pursuant to an order from the SEC, the Target Fund may enter into interfund lending arrangements. Interfund loans and borrowings permit the Fund to lend money directly to and borrow from other portfolios of the Trust for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A portfolio may borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, the Fund may borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with its investment objective and other investments. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional borrowing costs. The Acquiring Fund may not enter into interfund lending arrangements.

                  ADDITIONAL INFORMATION ABOUT THE TARGET FUND
                             AND THE ACQUIRING FUND

GENERAL

    For a discussion of the organization and operation of the Funds, see "Fund Management" and the applicable "Investment Summary" in their respective Prospectuses.

FINANCIAL INFORMATION

    For certain financial information about the Funds, see "Financial Highlights" in their respective Prospectuses.

MANAGEMENT

    For information about the respective investment advisers and distributors of the Funds, see "Fund Management" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of the Funds, see "General Information" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of the Funds' policies with respect to dividends, distributions and taxes, see "Dividends and Distributions" and "Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how the Funds' shares may be purchased and redeemed, see "Shareholder Information" and "General Shareholder Information" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of the Acquiring Fund's performance, see management's letter to Shareholders in the Company's Annual Report for its fiscal year ended December 31, 2002 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of the Target Fund, see management's letter to Shareholders in the Trust's Annual Report for its fiscal year ended
September 30, 2002 and its succeeding Semi-Annual Report for the six months ended March 31, 2003.

                        FINANCIAL STATEMENTS AND EXPERTS

    Both the financial statements of the Acquiring Fund, for the fiscal year ended December 31, 2002, and the financial statements of the Target Fund, for the fiscal year ended September 30, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Ernst & Young LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Pennsylvania counsel and Maryland counsel as to matters of Pennsylvania and Maryland law.

                             AVAILABLE INFORMATION


    Enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated May 1, 2003, and the Annual Report for the fiscal year ended December 31, 2002. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated August 12, 2003 has been filed with the SEC as part of this Registration Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2002, the Annual Report for the Target Fund for the fiscal year ended September 30, 2002 and the Semi-Annual Report for the Target Fund for the period ended March 31, 2003.



    Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 354-8185 (toll free).


    The Company and the Trust are required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Company and the Trust. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

                                 OTHER BUSINESS

    The Board knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board

                                          MARY E. MULLIN
                                          SECRETARY


August 12, 2003

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 5th day of June, 2003, by and between MORGAN STANLEY INSTITUTIONAL
FUND, Inc., a Maryland corporation (the "Company"), on behalf of its Small Company Growth Portfolio (the "Acquiring Fund") and MORGAN STANLEY INSTITUTIONAL FUND TRUST (the "Trust"), a Pennsylvania business trust, on behalf of its Small Cap Growth Portfolio (the "Target Fund").

    Where appropriate, references to the Acquiring Fund mean to the Company, on behalf of the Acquiring Fund and references to the Target Fund mean the Trust, on behalf of the Target Fund.

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to the Acquiring Fund of substantially all of the assets of the of the Target Fund in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Target Fund and the issuance by the Acquiring Fund of shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

    1.  THE REORGANIZATION AND LIQUIDATION OF THE TARGET FUND

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, deliver and otherwise transfer the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor to assume all of the Target Fund stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Target Fund Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on the Target Funds' books on the Valuation Date.

    (b) On or prior to the Valuation Date, the Target Fund will provide the Acquiring Fund with a list of all of the assets to be assigned, delivered and otherwise transferred to the Acquiring Fund and of the stated liabilities to be assumed by the Acquiring Fund pursuant to this Agreement. The Target Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Acquiring Fund. The Acquiring Fund will, within a reasonable time prior to the Valuation Date, furnish the Target Fund with a statement of its investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Target Fund holds any investments that the Acquiring Fund is not permitted to hold, the Target Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) The Target Fund will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. The Acquiring Fund will assume all stated liabilities, which include, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Target Fund prepared by the Treasurer of the Company, on behalf of the Target Fund, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

    (b) On the Valuation Date, the Target Fund may establish a cash reserve, which shall not exceed 5% of the Target Funds' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by the Target Fund and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for the Target Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Target Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, the Target Fund will distribute the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Target Fund Shareholders"). Institutional Class Shareholders of the Target Fund will receive Class A Shares of Acquiring Fund. Adviser Class Shareholders will receive Class B Shares of Acquiring Fund. Such distribution will be accomplished by an instruction, signed by the Secretary of the Trust, to transfer Acquiring Fund Shares then credited to the Target Funds' account on the books of the Acquiring Fund, to open accounts on the books of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to such Target Fund Shareholders. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the Target Funds' books; however, share certificates representing interests in the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will issue certificates representing the Acquiring Fund Shares in connection with such exchange only upon the written request of a Target Fund Shareholder.

    1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Company's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the Target Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

    1.8 Any reporting responsibility of the Target Fund, is and shall remain the responsibility of the Target Fund up to and including the date on which the Target Fund is dissolved pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, the Target Fund shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of the Target Fund as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of the Target Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of the Target Fund for federal income tax purposes, or
(ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. The Target Fund shall be dissolved as a portfolio of the Company promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

    1.10 Copies of all books and records maintained on behalf of the Target Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state Blue Sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of the Acquiring Fund or their designee and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which the Target Fund is subject under the 1940 Act.

    2.  VALUATION

    2.1 The value of the Target Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of the Target Fund of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Company's then current Prospectus and Statement of Additional Information.

    2.3 The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of the applicable class of Target Fund shares (calculated in accordance with paragraph 2.1) by the net asset value per share of the applicable class of shares of the Acquiring Fund. For purposes of this paragraph, the aggregate net asset value of the shares of the Target Fund shall not include the amount of the Cash Reserve.

    2.4 All computations of value shall be made by J.P. Morgan Investor Services Company in accordance with its regular practice in pricing the Acquiring Fund. The Acquiring Fund shall cause J.P. Morgan Investor Services Company to deliver a copy of its valuation report at the Closing.

    3.  CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 5:00 p.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by the Target Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to J.P. Morgan Chase & Co. (the "Custodian"), as custodian for the Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Target Fund to the Custodian for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "J.P. Morgan Chase & Co., Custodian for the Acquiring Fund."

    3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Target Fund and Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, the Target Fund shall deliver to the Acquiring Fund or its designee (a) at the Closing, a list, certified by the Secretary of the Trust of the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund shares owned by each such Target Fund Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Funds' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Funds' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

    4.  COVENANTS OF THE TARGET FUND AND ACQUIRING FUND

    4.1 Except as otherwise expressly provided herein with respect to the Target Fund, the Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 The Company, will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Acquiring Shares ("Registration Statement"). The Target Fund will provide the Company with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. The Target Fund will further provide the Company with such other information and documents relating to the Target Fund as are reasonably necessary for the preparation of the Registration Statement.

    4.3 The Target Fund will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Target Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company will furnish the Target Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund Shares.

    4.5 Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 The Target Fund shall furnish or cause to be furnished to the Acquiring Fund within 30 days after the Closing Date a statement of the Target Funds' assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of the Trust and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement certified by the Treasurer of the Trust of earnings and profits of the Target Fund for Federal income tax purposes that will be carried over to the Acquiring Fund pursuant to
Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, the Target Fund (a) shall prepare and file all Federal and other tax returns and reports of the Target Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.  REPRESENTATIONS AND WARRANTIES

    5.1 The Company represents and warrants to the Target Fund, on behalf of the Acquiring Fund, as follows:

    (a) The Company is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

    (b) The Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

    (c) All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

    (d) The current Prospectus and Statement of Additional Information of the Company conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (e) The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which it is bound;

    (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

    (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2002, of the Company audited by Ernst & Young LLP (copies of which have been furnished to the Target Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

    (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth in the Trust's current Prospectus incorporated by reference in the Registration Statement. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

    (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Company's performance of this Agreement;

    (j) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth in the Company's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

    (k) All material Federal and other tax returns and reports of the Company required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

    (l) For each taxable year since its inception, the Company has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or reasonably likely to occur, which will adversely affect the ability of the Company to continue to meet the requirements of Subchapter M of the Code;

    (m) Since December 31, 2002 there has been no change by the Company in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

    (n) The information furnished or to be furnished by the Company for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

    (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2 The Trust, on behalf of the Target Fund represents and warrants to the Acquiring Fund, as follows:

    (a) The Trust is a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

    (b) The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

    (c) All of the issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of the Target Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Target Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

    (d) The current Prospectus and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (e) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

    (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

    (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Trust for the year ended September 30, 2002 audited by Ernst & Young LLP (copies of which have been or will be furnished to the Company) fairly present, in all material respects, the Target Funds' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of the Target Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

    (h) The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

    (i) All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund pursuant to paragraph 3.4;

    (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and subject to the approval of the Target Funds' shareholders, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Trust's performance of this Agreement;

    (k) All material Federal and other tax returns and reports of the Trust required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

    (l) For each taxable year since its inception, the Trust, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or reasonably likely to occur, which will adversely affect, the ability of the Trust to continue to meet the requirements of Subchapter M of the Code;

    (m) At the Closing Date, the Trust will have good and valid title to the Target Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by the Target Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

    (n) On the effective date of the Registration Statement, at the time of the meeting of the Target Funds' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Company Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Trust for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

    (o) The Target Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

    (p) The Trust has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

    (q) The Target Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

    The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 The Company shall have delivered to the Target Fund, a certificate of its President and Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request;

    6.3 The Target Fund, shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Company, dated as of the Closing Date, to the effect that:

    (a) The Company is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion);

    (b) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

    (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (d) the Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth in the Trust's Statement of Additional Information), and no shareholder of the Company has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion);

    (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws (Maryland counsel may be relied upon in delivering such opinion);

    (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the Acquiring Fund's investment objective, policies and restrictions nor any increase in the investment management fees from those described in the Company's Prospectus dated May 1, 2003 and Statement of Additional Information dated
May 1, 2003.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 The Trust shall have delivered to the Acquiring Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

    7.3 The Target Fund shall have delivered to the Acquiring Fund, a statement of the Target Fund Assets and its liabilities, together with a list of the Target Funds' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Trust;

    7.4 The Target Fund shall have delivered to the Company within three business days after the Closing a letter from Ernst & Young LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Company for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of the Target Fund for the periods covered thereby, (b) for the period from October 1, 2002 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 1, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that the Trust would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

    7.5 The Company shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Trust, dated as of the Closing Date to the effect that:

    (a) The Trust is a validly existing Pennsylvania business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion);

    (b) the Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

    (c) this Agreement has been duly authorized, executed and delivered by the Trust, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws (Pennsylvania counsel may be relied upon in delivering such opinion);

    (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Target Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Acquiring Fund's Articles of Incorporation or otherwise, may not properly acquire.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND


    The obligations of the Trust, on behalf of the Target Fund, and the Company, on behalf of the Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:


    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to the Company;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Target Fund or Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of the Trust or the Target Fund or Acquiring Fund;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The Target Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Funds' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to the Company on behalf of the Acquiring Fund and the Trust, on behalf of the Target Fund, which opinion may be relied upon by the shareholders of the Target Fund, substantially to the effect that, for Federal income tax purposes:

    (a) The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Trust and the Company will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

    (c) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

    (d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

    (e) The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

    (f) The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

    (g) The tax basis of the assets of Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

    (h) The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

    (i) Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

    9.  FEES AND EXPENSES

    9.1 (a) The Target Fund shall equally bear all of the expenses of proxy solicitation including the cost of preparing and mailing the Proxy Statement and Prospectus. The Target Fund and the Acquiring Fund will each bear all of their respective expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses, legal and accounting fees, filing and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

    (b) In the event the transactions contemplated herein are not consummated by reason of the Target Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Target Fund's obligations specified in this Agreement), the Target Fund's only obligation hereunder shall be to reimburse the Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by the Acquiring Fund in connection with those transactions.

    (c) In the event the transactions contemplated herein are not consummated by reason of the Acquiring Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations specified in this Agreement), the Acquiring Fund's only obligation hereunder shall be to reimburse the Target Fund for all reasonable out-of-pocket fees and expenses incurred by the Target Fund in connection with those transactions.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTS

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Trust hereunder shall not survive the dissolution and complete liquidation of the Target Fund in accordance with Section 1.9.

    11.  TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

    (a)  by the mutual written consent of the Target Fund, and the Acquiring
Fund;

    (b) by either, the Target Fund, or the Acquiring Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

    (c) by either the Target Fund, or the Acquiring Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Target Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2  (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Company on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Company on behalf of the Acquiring Fund, to any other party or its trustees or officers.

    (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Company on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Company on behalf of the Acquiring Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

    12.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

    13.  MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of Maryland.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of the Company hereunder are solely those of the Company. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of the Company shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Company and signed by authorized officers of the Company acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of the Trust hereunder are solely those of the Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of the Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Trust and signed by authorized officers of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                          MORGAN STANLEY INSTITUTIONAL FUND,
                                          INC. ON BEHALF OF THE SMALL COMPANY
                                          GROWTH PORTFOLIO

                                          By:

                                          MORGAN STANLEY INSTITUTIONAL FUND
                                          TRUST ON BEHALF OF SMALL CAP GROWTH
                                          PORTFOLIO

                                          By:

                                                                       EXHIBIT B

                                SHARE OWNERSHIP,
                              AS OF JULY 16, 2003

    To the knowledge of Morgan Stanley Investments LP and Morgan Stanley Investment Management Inc., the following were known to own of record or beneficially more than 5% of the outstanding shares of the relevant classes of the Target Fund and the Acquiring Fund as of July 16, 2003. Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds, are deemed to be control persons ("Control Persons"). Control Persons may have the ability to affect the outcome of this solicitation.


                                                                                                           PERCENT HELD
                                                                                                            AS OF THE
                                                                                            AMOUNT OF      RECORD DATE
       TITLE OF PORTFOLIO/CLASS                        NAME AND ADDRESS                       SHARES        (7/16/03)
--------------------------------------  -----------------------------------------------   --------------   ------------
TARGET FUND (SMALL CAP GROWTH PORTFOLIO)
INSTITUTIONAL CLASS                     MAC & CO A/C MSWF4000232                             498,222.935      13.82%
                                        PO BOX 3198
                                        PITTSBURGH PA 15230-3198

                                        CHARLES SCHWAB & CO INC                              457,981.483      12.70%
                                        SPECIAL CUSTODY ACCOUNT FOR THE
                                        101 MONTGOMERY ST
                                        ATTN MUTUAL FUNDS
                                        SAN FRANCISCO CA 94104

                                        FIDELITY INVESTMENTS INSTITUTIONAL                   456,417.935      12.66%
                                        OPERATIONS FIIOC AS AGENT FOR
                                        100 MAGELLAN WAY
                                        KW1C
                                        COVINGTON KY 41015

                                        PFPC FBO LPL CLIENTS                                 367,901.632      10.20%
                                        9785 TOWNE CENTRE DRIVE
                                        SAN DIEGO CA 92121-1968

                                        MORGAN STANLEY CO FBO                                298,341.500       8.27%
                                        HOOK INVESTMENTS LLC
                                        SUITE 1650
                                        TULSA OK 74135

                                        NATIONAL FINANCIAL SERVICES CORP FBO                 237,244.954       6.58%
                                        THEIR CUSTOMERS
                                        CHURCH STREET STATION
                                        NEW YORK NY 10008-3908

                                        MORGAN STANLEY CO FBO                                227,606.613       6.31%
                                        PM OPERATING SUBSIDIARY LTD
                                        12112 TECHNOLOGY BLVD 100
                                        ATTN ANNE M SMALLING
                                        AUSTIN TX 78727

ADVISER CLASS                           MAC & CO A/C AQTF8768252                              37,722.345      97.88%
                                        ATTN MUTUAL FUNDS OPERATIONS
                                        PO BOX 3198
                                        PITTSBURGH PA 15230-3198

                                                                                                           PERCENT HELD
                                                                                                            AS OF THE
                                                                                            AMOUNT OF      RECORD DATE
       TITLE OF PORTFOLIO/CLASS                        NAME AND ADDRESS                       SHARES        (7/16/03)
--------------------------------------  -----------------------------------------------   --------------   ------------
ACQUIRING FUND (SMALL COMPANY GROWTH
PORTFOLIO)
CLASS A                                 FACTORY MUTUAL INSURANCE COMPANY                   2,510,586.262      18.32%
                                        225 WYMAN STREET PO BOX 9198
                                        ATT KIMBERLY ADAMS
                                        WALTHAM MA 02454-9198

                                        CHARLES SCHWAB & CO INC                            1,221,987.392       8.92%
                                        101 MONTGOMERY ST
                                        ATTN MUTUAL FUNDS
                                        SAN FRANCISCO CA 94104

                                        TRUST COMPANY OF ILLINOIS                          1,184,299.840       8.64%
                                        45 SOUTH PARK BLVD SUITE 300
                                        PO BOX 3198
                                        GLEN ELLYN IL 60137

                                        DEAN WITTER REYNOLDS INC                             737,406.693       5.38%
                                        HARBORSIDE FINANCIAL CENTER
                                        PLAZA 3
                                        6TH FLOOR
                                        JERSEY CITY, NJ 07311

CLASS B                                 FIDELITY INVESTMENT INST'L                        19,925,722.474      59.79%
                                        OPERATIONS CO FIIOC AS
                                        100 MAGELLAN WAY KW1C
                                        BENEFIT PLANS
                                        COVINGTON KY 41015

                                        MCB TRUST SERVICES AS TRUSTEE                      2,074,017.171       6.22%
                                        THE ASSET MGT PLAN FOR AFF G.E. CO
                                        700 17TH STREET SUITE 300
                                        DENVER CO 80202

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 TO
                                        WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                        FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY CARD             MORGAN STANLEY INSTITUTIONAL FUND TRUST        PROXY CARD
                           SMALL CAP GROWTH PORTFOLIO
                                ONE TOWER BRIDGE
                          100 FRONT STREET, SUITE 1100
                        WEST CONSHOHOCKEN, PA 19428-2881

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Small Cap Growth Portfolio held of record by the undersigned on July 16, 2003 at the Special Meeting of Shareholders to be held on September 23, 2003, and at any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement and Prospectus dated _____________, 2003.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            CONTROL NUMBER:  999 9999 9999 999


                            NOTE: Please sign exactly as your name appears. When shares are held by joint tenants, each joint tenant must sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature of joint owner, if any

                            ----------------------------------------------------
                            Date                                       MSC_13477

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.  EXAMPLE: / /

1.   Approval of an Agreement and Plan of               FOR   AGAINST   ABSTAIN
     Reorganization pursuant to which substantially
     all of the assets of the Small Cap Growth          / /     / /       / /
     Portfolio will be combined with the assets of the Small Company Growth Portfolio of Morgan
     Stanley Institutional Fund, Inc., in exchange for shares of the Small Company Growth
     Portfolio.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE PORTFOLIO AS SET FORTH ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Annual Report -- December 31, 2002

Table of Contents

Investment Overview and Statement of Net Assets                    2

Statement of Operations                                            7

Statement of Changes in Net Assets                                 8

Financial Highlights                                               9

Notes to Financial Statements                                     10

Report of Independent Auditors                                    13

Director and Officer Information                                  14

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolios' investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Small Company Growth Portfolio (unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

Other                   15.8%
Producer Durables        8.5%
Financial Services       9.8%
Health Care             14.9%
Consumer Discretionary  30.3%
Technology              20.7%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT


                  SMALL COMPANY GROWTH   RUSSELL 2000
                   PORTFOLIO-CLASS A     GROWTH INDEX
1992                     500000             500000
1993                     500000             594396
1994                     496886             583555
1995                     662398             749582
1996                     687039             873220
1997                     765087            1068499
1998                     975792            1041304
1999                    1916943            1262685
2000                    1789581             979465
2001                    1571539             889060
2002                    1221544             620030

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                                                  TOTAL RETURNS(2)
                                              ------------------------------------------------------
                                                                         AVERAGE ANNUAL
                                                              --------------------------------------
                                                 ONE          FIVE             TEN             SINCE
                                                YEAR         YEARS           YEARS         INCEPTION
----------------------------------------------------------------------------------------------------
Portfolio - Class A (3)                       (22.28)%        9.81%           9.34%            11.10%
Portfolio - Class B (4)                       (22.44)         9.51             N/A              8.88
Index - Class A                               (30.26)        (6.59)           2.62              4.47
Index - Class B                               (30.26)        (6.59)            N/A             (1.61)

(1) The Russell 2000 Growth Index is a market capitalization - weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 1, 1989
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2002, the Portfolio had a total return of -22.28% for the Class A shares and -22.44% for the Class B shares compared to -30.26% for the Russell 2000 Growth Index (the "Index").

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. The New Year began on a strong note, as investors were hopeful about the prospects for economic recovery, but that optimism quickly dissipated amid a growing number of headline accounting and corporate governance scandals. The viability of many companies and even entire industry groups also came into question, as 7 of the 12 largest U.S. bankruptcies ever took place during the year. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concerns about geo-political issues overseas, particularly in the Middle East. The macroeconomic picture did show some signs of improvement, as evidenced by four consecutive quarters of Gross Domestic Product growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels which hit an 8 year high of 6%, and a sharp rise in energy prices.

The Portfolio outperformed the Index primarily as a result of stock selection, although sector allocation was a positive factor as well. Stock selection exceeded the Index in eight sectors, representing roughly 68% of the Portfolio, with the strongest contribution coming from consumer discretionary. A number of individual holdings within areas such as gaming, discount and specialty retail, education, radio, and consumer services showed solid business momentum, which became reflected in their stock prices. During the year, consumer discretionary represented our largest sector weighting and our largest overweight versus the Index. Many of the Portfolio's holdings are characterized by strong free cash flow generation and solid balance sheets, which we believe are desirable traits in an uncertain economy. The second half of the year represented a difficult environment for consumer-oriented companies, and we have generally attempted to own less economically sensitive stocks within the sector.

Stock selection was also favorable within health care. During the year, there were a large number of land mines within the sector, especially within biotechnology and pharmaceuticals, and we generally benefited from our underweights in these areas during the first half of the year. The Portfolio's better performing holdings tended to be more stable growth companies. We added somewhat to biotechnology during the second half of the year, as valuations became more compelling, and news flow for a number of companies became more positive. Other areas in which stock selection was strong included producer durables and consumer staples.

In terms of detractors, technology was the worst performing sector for the year for both the Index and the Portfolio. Stock selection lagged the benchmark sector, although our modest underweight had a slight offsetting positive impact. The sector was hurt by expectations at the beginning of the year for a strong second-half recovery in information technology spending, which did not materialize. With few exceptions, end demand did not pick up, and companies missed earnings and lowered guidance throughout the year. As the year progressed, our strategy was to focus on companies' earnings quality and balance sheet strength, as we sought companies that would be able to withstand the difficult environment. Financial services also detracted from performance, due to an underweight and unfavorable stock selection.

MARKET OUTLOOK

We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging, and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Small Company Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
Common Stocks (95.9%)
Auto & Transportation (0.2%)
TRUCKERS (0.2%)
Arkansas Best Corp.                                           (a)23,453   $        609
--------------------------------------------------------------------------------------
Consumer Discretionary (30.3%)
ADVERTISING AGENCIES (1.8%)
R.H. Donnelley Corp.                                         (a)177,977          5,216
--------------------------------------------------------------------------------------
CASINOS & GAMBLING (4.9%)
Alliance Gaming Corp.                                        (a)104,300          1,776
GTECH Holdings Corp.                                         (a)285,169          7,945
Penn National Gaming, Inc.                                   (a)284,350          4,510
--------------------------------------------------------------------------------------
                                                                                14,231
======================================================================================
COMMUNICATIONS & MEDIA (2.1%)
Media General, Inc., Class A                                     65,725          3,940
Westwood One, Inc.                                            (a)60,325          2,254
--------------------------------------------------------------------------------------
                                                                                 6,194
======================================================================================
CONSUMER ELECTRONICS (0.5%)
Activision, Inc.                                              (a)91,200          1,331
--------------------------------------------------------------------------------------
EDUCATION SERVICES (1.2%)
Career Education Corp.                                        (a)50,850          2,034
Strayer Education, Inc.                                          23,600          1,357
--------------------------------------------------------------------------------------
                                                                                 3,391
======================================================================================
HOTEL/MOTEL (0.6%)
Orient-Express Hotels Ltd., Class A                          (a)132,150          1,784
--------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.5%)
Furniture Brands International, Inc.                          (a)60,357          1,439
--------------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS (1.0%)
Pulitzer, Inc.                                                   64,969          2,920
--------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.3%)
Radio One, Inc., Class D                                     (a)251,336          3,627
--------------------------------------------------------------------------------------
RESTAURANTS (2.7%)
CBRL Group, Inc.                                                100,300          3,022
P.F. Chang's China Bistro, Inc.                               (a)49,350          1,792
Sonic Corp.                                                  (a)141,738          2,904
--------------------------------------------------------------------------------------
                                                                                 7,718
======================================================================================
RETAIL (7.9%)
Abercrombie & Fitch Co., Class A                             (a)130,500          2,670
Chico's FAS, Inc.                                            (a)122,750          2,321
Cost Plus, Inc.                                               (a)22,950            658
Dick's Sporting Goods, Inc.                                  (a)156,700          3,009
Fred's, Inc.                                                    115,575          2,971
HOT Topic, Inc.                                              (a)124,700          2,853
J. Jill Group, Inc. (The)                                    (a)207,861          2,906
Kirkland's, Inc.                                             (a)127,450          1,440
Krispy Kreme Doughnuts, Inc.                                  (a)44,900          1,516
Tractor Supply Co.                                            (a)70,800          2,662
--------------------------------------------------------------------------------------
                                                                                23,006
======================================================================================
SERVICES: COMMERCIAL (4.9%)
AMN Healthcare Services, Inc.                                 (a)79,800          1,349
Arbitron, Inc.                                                (a)96,025          3,217
Corporate Executive Board Co. (The)                          (a)257,399          8,216
G & K Services, Inc., Class A                                    43,050          1,524
--------------------------------------------------------------------------------------
                                                                                14,306
======================================================================================
TEXTILE APPAREL MANUFACTURERS (0.9%)
Coach, Inc.                                                  (a)83,199    $      2,739
--------------------------------------------------------------------------------------
                                                                                87,902
======================================================================================
Consumer Staples (2.9%)
FOODS (2.9%)
Dreyer's Grand Ice Cream, Inc.                                   43,050          3,055
International Multifoods Corp.                                (a)35,100            744
J & J Snack Foods Corp.                                      (a)130,724          4,668
--------------------------------------------------------------------------------------
                                                                                 8,467
======================================================================================
Financial Services (9.8%)
BANKS: OUTSIDE NEW YORK CITY (2.4%)
Doral Financial Corp.                                           168,750          4,826
Southwest Bancorp. of Texas, Inc.                             (a)70,550          2,033
--------------------------------------------------------------------------------------
                                                                                 6,859
======================================================================================
FINANCIAL MISCELLANEOUS (4.6%)
Hilb, Rogal & Hamilton Co.                                      109,200          4,466
Interactive Data Corp.                                       (a)645,875          8,881
--------------------------------------------------------------------------------------
                                                                                13,347
======================================================================================
INSURANCE: LIFE (1.4%)
Stancorp Financial Group, Inc.                                   82,525          4,031
--------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.4%)
Affiliated Managers Group                                     (a)44,700          2,248
Investment Technology Group, Inc.                             (a)43,600            975
W. P. Stewart & Co., Ltd.                                        52,100            934
--------------------------------------------------------------------------------------
                                                                                 4,157
======================================================================================
                                                                                28,394
======================================================================================
Health Care (14.9%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (3.0%)
Celgene Corp.                                                 (a)66,950          1,437
InterMune, Inc.                                               (a)31,050            792
Taro Pharmaceuticals Industries Ltd.                          (a)95,400          3,587
Telik, Inc.                                                  (a)249,475          2,909
--------------------------------------------------------------------------------------
                                                                                 8,725
======================================================================================
DRUGS & PHARMACEUTICALS (1.9%)
Array Biopharma, Inc.                                        (a)226,940          1,259
Regeneron Pharmaceuticals, Inc.                              (a)107,325          1,987
Scios, Inc.                                                   (a)65,000          2,118
--------------------------------------------------------------------------------------
                                                                                 5,364
======================================================================================
HEALTH CARE FACILITIES (0.8%)
Community Health Systems, Inc.                               (a)107,691          2,217
--------------------------------------------------------------------------------------
HEALTH CARE SERVICES (2.8%)
Accredo Health, Inc.                                         (a)123,853          4,366
Stericycle, Inc.                                             (a)119,375          3,865
--------------------------------------------------------------------------------------
                                                                                 8,231
======================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.3%)
Cooper Cos., Inc.                                                99,936          2,500
Techne Corp.                                                  (a)45,870          1,311
Viasys Healthcare, Inc.                                       (a)94,425          1,406
Wright Medical Group, Inc.                                    (a)85,450          1,492
--------------------------------------------------------------------------------------
                                                                                 6,709
======================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
Health Care (cont'd)
MEDICAL SERVICES (0.6%)
Inveresk Research Group, Inc.                                 (a)41,050   $        886
Laboratory Corp. of America Holdings                               (a)1            @--
Specialty Laboratories, Inc.                                  (a)87,450            845
--------------------------------------------------------------------------------------
                                                                                 1,731
======================================================================================
MISCELLANEOUS HEALTH CARE (3.5%)
Allos Therapeutics                                           (a)276,412          2,079
Amylin Pharmaceuticals, Inc.                                  (a)97,300          1,570
CV Therapeutics, Inc.                                         (a)42,675            778
Neurocrine Biosciences, Inc.                                  (a)16,550            756
NPS Pharmaceuticals, Inc.                                    (a)147,200          3,705
Trimeris, Inc.                                                (a)31,850          1,372
--------------------------------------------------------------------------------------
                                                                                10,260
======================================================================================
                                                                                43,237
======================================================================================
Materials & Processing (1.4%)
CHEMICALS (1.2%)
Albemarle Corp.                                                 127,500          3,627
--------------------------------------------------------------------------------------
METALS & MINERALS MISCELLANEOUS (0.2%)
Liquidmetal Technologies                                      (a)59,300            610
--------------------------------------------------------------------------------------
                                                                                 4,237
======================================================================================
Other Energy (6.0%)
ENERGY MISCELLANEOUS (5.2%)
Chesapeake Energy Corp.                                         458,800          3,551
Frontier Oil Corp.                                              104,800          1,805
Patterson-UTI Energy, Inc.                                   (a)150,225          4,532
Pioneer Natural Resources Co.                                (a)205,950          5,200
--------------------------------------------------------------------------------------
                                                                                15,088
======================================================================================
OIL: CRUDE PRODUCERS (0.8%)
Petroquest Energy, Inc.                                      (a)544,875          2,261
--------------------------------------------------------------------------------------
                                                                                17,349
======================================================================================
Producer Durables (8.5%)
AEROSPACE (2.5%)
Alliant Techsystems, Inc.                                     (a)35,637          2,222
Moog, Inc., Class A                                           (a)71,775          2,228
MTC Technologies, Inc.                                        (a)55,450          1,403
United Defense Industries, Inc.                               (a)62,175          1,448
--------------------------------------------------------------------------------------
                                                                                 7,301
======================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
Fisher Scientific International, Inc.                         (a)79,675          2,397
--------------------------------------------------------------------------------------
HOMEBUILDING (1.6%)
NVR, Inc.                                                     (a)13,900          4,525
--------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (0.6%)
Maverick Tube Corp.                                          (a)136,300          1,776
--------------------------------------------------------------------------------------
MACHINERY & ENGINEERING (1.5%)
AGCO Corp.                                                   (a)196,125          4,334
--------------------------------------------------------------------------------------
MANUFACTURING (0.7%)
Actuant Corp., Class A                                        (a)20,550            955
Griffon Corp.                                                 (a)86,850          1,183
--------------------------------------------------------------------------------------
                                                                                 2,138
======================================================================================
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Cymer, Inc.                                                 (a)66,550 $          2,146
--------------------------------------------------------------------------------------
                                                                                24,617
======================================================================================
Technology (20.4%)
COMMUNICATIONS TECHNOLOGY (1.2%)
Adtran, Inc.                                                  (a)19,300            635
Advanced Fibre Communications, Inc.                           (a)66,150          1,103
Extreme Networks, Inc.                                       (a)200,075            654
Foundry Networks, Inc.                                       (a)177,050          1,247
--------------------------------------------------------------------------------------
                                                                                 3,639
======================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (13.6%)
Forrester Research, Inc.                                     (a)188,020          2,928
Global Payments, Inc.                                           133,375          4,269
Hyperion Solutions Corp.                                      (a)32,550            836
Imation Corp.                                                 (a)37,450          1,314
Informatica Corp.                                            (a)522,300          3,008
Internet Security Systems                                     (a)52,100            955
J.D. Edwards & Co.                                           (a)102,000          1,151
Mercury Interactive Corp.                                     (a)65,900          1,954
NetIQ Corp.                                                   (a)70,175            867
Precise Software Solutions Ltd.                              (a)185,300          3,059
Quest Software, Inc.                                         (a)172,100          1,774
Rational Software Corp.                                      (a)233,650          2,428
Secure Computing Corp.                                       (a)121,100            776
SRA International, Inc., Class A                              (a)54,825          1,485
Storage Technology Corp.                                     (a)206,595          4,425
TIBCO Software, Inc.                                         (a)474,075          2,930
United Online, Inc.                                           (a)96,950          1,545
Verint Systems, Inc.                                          (a)68,500          1,382
VeriSign, Inc.                                                (a)81,600            654
Vignette Corp.                                             (a)1,429,175          1,754
--------------------------------------------------------------------------------------
                                                                                39,494
======================================================================================
COMPUTER TECHNOLOGY (1.6%)
Emulex Corp.                                                 (a)103,373          1,918
SanDisk Corp.                                                (a)131,675          2,673
--------------------------------------------------------------------------------------
                                                                                 4,591
======================================================================================
ELECTRONICS (0.3%)
Kopin Corp.                                                  (a)197,372            774
--------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.7%)
ASM International N.V                                        (a)110,815          1,429
Exar Corp.                                                   (a)108,700          1,348
Intersil Corp., Class A                                      (a)129,150          1,800
Marvell Technology Group Ltd.                                 (a)83,500          1,575
Micrel, Inc.                                                  (a)91,950            826
Skyworks Solutions, Inc.                                     (a)292,116          2,518
Triquint Semiconductor, Inc.                                 (a)294,125          1,247
--------------------------------------------------------------------------------------
                                                                                10,743
======================================================================================
                                                                                59,241
======================================================================================
Utilities (1.5%)
UTILITIES: TELECOMMUNICATIONS (1.5%)
Commonwealth Telephone Enterprises, Inc.                      (a)58,525          2,098
IDT Corp., Class B                                           (a)149,350          2,316
--------------------------------------------------------------------------------------
                                                                                 4,414
======================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $285,798)                                     $   278,467
======================================================================================
Preferred Stock (0.3%)
Technology (0.3%)
COMPUTER TECHNOLOGY (0.3%)
Warp Solution, Inc., Series A (COST $785)               (a)(i)1,163,108            879
--------------------------------------------------------------------------------------

                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------------
Short-Term Investment (4.2%)
Repurchase Agreement (4.2%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $12,376)                                            $ (f)12,376         12,376
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $298,959)                                     291,722
======================================================================================

                                                                  VALUE
                                                                  (000)
--------------------------------------------------------------------------------------
Other Assets (0.4%)
  Cash                                                                1
  Receivable for Investments Sold                                   603
  Receivable for Portfolio Shares Sold                              531
  Dividends Receivable                                               50
  Other                                                               9          1,194
--------------------------------------------------------------------------------------
Liabilities (-0.8%)
  Payable for Portfolio Shares
    Redeemed                                                       (900)
  Payable for Investments Purchased                                (768)
  Investment Advisory Fees Payable                                 (583)
  Distribution Fees, Class B                                       (124)
  Administrative Fees Payable                                       (44)
  Directors' Fees and Expenses Payable                              (11)
  Custodian Fees Payable                                            (10)
  Other Liabilities                                                 (23)        (2,463)
--------------------------------------------------------------------------------------
NET ASSETS (100%)                                                          $   290,453
======================================================================================
Net Assets Consist Of:
Paid-in Capital                                                            $   396,217
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                (10)
Accumulated Net Realized Gain (Loss)                                           (98,517)
Unrealized Appreciation (Depreciation) on Investments                           (7,237)
--------------------------------------------------------------------------------------
NET ASSETS                                                                 $   290,453
======================================================================================

                                                                                 VALUE
                                                                                 (000)
--------------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                                 $    74,554
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,936,752 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                 $      7.50
======================================================================================
CLASS B:
NET ASSETS                                                                 $   215,899
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,727,815 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                 $      7.26
======================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 12/99 and 7/00 at a cost of $402,000 and $383,000, respectively. At December 31, 2002, this security had an aggregate market value of $879,000, representing 0.3% of net assets.
@   -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                                 SMALL COMPANY GROWTH PORTFOLIO
                                                 Financial Statements

                                                 STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                             (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                         $     558
  Interest                                                                                214
--------------------------------------------------------------------------------------------------
    Total Income                                                                          772
--------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                              2,747
  Distribution Fees on Class B Shares                                                     496
  Administrative Fees                                                                     438
  Custodian Fees                                                                           49
  Shareholder Reporting Fees                                                               48
  Filing and Registration Fees                                                             41
  Professional Fees                                                                        27
  Insurance Fees                                                                            5
  Directors' Fees and Expenses                                                              4
  Interest Expense                                                                          1
  Other Expenses                                                                            2
--------------------------------------------------------------------------------------------------
    Total Expenses                                                                      3,858
--------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                                                     (342)
--------------------------------------------------------------------------------------------------
    Net Expenses                                                                        3,516
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                           (2,744)
--------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                                    (42,857)
  Foreign Currency Transactions                                                            --
--------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                          (42,857)
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                                         (27,447)
  Foreign Currency Translations                                                            --
--------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                              (27,447)
--------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                                              (70,304)
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                                     $ (73,048)
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

SMALL COMPANY GROWTH PORTFOLIO
Financial Statements

Statement of Changes in Net Assets

                                                                           YEAR ENDED      YEAR ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                                 2002            2001
                                                                                (000)           (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                           $     (2,744)   $     (1,797)
  Net Realized Gain (Loss)                                                    (42,857)        (51,329)
  Net Change in Unrealized Appreciation (Depreciation)                        (27,447)         35,383
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             (73,048)        (17,743)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Realized Gain                                                                --             (16)
  CLASS B:
  Net Realized Gain                                                                --              (9)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                                              --             (25)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   46,585          51,798
  Distributions Reinvested                                                         --               9
  Redeemed                                                                    (33,493)        (47,236)
  CLASS B:
  Subscribed                                                                  147,135         117,401
  Distributions Reinvested                                                         --              --
  Redeemed                                                                    (63,125)        (18,241)
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                            97,102         103,731
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                      24,054          85,963
NET ASSETS:
  Beginning of Period                                                         266,399         180,436
-----------------------------------------------------------------------------------------------------
  End of Period                                                          $    290,453    $    266,399
=====================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                 $         --    $        (11)
  Accumulated net investment loss included in end of period net assets            (10)             --
=====================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                           5,967           6,325
    Shares Issued on Distributions Reinvested                                      --               1
    Shares Redeemed                                                            (4,557)         (5,934)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                       1,410             392
=====================================================================================================
    CLASS B:
    Shares Subscribed                                                          18,139          13,222
    Shares Issued on Distributions Reinvested                                      --               2
    Shares Redeemed                                                            (8,081)         (2,086)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      10,058          11,138
=====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                  SMALL COMPANY GROWTH PORTFOLIO

                                                  Financial Highlights

Selected Per Share Data and Ratios

                                                                                           CLASS A
                                                                --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                                                     2002++       2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    9.65   $    10.99     $    13.32     $     8.07   $    7.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                  (0.07)       (0.06)         (0.08)         (0.05)       0.09
  Net Realized and Unrealized Gain (Loss) on Investments            (2.08)       (1.28)         (0.69)          7.40        1.97
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (2.15)       (1.34)         (0.77)          7.35        2.06
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                --           --             --             --       (0.09)
  Net Realized Gain                                                    --        (0.00)+        (1.56)         (2.10)      (1.62)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                --        (0.00)+        (1.56)         (2.10)      (1.71)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    7.50   $     9.65     $   1 0.99     $   1 3.32   $   8 .07
====================================================================================================================================
TOTAL RETURN                                                       (22.28)%     (12.18)%        (6.64)%        96.45%      27.54%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $  74,554   $   82,300     $   89,367     $   77,193   $  73,276
Ratio of Expenses to Average Net Assets (1)                          1.10%        1.10%          1.25%          1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net                (0.82)%      (0.69)%        (0.68)%        (0.59)%      1.06%
  Assets (1)
Portfolio Turnover Rate                                               133%         144%           129%           204%        331%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                $    0.01   $     0.01     $     0.01     $     0.01   $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                 1.22%        1.25%          1.30%          1.43%       1.35%
      Net Investment Income (Loss) to Average Net Assets            (0.94)%      (0.83)%        (0.73)%        (0.78)%      0.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                                                     2002++       2001           2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    9.36   $    10.68     $    13.01     $     7.93   $   7.63
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                  (0.09)       (0.06)         (0.10)         (0.08)      0.09
  Net Realized and Unrealized Gain (Loss) on Investments            (2.01)       (1.26)         (0.67)          7.26       1.90
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                (2.10)       (1.32)         (0.77)          7.18       1.99
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                --           --             --             --      (0.07)
  Net Realized Gain                                                    --        (0.00)+        (1.56)         (2.10)     (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                --        (0.00)+        (1.56)         (2.10)     (1.69)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    7.26   $     9.36     $    10.68     $    13.01   $   7.93
===================================================================================================================================
TOTAL RETURN                                                       (22.44)%     (12.35)%        (6.81)%        95.97%     26.86%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $ 215,899   $  184,099     $   91,069     $   14,775   $  1,282
Ratio of Expenses to Average Net Assets (2)                          1.35%        1.35%          1.50%          1.50%      1.50%
Ratio of Net Investment Income (Loss) to Average Net                (1.07)%      (0.97)%        (0.97)%        (0.87)%     0.88%
Assets (2)
Portfolio Turnover Rate                                               133%         144%           129%           204%       331%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                $    0.01   $     0.01     $     0.00+    $     0.02   $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                 1.47%        1.50%          1.55%          1.66%      1.60%
      Net Investment Income (Loss) to Average Net Assets            (1.19)%      (1.12)%        (1.02)%         1.03%      0.78%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.005 per share.
++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Annual Report -- December 31, 2002

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-two separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The accompanying financial statements and financial highlights are those of the Small Company Growth Portfolio only. The Portfolio offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and/or traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions for the Portfolio are recorded on the ex-distribution date.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             MAXIMUM
                                          EXPENSE RATIO
                        ADVISORY       ---------------------
PORTFOLIO                 FEE          CLASS A      CLASS B
-----------------------------------------------------------
Small Company Growth      1.00%         1.10%        1.35%

C. ADMINISTRATOR: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the Portfolio with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan.

G. PURCHASES AND SALES: During the year ended December 31, 2002, the Portfolio had purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, of $452,392 and $351,653, respectively.

The Portfolio had no purchases or sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended December 31, 2002, the Portfolio paid approximately $22,000 in brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

H. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                              2002 DISTRIBUTIONS             2001 DISTRIBUTIONS
                                  PAID FROM:                     PAID FROM:
                           ------------------------       ------------------------
                           ORDINARY       LONG-TERM       ORDINARY       LONG-TERM
                             INCOME    CAPITAL GAIN         INCOME    CAPITAL GAIN
PORTFOLIO                     (000)           (000)          (000)           (000)
----------------------------------------------------------------------------------
Small Company Growth             --              --        $   25              --

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and taxes differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

At December 31, 2002, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2002, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                             NET
                                                                    APPRECIATION
                            COST   APPRECIATION    DEPRECIATION   (DEPRECIATION)
PORTFOLIO                  (000)          (000)           (000)            (000)
--------------------------------------------------------------------------------
Small Company Growth   $ 304,217     $   15,639    $    (28,134)    $    (12,495)

At December 31, 2002, the Portfolio had available capital loss carryforwards to offset future net capital gains, to theextent provided by regulations, through the indicated expiration dates:

                          EXPIRATION DATE DECEMBER 31, (000)
                      -----------------------------------------
PORTFOLIO                 2009         2010        TOTAL
---------------------------------------------------------------
Small Company Growth    $ 48,399     $ 41,886     $ 90,285

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003 for U.S. Federal income tax purposes, post-October capital losses of approximately $2,976,000.

I. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of its outstanding shares. Investment decisions of these shareholders could have a material impact on the Portfolio.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Annual Report -- December 31, 2002

Report of Ernst & Young, Independent Auditors

TO THE BOARD OF DIRECTORS OF MORGAN STANLEY INSTITUTIONAL FUND, INC. AND SHAREHOLDERS OF THE SMALL COMPANY GROWTH PORTFOLIO

We have audited the accompanying statement of net assets of the Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.)(the "Portfolio") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Company Growth Portfolio of Morgan Stanley Institutional Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

Director and Officer Information (unaudited)

Independent Directors:

                                                                                     NUMBER OF
                                      TERM OF                                        PORTFOLIOS
                                      OFFICE AND                                     IN
NAME, AGE AND          POSITION(S)    LENGTH OF                                      FUND COMPLEX
ADDRESS OF             HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER DIRECTORSHIPS HELD BY
DIRECTOR               REGISTRANT     SERVED*      PAST 5 YEARS                      DIRECTOR**        DIRECTOR
---------------------  ----------     ----------   --------------------------------  ------------      ----------------------------
John D. Barrett II     Director       Director     Chairman and Director of Barrett  71                Director of the Ashforth
(67)                                  since 1996   Associates, Inc. (investment                        Company (real estate).
565 Fifth Avenue                                   counseling).
New York, NY 10017

Thomas P. Gerrity      Director       Director     Professor of Management,          71                Director, ICG Commerce,
(61)                                  since 2001   formerly, Dean, Wharton                             Inc.; Sunoco; Fannie Mae;
219 Grays Lane                                     School of Business,                                 Reliance Group Holdings,
Haverford, PA 19041                                University of Pennsylvania;                         Inc., CVS Corporation and
                                                   formerly, Director, IKON Office                     Knight-Ridder, Inc.
                                                   Solutions, Inc., Fiserv, Digital
                                                   Equipment Corporation, Investor
                                                   Force Holdings, Inc. and Union
                                                   Carbide Corporation.

Gerard E. Jones (65)   Director       Director     Of Counsel, Shipman & Goodwin,    72                Director of Tractor Supply
Shipman & Goodwin,                    since 1996   LLP (law firm).                                     Company, Tiffany Foundation,
LLP                                                                                                    and Fairfield County
43 Arch Street                                                                                         Foundation and The India
Greenwich, CT 06830                                                                                    Magnum Fund Ltd.

Joseph J. Kearns (60)  Director       Director     Investment consultant; formerly   71                Director, Electro Rent
Kearns & Associates                   since 2001   CFO of The J. Paul Getty Trust.                     Corporation and The Ford
LLC                                                                                                    Family Foundation.
PMB754
23852 Pacific Coast
Highway
Malibu, CA 90265

Vincent R. McLean      Director       Director     Formerly, Executive Vice          71                Director, Banner Life
(71)                                  since 2001   President, Chief Financial                          Insurance Co.; William Penn
702 Shackamaxon Drive                              Officer, Director and Member of                     Life Insurance Company of
Westfield, NJ 07090                                the Executive Committee of                          New York.
                                                   Sperry Corporation (now part of

C. Oscar Morong, Jr.   Director       Director     Managing Director, Morong         71                Trustee of the mutual funds
(67)                                  since 2001   Capital Management; formerly,                       in the Smith
1385 Outlook Drive                                 Senior Vice President and                           Barney/CitiFunds fund
West                                               Investment Manager for CREF,                        complex.
Mountainside, NJ                                   TIAA-CREF Investment Management,
07092                                              Inc. (investment management);
                                                   formerly, Director, The
                                                   Indonesia Fund (mutual fund).

William G. Morton,     Director       Director     Chairman Emeritus and former      71                Director of Radio Shack
Jr. (65)                              since 2000   Chief Executive Officer of                          Corporation (electronics).
304 Newbury Street,                                Boston Stock Exchange.
#560
Boston, MA 02115

Michael Nugent (66)    Director       Director     General Partner, Triumph          194               Director of various business
c/o Triumph Capital,                  since 2001   Capital, L.P. (private                              organizations; Chairman of
L.P.                                               investment partnership);                            the Insurance Committee and
237 Park Avenue                                    formerly, Vice President,                           Director or Trustee of the
New York, NY 10017                                 Bankers Trust Company and BT                        retail families of funds
                                                   Capital Corporation.                                advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (70)       Director       Director     Chairman and Chief Executive      72                Trustee and Director of
85 Charles Colman                     since 1996   Officer of Lumelite Plastics                        approximately 30 investment
Blvd.                                              Corporation.                                        companies in the JPMorgan
Pawling, NY 12564                                                                                      Funds complex managed by
                                                                                                       JPMorgan Investment
                                                                                                       Management Inc., Director of
                                                                                                       The India Magnum Fund Ltd.

Interested Directors:

                                                                                     NUMBER OF
                                      TERM OF                                        PORTFOLIOS
                                      OFFICE AND                                     IN
NAME, AGE AND          POSITION(S)    LENGTH OF                                      FUND COMPLEX
ADDRESS OF             HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER DIRECTORSHIPS HELD BY
DIRECTOR               REGISTRANT     SERVED*      PAST 5 YEARS                      DIRECTOR**        DIRECTOR
---------------------  ----------     ----------   --------------------------------  ------------      ----------------------------
Barton M. Biggs (70)   Chairman       Chairman     Chairman, Director and            72                Member of the Yale
1221 Avenue of the     and Director   and          Managing Director of Morgan                         Development Board
Americas                              Director     Stanley Investment Management
New York, NY 10020                    since        Inc. and Chairman and Director
                                      1996         of Morgan Stanley Investment
                                                   Management Limited; Managing
                                                   Director of Morgan Stanley &
                                                   Co. Incorporated; Director and
                                                   Chairman of the Board of
                                                   various U.S. registered
                                                   companies managed by Morgan
                                                   Stanley Investment Management
                                                   Inc.

Ronald E. Robison (63) President      President    President and Trustee; Chief      72
1221 Avenue of the     and            and Director Global Operations Officer and
Americas               Director       since        Managing Director of Morgan
New York, NY 10020                    2001         Stanley Investment Management
                                                   Inc.; Managing Director of
                                                   Morgan Stanley & Co.
                                                   Incorporated; formerly,
                                                   Managing Director and Chief
                                                   Operating Officer of TCW
                                                   Investment Management Company;
                                                   Director and President of
                                                   various funds in the Fund
                                                   Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 836487 and the SAI is found within form type 485BPOS.

Officers:

                                                        TERM OF OFFICE
NAME, AGE AND ADDRESS OF EXECUTIVE   POSITION(S) HELD   AND LENGTH OF
OFFICER                              WITH REGISTRANT    TIME SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------    ----------------   ---------------      ------------------------------------------------------
Ronald E. Robison (63)               President and      President since      Chief Global Operations Officer and Managing Director
Morgan Stanley Investment            Director           2001                 of Morgan Stanley Investment Management Inc.; Director
Management Inc.                                                              and President of various U.S. registered investment
1221 Avenue of the Americas                                                  companies managed by Morgan Stanley Investment
New York, NY 10020                                                           Management Inc.; previously, Managing Director and
                                                                             Chief Operating Officer of TCW Investment Management
                                                                             Company.

Stefanie V. Chang (36)               Vice President     Vice President       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment                               since 1997           Incorporated and Morgan Stanley Investment Management
Management Inc.                                                              Inc.; formerly, practiced law with the New York law
1221 Avenue of the Americas                                                  firm of Rogers & Wells (now Clifford Chance US LLP);
New York, NY 10020                                                           Vice President of certain funds in the Fund Complex.

Lorraine Truten (41)                 Vice President     Vice President       Executive Director of Morgan Stanley Investment
Morgan Stanley Investment                               since 2001           Management Inc.; Head of Global Client Services,
Management Inc.                                                              Morgan Stanley Investment Management Inc.; President,
1221 Avenue of the Americas                                                  Morgan Stanley Fund Distribution, Inc. formerly,
New York, NY 10020                                                           President of Morgan Stanley Institutional Fund Trust;
                                                                             Vice President of certain funds in the Fund Complex.

Mary E. Mullin (35)                  Secretary          Secretary since      Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment                               1999                 and Morgan Stanley Investment Management Inc.;
Management Inc.                                                              formerly, practiced law with the New York law firms of
1221 Avenue of the Americas                                                  McDermott, Will & Emery and Skadden, Arps, Slate,
New York, NY 10020                                                           Meagher & Flom LLP; Secretary of certain funds in the
                                                                             Fund Complex.

James W. Garrett (34)                Treasurer          Treasurer since      Executive Director of Morgan Stanley & Co.,
Morgan Stanley Investment                               2002                 Incorporated and Morgan Stanley Investment Management
Management Inc.                                                              Inc. and Treasurer of various U.S. registered
1221 Avenue of the Americas                                                  investment companies managed by Morgan Stanley
New York, NY 10020                                                           Investment Management Inc.; formerly, with Price
                                                                             Waterhouse LLP (now PricewaterhouseCoopers LLP)

Belinda A. Brady (35)                Assistant          Assistant            Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.    Treasurer          Treasurer since      Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                       2001                 Services Company); formerly, Senior Auditor at Price
Boston, MA 02108-3913                                                        Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                             Assistant Treasurer of certain funds in the Fund
                                                                             Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
221 Avenue of the Americas
New York, New York 10020

Distributor
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Custodian
JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the The Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

                                        PROSPECTUS

                                        May 1, 2003

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND,
INC.

EQUITY GROWTH PORTFOLIO
The Equity Growth Portfolio seeks
long-term capital appreciation by
investing primarily in
growth-oriented equity securities of
large capitalization companies.

-------------------------------------

FOCUS EQUITY PORTFOLIO
The Focus Equity Portfolio seeks
capital appreciation by investing
primarily in growth-oriented equity
securities of large capitalization
companies.

-------------------------------------

SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth Portfolio
seeks long-term capital appreciation
by investing primarily in
growth-oriented equity securities of
small capitalization companies.

-------------------------------------

TECHNOLOGY PORTFOLIO
The Technology Portfolio seeks
long-term capital appreciation by
investing primarily in equity
securities of companies that the
investment adviser expects will
benefit from their involvement in
technology and technology-related
industries.

-------------------------------------
                                     INVESTMENT ADVISER
                                     MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                     -------------------------------------------
                                     DISTRIBUTOR
                                     MORGAN STANLEY & CO. INCORPORATED
                                     -------------------------------------------

                                     Morgan Stanley Institutional Fund, Inc.
                                     (The "Fund") is a no-load mutual fund that
                                     is designed to meet the investment needs of
                                     discerning investors who place a premium on
                                     quality and personal service. The Fund
                                     makes available to institutional investors
                                     a series of portfolios, which seeks to
                                     benefit from the investment expertise and
                                     commitment to excellence associated with
                                     Morgan Stanley Investment Management Inc.
                                     ("Morgan Stanley Investment Management" or
                                     the "Adviser") and its affiliates. This
                                     Prospectus offers Class A and Class B
                                     shares of the portfolios listed above (each
                                     a "Portfolio" and collectively the
                                     "Portfolios").
                                     -------------------------------------------
                                     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                            PAGE
PORTFOLIOS
Equity Growth                                                                  1
--------------------------------------------------------------------------------
Focus Equity                                                                   2
--------------------------------------------------------------------------------
Small Company Growth                                                           3
--------------------------------------------------------------------------------
Technology                                                                     5
--------------------------------------------------------------------------------
Additional Risk Factors and Information                                        7
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                                            9
--------------------------------------------------------------------------------
FUND MANAGEMENT                                                               11
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                       12
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          15
--------------------------------------------------------------------------------
Equity Growth Portfolio                                                       15
--------------------------------------------------------------------------------
Focus Equity Portfolio                                                        17
--------------------------------------------------------------------------------
Small Company Growth Portfolio                                                19
--------------------------------------------------------------------------------
Technology Portfolio                                                          21
--------------------------------------------------------------------------------

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

Equity Growth Portfolio

OBJECTIVE
THE EQUITY GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

The Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Adviser believes exhibit strong free cash flow and earnings growth. The Adviser emphasizes individual security selection.

PROCESS

The Adviser follows a flexible investment program in looking for companies with above average capital appreciation potential. The Adviser focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

RISKS

Investing in the Equity Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.


Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on April 2, 1991

1993             4.33
1994             3.26
1995            45.02
1996            30.97
1997            31.32
1998            19.04
1999            39.89
2000           -11.78
2001           -14.97
2002           -27.64

     HIGH QUARTER             (Q4 '98)    22.67%
     ------------------------------------------
     LOW QUARTER              (Q1 '01)   -18.24%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2002)

                                                                PAST         PAST       PAST        SINCE
                                                            ONE YEAR   FIVE YEARS  TEN YEARS    INCEPTION
CLASS A (commenced operations on April 2, 1991)
---------------------------------------------------------------------------------------------------------
Return before Taxes                                          -27.64%      -2.00%       9.28%        9.61%
---------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions(1)                       -27.70%      -2.96%       6.39%        7.08%
---------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
  Fund Shares(1)                                             -16.97%      -1.43%       6.65%        7.16%
---------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)(2)                                      -22.09%      -0.58%       9.35%        9.59%
---------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
Return before Taxes                                          -27.75%      -2.24%        N/A         6.17%
---------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)(2)                                      -22.09%      -0.58%        N/A         6.76%
---------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

     The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

     The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
(2) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

Focus Equity Portfolio

OBJECTIVE
THE FOCUS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF LARGE CAPITALIZATION COMPANIES.

APPROACH

The Adviser seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of U.S., and to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Adviser believes have strong free cash flow and earnings growth potential. The Adviser emphasizes individual security selection. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

PROCESS

The Adviser follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The Adviser focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Adviser's concentration in a relatively small number of companies may lead to an emphasis on particular industry sectors. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

RISKS

Investing in the Focus Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on March 8, 1995

1996          40.90
1997          33.31
1998          15.35
1999          46.44
2000         -11.66
2001         -15.22
2002         -28.81

     HIGH QUARTER             (Q4 '98)    26.17%
     ------------------------------------------
     LOW QUARTER              (Q3 '98)   -19.27%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2002)

                                                                                 PAST        PAST       SINCE
                                                                             ONE YEAR  FIVE YEARS   INCEPTION
CLASS A (commenced operations on March 8, 1995)
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                                           -28.81%      -2.07%      11.79%
-------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions(1)                                        -28.81%      -4.96%       6.94%
-------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares(1)                -17.69%      -2.08%       8.06%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)          -22.09%      -0.58%       9.77%
-------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                                           -28.92%      -2.29%       7.46%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)          -22.09%      -0.58%       6.76%
-------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

     The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

     The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

(2) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

Small Company Growth Portfolio

OBJECTIVE
THE SMALL COMPANY GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GROWTH-ORIENTED EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

APPROACH

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

PROCESS

The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling in seeking to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small companies. This policy may be changed without shareholder approval; however, you would be notified of any changes. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

RISKS

Investing in the Small Company Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on November 1, 1989

1993             0.00
1994            -0.62
1995            33.31
1996             3.72
1997            11.36
1998            27.54
1999            96.45
2000            -6.64
2001           -12.18
2002           -22.28

HIGH QUARTER          (Q4 '99)    48.70%
LOW QUARTER           (Q3 '01)   -26.50%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2002)

                                                               PAST         PAST        PAST        SINCE
                                                           ONE YEAR   FIVE YEARS   TEN YEARS    INCEPTION
CLASS A (commenced operations on November 1, 1989)
---------------------------------------------------------------------------------------------------------
Return before Taxes                                         -22.28%        9.81%       9.34%       11.10%
---------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions(1)                      -22.28%        6.31%       4.72%        7.49%
---------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of
  Fund Shares(1)                                            -13.68%        6.85%       5.87%        8.03%
---------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no deduction for
  fees, expenses or taxes)(2)                               -30.26%       -6.59%       2.62%        4.47%
---------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)
---------------------------------------------------------------------------------------------------------
Return before Taxes                                         -22.44%        9.51%        N/A         8.88%
---------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no deduction for
  fees, expenses or taxes)(2)                               -30.26%       -6.59%        N/A        -1.61%
---------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

     The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

     The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
(2) The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

Technology Portfolio

OBJECTIVE

THE TECHNOLOGY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT THE ADVISER EXPECTS WILL BENEFIT FROM THEIR INVOLVEMENT IN TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

APPROACH

The Adviser seeks to maximize long-term capital appreciation by identifying significant long-term technology trends and by investing primarily in companies the Adviser believes are positioned to benefit materially from these trends.

PROCESS

The Adviser researches technology trends in seeking to identify industry sectors and issuers with strong prospects and leading market positions. The Portfolio invests in a broad range of technology-related industries, which can include: computers; software and peripheral products; electronics; communications equipment and services; entertainment; multimedia; and information services. The Adviser looks to invest in issuers with strong management teams, reasonable valuations relative to growth prospects and whose competitors face sustainable barriers to market entry. The Portfolio may participate in the global technology market by investing up to 35% of its total assets in the equity or fixed income securities of foreign issuers, including those located in emerging markets. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies that the Adviser expects will benefit from their involvement in technology and technology-related industries. This policy may be changed without shareholder approval; however, you would be notified of any changes.

RISKS
Investing in the Technology Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of companies in the technology sector. Because the Portfolio invests primarily in technology-related issuers, there is an additional risk that economic events affecting the technology and technology-related industries may impact a substantial portion of the Portfolio's investments. Historically, the price of securities in this sector have tended to be volatile. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect a particular issuer (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of technology-related issuers, may underperform relative to other sectors or the overall market.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. The Portfolio may invest in the equity securities of any size company. While the Adviser believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on September 16, 1996

1997           37.27
1998           53.90
1999          160.62
2000          -22.67
2001          -47.89
2002          -47.57

HIGH QUARTER          (Q4 '99)    69.79%
LOW QUARTER           (Q3 '01)   -45.26%

AVERAGE ANNUAL TOTAL RETURNS

(for the calendar periods ended December 31, 2002)

                                                                                PAST        PAST        SINCE
                                                                            ONE YEAR  FIVE YEARS    INCEPTION
CLASS A (commenced operations on September 16, 1996)
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                                          -47.57%      -3.26%        3.56%
-------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions(1)                                       -47.57%      -5.56%        0.38%
-------------------------------------------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund Shares(1)               -29.21%      -0.80%        3.85%
-------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index (reflects no deduction for
  fees, expenses or taxes)(2)                                                -31.53%      -3.19%        1.80%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)         -22.09%      -0.58%        5.63%
-------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on September 16, 1996)
-------------------------------------------------------------------------------------------------------------
Return before Taxes                                                          -47.62%      -3.40%        3.37%
-------------------------------------------------------------------------------------------------------------
NASDAQ Composite Index (reflects no deduction for
  fees, expenses or taxes)(2)                                                -31.53%      -3.19%        1.80%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)         -22.09%      -0.58%        5.63%
-------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

     The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

     The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. The bar chart shows returns for Class A shares only. The Portfolio's Class B shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment.
(2) The NASDAQ Composite Index is a market capitalization-weighted index comprised of all NASDAQ domestic and international common stocks listed on the NASDAQ Stock Market.
(3) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries, chosen mainly for market size, liquidity and industry group representation.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Investment Summary

Additional Risk Factors and Information

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Technology or the Small Company Growth Portfolio's investments in securities of issuers located in emerging market countries. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS
The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolios. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

RISKS OF DERIVATIVES
The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk.

To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INITIAL PUBLIC OFFERINGS
The Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER
Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Focus Equity, Small Company Growth and Technology Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Fees and Expenses of the Portfolios

FEES AND EXPENSES OF THE PORTFOLIOS

2002 ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                                                  SMALL
                                                                         EQUITY       FOCUS     COMPANY
                                                                         GROWTH      EQUITY      GROWTH  TECHNOLOGY
                                                                      PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Portfolio assets)*
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    0.60%       0.80%       1.00%       1.00%
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    0.60%       0.80%       1.00%       1.00%
-------------------------------------------------------------------------------------------------------------------
12b-1 FEE
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    NONE        NONE        NONE        NONE
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    0.25%       0.25%       0.25%       0.25%
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    0.21%       0.29%       0.22%       0.46%
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    0.21%       0.29%       0.22%       0.46%
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    0.81%       1.09%       1.22%       1.46%
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    1.06%       1.34%       1.47%       1.71%
-------------------------------------------------------------------------------------------------------------------

* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio, so that total annual operating expenses will not exceed 0.80% for Class A shares and 1.05% for Class B shares of the Equity Growth Portfolio; 1.00% for Class A shares and 1.25% for Class B shares of the Focus Equity Portfolio; 1.10% for Class A shares and 1.35% for Class B shares of the Small Company Growth Portfolio; and 1.25% for Class A shares and 1.50% for Class B shares of the Technology Portfolio.

   In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were included, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

   For the fiscal year ended December 31, 2002, after giving effect to the Adviser's voluntary fee waiver and/or expense reimbursement, the total annual operating expenses incurred by investors were the amounts shown in the first paragraph for the Equity Growth, the Focus Equity, and the Small Company Growth Portfolios. The total annual operating expenses incurred by investors, including certain investment related expenses, were 1.26% for Class A shares and 1.51% for Class B shares of the Technology Portfolio. Excluding investment related expenses, the total annual operating expenses after fee waivers and/or expenses reimbursements for the Technology Portfolio were the amounts shown in the first paragraph.

   Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

EXAMPLE

                                                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Class A                                                                     $83        $259        $450      $1,002
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    $108        $337        $585      $1,294
-------------------------------------------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    $111        $347        $601      $1,329
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    $136        $425        $734      $1,613
-------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    $124        $387        $670      $1,477
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    $150        $465        $803      $1,757
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Class A                                                                    $149        $462        $797      $1,746
-------------------------------------------------------------------------------------------------------------------
Class B                                                                    $174        $539        $928      $2,019
-------------------------------------------------------------------------------------------------------------------

[SIDENOTE]

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Fund Management

Investment Adviser

Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2002, the Adviser, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

MANAGEMENT FEES

For the fiscal year ended December 31, 2002, the Adviser received from each Portfolio the management fee set forth in the table below:

MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2002

(net of waivers and as a percentage of average net assets)

EQUITY GROWTH PORTFOLIO                                                    0.59%
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO                                                     0.71%
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                             0.88%
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO                                                       0.79%
--------------------------------------------------------------------------------

Portfolio Management

EQUITY GROWTH PORTFOLIO

The Portfolio's assets are managed by the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.

FOCUS EQUITY PORTFOLIO
The Portfolio's assets are managed by the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.

SMALL COMPANY GROWTH PORTFOLIO

The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include David Cohen, Executive Director, and Dennis Lynch, Executive Director.

TECHNOLOGY PORTFOLIO

The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Alexander Umansky, Executive Director, is a current member of the team.

Shareholder Information

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

PRICING OF PORTFOLIO SHARES
You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES
You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions and remains below the minimum initial investment amount for 60 consecutive days, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of each Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE BANK
270 Park Avenue
New York, NY 10017

ABA#021000021
DDA#910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Shareholder Information

Shareholder Information(Cont'd)

OTHER TRANSACTIONAL INFORMATION

Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*  Portfolio is currently closed to new investors

+  Portfolio is not operational

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each of the Portfolios to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend. Each Portfolio's policy is to distribute to shareholders net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000 through December 31, 2002 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2002 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Equity Growth Portfolio

                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS A                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $17.29        $20.51        $25.04        $19.04        $16.93
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                                0.03          0.01         (0.01)        (0.02)         0.04
Net Realized and Unrealized Gain (Loss) on Investments        (4.80)        (3.08)        (2.76)         7.49          3.17
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (4.77)        (3.07)        (2.77)         7.47          3.21
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                         (0.03)            -             -         (0.00)+       (0.03)
Net Realized Gain                                                 -         (0.15)        (1.76)        (1.47)        (1.07)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.03)        (0.15)        (1.76)        (1.47)        (1.10)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $12.49        $17.29        $20.51        $25.04        $19.04
===========================================================================================================================
TOTAL RETURN                                                 (27.64)%      (14.97)%      (11.78)%       39.89%        19.04%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $432,207      $603,652      $886,824      $977,005      $784,565
Ratio of Expenses to Average Net Assets(1)                     0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(1)                                                0.21%         0.05%         0.79%        (0.10)%        0.22%
Portfolio Turnover Rate                                         143%           94%           71%           91%          156%
---------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during
     the period:
   Per share benefit to net investment income                 $0.00+        $0.00+        $0.00+        $0.00+        $0.00+
   Ratios before expense limitation:
   Expenses to Average Net Assets                              0.81%         0.81%         0.80%         0.80%         0.80%
   Net Investment Income (Loss) to Average Net Assets          0.21%         0.06%        (0.06)%       (0.10)%        0.22%
---------------------------------------------------------------------------------------------------------------------------

 + Amount is less than $0.005 per share.
++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

Equity Growth Portfolio

                                                                                  YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS B                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $17.08        $20.32        $24.90        $18.97        $16.91
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(2)                                0.00+        (0.04)        (0.04)        (0.04)        (0.00)+
Net Realized and Unrealized Gain (Loss) on Investments        (4.74)        (3.05)        (2.78)         7.44          3.15
===========================================================================================================================

TOTAL FROM INVESTMENT OPERATIONS                              (4.74)        (3.09)        (2.82)         7.40          3.15
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                             -             -             -         (0.00)+       (0.02)
Net Realized Gain                                                 -         (0.15)        (1.76)        (1.47)        (1.07)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               -         (0.15)        (1.76)        (1.47)        (1.09)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $12.34        $17.08        $20.32        $24.90        $18.97
===========================================================================================================================
TOTAL RETURN                                                 (27.75)%      (15.26)%      (12.01)%       39.61%        18.71%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $156,501      $223,646      $350,556      $246,889       $88,330
Ratio of Expenses to Average Net Assets(2)                     1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(2)                                               (0.04)%       (0.22)%       (1.04)%       (0.34)%       (0.02)%
Portfolio Turnover Rate                                         143%           94%           71%           91%          156%
---------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.00+        $0.00+        $0.00+        $0.00+        $0.00+
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.06%         1.06%         1.05%         1.05%         1.05%
    Net Investment Income (Loss) to Average Net Assets        (0.04)%       (0.22)%       (0.30)%       (0.34)%       (0.20)%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

Focus Equity Portfolio

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS A                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $12.67        $15.31        $19.70        $17.50        $15.78
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                                0.00+        (0.03)        (0.05)        (0.06)        (0.00)+
Net Realized and Unrealized Gain (Loss) on Investments        (3.65)        (2.28)        (2.05)         7.89          2.42
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (3.65)        (2.31)        (2.10)         7.83          2.42
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Realized Gain                                                 -         (0.33)        (2.29)        (5.63)        (0.70)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $9.02        $12.67        $15.31        $19.70        $17.50
===========================================================================================================================
TOTAL RETURN                                                 (28.81)%      (15.22)%      (11.66)%       46.44%        15.35%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $51,347       $85,204      $126,531      $136,128      $130,734
Ratio of Expenses to Average Net Assets(1)                     1.00%         1.01%         1.00%         1.01%         1.01%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    N/A          1.00%          N/A          1.00%         1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(1)                                                0.02%        (0.21)%       (0.27)%       (0.33)%        0.01%
Portfolio Turnover Rate                                         173%           95%           93%          155%          373%
---------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.01         $0.01         $0.00+        $0.01         $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.09%         1.08%         1.04%         1.07%         1.03%
    Net Investment Income (Loss) to Average Net Asset        (0.07)%       (0.28)%       (0.29)%       (0.39)%       (0.01)%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

Focus Equity Portfolio

                                                                                 YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------
CLASS B                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $12.45        $15.09        $19.50        $17.40        $15.72
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Loss(2)                                        (0.03)        (0.07)        (0.08)        (0.08)        (0.06)
Net Realized and Unrealized Gain (Loss) on Investments        (3.57)        (2.24)        (2.04)         7.81          2.44
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (3.60)        (2.31)        (2.12)         7.73          2.38
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Realized Gain                                                 -         (0.33)        (2.29)        (5.63)        (0.70)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $8.85        $12.45        $15.09        $19.50        $17.40
===========================================================================================================================
TOTAL RETURN                                                 (28.92)%      (15.45)%      (11.89)%       46.13%        15.15%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $6,414       $13,143       $18,876       $22,168       $16,682
Ratio of Expenses to Average Net Assets(2)                     1.25%         1.26%         1.25%         1.26%         1.26%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    N/A          1.25%         1.25%         1.25%         1.25%
Ratio of Net Investment Loss
  to Average Net Assets(2)                                    (0.23)%       (0.45)%       (0.52)%       (0.58)%       (0.26)%
Portfolio Turnover Rate                                         173%           95%           93%          155%          373%
---------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.01         $0.00+        $0.00+        $0.01         $0.00+
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.34%         1.33%         1.29%         1.32%         1.28%
    Net Investment Loss to Average Net Assets                 (0.32)%       (0.53)%       (0.54)%       (0.64)%       (0.28)%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

Small Company Growth Portfolio


                                                                                   YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS A                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $9.65        $10.99        $13.32         $8.07         $7.72
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                               (0.07)        (0.06)        (0.08)        (0.05)         0.09
Net Realized and Unrealized Gain (Loss) on Investments        (2.08)        (1.28)        (0.69)         7.40          1.97
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (2.15)        (1.34)        (0.77)         7.35          2.06
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                             -             -             -             -         (0.09)
Net Realized Gain                                                 -         (0.00)+       (1.56)        (2.10)        (1.62)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               -         (0.00)+       (1.56)        (2.10)        (1.71)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $7.50         $9.65        $10.99        $13.32         $8.07
===========================================================================================================================
TOTAL RETURN                                                 (22.28)%      (12.18)%       (6.64)%       96.45%        27.54%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $74,554       $82,300       $89,367       $77,193       $73,276
Ratio of Expenses to Average Net Assets(1)                     1.10%         1.10%         1.25%         1.25%         1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(1)                                    (0.82)%       (0.69)%       (0.68)%       (0.59)%        1.06%
Portfolio Turnover Rate                                         133%         1.44%          129%          204%          331%
---------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.01         $0.01         $0.01         $0.01         $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.22%         1.25%         1.30%         1.43%         1.35%
    Net Investment Income (Loss) to Average Net Asset         (0.94)%       (0.83)%       (0.73)%       (0.78)%        0.96%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

Small Company Growth Portfolio

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS B                                                      2002++         2001           2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $9.36        $10.68        $13.01         $7.93         $7.63
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(2)                               (0.09)        (0.06)        (0.10)        (0.08)         0.09
Net Realized and Unrealized Gain (Loss) on Investments        (2.01)        (1.26)        (0.67)         7.26          1.90
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (2.10)        (1.32)        (0.77)         7.18          1.99
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Investment Income                                             -             -             -             -         (0.07)
Net Realized Gain                                                 -         (0.00)+       (1.56)        (2.10)        (1.62)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               -         (0.00)+       (1.56)        (2.10)        (1.69)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $7.26         $9.36        $10.68        $13.01         $7.93
===========================================================================================================================
TOTAL RETURN                                                 (22.44)%      (12.35)%       (6.81)%       95.97%        26.86%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $215,899      $184,099       $91,069       $14,775        $1,282
Ratio of Expenses to Average Net Assets(2)                     1.35%         1.35%         1.50%         1.50%         1.50%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                                    (1.07)%       (0.97)%       (0.97)%       (0.87)%        0.88%
Portfolio Turnover Rate                                         133%          144%          129%          204%          331%
---------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.01         $0.01         $0.00+        $0.02         $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.47%         1.50%         1.55%         1.66%         1.60%
    Net Investment Income (Loss) to Average Net Asset         (1.19)%       (1.12)%       (1.02)%        1.03%         0.78%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Financial Highlights

Technology Portfolio

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS A                                                      2002++         2001           2000        1999++        1998++
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $12.76        $25.82        $38.91        $17.98        $11.73
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                               (0.10)        (0.18)        (0.34)        (0.28)        (0.13)
Net Realized and Unrealized Gain (Loss) on Investments        (5.97)       (12.00)        (7.69)        28.07          6.45
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (6.07)       (12.18)        (8.03)        27.79          6.32
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Realized Gain                                                 -         (0.88)        (5.06)        (6.86)        (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.69        $12.76        $25.82        $38.91        $17.98
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 (47.57)%      (47.89)%      (22.67)%      160.62%        53.90%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $20,331       $42,195      $101,588       $82,190       $27,506
Ratio of Expenses to Average Net Assets(1)                     1.26%         1.26%         1.26%         1.26%         1.29%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                   1.25%         1.25%         1.25%         1.25%         1.25%
Ratio of Net Investment Loss to Average Net Assets(1)         (1.11)%       (1.09)%       (1.05)%       (1.06)%       (0.95)%
Portfolio Turnover Rate                                         122%          107%          150%          250%          265%
---------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.02         $0.01         $0.01         $0.00+        $0.07
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.46%         1.34%         1.29%         1.28%         1.82%
    Net Investment Loss to Average Net Assets                 (1.32)%       (1.17)%       (1.08)%       (1.09)%       (1.47)%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

Technology Portfolio

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
CLASS B                                                      2002++         2001           2000        1999++        1998++
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $12.61        $25.58        $38.69        $17.92        $11.72
---------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss) (2)                              (0.12)        (0.21)        (0.41)        (0.35)        (0.16)
Net Realized and Unrealized Gain (Loss) on Investments        (5.88)       (11.88)        (7.64)        27.98          6.43
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (6.00)       (12.09)        (8.05)        27.63          6.27
===========================================================================================================================

DISTRIBUTIONS FROM AND/OR IN EXCESS OF

Net Realized Gain                                                 -         (0.88)        (5.06)        (6.86)        (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.61        $12.61        $25.58        $38.69        $17.92
===========================================================================================================================
TOTAL RETURN                                                 (47.62)%      (47.99)%      (22.86)%      160.26%        53.52%
===========================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $1,872        $3,137        $6,251        $4,192          $850
Ratio of Expenses to Average Net Assets (2)                    1.51%         1.51%         1.51%         1.51%         1.55%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                   1.50%         1.50%         1.50%         1.50%         1.50%
Ratio of Net Investment Loss to Average Net Assets(2)         (1.36)%       (1.34)%       (1.30)%       (1.31)%       (1.32)%
Portfolio Turnover Rate                                         122%          107%          150%          250%          265%
---------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during
      the period:
    Per share benefit to net investment income                $0.02         $0.01         $0.01         $0.00+        $0.07
    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.71%         1.59%         1.54%         1.53%         2.08%
    Net Investment Loss to Average Net Assets                 (1.57)%       (1.42)%       (1.34)%       (1.32)%       (1.84)%
---------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

                   The page has been left blank intentionally

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS

                              Additional Information

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated May 1, 2003, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o J.P. Morgan Investor Services Company
73 Tremont Street
Boston, MA 02108-3916

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at www.morganstanley.com/im.

                                                  ANNUAL REPORT

                                                  December 31, 2002

[MORGAN STANLEY LOGO]

Morgan Stanley Institutional Fund, Inc.


Global and International Equity Portfolios     Fixed Income Portfolio

Active International Allocation                Emerging Markets Debt
Asian Equity
Asian Real Estate                              Money Market Portfolios
Emerging Markets
European Real Estate                           Money Market
European Value Equity                          Municipal Money Market
Global Franchise
Global Value Equity
International Equity
International Magnum
International Small Cap
Japanese Value Equity
Latin American

U.S. Equity Portfolios

Equity Growth
Focus Equity
Small Company Growth
Technology
U.S. Real Estate
Value Equity

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                               December 31, 2002

Table of Contents

PRESIDENT'S LETTER                                                             2

PERFORMANCE SUMMARY                                                            4

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                                                6
Asian Equity                                                                  17
Asian Real Estate                                                             21
Emerging Markets                                                              26
European Real Estate                                                          32
European Value Equity                                                         36
Global Franchise                                                              41
Global Value Equity                                                           45
International Equity                                                          50
International Magnum                                                          55
International Small Cap                                                       61
Japanese Value Equity                                                         66
Latin American                                                                70

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                                 74
Focus Equity                                                                  79
Small Company Growth                                                          83
Technology                                                                    88
U.S. Real Estate                                                              92
Value Equity                                                                  96

FIXED INCOME PORTFOLIO:
Emerging Markets Debt                                                        100

MONEY MARKET PORTFOLIOS:
Money Market                                                                 105
Municipal Money Market                                                       108

STATEMENTS OF OPERATIONS                                                     113

STATEMENTS OF CHANGES IN NET ASSETS                                          117

FINANCIAL HIGHLIGHTS                                                         128

NOTES TO FINANCIAL STATEMENTS                                                149

REPORT OF INDEPENDENT AUDITORS                                               157

FEDERAL TAX INFORMATION                                                      158

DIRECTOR AND OFFICER INFORMATION                                             159

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

President's letter

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2002. Our Fund currently offers 22 portfolios providing investors with a full array of global and domestic equity and fixed income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium and large capitalization), fixed income (e.g., short, medium and long duration; investment grade and high yield) and cash (e.g., money market).

In this Report, you will find portfolio commentary, performance statistics and other useful information for each of the Fund's portfolios. Additionally, we have provided a performance summary for all Portfolios on the page following this letter.

MARKET OVERVIEW

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to plunge again to yet lower lows. Then in early October, markets hit an important low which held through the end of the year. By the time that low was hit, the bear market had been underway for two and a half years, making it one of the longest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden NASDAQ continued to suffer heavy losses for the twelve months ended December 31, 2002, plummeting 31.5%. The large-cap S&P 500 fell 22.1% during that time period, while the blue chip Dow Jones lost 15.0%. Even the small-cap Russell 2000, which had previously been immune to the bear market, depreciated by 20.5% in 2002. Although the drop in stock values affected equities of all sizes and styles, value stocks outperformed growth stocks. The S&P Barra Value Index tumbled 20.8% over 12 months, while the S&P Barra Growth Index fell 23.6%.

Corporate earnings declined year-over-year for five quarters in a row in the worst profits recessions on record. By the second quarter of 2002, earnings eked out a small increase, rising by a modest 1.4% over the previous year. Earnings growth was expected to accelerate through the rest of 2002 and into 2003, according to First Call, which is a data provider that collects and averages analyst's earnings estimates and provides a consensus expectation for company earnings. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 30, and then fell to 19 by the end of the year.

Many international developed markets fared even worse than U.S. markets over the past year, despite a depreciating U.S. dollar, which boosted non-dollar-denominated returns. The MSCI EAFE Index for Europe, Asia and the Far East declined 15.9% in U.S dollars for the twelve months ended December 31, 2002 and lost 28.7% in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan Index lost just 10.3% in U.S. dollars and 18.8% in local currency. Germany was one of the worst performers, falling 34.1% in U.S. dollars and 44.0% in local currency.

During the first quarter of 2002, the fiscal and monetary stimulus that had been pumped into the economy in late 2001 appeared to be pulling the economy out of a recession. In early 2002, Gross Domestic Product clocked in at a robust 5.0%, but from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend, thus keeping economic growth intact in subsequent quarters. Late in the year, Federal Reserve Chairman Alan Greenspan admitted that the economy appeared to have hit a "soft patch", prompting the central bank to cut another 50 basis points off of the already low fed funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930's. The Lehman Brothers Aggregate Bond Index gained 10.3%, during the 12 months ended December 31, 2002. For that period, government long-term issues had the best performance, gaining 17.0%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 69 basis points to end the year at 4.8%. The 2-year Treasury note reached 1.6%, 142 basis points below where it was in December 31, 2001.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

MARKET OUTLOOK

Over the past twelve months, the economy and markets weathered significant stress. Business activity slowed dramatically, pushing the economy into a recession. Despite a promising economic recovery in early 2002, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance and insider trading. At the same time, the administration readied for war with Iraq, while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and, as the global environment becomes more certain, markets will continue to pick up.

For the new year, the economic data is already looking better, and the consensus continues to expect the economy to grow at 2.7% in the first half of 2003 and then pick up speed to around 4% later in the year. One of the brightest lights in the recent data is the Institute for Supply Management Manufacturing Index
(ISM) survey of manufacturers; all of the components rose and new orders surged. The overall composite Index appears to lead economic activity by about half a year, and the current reading on the ISM survey is consistent with 4% GDP growth.

Equities will likely get a boost from several corners in 2003. Monetary and fiscal policy continues to be extraordinarily stimulative. The Federal Reserve has kept interest rates at exceptionally low levels for far longer than the market ever anticipated. The government is also planning to pour an additional $315 billion into the economy. That spending includes $180 billion that was part of last year's fiscal stimulus package, $75 billion on new defense and homeland security projects and $60 million from the administration's proposed 2003 stimulus package.

Dividends will also play a crucial role in the market over the near term. The dividend yield on the S&P 500 recently edged up to about 1.75%. Meanwhile, low interest rates have driven money market yields way down. For the first time, money market yields are lower than the dividend yield on the S&P 500, making stocks look particularly attractive compared to cash.

Dividends are likely to increase further because of the administration's proposed change to the way they are taxed. Even without the tax benefit, more companies are beginning to pay dividends, including technology companies where dividends had been spurned most fiercely. The renewed popularity of dividends was largely sparked by a change in investor priorities and a more modest secular outlook for stock prices. Analysts are divided over how beneficial the tax change could be, they estimate that eliminating dividend taxes could add anywhere from 2 to 20% to market return.

OTHER DEVELOPMENTS

The Directors of the Fund voted to liquidate the Global Fixed Income II Portfolio. The liquidation was effective October 31, 2002.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
President

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PERFORMANCE SUMMARY
December 31, 2002

                                                                                                ONE YEAR
                                                       INCEPTION DATES                        TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          COMPARABLE
                                                       CLASS A        CLASS B      CLASS A     CLASS B       INDICES
-------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                      1/17/92         1/2/96       (13.11)%    (13.29)%    (15.94)%(1)
  Asian Equity                                          7/1/91         1/2/96       (10.03)     (10.16)      (9.37)(2)
  Asian Real Estate                                    10/1/97        10/1/97       (11.55)     (11.72)      (6.49)(3)
  Emerging Markets                                     9/25/92         1/2/96        (6.24)      (6.24)      (6.17)(4)
  European Real Estate                                 10/1/97        10/1/97        24.52       24.11       22.34(6)
  European Value Equity                                 4/2/93         1/2/96        (9.24)      (9.48)     (18.38)(5)
  Global Franchise                                    11/28/01       11/28/01         8.10        7.82      (19.89)(7)
  Global Value Equity                                  7/15/92         1/2/96       (17.34)     (17.63)     (19.89)(7)
  International Equity                                  8/4/89         1/2/96        (4.02)      (4.25)     (15.94)(1)
  International Magnum                                 3/15/96        3/15/96       (13.36)     (13.49)     (15.94)(1)
  International Small Cap                             12/15/92             --        (2.99)         --       (9.58)(8)
  Japanese Value Equity                                4/25/94         1/2/96       (11.22)     (11.39)     (10.28)(9)
  Latin American                                       1/18/95         1/2/96       (20.55)     (20.83)     (22.50)(10)
-------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                         4/2/91         1/2/96       (27.64)     (27.75)     (22.09)(11)
  Focus Equity                                          3/8/95         1/2/96       (28.81)     (28.92)     (22.09)(11)
  Small Company Growth                                 11/1/89         1/2/96       (22.28)     (22.44)     (30.26)(12)
  Technology                                           9/16/96        9/16/96       (47.57)     (47.62)     (31.53)(13)
  U.S. Real Estate                                     2/24/95         1/2/96         0.18       (0.07)       3.82 (14)
  Value Equity                                         1/31/90         1/2/96       (24.22)     (24.32)     (15.52)(15)
-------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 2/1/94         1/2/96        11.29       10.34       13.11(16)
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                        11/15/88             --           --          --          --
  Municipal Money Market                               2/10/89             --           --          --          --

YIELD INFORMATION AS OF DECEMBER 31, 2002

                                                           7 DAY          7 DAY      30 DAY        30 DAY
                                                         CURRENT      EFFECTIVE     CURRENT    COMPARABLE
                                                          YIELD+         YIELD+     YIELD++         YIELD
------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                            1.02%          1.03%     1.16%          0.93%(17)
  Municipal Money Market                                  0.93           0.93      0.82           0.67(18)

+ The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         PERFORMANCE SUMMARY
                                         December 31, 2002

                                                            FIVE YEAR                              TEN YEAR
                                                   AVERAGE ANNUAL TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------

                                                                        COMPARABLE                      COMPARABLE
                                             CLASS A      CLASS B          INDICES    CLASS A   CLASS B    INDICES
------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation              (1.35)%      (1.51)%       (2.89)%(1)     4.82%       --%     4.00%(1)
  Asian Equity                                 (3.78)       (4.02)        (2.88)(2)     (2.00)       --     (0.23)(2)
  Asian Real Estate                            (3.13)       (3.25)        (2.59)(3)        --        --        --(3)
  Emerging Markets                             (3.50)       (4.79)        (4.66)(4)      3.13        --      1.27(4)
  European Real Estate                          6.16         5.89          5.44(6)         --        --        --(6)
  European Value Equity                        (0.02)       (0.28)        (2.26)(5)        --        --        --(5)
  Global Franchise                                --           --            -- (7)        --        --        --(7)
  Global Value Equity                           0.18        (0.11)        (2.11)(7)     10.87        --      6.26(7)
  International Equity                          5.54         5.33         (2.89)(1)     12.63        --      4.00(1)
  International Magnum                         (3.32)       (3.53)        (2.89)(1)        --        --        --(1)
  International Small Cap                       5.17           --         (2.69)(8)      8.90        --     (0.45)(8)
  Japanese Value Equity                        (3.30)       (3.57)        (5.04)(9)        --        --        --(9)
  Latin American                               (6.69)       (6.85)        (7.91)(10)       --        --        --(10)
------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                (2.00)       (2.24)        (0.58)(11)     9.28        --      9.35(11)
  Focus Equity                                 (2.07)       (2.29)        (0.58)(11)       --        --        --(11)
  Small Company Growth                          9.81         9.51         (6.59)(12)     9.34        --      2.62(12)
  Technology                                   (3.26)       (3.40)        (3.19)(13)       --        --        --(13)
  U.S. Real Estate                              4.16         3.88          3.30(14)        --        --        --(14)
  Value Equity                                  1.36         1.12          1.16(15)      9.66        --     10.80(15)
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                         2.89         2.63          7.58(16)        --        --        --(16)
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                    --           --            --            --        --        --
  Municipal Money Market                          --           --            --            --        --        --

                                                                SINCE INCEPTION
                                                          AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------
                                                        COMPARABLE               COMPARABLE
                                                         INDICES -                 INDICES -
                                              CLASS A      CLASS A    CLASS B      CLASS B
------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation               3.99%        2.86%      1.33%       (1.01)%(1)
  Asian Equity                                  0.63         2.16     (11.30)       (8.60)(2)
  Asian Real Estate                            (7.00)       (9.87)     (7.27)       (9.87)(3)
  Emerging Markets                              3.27         2.00      (2.77)       (4.34)(4)
  European Real Estate                          4.89         5.18       4.62         5.18(6)
  European Value Equity                         8.95         7.38       4.95         4.15(5)
  Global Franchise                             12.12       (17.12)     11.66       (17.12)(7)
  Global Value Equity                          10.10         5.84       5.94         2.34(7)
  International Equity                          9.67         1.28       8.29        (1.01)(1)
  International Magnum                         (0.38)       (0.98)     (0.62)       (0.98)(1)
  International Small Cap                       8.96        (0.44)        --           --(8)
  Japanese Value Equity                        (3.76)       (7.44)     (4.20)       (9.39)(9)
  Latin American                                3.92        (0.21)      4.97         0.57(10)
------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                 9.61         9.59       6.17         6.76(11)
  Focus Equity                                 11.79         9.77       7.46         6.76(11)
  Small Company Growth                         11.10         4.47       8.88        (1.61)(12)
  Technology                                    3.56         1.80       3.37         1.80(13)
  U.S. Real Estate                             13.19        10.57      11.38         9.72(14)
  Value Equity                                  9.46        11.04       7.08         8.16(15)
------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                         9.59         9.42      10.38        11.60(16)
------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                    --           --         --           --
  Municipal Money Market                          --           --         --           --



INDICES:

 (1)   MSCI EAFE (Europe, Australasia, and Far East)
 (2)   MSCI All-Country Far East Free ex-Japan
 (3)   GPR General Real Estate Securities Index - Far East
 (4)   MSCI Emerging Markets Free
 (5)   MSCI Europe
 (6)   GPR General Real Estate Securities Index - Europe
 (7)   MSCI World
 (8)   MSCI EAFE Small Cap
 (9)   MSCI Japan
(10)   MSCI Emerging Markets Free Latin America
(11)   S&P 500
(12)   Russell 2000 Growth
(13)   NASDAQ Composite
(14)   National Association of Real Estate Investment Trusts (NAREIT) Equity
        Index
(15)   Russell 1000 Value
(16)   J.P. Morgan Emerging Markets Global Bond
(17)   IBC Money Fund Comparable Yield
(18)   IBC Municipal Money Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Active International Allocation Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          30.2%
JAPAN                   17.9%
FRANCE                   8.1%
NETHERLANDS              6.9%
SWITZERLAND              6.8%
OTHER                   30.1%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          ACTIVE INTERNATIONAL ALLOCATION
                      PORTFOLIO - CLASS A      MSCI EAFE INDEX
1992*                              500000               500000
1993                               653600               662800
1994                               650201               714300
1995                               718928               794373
1996                               788735               842432
1997                               856646               857427
1998                              1029003              1028913
1999                              1315295              1306308
2000                              1118395              1121180
2001                               921222               880799
2002                               800444               740441

 * Commenced operations on  January 17, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                         ONE         FIVE      TEN       SINCE
                                        YEAR        YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (13.11)%     (1.35)%   4.82%       3.99%
Portfolio - Class B(4)                 (13.29)      (1.51)     N/A        1.33
Index - Class A                        (15.94)      (2.89)    4.00        2.86
Index - Class B                        (15.94)      (2.89)     N/A       (1.01)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 17, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -13.11% for the Class A shares and -13.29% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The first half of 2002 was a period of relative stability for the international equity markets. Then market volatility increased in late May beginning with a tremendous sell off (30% plus in local currency terms), followed by an August rally (about 15%), a September decline (about 18%) and then a 17% rally in October. From that point through the year end, international equities traded in a relatively narrow range. For the year, the U.S. dollar was notably weak, losing 20% versus the Swiss franc, nearly 18% versus the Euro, and roughly 10% against both the British pound and Japanese yen.

The Portfolio's outperformance is relative to the Index, for the period and is chiefly explained by our defensive positioning. The Portfolio was overweight in consumer staples (-0.5% for

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Active International Allocation Portfolio (Cont'd)

the MSCI Index return in U.S. dollars), utilities (-3.8%) and energy (-2.6%), which contributed positively to our relative return. We were underweight in the more cyclical markets, such as Australia (-1.3%) and the materials sector (-1.9%), which detracted from performance. While our below Index allocation in Japan (-10.3%) hurt the Portfolio's returns, our significant underweight in Japanese financials (-19.6%) was positive for performance.

Our basic belief is that nominal gross domestic product growth in 2003 will likely be low and that extended corporate and consumer balance sheets globally may keep demands low and pricing power low. We continue to be focused on defensives, specifically, overweights in consumer staples, utilities and healthcare. Although, we have covered a good portion of our earlier underweights in telecommunications and technology hardware; we remain below the benchmark weight. Our above Index allocations to consumer staples and utilities are based on our belief that these holdings represent companies with generally solid cash earnings and a stable, albeit unexciting, outlook.

The Japanese market performed strongly during the first half of the year, but steadily lost value from July through December. Investors have lost faith in the pace and depth of reforms. The market is highly ranked on valuation, earnings and technicals. On an absolute valuation basis MSCI Japan is at a price to book value of 1.34 and at 0.58 relative to MSCI Kokusai. While cheap valuations signal there is little room for the market on the downside, a catalyst to spur market performance is so far absent. Like valuations, market technicals offer hope; the market is oversold and investors appear apathetic. The Portfolio has roughly 1% invested in South Korea, focused on the technology sector. Our investment rationale is based on attractive valuation for this group and the prospect for earnings growth with a global cyclical pick up.

Following weak performance for the first three quarters of the year, European markets performed strongly in the fourth quarter and led world markets with a gain of 12.3%. On an absolute valuation basis, these markets are back to their 10 year average and are attractively valued on a forward yield gap basis. However, earnings revisions are below 50 (upgrades as a percentage of total revisions) and the fundamental story for the coming year is less than compelling. Consumer and business confidence indicators are at low levels and the European Central Bank is reluctant to cut interest rates. For the consumer sector, fiscal pressure seems likely to result in higher taxes and lower social benefits, hardly encouraging. We are underweight and defensively positioned within the region.

MARKET OUTLOOK

Commodity prices, notably crude oil and gold, moved sharply higher into the year end. It is unclear if this is demand driven (would be positive) or supply driven and fueled by the U.S. Federal Reserve and the threat of war. We wait to see the trajectory and strength of the economic recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
AUSTRALIA (4.1%)
Alumina Ltd.                                              67,829   $         186
Amcor Ltd.                                                39,030             186
AMP Diversified Property Trust                            23,625              35
AMP Ltd.                                               (c)51,195             321
Ansell Ltd.                                             (a)6,268              26
Australia & New Zealand Banking Group Ltd.                26,666             260
Australian Gas Light Co., Ltd.                            18,808             111
BHP Billiton Ltd.                                        188,413           1,073
BHP Billiton plc                                          48,601             260
Boral Ltd.                                                31,055              76
Brambles Industries plc                                   54,334             143
Coca Cola Amatil Ltd.                                     40,730             120
Coles Myer Ltd.                                           67,323             238
Commonwealth Bank of Australia                            50,035             758
CSL Ltd.                                                   6,370              77
CSR Ltd.                                                  55,490             197
Foster's Group Ltd.                                      114,409             289
General Property Trust                                   103,676             173
Goodman Fielder Ltd.                                      75,408              75
James Hardie Industries Ltd.                              20,320              78
Leighton Holdings Ltd.                                    16,450              94
Lend Lease Corp., Ltd.                                    33,648             184
Mayne Group Ltd.                                          41,586              76
MIM Holdings Ltd.                                        103,627              88
National Australia Bank Ltd.                              70,750           1,261
Newcrest Mining Ltd.                                      12,852              52
Newmont Mining Corp.                                      38,947             112
News Corp., Ltd.                                          90,737             585
OneSteel Ltd.                                             18,129              18
Orica Ltd.                                                33,456             197
PaperlinX Ltd.                                            22,587              65
QBE Insurance Group Ltd.                                  23,654             108
Rio Tinto plc                                             14,179             270
Santos Ltd.                                               14,755              50
Southcorp Ltd.                                            38,500              99
Stockland Group                                           20,713              56
Suncorp-Metway Ltd.                                       19,061             119
TABCORP Holdings Ltd.                                     19,618             117
Telstra Corp., Ltd.                                      289,183             716
Wesfarmers Ltd.                                           12,118             181
Westfield Trust                                           90,808             177
Westfield Trust (New)                                   (a)3,301               6
Westpac Banking Corp.                                     81,306             627
WMC Resources Ltd.                                     (a)67,829             161
Woolworths Ltd.                                           70,764             453
--------------------------------------------------------------------------------
                                                                          10,554
================================================================================
AUSTRIA (0.1%)
Boehler-Uddeholm AG                                          494              23
Erste Bank der Oesterreichischen Sparkassen AG               170              11
Flughafen Wien AG                                            747              25
Mayr-Melnhof Karton AG                                       575              43
Oest Elektrizatswirts AG, Class A                          1,957             167
OMV AG                                                        74               7
VA Technologie AG                                            704              11
Wienerberger AG                                            3,242              58
--------------------------------------------------------------------------------
                                                                             345
================================================================================
BELGIUM (0.6%)
Dexia                                                     33,528             417
Electrabel S.A.                                              194              47
Fortis                                                    44,700             789
KBC Bancassurance Holding                               (c)2,576              82
Solvay S.A.                                                1,016              70
UCB S.A.                                                   1,410              44
Union Fenosa Group S.A.                                      398              17
--------------------------------------------------------------------------------
                                                                           1,466
================================================================================
DENMARK (0.5%)
Carlsberg A/S                                              1,100              49
Danisco A/S                                                2,250              77
Danske Bank A/S                                           30,445             504
Group 4 Falck A/S                                          8,200             173
ISS A/S                                                 (a)5,500             198
Novo Nordisk A/S, Class B                                  3,350              97
Novozymes A/S, Class B                                     1,500              31
TDC A/S                                                    1,450              35
--------------------------------------------------------------------------------
                                                                           1,164
================================================================================
FINLAND (0.7%)
Fortum Oyj                                                13,532              89
Instrumentarium Oyj                                          800              32
Kesko Oyj, Class B                                           649               8
Kone Oyj, Class B                                          1,343              40
Metro Oyj, Class B                                         2,976              38
Metso Oyj                                                 10,327             112
Nokia Oyj                                                 49,725             791
Outokumpu Oyj                                           (c)9,234              80
Sampo Oyj, Class A                                         1,948              15
Stora Enso Oyj, Series R                                  14,043             148
TietoEnator Oyj                                            6,867              94
UPM-Kymmene Oyj                                            7,726             248
--------------------------------------------------------------------------------
                                                                           1,695
================================================================================
FRANCE (8.1%)
Accor S.A                                                  7,604             230
Arcelor                                                 (a)7,210              89
Aventis S.A                                               36,537           1,987
AXA                                                       38,656             519
BNP Paribas S.A                                           33,063           1,348
Bouygues                                                  18,619             520
Cap Gemini S.A                                          (c)2,503              57
Carrefour S.A                                             24,739           1,102
Casino Guichard - Perrachon                             (c)3,259             242
Compagnie de Saint-Gobain                                 10,768             316
Dassault Systemes S.A                                   (c)1,657              36
Essilor International                                      1,491              62
Gecina                                                     1,780             189
Groupe Danone                                             12,523           1,686
Imerys                                                       484              61
Klepierre                                                    828             112
L'Air Liquide S.A                                          2,118             280

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
FRANCE (CONT'D)
L'Oreal S.A.                                              23,713   $       1,806
Lafarge S.A.                                               3,499             264
Lagardere S.C.A.                                           5,198             211
LVMH Moet-Hennessy Louis Vuitton                       (c)18,129             745
Pechiney                                                   1,480              52
Pernod-Ricard S.A.                                         3,642             353
Pinault-Printemps-Redoute S.A.                             2,592             191
Sanofi-Synthelabo S.A.                                    34,914           2,135
Schneider Electric S.A.                                    4,792             227
Silic                                                        139              25
Societe BIC S.A.                                           4,020             139
Societe Fonciere Lyonnaise                                 6,835             211
Societe Generale, Class A                                 12,703             740
Sodexho Alliance S.A.                                      7,254             168
Sophia                                                     3,014              98
STMicroelectronics N.V.                                    3,626              71
Suez S.A.                                                  3,293              57
Technip-Coflexip S.A.                                        281              20
Thales S.A.                                                6,781             180
Thomson                                                 (a)4,183              71
TotalFinaElf S.A.                                         23,951           3,423
Unibail                                                    7,476             532
Vivendi Universal                                         27,920             451
--------------------------------------------------------------------------------
                                                                          21,006
================================================================================
GERMANY (4.2%)
Adidas-Salomon AG                                            450              38
Allianz AG                                                 4,900             464
Altana AG                                                    700              32
BASF AG                                                   16,851             635
Bayer AG                                                  21,252             446
Bayerische Hypo Und Vereinsbank AG                         3,251              51
Beiersdorf AG                                              7,271             809
DaimlerChrysler AG                                         8,752             268
Deutsche Boerse AG                                           750              30
Deutsche Lufthansa AG                                   (a)9,401              89
Deutsche Post AG (Registered)                              4,101              43
Deutsche Telekom AG (Registered)                         121,450           1,558
Douglas Holding AG                                         1,655              28
E. On AG                                                  51,900           2,092
Epcos AG                                                  (a)850               9
Fresenius Medical Care AG                                  3,750             157
Gehe AG                                                 (c)2,353              91
HeidelbergerCement AG                                        669              25
Infineon Technologies AG                                  (a)601               4
IVG Immobilien AG                                         10,409              91
Karstadt Quelle AG                                         1,534              26
Linde AG                                                   4,730             174
MAN AG                                                     2,900              40
Merck KGaA                                                 4,086             108
Metro AG                                                   8,844             214
Muenchener Rueckversicherungs AG
 (Registered)                                              2,800             335
RWE AG                                                     3,851              99
SAP AG                                                    13,893           1,090
Schering AG                                                7,101             309
Siemens AG (Registered)                                   29,876           1,270
Thyssen Krupp AG                                          10,851             122
TUI AG                                                     6,200             104
Volkswagen AG                                              2,301              83
--------------------------------------------------------------------------------
                                                                          10,934
================================================================================
GREECE (0.0%)
Alpha Bank A.E                                             1,109              13
EFG Eurobank Ergasias S.A                                    843              10
National Bank of Greece S.A                                  996              14
Titan Cement Co., S.A                                        700              27
--------------------------------------------------------------------------------
                                                                              64
================================================================================
HONG KONG (1.8%)
Bank of East Asia Ltd.                                    85,143             146
Cathay Pacific Airways Ltd.                               62,000              85
Cheung Kong Holdings Ltd.                                 94,000             612
CLP Holdings Ltd.                                        100,800             406
Esprit Holdings Ltd.                                      30,000              51
Hang Lung Properties Ltd.                                 72,000              70
Hang Seng Bank Ltd.                                       47,200             502
Henderson Land Development Co., Ltd.                   (c)38,000             114
Hong Kong & China Gas Co., Ltd.                          207,079             268
Hong Kong Electric Holdings Ltd.                          80,000             303
Hong Kong Exchanges & Clearing Ltd.                       65,000              82
Hutchison Whampoa Ltd.                                   123,200             771
Johnson Electric Holdings Ltd.                            92,000             101
Li & Fung Ltd.                                            96,000              91
MTR Corp.                                                 80,106              85
New World Development Co., Ltd.                        (c)87,036              43
PCCW Ltd.                                          (a)(c)567,062              89
Sino Land Co., Ltd.                                          833             @--
Sun Hung Kai Properties Ltd.                              82,000             486
Swire Pacific Ltd., Class A                               58,500             223
Television Broadcasts Ltd.                                27,000              85
Wharf Holdings Ltd.                                       76,600             144
--------------------------------------------------------------------------------
                                                                           4,757
================================================================================
IRELAND (0.5%)
Allied Irish Banks plc                                    44,689             603
Bank of Ireland                                           45,677             469
CRH plc                                                   16,554             204
Irish Life & Permanent plc                                 6,208              67
Kerry Group plc, Class A                                   1,608              22
--------------------------------------------------------------------------------
                                                                           1,365
================================================================================
ITALY (4.1%)
Aedes S.p.A.                                              30,200             104
Alleanza Assicurazioni S.p.A.                             13,900             106
Assicurazioni Generali S.p.A.                             29,463             606
Autogrill S.p.A.                                        (a)9,923              77
Banca Intesa S.p.A.                                      210,029             443
Banca Monte dei Paschi di Siena S.p.A.                     7,164              17
Banca Nazionale del Lavoro S.p.A.                      (a)10,036              11
Banca Popolare di Milano Scrl                           (a)3,560              13
Benetton Group S.p.A.                                      8,055              72
Beni Stabili S.p.A.                                   (c)378,544             170

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
ITALY (CONT'D)
Enel S.p.A.                                              302,474   $       1,575
ENI S.p.A.                                               160,071           2,546
Italcementi S.p.A.                                      (c)3,897              39
Italgas S.p.A.                                            19,376             264
Mediaset S.p.A.                                           59,886             457
Mediobanca S.p.A.                                         16,384             135
Parmalat Finanziaria S.p.A.                            (c)77,606             185
Pirelli S.p.A.                                         (c)89,751              83
R.A.S. S.p.A.                                             10,461             128
San Paolo IMI S.p.A.                                      37,136             242
Snia S.p.A.                                         (a)(c)24,223              46
Telecom Italia Mobile S.p.A.                          (c)393,093           1,795
Telecom Italia S.p.A.                                 (c)119,431             907
UniCredito Italiano S.p.A.                               167,054             668
--------------------------------------------------------------------------------
                                                                          10,689
================================================================================
JAPAN (17.9%)
Asatsu-DK, Inc.                                            2,200              39
Acom Co., Ltd.                                             4,970             163
Advantest Corp.                                            2,690             121
Aeon Co., Ltd.                                          (c)8,800             208
Aiful Corp.                                                  450              17
Ajinomoto Co., Inc.                                       45,400             474
Amada Co., Ltd.                                           14,000              38
Asahi Breweries Ltd.                                   (c)22,100             145
Asahi Glass Co., Ltd.                                  (c)66,800             409
Asahi Kasei Corp.                                         62,000             153
Banyu Pharmaceutical Co., Ltd.                             2,000              19
Bellsystem 24, Inc.                                          240              47
Benesse Corp.                                              6,200              69
Bridgestone Corp.                                         38,000             470
Canon, Inc.                                               31,600           1,189
Casio Computer Co., Ltd.                               (c)24,800             138
Central Japan Railway Co.                                  (c)86             535
Chubu Electric Power Co., Inc.                          (c)3,500              62
Chugai Pharmaceutical Co., Ltd.                           12,900             123
Credit Saison Co., Ltd.                                 (c)3,200              55
CSK Corp.                                               (c)2,300              48
Dai Nippon Printing Co., Ltd.                          (c)42,600             471
Daicel Chemical Industries Ltd.                            8,000              23
Daiichi Pharmaceutical Co., Ltd.                           9,000             129
Daikin Industries Ltd.                                     8,600             136
Dainippon Ink & Chemicals, Inc.                        (a)31,000              50
Daito Trust Construction Co., Ltd.                         6,200             137
Daiwa House Industry Co., Ltd.                            32,600             183
Daiwa Securities Group, Inc.                              59,000             262
Denki Kagaku Kogyo Kabushiki Kaisha                    (c)20,000              44
Denso Corp.                                               31,050             509
Dowa Mining Co., Ltd.                                     12,000              51
East Japan Railway Co.                                       187             927
Ebara Corp.                                            (c)20,800              64
Eisai Co., Ltd.                                            9,900             222
Fanuc Ltd.                                             (c)10,200             451
Fuji Machine Manufacturing Co., Ltd.                       1,200              11
Fuji Photo Film Ltd.                                   (c)27,000             880
Fuji Soft ABC, Inc.                                        1,600              25
Fuji Television Network, Inc.                                 10              40
Fujikura Ltd.                                             10,000              24
Fujisawa Pharmaceutical Co., Ltd.                          4,000              91
Fujitsu Ltd.                                              62,200             178
Furukawa Electric Co., Ltd.                               31,800              67
Hankyu Department Stores, Inc.                             2,000              10
Hirose Electric Co., Ltd.                                  1,300              99
Hitachi Ltd.                                          (c)110,000             421
Honda Motor Co., Ltd.                                  (c)30,504           1,128
Hoya Corp.                                                 4,200             294
Isetan Co., Ltd.                                        (c)3,000              21
Ishihara Sangyo Kaisha Ltd.                             (a)9,000               9
Ishikawajima-Harima Heavy Industries Co.,                 36,000              33
 Ltd.
Ito-Yokado Co., Ltd.                                      10,000             295
Itochu Corp.                                           (c)59,000             128
Japan Airlines System Corp.                            (a)49,000             104
Japan Tobacco, Inc.                                           69             461
JFE Holdings, Inc.                                  (a)(c)21,300             258
JGC Corp.                                                  6,000              34
JSR Corp.                                                  7,000              70
Kajima Corp.                                           (c)61,400             137
Kaneka Corp.                                              12,000              64
Kansai Electric Power Co., Ltd.                        (c)24,200             365
Kao Corp.                                                 34,000             746
Kawasaki Heavy Industries Ltd.                         (a)43,000              34
Keihin Electric Express Railway Co., Ltd.              (c)17,000              77
Keio Electric Railway Co., Ltd.                            8,000              42
Keyence Corp.                                              1,200             209
Kikkoman Corp.                                             5,000              35
Kinden Corp.                                               1,000               4
Kinki Nippon Railway Co., Ltd.                      (a)(c)83,200             179
Kirin Brewery Co., Ltd.                                (c)63,400             403
Kokuyo Co., Ltd.                                           7,000              58
Komatsu Ltd.                                           (c)57,400             187
Konami Co., Ltd.                                           4,500             104
Konica Corp.                                            (c)9,000              65
Kubota Corp.                                              83,000             225
Kuraray Co., Ltd.                                         17,000             105
Kurita Water Industries Ltd.                               4,000              40
Kyocera Corp.                                              6,400             372
Kyowa Hakko Kogyo Co., Ltd.                            (c)13,600              56
Kyushu Electric Power Co., Inc.                            2,300              34
Mabuchi Motor Co., Ltd.                                      400              37
Marubeni Corp.                                      (a)(c)60,000              55
Marui Co., Ltd.                                            8,500              83
Matsushita Electric Industrial Co., Ltd.                 103,000           1,015
Matsushita Electric Works Ltd.                          (c)5,000              31
Meiji Seika Kaisha Ltd.                                (c)10,000              29
Meitec Corp.                                               1,600              39
Minebea Co., Ltd.                                         13,000              45
Mitsubishi Chemical Corp.                           (a)(c)89,000             178
Mitsubishi Corp.                                       (c)61,000             372

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Mitsubishi Electric Corp.                             (a)106,800   $         246
Mitsubishi Estate Co., Ltd.                            (c)51,000             388
Mitsubishi Heavy Industries Ltd.                         183,000             447
Mitsubishi Logistics Corp.                                 5,000              24
Mitsubishi Rayon Co., Ltd.                             (c)24,000              55
Mitsui & Co., Ltd.                                        63,800             298
Mitsui Chemicals, Inc.                                 (c)23,000             102
Mitsui Fudosan Co., Ltd.                               (c)35,400             230
Mitsui Mining & Smelting Co., Ltd.                        28,000              65
Mitsui Trust Holdings, Inc.                            (c)40,545              66
Murata Manufacturing Co., Ltd.                             8,800             345
NAMCO Ltd.                                                   300               5
NEC Corp.                                              (c)49,400             185
NGK Insulators Ltd.                                       22,600             123
NGK Spark Plug Co., Ltd.                                  16,000             103
Nidec Corp.                                                1,100              69
Nikko Cordial Corp.                                       12,000              40
Nikon Corp.                                          (a)(c)9,000              68
Nintendo Co., Ltd.                                         6,100             570
Nippon Comsys Corp.                                        1,000               3
Nippon Express Co., Ltd.                                  46,800             183
Nippon Meat Packers, Inc.                              (c)14,600             146
Nippon Mining Holdings, Inc.                           (a)13,500              18
Nippon Oil Corp.                                          74,800             339
Nippon Sheet Glass Co., Ltd.                              19,000              34
Nippon Steel Corp.                                       348,000             407
Nippon Telegraph & Telephone Corp.                           363           1,317
Nippon Unipac Holding                                         39             169
Nippon Yusen Kabushiki Kaisha                          (c)65,000             219
Nissan Chemical Industries Ltd.                            8,000              30
Nissan Motor Co., Ltd.                                   105,600             823
Nisshin Seifun Group, Inc.                                 6,000              40
Nisshinbo Industries, Inc.                                 4,000              14
Nissin Food Products Co., Ltd.                             3,800              85
Nitto Denko Corp.                                       (c)7,800             222
Nomura Holdings, Inc.                                     85,000             955
NSK Ltd.                                                  38,000              98
NTN Corp.                                              (c)20,000              69
NTT Data Corp.                                                38             105
NTT Docomo, Inc.                                          (c)227             419
Obayashi Corp.                                         (c)27,000              60
Oji Paper Co., Ltd.                                    (c)64,400             277
Olympus Optical Co., Ltd.                                  7,000             114
Omron Corp.                                                8,000             118
Onward Kashiyama Co., Ltd.                                10,000              78
Oracle Corp.                                                 500              12
Oriental Land Co., Ltd.                                 (c)4,000             242
Orix Corp.                                                 2,400             155
Osaka Gas Co., Ltd.                                    (c)57,600             142
Pioneer Corp.                                              8,854             166
Promise Co., Ltd.                                          3,600             128
Ricoh Co., Ltd.                                        (c)23,000             377
Rohm Co., Ltd.                                             3,900             496
Sankyo Co., Ltd.                                          23,600             296
Sanrio Co., Ltd.                                           1,000               5
Sanyo Electric Co., Ltd.                                  93,000             242
Secom Co., Ltd.                                           14,100             483
Sekisui Chemical Co., Ltd.                             (c)16,000              41
Sekisui House Co., Ltd.                                   37,600             266
Seven-Eleven Japan Co., Ltd.                            (c)9,000             274
Sharp Corp.                                            (c)46,200             438
Shimamura Co., Ltd.                                          500              32
Shimano, Inc.                                              6,200              94
Shimizu Corp.                                             46,600             117
Shin-Etsu Chemical Co., Ltd.                              15,296             501
Shionogi & Co., Ltd.                                      12,000             170
Shiseido Co., Ltd.                                        20,000             260
Showa Shell Sekiyu K.K                                 (c)10,000              69
Skylark Co., Ltd.                                       (c)7,600             101
SMC Corp.                                                  3,300             310
Softbank Corp.                                         (c)12,400             141
Sony Corp.                                             (c)38,597           1,612
Sumitomo Bakelite Co., Ltd.                                8,000              33
Sumitomo Chemical Co., Ltd.                            (c)74,600             295
Sumitomo Corp.                                            40,400             173
Sumitomo Electric Industries, Ltd.                        28,400             184
Sumitomo Forestry Co., Ltd.                                  400               2
Sumitomo Metal Mining Co., Ltd.                           26,800             112
Sumitomo Trust & Banking Co., Ltd. (The)                (c)8,000              32
Taisho Pharmaceutical Co., Ltd.                           17,800             262
Takara Holdings, Inc.                                   (c)6,000              26
Takashimaya Co., Ltd.                                      5,000              20
Takeda Chemical Industries Ltd.                           36,600           1,528
Takefuji Corp.                                          (c)5,945             343
Takuma Co., Ltd.                                           5,000              27
TDK Corp.                                                  4,300             173
Teijin Ltd.                                            (c)46,400             111
Teikoku Oil Co., Ltd.                                   (c)6,000              24
Terumo Corp.                                              11,200             155
THK Co., Ltd.                                              1,200              13
TIS, Inc.                                                  1,504              22
Tobu Railway Co., Ltd.                                 (a)46,400             123
Toho Co., Ltd. (Tokyo)                                     2,900              28
Tohoku Electric Power Co., Inc.                           11,500             169
Tokyo Broadcasting System, Inc.                            7,000              88
Tokyo Electric Power Co., Inc.                            34,400             653
Tokyo Electron Ltd.                                        5,600             253
Tokyo Gas Co., Ltd.                                    (c)63,600             199
Tokyu Corp.                                            (c)51,400             181
TonenGeneral Sekiyu K.K.                                (c)4,000              26
Toppan Printing Co., Ltd.                              (c)38,600             290
Toray Industries, Inc.                                    62,100             132
Toshiba Corp.                                         (a)124,000             388
Tosoh Corp.                                               23,000              55
Tostem Inax Holding Corp.                                 10,000             152
Toto Ltd.                                                 29,600             109
Toyo Seikan Kaisha Ltd.                                   10,000             119
Toyoba Co., Ltd.                                        (c)5,000               7
Toyota Industries Corp.                                    1,950              29

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Toyota Motor Corp.                                    (c)123,400   $       3,314
Trans Cosmos, Inc.                                        (c)400               4
Trend Micro, Inc.                                    (a)(c)1,700              29
Uni-Charm Corp.                                         (c)2,200              87
UNY Co., Ltd.                                              3,000              29
Wacoal Corp.                                               4,000              31
West Japan Railway Co.                                        13              46
World Co., Ltd.                                            1,600              31
Yakult Honsha Co., Ltd.                                    5,000              57
Yamaha Corp.                                               5,000              46
Yamanouchi Pharmaceutical Co., Ltd.                       18,200             527
Yamato Transport Co., Ltd.                             (c)14,000             183
Yamazaki Baking Co., Ltd.                                  5,000              28
--------------------------------------------------------------------------------
                                                                          46,176
================================================================================
NETHERLANDS (6.9%)
ABN Amro Holding N.V.                                     61,945           1,013
Aegon N.V.                                                29,981             386
Akzo Nobel N.V.                                            6,025             191
ASML Holding N.V.                                       (a)2,762              23
Buhrmann N.V.                                             11,028              48
Corio N.V.                                                 7,450             194
Eurocommercial Properties N.V.                             4,749             100
Getronics N.V.                                          (a)9,350               6
Hagemeyer N.V.                                             4,797              35
Heineken N.V.                                             45,276           1,768
ING Groep N.V. CVA                                        80,703           1,368
Koninklijke Ahold N.V.                                    33,281             423
Koninklijke (Royal) KPN N.V.                           (a)23,745             155
Koninklijke (Royal) Philips Electronics N.V.              65,582           1,150
Reed Elsevier N.V.                                        31,469             385
Rodamco Europe N.V.                                        5,562             235
Royal Dutch Petroleum Co.                                120,024           5,286
TPG N.V.                                                  25,073             407
Unilever N.V. CVA                                         66,888           4,112
Vedior N.V. CVA                                           13,403              76
Wereldhave N.V.                                            1,758              99
Wolters Kluwer N.V. CVA                                   18,209             317
--------------------------------------------------------------------------------
                                                                          17,777
================================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                                   50,568              47
Telecom Corp. of New Zealand Ltd.                         13,184              31
--------------------------------------------------------------------------------
                                                                              78
================================================================================
NORWAY (0.2%)
DnB Holding ASA                                            4,319              20
Gjensidige NOR ASA                                           371              12
Norsk Hydro ASA                                            9,319             418
Norske Skogindustrier ASA                                  2,500              35
Orkla ASA                                                  8,250             141
Tandberg ASA                                              (a)800               5
--------------------------------------------------------------------------------
                                                                             631
================================================================================
PORTUGAL (0.6%)
Banco Commercial Portugues (Registered)                   40,531              97
Banco Espirito Santo S.A. (Registered)                     1,553              20
Brisa-Auto Estradas de Portugal S.A.                      55,810             310
Cimentos de Portugal S.A.                                      1             @--
Electricidade de Portugal S.A.                           473,815             791
Jeronimo Martins SGPS S.A.                              (a)7,558              55
Portugal Telecom SGPS S.A.                                25,374             175
Sonae SGPS S.A.                                        (a)17,214               7
--------------------------------------------------------------------------------
                                                                           1,455
================================================================================
SINGAPORE (1.8%)
CapitaLand Ltd.                                       (c)159,750             102
Chartered Semiconductor Manufacturing Ltd.          (a)(c)33,000              14
City Developments Ltd.                                    79,000             189
Cycle & Carriage Ltd.                                      8,754              17
DBS Group Holdings Ltd.                                  108,441             688
Fraser & Neave Ltd.                                       27,450             123
Haw Par Corp., Ltd.                                        4,306               8
Hotel Properties Ltd.                                     40,000              21
Keppel Corp., Ltd.                                        76,750             164
Oversea-Chinese Banking Corp., Ltd.                      103,688             577
Overseas Union Enterprise Ltd.                            13,000              44
Sembcorp Industries Ltd.                              (c)145,644              66
Singapore Airlines Ltd.                                   99,000             582
Singapore Press Holdings Ltd.                             41,018             430
Singapore Technologies Engineering Ltd.                  245,000             233
Singapore Telecommunications Ltd.                        687,500             492
United Overseas Bank Ltd.                                105,328             717
United Overseas Land Ltd.                                 71,000              66
Venture Corp., Ltd.                                       13,000             104
--------------------------------------------------------------------------------
                                                                           4,637
================================================================================
SOUTH KOREA (0.4%)
Samsung Electro-Mechanics Co., Ltd.                        2,280              84
Samsung Electronics Co., Ltd.                              3,010             797
Samsung SDI Co., Ltd.                                        990              57
--------------------------------------------------------------------------------
                                                                             938
================================================================================
SPAIN (4.0%)
Acerinox S.A.                                              1,050              39
ACESA Infraestructuras S.A.                               18,700             212
Actividades de Construccion Y Servicios S.A.            (c)4,129             133
Altadis S.A.                                              13,442             307
Amadeus Global Travel Distribution S.A.,
 Series A                                                 28,191             116
Banco Bilbao Vizcaya Argentaria S.A.                     133,844           1,282
Banco Santander Central Hispano S.A.                     201,609           1,384
Endesa S.A.                                            (c)52,148             610
Fomento de Construcciones Y Contratas S.A.                 6,286             141
Gas Natural SDG S.A.                                      51,789             983
Grupo Dragados S.A.                                       11,079             188
Iberdrola S.A.                                         (c)49,974             700
Inmobiliaria Colonial S.A.                                12,055             187
Inmobiliaria Urbis S.A.                                    7,600              45
Metrovacesa S.A.                                          14,307             303
Repsol YPF S.A.                                           51,886             686
Sociedad General de Aguas de Barcelona S.A.                7,789              79
Sol Melia S.A.                                          (c)6,578              26

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
SPAIN (CONT'D)
Telefonica S.A                                        (a)220,249   $       1,973
Telepizza                                              (a)15,238              12
Union Fenosa S.A                                       (c)44,997             593
Vallehermoso S.A                                          43,556             453
--------------------------------------------------------------------------------
                                                                          10,452
================================================================================
SWEDEN (1.7%)
Atlas Copco AB, Class A                                    6,550             128
Atlas Copco AB, Class B                                    3,700              66
Castellum AB                                               5,345              75
Electrolux AB, Series B                                   19,600             310
Hennes & Mauritz AB, Class B                              26,050             504
Holmen AB, Class B                                      (c)2,800              68
JM AB                                                      3,862              72
Nordea AB                                                101,944             451
S.K.F. AB, Class B                                         4,500             117
Sandvik AB                                                17,592             394
Securitas AB, Class B                                     34,740             416
Skandia Forsakrings AB                                    14,886              40
Skandinaviska Enskilda Banken, Class A                    13,366             112
Skanska AB                                                26,000             153
Svenska Cellulosa AB, Class B                              4,072             138
Svenska Handelsbanken, Class A                            31,336             419
Svenskt Stal AB, Series A                                  4,200              50
Swedish Match AB                                          18,700             148
Tele2 AB, Class B                                    (a)(c)1,908              51
TeliaSonera AB                                         (c)33,300             126
TeliaSonera AB (Helsinki Shares)                       (a)61,787             230
Volvo AB, Class A                                          2,700              42
Volvo AB, Class B                                       (c)9,850             161
Wm-Data AB, Class B                                    (c)19,300              17
--------------------------------------------------------------------------------
                                                                           4,288
================================================================================
SWITZERLAND (6.8%)
Adecco S.A. (Registered)                                  14,054             551
Centerpulse AG (Registered)                               (a)128              22
Ciba Speciality Chemicals AG (Registered)                  1,500             105
Clariant AG (Registered)                                   2,900              46
Compagnie Financiere Richemont AG, Class A                 3,880              72
Credit Suisse Group                                    (a)46,403           1,008
Georg Fischer AG                                              46               5
Givaudan (Registered)                                        191              86
Holcim Ltd., Class B                                         602             109
Kudelski S.A                                           (a)(c)261               4
Logitech International S.A. (Registered)               (a)(c)780              23
Lonza Group AG (Registered)                                  806              49
Nestle S.A. (Registered)                                  21,290           4,515
Novartis AG (Registered)                                  97,198           3,550
PSP Swiss Property AG                                        700              76
Roche Holding AG                                          25,361           1,769
Roche Holding AG (Bearer)                               (c)7,791             987
SGS Holding S.A                                              695             209
Sulzer AG (Registered)                                     (a)60               8
Swatch Group AG (Registered)                               1,327              22
Swatch Group AG, Class B                                   1,244             104
Swiss Reinsurance (Registered)                             9,382             616
Swisscom AG (Registered)                                   1,721             499
Syngenta AG                                                2,315             134
UBS AG (Registered)                                    (a)51,070           2,484
Unaxis Holding AG (Registered)                               100               7
Valora Holding AG                                             57              11
Zurich Financial Services AG                               3,902             364
--------------------------------------------------------------------------------
                                                                          17,435
================================================================================
THAILAND (0.0%)
Siam City Bank PCL                                       (a)(d)1             @--
--------------------------------------------------------------------------------
UNITED KINGDOM (30.2%)
Amersham plc                                              44,878             402
ARM Holdings plc                                       (a)17,145              13
AstraZeneca plc                                          113,457           4,057
Aviva plc                                                137,726             983
AWG plc                                                 (a)7,279              51
BAA plc                                                   66,146             537
BAE Systems plc                                          293,490             586
Balfour Beatty plc                                         1,576               4
Barclays plc                                             271,945           1,686
BG Group plc                                             182,806             789
BOC Group plc                                             10,836             155
Boots Co., plc                                            51,236             484
BP plc                                                 1,284,451           8,833
BPB plc                                                   10,855              43
Brambles Industries plc                                   82,736             203
British Airways plc                                    (a)90,484             197
British American Tobacco plc                             197,779           1,977
British Land Co. plc                                      59,227             431
British Sky Broadcasting plc                           (a)68,592             706
BT Group plc                                             497,224           1,562
Bunzl plc                                                 20,034             123
Cadbury Schweppes plc                                    171,500           1,069
Canary Wharf Group plc                                 (a)79,381             301
Capital Group plc                                         80,238             320
Carlton Communications plc                                22,955              50
Centrica plc                                             279,674             770
Chelsfield plc                                            28,690             139
Chubb plc                                                 77,343             109
Compass Group plc                                        149,397             794
Corus Group plc                                        (a)66,223              29
De La Rue plc                                             24,142             113
Derwent Valley Holdings plc                                5,694              50
Diageo plc                                               302,602           3,290
Dixons Group plc                                          54,937             128
EMI Group plc                                             29,286              66
GKN plc                                                   39,388             127
GlaxoSmithKline plc                                      400,624           7,691
Granada plc                                              102,708             132
GUS plc                                                   35,293             328
Hammerson plc                                             12,431              95
Hanson plc                                                15,606              69
Hays plc                                                 193,430             289
HBOS plc                                                 150,236           1,585
Hilton Group plc                                         128,849             347

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
HSBC Holdings plc                                        395,226   $       4,370
Imperial Chemical Industries plc                          24,715              92
Imperial Tobacco Group plc                                54,809             931
Invensys plc                                             254,214             216
Johnson Matthey plc                                        5,044              65
Kelda Group plc                                           23,294             159
Kingfisher plc                                            38,336             137
Land Securities Group plc                                 57,776             730
Legal & General Group plc                                301,101             466
Lloyds TSB Group plc                                     223,917           1,608
LogicaCMG plc                                             17,301              42
Marks & Spencer Group plc                                 73,440             373
Misys plc                                                 31,574              89
National Grid Transco plc                                372,497           2,739
Next plc                                                   3,965              47
Novar plc                                                  2,185               4
P&O Princess Cruises plc                               (c)42,427             294
Pearson plc                                               33,815             313
Peninsular & Oriental Steam Navigation (The)              35,942              95
Pilkington plc                                             3,840               4
Pillar Property plc                                        5,021              34
Prudential plc                                            90,970             643
Rank Group plc                                             1,898               8
Reckitt Benckiser plc                                     44,659             867
Reed Elsevier plc                                         53,125             455
Rentokil Initial plc                                     223,658             792
Reuters Group plc                                         53,040             152
Rexam plc                                                  9,886              67
Rio Tinto plc                                             22,108             441
RMC Group plc                                              6,149              36
Rolls-Royce plc                                          138,537             239
Royal & Sun Alliance Insurance Group                      67,475             131
Royal Bank of Scotland Group plc                         111,082           2,662
Sage Group plc (The)                                      58,016             124
Sainsbury (J) plc                                        121,918             547
Scottish & Newcastle plc                                  16,142             120
Scottish & Southern Energy plc                           196,783           2,155
Scottish Power plc                                       172,058           1,005
Serco Group plc                                           53,827             133
Severn Trent plc                                          20,606             230
Shell Transport & Trading Co., plc                       270,086           1,779
Six Continents plc                                        67,983             550
Slough Estates plc                                        16,354              89
Smith & Nephew plc                                        24,192             148
Smiths Group plc                                             504               6
Tate & Lyle plc                                           21,015             107
Taylor Woodrow plc                                         1,091               3
Tesco plc                                                398,672           1,246
TI Automotive Ltd.                                      (a)1,505             @--
Unilever plc                                             254,899           2,426
Vodafone Group plc                                     3,203,425           5,843
WPP Group plc                                             41,699             319
--------------------------------------------------------------------------------
                                                                          77,844
================================================================================
TOTAL COMMON STOCKS (COST $321,643)                                      245,750
================================================================================
PREFERRED STOCKS (0.3%)
AUSTRALIA (0.2%)
News Corp., Ltd.                                         102,179   $         548
--------------------------------------------------------------------------------
GERMANY (0.0%)
Henkel KGaA-Vorzug                                           650              41
Porsche AG                                                (c)100              42
Volkswagen AG                                              1,100              29
--------------------------------------------------------------------------------
                                                                             112
================================================================================
ITALY (0.0%)
Telecom Italia S.p.A. (RNC)                                9,730              49
--------------------------------------------------------------------------------
South Korea (0.1%)
Samsung Electronics Co., Ltd.                              1,100             139
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,042)                                       848
--------------------------------------------------------------------------------

                                                          NO. OF
                                                          RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
ITALY (0.0%)
Snia S.p.A., expiring 1/8/03                           (a)24,223               1
--------------------------------------------------------------------------------
SPAIN (0.0%)
Acesa Infraestructuras S.A., expiring 1/10/03    (a)(c)(d)18,700              11
--------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $--@)                                                    12
================================================================================
  TOTAL FOREIGN SECURITIES (95.5%)
    (COST $322,685)                                                      246,610
================================================================================

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.1%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES (3.6%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                   $       1,768           1,768
Bank of Nova Scotia, NY, 2.51%, 2/4/03                     1,265           1,265
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03               632             632
Credit Industrial et Commercial (CIC)/NY, 1.39%,
  1/13/03                                                    253             253
Credit Industrial et Commercial (CIC)/NY, 1.39%,
  1/15/03                                                    631             631
Credit Lyonnais, 1.39%, 1/27/03                            1,011           1,011
General Electric Co., 1.37%, 7/17/03                         884             884
Lehman Brothers, Inc., 1.35%, 1/2/03                       2,273           2,273
Lloyds Bank London plc, 2.36%, 2/24/03                       631             631
--------------------------------------------------------------------------------
                                                                           9,348
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (3.9%)
AIM S.T. Investment Co.                                  808,560             809
CITI Institutional Liquid Reserve Fund                   884,362             884
Dreyfus Cash Management Plus Fund                        859,095             859
Evergreen Institutional Money Market Fund                808,560             809
Federated Prime Value Fund                               808,560             809
Harris Insight Money Market Fund                         884,362             884
Merrill Lynch Premier Institutional Fund                 808,560             809
Merrimac Cash Series Fund                                884,362             884
Nations Cash Reserve Fund                                884,362             884
One Group Institutional Prime Money Market Fund          808,560             809

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       Active International Allocation Portfolio

                                       FINANCIAL STATEMENTS
                                       December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
 LOANED SECURITIES (CONT'D)
Reserve Primary Money Market Fund                        884,362   $         884
TempCash Money Market Fund                               631,687             632
--------------------------------------------------------------------------------
                                                                           9,956
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                       $    (f)9,268           9,268
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $28,572)                             28,572
================================================================================
FOREIGN CURRENCY (0.0%)
British Pound                                 GBP             37              60
Danish Krone                                  DKK             27               4
Hong Kong Dollar                              HKD             17               2
New Zealand Dollar                            NZD              6               3
Norwegian Krone                               NOK             21               3
South Korean Won                              KRW          3,326               3
Swiss Franc                                   CHF              1               1
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $75)                                           76
================================================================================
TOTAL INVESTMENTS (106.6%) (COST $351,332)                               275,258
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold                  $       2,257
  Receivable Due from Broker                               1,449
  Net Unrealized Gain on Foreign Currency
   Exchange Contracts                                        429
  Foreign Withholding Tax Reclaim
   Receivable                                                354
  Dividends Receivable                                       288
  Receivable for Portfolio Shares Sold                       116
  Interest Receivable                                         66
  Other                                                       14           4,973
--------------------------------------------------------------------------------
LIABILITIES (-8.5%)
  Collateral on Securities Loaned                        (19,304)
  Payable for Investments Purchased                       (2,146)
  Investment Advisory Fees Payable                          (314)
  Bank Overdraft Payable                                    (104)
  Payable for Portfolio Shares Redeemed                      (59)
  Administrative Fees Payable                                (42)
  Directors' Fees and Expenses Payable                       (31)
  Custodian Fees Payable                                     (31)
  Distribution Fees, Class B                                 (10)
  Other Liabilities                                          (30)        (22,071)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $     258,160
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $     429,263
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (121)
Accumulated Net Realized Gain (Loss)                                     (95,450)
Unrealized Appreciation (Depreciation) on
  Investments, Futures and Foreign Currency
  Translations                                                           (75,532)
--------------------------------------------------------------------------------
NET ASSETS                                                         $     258,160
================================================================================
CLASS A:
NET ASSETS                                                         $     249,742
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 34,199,991 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                        $        7.30
================================================================================
CLASS B:
NET ASSETS                                                         $       8,418
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,136,075 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                   $        7.41
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
PCL -- Public Company Limited
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Active International Allocation Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                         IN                     NET
      TO                                         EXCHANGE               UNREALIZED
   DELIVER          VALUE      SETTLEMENT          FOR         VALUE    GAIN/(LOSS)
    (000)           (000)        DATE             (000)        (000)      (000)
-----------------------------------------------------------------------------------
AUD       4,533   $  2,527      3/13/03      US$      2,542  $  2,542     $   15
CHF          47         34       1/3/03      US$         34        34        @--
CHF          55         40       1/6/03      US$         39        39         (1)
EUR         336        353       1/3/03      US$        350       350         (3)
EUR         137        144      1/06/03      US$        143       143         (1)
EUR      47,064     49,274      3/13/03      US$     47,469    47,469     (1,805)
EUR      11,032     11,550      3/13/03      US$     11,100    11,100       (450)
EUR       3,175      3,324      3/13/03      US$      3,241     3,241        (83)
EUR         277        290      3/13/03      US$        287       287         (3)
GBP         125        201      3/13/03      US$        200       200         (1)
JPY     721,040      6,087      3/13/03      US$      5,870     5,870       (217)
JPY   1,429,003     12,063      3/13/03      US$     11,623    11,623       (440)
JPY      27,759        234      3/13/03      US$        230       230         (4)
JPY     230,440      1,946      3/13/03      US$      1,916     1,916        (30)
JPY       7,781         66      3/13/03      US$         65        65         (1)
US$          60         60       1/3/03      DKK        429        61          1
US$           8          8       1/6/03      DKK         58         8        @--
US$         174        174       1/2/03      EUR        167       175          1
US$          28         28       1/3/03      EUR         27        28        @--
US$          26         26       1/7/03      EUR         24        26        @--
US$      49,196     49,196      3/13/03      EUR     48,903    51,199      2,003
US$       2,416      2,416      3/13/03      EUR      2,399     2,512         96
US$      10,321     10,321      3/13/03      EUR     10,247    10,728        407
US$       2,599      2,599      3/13/03      GBP      1,662     2,664         65
US$      14,962     14,962      3/13/03      JPY  1,854,151    15,652        690
US$       4,761      4,761      3/13/03      JPY    584,931     4,938        177
US$         300        300      3/13/03      JPY     36,881       311         11
US$          30         30       1/3/03      NOK        207        30        @--
US$           3          3       1/6/03      NOK         24         3        @--
US$         116        116       1/3/03      SEK      1,021       118          2
US$          10         10       1/7/03      SEK         88        10        @--
                  --------                                   --------     ------
                  $173,143                                   $173,572     $  429
                  ========                                   ========     ======

-----------------------------------------------------------------------------------

AUD - Australian Dollar
EUR - Euro
JPY - Japanese Yen
SEK - Swedish Krona

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                                 NET
                               NUMBER          NOTIONAL                      UNREALIZED
                                 OF             VALUE         EXPIRATION    GAIN/(LOSS)
                             CONTRACTS          (000)            DATE           (000)
-----------------------------------------------------------------------------------------
         LONG:
    FTSE 100 Index
   (United Kingdom)               40           US$ 2,520        Mar-03          $59
     TOPIX Index
   (Japan)                         7                 492        Mar-03          (12)

        SHORT:
    SPI 200 Index
     (Australia)                  60               2,529        Mar-03          (31)
                                                                                ---
                                                                                $16
                                                                                ===

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                       PERCENT
                                            VALUE       OF NET
INDUSTRY                                    (000)       ASSETS
-------------------------------------------------------------
Automobiles                             $   5,686         2.2%
Banks                                      31,527        12.2
Beverages                                   6,786         2.6
Chemicals                                   4,796         1.9
Commercial Services & Supplies              5,667         2.2
Diversified Financials                      5,134         2.0
Diversified Telecommunication Services      9,963         3.9
Electric Utilities                         14,467         5.6
Food & Drug Retailing                       5,072         2.0
Food Products                              15,307         5.9
Gas Utilities                               2,737         1.1
Hotels, Restaurants & Leisure               3,206         1.2
Household Durables                          6,350         2.4
Insurance                                   6,297         2.4
Machinery                                   3,768         1.5
Media                                       5,855         2.3
Metals & Mining                             4,121         1.6
Oil & Gas                                  24,384         9.4
Personal Products                           2,875         1.1
Pharmaceuticals                            26,189        10.1
Real Estate                                 7,942         3.1
Tobacco                                     3,824         1.5
Wireless Telecommunication Services         8,577         3.3
Other                                      36,080        14.0
-------------------------------------------------------------
                                        $ 246,610        95.5%
=============================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOUTH KOREA     30.4%
HONG KONG       23.7%
TAIWAN          18.1%
SINGAPORE       11.3%
MALAYSIA         5.6%
OTHER           10.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

                                               MSCI ALL-COUNTRY FAR EAST
        ASIAN EQUITY PORTFOLIO - CLASS A             FREE EX-JAPAN INDEX
1992                               500000                          500000
1993                              1028500                         1016972
1994                               865894                          839205
1995                               925381                          913425
1996                               957677                         1015180
1997                               495215                          565354
1998                               438859                          538104
1999                               794335                          872320
2000                               471438                          551299
2001                               454040                          538950
2002                               408495                          488450

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                          ONE        FIVE      TEN       SINCE
                                         YEAR       YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (10.03)%     (3.78)%  (2.00)%      0.63%
Portfolio - Class B(4)                 (10.16)      (4.02)     N/A      (11.30)
Index - Class A                         (9.37)      (2.88)   (0.23)       2.16
Index - Class B                         (9.37)      (2.88)     N/A       (8.60)

(1) The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1991
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers, excluding Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -10.03% for the Class A shares and -10.16% for the Class B shares compared to -9.37% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index").

MARKET REVIEW

For the 12 months ending December 31, 2002, the Portfolio underperformed its Index. Overall, country allocation was positive while stock selection was negative. On a country allocation basis, the Portfolio's overweight position in South Korea (+8.3%) and Indonesia (+41.9%) coupled with an underweight stance in Taiwan (-24.7%) contributed strongly to relative performance. Stock selection in South Korea, Hong Kong, Thailand and Taiwan were the largest detractors to relative returns while stock selection in China and Indonesia contributed modestly to returns.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Asian Equity Portfolio (cont'd)

In 2002, overall, Asia ex-Japan performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell-off of U.S. equities and increased geo-political risk. Nevertheless, in 2002, the asset class outperformed both the U.S. and the developed international markets. The Index fell 9.4%, versus a 15.9% decline in MSCI EAFE Index and a 22.1% decline in the S&P 500 Index.

Asia ex-Japan started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Asia ex-Japan countries. However, after outperforming for much of the year and rebounding over 50% from September 2001 lows, performance in the region turned negative during the second and third quarters. Domestic economic concerns in Hong Kong and Singapore coupled with profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. During this period market participants in general shifted into more defensive domestic oriented names and away from cyclical sectors on concerns over the quality of corporate earnings, and the timing and magnitude of the global recovery. Overall, risk aversion had increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian subcontinent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Asian ex-Japan markets rebounded following better than expected corporate earnings and export data from select Asia ex-Japan countries. Risk appetite in particular increased at year end for technology and export stocks helping to support markets such as Taiwan and South Korea, while improving economic data in Hong Kong and Thailand led markets higher. The Asian ex-Japan region ended the period in review with a solid 3.1% fourth quarter return.

MARKET OUTLOOK

Our long-term outlook for Asia ex-Japan remains positive. We believe the Asian ex-Japan markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crisis in Iraq and Venezuela, and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Asia ex-Japan markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41-year low. Signs of fundamental improvements in Indonesia, Thailand and Taiwan along with patches of decent domestic strength continue to support overall sentiment in Asia ex-Japan markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Asian Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
CHINA (1.9%)
Byd Co., Ltd., Class H                                 (a)26,500   $          53
China Shipping Development Co., Ltd., Class H            279,000              58
China Southern Airlines Co., Ltd., Class H               386,000             104
Huaneng Power International, Inc., Class H               162,000             130
Sinopec Shangai Petrochemical Co., Ltd.               (a)433,000              65
--------------------------------------------------------------------------------
                                                                             410
================================================================================
HONG KONG (23.7%)
Cathay Pacific Airways Ltd.                              100,000             137
Cheung Kong Holdings Ltd.                                 82,900             539
China Mobile Ltd.                                     (a)210,000             499
CNOOC Ltd.                                               145,000             189
Cosco Pacific Ltd.                                        80,000              66
Esprit Holdings Ltd.                                     122,000             206
Henderson Land Development Co., Ltd.                     120,000             360
Hong Kong Exchanges & Clearing Ltd.                      101,000             127
Hutchison Whampoa Ltd.                                   122,980             770
Johnson Electric Holdings Ltd.                           234,000             257
Li & Fung Ltd.                                           247,400             235
QPL International Holdings Ltd.                       (a)330,000              72
SmarTone Telecommunications Holdings Ltd.                117,000             131
Sun Hung Kai Properties Ltd.                             106,600             631
Swire Pacific Ltd., Class A                               45,000             172
Techtronic Industries Co., Ltd.                          175,000             166
Television Broadcasts Ltd.                                46,000             145
TPV Technology Ltd.                                      355,000             109
Wharf Holdings Ltd.                                      139,000             262
--------------------------------------------------------------------------------
                                                                           5,073
================================================================================
INDONESIA (4.1%)
Astra International Tbk PT                          (a)1,051,000             370
Bank Central Asia Tbk PT                                 382,000             107
Ramayana Lestari Sentosa Tbk PT                          378,500             107
Telekomunikasi Indonesia Tbk PT                          684,500             294
--------------------------------------------------------------------------------
                                                                             878
================================================================================
MALAYSIA (5.6%)
AMMB Holdings Bhd                                         79,000              79
Celcom Malaysia Bhd                                   (a)391,000             251
Gamuda Bhd                                               117,000             170
Magnum Corp. Bhd                                         173,000             104
Malayan Banking Bhd                                      117,700             229
Public Bank Bhd                                          208,750             125
Resorts World Bhd                                         49,000             121
SP Setia Bhd                                              93,499              60
Tanjong plc                                               24,000              54
--------------------------------------------------------------------------------
                                                                           1,193
================================================================================
PHILIPPINES (0.2%)
Ayala Land, Inc.                                         498,000              42
--------------------------------------------------------------------------------
SINGAPORE (11.3%)
CapitaLand Ltd.                                          335,000             214
City Developments Ltd.                                    24,600              59
DBS Group Holdings Ltd.                                   49,235             312
Keppel Corp., Ltd.                                        52,000             111
Neptune Orient Lines Ltd. (Foreign)                   (a)492,000             261
SembCorp Industries Ltd.                                 318,000   $         144
SembCorp Logistics Ltd.                                   75,800              69
Singapore Airlines Ltd. (Foreign)                        101,000             594
United Overseas Bank Ltd.                                 46,796             318
Venture Corp., Ltd.                                       43,700             350
--------------------------------------------------------------------------------
                                                                           2,432
================================================================================
SOUTH KOREA (28.1%)
CJ Home Shopping                                        (a)3,553             127
Daishin Securities Co., Ltd.                              10,040             121
Humax Co., Ltd.                                         (a)4,810              59
Hyundai Marine & Fire Insurance Co., Ltd.                  4,300              92
Hyundai Mobis                                          (a)15,820             291
Hyundai Motor Co., Ltd.                                 (a)4,860             114
Kookmin Bank                                            (a)4,164             147
LG Chemical Ltd.                                        (a)4,910             168
LG Electronics, Inc.                                   (a)10,360             361
LG Investment & Securities Co., Ltd.                       9,680             108
Pantech Co., Ltd.                                       (a)8,300             100
POSCO                                                      5,570             554
Samsung Electronics Co., Ltd.                              8,185           2,167
Samsung Securities Co., Ltd.                            (a)9,910             239
Seoul Securities Co., Ltd.                                20,620              74
Shinhan Financial Group Co., Ltd.                      (a)25,550             267
Shinsegae Co., Ltd.                                     (a)1,020             129
SK Telecom Co., Ltd.                                       3,810             736
Tong Yang Confectionery Corp.                           (a)3,590             175
--------------------------------------------------------------------------------
                                                                           6,029
================================================================================
TAIWAN (18.1%)
Accton Technology Corp.                               (a)208,975             214
ASE Test Ltd.                                          (a)12,600              50
Asustek Computer, Inc.                                    70,387             124
Cathay Financial Holding Co., Ltd.                       146,000             156
Chinatrust Financial Holding Co., Ltd.                (a)431,560             353
CTCI Corp.                                               121,000              65
EVA Airways Corp.                                     (a)417,310             176
Formosa Chemical & Fibre Corp.                            77,556              82
Formosa Plastics Corp.                                   114,000             150
Hon Hai Precision Industry Co., Ltd.                      93,550             324
Largan Precision Co., Ltd.                                12,400              69
Lite-On Technology Corp.                                  56,000              63
Novatek Microelectronics Corp., Ltd.                      49,600              94
Phoenixtec Power Co., Ltd.                               115,000              87
Polaris Securities Co., Ltd.                          (a)288,000             101
Premier Image Technology Corp.                           135,000             208
Quanta Computer, Inc.                                    128,287             211
Quanta Storage, Inc.                                    (a)8,000              54
Siliconware Precision Industries Co.                  (a)193,682              95
SinoPac Holdings Co.                                  (a)495,128             208
Taishin Financial Holdings Co., Ltd.                  (a)437,000             225
Taiwan Semiconductor Manufacturing Co.                (a)536,300             659
United Microelectronics Corp.                         (a)202,485             123
--------------------------------------------------------------------------------
                                                                           3,891
================================================================================
THAILAND (3.6%)
Advanced Info Sevice PCL (Foreign)                       105,500              87
Bangkok Bank PCL (Foreign)                         (a)(d)114,000             159

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Asian Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
THAILAND (CONT'D)
BEC World PCL (Foreign)                                (d)11,400   $          54
Land & House Co., Ltd. (Foreign)                          31,800              59
Siam Cement PCL (The) (NVDR)                            (a)9,000             245
Siam City Cement PCL (Foreign)                         (d)21,366             104
Thai Farmers Bank PCL (Foreign)                    (a)(d)101,800              71
--------------------------------------------------------------------------------
                                                                             779
================================================================================
  TOTAL COMMON STOCKS (COST $22,428)                                      20,727
================================================================================
PREFERRED STOCKS (2.3%)
SOUTH KOREA (2.3%)
Daishin Securities Co., Ltd.                              13,070              81
Hyundai Motor Co., Ltd.                                (a)10,820             127
Samsung Electronics Co., Ltd.                              2,260             286
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $588)                                         494
================================================================================
TOTAL FOREIGN SECURITIES (98.9%) (COST $23,016)                           21,221
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
Hong Kong Dollar                                    HKD       57               7
Indonesian Rupiah                                   IDR   54,532               6
Singapore Dollar                                    SGD       18              11
South Korean Won                                    KRW       82             @--
Taiwan Dollar                                       TWD      299               8
Thai Baht                                           THB      399               9
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $41)                                           41
================================================================================
  TOTAL INVESTMENTS (99.1%) (COST $23,057)                                21,262
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.6%)
  Receivable for Investments Sold                   $        451
  Receivable Due from Investment Adviser                      94
  Dividends Receivable                                         1
  Foreign Withholding Tax Reclaim Receivable                   1
  Other                                                       15             562
--------------------------------------------------------------------------------
LIABILITIES (-1.7%)
  Bank Overdraft Payable                                    (267)
  Custodian Fees Payable                                     (70)
  Directors' Fees and Expenses Payable                       (18)
  Administrative Fees Payable                                 (6)
  Deferred Country Taxes                                      (1)
  Other Liabilities                                          (13)           (375)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  21,449
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 127,350
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           30
Accumulated Net Realized Gain (Loss)                                    (104,137)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                             (1,794)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  21,449
================================================================================
CLASS A:
NET ASSETS                                                             $  20,847
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,875,652 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.25
================================================================================
CLASS B:
NET ASSETS                                                             $     602
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 83,580 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.20
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held $388,000 of fair valued securities, representing 1.8% of net assets.
@   -- Value is less than $500.
NVDR -- Non-Voting Depositary Receipts
PCL -- Public Company Limited

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Airlines                                                $  1,011            4.7%
Auto Components                                              291            1.4
Automobiles                                                  610            2.8
Banks                                                      1,960            9.1
Chemicals                                                    466            2.2
Communications Equipment                                     214            1.0
Computers & Peripherals                                      498            2.3
Construction & Engineering                                   234            1.1
Construction Materials                                       349            1.6
Distributors                                                 235            1.1
Diversified Financials                                     2,036            9.5
Diversified Telecommunication Services                       546            2.5
Electrical Equipment                                         344            1.6
Electronic Equipment & Instruments                           863            4.0
Hotels, Restaurants & Leisure                                279            1.3
Household Durables                                           645            3.0
Industrial Conglomerates                                     913            4.3
Insurance                                                    247            1.2
Leisure Equipment & Products                                 278            1.3
Marine                                                       319            1.5
Media                                                        326            1.5
Metals & Mining                                              554            2.6
Multiline Retail                                             235            1.1
Real Estate                                                1,907            8.9
Semiconductor Equipment & Products                         3,474           16.2
Specialty Retail                                             206            1.0
Wireless Telecommunication Services                        1,553            7.2
Other                                                        628            2.9
--------------------------------------------------------------------------------
                                                        $ 21,221           98.9%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HONG KONG               43.3%
JAPAN                   25.5%
AUSTRALIA               19.8%
SINGAPORE                6.2%
PHILIPPINES              2.0%
OTHER                    3.2%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        ASIAN REAL ESTATE       ASIAN REAL ESTATE        GPR GENERAL REAL ESTATE
        PORTFOLIO-CLASS A       PORTFOLIO-CLASS B      SECURITIES INDEX-FAR EAST
*                  500000                  100000                         500000
1997               400400                   80300                         330450
1998               353073                   70238                         296711
1999               438764                   87011                         357418
2000               453857                   89874                         356596
2001               386187                   76231                         309918
2002               341582                   67297                         289804

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Far East value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $57,961.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR
EAST(1)


                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                  ONE            FIVE           SINCE
                                 YEAR           YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A (3)         (11.55)%        (3.13)%         (7.00)%
Portfolio - Class B (3)         (11.72)         (3.25)          (7.27)
Index                            (6.49)         (2.59)          (9.87)

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of -11.55% for the Class A shares and -11.72% for the Class B shares compared to -6.49% for the GPR General Real Estate Securities Index - Far East (the "Index").

MARKET REVIEW

This past year was yet another disappointing year for Asian real estate securities. Property stocks had an uninspiring fourth quarter, basically giving up gains from the October rebound on the lack of fresh direction for the sector. On a full year basis, real estate securities in Asia declined 6.5% as measured by the Index, outperforming the broader equity markets which contracted 10.4%, as measured by the MSCI Asia Pacific Index. Investors bought stocks, in the first quarter, in anticipation of an economic recovery in the second half of 2002. Early gains were quickly eroded as economic prospects dimmed on further retrenchment in global demand, erosion of pricing power and war concerns. Markets were

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Asian Real Estate Portfolio (cont'd)

overwhelmed by a barrage of negative news including corporate accounting issues, the rising number of corporate bankruptcies, anemic corporate earnings and the drag of a looming banking crisis in Japan. Furthermore, Asia's equity risk premium rose on heightened geo-political tension, fear of increased terrorist activities after the Bali bombing incident, and the potentially negative impact of higher oil prices for technology dependent Asian exporters.

Due to the higher correlation between property stocks in Hong Kong and general equities in the Hang Seng Index, property stocks in Hong Kong were the worst performers in 2002, declining 22.0% as measured by the Index. In Singapore, property stocks declined after the sharp deterioration in economic conditions from mid-2002 and fears of significant new commercial office supply to be released by the government; stocks fell 18.4% for the full year as measured by the Index. Property stocks in Japan sustained significant volatility in 2002, oscillating on every new development in the political and economic arena and deteriorating commercial office market fundamentals. The Japanese property sector braced itself to confront the onslaught of new supply as new office building completions gathered momentum in the second half. Saved by an outstanding performance by the JREIT in the second half of the year, Japanese property stocks ended the year up 1.1%, as measured by the Index. By default, Australia became a clear beneficiary as investors gravitated toward the more predictable and defensive characteristics of the listed property trust sector and the security of their dividend yields. The property trust sector gained in spite of weakening real estate fundamentals and trading at or premiums to the net asset value (NAV). Also, the sector attracted strong demand for equity issuance by larger capitalization trusts at or above NAV to fund domestic and international acquisitions from both institutions looking to raise their real estate allocations and to retail investors who participate in the market directly. Australia's listed property trusts returned 22.5% in 2002, as measured by the GPR Far East Index.

MARKET OUTLOOK

We enter 2003 with more somber expectations that Asia's upward momentum remains mild and fragile, especially with uncertainties of a Middle East war looming on the horizon. While the condition of Asian economies depends to a large extent on the outcome and consequences of the Middle Eastern conflict, we caution against extreme pessimism on Asian economies. We believe that markets have already discounted the possibility of a sharp contraction in Asian exports in the first half of 2003. Although some form of export contraction is likely, global inventory restocking could diminish the depth and duration of the slowdown.

China's surging economy and exploding national wealth is providing a crucial cushion to intra-regional trade in Asia. The private consumption outlook remains mixed and is a key element in differentiating growth prospects from country to country. China and several South Eastern Asian emerging countries showed promising private consumption growth. So far, the situation in Hong Kong, Singapore and Taiwan remains discouraging and each of the governments is trying hard to find a solution and is pressing for restructuring. Policy flexibility varies but remains an open option to many countries in Asia. Except for Hong Kong and the Philippines, Asian governments, in our opinion, still have plenty of leeway for fiscal expansion.

The wave of monetary easing led by the U.S. and the European Central Bank, as well as the absence of inflation, paved the way for central banks in Asia to adopt easier monetary policies. At some point, we expect the low interest rates to trigger the release of pent-up investment demand in Asia. When geo-political risk eases, policy relaxation by Asian governments with massive current account surpluses could facilitate a rebound in domestic demand and intra-Asian exports.

The key risks to Asia are high oil prices over a sustained time horizon leading to the return of inflation and smaller current account surpluses and weaker global demand as well as regional security issues, which heavily impacts several South Eastern Asian countries due to their strong reliance on tourism revenue.

We expect real estate markets in Asia to remain stagnant during the first quarter, as there is a strong chance that concerns about the Middle East conflict might stave off business and household investment decisions. Post conflict and against a backdrop of more moderate economic expectations, we expect a diverging performance in 2003 from the commercial office and residential sub-sectors.

We believe the commercial office sub-sector will remain subdued until a more stable business environment emerges. We do not expect any surge in new demand for commercial offices until economic conditions improve sufficiently to encourage business expansion. Except for Japan, the new office supply pipeline remains moderate everywhere else in Asia. Although at a smaller magnitude, we believe, there is still room for commercial office rents to ease further, as landlords will be willing to accept rate reductions to retain their quality tenants upon lease renewals and to fill empty buildings. Commercial office yields in Asian cities have expanded as much as 200 basis points from their pre-Asian crisis lows. At some point, we believe that the higher property yields in Asia will prove to be attractive to international real estate investors

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Asian Real Estate Portfolio (cont'd)

in search of higher returns, even after adjusting for Asia's higher risk premium.

Household confidence holds the key to the condition of the residential sector in 2003. The state of affairs in the more developed private housing markets in Hong Kong and Singapore remains discouraging so far. While there is excess liquidity backed by robust household savings and historical low interest rates, unemployment concerns remain as industrial hollowing out dominates. Government policies have been relaxed in 2002 to favor the home purchaser. Essentially, an external recovery is needed to reverse the trend of household retrenchment and over-savings. Due to their city-state nature, Hong Kong and Singapore are the two economies in Asia that are most sensitive to any change in external trade. A sustainable external recovery could trigger the release of massive amounts of household savings into residential investment.

We remain cautiously optimistic on Asian real estate securities. While we believe that real estate securities are at, if not close to cyclical lows, we are less clear on the timing of when these securities will begin to trade up on a more sustainable fashion. We need to put away the uncertainties of war and allow Asian governments' policy initiatives to work toward sustainable economic stability.

During the first quarter, the defensive characteristics and security of dividends from Australia's listed property trusts are likely to appeal to investors as the world awaits a solution to the geo-political conflicts. While demand for property trusts will also be encouraged by a rising trend of higher portfolio allocation to real estate, it is important to highlight the risk of price retrenchments for the listed property trusts given current valuations. Elsewhere in Asia, real estate securities are massively oversold relative to the slower rate of deterioration in direct market fundamentals since the Asian financial crisis. Outside of Australia and New Zealand, we expect that the positive change to price to net asset value will be the single most powerful driver of returns in 2003. We believe that we have seen the worst of earnings downgrades and provisions last year. Earnings momentum should turn more positive during the second half of the year as stronger revenue stream and benefits of lower financing cost become more evident. Asia dividend yields are at historical highs. We expect dividends to be a larger contributor to Asia's total returns in 2003 and expect companies with strong cash flow and limited reinvestment opportunities to pay higher dividends or buy back shares trading at significant discounts to the NAV.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Asian Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
AUSTRALIA (19.8%)
Centro Properties Group                                   24,431          $   51
General Property Trust                                    35,210              59
Investa Property Group                                    23,696              29
Lend Lease Corp., Ltd.                                     2,237              12
Mirvac Group                                              20,222              47
Stockland                                                 23,055              62
Westfield Holdings Ltd.                                   10,350              78
Westfield Trust                                           52,791             103
Westfield Trust (New)                                   (a)1,875               3
--------------------------------------------------------------------------------
                                                                             444
================================================================================
HONG KONG (43.3%)
Cheung Kong Holdings Ltd.                                 13,000              85
Hang Lung Properties Ltd.                                 51,000              49
Henderson Land Development Co., Ltd.                      53,000             159
Hong Kong Land Holdings Ltd.                              47,000              65
Kerry Properties Ltd.                                     40,049              28
New World Development Co., Ltd.                           57,541              29
Sino Land Co., Ltd.                                      118,866              38
Sun Hung Kai Properties Ltd.                              66,000             391
Wharf Holdings Ltd.                                       68,000             128
--------------------------------------------------------------------------------
                                                                             972
================================================================================
JAPAN (25.5%)
Daibiru Corp.                                              3,000              10
Japan Real Estate Investment Corp. REIT                        9              46
Japan Retail Fund Investment Corp. REIT                     (a)3              14
Mitsubishi Estate Co., Ltd.                               35,000             266
Mitsui Fudosan Co., Ltd.                                  22,000             143
Office Building Fund of Japan, Inc. REIT                      10              52
Sumitomo Realty & Development Co., Ltd.                   10,000              41
--------------------------------------------------------------------------------
                                                                             572
================================================================================
MALAYSIA (1.0%)
IOI Properties Bhd                                         5,000               7
SP Setia Bhd                                              22,500              15
--------------------------------------------------------------------------------
                                                                              22
================================================================================
PHILIPPINES (2.0%)
Ayala Land, Inc.                                         272,500              23
SM Prime Holdings, Inc.                                  258,000              23
--------------------------------------------------------------------------------
                                                                              46
================================================================================
SINGAPORE (6.2%)
Allgreen Properties Ltd.                                  21,000              12
Ascendas Real Estate Investment Trust REIT             (a)33,000              16
Ascott Group Ltd. (The)                                   20,000               4
CapitaLand Ltd.                                           76,500              49
CapitaMall Trust REIT                                  (a)16,000               9
City Developments Ltd.                                     7,000              17
Keppel Land Ltd.                                          16,000               9
United Overseas Land Ltd.                                 24,000              22
--------------------------------------------------------------------------------
                                                                             138
================================================================================
  TOTAL COMMON STOCKS (COST $2,455)                                        2,194
================================================================================
  TOTAL FOREIGN SECURITIES (97.8%) (COST $2,455)                           2,194
================================================================================

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.5%)
REPURCHASE AGREEMENT (0.5%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $11)                $   (f)11        $    11
--------------------------------------------------------------------------------
FOREIGN CURRENCY (1.3%)
Australian Dollar                               AUD            8               5
Hong Kong Dollar                                HKD          166              21
Japanese Yen                                    JPY          340               3
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $29)                                           29
================================================================================
TOTAL INVESTMENTS (99.6%) (COST $2,495)                                    2,234
================================================================================

                                                           VALUE
                                                           (000)
-------------------------------------------------------------------------------
OTHER ASSETS (1.1%)
  Receivable Due from Investment Adviser               $      18
  Dividends Receivable                                         6              24
--------------------------------------------------------------------------------
LIABILITIES (-0.7%)
  Custodian Fees Payable                                      (5)
  Administrative Fees Payable                                 (2)
  Directors' Fees and Expenses Payable                        (1)
  Other Liabilities                                           (8)            (16)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $ 2,242
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                          $ 4,867
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (38)
Accumulated Net Realized Gain (Loss)                                      (2,327)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                         (260)
--------------------------------------------------------------------------------
NET ASSETS                                                               $ 2,242
================================================================================
CLASS A:
NET ASSETS                                                               $ 1,843
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 327,389 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                               $  5.63
================================================================================
CLASS B:
NET ASSETS                                                               $   399
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 70,442 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                               $  5.67
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Asian Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)


                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Diversified Financials                                   $   128            5.7%
Hotels, Restaurants & Leisure                                 22            1.0
Real Estate                                                2,044           91.1
--------------------------------------------------------------------------------
                                                         $ 2,194           97.8%
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Emerging Markets Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOUTH KOREA        21.8%
TAIWAN             13.9%
SOUTH AFRICA       13.1%
MEXICO              7.8%
RUSSIA              6.3%
OTHER              37.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          EMERGING MARKETS             MSCI EMERGING
         PORTFOLIO-CLASS A        MARKETS FREE INDEX
1992*               500000                    500000
1993                936225                    843140
1994                846113                    841420
1995                738107                    737631
1996                828112                    795859
1997                819624                    681136
1998                611316                    537587
1999               1233538                    894598
2000                759551                    620762
2001                726017                    604498
2002                675565                    581120

 * Commenced operations on September 25, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)

                                                         TOTAL RETURNS(2)
                                       -----------------------------------------
                                                          AVERAGE ANNUAL
                                                   -----------------------------
                                          ONE        FIVE      TEN       SINCE
                                         YEAR       YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                 (6.24)%      (3.50)%   3.13%       3.27%
Portfolio - Class B(4)                 (6.24)       (4.79)     N/A       (2.77)
Index - Class A                        (6.17)       (4.66)    1.27        2.00
Index - Class B                        (6.17)       (4.66)     N/A       (4.34)

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on September 25, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -6.24% for the Class A shares and -6.24% for the Class B shares compared with -6.17% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

MARKET REVIEW

Overall, country allocation contributed positively to the Portfolio's performance while the impact of stock selection was mixed. Country allocations in Israel (primarily driven by stock selection as the country index was down 31.3%), coupled with underweights in Argentina (-50.7%) and our overweights in Indonesia (+41.9%) and South Korea (+8.3%) were strong contributors to relative performance. Our overweight position in Turkey (-35.8%) hurt performance. The Portfolio's holdings in Israel, India and China were

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Emerging Markets Portfolio (cont'd)

positive contributors to relative performance while stock selection in Russia was weak.

In 2002, overall, emerging market performance was hampered by weak global economic growth, domestic concerns in select emerging markets, the continued sell off of U.S. equities and increased geo-political risk. Nevertheless, in 2002 the asset class outperformed both the U.S. and developed international markets. The Index fell 6.2% versus a 15.9% decline in MSCI EAFE and a 22.1% decline in the S&P 500.

Emerging markets started the year in positive territory as equities in this asset class were supported by early year expectations of a U.S. led economic recovery and positive economic data from select emerging markets countries. However, after outperforming for much of the year and rebounding over 40.0% from September 2001 lows, performance in this asset class turned negative during the second and third quarters. The sharp sell-off in Latin America (down 40.5% during the two quarters ended September 30, 2002) and profit taking within cyclical markets such as South Korea and Taiwan were the primary reasons for declines. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to poor political outlook) and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year. Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, global emerging markets rebounded given reduced political concerns in Brazil and better than expected corporate earnings and export data from select emerging markets. Global emerging markets ended the period in review with a strong 10.0% fourth quarter return.

MARKET OUTLOOK

Our long-term outlook for emerging markets remains positive. We believe the emerging markets are well positioned to continue to outperform global markets given valuations, corporate fundamentals, relative growth and leveraged exposure to the pick-up in global sentiment and economic activity. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela, and economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies to recover in the second half of this year. Emerging markets are likely to be supported by reduced fears of a U.S. double dip recession as the economy begins to show the benefits of U.S. monetary easing that has lowered rates to 1.25%, a 41 year low. Signs of fundamental improvements in Turkey, Central Europe and Russia, along with patches of decent domestic strength in Asia, continue to support overall sentiment in emerging markets. On a bottom-up basis, we continue to focus on earnings visibility as a driver of medium-term returns.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
(UNLESS OTHERWISE NOTED)
BRAZIL (4.8%)
AmBev ADR                                             (c)371,910        $  5,787
Aracruz Celulose S.A.                                 (c)20,400              379
Banco Bradesco S.A. ADR                               (c)92,500            1,378
Banco Itau S.A. ADR                                   (c)131,816           3,137
Banco Nacional S.A. (Preferred)                (a)(d)295,998,880             @--
Celular Participacoes CRT (Preferred)                  3,614,165             313
CEMIG ADR (Preferred)                                 (c)162,431           1,191
CVRD ADR                                               (c)31,710             917
CVRD ADR (Preferred)                                  (c)279,554           7,688
Empresa Brasileira de Aeronautica ADR                 (c)161,719           2,571
Lojas Arapua (Preferred)                       (a)(d)119,019,000             @--
Lojas Arapua GDR (Preferred)                    (a)(d)(e)120,830             @--
Petrobras ADR                                         (c)184,375           2,755
Petrobras ADR (Preferred)                             (c)362,198           4,853
Votorantim Celulose e Papel S.A. ADR                   (c)77,500           1,274
--------------------------------------------------------------------------------
                                                                          32,243
================================================================================
CHINA/HONG KONG (5.6%)
Byd Co., Ltd.                                         (a)635,000           1,279
China Mobile Ltd.                                   (a)5,065,000          12,048
China Shipping Development Co., Ltd.                   2,053,000             429
China Southern Airlines Co., Ltd.                  (c)13,862,000           3,733
CNOOC Ltd.                                          (c)6,017,000           7,831
Cosco Pacific Ltd.                                     2,160,000           1,773
Huaneng Power International, Inc., Class H          (c)4,920,000           3,943
Sinopec Shangai Petrochemical Co., Ltd.             (a)9,377,000           1,419
Texwinca Holdings Ltd.                                 2,340,000           1,740
TPV Technology Ltd.                                    7,896,000           2,435
Yanzhou Coal Mining Co., Ltd.                          2,984,000           1,186
--------------------------------------------------------------------------------
                                                                          37,816
================================================================================
CZECH REPUBLIC (0.3%)
Komercni Banka A.S.                                       15,800           1,092
Komercni Banka A.S. GDR                                   31,300             717
--------------------------------------------------------------------------------
                                                                           1,809
================================================================================
HUNGARY (2.3%)
Matav Rt                                                 273,221             991
Matav Rt. ADR                                         (c)110,192           1,961
MOL Magyar Olaj-es Gazipari Rt                           165,217           3,857
MOL Magyar Olaj-es Gazipari Rt. GDR
  (Registered)                                            50,878           1,191
OTP Bank Rt                                              419,137           4,123
OTP Bank Rt. GDR                                         171,871           3,377
--------------------------------------------------------------------------------
                                                                          15,500
================================================================================
INDIA (5.9%)
Bharat Heavy Electricals                                 429,465           1,546
Colgate-Palmolive (India) Ltd.                           259,590             730
Container Corp. of India Ltd.                            395,919           1,895
Gujarat Ambuja Cements Ltd.                              351,939           1,199
Hero Honda Motors Ltd.                                   457,995           2,592
Hindalco Industries Ltd.                                 133,980           1,638
Hindustan Lever Ltd.                                     564,260           2,139
Hindustan Petroleum Corp.                                234,155           1,406
Housing Development Finance Corp., Ltd.                  202,430           1,513
India-Info.com Private Co., Ltd.                      (i)393,611             @--
Infosys Technologies Ltd.                                 45,630           4,540
Mahanagar Telephone Nigam Ltd.                           556,650           1,101
Morgan Stanley Growth Fund                      (a)(g)17,902,900           3,528
Oil and Natural Gas Corp. Ltd.                           186,500           1,361
Ranbaxy Laboratories Ltd.                                173,604           2,148
Reliance Industries Ltd.                                 257,700           1,600
State Bank of India                                   (d)818,002           4,950
Steel Authority of India Ltd.                       (a)4,073,082             871
Tata Engineering & Locomotive Co., Ltd.               (a)320,000           1,077
Tata Iron & Steel Co., Ltd.                              604,000           1,908
Wipro Ltd.                                             (c)22,700             772
Wipro Ltd. ADR                                            25,000             837
--------------------------------------------------------------------------------
                                                                          39,351
================================================================================
INDONESIA (3.3%)
Astra International Tbk PT                         (a)20,144,000           7,090
Bank Central Asia Tbk PT                              10,723,000           2,995
Hanjaya Mandala Sampoerna Tbk PT                       7,833,500           3,239
Ramayana Lestari Sentosa Tbk PT                        6,533,500           1,843
Telekomunikasi Indonesia Tbk PT                       15,617,000           6,718
--------------------------------------------------------------------------------
                                                                          21,885
================================================================================
ISRAEL (2.7%)
Check Point Software Technologies Ltd.                (a)248,564           3,224
ECI Telecommunications Ltd.                           (a)685,012           1,390
Teva Pharmaceutical Industries Ltd.                       90,320           3,372
Teva Pharmaceutical Industries Ltd. ADR               (c)267,358          10,323
--------------------------------------------------------------------------------
                                                                          18,309
================================================================================
MALAYSIA (4.0%)
AMMB Holdings Bhd                                      1,711,000           1,711
Celcom Malaysia Bhd                                 (a)6,651,000           4,271
Commerce Asset Holdings Bhd                            1,969,000           1,679
Gamuda Bhd                                             3,012,000           4,360
Magnum Corp. Bhd                                       4,612,000           2,779
Malayan Banking Bhd                                    2,862,500           5,574
Malaysian Pacific Industries Bhd                         423,000           1,547
Public Bank Bhd                                        2,154,375           1,287
Resorts World Bhd                                        861,000           2,119
SP Setia Bhd                                           2,630,999           1,696
--------------------------------------------------------------------------------
                                                                          27,023
================================================================================
MEXICO (7.8%)
America Movil S.A. de C.V. ADR                        (c)733,453          10,532
Femsa                                                 (c)798,901           2,908
Femsa ADR                                              (c)28,505           1,038
Grupo Aeroportuario de Sureste S.A. de
  C.V.                                                   533,900             592
Grupo Aeroportuario del Sureste S.A.
  de C.V. ADR                                         (c)102,200           1,201
Grupo Financiero BBVA Bancomer S.A.
  ADR                                               (a)(c)30,500             461
Grupo Financiero BBVA Bancomer S.A,
  Class B                                        (a)(c)8,566,153           6,534
Grupo Modelo S.A., Class C                          (c)1,306,000           3,212
Telmex, Class L ADR                                   (c)537,948          17,204
Walmart de Mexico ADR                                  (c)77,822           1,770
Walmart de Mexico, Class C                             1,961,542           3,815


    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
MEXICO (CONT'D)
Walmart de Mexico, Class V                          (c)1,340,944       $   3,078
--------------------------------------------------------------------------------
                                                                          52,345
================================================================================
PHILIPPINES (0.2%)
Ayala Land, Inc.                                      11,171,500             952
--------------------------------------------------------------------------------
POLAND (2.2%)
Bank Pekao S.A.                                       (a)293,050           7,233
Bank Pekao S.A. GDR                                    (a)29,723             728
Eastbridge NV                                          (i)33,400           1,336
Polski Koncern Naftowy Orlen S.A                         376,116           1,739
Polski Koncern Naftowy Orlen S.A. GDR                     97,300             895
Telekomunikacja Polska S.A                            (a)579,306           1,929
Telekomunikacja Polska S.A. GDR                       (a)344,845           1,155
--------------------------------------------------------------------------------
                                                                          15,015
================================================================================
RUSSIA (6.3%)
Alliance Cellulose Ltd.                               (d)592,359             @--
Gazprom ADR                                               85,340           1,007
Lukoil Holding ADR                                    (c)168,134          10,330
MMC Norilsk Nickel ADR                                (a)116,300           2,351
Mobile Telesystems ADR                             (a)(c)126,000           4,680
Mustcom Ltd.                                       (d)66,270,018          10,259
Surgutneftegaz                                        (c)121,190           2,824
Surgutneftegaz ADR                                    (c)233,411           3,708
Vimpel Communications ADR                              (a)65,100           2,084
YUKOS ADR                                              (c)35,246           4,967
--------------------------------------------------------------------------------
                                                                          42,210
================================================================================
SOUTH AFRICA (13.1%)
Anglo American plc                                     1,121,977          16,560
Anglo American plc (London Shares)                       680,152          10,105
Anglo American Platinum Corp., Ltd.                      145,275           5,356
AngloGold Ltd.                                            19,200             651
AngloGold Ltd. ADR                                     (c)47,373           1,623
Bidvest Group Ltd.                                       509,530           2,675
FirstRand Ltd.                                         6,139,890           5,273
Gold Fields Ltd.                                         557,980           7,806
Gold Fields Ltd. ADR                                      29,100             406
Impala Platinum Holdings Ltd.                             43,948           2,795
Liberty Group Ltd.                                       151,770             968
MTN Group Ltd.                                        (a)806,650           1,153
Nedcor Ltd.                                              101,900           1,321
Old Mutual plc                                         4,310,680           6,110
Old Mutual plc (London Shares)                         1,210,600           1,702
Sanlam Ltd.                                            2,567,460           2,277
Sappi Ltd.                                               253,610           3,388
Sappi Ltd. ADR                                         (c)29,430             389
Sasol Ltd.                                               716,110           8,773
Standard Bank Group Ltd.                               2,460,780           8,657
--------------------------------------------------------------------------------
                                                                          87,988
================================================================================
SOUTH KOREA (21.8%)
CJ Home Shopping                                       (a)84,204           3,003
Daishin Securities Co., Ltd.                             252,350           3,043
Humax Co., Ltd.                                       (a)155,990           1,914
Hyundai Marine & Fire Insurance Co., Ltd.                 78,200           1,668
Hyundai Mobis                                         (a)280,570       $   5,157
Hyundai Motor Co., Ltd.                               (a)101,300           2,370
Hyundai Motor Co., Ltd. (Preferred)                   (a)181,200           2,124
Kookmin Bank                                           (a)39,518           1,399
LG Chemical Ltd.                                      (a)130,760           4,476
LG Electronics, Inc.                                  (a)185,933           6,474
LG Household & Health Care Ltd.                           69,780           2,212
LG Investment & Securities Co., Ltd.                     290,820           3,261
Pantech Co., Ltd.                                     (a)176,340           2,126
POSCO                                                    128,363          12,771
Samsung Electronics Co., Ltd.                            190,933          50,548
Samsung Electronics Co., Ltd. (Preferred)                 64,970           8,217
Samsung Securities Co., Ltd.                          (a)210,790           5,092
Seoul Securities Co., Ltd.                               487,710           1,744
Shinhan Financial Group Co., Ltd.                     (a)582,750           6,093
Shinsegae Co., Ltd.                                    (a)17,100           2,155
SK Telecom Co., Ltd.                                      91,180          17,605
Tong Yang Confectionery Group                          (a)50,130           2,451
--------------------------------------------------------------------------------
                                                                         145,903
================================================================================
TAIWAN (13.9%)
Accton Technology Corp.                             (a)4,801,050           4,919
ASE Test Ltd.                                         (a)193,700             775
Asustek Computer, Inc.                                 1,472,786           2,593
Cathay Financial Holding Co., Ltd.                     2,062,000           2,196
Chinatrust Financial Holding Co., Ltd.             (a)12,155,407           9,928
CTCI Corp.                                             1,744,000             931
EVA Airways Corp.                                   (a)9,323,662           3,942
Formosa Chemical & Fibre Corp.                         1,686,456           1,791
Formosa Plastics Corp.                                 3,004,000           3,953
Hon Hai Precision Industry Co., Ltd.                   2,227,300           7,714
Largan Precision Co., Ltd.                               377,800           2,115
Lite-On Technology Corp.                               1,145,000           1,292
Novatek Microelectronics Corp., Ltd.                   1,011,800           1,913
Phoenixtec Power Co., Ltd.                             2,671,000           2,027
Polaris Securities Co., Ltd.                        (a)4,893,000           1,709
Premier Image Technology Corp.                         2,467,000           3,809
Quanta Computer, Inc.                                  3,220,101           5,297
Quanta Storage, Inc.                                  (a)212,000           1,425
Siliconware Precision Industries Co.                (a)5,594,380           2,729
SinoPac Holdings Co.                               (a)12,402,625           5,208
Taishin Financial Holdings Co., Ltd.               (a)11,198,000           5,752
Taiwan Semiconductor Manufacturing Co.             (a)15,250,750          18,750
United Micro Electronics Corp., Ltd.                (a)3,815,387           2,323
--------------------------------------------------------------------------------
                                                                          93,091
================================================================================
THAILAND (2.7%)
Advanced Info Sevice PCL (Foreign)                     1,908,900           1,582
Bangkok Bank PCL (Foreign)                    (a)(c)(d)4,097,800           5,700
BEC World PCL (Foreign)                               (d)271,600           1,285
Land & House PCL (Foreign)                            (c)892,200           1,665
Siam Cement PCL (The)                              (a)(c)185,500           5,041
Thai Farmers Bank PCL (Foreign)               (a)(c)(d)3,631,300           2,526
--------------------------------------------------------------------------------
                                                                          17,799
================================================================================
TURKEY (2.6%)
Akbank T. AS                                      (a)838,578,884           2,779
Akcansa Cimento AS                                   155,606,000             909

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
TURKEY (CONT'D)
Arcelik AS                                        (a)183,077,000        $  1,434
Enka Insaat ve Sanayi AS                           (a)47,210,100           1,166
Hurriyet Gazetecilik ve Matbaacilik AS            (a)778,297,910           2,040
Koc Holding AS                                    (a)296,791,000           3,084
Turkcell Iletisim Hizmetleri AS                   (a)587,812,000           3,435
Turkiye Garanti Bankasi AS                      (a)1,363,014,001           1,765
Turkiye Is Bankasi, Class C                       (a)377,538,000             989
--------------------------------------------------------------------------------
                                                                          17,601
================================================================================
VENEZUELA (0.3%)
CANTV ADR                                                170,265           2,145
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $786,053)                                    668,985
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
INDIA (0.0%)
DCM Shriram Industries Ltd.                     $      (b)(d)675             @--
Saurashtra Cement & Chemicals Ltd.                     (b)(d)827             @--
--------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $3,337)                                @--
================================================================================
  TOTAL FOREIGN SECURITIES (99.8%)
    (COST $789,390)                                                      668,985
================================================================================
SHORT-TERM INVESTMENTS (11.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.4%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                           6,810           6,810
Bank of Nova Scotia, NY, 2.51%, 2/4/03                     4,871           4,871
Bayrische Hypo-Und Vereinsbank,
  1.39%, 3/24/03                                           2,432           2,432
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                             973             973
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                           2,432           2,432
Credit Lyonnais, 1.39%, 1/27/03                            3,892           3,892
General Electric Co., 1.37%, 7/17/03                       3,405           3,405
Lehman Brothers, Inc., 1.35%, 1/2/03                       8,755           8,755
Lloyds Bank London plc, 2.36%, 2/24/03                     2,432           2,432
--------------------------------------------------------------------------------
                                                                          36,002
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (5.7%)
AIM S.T. Investment Co.                                3,113,865           3,114
CITI Institutional Liquid Reserve Fund                 3,405,789           3,406
Dreyfus Cash Management Plus Fund                      3,308,481           3,308
Evergreen Institutional Money Market Fund              3,113,865           3,114
Federated Prime Value Fund                             3,113,865           3,114
Harris Insight Money Market Fund                       3,405,789           3,406
Merrill Lynch Premier Institutional Fund               3,113,865           3,114
Merrimac Cash Series Fund                              3,405,789           3,406
Nations Cash Reserve Fund                              3,405,789           3,406
One Group Institutional Prime Money
  Market Fund                                          3,113,865           3,114
Reserve Primary Money Market Fund                      3,405,789           3,406
TempCash Money Market Fund                             2,432,707           2,433
--------------------------------------------------------------------------------
                                                                          38,341
================================================================================

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $     (f)501      $      501
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $74,844)                             74,844
================================================================================
FOREIGN CURRENCY (0.2%)
Brazilian Real                                  BRL          314              89
Euro                                            EUR          131             137
Hungarian Forint                                HUF          917               4
Polish Zloty                                    PLN          102              27
South Korean Won                                KRW        1,111               1
Taiwan Dollar                                   TWD       46,527           1,343
Turkish Lira                                    TRL    3,303,356               2
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $1,586)                                     1,603
================================================================================
TOTAL INVESTMENTS (111.2%) (COST $865,820)                               745,432
================================================================================

                                                           VALUE
                                                           (000)
-----------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
  Receivable for Portfolio Shares Sold               $     3,803
  Receivable for Investments Sold                          3,735
  Dividends Receivable                                       934
  Foreign Withholding Tax Reclaim
   Receivable                                                344
  Interest Receivable                                        287
  Other                                                       58           9,161
-----------------------------------------------------------------------------------
LIABILITIES (-12.6%)
  Collateral on Securities Loaned                        (74,343)
  Payable for Investments Purchased                       (3,998)
  Payable for Portfolio Shares Redeemed                   (2,727)
  Investment Advisory Fees Payable                        (2,235)
  Custodian Fees Payable                                    (225)
  Directors' Fees and Expenses Payable                      (128)
  Administrative Fees Payable                               (107)
  Bank Overdraft Payable                                     (82)
  Deferred Country Taxes                                     (27)
  Distribution Fees, Class B                                 (10)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                        (2)
  Other Liabilities                                         (298)        (84,182)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  670,411
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $1,189,458
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                       (2,432)
Accumulated Net Realized Gain (Loss)                                    (396,194)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                          (120,421)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  670,411
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:

NET ASSETS                                                         $     657,203
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 64,853,306 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $       10.13
================================================================================
CLASS B:

NET ASSETS                                                         $      13,208
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,312,607 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $       10.06
================================================================================

(a) -- Non-income producing security
(b) -- Issuer is in default.
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(d) -- Securities were valued at fair -- See Note A-1 to financial value statements. At December 31, 2002, the Portfolio held $24,720,000 of fair valued securities, representing 3.7% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) -- The Fund is advised by an affiliate.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Eastbridge NV and India-Info.com were acquired 7/93 and 3/00, respectively, at a cost of $2,245,000 and $1,734,000, respectively. At December 31, 2002, these securities had an aggregate market value of $1,336,000, representing 0.2% of net assets.
@ -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
PCL -- Public Company Limited

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                                         IN                         NET
    TO                                         EXCHANGE                   UNREALIZED
 DELIVER       VALUE      SETTLEMENT              FOR           VALUE     GAIN/(LOSS)
  (000)        (000)         DATE                (000)          (000)        (000)
---------------------------------------------------------------------------------------
GBP   135     $  217        1/2/03          US$        216     $  216        $(1)
US$   101        101        1/2/03          HKD        790        101        @--
US$   336        336        1/3/03          HKD      2,618        336        @--
US$   269        269        1/2/03          IDR  2,392,480        267         (2)
US$    82         82        1/3/03          ZAR        704         82        @--
US$   118        118        1/7/03          ZAR      1,016        119          1
              ------                                           ------        ----
              $1,123                                           $1,121        $(2)
              ======                                           ======        ====
---------------------------------------------------------------------------------------

GBP - British Pound
HKD - Hong Kong Dollar
IDR - Indonesian Rupiah
ZAR - South African Rand

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
----------------------------------------------------------------------------------
Airlines                                               $   7,675            1.1%
Automobiles                                               15,253            2.3
Banks                                                     87,520           13.1
Beverages                                                 12,945            1.9
Chemicals                                                 13,239            2.0
Computers & Peripherals                                   11,751            1.8
Construction Materials                                     7,149            1.1
Diversified Financials                                    39,819            5.9
Diversified Telecommunication Services                    47,735            7.1
Electronic Equipment & Instruments                        10,284            1.5
Household Durables                                        11,487            1.7
Insurance                                                 14,920            2.2
Metals & Mining                                           74,633           11.1
Multiline Retail                                          13,998            2.1
Oil & Gas                                                 56,136            8.4
Pharmaceuticals                                           15,843            2.4
Semiconductor Equipment & Products                        86,802           12.9
Wireless Telecommunication Services                       55,558            8.3
Other                                                     86,238           12.9
----------------------------------------------------------------------------------
                                                       $ 668,985           99.8%
==================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

European Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          43.1%
FRANCE                  22.7%
SPAIN                    9.4%
NETHERLANDS              9.1%
ITALY                    4.7%
OTHER                   11.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EUROPEAN REAL ESTATE     EUROPEAN REAL ESTATE     GPR GENERAL REAL ESTATE
                     CLASS A                  CLASS B     SECURITIES INDEX-EUROPE
*                     500000                   100000                      500000
1997                  476400                    95240                      500650
1998                  499029                    99621                      498647
1999                  487252                    97021                      515601
2000                  559901                   111138                      562263
2001                  515949                   102158                      533306
2002                  642460                   126788                      652446

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Europe value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $130,489.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1)


                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          24.52%          6.16%           4.89%
Portfolio - Class B(3)          24.11           5.89            4.62
Index                           22.34           5.44            5.18

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of 24.52% for the Class A shares and 24.11% for the Class B shares compared to 22.34% for the GPR General Real Estate Securities Index - Europe (the "Index").

MARKET REVIEW

During 2002, the Portfolio strongly outperformed the Index. This compares to a U.S. dollar return of -18.9% for the broader European equity markets, measured by MSCI Europe Index, marking the third successive year of relative outperformance versus the broader equity markets. The best performing listed property markets for the year were Ireland, Spain and Finland, returning 189.1%, 60.3% and 43.0% in U.S. dollars, respectively. The worst performing markets, during the period, were Germany, Switzerland and Italy with U.S. dollar returns of 3.6%, 9.3% and 9.7%, respectively.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

European Real Estate Portfolio (cont'd)

The relative performance of the Portfolio was positively impacted by country overweights in Spain, France and Ireland, and an underweight position in Switzerland. A country overweight in Italy and an underweight in Sweden had a negative impact on performance. Stock selection in France, Netherlands and Spain added to returns, but stock selection in the U.K. and Germany negatively affected performance.

The European economy failed to recover during 2002, and it also looks unlikely that the economy will improve materially during 2003. As a result, demand for office space has been weak across the major European office markets during 2002, causing vacancy rates to rise during the year, with a European average at the end of the third quarter of 5.8%, up from 4.1% at the beginning of the year. Weak demand and rising vacancies also caused prime rental levels in the European office markets to fall, with prime office rents across Europe down 6.3% in the first nine months of the year. Given current economic forecasts we do not expect a dramatic improvement in demand during 2003, and we, therefore, look for further increases in vacancy rates accompanied by further falls in rents.

However, low interest rates combined with the high investment demand for property across Europe continue to support capital values, despite weaker occupational markets. In addition, the European retail markets continue to show positive growth, both in rental values, as well as, capital values.

MARKET OUTLOOK

In the public markets, discounts to net asset value have narrowed during the year, following the positive performance. The sector, however, is currently still offering an attractive valuation, with companies trading at an average discount of 25%, which remains greater than the long-term average. Corporate activity could again prove to be a catalyst for absolute performance as the arbitrage opportunity between the public and private markets still exist, but we do expect fewer deals than in previous years.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
BELGIUM (1.0%)
Cofinimmo                                                  1,900       $     199
--------------------------------------------------------------------------------
FINLAND (0.5%)
Sponda Oyj                                                19,340             111
--------------------------------------------------------------------------------
FRANCE (22.7%)
Bail Investissement                                        1,900             291
Gecina                                                     9,969           1,057
Klepierre                                                  3,628             492
Silic                                                      1,117             201
Societe Fonciere Lyonnaise                                28,847             891
Sophia                                                     8,449             273
Unibail                                                   19,226           1,369
--------------------------------------------------------------------------------
                                                                           4,574
================================================================================
GERMANY (1.7%)
IVG Immobilien AG                                         38,796             339
--------------------------------------------------------------------------------
ITALY (4.7%)
Aedes S.p.A.                                             114,620             396
Beni Stabili S.p.A.                                    1,080,500             486
Pirelli & C. Real Estate S.p.A.                         (a)3,500              66
--------------------------------------------------------------------------------
                                                                             948
================================================================================
NETHERLANDS (9.1%)
Corio N.V.                                                15,508             404
Eurocommercial Properties N.V.                             7,702             162
Rodamco Europe N.V.                                       23,000             972
Wereldhave N.V.                                            5,300             297
--------------------------------------------------------------------------------
                                                                           1,835
================================================================================
NORWAY (1.3%)
Steen & Strom ASA                                      (a)20,500             266
--------------------------------------------------------------------------------
SPAIN (9.4%)
Inmobiliaria Colonial S.A.                                44,159             685
Inmobiliaria Urbis S.A.                                   82,500             494
Metrovacesa S.A.                                          15,024             319
Vallehermoso                                              37,461             389
--------------------------------------------------------------------------------
                                                                           1,887
================================================================================
SWEDEN (0.6%)
JM AB                                                      3,360              63
Pandox AB                                                  6,660              56
--------------------------------------------------------------------------------
                                                                             119
================================================================================
SWITZERLAND (2.8%)
Jelmoli Holding AG (Bearer)                                  195             128
PSP Swiss Property AG                                      3,970             429
--------------------------------------------------------------------------------
                                                                             557
================================================================================
United Kingdom (43.1%)
Benchmark Group plc                                      113,300             345
British Land Co. plc                                     167,510           1,219
Canary Wharf Group plc                                (a)229,561             871
Chelsfield plc                                           125,653             609
CLS Holdings plc                                       (a)70,792             249
Derwent Valley Holdings plc                               53,500             470
Freeport plc                                              72,300             326
Hammerson plc                                             61,980             472
Land Securities Group plc                                129,246           1,634
Liberty International plc                                 56,677       $     515
London Merchant Securities plc                            82,200             155
Minerva plc                                              226,200             658
Pillar Property plc                                       27,200             184
Slough Estates plc                                       135,240             738
Unite Group plc                                           99,500             256
--------------------------------------------------------------------------------
                                                                           8,701
================================================================================
  TOTAL COMMON STOCKS (COST $18,648)                                      19,536
================================================================================
  TOTAL FOREIGN SECURITIES (96.9%) (COST $18,648)                         19,536
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
REPURCHASE AGREEMENT (2.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $532)              $   (f)532             532
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
British Pound (COST $14)                        GBP            9              14
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $19,194)                                  20,082
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.7%)
  Cash                                                $        1
  Foreign Withholding Tax Reclaim Receivable                 110
  Dividends Receivable                                        24             135
--------------------------------------------------------------------------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                           (15)
  Custodian Fees Payable                                     (11)
  Payable for Investments Purchased                           (6)
  Administrative Fees Payable                                 (5)
  Directors' Fees and Expenses Payable                        (2)
  Distribution Fees, Class B                                  (1)
  Other Liabilities                                           (9)            (49)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  20,168
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  25,889
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (163)
Accumulated Net Realized Gain (Loss)                                      (6,456)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                                898
--------------------------------------------------------------------------------
NET ASSETS                                                             $  20,168
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         European Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                             $  19,215
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,758,310 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   10.93
================================================================================
CLASS B:
NET ASSETS                                                             $     953
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 86,908 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   10.96
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
---------------------------------------------------------------------------------
Apartments                                                   $  1,870        9.3%
Diversified                                                    11,229       55.7
Office & Industrial                                             3,511       17.4
Office Buildings                                                2,206       11.0
Shopping Centers                                                  592        2.9
Other                                                             128        0.6
---------------------------------------------------------------------------------
                                                             $ 19,536       96.9%
=================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

European Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          38.5%
SWITZERLAND             16.0%
FRANCE                  14.9%
NETHERLANDS              6.0%
ITALY                    4.8%
OTHER                   19.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EUROPEAN VALUE EQUITY PORTFOLIO-CLASS A       MSCI EUROPE INDEX
*                                        500000                  500000
   1993                                  645500                  606800
   1994                                  715750                  620650
   1995                                  800566                  754835
   1996                                  979012                  914030
   1997                                 1154059                 1131569
   1998                                 1247423                 1454406
   1999                                 1367176                 1685511
   2000                                 1468073                 1544097
   2001                                 1270324                 1236822
   2002                                 1152946                 1009494

 * Commenced operations on April 2, 1993

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

                                            TOTAL RETURNS(2)
                            -----------------------------------------
                                                    AVERAGE ANNUAL
                                            -------------------------
                                  ONE            FIVE          SINCE
                                 YEAR           YEARS      INCEPTION
---------------------------------------------------------------------
Portfolio - Class A(3)          (9.24)%         (0.02)%         8.95%
Portfolio - Class B(4)          (9.48)          (0.28)          4.95
Index - Class A                (18.38)          (2.26)          7.38
Index - Class B                (18.38)          (2.26)          4.15

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 2, 1993
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -9.24% for the Class A shares and -9.48% for the Class B shares compared to -18.38% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index").

MARKET REVIEW

The Portfolio outperformed the Index during 2002 in a difficult environment for equities in Europe. The secular bear market that we have witnessed since 2000 continued as the unwinding of the financial markets bubble of the late 1990's carried on. Bad news came on all fronts with high geo-political uncertainty in the Middle East, prospects of war in the Gulf, severe downturn in corporate profitability, a squeeze on capital expenditure and serious questioning of the integrity of financial reporting with major corporations being suspected of misstating profits. As investors realized that the expected economic upturn planned for the second half of 2002 would not take place, they became increasingly pessimistic and reduced their exposure to equities. European markets were particularly exposed to these bearish trends given the slow

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

European Value Equity Portfolio (cont'd)

response of the European Central Bank to lower interest rates and a perceived lack of flexibility in adapting cost structures and capital allocation to the new slow growth environment. After a dreadful third quarter, however, the combination of the U.S. Federal Reserve monetary boost and positive corporate profit news paved the way for a recovery led by lagging sectors such as information technology and telecommunication services.

Not surprisingly, our cautious stance and our emphasis on cash flow generation, balance sheet strength and valuation allowed us to position the Portfolio well for those market conditions. Strong stock selection drove outperformance with positions in consumer staples, information technology, financials and utilities contributing most. The Portfolio's underweight in information technology and the longstanding overweight in consumer staples continued to be the main contributors. Stock selection in healthcare was the main negative contributor.

MARKET OUTLOOK

This past year was an extremely poor year for equities in Europe. Not only did markets fall for a third year in a row but some indices, like the DAX in Germany, fell by more than 30%. As value investors, we always relate stock prices to their fundamental intrinsic value so we can dissociate market sentiment and investor confidence from our investment process. The macroeconomic and geo-political outlook for 2003 remains challenging and there are plenty of reasons to worry. To name but a few, a record level of household debt in the United Kingdom (U.K.), rising tax burden in Germany and the U.K., a noticeable credit crunch underway in the U.S., extremely low corporate and consumer confidence in Germany, and the threat of conflict in the Middle East and in Iraq. This challenging environment is likely to keep stock market volatility high and fear will grip the market from time to time. However, for patient long-term investors, we believe some opportunities will arise to build positions in undervalued securities that will provide potential capital appreciation. These periods of uncertainty are often attractive times to build exposure to equities. The valuation excesses of the second part of the 90's have now been largely corrected and stocks in Europe trade at a large discount to their U.S. counterparts.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
BELGIUM (2.5%)
Fortis                                                    25,972        $    455
Solvay S.A.                                                4,555             314
--------------------------------------------------------------------------------
                                                                             769
================================================================================
DENMARK (1.0%)
Danisco A/S                                                4,042             137
Danske Bank A/S                                            9,062             150
--------------------------------------------------------------------------------
                                                                             287
================================================================================
FINLAND (2.3%)
Nokia Oyj                                                  4,046              64
Sampo Oyj, Class A                                        43,377             330
Stora Enso Oyj                                            29,546             312
--------------------------------------------------------------------------------
                                                                             706
================================================================================
FRANCE (14.9%)
Alcatel S.A.                                           (c)13,849              61
Aventis S.A.                                              13,264             721
BNP Paribas S.A.                                          13,975             570
Cie de Saint-Gobain                                       15,155             445
Groupe Danone                                              3,549             478
Neopost S.A.                                            (a)4,140             133
Schneider Electric S.A.                                   10,223             484
Societe Generale, Class A                                  6,514             380
TotalFinaElf S.A.                                          7,642           1,092
Unibail                                                    2,170             154
--------------------------------------------------------------------------------
                                                                           4,518
================================================================================
GERMANY (3.8%)
Deutsche Bank AG (Registered)                              3,006             139
Deutsche Telekom AG (Registered)                          28,767             369
Muenchener Rueckversicherungs AG (Registered)              1,564             187
Siemens AG (Registered)                                    7,101             302
Volkswagen AG                                              3,842             139
--------------------------------------------------------------------------------
                                                                           1,136
================================================================================
ITALY (3.5%)
ENI S.p.A.                                                 7,722             123
Parmalat Finanziaria S.p.A.                            (c)56,649             135
Snam Rete Gas S.p.A.                                     118,314             404
Telecom Italia Mobile S.p.A.                           (c)56,607             258
UniCredito Italiano S.p.A.                                37,020             148
--------------------------------------------------------------------------------
                                                                           1,068
================================================================================
NETHERLANDS (6.0%)
Akzo Nobel N.V.                                           13,972             443
Heineken N.V.                                              8,053             315
ING Groep N.V. CVA                                         8,273             140
Koninklijke (Royal) KPN N.V.                           (a)11,818              77
Koninklijke (Royal) Philips Electronics N.V.              14,951             262
Royal Dutch Petroleum Co.                                  6,642             293
Unilever N.V. CVA                                          4,528             278
--------------------------------------------------------------------------------
                                                                           1,808
================================================================================
NORWAY (2.3%)
Gjensidige NOR ASA                                      (c)4,645             152
Statoil ASA                                               45,612             385
Telenor ASA                                               43,794        $    168
--------------------------------------------------------------------------------
                                                                             705
================================================================================
PORTUGAL (0.5%)
Brisa-Auto Estradas de Portugal S.A.                      28,818             160
--------------------------------------------------------------------------------
SPAIN (2.0%)
Amadeus Global Travel Distribution S.A.                   49,146             203
Banco Popular Espanol                                   (c)2,103              86
Telefonica S.A.                                        (a)36,597             328
--------------------------------------------------------------------------------
                                                                             617
================================================================================
SWEDEN (1.5%)
Nordea AB                                                 72,536             321
Swedish Match AB                                          18,539             146
--------------------------------------------------------------------------------
                                                                             467
================================================================================
SWITZERLAND (16.0%)
Converium Holding AG                                    (a)7,194             349
Credit Suisse Group                                    (a)13,770             299
Holcim Ltd., Class B                                       2,544             462
Nestle S.A. (Registered)                                   5,240           1,111
Novartis AG (Registered)                                  16,287             595
Roche Holding AG                                           7,982             557
Schindler Holding AG (Registered)                          1,516             285
Syngenta AG                                                7,456             432
UBS AG (Registered)                                    (a)12,478             607
Zurich Financial Services AG                               1,819             170
--------------------------------------------------------------------------------
                                                                           4,867
================================================================================
UNITED KINGDOM (38.5%)
Allied Domecq plc                                         72,629             464
AstraZeneca plc                                           22,612             808
Aviva plc                                                 52,212             373
BAE Systems plc                                          122,673             245
Barclays plc                                              50,370             312
BOC Group plc                                             20,034             287
BP plc                                                    69,039             475
British American Tobacco plc                              44,751             447
Cadbury Schweppes plc                                     29,487             184
Diageo plc                                                19,350             210
GlaxoSmithKline plc                                       65,805           1,263
GUS plc                                                   17,483             162
Hays plc                                                 233,690             349
HSBC Holdings plc                                         37,158             411
Invensys plc                                             607,950             517
Lloyds TSB Group plc                                      24,767             178
National Grid Transco plc                                 22,279             164
Reed Elsevier plc                                         70,011             600
Rentokil Initial plc                                     137,570             487
Rolls-Royce plc                                          172,150             297
Sainsbury (J) plc                                         50,910             229
Shell Transport & Trading Co., plc                       182,874           1,205
Smiths Group plc                                          26,872             301
Vodafone Group plc                                       653,580           1,192
William Hill plc                                          56,807             208
WPP Group plc                                             41,512             317
--------------------------------------------------------------------------------
                                                                          11,685
================================================================================
  TOTAL COMMON STOCKS (COST $31,109)                                      28,793
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         European Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (1.3%)
ITALY (1.3%)
Telecom Italia S.p.A. (RNC) (COST $408)                (c)78,790        $    398
--------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (96.1%) (COST $31,517)                         29,191
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
Banco Bilbao Viz Argentaria, NY, 1.36%, 4/24/03        $      89              89
Bank of Nova Scotia, NY, 2.51%, 2/4/03                        64              64
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03                32              32
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                              13              13
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                              32              32
Credit Lyonnais, 1.39%, 1/27/03                               51              51
General Electric Co., 1.37%, 7/17/03                          45              45
Lehman Brothers, Inc., 1.35%, 1/2/03                         114             114
Lloyds Bank London plc, 2.36%, 2/24/03                        32              32
--------------------------------------------------------------------------------
                                                                             472
================================================================================

                                                         SHARES
-------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
AIM S.T. Investment Co.                                   40,712              41
CITI Institutional Liquid Reserve Fund                    44,529              44
Dreyfus Cash Management Plus Fund                         43,257              43
Evergreen Institutional Money Market                      40,712              41
Fund
Federated Prime Value Fund                                40,712              41
Harris Insight Money Market Fund                          44,529              44
Merrill Lynch Premier Institutional Fund                  40,712              41
Merrimac Cash Series Fund                                 44,529              44
Nations Cash Reserve Fund                                 44,529              44
One Group Institutional Prime Money Market Fund           40,712              41
Reserve Primary Money Market Fund                         44,529              44
TempCash Money Market Fund                                31,806              32
--------------------------------------------------------------------------------
                                                                             500
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $     (f)995             995
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,967)                               1,967
================================================================================
FOREIGN CURRENCY (0.2%)
British Pound                                   GBP           14              23
Euro                                            EUR           22              23
Swedish Krona                                   SEK           30               3
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $49)                                           49
================================================================================

                                                           VALUE           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%) (COST $33,533)                               $ 31,207
--------------------------------------------------------------------------------
OTHER ASSETS (1.1%)
  Foreign Withholding Tax Reclaim Receivable        $        279
  Dividends Receivable                                        50
  Interest Receivable                                          1             330
--------------------------------------------------------------------------------
LIABILITIES (-3.9%)
  Collateral on Securities Loaned                           (972)
  Payable for Portfolio Shares Redeemed                     (128)
  Custodian Fees Payable                                     (20)
  Directors' Fees and Expenses Payable                       (18)
  Investment Advisory Fees Payable                           (15)
  Administrative Fees Payable                                 (6)
  Distribution Fees, Class B                                  (1)
  Other Liabilities                                          (10)         (1,170)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 30,367
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 36,626
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           29
Accumulated Net Realized Gain (Loss)                                      (4,012)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                            (2,276)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 30,367
================================================================================
CLASS A:
NET ASSETS                                                              $ 29,425
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,887,997 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  10.19
================================================================================
CLASS B:
NET ASSETS                                                              $    942
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 92,251 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  10.21
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
European Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                               IN                    NET
   TO                                EXCHANGE             UNREALIZED
 DELIVER     VALUE   SETTLEMENT         FOR       VALUE   GAIN/(LOSS)
  (000)      (000)      DATE           (000)      (000)      (000)
------------------------------------------------------------------------
EUR    22     $23      1/3/03       US$     23     $23         $@--
GBP    14      23      1/3/03       US$     23      23          @--
              ---                                  ---         ------
              $46                                  $46         $@--
              ===                                  ===         ======
------------------------------------------------------------------------


                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                     $    542            1.8%
Banks                                                      3,752           12.3
Beverages                                                    989            3.3
Building Products                                            445            1.5
Chemicals                                                  1,476            4.9
Commercial Services & Supplies                             1,039            3.4
Construction Materials                                       462            1.5
Diversified Financials                                       595            2.0
Diversified Telecommunication Services                     1,339            4.4
Electrical Equipment                                         484            1.6
Food Products                                              2,324            7.7
Gas Utilities                                                404            1.3
Industrial Conglomerates                                     603            2.0
Insurance                                                  1,409            4.6
Machinery                                                    802            2.6
Media                                                        917            3.0
Oil & Gas                                                  3,572           11.8
Paper & Forest Products                                      312            1.0
Pharmaceuticals                                            3,945           13.0
Tobacco                                                      594            1.9
Wireless Telecommunication Services                        1,451            4.8
Other                                                      1,735            5.7
--------------------------------------------------------------------------------
                                                        $ 29,191           96.1%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Global Franchise Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          39.1%
UNITED STATES           23.3%
SWITZERLAND              7.1%
FRANCE                   5.8%
SWEEDEN                  4.9%
OTHER                   19.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        GLOBAL FRANCHISE PORTFOLIO-CLASS A     GLOBAL FRANCHISE PORTFOLIO-CLASS B      MSCI WORLD INDEX
*                                   500000                                 100000                500000
2001                                524000                                 104600                503100
2002                                566444                                 112780                403033

 * Commenced operations on November 28, 2001

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI World Index value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum for Class B shares) is assumed, the value at December 31, 2002 would be $80,607.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                   TOTAL RETURNS(2)
                           ---------------------------
                                              AVERAGE
                                               ANNUAL
                                 ONE            SINCE
                                YEAR        INCEPTION
------------------------------------------------------
Portfolio - Class A(3)          8.10%           12.12%
Portfolio - Class B(3)          7.82            11.66
Index                         (19.89)          (17.12)

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 28, 2001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of 8.10% for the Class A shares and 7.82% for the Class B shares compared to -19.89% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The autumn equity rebound fizzled out in December leaving the Index with its third consecutive negative year, dragged down by big declines in technology, telecoms and financials. During the year, the Portfolio benefited from strong stock selection across consumer staples, consumer discretionary and industrials. The Portfolio's overweight to consumer staples (69% versus 9% in the Index) and zero weight to the Index's heavyweights in technology and telecoms, was significantly positive to relative performance. The Portfolio's concentration in attractively valued, high quality and stable cash flow

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Global Franchise Portfolio (cont'd)

businesses produced a positive return for the year compared to the Index's negative return.

In the third quarter, we reduced the weighting of strong performing consumer staples holdings and invested the proceeds into existing consumer staples holdings and media companies with high free cash flow yields. During the year, we also initiated positions in several health care companies. We have added to this sector since it has a high return on capital employed and generates a healthy cash flow. In addition, the value emerged in the sector as it was sold off in July. Portfolio activity aims to improve either the quality or the value, or both, of the Portfolio. The Portfolio seeks companies that possess four quality characteristics: high return on operating capital employed, dominant intangible assets (brands, copyright, etc.), recurring revenue and the potential for growth through reinvestment of free cash. We also demand a reasonable valuation, which we define as free cash flow yield equal to or greater than interest rates. The quality and value hurdle we set, by necessity, leads to a concentrated number of stocks. Not surprisingly, in the current environment of economic uncertainty, accounting irregularities and corporate impropriety the market has revalued upwards a number of our companies.

MARKET OUTLOOK

Hopes of economic recovery and improved stock market performance in 2003 resonate from Wall Street. However, a cautious investor might only anticipate modestly positive growth in the coming years given that economic imbalances remain and risks are rising. The Portfolio's strategy of investing exclusively in companies with resilient business franchises, substantial free cash, capable management and growth potential has served investors well by generating positive absolute returns to date during one of the nastiest bear markets on record. With economic conditions still broadly grim, we believe that the quality and value combination in the Portfolio could continue to generate positive absolute returns over time.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Franchise Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
CANADA (2.9%)
Torstar Corp., Class B                                    88,742      $    1,439
--------------------------------------------------------------------------------
FINLAND (4.5%)
Kone Oyj, Class B                                         75,076           2,255
--------------------------------------------------------------------------------
FRANCE (5.8%)
Groupe Danone                                             17,503           2,356
Pernod-Ricard S.A.                                         5,838             566
--------------------------------------------------------------------------------
                                                                           2,922
================================================================================
ITALY (4.7%)
Davide Campari-Milano S.p.A.                              75,632           2,364
--------------------------------------------------------------------------------
NETHERLANDS (1.8%)
Reed Elsevier N.V.                                        75,124             919
--------------------------------------------------------------------------------
SPAIN (4.3%)
Zardoya Otis S.A.                                        162,038           2,135
--------------------------------------------------------------------------------
SWEDEN (4.9%)
Swedish Match AB                                         310,032           2,446
--------------------------------------------------------------------------------
SWITZERLAND (7.1%)
Compagnie Financiere Richemont AG, Class A                53,596           1,001
Nestle S.A. (Registered)                                  12,051           2,556
--------------------------------------------------------------------------------
                                                                           3,557
================================================================================
UNITED KINGDOM (39.1%)
Allied Domecq plc                                        325,918           2,084
British American Tobacco plc                             365,143           3,649
Cadbury Schweppes plc                                    474,024           2,955
Capital Radio plc                                        110,888             909
Diageo plc                                               219,031           2,381
GlaxoSmithKline plc                                       86,197           1,655
Imperial Tobacco Group plc                                64,846           1,102
Reckitt Benckiser plc                                     79,848           1,550
SMG plc                                                  920,539           1,379
Ulster Television plc                                     62,119             302
WPP Group plc                                            210,213           1,606
--------------------------------------------------------------------------------
                                                                          19,572
================================================================================
UNITED STATES (23.3%)
Bristol-Myers Squibb Co.                                  46,841           1,084
Brown-Forman Corp., Class B                               33,164           2,167
Fortune Brands, Inc.                                      19,601             912
Kimberly-Clark Corp.                                      40,611           1,928
Merck & Co., Inc.                                         21,900           1,240
New York Times Co., Class A                               44,732           2,046
Philip Morris Cos., Inc.                                  56,723           2,299
--------------------------------------------------------------------------------
                                                                          11,676
================================================================================
  TOTAL COMMON STOCKS (COST $46,730)                                      49,285
================================================================================
  TOTAL FOREIGN SECURITIES (98.4%) (COST $46,730)                         49,285
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.8%)
REPURCHASE AGREEMENT (1.8%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $907)              $   (f)907             907
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Canadian Dollar                                 CAD           10        $      7
Euro                                            EUR           17              18
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $24)                                           25
================================================================================
TOTAL INVESTMENTS (100.3%) (COST $47,661)                                 50,217
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Cash                                                $        1
  Dividends Receivable                                       109
  Foreign Withholding Tax Reclaim Receivable                  22
  Other                                                        1             133
--------------------------------------------------------------------------------
LIABILITIES (-0.6%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                      (208)
  Investment Advisory Fees Payable                           (44)
  Administrative Fees Payable                                 (9)
  Custodian Fees Payable                                      (6)
  Distribution Fees, Class B                                  (1)
  Directors' Fees and Expenses Payable                        (1)
  Other Liabilities                                          (10)           (279)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 50,071
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 48,227
Accumulated Net Realized Gain (Loss)                                        (508)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                            2,352
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 50,071
================================================================================
CLASS A:
NET ASSETS                                                              $ 48,644
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 4,310,242 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  11.29
================================================================================
CLASS B:
NET ASSETS                                                              $  1,427
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 126,963 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  11.24
================================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Global Franchise Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)


FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                IN                       NET
      TO                                EXCHANGE                UNREALIZED
    DELIVER        VALUE   SETTLEMENT      FOR         VALUE    GAIN/(LOSS)
     (000)         (000)       DATE       (000)        (000)       (000)
------------------------------------------------------------------------------
GBP       5,300   $ 8,514    2/7/03    US$   8,241     $8,241      $(273)
US$       1,501     1,501    2/7/03    GBP     975      1,566         65
                  -------                              ------      -----
                  $10,015                              $9,807      $(208)
                  =======                              ======      =====

GBP - British Pound

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                            PERCENT
                                   VALUE     OF NET
INDUSTRY                           (000)     ASSETS
---------------------------------------------------
Beverages                        $ 9,563      19.1%
Food Products                      7,866      15.7
Household Durables                   912       1.8
Household Products                 3,477       6.9
Machinery                          4,390       8.8
Media                              8,601      17.2
Pharmaceuticals                    3,979       7.9
Textiles & Apparel                 1,001       2.0
Tobacco                            9,496      19.0
---------------------------------------------------
                                 $49,285      98.4%
===================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Global Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED STATES           42.0%
UNITED KINGDOM          17.5%
JAPAN                    9.1%
FRANCE                   9.0%
SWITZERLAND              7.5%
OTHER                   14.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

         GLOBAL VALUE EQUITY PORTFOLIO-CLASS A    MSCI WORLD NET INDEX
1992*                                   500000                  500000
1993                                    721020                  612500
1994                                    771160                  643615
1995                                    915089                  776972
1996                                   1124040                  881708
1997                                   1391045                 1020665
1998                                   1594193                 1269095
1999                                   1658184                 1585607
2000                                   1853087                 1376594
2001                                   1698262                 1145051
2002                                   1403299                  917289

 * Commenced operations on July 15, 1992

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                               TOTAL RETURNS(2)
                           -----------------------------------------------------
                                                      AVERAGE ANNUAL
                                             -----------------------------------
                                   ONE          FIVE         TEN          SINCE
                                  YEAR         YEARS       YEARS      INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)          (17.34)%        0.18%      10.87%         10.10%
Portfolio - Class B(4)          (17.63)        (0.11)        N/A           5.94
Index - Class A                 (19.89)        (2.11)       6.26           5.84
Index - Class B                 (19.89)        (2.11)        N/A           2.34

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure over 20 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 15, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -17.34% for the Class A shares and -17.63% for the Class B shares compared to -19.89% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The year 2002 may be remembered for its contrast to the equity returns of years 2000 and 2001 as much as anything else. Markets lost nearly 20% of their value (in U.S. dollar terms) over the course of the year. Those sectors of the markets which had previously been most bloated, both in terms of valuations and excess capital expenditure, were those which suffered the most. Fortunately, early October was a nadir during the period and markets, led by the U.S., have posted a modest recovery since.

We have been fortunate to have managed maintaining a margin of outperformance versus the Index since the beginning of the year. The Portfolio's performance through the year was driven largely by its underweight position and stock selection in information technology and by its

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Global Value Equity Portfolio (cont'd)

overweight position in consumer staples. Our long held view that the information technology sector was overvalued served the Portfolio well over the year and the largest companies in this sector continued to suffer the effects of the correction of excessive valuations previously ascribed to them. Our stock selection in the telecommunication sector, favoring the regional U.S. operators, and our underweighting and stock selection in the utilities sector also made notable contributions.

The positioning of the Portfolio has changed only modestly over the period. Recognizing value in a number of the more economically sensitive sectors, we have gradually increased our holdings in the insurance, materials, and technology sectors, while reducing our holdings in the utilities and energy sectors. We have also selectively trimmed positions in consumer staples as companies in this sector have reached their fair value targets. The Portfolio remains underweight in technology and overweight in consumer staples and materials.

MARKET OUTLOOK

In our view, the global geo-political situation is likely to remain precarious for some time as the world's major powers accelerate preparations for military conflict in the Middle East. Investors are likely to remain nervous and hopes of a consumer led recovery are presently in doubt. However, there are reasons for optimism, not the least of these being the economic stimulus being applied in both the U.S. and the major European economies.

In this environment, we remain intently focused on our key quality criteria when picking stocks for the Portfolio. As we seek opportunities to invest in stocks which are trading at more attractive discounts to their fair values, we anticipate continuing the measured and steady rotation of our sector allocation away from the more defensive sectors.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
DENMARK (0.8%)
Danisco A/S                                               13,970       $     475
--------------------------------------------------------------------------------
FINLAND (0.6%)
Sampo Oyj, Class A                                        46,300             352
--------------------------------------------------------------------------------
FRANCE (9.0%)
Aventis S.A.                                              27,490           1,495
BNP Paribas S.A.                                          16,100             657
Cie de Saint-Gobain                                       19,754             580
Credit Agricole S.A.                                      19,090             288
Groupe Danone                                              5,200             700
Lafarge S.A.                                               8,869             669
Pernod-Ricard S.A.                                         5,180             502
TotalFinaElf S.A.                                          4,390             627
--------------------------------------------------------------------------------
                                                                           5,518
================================================================================
GERMANY (1.2%)
BASF AG                                                   13,854             522
Muenchener Rueckversicherungs AG (Registered)              2,014             241
--------------------------------------------------------------------------------
                                                                             763
================================================================================
HONG KONG (0.0%)
Hong Kong Electric Holdings Ltd.                             180               1
--------------------------------------------------------------------------------
ITALY (1.4%)
ENI S.p.A.                                                55,630             885
--------------------------------------------------------------------------------
JAPAN (9.1%)
Canon, Inc.                                               29,000           1,091
Daiwa Securities Group, Inc.                              72,000             319
Fuji Photo Film Co., Ltd.                                 24,000             782
Fuji Television Network, Inc.                                 43             173
Fujitsu Ltd.                                             123,000             351
Hitachi Ltd.                                              56,000             214
Mitsubishi Electric Corp.                             (a)110,000             254
Mitsubishi Estate Co., Ltd.                               50,000             381
Mitsui Sumitomo Insurance Co., Ltd.                       88,000             405
Nippon Telegraph & Telephone Corp.                           189             686
Sankyo Co., Ltd.                                          52,000             652
Sumitomo Electric Industries Ltd.                         40,000             259
--------------------------------------------------------------------------------
                                                                           5,567
================================================================================
NETHERLANDS (4.9%)
Akzo Nobel N.V.                                           17,570             558
Heineken N.V.                                             16,500             644
ING Groep N.V. CVA                                        40,392             685
Koninklijke (Royal) Philips Electronics N.V.              29,990             526
Royal Dutch Petroleum Co. (NY Shares)                     12,800             563
--------------------------------------------------------------------------------
                                                                           2,976
================================================================================
NORWAY (0.8%)
Statoil ASA                                               57,800             488
--------------------------------------------------------------------------------
SINGAPORE (0.6%)
United Overseas Bank Ltd.                                 57,000             388
--------------------------------------------------------------------------------
SOUTH KOREA (0.7%)
Samsung Electronics Co., Ltd. GDR (Registered)             3,300             440
--------------------------------------------------------------------------------
SPAIN (0.6%)
Telefonica S.A.                                           39,712             356
--------------------------------------------------------------------------------
SWEDEN (1.2%)
Nordea AB                                                163,100             722
--------------------------------------------------------------------------------
SWITZERLAND (7.5%)
Cie de Saint-Gobain                                       23,880       $     446
Converium Holding AG                                   (a)17,996             873
Credit Suisse Group                                    (a)14,645             318
Holcim Ltd., Class B                                       2,156             392
Nestle S.A. (Registered)                                   6,800           1,442
Syngenta AG                                                8,916             517
UBS AG (Registered)                                     (a)7,185             349
Zurich Financial Services AG                               2,491             232
--------------------------------------------------------------------------------
                                                                           4,569
================================================================================
UNITED KINGDOM (17.5%)
Allied Domecq plc                                        189,210           1,210
Aviva plc                                                 51,054             364
BAA plc                                                   41,100             334
BAE Systems plc                                          357,925             715
Cadbury Schweppes plc                                    186,013           1,159
Diageo plc                                                53,916             586
GlaxoSmithKline plc                                       53,316           1,024
Hays plc                                                 150,340             225
Imperial Tobacco Group plc                                39,694             674
Lloyds TSB Group plc                                     102,645             737
Prudential plc                                            38,762             274
Reed Elsevier plc                                        118,050           1,011
Rolls-Royce plc                                          150,700             260
Sainsbury (J) plc                                         93,718             421
Vodafone Group plc                                       509,300             929
WPP Group plc                                            102,500             783
--------------------------------------------------------------------------------
                                                                          10,706
================================================================================
UNITED STATES (41.5%)
Albertson's, Inc.                                         31,222             695
Alcoa, Inc.                                               42,240             962
AT&T Wireless Services, Inc.                           (a)40,800             231
BJ's Wholesale Club, Inc.                              (a)29,940             548
Boeing Co. (The)                                           6,700             221
Boise Cascade Corp.                                       26,140             659
Bristol-Myers Squibb Co.                                  24,800             574
Cadiz, Inc.                                            (a)67,540              37
ChevronTexaco Corp.                                        4,200             279
Deere & Co.                                               12,920             592
Delphi Corp.                                              27,100             218
Exelon Corp.                                               6,350             335
First Data Corp.                                           8,700             308
Gap, Inc. (The)                                            8,300             129
General Dynamics Corp.                                     5,610             445
Georgia-Pacific Group                                     20,073             324
Hewlett-Packard Co.                                       28,100             488
International Business Machines Corp.                     16,594           1,286
Interpublic Group of Companies, Inc.                      23,500             331
JP Morgan Chase & Co.                                     35,340             848
Kimberly-Clark Corp.                                      17,650             838
Kroger Co.                                             (a)25,200             389
Loews Corp.-Carolina Group                                15,500             314
MBIA, Inc.                                                17,100             750
McDonald's Corp.                                          35,330             568
McGraw-Hill Cos., Inc. (The)                              15,600             943

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Global Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
Mellon Financial Corp.                                    28,270       $     738
Merrill Lynch & Co., Inc.                                 18,200             691
Metlife, Inc.                                             23,300             630
Motorola, Inc.                                           104,200             901
NCR Corp.                                              (a)21,300             506
New York Times Co., Class A                                7,670             351
Northrop Grumman Corp.                                     9,035             876
Philip Morris Cos., Inc.                                  32,150           1,303
Principal Financial Group, Inc.                           19,300             582
Prudential Financial, Inc.                                16,000             508
Sabre Holdings Corp.                                    (a)7,600             138
SBC Communications, Inc.                                  27,900             756
Sears, Roebuck & Co.                                      10,430             250
St. Paul Cos., Inc. (The)                                 20,300             691
Travelers Property Casualty Corp. Class A              (a)47,520             696
Tupperware Corp.                                          17,010             257
Verizon Communications, Inc.                              21,531             834
Wells Fargo & Co.                                          4,000             188
Wyeth                                                     31,860           1,192
--------------------------------------------------------------------------------
                                                                          25,400
================================================================================
  TOTAL COMMON STOCKS (COST $70,284)                                      59,606
================================================================================
PREFERRED STOCKS (1.2%)
ITALY (0.7%)
Telecom Italia S.p.A. (RNC)                               89,583             452
--------------------------------------------------------------------------------
UNITED STATES (0.5%)
Ford Motor Co., Capital Trust II                        (a)6,600             270
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $811)                                         722
================================================================================
  TOTAL FOREIGN SECURITIES (98.6%) (COST $71,095)                         60,328
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.2%)
REPURCHASE AGREEMENT (1.2%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $734)               $  (f)734             734
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Canadian Dollar                                 CAD            2               1
Euro                                            EUR           20              21
Japanese Yen                                    JPY        1,388              12
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $34)                                           34
================================================================================

                                                           VALUE           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $71,863)                                $ 61,096
================================================================================
OTHER ASSETS (0.5%)
  Cash                                                   $     1
  Foreign Withholding Tax Reclaim Receivable                 148
  Dividends Receivable                                       107
  Receivable for Portfolio Shares Sold                        66
  Receivable for Investments Sold                              5
  Other                                                        5             332
--------------------------------------------------------------------------------
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable                          (117)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                       (50)
  Payable for Investments Purchased                          (23)
  Directors' Fees and Expenses Payable                       (16)
  Distribution Fees, Class B                                 (15)
  Payable for Portfolio Shares Redeemed                      (14)
  Administrative Fees Payable                                (11)
  Custodian Fees Payable                                      (7)
  Other Liabilities                                          (12)           (265)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 61,163
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $ 76,151
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (38)
Accumulated Net Realized Gain (Loss)                                      (4,161)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                      (10,789)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 61,163
================================================================================
CLASS A:

NET ASSETS                                                              $ 34,297
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,753,209 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  12.46
================================================================================
CLASS B:

NET ASSETS                                                              $ 26,866
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,175,313 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  12.35
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
GDR -- Global Depositary Receipts
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Global Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                       NET
      TO                                  EXCHANGE               UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR         VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)        (000)       (000)
------------------------------------------------------------------------------
EUR         20    $   21     1/3/03      US$    21      $   21      $@--
JPY    300,000     2,533    3/20/03      US$ 2,483       2,483       (50)
SGD          8         5     1/3/03      US$     5           5       @--
US$          9         9     1/2/03      GBP     5           9       @--
US$         13        13     1/3/03      GBP     8          13       @--
                  ------                                ------      ----
                  $2,581                                $2,531      $(50)
                  ======                                ======      ====

GBP - British Pound
SGD - Singapore Dollar

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                               PERCENT
                                                      VALUE     OF NET
INDUSTRY                                               (000)    ASSETS
-----------------------------------------------------------------------
Aerospace & Defense                                 $  2,517       4.1%
Banks                                                  4,384       7.2
Beverages                                              2,942       4.8
Building Products                                        580       1.0
Chemicals                                              1,597       2.6
Commercial Services & Supplies                           670       1.1
Communications Equipment                                 901       1.5
Computers & Peripherals                                2,125       3.5
Construction Materials                                 1,060       1.7
Diversified Financial                                  3,124       5.1
Diversified Telecommunication Services                 3,085       5.0
Food & Drug Retailing                                  1,505       2.5
Food Products                                          3,814       6.2
Household Durables                                       782       1.3
Household Products                                       838       1.4
Insurance                                              6,017       9.8
Leisure Equipment & Products                             782       1.3
Machinery                                                592       1.0
Media                                                  3,592       5.9
Metals & Mining                                          962       1.6
Multiline Retail                                         798       1.3
Office Electronics                                     1,091       1.8
Oil & Gas                                              2,843       4.7
Paper & Forest Products                                  984       1.6
Pharmaceuticals                                        4,936       8.1
Tobacco                                                2,292       3.7
Wireless Telecommunication Services                    1,159       1.9
Other                                                  4,356       6.9
-----------------------------------------------------------------------
                                                    $ 60,328      98.6%
=======================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          31.5%
JAPAN                   21.1%
NETHERLANDS             10.3%
FRANCE                   8.7%
SWITZERLAND              8.4%
OTHER                   20.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**  INVESTMENT

        INTERNATIONAL EQUITY PORTFOLIO-CLASS A      MSCI EAFE INDEX
1992                                    500000               500000
1993                                    732575               662750
1994                                    823330               714378
1995                                    920071               794460
1996                                   1100773               842525
1997                                   1253891               857522
1998                                   1483353              1028992
1999                                   1734188              1306408
2000                                   1895294              1121238
2001                                   1710617               880800
2002                                   1642090               740437

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                  TOTAL RETURNS(2)
                           ----------------------------------------------------------
                                                          AVERAGE ANNUAL
                                            -----------------------------------------
                                  ONE           FIVE              TEN          SINCE
                                 YEAR          YEARS            YEARS      INCEPTION
-------------------------------------------------------------------------------------
Portfolio - Class A(3)          (4.02)%         5.54%           12.63%          9.67%
Portfolio - Class B(4)          (4.25)          5.33              N/A           8.29
Index - Class A                (15.94)         (2.89)            4.00           1.28
Index - Class B                (15.94)         (2.89)             N/A          (1.01)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on August 4, 1989
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non- U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -4.02% for the Class A shares and -4.25% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The October/November rally in global equity markets fizzled out in December as investors took an unseasonably sober view of the geo-political and economic risks that lie ahead in 2003 thus closing the year in negative territory for the third successive year. The European markets suffered steep declines in local currency terms, with the falling U.S. dollar giving some benefit to U.S. investors. Despite its well-documented problems and the market falling to a 19 year low, Japan actually fared relatively better than the European markets. All major markets and sectors had negative returns; consumer staples, materials and energy defended best, while information technology and telecommunications had the worst results.

Over the course of the year, despite being interrupted by two attempted rallies in technology and telecommunications, the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Equity Portfolio (cont'd)

Portfolio benefited from its defensive positioning. Our consumer staples and utilities holdings all provided positive absolute returns, and together accounted for over 40% of the relative outperformance. The underweight position and cautious stock selection in financials also paid off in the later stages of the year, as deteriorating asset quality finally began to flow through to increase provisioning. Outright avoidance of most of the disasters in the technology, consumer discretionary, and telecommunications sectors also resulted in strong relative outperformance. The materials sector was the only negative contributor. In all, stock selection accounted for 76% of the relative outperformance over the year with sector allocation accounting for the remainder.

MARKET OUTLOOK

One cannot help but feel that after three punishing years of a bear market, the post-bubble hangover should have cleared, the negative news should be largely behind us and we should be able to see the first buds of recovery. Instead, it feels like a lot more trouble lies ahead. The gloom of Wall Street has not really spilled onto Main Street, the consumer and house price bubbles remain intact, many of the economic imbalances remain, and the laundry list of geo-political risks seems to be growing longer, not shorter. A weak U.S. dollar, particularly if it becomes official policy, does not bode well for economic growth in Europe or Japan as their export sectors have been the only cushion against moribund domestic demand.

Maybe the optimistic strategists will get it right this time and equity markets will end 2003 higher than where they closed in 2002. However, one suspects it will be anything but a smooth progression and there will be one or two more deep valleys to cross before we make it to the other side. In other words, the risks remain heavily skewed towards the downside. We therefore remain comfortable with the defensive bias of the Portfolio, particularly, our overweight in consumer staples and underweight financials.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.6%)
AUSTRALIA (1.9%)
Alumina Ltd.                                           1,083,000       $   2,978
BHP Billiton plc                                       5,097,380          27,236
Telstra Corp., Ltd.                                   19,815,784          49,037
WMC Resources Ltd.                                  (a)1,083,000           2,565
--------------------------------------------------------------------------------
                                                                          81,816
================================================================================
BELGIUM (0.6%)
Fortis                                                 1,414,282          24,739
--------------------------------------------------------------------------------
DENMARK (0.5%)
Danisco A/S                                              698,158          23,742
--------------------------------------------------------------------------------
FINLAND (1.0%)
Nokia Oyj                                              2,706,856          43,057
--------------------------------------------------------------------------------
FRANCE (8.7%)
Aventis S.A.                                           2,078,534         113,046
BNP Paribas S.A.                                         970,860          39,581
Cie de Saint-Gobain                                   (c)427,639          12,554
Groupe Danone                                         (c)656,369          88,350
Societe Generale, Class A                                799,799          46,606
Total Fina Elf S.A.                                      562,259          80,346
--------------------------------------------------------------------------------
                                                                         380,483
================================================================================
GERMANY (2.6%)
Deutsche Bank AG (Registered)                            183,900           8,476
Deutsche Telekom AG (Registered)                       2,061,595          26,451
E. On AG                                                 649,855          26,201
Muenchener Rueckversicherungs AG
  (Registered)                                           170,087          20,341
RWE AG                                                   542,448          13,954
Volkswagen AG                                         (c)563,895          20,426
--------------------------------------------------------------------------------
                                                                         115,849
================================================================================
HONG KONG (0.3%)
Hong Kong Land Holdings Ltd.                          10,972,306          15,142
--------------------------------------------------------------------------------
ITALY (1.6%)
ENI S.p.A.                                             4,415,235          70,232
--------------------------------------------------------------------------------
JAPAN (21.1%)
Asahi Kasei Corp.                                   (c)3,435,000           8,503
Asatsu-DK, Inc.                                       (c)465,500           8,250
Canon, Inc.                                         (c)1,286,000          48,400
Central Japan Railway Co.                               (c)5,434          33,811
Dai Nippon Printing Co., Ltd.                       (c)4,303,000          47,570
Daiwa Securities Group, Inc.                        (c)5,653,000          25,083
Fuji Photo Film Co., Ltd.                           (c)1,400,000          45,618
Fuji Television Network, Inc.                              8,667          34,881
Fujitsu Ltd.                                       (c)17,106,000          48,825
Japan Tobacco, Inc.                                        6,585          44,022
Lawson, Inc.                                          (c)728,800          17,550
Matsushita Electric Industrial Co., Ltd.            (c)2,243,000          22,096
Millea Holdings, Inc.                                (a)(c)5,798          41,690
Mitsubishi Estate Co., Ltd.                         (c)3,220,000          24,508
Mitsui Sumitomo Insurance Co., Ltd.                    4,397,000          20,213
Nippon Telegraph & Telephone Corp.                        14,021          50,880
Rohm Co., Ltd.                                        (c)219,900          27,976
Sankyo Co., Ltd.                                    (c)3,761,000          47,151
Sekisui House Ltd.                                     4,651,000          32,894
Shionogi & Co., Ltd.                                     867,000          12,249
Sumitomo Electric Industries Ltd.                      7,058,000       $  45,698
Tokyo Electric Power Co., Inc.                        (c)520,700           9,886
Tokyo Gas Co., Ltd.                                (c)11,079,200          34,701
Toppan Printing Co., Ltd.                           (c)3,026,000          22,752
Toyo Seikan Kaisha Ltd.                                2,119,000          25,245
Toyota Motor Corp.                                  (c)1,908,800          51,268
Yamanouchi Pharmaceutical Co., Ltd.                 (c)3,332,800          96,530
--------------------------------------------------------------------------------
                                                                         928,250
================================================================================
NETHERLANDS (10.3%)
ABN Amro Holding N.V.                                  1,805,450          29,534
Akzo Nobel N.V.                                        1,454,112          46,153
CSM N.V. CVA                                           1,126,502          23,632
Heineken N.V.                                            910,142          35,548
ING Groep N.V. CVA                                     1,065,520          18,057
Koninklijke (Royal) KPN N.V.                        (a)3,166,322          20,612
Koninklijke (Royal) Philips Electronics                2,683,453          47,052
N.V.
Royal Dutch Petroleum Co.                              3,122,983         137,553
Unilever N.V. CVA                                      1,570,633          96,554
--------------------------------------------------------------------------------
                                                                         454,695
================================================================================
NEW ZEALAND (0.5%)
Telecom Corp. of New Zealand Ltd.                      9,518,624          22,603
--------------------------------------------------------------------------------
PORTUGAL (0.3%)
Electricidade de Portugal S.A.                         7,034,238          11,743
--------------------------------------------------------------------------------
SINGAPORE (0.2%)
Jardine Strategic Holdings Ltd.                        2,867,656           7,485
--------------------------------------------------------------------------------
SOUTH KOREA (1.3%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                        (c)429,997          57,297
--------------------------------------------------------------------------------
SPAIN (0.8%)
Telefonica S.A.                                     (a)3,711,434          33,240
--------------------------------------------------------------------------------
SWEDEN (1.5%)
ForeningsSparbanken AB                                 2,082,779          24,712
Nordea AB                                              9,195,553          40,675
--------------------------------------------------------------------------------
                                                                          65,387
================================================================================
SWITZERLAND (7.9%)
Credit Suisse Group                                   (a)772,504          16,775
Holcim Ltd., Class B                                  (c)118,544          21,538
Nestle S.A. (Registered)                                 531,125         112,645
Novartis AG (Registered)                               2,351,966          85,890
Roche Holding AG                                         594,221          41,443
UBS AG (Registered)                                 (a)1,098,591          53,438
Zurich Financial Services AG                             172,502          16,108
--------------------------------------------------------------------------------
                                                                         347,837
================================================================================
UNITED KINGDOM (31.5%)
Allied Domecq plc                                      6,331,141          40,482
Aviva plc                                              3,727,897          26,598
BAA plc                                                2,738,811          22,232
BAE Systems plc                                       18,248,476          36,445
Barclays plc                                           8,611,166          53,396
BOC Group plc                                          2,766,031          39,560
BP plc                                                17,386,521         119,572
British American Tobacco plc                           6,188,676          61,848
Bunzl plc                                              3,778,043          23,123
Cadbury Schweppes plc                                 15,454,482          96,328

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
GlaxoSmithKline plc                                    7,474,664     $   143,501
GUS plc                                                5,376,027          49,960
Hays plc                                              29,098,137          43,468
HSBC Holdings plc                                      5,612,158          62,052
Imperial Tobacco Group plc                             3,754,643          63,798
Lloyds TSB Group plc                                   2,510,550          18,034
National Grid Transco plc                              7,282,759          53,546
Prudential plc                                         3,136,478          22,177
Reckitt Benckiser plc                                  1,045,403          20,289
Reed Elsevier plc                                     10,324,728          88,466
Rentokil Initial plc                                  17,221,658          61,022
RMC Group plc                                          1,296,900           7,666
Rolls-Royce plc                                        8,811,547          15,185
Sainsbury (J) plc                                      7,177,674          32,225
Vodafone Group plc                                    55,461,742         101,162
Wolseley plc                                           2,704,594          22,717
WPP Group plc                                          7,690,132          58,770
--------------------------------------------------------------------------------
                                                                       1,383,622
================================================================================
  TOTAL COMMON STOCKS (COST $4,363,875)                                4,067,219
================================================================================
PREFERRED STOCKS (1.8%)
ITALY (1.3%)
Telecom Italia S.p.A. (RNC)                        (c)11,168,842         56,406
--------------------------------------------------------------------------------
SWITZERLAND (0.5%)
Schindler Holding AG                                     120,300          23,468
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $70,035)                                   79,874
================================================================================
  TOTAL FOREIGN SECURITIES (94.4%)
    (COST $4,433,910)                                                  4,147,093
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.8%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (2.4%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                      $   19,651          19,651
Bank of Nova Scotia, NY, 2.51%, 2/4/03                    14,055          14,055
Bayrische Hypo-Und Vereinsbank,
  1.39%, 3/24/03                                           7,020           7,020
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                           2,808           2,808
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                           7,020           7,020
Credit Lyonnais, 1.39%, 1/27/03                           11,231          11,231
General Electric Co., 1.37%, 7/17/03                       9,825           9,825
Lehman Brothers, Inc., 1.35%, 1/2/03                      25,262          25,262
Lloyds Bank London plc, 2.36%, 2/24/03                     7,020           7,020
--------------------------------------------------------------------------------
                                                                         103,892
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (2.5%)
AIM S.T. Investment Co.                                8,985,117           8,985
CITI Institutional Liquid Reserve Fund                 9,827,472           9,827
Dreyfus Cash Management Plus Fund                      9,546,687           9,547
Evergreen Institutional Money Market Fund              8,985,117           8,985
Federated Prime Value Fund                             8,985,117           8,985
Harris Insight Money Market Fund                       9,827,472           9,827

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional                    8,985,117       $   8,985
Fund
Merrimac Cash Series Fund                              9,827,472           9,827
Nations Cash Reserve Fund                              9,827,472           9,827
One Group Institutional Prime
  Money Market Fund                                    8,985,117           8,985
Reserve Primary Money Market Fund                      9,827,472           9,827
TempCash Money Market Fund                             7,019,623           7,020
--------------------------------------------------------------------------------
                                                                         110,627
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
Repurchase Agreement (3.9%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $ (f)172,233         172,233
---------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $386,752)                            386,752
=================================================================================
Foreign Currency (0.0%)
British Pound (COST $4)                         GBP            2               4
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%) (COST $4,820,666)                           4,533,849
=================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
Other Assets (2.6%)
  Receivable for Portfolio Shares Sold                $   92,096
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                           10,755
  Dividends Receivable                                     5,049
  Foreign Withholding Tax Reclaim
    Receivable                                             4,558
  Interest Receivable                                        120
  Receivable for Investments Sold                             33
  Other                                                      123         112,734
--------------------------------------------------------------------------------
LIABILITIES (-5.8%)
  Collateral on Securities Loaned                       (214,519)
  Payable for Portfolio Shares Redeemed                  (24,198)
  Investment Advisory Fees Payable                        (8,406)
  Bank Overdraft Payable                                  (4,142)
  Administrative Fees Payable                               (616)
  Payable for Investments Purchased                         (543)
  Directors' Fees and Expenses Payable                      (360)
  Custodian Fees Payable                                    (234)
  Distribution Fees, Class B                                (218)
  Other Liabilities                                         (270)       (253,506)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $  4,393,077
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $  4,765,812
Undistributed (Distributions in Excess of)
  Net Investment Income                                                  (13,902)
Accumulated Net Realized Gain (Loss)                                     (83,489)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                         (275,344)
--------------------------------------------------------------------------------
NET ASSETS                                                          $  4,393,077
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                           $ 3,953,655
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 270,735,511 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     14.60
================================================================================
CLASS B:

NET ASSETS                                                           $   439,422
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 30,235,227 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     14.53
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500.
CVA -- Certificaten Van Aandelen
GDR -- Global Depositary Receipts
RNC -- Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                      IN                              NET
     TO                                       EXCHANGE                       UNREALIZED
   DELIVER          VALUE      SETTLEMENT        FOR            VALUE        GAIN/(LOSS)
    (000)           (000)          DATE         (000)           (000)           (000)
-----------------------------------------------------------------------------------------
GBP     108,000    $173,470      2/10/03      EUR 168,321      $176,440        $ 2,970
JPY  25,400,000     214,201      2/14/03      EUR 211,803       221,986          7,785
US$         543         543      1/3/03       GBP     337           543            @--
                   --------                                    --------        -------
                   $388,214                                    $398,969        $10,755
                   ========                                    ========        =======

EUR - Euro
JPY - Japanese Yen

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                       $    51,630       1.2%
Automobiles                                                    71,694       1.6
Banks                                                         393,281       9.0
Beverages                                                      76,030       1.7
Chemicals                                                      94,217       2.2
Commercial Services & Supplies                                197,933       4.5
Communications Equipment                                       43,057       1.0
Computers & Peripherals                                        48,825       1.1
Diversified Financials                                         75,363       1.7
Diversified Telecommunication Services                        259,229       5.9
Electric Utilities                                            101,376       2.3
Electrical Equipment                                           45,698       1.0
Food & Drug Retailing                                          49,774       1.1
Food Products                                                 441,251      10.0
Household Durables                                            102,042       2.3
Insurance                                                     147,126       3.4
Internet & Catalog Retail                                      49,960       1.1
Leisure Equipment & Products                                   45,618       1.0
Media                                                         190,368       4.3
Office Electronics                                             48,400       1.1
Oil & Gas                                                     407,703       9.3
Pharmaceuticals                                               539,810      12.3
Semiconductor Equipment & Products                             85,273       1.9
Tobacco                                                       169,668       3.9
Wireless Telecommunication Services                           101,162       2.3
Other                                                         310,605       7.2
--------------------------------------------------------------------------------
                                                          $ 4,147,093      94.4%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Magnum Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

UNITED KINGDOM          25.7%
JAPAN                   19.4%
SWITZERLAND             10.5%
FRANCE                   9.4%
NETHERLANDS              5.1%
OTHER                   29.9%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

             INTERNATIONAL MAGNUM      INTERNATIONAL MAGNUM
                PORTFOLIO-CLASS A         PORTFOLIO-CLASS B       MSCI EAFE INDEX
*                          500000                    100000                500000
1996                       541250                    107900                526300
1997                       576864                    114730                535668
1998                       619148                    122910                642802
1999                       773130                    153121                816101
2000                       691951                    136569                700459
2001                       562487                    110798                550281
2002                       487339                     95851                462566

 * Commenced operations on March 15, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 2002 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $92,513.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (13.36)%        (3.32)%         (0.38)%
Portfolio - Class B(3)          (13.49)         (3.53)          (0.62)
Index                           (15.94)         (2.89)          (0.98)

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 15, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non- U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -13.36% for the Class A shares and -13.49% for the Class B shares compared to -15.94% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

This past year was the third consecutive year of negative returns for equity markets. Nearly every market in the Index saw double-digit declines, over the course of the year, as investors worried about the state of the global economy as well as revelations of corporate malfeasance and bankruptcies, which dominated the headlines. Aside from an end of year fourth quarter cyclical rally, defensive sectors again proved to be relative safe havens for most of the year. Household & personal products (+9.0% USD) and food, beverage & tobacco (+5.1% USD) were the sole positive performers within the Index for the year. Telecommunication, media and technology stocks were again the laggards, followed closely by insurance companies, which fell on ongoing concerns about their solvency levels. For the year, information technology stocks were the clear losers (-39.1% USD), followed closely by

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Magnum Portfolio (cont'd)

insurance (-38.4% USD), media (-32.1% USD) and telecommunication services (-22.9% USD).

International markets outperformed those of the U.S. during the year, with the S&P 500 Index return of -22.1%. The severe market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity cast a cloud over risky assets and induced further flights to quality.

During most of the year, the Portfolio was positioned defensively in order to minimize losses incurred from the volatility of the markets. We began the year with an underweighting to Europe and Pacific ex-Japan and a neutral positioning in Japan. By mid-year, we had increased the Portfolio's exposure to Japan to be overweight relative to the Index as that market had among the most attractive valuations within the EAFE universe. At the start of the fourth quarter, we realigned the Portfolio to incorporate our more bullish outlook for the cyclically sensitive sectors. At this time, we scaled back the Portfolio's exposure to Japan, which had enjoyed substantial appreciation over the course of the year. Assets were redeployed to Europe, with the focus on cyclical sectors and companies that we felt were attractively valued. At year end, the Portfolio was approximately market weight in Europe, slightly underweight to Japan and Pacific ex-Japan, and maintained a small cash position. The Portfolio's allocation posture over the course of the year contributed to the overall return. Adding exposure to Japan, during the first part of the year, contributed to overall returns as Japan was the top performing EAFE region for the year. Likewise, adding to Europe while scaling back from Japan during the fourth quarter benefited the Portfolio as Europe gained steam and outperformed all EAFE regions during the end of the year, while Japan was the relative underperformer. Stock selection proved to be the main contributor to outperformance over the course of the year. Specifically, remaining underweight to European information technology companies was the single largest contributor to performance. Likewise, an overweight to and stock selection within European consumer staples, stock selection in European financials and information technology companies, and stock selection in Japanese consumer discretionary, materials and industrial companies added to returns.

MARKET OUTLOOK

A positive fourth quarter was a welcome relief from what has been a difficult year for equity investors. The global economic outlook, however, remains mixed. Japan's economic policy makers remain lethargic and are showing few signs of true stimulus or reform, while within Europe, the German economy continues to weaken and there remains the possibility of a housing price bubble bursting in the U.K. However, a stimulative monetary policy spearheaded by the U.S. Federal Reserve shows commitment to avoiding global deflation and the Bush administration's economic stimulus plans should bolster both U.S. and global growth. We continue to believe that a cyclical recovery will gain steam in 2003. Investor fears of global deflation and a possible "triple-dip" are overrated and valuations, especially in the telecommunications and pharmaceuticals sectors are very compelling. Finally, international investments for U.S. dollar-based investors may benefit in the coming months from a likely appreciation of non-U.S. currencies relative to the dollar.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (88.5%)
AUSTRALIA (2.2%)
Australia & New Zealand Banking Group Ltd.                10,500      $      102
BHP Billiton Ltd.                                         37,889             216
Commonwealth Bank of Australia                            10,450             158
Foster's Group Ltd.                                       51,900             131
MIM Holdings Ltd.                                        216,100             183
National Australia Bank Ltd.                              10,380             185
News Corp., Ltd.                                          31,300             202
Qantas Airways Ltd.                                       48,600             105
Rio Tinto Ltd.                                            10,650             203
Westpac Banking Corp.                                     18,050             139
--------------------------------------------------------------------------------
                                                                           1,624
================================================================================
BELGIUM (1.1%)
Fortis                                                    28,333             496
Solvay S.A                                                 4,991             344
--------------------------------------------------------------------------------
                                                                             840
================================================================================
DENMARK (0.4%)
Danisco A/S                                                4,367             148
Danske Bank A/S                                           10,200             169
--------------------------------------------------------------------------------
                                                                             317
================================================================================
FINLAND (2.1%)
Nokia Oyj                                                 50,287             800
Sampo Oyj, Class A                                        61,924             472
Stora Enso Oyj, Class R                                   31,390             331
--------------------------------------------------------------------------------
                                                                           1,603
================================================================================
FRANCE (9.4%)
Alcatel S.A., Class A                                  (c)40,100             176
Aventis S.A                                               27,509           1,496
BNP Paribas S.A                                           19,982             815
Cie de Saint-Gobain                                       16,516             485
Groupe Danone                                              3,812             513
JC Decaux S.A                                             (a)220               3
L'Oreal S.A                                                1,525             116
LVMH Moet Hennessy Louis Vuitton S.A                       3,054             125
Neopost S.A                                             (a)4,543             146
Sanofi-Synthelabo S.A                                      3,137             192
Schneider Electric S.A                                    10,871             515
Societe Generale, Class A                                  6,790             396
TotalFinaElf S.A                                          13,130           1,876
Unibail                                                    2,387             170
--------------------------------------------------------------------------------
                                                                           7,024
================================================================================
GERMANY (2.2%)
Deutsche Bank AG (Registered)                              8,911             411
Deutsche Telekom AG (Registered)                          31,200             400
Muenchener Rueckversicherungs AG
  (Registered)                                             2,482             297
Schering AG                                                1,740              76
Siemens AG (Registered)                                    7,694             327
Volkswagen AG                                              4,241             154
--------------------------------------------------------------------------------
                                                                           1,665
================================================================================
HONG KONG (2.1%)
Cathay Pacific Airways Ltd.                               58,000              79
Cheung Kong Holdings Ltd.                                 22,900             149
China Mobile Ltd.                                      (a)44,200      $      105
Esprit Holdings Ltd.                                      61,800             104
Henderson Land Development Co., Ltd.                      56,000             168
Hutchison Whampoa Ltd.                                    35,640             223
Johnson Electric Holdings Ltd.                           201,000             221
Li & Fung Ltd.                                           133,000             126
SmarTone Telecommunications Holdings Ltd.             (c)137,500             154
Sun Hung Kai Properties Ltd.                              27,500             163
Television Broadcasts Ltd.                                28,000              88
--------------------------------------------------------------------------------
                                                                           1,580
================================================================================
ITALY (2.6%)
ENI S.p.A                                                 24,498            390
Mediaset S.p.A                                            17,482            133
Parmalat Finanziaria S.p.A                             (c)61,791            147
Snam Rete Gas S.p.A                                      129,764            443
Telecom Italia Mobile S.p.A                               62,734            286
Telecom Italia S.p.A                                   (c)22,355            170
UniCredito Italiano S.p.A                                 92,130            369
-------------------------------------------------------------------------------
                                                                          1,938
===============================================================================
JAPAN (19.4%)
Amada Co., Ltd.                                           50,000             136
Canon, Inc.                                               13,000             489
Casio Computer Co., Ltd.                                  41,000             228
Dai Nippon Printing Co., Ltd.                             22,000             243
Daicel Chemical Industries Ltd.                           75,000             212
Daifuku Co., Ltd.                                         58,000             174
Daikin Industries Ltd.                                    24,000             380
Denki Kagaku Kogyo Kabushiki Kaisha                    (c)79,000             172
East Japan Railway Co.                                        73             362
FamilyMart Co., Ltd.                                   (c)13,300             260
Fuji Machine Manufacturing Co., Ltd.                      13,300             125
Fuji Photo Film Co., Ltd.                                 14,000             456
Fujitec Co., Ltd.                                         22,000             114
Fujitsu Ltd.                                              53,000             151
Furukawa Electric Co., Ltd.                               38,000              80
Hitachi Capital Corp.                                  (c)24,700             296
Hitachi High-Technologies Corp.                         (c)7,000              87
Hitachi Ltd.                                              60,000             230
House Foods Corp.                                         13,000             123
Kaneka Corp.                                              49,000             262
Kurita Water Industries Ltd.                              24,000             242
Kyocera Corp.                                              5,100             297
Kyudenko Corp.                                            17,000              63
Lintec Corp.                                              18,000             141
Matsushita Electric Industrial Co., Ltd.                  35,000             345
Minebea Co., Ltd.                                         46,000             160
Mitsubishi Chemical Corp.                              (a)77,000             154
Mitsubishi Corp.                                       (c)45,000             275
Mitsubishi Estate Co., Ltd.                               46,000             350
Mitsubishi Heavy Industries Ltd.                          94,000             230
Mitsubishi Logistics Corp.                                14,000              68
Mitsubishi Tokyo Financial Group, Inc.                         7              38
Mitsumi Electric Co., Ltd.                                19,000             173
Nagase & Co., Ltd.                                        14,000              63
NEC Corp.                                                 42,000             157

    The accompanying notes are an integral part of the financial st atements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Magnum Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Nifco, Inc.                                               20,000       $     217
Nintendo Co., Ltd.                                         3,900             364
Nippon Meat Packers, Inc.                              (c)18,000             180
Nippon Telegraph & Telephone Corp.                            96             348
Nissan Motor Co., Ltd.                                    69,000             538
Nissha Printing Co., Ltd.                                 17,000             107
Nisshinbo Industries, Inc.                                26,000              90
Obayashi Corp.                                         (c)68,000             151
Ono Pharmaceutical Co., Ltd.                              10,000             302
Ricoh Co., Ltd.                                           27,000             443
Rinnai Corp.                                               7,700             175
Rohm Co., Ltd.                                             1,500             191
Ryosan Co., Ltd.                                       (c)11,000             111
Sangetsu Co., Ltd.                                         1,000              16
Sanki Engineering Co., Ltd.                                6,000              29
Sankyo Co., Ltd.                                          24,000             301
Sanwa Shutter Corp.                                       50,000             135
Sekisui Chemical Co., Ltd.                             (c)43,000             111
Sekisui House Ltd.                                        33,000             233
Shin-Etsu Polymer Co., Ltd.                               31,000             130
Sony Corp.                                                 9,600             401
Suzuki Motor Corp.                                     (c)29,000             315
TDK Corp.                                                  6,400             258
Toho Co., Ltd.                                             8,000              77
Tokyo Electric Power Co., Inc.                            16,600             315
Toshiba Corp.                                         (a)105,000             329
Toyota Motor Corp.                                        17,300             465
Tsubakimoto Chain Co.                                  (c)72,000             170
Yamaha Corp.                                              25,000             231
Yamanouchi Pharmaceutical Co., Ltd.                       16,000             463
--------------------------------------------------------------------------------
                                                                          14,532
================================================================================
NETHERLANDS (5.1%)
Akzo Nobel N.V                                            15,160             481
Gucci Group N.V                                            1,024              94
Heineken N.V                                              15,658             612
ING Groep N.V. CVA                                        24,022             407
Koninklijke (Royal) KPN N.V                            (a)40,021             260
Koninklijke (Royal) Philips Electronics N.V               33,201             582
Royal Dutch Petroleum Co.                                 23,701           1,044
Unilever N.V. CVA                                          4,977             306
--------------------------------------------------------------------------------
                                                                           3,786
================================================================================
NORWAY (1.0%)
Gjensidige NOR ASA                                      (c)5,030             165
Statoil ASA                                               49,143             415
Telenor ASA                                               47,685             182
--------------------------------------------------------------------------------
                                                                             762
================================================================================
PORTUGAL (0.4%)
Brisa-Auto Estradas de Portugal S.A                       31,630             175
Portugal Telecom SGPS S.A. (Registered)                   22,029             152
--------------------------------------------------------------------------------
                                                                             327
================================================================================
SINGAPORE (1.6%)
CapitaLand Ltd.                                          114,000              73
City Developments Ltd.                                    34,000              82
DBS Group Holdings Ltd.                                   15,965             101
Neptune Orient Lines Ltd.                             (a)201,000       $     107
SembCorp Industries Ltd.                                 122,000              55
SembCorp Logistics Ltd.                                       58              52
Singapore Airlines Ltd.                                   31,000             182
United Overseas Bank Ltd.                                 22,416             152
Venture Corp., Ltd.                                       46,000             369
--------------------------------------------------------------------------------
                                                                           1,173
================================================================================
SPAIN (1.7%)
Amadeus Global Travel Distribution S.A.,                  90,936             375
Class A
Banco Popular Espanol                                   (c)2,294              94
Gas Natural SDG S.A                                        8,034             152
Telefonica S.A                                         (a)75,701             678
--------------------------------------------------------------------------------
                                                                           1,299
================================================================================
SWEDEN (1.0%)
Assa Abloy AB, Class B                                 (c)13,996             160
Nordea AB                                                 78,713             348
Securitas AB, Class B                                      8,506             102
Swedish Match AB                                          20,095             159
--------------------------------------------------------------------------------
                                                                             769
================================================================================
SWITZERLAND (10.5%)
Adecco S.A. (Registered)                                   3,063             120
Converium Holding AG                                    (a)7,853             381
Credit Suisse Group                                    (a)18,368             399
Holcim Ltd., Class B                                       2,808             510
Kaba Holdings AG, Class B (Registered)                       371              69
Nestle S.A. (Registered)                                   9,463           2,007
Novartis AG (Registered)                                  38,737           1,415
Roche Holding AG                                           8,754             610
Schindler Holding AG (Registered)                          1,677             316
Syngenta AG                                               11,682             677
UBS AG (Registered)                                    (a)23,462           1,141
Zurich Financial Services AG                               1,941             181
--------------------------------------------------------------------------------
                                                                           7,826
================================================================================
UNITED KINGDOM (25.7%)
Allied Domecq plc                                        124,584             797
Amvescap plc                                              27,985             179
AstraZeneca plc                                           32,628           1,167
Aviva plc                                                 63,601             454
BAE Systems plc                                          133,281             266
Barclays plc                                             119,031             738
BOC Group plc                                             22,061             316
BP plc                                                   124,664             857
British American Tobacco plc                              60,695             607
Cadbury Schweppes plc                                     79,803             497
Compass Group plc                                         40,460             215
Diageo plc                                                37,703             410
GlaxoSmithKline plc                                      131,524           2,525
GUS plc                                                   19,219             179
Hays plc                                                 407,237             608
HMV Group plc                                          (a)44,392              85
HSBC Holdings plc                                         78,237             865
Invensys plc                                             669,946             569
Lloyds TSB Group plc                                      85,678             615
National Grid Transco plc                                 25,185             185
Reed Elsevier plc                                        101,284             868

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Magnum Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Rentokil Initial plc                                     245,650        $    870
Rolls-Royce plc                                          190,214             328
Sainsbury (J) plc                                         49,198             221
Shell Transport & Trading Co. plc                        227,697           1,500
Smiths Group plc                                          29,665             332
Vodafone Group plc                                     1,183,765           2,159
William Hill plc                                          62,800             230
WPP Group plc                                             78,517             600
--------------------------------------------------------------------------------
                                                                          19,242
================================================================================
  TOTAL COMMON STOCKS (COST $78,958)                                      66,307
================================================================================
PREFERRED STOCK (0.6)
ITALY (0.6%)
Telecom Italia S.p.A. (RNC) (COST $448)                (c)87,210             441
--------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (89.1%) (COST $79,406)                         66,748
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.6%)
Banco Bilbao Viz Argentaria, NY, 1.36%, 4/24/03            $ 235             235
Bank of Nova Scotia, NY, 2.51%, 2/4/03                       168             168
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03                84              84
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                              37              37
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                              84              84
Credit Lyonnais, 1.39%, 1/27/03                              135             135
General Electric Co., 1.37%, 7/17/03                         118             118
Lehman Brothers, Inc., 1.35%, 1/2/03                         303             303
Lloyds Bank London plc, 2.36%, 2/24/03                        84              84
--------------------------------------------------------------------------------
                                                                           1,248
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.8%)
AIM S.T. Investment Co.                                  107,668             107
CITI Institutional Liquid Reserve Fund                   117,762             118
Dreyfus Cash Management Plus Fund                        114,397             114
Evergreen Institutional Money Market Fund                107,668             107
Federated Prime Value Fund                               107,668             107
Harris Insight Money Market Fund                         117,762             118
Merrill Lynch Premier Institutional Fund                 107,668             107
Merrimac Cash Series Fund                                117,762             118
Nations Cash Reserve Fund                                117,762             118
One Group Institutional Prime Money Market Fund          107,668             107
Reserve Primary Money Market Fund                        117,762             118
TempCash Money Market Fund                                84,115              84
--------------------------------------------------------------------------------
                                                                           1,323
================================================================================

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.1%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                         $  (f)6,808       $  6,808
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,379)                                 9,379
================================================================================
Foreign Currency (0.2%)
Australian Dollar                               AUD           24              13
British Pound                                   GBP           60              97
Japanese Yen                                    JPY        5,172              44
Norwegian Krone                                 NOK            1             @--
Singapore Dollar                                SGD            1               1
Swedish Krona                                   SEK           35               4
Swiss Franc                                     CHF            2               1
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $159)                                         160
================================================================================
TOTAL INVESTMENTS (101.8%) (COST $88,944)                                 76,287
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.2%)
  Receivable Due From Broker                          $    1,051
  Dividends Receivable                                       280
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                       248
  Receivable for Investments Sold                             49
  Receivable for Portfolio Shares Sold                        47
  Other                                                        3           1,678
--------------------------------------------------------------------------------
LIABILITIES (-4.0%)
  Collateral on Securities Loaned                         (2,571)
  Payable for Portfolio Shares Redeemed                     (192)
  Investment Advisory Fees Payable                          (104)
  Payable for Investments Purchased                          (53)
  Bank Overdraft Payable                                     (36)
  Custodian Fees Payable                                     (26)
  Directors' Fees and Expenses Payable                       (18)
  Administrative Fees Payable                                (17)
  Distribution Fees, Class B                                  (5)
  Other Liabilities                                          (24)         (3,046)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 74,919
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $107,424
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           22
Accumulated Net Realized Gain (Loss)                                     (20,135)
Unrealized Appreciation (Depreciation) on Investments,
  Futures and Foreign Currency Translations                              (12,392)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 74,919
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Magnum Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                            $   68,275
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 8,486,820 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $     8.04
--------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                            $    6,644
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 826,717 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $     8.04
--------------------------------------------------------------------------------

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                  IN                        NET
    TO                                   EXCHANGE                  UNREALIZED
  DELIVER         VALUE     SETTLEMENT      FOR          VALUE     GAIN/(LOSS)
   (000)          (000)       DATE         (000)         (000)       (000)
--------------------------------------------------------------------------------
AUD      86      $    48      1/2/03   US$       48     $    48       $@--
CHF       1            1      1/3/03   US$        1           1        @--
GBP   1,383        2,216     3/13/03   US$    2,198       2,198        (18)
US$   2,125        2,125     3/13/03   EUR    2,112       2,211         86
US$     752          752     3/13/03   EUR      744         779         27
US$   3,513        3,513     3/13/03   GBP    2,246       3,600         87
US$   1,480        1,480     3/13/03   GBP      946       1,515         35
US$     446          446     3/13/03   JPY   54,865         463         17
US$     419          419     3/13/03   JPY   51,300         433         14
US$      19           19      1/2/03   SGD       34          19        @--
US$      34           34      1/3/03   SGD       58          34        @--
                 -------                                -------       ----
                 $11,053                                $11,301       $248
                 =======                                =======       ====

EUR - Euro

FUTURES CONTRACTS:

     The Portfolio had the following futures contract(s) open at period end:

                                                                        NET
                             NUMBER           NOTIONAL               UNREALIZED
                               OF              VALUE     EXPIRATION     LOSS
                            CONTRACTS          (000)        DATE        (000)
--------------------------------------------------------------------------------
        LONG:
    HANG SENG Index
    (Hong Kong)                     6       US$    357      Jan-03       $(12)
 EURO STOXX 50 Index
      (Italy)                     118            2,967      Mar-03        (55)
    FTSE 100 Index
   (United Kingdom)                41            2,583      Mar-03         61
     TOPIX Index
      (Japan)                      12              843      Mar-03        (21)
                                                                         -----
                                                                         $(27)
                                                                         =====

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                        PERCENT
                                                           VALUE         OF NET
INDUSTRY                                                   (000)         ASSETS
--------------------------------------------------------------------------------
Automobiles                                             $  1,471            2.0%
Banks                                                      7,400            9.9
Beverages                                                  1,949            2.6
Building Products                                          1,160            1.6
Chemicals                                                  3,106            4.2
Commercial Services & Supplies                             2,495            3.3
Communications Equipment                                     976            1.3
Computers & Peripherals                                      810            1.1
Diversified Financials                                     1,378            1.8
Diversified Telecommunication Services                     2,631            3.5
Electrical Equipment                                         815            1.1
Electronic Equipment & Instruments                         1,350            1.8
Food Products                                              3,922            5.2
Household Durables                                         2,457            3.3
Industrial Conglomerates                                     938            1.3
Insurance                                                  1,784            2.4
Machinery                                                  2,236            3.0
Media                                                      1,970            2.6
Office Electronics                                         1,078            1.4
Oil & Gas                                                  6,082            8.1
Pharmaceuticals                                            8,547           11.4
Real Estate                                                1,155            1.5
Tobacco                                                      765            1.0
Wireless Telecommunication Services                        2,704            3.6
Other                                                      7,569           10.1
--------------------------------------------------------------------------------
                                                        $ 66,748           89.1%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

International Small Cap Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

JAPAN           30.9%
UNITED KINGDOM  12.3%
FRANCE           6.0%
SWEDEN           5.5%
SWITZERLAND      5.3%
OTHER           40.0%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          INTERNATIONAL SMALL          MSCI EAFE SMALL
                CAP PORTFOLIO   CAP TOTAL RETURN INDEX   MSCI EAFE SMALL CAP INDEX
1992*                  500000                   500000                      500000
1993                   726700                   685950                      685950
1994                   764852                   742952                      742952
1995                   784738                   727944                      727945
1996                   916181                   726925                      726926
1997                   912847                   547811                      547811
1998                   950456                   577612                      577612
1999                  1324365                   679676                      679676
2000                  1284858                   616942                      616942
2001                  1209257                   528781                      528755
2002                  1173855                   487430                      478124

 * Commenced operations on December 15, 1992
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP TOTAL RETURN INDEX (1) AND THE MSCI EAFE SMALL CAP INDEX (2)

                                                                    TOTAL RETURNS(3)
                                            ---------------------------------------------------------
                                                                           AVERAGE ANNUAL
                                                          -------------------------------------------
                                                  ONE           FIVE             TEN           SINCE
                                                 YEAR          YEARS           YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------
Portfolio(4)                                    (2.99)%         5.17%           8.90%           8.96%
MSCI EAFE Small Cap Total Return Index          (7.82)         (2.69)          (0.45)          (0.44)
MSCI EAFE Small Cap Index                       (9.58)         (2.69)          (0.45)          (0.44)

(1) The Portfolio's performance will be compared with the MSCI EAFE Small Cap Total Return Index, which more accurately reflects the Portfolio's investable universe. This index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments.
(2) As of December 31, 2002, the Portfolio's performance is compared with the MSCI EAFE Small Cap Index. This index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on December 15, 1992

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2002, the Portfolio had a total return of -2.99% compared to -9.58% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index").

MARKET REVIEW

While 2002 proved to be another challenging year for equity markets, international small caps continued their relative outperformance against international large caps. Small cap markets rose at the onset of 2002 when economic recovery showed more positive signs with continued high consumer confidence levels and higher demand in Europe and Asia.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

International Small Cap Portfolio (cont'd)

However, the continued deluge of corporate scandals, lower corporate earnings and rising geo-political events led markets into negative territory in the last half of 2002 and the Index closed down 9.6%. Stock selection in industrials, the Portfolio's largest allocation, as well as stock selection in and underweight to information technology, were key contributors. In general, holdings within the industrials sector rose on news of a more positive economic environment. In addition, several companies in the sector were subject to takeover activity. The Portfolio's strong performance in information technology was led by its holding in the world's second largest franking machine company, which has experienced consistent revenue growth. In addition, holdings in several Japanese technology companies rebounded on positive news from an increase in capital expenditure.

Stock selection in financials proved to be the largest detractor for the year. The Portfolio is underweight in both banks and European real estate, as we believe that the valuation levels and prospects for these industries are not appealing in the current economic environment However, the Portfolio's positions in a Japanese consumer finance company and two Japanese real estate companies declined on sector weakness. The Portfolio's stock selection in healthcare was also a detractor in 2002, as the sector has suffered from a more cautious outlook on growth and some specific issues associated with some of the holdings.

Portfolio activity reflected the opportunities to reduce the Portfolio's weighting in some of the stronger performing consumer staples positions and other areas where the fundamental story has weakened and the prospects of the companies have dimmed. The Portfolio's Japanese weighting gradually increased over the year as the depressed Japanese market continued to provide opportunities to find companies with strong franchises and sound balance sheets at appealing valuations.

MARKET OUTLOOK

The year ahead looks to be as challenging as 2002 with poor consumer and corporate confidence in Europe, weak economic growth, rising consumer debt and increasing tax burdens. We will remain focused on our investment philosophy and process, as we believe the current level of uncertainty does create some opportunities. While in the immediate future we are somewhat careful on the relative performance of small caps versus large caps, in light of the significant de-rating of large cap companies over the last two years, over the longer term it is our opinion that small caps continue to offer significant rewards.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Small Cap Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
AUSTRALIA (4.0%)
BHP Steel Ltd.                                      (a)3,426,200       $   6,210
John Fairfax Holdings Ltd.                             2,882,200           5,208
Neverfail Springwater Ltd.                             3,846,086           4,619
Ramsay Health Care Ltd.                                  798,552           1,595
--------------------------------------------------------------------------------
                                                                          17,632
================================================================================
BELGIUM (1.3%)
Omega Pharma S.A                                         192,115           5,511
--------------------------------------------------------------------------------
DENMARK (2.2%)
Danisco A/S                                              131,000           4,455
Kobenhavns Lufthavne A/S                                  73,960           5,333
--------------------------------------------------------------------------------
                                                                           9,788
================================================================================
FINLAND (4.5%)
KCI Konecranes International                             106,969           2,616
Kone Oyj, Class B                                        162,362           4,877
Metso Oyj                                                430,977           4,661
Rapala VMC Corp.                                         515,708           2,410
Uponor Oyj                                               246,728           5,046
--------------------------------------------------------------------------------
                                                                          19,610
================================================================================
FRANCE (6.0%)
Algeco                                                    51,082           3,862
Autoroutes du Sud de la France                        (a)180,700           4,369
Chargeurs                                                 97,753           2,617
Europeene d'Extincteurs                            (a)(d)131,043             @--
Kaufman & Broad S.A                                       56,185           1,082
Neopost S.A                                           (a)300,985           9,702
Zodiac S.A                                               231,580           4,715
--------------------------------------------------------------------------------
                                                                          26,347
================================================================================
GERMANY (2.4%)
Beru AG                                                  100,315           4,478
Marseille-Kliniken AG                                    195,496           1,371
MPC Muenchmeyer Petersen Capital AG                      147,588           1,588
Pfeiffer Vacuum Technology AG                             47,121             943
SCS Standard Computer System AG                        (d)21,289             @--
Techem AG                                             (a)277,886           2,013
--------------------------------------------------------------------------------
                                                                          10,393
================================================================================
GREECE (0.5%)
Greek Organization of Football Prognostics SA            214,060           2,270
--------------------------------------------------------------------------------
HONG KONG (1.4%)
Asia Satellite Telecommunications Holdings Ltd.        3,282,000           3,851
Television Broadcasts Ltd.                               797,000           2,514
--------------------------------------------------------------------------------
                                                                           6,365
================================================================================
ITALY (5.0%)
Buzzi Unicem S.p.A                                       577,118           4,108
Cassa di Risparmio di Firenze S.p.A                    1,943,043           2,387
Davide Campari-Milano S.p.A                              298,141           9,319
Parmalat Finanziaria S.p.A                               815,950           1,945
SAES Getters S.p.A                                        96,462             841
SAES Getters S.p.A. (RNC)                                163,637             933
Sogefi S.p.A                                           1,156,000           2,512
--------------------------------------------------------------------------------
                                                                          22,045
================================================================================
JAPAN (30.9%)
Asatsu-DK, Inc.                                          500,900       $   8,878
Aiful Corp.                                               96,050           3,607
Ariake Japan Co., Ltd.                                   235,600           6,665
Arisawa Manufacturing Co., Ltd.                           75,300           1,404
Asia Securities Printing Co., Ltd.                       526,000           2,613
Cosel Co., Ltd.                                          232,600           4,073
Daibiru Corp.                                          1,354,000           4,503
Fujimi, Inc.                                             117,600           2,139
Fukuda Denshi Co., Ltd.                                  270,800           4,332
Hurxley Corp.                                            246,300           3,339
ITO EN Ltd.                                              104,600           3,540
Jaccs Co., Ltd.                                        1,827,000           6,015
Maezawa Kasei Industries Co., Ltd.                       194,300           1,902
Megane TOP Co., Ltd.                                     150,100           1,572
Mirai Industry Co., Ltd.                                 321,300           1,407
Mori Seiki Co., Ltd.                                     394,100           2,004
Nichiha Corp.                                            422,300           2,962
Nippon Broadcasting System, Inc.                         102,000           3,049
Nissei Corp.                                             307,600           1,761
Nitta Corp.                                              864,600           5,969
Osaka Steel Co., Ltd.                                    690,600           3,268
Osaki Electric Co., Ltd.                               1,564,000           4,122
Pacific Metals Co., Ltd.                            (a)4,751,000           3,320
Shidax Corp.                                               2,000           2,526
Shimano, Inc.                                            475,600           7,208
Shinkawa Ltd.                                            314,400           5,241
Sumitomo Osaka Cement Co., Ltd.                        3,171,000           4,165
Taisei Lamick Co., Ltd.                                   63,300           1,897
Taiyo Ink Manufacturing Co., Ltd.                         92,700           2,615
Tenma Corp.                                              433,000           3,536
Toc Co., Ltd.                                          1,819,000           8,102
Tokyo Kikai Seisakusho Ltd.                              745,000           1,349
Tomy Co., Ltd.                                           266,200           2,190
Union Tool Co.                                            98,400           2,494
Yamaichi Electronics Co., Ltd.                           225,000           2,273
Yomiuri Land Co., Ltd.                                 1,500,000           4,294
Zeon Corp.                                             1,464,000           5,534
--------------------------------------------------------------------------------
                                                                         135,868
================================================================================
NETHERLANDS (5.0%)
BE Semiconductor Industries                           (a)539,945           2,409
CSM N.V. CVA                                             110,656           2,321
IHC Caland N.V                                           124,901           6,596
Imtech N.V                                               157,711           2,082
Nutreco Holding N.V                                      266,041           4,969
OPG Groep N.V. CVA                                        61,700           2,125
Samas Groep N.V. CVA                                     293,418           1,664
--------------------------------------------------------------------------------
                                                                          22,166
================================================================================
NEW ZEALAND (5.1%)
Fisher & Paykel Appliances Holdings Ltd. 402,427           2,120
Fisher & Paykel Healthcare Corp., Ltd.                 1,082,666           5,363
Fletcher Building Ltd.                                 3,978,187           6,986
Sky City Entertainment Group Ltd.                      1,926,402           8,170
--------------------------------------------------------------------------------
                                                                          22,639
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
International Small Cap Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
NORWAY (1.9%)
Gjensidige NOR ASA                                       220,148       $   7,215
Storebrand ASA                                        (a)252,640             948
--------------------------------------------------------------------------------
                                                                           8,163
================================================================================
SPAIN (3.1%)
Amadeus Global Travel Distribution S.A.,                 671,200           2,770
  Class A
Aurea Concesiones de Infraestructuras S.A                201,540           5,034
Miquel y Costas & Miquel S.A                             267,648           6,126
--------------------------------------------------------------------------------
                                                                          13,930
================================================================================
SWEDEN (5.5%)
D. Carnegie & Co., AB                                    125,100             807
Getinge AB, Class B                                      279,570           5,732
Haldex AB                                                221,740           1,992
Hoganas AB, Class B                                      174,940           3,325
Intrum Justitia AB                                  (a)1,013,856           4,730
Swedish Match AB                                         949,420           7,492
--------------------------------------------------------------------------------
                                                                          24,078
================================================================================
SWITZERLAND (5.3%)
Converium Holding AG                                   (a)51,700           2,507
Edipresse (Bearer)                                        15,403           5,129
Galenica Holding AG (Registered), Class B                  5,677           5,424
Saurer AG (Registered)                                 (a)52,490           1,168
Valora Holding AG                                         25,496           4,891
Zehnder Group AG, Class B                                  7,688           4,035
--------------------------------------------------------------------------------
                                                                          23,154
================================================================================
UNITED KINGDOM (12.3%)
Alliance Unichem plc                                     423,205           3,047
British Vita plc                                         867,440           3,367
Cattles plc                                            1,077,340           5,015
Devro plc                                              4,046,347           2,868
HMV Group plc                                       (a)2,389,720           4,580
Kensington Group plc                                     621,793           1,387
Luminar plc                                              428,300           2,694
Michael Page International plc                         1,235,261           2,184
Novar plc                                              2,166,821           3,828
PHS Group plc                                          3,964,424           4,980
Regent Inns plc                                        1,537,063           1,782
SIG plc                                                1,164,500           3,245
SMG plc                                                1,173,251           1,757
Spirax-Sarco Engineering plc                             673,441           4,491
SSL International plc                                    942,440           3,890
William Hill plc                                         683,900           2,500
Xstrata plc                                           (a)252,600           2,640
--------------------------------------------------------------------------------
                                                                          54,255
================================================================================
  TOTAL COMMON STOCKS (COST $478,555)                                    424,214
================================================================================
PREFERRED STOCKS (0.9%)
GERMANY (0.9%)
Hugo Boss AG                                             115,400           1,164
Sartorius AG                                             328,921           1,278
Wuerttembergische Metallwarenfabrik AG                   150,775           1,518
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $7,048)                                     3,960
================================================================================
  TOTAL FOREIGN SECURITIES (97.3%)
    (COST $485,603)                                                      428,174
================================================================================
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $12,101)                                    $  (f)12,101       $  12,101
--------------------------------------------------------------------------------
Foreign Currency (0.0%)
Japanese Yen (COST $1)                          JPY          112               1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $497,705)                               440,276
================================================================================

                                                       VALUE
                                                       (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.5%)
  Foreign Withholding Tax Reclaim Receivable       $       1,068
  Receivable for Portfolio Shares Sold                       598
  Dividends Receivable                                       323
  Net Unrealized Gain on Foreign Currency
  Exchange Contracts                                           1
  Other                                                       13           2,003
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Investment Advisory Fees Payable                          (970)
  Payable for Portfolio Shares Redeemed                     (787)
  Payable for Investments Purchased                         (221)
  Administrative Fees Payable                                (64)
  Custodian Fees Payable                                     (44)
  Directors' Fees and Expenses Payable                       (31)
  Other Liabilities                                          (38)         (2,155)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  440,124
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  513,934
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          416
Accumulated Net Realized Gain (Loss)                                     (16,972)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                           (57,254)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  440,124
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 30,969,585 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $    14.21
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair -- See Note A-1 to value financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
CVA -- Certificaten Van Aandelen
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         International Small Cap Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                     NET
      TO                                  EXCHANGE             UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR       VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)      (000)       (000)
--------------------------------------------------------------------------
US$        220    $220      1/7/03  JPY  26,255       $221         $ 1
                  ====                   ======       ====        =====

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                         PERCENT
                                                                VALUE     OF NET
INDUSTRY                                                        (000)     ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                          $   4,715      1.1%
Auto Components                                                  6,990      1.6
Banks                                                           11,796      2.7
Beverages                                                       17,478      4.0
Building Products                                               15,081      3.4
Chemicals                                                       19,597      4.4
Commercial Services & Supplies                                  20,086      4.6
Construction Materials                                          17,162      3.9
Diversified Financials                                          20,954      4.8
Electrical Equipment                                             4,943      1.1
Electronic Equipment & Instruments                              13,520      3.1
Energy Equipment & Services                                      6,596      1.5
Food Products                                                   23,223      5.3
Health Care Equipment & Supplies                                24,828      5.6
Health Care Providers & Services                                13,562      3.1
Hotels, Restaurants & Leisure                                   24,236      5.5
Household Durables                                               4,721      1.1
Leisure Equipment & Products                                    11,807      2.7
Machinery                                                       38,359      8.7
Media                                                           26,534      6.0
Metals & Mining                                                 16,123      3.7
Multiline Retail                                                 4,580      1.0
Office Electronics                                               9,702      2.2
Paper & Forest Products                                          6,126      1.4
Real Estate                                                     12,605      2.9
Semiconductor Equipment & Products                               7,651      1.7
Specialty Retail                                                 6,463      1.5
Tobacco                                                          7,492      1.7
Transportation Infrastructure                                   14,737      3.3
Other                                                           16,507      3.7
--------------------------------------------------------------------------------
                                                             $ 428,174     97.3%
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Japanese Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HOUSEHOLD DURABLES                     14.0%
CHEMICALS                              11.0%
MACHINERY                              10.5%
AUTOMOBILES                             9.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS      7.6%
OTHER                                  47.9%

[CHART]

COMPARISON OF THE CHANGE IN  VALUE OF A $500,000** INVESTMENT

        JAPANESE VALUE EQUITY PORTFOLIO-CLASS A     MSCI JAPAN INDEX
*                                        500000               500000
1994                                     491500               512000
1995                                     473609               515533
1996                                     466979               435625
1997                                     423877               332513
1998                                     461263               349304
1999                                     755318               564231
2000                                     576383               405344
2001                                     403699               286173
2002                                     358404               256754

 * Commenced operations on April 25, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (11.22)%        (3.30)%         (3.76)%
Portfolio - Class B(4)          (11.39)         (3.57)          (4.20)
Index - Class A                 (10.28)         (5.04)          (7.44)
Index - Class B                 (10.28)         (5.04)          (9.39)

(1)  The MSCI Japan Index is an unmanaged index of common stocks.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 25, 1994
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -11.22% for the Class A shares and -11.39% for the Class B shares compared to -10.28% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index").

MARKET REVIEW

The Japanese market had provided investors with good relative returns among asset classes during the twelve months ended December 2002, as positive indicators of a cyclical recovery pushed Japanese equities higher throughout the first half of the reporting period. As the period came to a close, however, mounting concerns about the prospects for an economic recovery in the United States led investors to reevaluate the anticipated cyclical recovery in Japan. The fourth quarter began with many market observers believing that Japan's economy might be entering the final phase of its 12-year bear market with the appointment of HeizoTakenaka, the new head of Japan's Financial Services Agency. His initial ideas were perceived to have a negative impact on the economy, and many lower-quality companies and bank shares were sold

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Japanese Value Equity Portfolio (cont'd)

aggressively on fears of bankruptcies. Japanese corporate earnings, for the six months ending September, showed surprising improvement, especially in recurring profits (ex-financials) and return on equity ratios, owing largely to cost cutting and restructuring efforts over the last several years.

The Portfolio's small exposure to the languishing banking sector helped it sidestep major declines in that sector on fears of forced bankruptcies or nationalization. Conversely, the Portfolio's significant exposure to Japanese technology stocks negatively affected its performance, as these issues declined on fears of a deteriorating U.S. economy and rising Japanese yen. Although we believe Japanese technology companies have a generally positive outlook, we modestly reduced the Portfolio's exposure to Japanese technology companies while we increased the number of holdings with measurable positive balance sheet qualities in order to reduce overall tracking error.

MARKET OUTLOOK

The appointment of a new Bank of Japan governor will likely be the main issue for the first quarter of 2003. With the cyclical recovery beginning to wane, a more liberal governor may provide needed help and incentive for the Koizumi government to push reforms ahead more aggressively. With an election year in 2004, we believe that U.S. authorities will exercise every available option to stimulate the economy through stimulus spending and tax cuts and that the exchange rates between the Japanese yen and the U.S. dollar will remain relatively stable. We believe that select Japanese companies are continuing to reinvent themselves by focusing on their core competencies through restructuring, rationalization of their businesses and presenting attractive global valuation comparisons.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Japanese Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (107.3%)
AUTOMOBILES (9.0%)
Nissan Motor Co., Ltd.                                   110,000       $     857
Suzuki Motor Co., Ltd.                                    53,000             576
Toyota Motor Corp.                                        29,000             779
--------------------------------------------------------------------------------
                                                                           2,212
================================================================================
BUILDING PRODUCTS (3.5%)
Daikin Industries Ltd.                                    41,000             649
Sanwa Shutter Corp.                                       80,000             216
--------------------------------------------------------------------------------
                                                                             865
================================================================================
CHEMICALS (11.0%)
Daicel Chemical Industries Ltd.                          140,000             395
Denki Kagaku Kogyo Kabushiki Kaisha                      185,000             403
Kaneka Corp.                                              90,000             481
Lintec Corp.                                              30,000             235
Mitsubishi Chemical Corp.                             (a)210,000             419
Nifco, Inc.                                               35,000             380
Shin-Etsu Polymer Co., Ltd.                               62,000             261
Toyo Ink Mfg. Co., Ltd.                                   45,000             122
--------------------------------------------------------------------------------
                                                                           2,696
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Dai Nippon Printing Co., Ltd.                             39,000             431
Nissha Printing Co., Ltd.                                 11,000              69
--------------------------------------------------------------------------------
                                                                             500
================================================================================
COMPUTERS & PERIPHERALS (7.4%)
Fujitsu Ltd.                                             130,000             371
Mitsumi Electric Co., Ltd.                                41,500             378
NEC Corp.                                                115,000             430
Toshiba Corp.                                         (a)204,000             639
--------------------------------------------------------------------------------
                                                                           1,818
================================================================================
CONSTRUCTION & ENGINEERING (1.8%)
Kyudenko Corp.                                            22,000              82
Obayashi Corp.                                           130,000             289
Sanki Engineering Co., Ltd.                               15,000              72
--------------------------------------------------------------------------------
                                                                             443
================================================================================
DIVERSIFIED FINANCIALS (2.0%)
Hitachi Capital Corp.                                     40,000             479
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Nippon Telegraph & Telephone Corp.                           145             526
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.9%)
Tokyo Electric Power Co., Inc.                            24,200             459
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.5%)
Furukawa Electric Co., Ltd.                               52,000             109
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (7.6%)
Hitachi High-Technologies Corp.                            9,000             112
Hitachi Ltd.                                             130,000             498
Kyocera Corp.                                              8,800             512
Ryosan Co., Ltd.                                          26,000             261
TDK Corp.                                                 12,000             483
--------------------------------------------------------------------------------
                                                                           1,866
================================================================================
FOOD & DRUG RETAILING (2.2%)
FamilyMart Co., Ltd.                                      27,000             529
--------------------------------------------------------------------------------
FOOD PRODUCTS (2.0%)
House Foods Corp.                                         21,000       $     198
Nippon Meat Packers, Inc.                                 30,000             300
--------------------------------------------------------------------------------
                                                                             498
================================================================================
HOUSEHOLD DURABLES (14.0%)
Casio Computer Co., Ltd.                                  68,000             378
Matsushita Electric Industrial Co., Ltd.                  72,000             709
Nintendo Co., Ltd.                                         7,300             682
Rinnai Corp.                                              12,000             273
Sangetsu Co., Ltd.                                         2,000              33
Sekisui Chemical Co., Ltd.                               100,000             259
Sekisui House Ltd.                                        55,000             389
Sony Corp.                                                17,000             710
--------------------------------------------------------------------------------
                                                                           3,433
================================================================================
LEISURE EQUIPMENT & PRODUCTS (5.1%)
Fuji Photo Film Co., Ltd.                                 23,000             749
Yamaha Corp.                                              55,000             508
--------------------------------------------------------------------------------
                                                                           1,257
================================================================================
MACHINERY (10.5%)
Amada Co., Ltd.                                          110,000             300
Daifuku Co., Ltd.                                        110,000             330
Fuji Machine Manufacturing Co., Ltd.                      18,000             170
Fujitec Co., Ltd.                                         30,000             156
Kurita Water Industries Ltd.                              46,000             463
Minebea Co., Ltd.                                         97,000             337
Mitsubishi Heavy Industries Ltd.                         210,000             513
Tsubakimoto Chain Co.                                    130,000             307
--------------------------------------------------------------------------------
                                                                           2,576
================================================================================
MARINE (0.7%)
Mitsubishi Logistics Corp.                                35,000             171
--------------------------------------------------------------------------------
MEDIA (0.6%)
Toho Co., Ltd.                                            15,400             148
--------------------------------------------------------------------------------
OFFICE ELECTRONICS (6.3%)
Canon, Inc.                                               21,000             790
Ricoh Co., Ltd.                                           46,000             754
--------------------------------------------------------------------------------
                                                                           1,544
================================================================================
PHARMACEUTICALS (7.5%)
Ono Pharmaceutical Co., Ltd.                              16,000             483
Sankyo Co., Ltd.                                          48,000             602
Yamanouchi Pharmaceutical Co., Ltd.                       26,000             753
--------------------------------------------------------------------------------
                                                                           1,838
================================================================================
REAL ESTATE (2.3%)
Mitsubishi Estate Co., Ltd.                               74,000             563
--------------------------------------------------------------------------------
ROAD & Rail (2.2%)
East Japan Railway Co.                                       110             546
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Rohm Co., Ltd.                                             2,400             305
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.8%)
Nisshinbo Industries, Inc.                                53,000             184
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.8%)
Mitsubishi Corp.                                          91,000             556
Nagase & Co., Ltd.                                        30,000             134
--------------------------------------------------------------------------------
                                                                             690
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Japanese Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $35,800)                                   $  26,255
================================================================================
FOREIGN CURRENCY (0.4%)
Japanese Yen (COST $96)                         JPY       11,546              96
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.7%) (COST $35,896)                                 26,351
================================================================================

                                                           VALUE
                                                           (000)
================================================================================
OTHER ASSETS (0.2%)
  Receivable for Portfolio Shares Sold                  $     47
  Dividends Receivable                                         3
  Other                                                        3              53
--------------------------------------------------------------------------------
LIABILITIES (-7.9%)
  Bank Overdraft Payable                                  (1,735)
  Payable for Portfolio Shares Redeemed                     (147)
  Investment Advisory Fees Payable                           (21)
  Directors' Fees and Expenses Payable                       (11)
  Custodian Fees Payable                                      (7)
  Administrative Fees Payable                                 (6)
  Other Liabilities                                          (10)         (1,937)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  24,467
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  74,084
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          (11)
Accumulated Net Realized Gain (Loss)                                     (40,063)
Unrealized Appreciation (Depreciation) on
Investments
  and Foreign Currency Translations                                       (9,543)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  24,467
================================================================================
CLASS A:
NET ASSETS                                                             $  24,159
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,189,010 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                            $    4.66
==================================================================================
CLASS B:
NET ASSETS                                                             $     308
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 67,182 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    4.59
================================================================================

(a) -- Non-income producing security

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Latin American Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

MEXICO                 51.6%
BRAZIL                 35.6%
CHILE                   4.9%
ARGENTINA               2.5%
VENEZUELA               1.8%
OTHER                   3.6%

[CHART]

COMPARISON OF THE CHNAGE IN VALUE OF $500,000** INVESTMENT

        LATIN AMERICAN PORTFOLIO-CLASS A    MSCI EMERGING MARKETS FREE LATIN AMERICAN INDEX
*                                 500000                                             500000
1995                              456600                                             459800
1996                              679284                                             560726
1997                              959692                                             738252
1998                              603647                                             477723
1999                             1033927                                             790393
2000                              866326                                             658714
2001                              853504                                             655208
2002                              678109                                             507786

 * Commenced operations on January 18, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE LATIN AMERICA INDEX(1)

                                            TOTAL RETURNS(2)
                              -----------------------------------------
                                                    AVERAGE ANNUAL
                                            ---------------------------
                                   ONE           FIVE           SINCE
                                  YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A(3)          (20.55)%        (6.69)%         3.92%
Portfolio - Class B(4)          (20.83)         (6.85)          4.97
Index - Class A                 (22.50)         (7.91)         (0.21)
Index - Class B                 (22.50)         (7.91)          0.57

(1) The MSCI Emerging Markets Free Latin America Index (the "Index") is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 18, 1995
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of -20.55% for the Class A shares and -20.83% for the Class B shares compared to -22.50% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index").

MARKET REVIEW

The Portfolio's underweight stance in Argentina (-50.7%) coupled with overweight positions in Mexico (-13.3%) and Venezuela (-15.8%) were the primary contributors to relative performance, while an underweight position in Peru (+29.1%) and Colombia (+24.8%) hurt performance. Stock selection in Mexico, Venezuela and Brazil contributed positively to relative performance, while stock selection in Chile was weak. In 2002, Latin American markets finished down 22.5% in U.S. dollar terms, their worst performance since 1998. All but

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Latin American Portfolio (cont'd)

a few smaller less liquid markets of Colombia (+24.8%) and Peru (+29.1%) declined in 2002, with particularly poor performance from Argentina (-50.7%), Brazil (-30.7%) and Chile (-20.3%). Overall performance was hampered by weak global economic growth, domestic concerns in the region, increased geo-political risk and the continued sell off of U.S. equities.

Latin American markets, led by strong country returns in Mexico and Brazil, started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Latin American countries. However, after outperforming other asset classes during the first quarter and rebounding 37.2% from September 2001 lows, performance in the region turned negative during the second and third quarters. The Latin American region weakened sharply declining 40.5% during the six months ending September 30, 2002. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to a poor political outlook and financial woes) and greater uncertainty over the global backdrop. A lack of confidence in Mexico and Chile and the continuing crisis in Argentina only served to weigh down market performance. Meanwhile, increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year.

Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Latin American markets rebounded given reduced political concerns in Brazil and generally supportive corporate and economic data. Latin American markets ended the period in review with a strong 20.5% fourth quarter return.

MARKET OUTLOOK

We remain positive in Latin markets due to valuations and sentiment. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crises in Iraq and Venezuela, as well as economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies led by the U.S. to recover in the second half of this year. Any increase in U.S. economic growth benefits the Mexican economy, is supportive of the peso and improves the underlying earnings outlook for Mexican companies. A majority of Mexican equities now trade at historical lows on valuations relative to their own history and are attractive relative to global peers. In Brazil, we are cautiously optimistic in the short-term and neutral in the medium-term. In the short-term we expect President Lula to continue to build credibility by appointing an efficient economic team. Medium-term concerns lie in implementation risk due to the possible slowdown in much needed reforms and poor management of state companies' cash flows. With the elections now over, market-friendly economic policy announcements by Lula's administration team will be key to avoiding a crisis. Nevertheless, the economic environment for Latin America in 2003-2004 is expected to improve slightly from 2002. Economic activity is expected to remain strong in Peru and is expected to stabilize and recover in Mexico, Chile and Venezuela thus helping to support overall market sentiment.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Latin American Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
ARGENTINA (2.5%)
Quilmes Industrial S.A. ADR                            (a)13,502       $      84
Tenaris S.A. ADR                                       (a)19,065             366
--------------------------------------------------------------------------------
                                                                             450
================================================================================
BRAZIL (35.6%)
Aracruz Celulose S.A. ADR                                  8,600             160
Banco Bradesco S.A. ADR                                   23,840             355
Banco Itau S.A. ADR                                       18,931             451
Banco Nacional S.A. (Preferred)                 (a)(d)11,847,000             @--
Brasil Telecom Participacoes S.A. ADR                     10,429             263
CEMIG S.A. ADR                                            24,724             181
Cia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR                                               4,500              69
Cia Siderurgica Nacional S.A. ADR                         18,388             264
Companhia de Bebidas das Americas ADR                     72,698           1,131
CVRD (Bonus Shares)                                       34,986             @--
CVRD ADR                                                  22,290             645
CVRD ADR (Preferred)                                      20,813             572
Empresa Brasileira de Aeronautica S.A. ADR                29,206             464
Gerdau S.A. ADR                                           22,963             204
Lojas Arapua (Preferred)                        (a)(d)10,009,300             @--
Lojas Arapua GDR (Preferred)                     (a)(d)(e)13,460             @--
Petrobras ADR                                             72,814           1,088
Petrobras ADR (Preferred)                                 30,736             412
Tele Centro Oeste Celular Participacoes S.A.
  ADR                                                     30,600             123
Tele Leste Celular Participacoes S.A.
  (Preferred)                                                  1             @--
Votorantim Celulose e Papel S.A. ADR                       7,192             118
--------------------------------------------------------------------------------
                                                                           6,500
================================================================================
CHILE (4.9%)
Banco de Chile ADR                                        10,766             172
Banco Santander Chile S.A. ADR                            14,416             268
CCU ADR                                                   26,414             386
Distribucion y Servicio D&S S.A. ADR                       6,821              68
--------------------------------------------------------------------------------
                                                                             894
================================================================================
MEXICO (51.6%)
America Movil S.A. de C.V., Series L ADR                 113,623           1,632
America Telecom S.A. de C.V.                           (a)56,636              33
Carso Global Telecom S.A. de C.V.                      (a)56,936              64
Cemex S.A. de C.V.                                        85,929             372
Cemex S.A. de C.V. ADR                                     8,074             174
Femsa                                                     40,400             147
Femsa ADR                                                 14,905             543
Grupo Aeroportuario del Sureste S.A. de C.V.
  ADR                                                      1,310              15
Grupo Aeroportuario del Sureste S.A. de C.V.,
  Class B                                                142,100             158
Grupo Financiero BBVA Bancomer S.A., Class B        (a)1,391,361           1,061
Grupo Modelo S.A., Class C                               240,454             591
Kimberly-Clark de Mexico, Class A                        125,562             291
Panamerican Beverages, Inc., Class A                       8,666             180
Telmex, Class L ADR                                       91,996           2,942
Wal-Mart de Mexico ADR                                       980              22
Wal-Mart de Mexico, Series C                             100,079             195
Wal-Mart de Mexico, Series V                             428,780       $     984
--------------------------------------------------------------------------------
                                                                           9,404
================================================================================
VENEZUELA (1.8%)
CANTV ADR                                                 25,454             321
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $21,222)                                      17,569
================================================================================
  TOTAL FOREIGN SECURITIES (96.4%) (COST $21,222)                         17,569
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
================================================================================
SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $648)               $  (f)648             648
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Brazilian Real (COST $27)                       BRL           93              26
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $21,897)                                 18,243
================================================================================

                                                           VALUE
                                                           (000)
================================================================================
OTHER ASSETS (1.0%)
  Cash                                                $        1
  Dividends Receivable                                       105
  Receivable for Investments Sold                             86             192
--------------------------------------------------------------------------------
LIABILITIES (-1.1%)
  Payable for Investments Purchased                         (134)
  Investment Advisory Fees Payable                           (48)
  Custodian Fees Payable                                      (7)
  Administrative Fees Payable                                 (5)
  Directors' Fees and Expenses Payable                        (4)
  Other Liabilities                                           (9)           (207)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  18,228
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  50,447
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                            8
Accumulated Net Realized Gain (Loss)                                     (28,572)
Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations                             (3,655)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  18,228
================================================================================
CLASS A:
NET ASSETS                                                             $  18,032
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,530,128 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                            $    7.13
================================================================================
CLASS B:
NET ASSETS                                                             $     196
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 27,480 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.15
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Latin American Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statement. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                       NET
      TO                                  EXCHANGE               UNREALIZED
    DELIVER        VALUE   SETTLEMENT       FOR         VALUE    GAIN/(LOSS)
     (000)         (000)      DATE         (000)        (000)       (000)
------------------------------------------------------------------------------
US$        15     $   15     1/2/03 MXN        153       $  15      $@--
                  ======                                 =====      ====

MXN - Mexican Peso

========================================================================
                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2002

                                                                 PERCENT
                                                         VALUE    OF NET
INDUSTRY                                                 (000)    ASSETS
------------------------------------------------------------------------
Aerospace & Defense                                    $    464      2.6%
Banks                                                     2,136     11.7
Beverages                                                 3,062     16.8
Construction Materials                                      546      3.0
Diversified Telecommunication Services                    3,590     19.7
Electric Utilities                                          181      1.0
Energy Equipment & Services                                 366      2.0
Household Products                                          291      1.6
Metals & Mining                                           1,685      9.2
Multiline Retail                                          1,201      6.6
Oil & Gas                                                 1,500      8.2
Paper & Forest Products                                     278      1.5
Transportation Infrastructure                               173      1.0
Wireless Telecommunication Services                       1,787      9.8
Other                                                       309      1.7
------------------------------------------------------------------------
                                                       $ 17,569    96.4%
========================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Equity Growth Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HEALTH CARE                     22.6%
INFORMATION TECHNOLOGY          20.4%
FINANCIALS                      13.2%
CONSUMER DISCRETIONARY          11.8%
CONSUMER STAPLES                11.3%
OTHER                           20.7%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

           EQUITY GROWTH PORTFOLIO-CLASS A     S&P 500 INDEX
*                                   500000            500000
1993                                521650            550320
1994                                538656            557696
1995                                781159            767077
1996                               1023083            943229
1997                               1343548           1257928
1998                               1599413           1617368
1999                               2237483           1957727
2000                               1973908           1779280
2001                               1678414           1567991
2002                               1214343           1220906

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                 TOTAL RETURNS(2)
                              ------------------------------------------------------
                                                            AVERAGE ANNUAL
                                            ----------------------------------------
                                   ONE           FIVE            TEN           SINCE
                                  YEAR          YEARS          YEARS       INCEPTION
------------------------------------------------------------------------------------
Portfolio - Class A (3)         (27.64)%        (2.00)%         9.28%           9.61%
Portfolio - Class B (4)         (27.75)         (2.24)           N/A            6.17
Index - Class A                 (22.09)         (0.58)          9.35            9.59
Index - Class B                 (22.09)         (0.58)           N/A            6.76

(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on April 2, 1991
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2002, the Portfolio had a total return of -27.64% for the Class A shares and -27.75% for the Class B shares compared to -22.09% for the S&P 500 Index (the "Index").

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the Index finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

Although the Portfolio under performed the Index for the year, it exceeded both the Russell 1000 Growth Index and the Lipper peer group median. Security selection was weak in consumer discretionary and industrials. Some major retailers turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by major companies. One company is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the Portfolio's position during January when company management was considering spin-offs of the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Equity Growth Portfolio (cont'd)

individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. We favor diversified financial companies, however, an underweight to financials detracted from performance. A diversified financial company experienced an exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance. The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Our largest percentage of technology investments has positioned the Portfolio to benefit from a possible recovery in technology. Our overweight to health care was positive, however, security selection detracted from relative performance.

MARKET OUTLOOK

We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Portfolio in anticipation of a recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Equity Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
CONSUMER DISCRETIONARY (11.8%)
AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                     68,500       $   3,165
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.6%)
Wendy's International, Inc.                               37,600           1,018
YUM! Brands, Inc.                                     (a)102,650           2,486
--------------------------------------------------------------------------------
                                                                           3,504
================================================================================
MEDIA (2.7%)
Clear Channel Communications, Inc.                     (a)52,800           1,969
Gannett Co., Inc.                                         51,850           3,723
Univision Communications, Inc., Class A            (a)(c)188,775           4,625
Viacom, Inc., Class B                                 (a)128,780           5,249
--------------------------------------------------------------------------------
                                                                          15,566
================================================================================
MULTILINE RETAIL (5.0%)
Costco Wholesale Corp.                                 (a)37,288           1,046
Dollar General Corp.                                     144,125           1,722
Dollar Tree Stores, Inc.                               (a)61,000           1,499
Kohl's Corp.                                           (a)62,925           3,521
Target Corp.                                              59,400           1,782
Wal-Mart Stores, Inc.                                    392,738          19,837
--------------------------------------------------------------------------------
                                                                          29,407
================================================================================
SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc.                                (a)76,300           2,635
Home Depot, Inc.                                         252,945           6,060
Limited Brands                                           113,063           1,575
Lowe's Cos., Inc.                                         98,900           3,709
Tiffany & Co.                                             63,150           1,510
TJX Cos., Inc.                                           120,100           2,344
--------------------------------------------------------------------------------
                                                                          17,833
================================================================================
                                                                          69,475
================================================================================
CONSUMER STAPLES (11.3%)
BEVERAGES (4.5%)
Anheuser Busch Cos., Inc.                                 97,220           4,705
Coca Cola Co. (The)                                      270,663          11,861
Coca Cola Enterprises, Inc.                               29,200             634
PepsiCo., Inc.                                           226,370           9,557
--------------------------------------------------------------------------------
                                                                          26,757
================================================================================
FOOD & DRUG RETAILING (1.1%)
Sysco Corp.                                               97,000           2,889
Walgreen Co.                                             126,750           3,700
--------------------------------------------------------------------------------
                                                                           6,589
================================================================================
FOOD PRODUCTS (0.9%)
Kraft Foods, Inc., Class A                               135,650           5,281
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
Colgate-Palmolive Co.                                     68,388           3,585
Procter & Gamble Co.                                     175,888          15,116
--------------------------------------------------------------------------------
                                                                          18,701
================================================================================
PERSONAL PRODUCTS (0.8%)
Alberto-Culver Co., Class B                            (c)47,700           2,404
Gillette Co. (The)                                        83,850           2,546
--------------------------------------------------------------------------------
                                                                           4,950
================================================================================
TOBACCO (0.8%)
Philip Morris Cos., Inc.                                 108,500       $   4,398
--------------------------------------------------------------------------------
                                                                          66,676
================================================================================
ENERGY (4.6%)
ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes, Inc.                                       225,775           7,268
BJ Services Co.                                       (a)118,675           3,835
Smith International, Inc.                              (a)36,000           1,174
--------------------------------------------------------------------------------
                                                                          12,277
================================================================================
OIL & GAS (2.5%)
Exxon Mobil Corp.                                        428,600          14,975
--------------------------------------------------------------------------------
                                                                          27,252
================================================================================
FINANCIALS (13.2%)
BANKS (1.5%)
Bank of New York Co., Inc. (The)                          66,500           1,593
Fifth Third Bancorp                                       68,725           4,024
Wells Fargo & Co.                                         62,800           2,944
--------------------------------------------------------------------------------
                                                                           8,561
================================================================================
DIVERSIFIED FINANCIALS (9.0%)
American Express Co.                                     179,650           6,351
Charles Schwab Corp. (The)                               109,550           1,188
Citigroup, Inc.                                          466,379          16,412
Freddie Mac                                              398,588          23,536
Goldman Sachs Group, Inc.                                 80,715           5,497
--------------------------------------------------------------------------------
                                                                          52,984
================================================================================
INSURANCE (2.7%)
American International Group, Inc.                       272,900          15,787
--------------------------------------------------------------------------------
                                                                          77,332
================================================================================
HEALTH CARE (22.6%)
BIOTECHNOLOGY (2.1%)
Amgen, Inc.                                           (a)217,333          10,506
Celgene Corp.                                       (a)(c)38,375             824
Gilead Sciences, Inc.                                  (a)27,725             943
--------------------------------------------------------------------------------
                                                                          12,273
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Medtronic, Inc.                                          202,000           9,211
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
AmerisourceBergen Corp.                                   64,100           3,481
Cardinal Health, Inc.                                     37,425           2,215
HCA, Inc.                                             (c)106,550           4,422
UnitedHealth Group, Inc.                                 116,000           9,686
--------------------------------------------------------------------------------
                                                                          19,804
================================================================================
PHARMACEUTICALS (15.6%)
Abbott Laboratories                                      187,613           7,505
Bristol-Myers Squibb Co.                                 129,900           3,007
Eli Lilly & Co.                                          115,400           7,328
Johnson & Johnson                                        433,200          23,267
Merck & Co., Inc.                                        189,675          10,737
Pfizer, Inc.                                             849,975          25,984
Pharmacia Corp.                                          178,577           7,465

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Equity Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
PHARMACEUTICALS (CONT'D)
Wyeth                                                    176,238       $   6,591
--------------------------------------------------------------------------------
                                                                          91,884
================================================================================
                                                                         133,172
================================================================================
INDUSTRIALS (10.6%)
AEROSPACE & DEFENSE (2.4%)
General Dynamics Corp.                                    42,050           3,337
Lockheed Martin Corp.                                    113,450           6,552
United Technologies Corp.                                 72,175           4,471
--------------------------------------------------------------------------------
                                                                          14,360
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Apollo Group, Inc., Class A                            (a)44,650           1,965
Automatic Data Processing, Inc.                           80,050           3,142
First Data Corp.                                         102,700           3,636
Weight Watchers International, Inc.                 (a)(c)72,575           3,336
--------------------------------------------------------------------------------
                                                                          12,079
================================================================================
INDUSTRIAL CONGLOMERATES (6.1%)
3M Co.                                                    57,700           7,115
General Electric Co.                                   1,187,600          28,918
--------------------------------------------------------------------------------
                                                                          36,033
================================================================================
                                                                          62,472
================================================================================
INFORMATION TECHNOLOGY (20.4%)
COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems, Inc.                                   (a)832,350          10,904
Motorola, Inc.                                           115,750           1,001
QUALCOMM, Inc.                                         (a)95,713           3,483
--------------------------------------------------------------------------------
                                                                          15,388
================================================================================
COMPUTERS & PERIPHERALS (3.8%)
Dell Computer Corp.                                   (a)367,825           9,836
EMC Corp.                                             (a)183,025           1,124
Hewlett-Packard Co.                                      149,800           2,600
International Business Machines Corp.                    115,350           8,939
Seagate Technology, Inc.                                 186,100             @--
--------------------------------------------------------------------------------
                                                                          22,499
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Jabil Circuit, Inc.                                 (a)(c)93,530           1,676
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES (0.3%)
SunGard Data Systems, Inc.                             (a)63,820           1,504
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.0%)
Applied Materials, Inc.                               (a)248,351           3,236
Intel Corp.                                              801,925          12,486
Linear Technology Corp.                                   84,650           2,177
Maxim Integrated Products, Inc.                           65,475           2,163
Microchip Technology, Inc.                                76,600           1,873
Novellus Systems, Inc.                                 (a)62,400           1,752
Texas Instruments, Inc.                                  236,250           3,546
Xilinx, Inc.                                           (a)95,275           1,963
--------------------------------------------------------------------------------
                                                                          29,196
================================================================================
SOFTWARE (8.4%)
Adobe Systems, Inc.                                       47,300           1,173
Electronic Arts, Inc.                                  (a)38,700           1,926
Microsoft Corp.                                       (a)703,063       $  36,349
Oracle Corp.                                          (a)628,800           6,791
Peoplesoft, Inc.                                       (a)36,400             666
Symantec Corp.                                         (a)31,700           1,284
VERITAS Software Corp.                                 (a)96,750           1,511
--------------------------------------------------------------------------------
                                                                          49,700
================================================================================
                                                                         119,963
================================================================================
TELECOMMUNICATION SERVICES (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Verizon Communications, Inc.                             182,581           7,075
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.                          (a)121,300             685
Nextel Communications, Inc., Class A                (a)(c)73,800             853
--------------------------------------------------------------------------------
                                                                           1,538
================================================================================
                                                                           8,613
================================================================================
  TOTAL COMMON STOCKS (COST $597,707)                                    564,955
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.3%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.0%)
Banco Bilbao Viz Argentaria, NY,
  1.36%, 4/24/03                                     $     1,105           1,105
Bank of Nova Scotia, NY, 2.51%, 2/4/03                       790             790
Bayrische Hypo-Und Vereinsbank, 1.39%, 3/24/03               395             395
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/13/03                                             395             395
Credit Industrial et Commercial (CIC)/NY,
  1.39%, 1/15/03                                             158             158
Credit Lyonnais, 1.39%, 1/27/03                              631             631
General Electric Co., 1.37%, 7/17/03                         552             552
Lehman Brothers, Inc., 1.35%, 1/2/03                       1,420           1,420
Lloyds Bank London plc, 2.36%, 2/24/03                       395             395
--------------------------------------------------------------------------------
                                                                           5,841
================================================================================

                                                          SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (1.0%)
AIM S.T. Investment Co.                                  505,159             505
CITI Institutional Liquid Reserve Fund                   552,518             553
Dreyfus Cash Management Plus Fund                        536,732             536
Evergreen Institutional Money Market Fund                505,159             505
Federated Prime Value Fund                               505,159             505
Harris Insight Money Market Fund                         552,518             553
Merrill Lynch Premier Institutional Fund                 505,159             505
Merrimac Cash Series Fund                                552,518             553
Nations Cash Reserve Fund                                552,518             553
One Group Institutional Prime Money Market               505,159             505
  Fund
Reserve Primary Money Market Fund                        552,518             553
TempCash Money Market Fund                               394,656             394
--------------------------------------------------------------------------------
                                                                           6,220
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                              77


MORGAN STANLEY INSTITUTIONAL FUND, INC.
Equity Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03                        $  (f)25,361       $  25,361
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $37,422)                             37,422
================================================================================
TOTAL INVESTMENTS (102.3%) (COST $635,129)                               602,377
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.3%)
  Receivable for Investments Sold                         12,517
  Dividends Receivable                                       633
  Receivable for Portfolio Shares Sold                       600
  Interest Receivable                                         30
  Other                                                       13          13,793
--------------------------------------------------------------------------------
LIABILITIES (-4.6%)
  Payable for Investments Purchased                      (13,461)
  Collateral on Securities Loaned                        (12,061)
  Investment Advisory Fees Payable                          (941)
  Payable for Portfolio Shares Redeemed                     (656)
  Distribution Fees, Class B                                (104)
  Administrative Fees Payable                                (92)
  Directors' Fees and Expenses Payable                       (84)
  Custodian Fees Payable                                     (14)
  Other Liabilities                                          (49)        (27,462)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 588,708
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 847,283
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (37)
Accumulated Net Realized Gain (Loss)                                    (225,786)
Unrealized Appreciation (Depreciation) on Investments                    (32,752)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 588,708
================================================================================
CLASS A:
NET ASSETS                                                             $  432,207
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 34,604,652 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    12.49
=================================================================================
CLASS B:
NET ASSETS                                                             $  156,501
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 12,683,205 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    12.34
=================================================================================

(a) -- Non-income producing security

(c) -- All or a portion of security on loan at See note December 31, 2002 -- See note A-8 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Focus Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

HEALTH CARE                     23.3%
INFORMATION TECHNOLOGY          22.2%
FINANCIALS                      12.5%
CONSUMER DISCRETIONARY          11.2%
INDUSTRIALS                      9.9%
OTHER                           20.9%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          FOCUS EQUITY PORTFOLIO - CLASS A    S&P 500 INDEX
*                                   500000           500000
1995                                706250           650860
1996                                995106           800285
1997                               1326576          1067260
1998                               1530205          1372176
1999                               2240832          1660883
2000                               1979551          1509410
2001                               1678263          1330092
2002                               1194755          1036275

 * Commenced operations on March 8, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)

                                                        TOTAL RETURNS(2)
                                          -----------------------------------------
                                                                AVERAGE ANNUAL
                                                        ---------------------------
                                               ONE           FIVE           SINCE
                                              YEAR          YEARS       INCEPTION
-----------------------------------------------------------------------------------
Portfolio - Class A (3)                     (28.81)%        (2.07)%         11.79%
Portfolio - Class B (4)                     (28.92)         (2.29)           7.46
S&P 500 Index - Class A                     (22.09)         (0.58)           9.77
S&P 500 Index - Class B                     (22.09)         (0.58)           6.76
Lipper Large Cap Growth Index - Class A     (28.11)         (4.16)           6.34
Lipper Large Cap Growth Index - Class B     (28.11)         (4.16)           3.14

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applica- ble, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on March 8, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks.

For the year ended December 31, 2002, the Portfolio had a total return of -28.81% for the Class A shares and -28.92% for the Class B shares compared to -22.09% for the S&P 500 Index (the "S&P Index") and -28.11% for the Lipper Large Cap Growth Index.

MARKET REVIEW

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the S&P Index finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

The Portfolio under performed the S&P Index for the year. Security selection and sector allocation both detracted from performance relative to the S&P Index. Of particular note, security selection was weak in consumer discretionary and industrials. Some major retailers turned in disappointing years. Industrial performance was dragged down by major companies. One company is an industrial conglomerate that

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Focus Equity Portfolio (cont'd)

was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the Portfolio's position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. One major company experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. In terms of allocation, three sectors figured prominently in the Portfolio's under performance. The Portfolio's underweight in energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. The underweight in financials had an adverse impact on performance. We favor diversified financial companies which demonstrate growth opportunities. The Portfolio's overweight in information technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately, businesses chose to hold on to their capital and postponed technology spending. Stock selection within technology contributed to relative performance. The Portfolio's largest percentage of technology investments has positioned it to benefit from a possible recovery in technology and we believe these dominant players will continue to take market share from their smaller rivals. Health care represented the heaviest weight in the Portfolio and largest bet relative to the Index. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies.

MARKET OUTLOOK
We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Portfolio in anticipation of a recovery.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Focus Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
CONSUMER DISCRETIONARY (11.2%)
MEDIA (2.8%)
Clear Channel Communications, Inc.                       (a)28,100     $   1,048
Univision Communications, Inc.                           (a)22,750           557
--------------------------------------------------------------------------------
                                                                           1,605
================================================================================
MULTILINE RETAIL (5.1%)
Kohl's Corp.                                             (a)11,675           653
Wal-Mart Stores, Inc.                                       45,800         2,314
--------------------------------------------------------------------------------
                                                                           2,967
================================================================================
SPECIALTY RETAIL (3.3%)
Bed Bath & Beyond, Inc.                                  (a)30,750         1,062
Lowe's Cos., Inc.                                           23,000           862
--------------------------------------------------------------------------------
                                                                           1,924
--------------------------------------------------------------------------------
                                                                           6,496
================================================================================
CONSUMER STAPLES (9.8%)
BEVERAGES (5.2%)
Anheuser Busch Cos., Inc.                                    9,300           450
Coca Cola Co. (The)                                         30,775         1,349
PepsiCo., Inc.                                              28,600         1,207
--------------------------------------------------------------------------------
                                                                           3,006
================================================================================
FOOD PRODUCTS (1.4%)
Kraft Foods, Inc., Class A                                  20,700           806
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
Procter & Gamble Co.                                        21,875         1,880
--------------------------------------------------------------------------------
                                                                           5,692
================================================================================
ENERGY (5.0%)
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                          35,800         1,152
--------------------------------------------------------------------------------
OIL & GAS (3.0%)
Exxon Mobil Corp.                                           49,500         1,730
--------------------------------------------------------------------------------
                                                                           2,882
================================================================================
FINANCIALS (12.5%)
DIVERSIFIED FINANCIALS (9.4%)
American Express Co.                                        21,550           762
Citigroup, Inc.                                             53,820         1,894
Federal Home Loan Mortgage Corp.                            47,000         2,775
--------------------------------------------------------------------------------
                                                                           5,431
================================================================================
INSURANCE (3.1%)
American International Group, Inc.                          30,875         1,786
--------------------------------------------------------------------------------
                                                                           7,217
================================================================================
HEALTH CARE (23.3%)
BIOTECHNOLOGY (2.3%)
Amgen, Inc.                                              (a)27,705         1,339
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Medtronic, Inc.                                             25,100         1,145
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmerisourceBergen Corp.                                      9,450           513
UnitedHealth Group, Inc.                                    15,050         1,257
--------------------------------------------------------------------------------
                                                                           1,770
================================================================================
PHARMACEUTICALS (15.9%)
Eli Lilly & Co.                                             13,075     $     830
Johnson & Johnson                                           46,775         2,512
Merck & Co., Inc.                                           19,325         1,094
Pfizer, Inc.                                               123,100         3,763
Wyeth                                                       26,775         1,002
--------------------------------------------------------------------------------
                                                                           9,201
================================================================================
                                                                          13,455
================================================================================
INDUSTRIALS (9.9%)
AEROSPACE & DEFENSE (2.3%)
General Dynamics Corp.                                       6,675           530
Lockheed Martin Corp.                                       13,550           782
--------------------------------------------------------------------------------
                                                                           1,312
================================================================================
COMMERCIAL SERVICES & SUPPLIES (0.8%)
First Data Corp.                                            12,675           449
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (6.8%)
3M Co.                                                       8,650         1,067
General Electric Co.                                       117,950         2,872
--------------------------------------------------------------------------------
                                                                           3,939
================================================================================
                                                                           5,700
================================================================================
INFORMATION TECHNOLOGY (22.2%)
COMMUNICATIONS EQUIPMENT (2.9%)
Cisco Systems, Inc.                                      (a)88,300         1,157
QUALCOMM, Inc.                                           (a)13,775           501
--------------------------------------------------------------------------------
                                                                           1,658
================================================================================
COMPUTERS & PERIPHERALS (4.7%)
Dell Computer Corp.                                      (a)43,025         1,150
Hewlett-Packard Co.                                         33,300           578
International Business Machines Corp.                       12,450           965
--------------------------------------------------------------------------------
                                                                           2,693
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Jabil Circuit, Inc.                                      (a)13,670           245
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.3%)
Applied Materials, Inc.                                  (a)47,225           615
Intel Corp.                                                107,700         1,677
Linear Technology Corp.                                     16,025           412
Texas Instruments, Inc.                                     46,675           701
Xilinx, Inc.                                             (a)12,900           266
--------------------------------------------------------------------------------
                                                                           3,671
================================================================================
SOFTWARE (7.9%)
Microsoft Corp.                                          (a)72,300         3,738
Oracle Corp.                                             (a)74,375           803
--------------------------------------------------------------------------------
                                                                           4,541
================================================================================
                                                                          12,808
================================================================================
TELECOMMUNICATION SERVICES (0.4%)
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.                             (a)40,350           228
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $58,699)                                      54,478
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Focus Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.5%)
REPURCHASE AGREEMENT (6.5%)
J.P. Morgan Securities, Inc., 1.05%,
 dated 12/31/02, due 1/2/03 (COST $3,767)               $ (f)3,767      $  3,767
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $62,466)                                 58,245
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (4.7%)
 Cash                                                            1
 Receivable for Investments Sold                             2,642
 Dividends Receivable                                           50
 Receivable for Portfolio Shares Sold                            8
 Other                                                           1         2,702
--------------------------------------------------------------------------------
LIABILITIES (-5.5%)
 Payable for Investments Purchased                          (2,946)
 Investment Advisory Fees Payable                              (99)
 Payable for Portfolio Shares Redeemed                         (93)
 Directors' Fees and Expenses Payable                          (14)
 Administrative Fees Payable                                   (11)
 Custodian Fees Payable                                         (6)
 Distribution Fees, Class B                                     (4)
 Other Liabilities                                             (13)       (3,186)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $ 57,761
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $106,005
Undistributed Net Investment Income
 (Accumulated Net Investment Loss)                                           (13)
Accumulated Net Realized Gain (Loss)                                     (44,010)
Unrealized Appreciation (Depreciation) on Investments                     (4,221)
--------------------------------------------------------------------------------
NET ASSETS                                                              $ 57,761
================================================================================
CLASS A:
NET ASSETS                                                              $ 51,347
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,693,420 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $   9.02
================================================================================
CLASS B:
NET ASSETS                                                              $  6,414
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 724,920 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $   8.85
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Small Company Growth Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

CONSUMER DISCRETIONARY              30.3%
TECHNOLOGY                          20.7%
HEALTH CARE                         14.9%
FINANCIAL SERVICES                   9.8%
PRODUCER DURABLES                    8.5%
OTHER                               15.8%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

           SMALL COMPANY GROWTH       RUSSELL 2000
              PORTFOLIO-CLASS A       GROWTH INDEX
1992                     500000             500000
1993                     500000             594396
1994                     496886             583555
1995                     662398             749582
1996                     687039             873220
1997                     765087            1068499
1998                     975792            1041304
1999                    1916943            1262685
2000                    1789581             979465
2001                    1571539             889060
2002                    1221544             620030

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                           TOTAL RETURNS(2)
                               -----------------------------------------
                                                     AVERAGE ANNUAL
                                               -------------------------
                                  ONE           FIVE     TEN       SINCE
                                 YEAR          YEARS   YEARS   INCEPTION
------------------------------------------------------------------------
Portfolio - Class A(3)         (22.28)%         9.81%   9.34%      11.10%
Portfolio - Class B(4)         (22.44)          9.51     N/A        8.88
Index - Class A                (30.26)         (6.59)   2.62        4.47
Index - Class B                (30.26)         (6.59)    N/A       (1.61)

(1) The Russell 2000 Growth Index is a market capitalization - weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on November 1, 1989
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2002, the Portfolio had a total return of -22.28% for the Class A shares and -22.44% for the Class B shares compared to -30.26% for the Russell 2000 Growth Index (the "Index").

MARKET REVIEW
During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. The New Year began on a strong note, as investors were hopeful about the prospects for economic recovery, but that optimism quickly dissipated amid a growing number of headline accounting and corporate governance scandals. The viability of many companies and even entire industry groups also came into question, as 7 of the 12 largest U.S. bankruptcies ever took place during the year. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concerns about geo-political issues overseas, particularly in the Middle East. The macroeconomic picture did show some signs of improvement, as evidenced by four

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Small Company Growth Portfolio (cont'd)

consecutive quarters of Gross Domestic Product growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels which hit an 8 year high of 6%, and a sharp rise in energy prices.

The Portfolio outperformed the Index primarily as a result of stock selection, although sector allocation was a positive factor as well. Stock selection exceeded the Index in eight sectors, representing roughly 68% of the Portfolio, with the strongest contribution coming from consumer discretionary. A number of individual holdings within areas such as gaming, discount and specialty retail, education, radio, and consumer services showed solid business momentum, which became reflected in their stock prices. During the year, consumer discretionary represented our largest sector weighting and our largest overweight versus the Index. Many of the Portfolio's holdings are characterized by strong free cash flow generation and solid balance sheets, which we believe are desirable traits in an uncertain economy. The second half of the year represented a difficult environment for consumer-oriented companies, and we have generally attempted to own less economically sensitive stocks within the sector.

Stock selection was also favorable within health care. During the year, there were a large number of land mines within the sector, especially within biotechnology and pharmaceuticals, and we generally benefited from our underweights in these areas during the first half of the year. The Portfolio's better performing holdings tended to be more stable growth companies. We added somewhat to biotechnology during the second half of the year, as valuations became more compelling, and news flow for a number of companies became more positive. Other areas in which stock selection was strong included producer durables and consumer staples.

In terms of detractors, technology was the worst performing sector for the year for both the Index and the Portfolio. Stock selection lagged the benchmark sector, although our modest underweight had a slight offsetting positive impact. The sector was hurt by expectations at the beginning of the year for a strong second-half recovery in information technology spending, which did not materialize. With few exceptions, end demand did not pick up, and companies missed earnings and lowered guidance throughout the year. As the year progressed, our strategy was to focus on companies' earnings quality and balance sheet strength, as we sought companies that would be able to withstand the difficult environment. Financial services also detracted from performance, due to an underweight and unfavorable stock selection.

MARKET OUTLOOK
We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging, and we see early stage positives in areas such as advertising. Consumer spending has slowed somewhat, and in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geo-political concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Small Company Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
AUTO & TRANSPORTATION (0.2%)
TRUCKERS (0.2%)
Arkansas Best Corp.                                      (a)23,453     $     609
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (30.3%)
ADVERTISING AGENCIES (1.8%)
R.H. Donnelley Corp.                                    (a)177,977         5,216
--------------------------------------------------------------------------------
CASINOS & GAMBLING (4.9%)
Alliance Gaming Corp.                                   (a)104,300         1,776
GTECH Holdings Corp.                                    (a)285,169         7,945
Penn National Gaming, Inc.                              (a)284,350         4,510
--------------------------------------------------------------------------------
                                                                          14,231
================================================================================
COMMUNICATIONS & MEDIA (2.1%)
Media General, Inc., Class A                                65,725         3,940
Westwood One, Inc.                                       (a)60,325         2,254
--------------------------------------------------------------------------------
                                                                           6,194
================================================================================
CONSUMER ELECTRONICS (0.5%)
Activision, Inc.                                         (a)91,200         1,331
--------------------------------------------------------------------------------
EDUCATION SERVICES (1.2%)
Career Education Corp.                                   (a)50,850         2,034
Strayer Education, Inc.                                     23,600         1,357
--------------------------------------------------------------------------------
                                                                           3,391
================================================================================
HOTEL/MOTEL (0.6%)
Orient-Express Hotels Ltd., Class A                     (a)132,150         1,784
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.5%)
Furniture Brands International, Inc.                     (a)60,357         1,439
--------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS (1.0%)
Pulitzer, Inc.                                              64,969         2,920
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.3%)
Radio One, Inc., Class D                                (a)251,336         3,627
--------------------------------------------------------------------------------
RESTAURANTS (2.7%)
CBRL Group, Inc.                                           100,300         3,022
P.F. Chang's China Bistro, Inc.                          (a)49,350         1,792
Sonic Corp.                                             (a)141,738         2,904
--------------------------------------------------------------------------------
                                                                           7,718
================================================================================
RETAIL (7.9%)
Abercrombie & Fitch Co., Class A                        (a)130,500         2,670
Chico's FAS, Inc.                                       (a)122,750         2,321
Cost Plus, Inc.                                          (a)22,950           658
Dick's Sporting Goods, Inc.                             (a)156,700         3,009
Fred's, Inc.                                               115,575         2,971
HOT Topic, Inc.                                         (a)124,700         2,853
J. Jill Group, Inc. (The)                               (a)207,861         2,906
Kirkland's, Inc.                                        (a)127,450         1,440
Krispy Kreme Doughnuts, Inc.                             (a)44,900         1,516
Tractor Supply Co.                                       (a)70,800         2,662
--------------------------------------------------------------------------------
                                                                          23,006
================================================================================
SERVICES: COMMERCIAL (4.9%)
AMN Healthcare Services, Inc.                            (a)79,800         1,349
Arbitron, Inc.                                           (a)96,025         3,217
Corporate Executive Board Co. (The)                     (a)257,399         8,216
G & K Services, Inc., Class A                               43,050         1,524
--------------------------------------------------------------------------------
                                                                          14,306
================================================================================
TEXTILE APPAREL MANUFACTURERS (0.9%)
Coach, Inc.                                              (a)83,199     $   2,739
--------------------------------------------------------------------------------
                                                                          87,902
================================================================================
CONSUMER STAPLES (2.9%)
FOODS (2.9%)
Dreyer's Grand Ice Cream, Inc.                              43,050         3,055
International Multifoods Corp.                           (a)35,100           744
J & J Snack Foods Corp.                                 (a)130,724         4,668
--------------------------------------------------------------------------------
                                                                           8,467
================================================================================
FINANCIAL SERVICES (9.8%)
BANKS: OUTSIDE NEW YORK CITY (2.4%)
Doral Financial Corp.                                      168,750         4,826
Southwest Bancorp. of Texas, Inc.                        (a)70,550         2,033
--------------------------------------------------------------------------------
                                                                           6,859
================================================================================
FINANCIAL MISCELLANEOUS (4.6%)
Hilb, Rogal & Hamilton Co.                                 109,200         4,466
Interactive Data Corp.                                  (a)645,875         8,881
--------------------------------------------------------------------------------
                                                                          13,347
================================================================================
INSURANCE: LIFE (1.4%)
Stancorp Financial Group, Inc.                              82,525         4,031
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.4%)
Affiliated Managers Group                                (a)44,700         2,248
Investment Technology Group, Inc.                        (a)43,600           975
W. P. Stewart & Co., Ltd.                                   52,100           934
--------------------------------------------------------------------------------
                                                                           4,157
================================================================================
                                                                          28,394
================================================================================
HEALTH CARE (14.9%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (3.0%)
Celgene Corp.                                            (a)66,950         1,437
InterMune, Inc.                                          (a)31,050           792
Taro Pharmaceuticals Industries Ltd.                     (a)95,400         3,587
Telik, Inc.                                             (a)249,475         2,909
--------------------------------------------------------------------------------
                                                                           8,725
================================================================================
DRUGS & PHARMACEUTICALS (1.9%)
Array Biopharma, Inc.                                   (a)226,940         1,259
Regeneron Pharmaceuticals, Inc.                         (a)107,325         1,987
Scios, Inc.                                              (a)65,000         2,118
--------------------------------------------------------------------------------
                                                                           5,364
================================================================================
HEALTH CARE FACILITIES (0.8%)
Community Health Systems, Inc.                          (a)107,691         2,217
--------------------------------------------------------------------------------
HEALTH CARE SERVICES (2.8%)
Accredo Health, Inc.                                    (a)123,853         4,366
Stericycle, Inc.                                        (a)119,375         3,865
--------------------------------------------------------------------------------
                                                                           8,231
================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.3%)
Cooper Cos., Inc.                                           99,936         2,500
Techne Corp.                                             (a)45,870         1,311
Viasys Healthcare, Inc.                                  (a)94,425         1,406
Wright Medical Group, Inc.                               (a)85,450         1,492
--------------------------------------------------------------------------------
                                                                           6,709
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Small Company Growth Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
HEALTH CARE (CONT'D)
MEDICAL SERVICES (0.6%)
Inveresk Research Group, Inc.                            (a)41,050     $     886
Laboratory Corp. of America Holdings                          (a)1           @--
Specialty Laboratories, Inc.                             (a)87,450           845
--------------------------------------------------------------------------------
                                                                           1,731
================================================================================
MISCELLANEOUS HEALTH CARE (3.5%)
Allos Therapeutics                                      (a)276,412         2,079
Amylin Pharmaceuticals, Inc.                             (a)97,300         1,570
CV Therapeutics, Inc.                                    (a)42,675           778
Neurocrine Biosciences, Inc.                             (a)16,550           756
NPS Pharmaceuticals, Inc.                               (a)147,200         3,705
Trimeris, Inc.                                           (a)31,850         1,372
--------------------------------------------------------------------------------
                                                                          10,260
================================================================================
                                                                          43,237
================================================================================
MATERIALS & PROCESSING (1.4%)
CHEMICALS (1.2%)
Albemarle Corp.                                            127,500         3,627
--------------------------------------------------------------------------------
METALS & MINERALS MISCELLANEOUS (0.2%)
Liquidmetal Technologies                                 (a)59,300           610
--------------------------------------------------------------------------------
                                                                           4,237
================================================================================
OTHER ENERGY (6.0%)
ENERGY MISCELLANEOUS (5.2%)
Chesapeake Energy Corp.                                    458,800         3,551
Frontier Oil Corp.                                         104,800         1,805
Patterson-UTI Energy, Inc.                              (a)150,225         4,532
Pioneer Natural Resources Co.                           (a)205,950         5,200
--------------------------------------------------------------------------------
                                                                          15,088
================================================================================
OIL: CRUDE PRODUCERS (0.8%)
Petroquest Energy, Inc.                                 (a)544,875         2,261
--------------------------------------------------------------------------------
                                                                          17,349
================================================================================
PRODUCER DURABLES (8.5%)
AEROSPACE (2.5%)
Alliant Techsystems, Inc.                                (a)35,637         2,222
Moog, Inc., Class A                                      (a)71,775         2,228
MTC Technologies, Inc.                                   (a)55,450         1,403
United Defense Industries, Inc.                          (a)62,175         1,448
--------------------------------------------------------------------------------
                                                                           7,301
================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
Fisher Scientific International, Inc.                    (a)79,675         2,397
--------------------------------------------------------------------------------
HOMEBUILDING (1.6%)
NVR, Inc.                                                (a)13,900         4,525
--------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (0.6%)
Maverick Tube Corp.                                     (a)136,300         1,776
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (1.5%)
AGCO Corp.                                              (a)196,125         4,334
--------------------------------------------------------------------------------
MANUFACTURING (0.7%)
Actuant Corp., Class A                                   (a)20,550           955
Griffon Corp.                                            (a)86,850         1,183
--------------------------------------------------------------------------------
                                                                           2,138
================================================================================
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Cymer, Inc.                                              (a)66,550     $   2,146
--------------------------------------------------------------------------------
                                                                          24,617
================================================================================
TECHNOLOGY (20.4%)
COMMUNICATIONS TECHNOLOGY (1.2%)
Adtran, Inc.                                             (a)19,300           635
Advanced Fibre Communications, Inc.                      (a)66,150         1,103
Extreme Networks, Inc.                                  (a)200,075           654
Foundry Networks, Inc.                                  (a)177,050         1,247
--------------------------------------------------------------------------------
                                                                           3,639
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (13.6%)
Forrester Research, Inc.                                (a)188,020         2,928
Global Payments, Inc.                                      133,375         4,269
Hyperion Solutions Corp.                                 (a)32,550           836
Imation Corp.                                            (a)37,450         1,314
Informatica Corp.                                       (a)522,300         3,008
Internet Security Systems                                (a)52,100           955
J.D. Edwards & Co.                                      (a)102,000         1,151
Mercury Interactive Corp.                                (a)65,900         1,954
NetIQ Corp.                                              (a)70,175           867
Precise Software Solutions Ltd.                         (a)185,300         3,059
Quest Software, Inc.                                    (a)172,100         1,774
Rational Software Corp.                                 (a)233,650         2,428
Secure Computing Corp.                                  (a)121,100           776
SRA International, Inc., Class A                         (a)54,825         1,485
Storage Technology Corp.                                (a)206,595         4,425
TIBCO Software, Inc.                                    (a)474,075         2,930
United Online, Inc.                                      (a)96,950         1,545
Verint Systems, Inc.                                     (a)68,500         1,382
VeriSign, Inc.                                           (a)81,600           654
Vignette Corp.                                        (a)1,429,175         1,754
--------------------------------------------------------------------------------
                                                                          39,494
================================================================================
COMPUTER TECHNOLOGY (1.6%)
Emulex Corp.                                            (a)103,373         1,918
SanDisk Corp.                                           (a)131,675         2,673
--------------------------------------------------------------------------------
                                                                           4,591
================================================================================
ELECTRONICS (0.3%)
Kopin Corp.                                             (a)197,372           774
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.7%)
ASM International N.V.                                  (a)110,815         1,429
Exar Corp.                                              (a)108,700         1,348
Intersil Corp., Class A                                 (a)129,150         1,800
Marvell Technology Group Ltd.                            (a)83,500         1,575
Micrel, Inc.                                             (a)91,950           826
Skyworks Solutions, Inc.                                (a)292,116         2,518
Triquint Semiconductor, Inc.                            (a)294,125         1,247
--------------------------------------------------------------------------------
                                                                          10,743
================================================================================
                                                                          59,241
================================================================================
UTILITIES (1.5%)
UTILITIES: TELECOMMUNICATIONS (1.5%)
Commonwealth Telephone Enterprises, Inc.                 (a)58,525         2,098
IDT Corp., Class B                                      (a)149,350         2,316
--------------------------------------------------------------------------------
                                                                           4,414
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Small Company Growth Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $285,798)                                  $ 278,467
================================================================================
PREFERRED STOCK (0.3%)
TECHNOLOGY (0.3%)
COMPUTER TECHNOLOGY (0.3%)
Warp Solution, Inc., Series A (COST $785)          (a)(i)1,163,108           879
--------------------------------------------------------------------------------

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
REPURCHASE AGREEMENT (4.2%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $12,376)                                   $     (f)12,376        12,376
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $298,959)                               291,722
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Cash                                                           1
  Receivable for Investments Sold                              603
  Receivable for Portfolio Shares Sold                         531
  Dividends Receivable                                          50
  Other                                                          9         1,194
--------------------------------------------------------------------------------
LIABILITIES (-0.8%)
  Payable for Portfolio Shares
    Redeemed                                                  (900)
  Payable for Investments Purchased                           (768)
  Investment Advisory Fees Payable                            (583)
  Distribution Fees, Class B                                  (124)
  Administrative Fees Payable                                  (44)
  Directors' Fees and Expenses Payable                         (11)
  Custodian Fees Payable                                       (10)
  Other Liabilities                                            (23)       (2,463)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 290,453
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 396,217
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                          (10)
Accumulated Net Realized Gain (Loss)                                     (98,517)
Unrealized Appreciation (Depreciation) on Investments                     (7,237)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 290,453
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS                                                             $  74,554
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,936,752 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.50
================================================================================
CLASS B:
NET ASSETS                                                             $ 215,899
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,727,815 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.26
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 12/99 and 7/00 at a cost of $402,000 and $383,000, respectively. At December 31, 2002, this security had an aggregate market value of $879,000, representing 0.3% of net assets.
 @ --  Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Technology Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

SOFTWARE                                 26.4%
SEMICONDUCTOR EQUIPMENT & PRODUCTS       25.7%
COMMUNICATIONS EQUIPMENT                 12.8%
COMPUTERS & PERIPHERALS                   8.8%
INTERNET SOFTWARE & SERVICES              8.2%
OTHER                                    18.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT

        TECHNOLOGY PORTFOLIO - CLASS A     TECHNOLOGY PORTFOLIO - CLASS B   NASDAQ COMPOSITE INDEX
*                               250000                              50000                   250000
1996                            267750                              53550                   270325
1997                            367540                              73310                   328823
1998                            565645                             112545                   459136
1999                           1474184                             292910                   852111
2000                           1139984                             225952                   517316
2001                            594046                             117518                   408421
2002                            311458                              61556                   279646

 * Commenced operations on September 16, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The NASDAQ Composite Index value at December 31, 2002 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2002 would be $55,929.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                          TOTAL RETURNS(2)
                                  ---------------------------------
                                                   AVERAGE ANNUAL
                                              ---------------------
                                      ONE         FIVE        SINCE
                                     YEAR        YEARS    INCEPTION
-------------------------------------------------------------------
Portfolio - Class A(3)             (47.57)%      (3.26)        3.56%
Portfolio - Class B(3)             (47.62)       (3.40)        3.37
NASDAQ Composite Index             (31.53)       (3.19)        1.80
S&P 500 Index                      (22.09)       (0.58)        5.63

(1) The NASDAQ Composite Index is a market capitalization - weighted index comprised of all common stocks listed on the NASDAQ Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on September 16, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its total assets in the equity or fixed income securities of foreign issuers.

For the year ended December 31, 2002, the Portfolio had a total return of -47.57% for the Class A shares and -47.62% for the Class B shares compared to -31.53% for the NASDAQ Composite Index (the "Index") and -22.09% for the S&P 500 Index.

MARKET REVIEW
During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939 - 1941. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Technology Portfolio (cont'd)

Our strategy in 2002 was to attempt to be more defensive in the face of extreme volatility and poor conditions for the technology sector. In retrospect, most of the moves we made were correct, but were not enough to offset the exposure to higher beta, premium valuation, and lower capitalization names. From a capitalization perspective, we increased the Portfolio weight in larger cap names, as the mid and small cap names we typically favor were hit harder in the downturn. The Portfolio increased its exposure to the largest names that dominate the Index, within its constraints on exposure to individual issues. The Portfolio held fewer names, concentrating in the names where we had the greatest conviction in the business model and underlying fundamentals. The Portfolio owned lower beta names in several areas, including information technology outsourcing, and payroll and transaction processors, and cut back on some of the highest beta areas such as communication integrated circuits, which were particularly volatile.

The sector emphasis in the Portfolio was fairly stable over the year. The Portfolio's biggest exposure was to semi-conductors, the only large area of the market that remained profitable even through the worst of the downturn. There was an inventory build-up in the first quarter, which benefited the names; however subsequent weakness was driven by the lack of end demand. Going into the end of last year, inventories were again lean, and semi-conductors are a necessary component for every area of technology, regardless of which area leads the recovery. We increased the Portfolio's exposure to semiconductors in the fourth quarter. The Portfolio's second largest exposure was in software. Software is a highly leveraged growth play, as there are no inventories to maintain and the businesses are highly scaleable as a result. Software was hurt by a lack of business visibility as companies deferred purchases. We tended to favor companies involved in smaller deal sizes, as large contracts were virtually nonexistent. Enterprise software, specifically in the areas of security and integration, were areas of emphasis in the Portfolio. Both corporate and government spending should be positive for selected software companies which we added in the fourth quarter. Throughout the year, the Portfolio was underweight in telecommunications, with the exception of its exposure to one major company. In our view, the workout in telecommunications will take years because there still is an excess of capacity and companies that impedes recovery in this area.

MARKET OUTLOOK
In our view, the significant economic stimulus that the Federal Reserve has provided will be a positive catalyst for the economic recovery. We are cautiously optimistic that the recovery in technology may happen sooner than the consensus expectations for the second half of this year. The consolidations, we are seeing, are signals usually seen at bottoming inflection points. Of concern is the geo-political overhang, most notably oil and the threat of war, which could destabilize or postpone the recovery.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Technology Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
INFORMATION TECHNOLOGY (81.8%)
COMMUNICATIONS EQUIPMENT (12.8%)
Cisco Systems, Inc.                                      (a)85,950     $   1,126
Emulex Corp.                                             (a)15,225           282
Extreme Networks, Inc.                                   (a)18,650            61
Finisar Corp.                                            (a)54,725            52
McData Corp., Class A                                    (a)27,975           199
Motorola, Inc.                                              24,875           215
QUALCOMM, Inc.                                           (a)25,075           913
--------------------------------------------------------------------------------
                                                                           2,848
================================================================================
COMPUTERS & PERIPHERALS (8.8%)
Dell Computer Corp.                                      (a)22,000           588
EMC Corp.                                                (a)38,150           234
Hewlett-Packard Co.                                         29,750           517
Network Appliance, Inc.                                  (a)25,125           251
SanDisk Corp.                                            (a)12,925           263
Sun Microsystems, Inc.                                   (a)32,550           101
--------------------------------------------------------------------------------
                                                                           1,954
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
Amphenol Corp., Class A                                   (a)1,725            66
Flextronics International Ltd.                           (a)17,375           142
Jabil Circuit, Inc.                                       (a)4,750            85
Micrel, Inc.                                             (a)13,025           117
QLogic Corp.                                             (a)11,025           380
--------------------------------------------------------------------------------
                                                                             790
================================================================================
INTERNET SOFTWARE & SERVICES (3.2%)
TIBCO Software, Inc.                                     (a)45,450           281
VeriSign, Inc.                                           (a)19,200           154
Vignette Corp.                                          (a)131,100           161
Yahoo!, Inc.                                              (a)7,675           125
--------------------------------------------------------------------------------
                                                                             721
================================================================================
IT CONSULTING & SERVICES (1.3%)
Internet Security Systems                                 (a)8,000           147
SunGard Data Systems, Inc.                                (a)5,925           139
--------------------------------------------------------------------------------
                                                                             286
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (25.7%)
Advanced Micro Devices, Inc.                             (a)15,700           102
Altera Corp.                                             (a)36,025           444
Analog Devices, Inc.                                     (a)10,200           244
Applied Materials, Inc.                                  (a)25,775           336
Broadcom Corp., Class A                                  (a)12,375           186
Conexant Systems, Inc.                                   (a)25,975            42
Cymer, Inc.                                               (a)3,200           103
Intel Corp.                                                 89,850         1,399
Intersil Corp., Class A                                  (a)29,125           406
KLA-Tencor Corp.                                          (a)4,450           157
Kopin Corp.                                              (a)86,050           337
Linear Technology Corp.                                      9,300           239
Marvell Technology Group Ltd.                             (a)5,250            99
Maxim Integrated Products, Inc.                              9,850           326
Microchip Technology, Inc.                                   4,800           117
Novellus Systems, Inc.                                   (a)11,000           309
Skyworks Solutions, Inc.                                 (a)19,187           165
STMicroelectronics NV (NY Shares)                            5,300     $     104
Texas Instruments, Inc.                                     10,600           159
Triquint Semiconductor, Inc.                             (a)13,875            59
Xilinx, Inc.                                             (a)18,200           375
--------------------------------------------------------------------------------
                                                                           5,708
================================================================================
SOFTWARE (26.4%)
Adobe Systems, Inc.                                          8,300           206
BEA Systems, Inc.                                        (a)41,025           471
Computer Associates International, Inc.                      6,275            85
Electronic Arts, Inc.                                       (a)875            44
Informatica Corp.                                        (a)38,395           221
Intuit, Inc.                                              (a)6,375           299
Mercury Interactive Corp.                                 (a)9,700           288
Microsoft Corp.                                          (a)39,175         2,025
Networks Associates, Inc.                                (a)14,500           233
Oracle Corp.                                             (a)74,825           808
Peoplesoft, Inc.                                         (a)11,100           203
Quest Software, Inc.                                     (a)17,800           183
SAP AG ADR                                                   4,500            88
Siebel Systems, Inc.                                      (a)7,800            58
Symantec Corp.                                            (a)7,650           310
VERITAS Software Corp.                                   (a)21,825           341
--------------------------------------------------------------------------------
                                                                           5,863
================================================================================
                                                                          18,170
================================================================================
CONSUMER DISCRETIONARY (0.5%)
SPECIALTY RETAIL (0.5%)
CDW Computer Centers, Inc.                                (a)2,275           100
--------------------------------------------------------------------------------
HEALTH CARE (7.4%)
BIOTECHNOLOGY (6.9%)
Amgen, Inc.                                              (a)10,810           522
Celgene Corp.                                             (a)7,175           154
Exelixis, Inc.                                           (a)23,775           190
Gilead Sciences, Inc.                                     (a)7,050           240
Idec Pharmaceuticals Corp.                                (a)4,875           162
Medimmune, Inc.                                           (a)3,625            98
Regeneron Pharmaceuticals, Inc.                           (a)9,400           174
--------------------------------------------------------------------------------
                                                                           1,540
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bruker Daltonics, Inc.                                   (a)23,200           113
--------------------------------------------------------------------------------
                                                                           1,653
================================================================================
INDUSTRIALS (2.2%)
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Affiliated Computer Services, Inc., Class A               (a)2,400           126
Apollo Group, Inc., Class A                               (a)5,130           226
BISYS Group, Inc. (The)                                   (a)3,525            56
Concord EFS, Inc.                                         (a)5,350            84
--------------------------------------------------------------------------------
                                                                             492
================================================================================
TELECOMMUNICATION SERVICES (1.9%)
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
AT&T Wireless Services, Inc.                             (a)43,200           244
Nextel Communications, Inc., Class A                     (a)14,600           169
--------------------------------------------------------------------------------
                                                                             413
================================================================================
  TOTAL COMMON STOCKS (COST $30,057)                                      20,828
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Technology Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (5.0%)
INFORMATION TECHNOLOGY (5.0%)
INTERNET SOFTWARE & SERVICES (5.0%)
Warp Solutions, Inc., Series A (COST $804)         (a)(i)1,480,824     $   1,119
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $30,861)                                  21,947
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
  Receivable for Investments Sold                       $      597
  Dividends Receivable                                           3
  Other                                                          1           601
--------------------------------------------------------------------------------
LIABILITIES (-1.5%)
  Bank Overdraft Payable                                      (140)
  Payable for Portfolio Shares Redeemed                        (92)
  Investment Advisory Fees Payable                             (57)
  Payable for Investments Purchased                            (32)
  Administrative Fees Payable                                   (6)
  Directors' Fees and Expenses Payable                          (5)
  Custodian Fees Payable                                        (3)
  Distribution Fees, Class B                                    (1)
  Other Liabilities                                             (9)         (345)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  22,203
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 115,932
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                           (5)
Accumulated Net Realized Gain (Loss)                                     (84,810)
Unrealized Appreciation (Depreciation) on Investments                     (8,914)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  22,203
================================================================================
CLASS A:
NET ASSETS                                                             $  20,331
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,038,483 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    6.69
================================================================================
CLASS B:
NET ASSETS                                                             $   1,872
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 283,093 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    6.61
================================================================================

(a) -- Non-income producing security
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired 12/99 at a cost of $804,000. At December 31, 2002, this security had a market value of $1,119,000, representing 5.0% of net assets.
ADR -- American Depositary Receipts

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

U.S. Real Estate Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

RESIDENTIAL APARTMENTS              20.8%
RETAIL REGIONAL MALLS               18.8%
OFFICE                              16.9%
LODGING/RESORTS                     11.1%
INDUSTRIAL                           8.3%
OTHER                               24.1%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        U.S. REAL ESTATE PORTFOLIO CLASS A    NAREIT EQUITY INDEX
*                                   500000                 500000
1995                                605350                 572300
1996                                844826                 780617
1997                               1078167                 939004
1998                                945660                 774678
1999                                931664                 738888
2000                               1207902                 933659
2001                               1319875                1063718
2002                               1322251                1104352

 * Commenced operations on February 24, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                         TOTAL RETURNS(2)
                                --------------------------------
                                                AVERAGE ANNUAL
                                           ---------------------
                                  ONE         FIVE         SINCE
                                 YEAR        YEARS     INCEPTION
----------------------------------------------------------------
Portfolio - Class A(3)           0.18%        4.16%        13.19%
Portfolio - Class B(4)          (0.07)        3.88         11.38
Index - Class A                  3.82         3.30         10.57
Index - Class B                  3.82         3.30          9.72

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 24, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2002, the Portfolio had a total return of 0.18% for the Class A shares and -0.07% for the Class B shares compared to 3.82% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW
REIT shares dramatically outperformed the broader equity indexes. REIT returns can be divided into three distinct periods. In the first half of the year, REITs gained 13.7% while the broader market declined. In the third quarter, REITs declined along with the broader market as it appeared that deteriorating occupancies and rents caught up with the sector. In the fourth quarter, REITs were flat while the broader market surged.

From an attribution perspective, the bulk of the underperformance came from sector allocation. The larger

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

U.S. Real Estate Portfolio (cont'd)

detractions came from an overweight to the hotel, apartment and office sectors. The cause for the weakness in these sectors was the weaker than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast, the retail sector experienced favorable demand from tenants. Thus, the favorable attribution from the overweight of the mall sub-sector was primarily offset by an underweight to the strip shopping center sub-sector, where we view the stocks as expensive and vulnerable to the more successful discount stores.

We continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. We reduced our position in apartments due to continued supply and weak levels of demand. We retained a significant overweight in the hotel sector where we are finding 30% to 40% discounts to asset value. We reduced our weight in the office sector and continue to favor urban assets, which feature longer lease terms. We increased our overweighting to the malls, where we continue to see good relative value.

MARKET OUTLOOK
Given the dramatic slowdown in new construction of real estate, we expect to see occupancy rates, rental levels, and property values to recover when demand recovers. There is some risk that non-dedicated real estate investors may rotate out of REITs and into early cyclical stocks that are likely to benefit more in the beginning stages of an economic recovery. However, since the sector is already trading on par with underlying asset value, we believe share price declines would result in additional corporate share repurchases, which would support valuations.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
U.S. Real Estate Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
REAL ESTATE (97.3%)
DIVERSIFIED (1.8%)
Frontline Capital Group                            (a)(d)1,179,600     $     @--
Vornado Realty Trust REIT                                  336,800        12,529
--------------------------------------------------------------------------------
                                                                          12,529
================================================================================
HEALTH CARE (0.6%)
Ventas, Inc. REIT                                          340,600         3,900
--------------------------------------------------------------------------------
INDUSTRIAL (8.3%)
AMB Property Corp. REIT                                    966,600        26,446
ProLogis Trust REIT                                      1,216,999        30,608
--------------------------------------------------------------------------------
                                                                          57,054
================================================================================
LODGING/RESORTS (10.3%)
Hilton Hotels Corp.                                      1,214,300        15,434
Host Marriot Corp. REIT                               (a)2,796,300        24,747
Innkeepers USA Trust REIT                                   27,100           208
Interstate Hotels & Resorts, Inc.                        (a)28,830           138
John Q. Hammons Hotels, Inc.                            (a)103,500           572
Starwood Hotels & Resorts Worldwide, Inc.                1,229,093        29,179
Wyndham International, Inc., Class A                  (a)1,468,154           338
--------------------------------------------------------------------------------
                                                                          70,616
================================================================================
MIXED (1.0%)
Kilroy Realty Corp. REIT                                   311,200         7,173
--------------------------------------------------------------------------------
OFFICE (16.4%)
Arden Realty, Inc. REIT                                  1,118,300        24,771
Beacon Capital Partners, Inc.                        (a)(i)335,100         1,743
Boston Properties, Inc. REIT                               848,450        31,274
Equity Office Properties Trust REIT                      1,294,367        32,333
Mack-Cali Realty Corp. REIT                                 66,700         2,021
Reckson Associates Realty Corp. REIT                       323,500         6,810
SL Green Realty Corp. REIT                                 274,400         8,671
Trizec Properties, Inc. REIT                               528,400         4,962
--------------------------------------------------------------------------------
                                                                         112,585
================================================================================
OTHER (6.9%)
Atlantic Gulf Communities Corp.                      (a)(i)140,284           @--
Brookfield Properties Corp.                              2,096,301        42,345
Internap Network Services Corp.                          (a)18,427             7
Pacific Gulf Properties, Inc.                           (d)413,000            10
Wellsford Real Properties, Inc.                         (a)305,949         4,822
--------------------------------------------------------------------------------
                                                                          47,184
================================================================================
RESIDENTIAL APARTMENTS (20.8%)
Amli Residential Properties Trust REIT                     139,000         2,958
Apartment Investment & Management Co.,
  Class A REIT                                             494,500        18,534
Archstone-Smith Trust REIT                               1,344,196        31,642
AvalonBay Communities, Inc. REIT                         1,064,962        41,683
Equity Residential REIT                                  1,126,480        27,689
Essex Property Trust, Inc. REIT                            343,400        17,462
Gables Residential Trust REIT                               69,200         1,725
Post Properties, Inc. REIT                                  43,100         1,030
Summit Properties, Inc. REIT                                26,100           464
--------------------------------------------------------------------------------
                                                                         143,187
================================================================================
RESIDENTIAL MANUFACTURED HOMES (3.4%)
Chateau Communities, Inc. REIT                             546,152     $  12,561
Manufactured Home Communities, Inc. REIT                   221,800         6,572
Sun Communities, Inc. REIT                                 107,000         3,913
--------------------------------------------------------------------------------
                                                                          23,046
================================================================================
RETAIL REGIONAL MALLS (18.8%)
Forest City Enterprises, Inc., Class A                      84,100         2,805
General Growth Properties, Inc. REIT                       483,900        25,163
Macerich Co. (The) REIT                                     43,000         1,322
Rouse Co. (The) REIT                                     1,074,200        34,052
Simon Property Group, Inc. REIT                          1,448,700        49,357
Taubman Centers, Inc. REIT                               1,013,678        16,452
--------------------------------------------------------------------------------
                                                                         129,151
================================================================================
RETAIL STRIP CENTERS (4.0%)
Burnham Pacific Property, Inc.                          (d)113,290           110
Chelsea Property Group, Inc. REIT                            6,400           213
Federal Realty Investment Trust REIT                       809,400        22,760
JDN Realty Corp. REIT                                          473             5
Regency Centers Corp. REIT                                 136,300         4,329
--------------------------------------------------------------------------------
                                                                          27,417
================================================================================
SELF STORAGE (5.0%)
Public Storage, Inc. REIT                                  676,590        21,861
Shurgard Storage Centers, Inc., Class A REIT               404,600        12,680
--------------------------------------------------------------------------------
                                                                          34,541
================================================================================
  TOTAL COMMON STOCKS (COST $658,639)                                    668,383
================================================================================
PREFERRED STOCKS (1.3%)
REAL ESTATE (1.3%)
LODGING/RESORTS (0.8%)
Wyndham International, Inc., Series I                    (d)79,846         5,766
--------------------------------------------------------------------------------
OFFICE (0.5%)
Wyndham International, Inc., Series II                   (d)42,734         3,233
--------------------------------------------------------------------------------
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B            (a)(d)107,021           @--
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $6,570)                                     8,999
================================================================================
CONVERTIBLE PREFERRED STOCK (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B
  (COST $758)                                         (a)(d)75,765           @--
================================================================================

                                                             NO.OF
                                                          WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Class A,
  expiring 6/24/04                                    (a)(d)62,000           @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/23/04                                    (a)(d)50,510           @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/24/04                                    (a)(d)62,000           @--
Atlantic Gulf Communities Corp., Class C,
  expiring 6/23/04                                    (a)(d)50,510           @--

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         U.S. Real Estate Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                             NO.OF         VALUE
                                                          WARRANTS         (000)
--------------------------------------------------------------------------------
REAL ESTATE (CONT'D)
Atlantic Gulf Communities Corp., Class C,
  expiring 6/24/04                                    (a)(d)62,000     $     @--
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $--@)                                                 @--
================================================================================

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
REPURCHASE AGREEMENT (1.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03
  (COST $8,890)                                       $   (f)8,890         8,890
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $674,857)                                686,272
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
  Cash                                                         179
  Dividends Receivable                                       5,244
  Receivable for Investments Sold                            3,839
  Receivable for Portfolio Shares Sold                         684
  Other                                                         13         9,959
--------------------------------------------------------------------------------
LIABILITIES (-1.4%)
  Payable for Portfolio Shares Redeemed                     (6,973)
  Investment Advisory Fees Payable                          (1,478)
  Payable for Investments Purchased                           (686)
  Administrative Fees Payable                                 (104)
  Directors' Fees and Expenses Payable                         (37)
  Distribution Fees, Class B                                   (24)
  Custodian Fees Payable                                       (16)
  Other Liabilities                                            (55)       (9,373)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 686,858
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 687,071
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      (32)
Accumulated Net Realized Gain (Loss)                                     (11,596)
Unrealized Appreciation (Depreciation) on Investments                     11,415
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 686,858
================================================================================
CLASS A:
NET ASSETS                                                             $ 655,274
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 48,358,333 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   13.55
================================================================================
CLASS B:
NET ASSETS                                                             $  31,584
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,344,747 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $   13.47
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held $9,119,000 of fair valued securities, representing 1.3% of net assets.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) -- Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. and Beacon Capital Partners, Inc. were acquired 6/97 and 3/98, respectively, at a cost of $790,000 and $1,743,000, respectively. At December 31, 2002, these securities had an aggregate market value of $1,743,000, representing 0.3% of net assets.
@ --   Value is less than $500.
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Value Equity Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

FINANCIAL SERVICES           33.3%
HEALTH CARE                  11.7%
INTEGRATED OILS              11.2%
PRODUCER DURABLES             9.8%
MATERIALS & PROCESSING        8.3%
OTHER                        25.7%

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

          VALUE EQUITY PORTFOLIO-CLASS A    RUSSELL 1000 VALUE INDEX
1992                              500000                      500000
1993                              575720                      590350
1994                              568322                      578637
1995                              759812                      800603
1996                              909754                      973853
1997                             1175416                     1316455
1998                             1278735                     1522217
1999                             1427451                     1634100
2000                             1685535                     1748813
2001                             1659409                     1650983
2002                             1257321                     1394868

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                                  TOTAL RETURNS(2)
                                    ------------------------------------------
                                                         AVERAGE ANNUAL
                                                ------------------------------
                                         ONE       FIVE        TEN       SINCE
                                        YEAR      YEARS      YEARS   INCEPTION
------------------------------------------------------------------------------
Portfolio - Class A (3)               (24.22)%     1.36%      9.66%       9.46%
Portfolio - Class B (4)               (24.32)      1.12        N/A        7.08
Russell 1000 Value Index - Class A    (15.52)      1.16      10.80       11.04
Russell 1000 Value Index - Class B    (15.52)      1.16        N/A        8.16
S&P 500 Index - Class A               (22.09)     (0.58)      9.35       10.34
S&P 500 Index - Class B               (22.09)     (0.58)       N/A        6.76

(1) The Russell 1000 Value Index (the "Index") consists of the largest 1000 companies in the Russell 3000 Index. This Index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 31, 1990
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.

For the year ended December 31, 2002, the Portfolio had a total return of -24.22% for the Class A shares and -24.32% for the Class B shares compared to -15.52% for the Russell 1000 Value Index (the "Russell Index") and -22.09% for the S&P 500 Index (the "S&P Index").

MARKET REVIEW
Stocks in the U.S. suffered a third straight year of decline in 2002, as concerns about the pace of economic recovery, corporate governance scandals and geo-political issues took center stage. The Portfolio in comparison to the Russell Index had a relative performance differential of 870 basis points. Sector selection and stock selection were both negative factors affecting performance results for the year.

Sector selection was most unfavorable in the telephone services group, where the Portfolio is overweighted relative to the Russell Index. The Portfolio's underweights in the beverages & personal products and utility areas were also negatives. An overexposure in the heavy industry sector, however, proved to

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Value Equity Portfolio (cont'd)

be a positive, as did an underweight in the consumer services area. Other sector exposures were, essentially, neutral factors overall.

Stock selection detracted from Portfolio results in 2002, most notably in telephone services and health care stocks. Relatively good performance in the consumer durables, retail, and food & tobacco names provided a partial offset.

MARKET OUTLOOK
Although the prospect of war with Iraq and other geo-political concerns impact the level of uncertainty among investors, the general economic outlook for the U.S. appears to be somewhat more encouraging as we move into the new year. Weak capital spending, which has been widely identified as the primary cause of slow economic growth may be showing some signs of improving now that profits are recovering, and this may demonstrate gradually stronger momentum as depleted inventories are rebuilt and capital equipment expenditures increase. Consumer spending has been strong and should remain a factor as the mortgage refinancing wave continues to fuel the psychology of the retail buyer, and low interest rates continue to underpin strong housing and auto sales. The job market remains relatively stable, and after-tax incomes are growing. Also, a weaker U.S. dollar should impact export volumes positively.

We continue to believe that the Portfolio is well positioned to benefit and perform well as the economy in the U.S. improves and investor sentiment becomes more positive. Our sector distribution demonstrates a distinct cyclical bias, while portfolio valuations are reasonable and overall profitability and growth expectations are favorable, consistent with our disciplined portfolio management process.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Value Equity Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
AUTO & Transportation (3.4%)
AIR TRANSPORT (0.2%)
Continental Airlines, Inc., Class B                      (a)36,100     $     262
--------------------------------------------------------------------------------
AUTO TRUCKS & PARTS (2.1%)
ArvinMeritor, Inc.                                         158,150         2,636
--------------------------------------------------------------------------------
AUTOMOBILES (1.1%)
General Motors Corp.                                        37,250         1,373
--------------------------------------------------------------------------------
                                                                           4,271
================================================================================
CONSUMER DISCRETIONARY (7.6%)
COMMUNICATIONS & MEDIA (0.2%)
Walt Disney Co. (The)                                       18,600           303
--------------------------------------------------------------------------------
COSMETICS (1.9%)
Procter & Gamble Co.                                        27,900         2,398
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.9%)
Liberty Media Corp., Class A                            (a)119,600         1,069
--------------------------------------------------------------------------------
RETAIL (4.6%)
Best Buy Co., Inc.                                       (a)92,300         2,229
Federated Department Stores                               (a)3,100            89
TJX Cos., Inc.                                             171,900         3,356
--------------------------------------------------------------------------------
                                                                           5,674
================================================================================
                                                                           9,444
================================================================================
CONSUMER STAPLES (1.6%)
FOODS (1.6%)
Kraft Foods, Inc., Class A                                  49,250         1,917
--------------------------------------------------------------------------------
FINANCIAL SERVICES (33.3%)
BANKS: OUTSIDE NEW YORK CITY (12.2%)
Bank of America Corp.                                       76,550         5,326
Comerica, Inc.                                              58,300         2,521
PNC Financial Services Group, Inc.                          76,500         3,205
U.S. Bancorp                                               185,000         3,926
--------------------------------------------------------------------------------
                                                                          14,978
================================================================================
DIVERSIFIED FINANCIAL SERVICES (4.6%)
Citigroup, Inc.                                            160,200         5,637
--------------------------------------------------------------------------------
FINANCE COMPANIES (1.4%)
Mellon Financial Corp.                                      68,200         1,781
--------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (6.6%)
Federal Home Loan Mortgage Corp.                           110,500         6,525
Federal National Mortgage Association                        9,950           640
MBNA Corp.                                                  52,900         1,006
--------------------------------------------------------------------------------
                                                                           8,171
================================================================================
INSURANCE: LIFE (2.8%)
Lincoln National Corp.                                      66,000         2,084
Principal Financial Group, Inc.                             43,700         1,317
--------------------------------------------------------------------------------
                                                                           3,401
================================================================================
INSURANCE: MULTI-LINE (4.7%)
Allstate Corp. (The)                                       137,050         5,070
Prudential Financial, Inc.                                  14,800           470
Travelers Property Casualty Corp., Class A                (a)6,921           101
Travelers Property Casualty Corp., Class B               (a)14,220           208
--------------------------------------------------------------------------------
                                                                           5,849
================================================================================
INVESTMENT MANAGEMENT COMPANIES (1.0%)
JP Morgan Chase & Co.                                       50,250     $   1,206
--------------------------------------------------------------------------------
                                                                          41,023
================================================================================
HEALTH CARE (11.7%)
DRUGS & PHARMACEUTICALS (8.1%)
Abbott Laboratories                                         28,200         1,128
Bristol-Myers Squibb Co.                                    85,700         1,984
Merck & Co., Inc.                                           66,800         3,781
Wyeth                                                       80,850         3,024
--------------------------------------------------------------------------------
                                                                           9,917
================================================================================
HEALTH CARE FACILITIES (1.8%)
Healthsouth Corp.                                       (a)526,800         2,213
--------------------------------------------------------------------------------
HEALTH CARE SERVICES (1.8%)
Health Net, Inc.                                         (a)86,200         2,276
--------------------------------------------------------------------------------
                                                                          14,406
================================================================================
INTEGRATED OILS (11.2%)
OIL: INTEGRATED DOMESTIC (11.2%)
BP plc ADR                                                  49,650         2,018
Exxon Mobil Corp.                                          171,600         5,996
Royal Dutch Petroleum Co. ADR                               73,100         3,218
TotalFinaElf S.A. ADR                                       36,300         2,595
--------------------------------------------------------------------------------
                                                                          13,827
================================================================================
MATERIALS & Processing (8.3%)
BUILDING: MISCELLANEOUS (1.4%)
Masco Corp.                                                 79,950         1,683
--------------------------------------------------------------------------------
CHEMICALS (4.8%)
Air Products & Chemicals, Inc.                              68,100         2,911
Engelhard Corp.                                             51,300         1,147
Millennium Chemicals, Inc.                                  99,950           952
PPG Industries, Inc.                                        16,700           837
--------------------------------------------------------------------------------
                                                                           5,847
================================================================================
CONTAINERS & PACKAGING: PAPER & PLASTIC (1.1%)
Smurfit-Stone Container Corp.                            (a)91,400         1,407
--------------------------------------------------------------------------------
PAPER (1.0%)
Weyerhaeuser Co.                                            26,100         1,284
--------------------------------------------------------------------------------
                                                                          10,221
================================================================================
OTHER ENERGY (2.3%)
ENERGY MISCELLANEOUS (0.6%)
Noble Corp.                                              (a)19,800           696
--------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (1.7%)
Cooper Cameron Corp.                                     (a)42,100         2,097
--------------------------------------------------------------------------------
                                                                           2,793
================================================================================
PRODUCER DURABLES (9.8%)
AEROSPACE (3.4%)
Boeing Co. (The)                                            36,800         1,214
General Dynamics Corp.                                      20,400         1,619
United Technologies Corp.                                   21,950         1,360
--------------------------------------------------------------------------------
                                                                           4,193
================================================================================
INDUSTRIAL PRODUCTS (1.0%)
Stanley Works (The)                                         33,700         1,165
--------------------------------------------------------------------------------
MACHINERY: CONSTRUCTION & HANDLING (1.3%)
Caterpillar, Inc.                                           35,300         1,614
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Value Equity Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (CONT'D)
MANUFACTURING (4.1%)
Honeywell International, Inc.                               12,250     $     294
Tyco International Ltd.                                    280,000         4,783
--------------------------------------------------------------------------------
                                                                           5,077
================================================================================
                                                                          12,049
================================================================================
TECHNOLOGY (4.1%)
COMMUNICATIONS TECHNOLOGY (2.0%)
ADC Telecommunications, Inc.                            (a)169,700           355
Lucent Technologies, Inc.                               (a)241,700           304
Motorola, Inc.                                             149,450         1,293
Tellabs, Inc.                                            (a)64,500           469
--------------------------------------------------------------------------------
                                                                           2,421
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.5%)
Check Point Software Technologies                        (a)47,000           610
--------------------------------------------------------------------------------
COMPUTER TECHNOLOGY (0.6%)
Hewlett-Packard Co.                                         43,700           759
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.0%)
Agere Systems, Inc., Class A                              (a)2,605             4
Koninklijke Philips Electronics N.V. (NY Shares)            68,250         1,206
--------------------------------------------------------------------------------
                                                                           1,210
================================================================================
                                                                           5,000
================================================================================
UTILITIES (5.0%)
UTILITIES: TELECOMMUNICATIONS (5.0%)
SBC Communications, Inc.                                   128,950         3,496
Verizon Communications, Inc.                                68,400         2,650
--------------------------------------------------------------------------------
                                                                           6,146
================================================================================
  TOTAL COMMON STOCKS (COST $135,941)                                    121,097
================================================================================

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
J.P. Morgan Securities, Inc., 1.05%,
  dated 12/31/02, due 1/2/03 (COST $2,849)              $ (f)2,849         2,849
--------------------------------------------------------------------------------

                                                             VALUE         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $138,790)                             $ 123,946
================================================================================
OTHER ASSETS (0.2%)
  Dividends Receivable                                  $      183
  Receivable for Portfolio Shares Sold                           2
  Other                                                          6           191
--------------------------------------------------------------------------------
LIABILITIES (-0.8%)
  Payable for Portfolio Shares Redeemed                       (552)
  Payable for Investments Purchased                           (163)
  Investment Advisory Fees Payable                            (129)
  Distribution Fees, Class B                                   (28)
  Administrative Fees Payable                                  (20)
  Directors' Fees and Expenses Payable                         (18)
  Custodian Fees Payable                                        (3)
  Other Liabilities                                            (15)         (928)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $ 123,209
================================================================================
Net Assets Consist Of:
Paid-in Capital                                                        $ 163,825
Undistributed (Distributions in Excess of)
  Net Investment Income                                                       (1)
Accumulated Net Realized Gain (Loss)                                     (25,771)
Unrealized Appreciation (Depreciation) on Investments                    (14,844)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 123,209
================================================================================
CLASS A:
NET ASSETS                                                             $  76,452
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,607,801 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.21
================================================================================
CLASS B:
NET ASSETS                                                             $  46,757
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,486,421 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.21
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR -- American Depositary Receipts

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Emerging Markets Debt Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

MEXICO                      19.7%
BRAZIL                      16.0%
RUSSIA                      15.2%
VENEZUELA                    6.6%
COLOMBIA                     5.7%
OTHER                       36.8%

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT

        EMERGING MARKETS DEBT             J.P. MORGAN EMERGING
            PORTFOLIO-CLASS A        MARKETS BOND GLOBAL INDEX
*                     500,000                          500,000
1994                  429,500                          404,780
1995                  550,748                          511,541
1996                  828,986                          691,741
1997                  978,949                          774,404
1998                  627,017                          685,007
1999                  810,231                          850,641
2000                  914,022                          973,218
2001                1,010,634                          986,454
2002                1,124,735                        1,115,778

 * Commenced operations on February 1, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1)

                                       TOTAL RETURNS(2)
                                ------------------------------
                                               AVERAGE ANNUAL
                                            ------------------
                                  ONE         FIVE       SINCE
                                 YEAR        YEARS   INCEPTION
--------------------------------------------------------------
Portfolio - Class A(3)          11.29%        2.89%       9.59%
Portfolio - Class B(4)          10.34         2.63       10.38
Index - Class A                 13.11         7.58        9.42
Index - Class B                 13.11         7.58       11.60

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 1, 1994
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility.

For the year ended December 31, 2002, the Portfolio had a total return of 11.29% for the Class A shares and 10.34% for the Class B shares compared to 13.11% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index").

MARKET REVIEW
The emerging market debt (EMD) asset class has spent the better part of the last decade trying to shake its reputation for high risk and volatile return pattern. With another year of muted volatility and solid returns under its belt in 2002, it seems likely that EMD could receive some overdue attention by investors seeking higher yields in 2003.

EMD performed quite well in 2002 due to the substantial decline in U.S. Treasury yields and contracting yield spreads for most EMD issues. More importantly, a number of positive trends gained momentum over the course of the year, including a continued improvement in overall credit quality, a

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Emerging Markets Debt Portfolio (cont'd)

steady decline in inter-country correlations and continued new allocations to the EMD asset class.

Relative returns were aided by security selection decisions in Russia, security selection in Indonesian corporates undergoing restructuring and consistent underweights in both Ecuador and Uruguay. Defensive positioning in Brazil, during the fourth quarter, detracted from relative returns, as did an overweight in Venezuelan assets.

The EMD asset class got off to a very strong start in 2002 as spreads tightened by over 130 basis points during the first five months of the year. The rebound in the global economy and significant inflows into EMD were major factors driving this strong absolute performance. Motivated by evidence of a turn in the global economic cycle and low nominal interest rates in the developed world, many investors increased their EMD allocations. In addition, oil exporters such as Ecuador, Mexico, Nigeria, Russia and Venezuela performed particularly well in this environment as a result of higher than expected oil prices.

The strong start for EMD gave way to a period of heightened volatility during the late spring and summer months. A left-leaning presidential candidate in Brazil unsettled the markets, as did a pause in global economic activity and revelations of corporate accounting scandals. These events rattled investor confidence in all financial markets and caused EMD to give back all of the gains earned during the first few months of the year. During the third quarter, the intensification of market volatility and the acknowledgement that new capital flows would not be forthcoming to Latin America caused EMD bond prices to fall further; yield spreads widened more than 300 basis points between May and the end of September. Fortunately, the asset class reversed course and rallied strongly during the final quarter of the year, allowing the yield spread on the overall Index to end the year 15 basis points below its starting level. The year end EMD rally was largely a response to the improvement in other non-Treasury bond markets, the sharp turnaround in equity prices in the final few months of the year, and the U.S. Federal Reserve's early November 50 basis point cut in the federal funds target rate.

There was tremendous dispersion in the performance of EMD countries during 2002 as a number of countries posted total returns above 20% including Russia, South Africa, Turkey and Pakistan; while other countries such as Argentina, Brazil and Uruguay experienced negative returns.

MARKET OUTLOOK
As is usually the case, the high current income provided by EMD bonds may provide some protection against the potential for rising interest rates within the developed markets. Moreover, the combination of favorable liquidity conditions, a rebounding U.S. economy and the continuation of EMD inflows from new investors may provide a strong foundation supporting the EMD asset class in 2003.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Debt Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (96.8%)
ALGERIA (0.7%)
SOVEREIGN (0.7%)
Republic of Algeria, Tranche 1, 7.188%, 3/31/10        $       361     $     336
--------------------------------------------------------------------------------
ARGENTINA (3.2%)
SOVEREIGN (3.2%)
Republic of Argentina, 11.375%, 3/15/10                      1,070           235
Republic of Argentina, 11.75%, 4/07/09                       1,120           252
Republic of Argentina, 11.75%, 6/15/15                       1,060           243
Republic of Argentina, Series L-GP,
  6.00%, 3/31/23                                             1,820           837
--------------------------------------------------------------------------------
                                                                           1,567
================================================================================
BRAZIL (16.0%)
SOVEREIGN (16.0%)
Federative Republic of Brazil, 2.563%, 4/15/24            (h)1,600           964
Federative Republic of Brazil, 2.625%, 4/15/09            (h)1,017           674
Federative Republic of Brazil, 2.625%, 4/15/12              (h)650           354
Federative Republic of Brazil, 8.875%, 4/15/24               2,880         1,555
Federative Republic of Brazil, 12.00%, 4/15/10                 660           478
Federative Republic of Brazil, 12.25%, 3/06/30                 250           174
Federative Republic of Brazil, 12.75%, 1/15/20                 440           308
Federative Republic of Brazil, Series C,
  8.00%, 4/15/14                                             2,746         1,799
Federative Republic of Brazil, Series Z-L,
  2.625%, 4/15/12                                         (h)2,830         1,528
--------------------------------------------------------------------------------
                                                                           7,834
================================================================================
BULGARIA (2.0%)
SOVEREIGN (2.0%)
Republic of Bulgaria, 8.25%, 1/15/15                        (e)373           407
Republic of Bulgaria, (Registered), 8.25%, 1/15/15             350           382
Republic of Bulgaria, Front Loaded Interest
  Reduction Bond, Series A, 2.688%, 7/28/12                 (h)190           180
--------------------------------------------------------------------------------
                                                                             969
================================================================================
CHILE (0.9%)
CORPORATE (0.9%)
Empresa Nacional De Petroleo, 6.75%, 11/15/12               (e)420           443
--------------------------------------------------------------------------------
COLOMBIA (5.7%)
SOVEREIGN (5.7%)
Republic of Colombia, 9.75%, 4/23/09                           220           227
Republic of Colombia, 9.75%, 4/09/11                         1,744         1,800
Republic of Colombia, 10.50%, 7/09/10                          710           745
--------------------------------------------------------------------------------
                                                                           2,772
================================================================================
CROATIA (0.7%)
SOVEREIGN (0.7%)
Croatia, Series A, 2.688%, 7/31/10                       (e)(h)327           324
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC (0.6%)
SOVEREIGN (0.6%)
Dominican Republic, 9.50%, 9/27/06                          (e)100           107
Dominican Republic, (Registered), 9.50%, 9/27/06               190           205
--------------------------------------------------------------------------------
                                                                             312
================================================================================
EL SALVADOR (1.0%)
SOVEREIGN (1.0%)
Republic of El Salvador, 7.75%, 1/24/23                     (e)480           478
--------------------------------------------------------------------------------
INDONESIA (0.8%)
CORPORATE (0.8%)
Tjiwi Kimia Finance Mauritius Ltd.,
  10.00%, 8/01/04                                      $    (b)380     $      93
Tjiwi Kimia International BV, 13.25%, 8/1/49              (b)1,190           292
--------------------------------------------------------------------------------
                                                                             385
================================================================================
IVORY COAST (0.6%)
SOVEREIGN (0.6%)
Ivory Coast, 2.00%, 3/29/18                               (h)1,460           183
Ivory Coast, PDI, 2.00%, 3/29/18                         (b)(h)988           128
--------------------------------------------------------------------------------
                                                                             311
================================================================================
MALAYSIA (3.4%)
SOVEREIGN (3.4%)
Malaysia, 7.50%, 7/15/11                                     1,460         1,679
--------------------------------------------------------------------------------
MAURITIUS (0.6%)
CORPORATE (0.6%)
Pindo Deli Financial Mauritius, 10.75%, 10/01/07       (b)(e)1,300           299
--------------------------------------------------------------------------------
MEXICO (19.6%)
CORPORATE (4.6%)
Pemex Project Funding Master Trust,
  8.625%, 2/01/22                                           (e)480           506
Pemex Project Funding Master Trust,
  9.125%, 10/13/10                                             890         1,014
Petroleos Mexicanos, 9.50%, 9/15/27                            650           748
--------------------------------------------------------------------------------
                                                                           2,268
================================================================================
SOVEREIGN (15.0%)
United Mexican States, (MTN), 8.30%, 8/15/31                 2,170         2,296
United Mexican States, 11.375%, 9/15/16                      1,620         2,171
United Mexican States, Series A, 9.875%, 2/01/10          (h)2,350         2,885
--------------------------------------------------------------------------------
                                                                           7,352
================================================================================
                                                                           9,620
================================================================================
MOROCCO (2.3%)
SOVEREIGN (2.3%)
Kingdom of Morocco, Series A, 2.563%, 1/01/09             (h)1,242         1,134
--------------------------------------------------------------------------------
NIGERIA (1.0%)
SOVEREIGN (1.0%)
Central Bank of Nigeria, 6.25%,11/15/20                     (n)750           510
--------------------------------------------------------------------------------
PANAMA (2.9%)
SOVEREIGN (2.9%)
Republic of Panama, 2.25%, 7/17/16                          (h)286           228
Republic of Panama, 9.375%, 4/01/29                            770           826
Republic of Panama, 9.625%, 2/08/11                            345           377
--------------------------------------------------------------------------------
                                                                           1,431
================================================================================
PERU (4.7%)
SOVEREIGN (4.7%)
Republic of Peru, 9.125%, 2/21/12                              980           960
Republic of Peru, Front Loaded Interest
  Reduction Bond, 4.00%, 3/07/17                            (h)940           668
Republic of Peru, Front Loaded Interest
  Reduction Bond, 4.50%, 3/07/17                            (h)872           680
--------------------------------------------------------------------------------
                                                                           2,308
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Emerging Markets Debt Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                              FACE
                                                            AMOUNT         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
PHILIPPINES (1.5%)
SOVEREIGN (1.5%)
Republic of Philippines, 9.375%, 1/18/17                $      730     $     750
--------------------------------------------------------------------------------
POLAND (0.8%)
SOVEREIGN (0.8%)
Republic of Poland, 3.75%, 10/27/24                         (n)470           395
--------------------------------------------------------------------------------
QATAR (0.9%)
SOVEREIGN (0.9%)
State of Qatar, (Registered), 9.75%, 6/15/30                   350           445
--------------------------------------------------------------------------------
RUSSIA (15.2%)
SOVEREIGN (15.2%)
Russia Federation, 5.00%, 3/31/30                         (e)(n)65            52
Russia Federation, 5.00%, 3/31/30                         (n)4,003         3,172
Russia Federation, 8.25%, 3/31/10                              305           323
Russia Federation, 8.25%, 3/31/10                             (e)5             5
Russia Federation, 8.75%, 7/24/05                              740           802
Russia Federation, 12.75%, 6/24/28                           2,350         3,114
--------------------------------------------------------------------------------
                                                                           7,468
================================================================================
SOUTH AFRICA (1.7%)
SOVEREIGN (1.7%)
Republic of South Africa, 7.375%, 4/25/12                      790           855
--------------------------------------------------------------------------------
SOUTH KOREA (1.7%)
CORPORATE (1.2%)
Korea Electric Power, 7.75%, 4/01/13                           500           602
--------------------------------------------------------------------------------
SOVEREIGN (0.5%)
Republic of Korea, Global Bond, 8.875%, 4/15/08                200           248
--------------------------------------------------------------------------------
                                                                             850
================================================================================
TUNISIA (0.4%)
CORPORATE (0.4%)
Banque Centrale de Tunisie, 7.375%, 4/25/12                    210           220
--------------------------------------------------------------------------------
TURKEY (0.9%)
SOVEREIGN (0.9%)
Republic of Turkey, 12.375%, 6/15/09                           410           445
--------------------------------------------------------------------------------
UKRAINE (0.4%)
SOVEREIGN (0.4%)
Ukraine Government, 11.00%, 3/15/07                            192           197
--------------------------------------------------------------------------------
VENEZUELA (6.6%)
SOVEREIGN (6.6%)
Republic of Venezuela, 9.25%, 9/15/27                        2,080         1,407
Republic of Venezuela, Debt Conversion Bond,
  Series DL, 2.3125%, 12/18/07                            (h)1,786         1,370
Republic of Venezuela, Series A, 6.75%, 3/31/20                540           435
--------------------------------------------------------------------------------
                                                                           3,212
================================================================================
  TOTAL DEBT INSTRUMENTS (COST $47,669)                                   47,549
================================================================================

                                                            NO. OF
                                                            RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.1%)
MEXICO (0.1%)
United Mexican States, Value Recovery
  Rights, Series A, expiring 6/30/03
  (COST $--@)                                        (a)12,466,000            38
--------------------------------------------------------------------------------

                                                            NO. OF         VALUE
                                                          WARRANTS         (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
Occidente y Caribe Cellular, expiring 3/15/04         (a)(e)20,600     $     @--
--------------------------------------------------------------------------------
NIGERIA (0.0%)
Central Bank of Nigeria, expiring 11/15/20             (a)(d)7,750           @--
--------------------------------------------------------------------------------
VENEZUELA (0.0%)
Republic of Venezuela, expiring 4/15/20                   (a)2,700           @--
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $13)                                                  @--
================================================================================
TOTAL INVESTMENTS (96.9%) (COST $47,682)                                  47,587
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (3.6%)
  Interest Receivable                                  $     1,038
  Receivable for Investments Sold                              562
  Receivable Due from Broker                                    85
  Receivable for Portfolio Shares Sold                          59
  Other                                                          6         1,750
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Investment Advisory Fees Payable                             (93)
  Bank Overdraft Payable                                       (92)
  Directors' Fees and Expenses Payable                         (13)
  Administrative Fees Payable                                   (9)
  Custodian Fees Payable                                        (4)
  Other Liabilities                                            (14)         (225)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $  49,112
================================================================================
Net Assets Consist Of:
Paid-in Capital                                                        $ 143,644
Undistributed (Distributions in Excess of)
  Net Investment Income                                                     (570)
Accumulated Net Realized Gain (Loss)                                     (93,770)
Unrealized Appreciation (Depreciation) on Investments
  and Futures                                                               (192)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  49,112
================================================================================
CLASS A:
NET ASSETS                                                             $  48,769
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,556,458 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    2.95
================================================================================
CLASS B:
NET ASSETS                                                             $     343
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 114,172 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    3.00
================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Emerging Markets Debt Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

(a) -- Non-income producing security
(b) -- Issuer is in default.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements. At December 31, 2002, the Portfolio held fair valued securities representing less than 0.05% of net assets.
(e) -- 144A security - certain conditions for public sale may exist.
(h) -- Variable/Floating Rate Security - interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 2002.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
@ --   Value is less than $500.
MTN -- Medium-Term Note
PDI -- Past Due Interest

FUTURES CONTRACTS:
The Portfolio had the following futures contract(s) open at period end:

                                                                 NET
                   NUMBER       NOTIONAL                      UNREALIZED
                     OF           VALUE        EXPIRATION     GAIN/(LOSS)
                  CONTRACTS       (000)           DATE           (000)
-------------------------------------------------------------------------
     SHORT:
 U.S. Treasury
   5 yr. Note        53         US$6,002         Mar-03          $ (97)
                                                                 ======

-------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Money Market Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

US GOVERNMENT & AGENCY SECURITIES        25.6%
INTERNATIONAL BANKS                      16.8%
INTEGRATED OIL COMPANIES                 11.3%
DIVERSIFIED FINANCIAL SERVICES            8.0%
MAJOR BANKS                               7.7%
OTHER                                    30.6%

[CHART]

COMPARATIVE MONTHLY AVERAGE YIELDS

          MONEY MARKET PORTFOLIO             iMONEYNET MONEY FUND
                   30 DAY YIELDS                COMPARABLE YIELDS
Jan                         1.46                             1.49
Feb                         1.35                             1.41
Mar                          1.3                             1.37
Apr                         1.31                             1.37
May                         1.33                             1.33
Jun                         1.35                             1.32
Jul                         1.33                             1.29
Aug                         1.31                             1.26
Sept                        1.29                             1.24
Oct                         1.26                             1.21
Nov                         1.26                             1.07
Dec                         1.16                             0.92

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2002, were 1.02% and 1.03%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

MARKET REVIEW
The Federal Open Market Committee, having lowered its federal funds target to 1.75% on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25%, a 41 year low. The Federal Reserve Bank has taken this accommodative posture as it tries to moderate the slowing pace of economic activity until greater confidence is achieved. Against this backdrop, money market yield levels have fallen to record lows.

With the federal funds target rate at such low levels for 2002, the economy appears to be firming. Gross Domestic Product growth rebounded to 4% in the third quarter of 2002, up from just 1.3% in the second quarter. However, early fourth quarter data have been mixed. The Institute for Supply Management Manufacturing Index rose in both November and December. The December level of
54.7 was well above expected, and the first reading above 50 since August. After declining for all of the third quarter, the Index of Leading Economic Indicators rose in both October and November. However, non-farm payrolls contracted in three of the final four months of 2002, and durable goods orders unexpectedly fell 1.4% in November, after a 1.7% gain in October.

Given the extremely low level of money market interest rates and our belief that the U.S. economy will continue to recover over the next year, we have begun to prudently shorten the weighted average maturity of the Portfolio slightly. Throughout the year, we maintained our high credit standards in the Portfolio by using a significant proportion of Federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to those issuers possessing

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Money Market Portfolio (cont'd)

both top short-term credit ratings and relatively high long-term debt ratings.

On December 31, 2002, approximately 42% of the Portfolio was invested in high-quality commercial paper, 25% in Federal agency obligations, 18% in repurchase agreements and the remaining 15% in short-term bank notes and certificates of deposit issued by financially strong commercial banks. The average maturity of the Portfolio was 45 days. At the end of the fiscal period, 83% of the Portfolio's holdings were due to mature in less than three months. Consequently, we believe that the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK
We expect the pace of economic activity during the first six months of 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

January 2003

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Money Market Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets

                                                              FACE     AMORTIZED
                                                            AMOUNT          COST
                                                             (000)         (000)
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (82.5%)
BANKING (2.2%)
Northern Trust, 1.70%, 1/07/03                         $    30,000   $    29,991
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (8.0%)
General Electric Capital Corp., 1.68%, 2/11/03              55,000        54,896
Mortgage Interest Networking Trust,
  1.33%, 1/21/03                                            55,000        54,959
--------------------------------------------------------------------------------
                                                                         109,855
================================================================================
FINANCE - AUTOMOTIVE (2.9%)
BMW US Capital Corp., 1.40%, 1/09/03                        40,000        39,987
--------------------------------------------------------------------------------
FINANCE - CONSUMER (4.0%)
New Center Asset Trust, 1.33%, 1/10/03                      25,000        24,992
New Center Asset Trust, 1.33%, 1/28/03                      30,000        29,970
--------------------------------------------------------------------------------
                                                                          54,962
================================================================================
INSURANCE (4.0%)
AIG Funding, 1.31%, 1/30/03                                 55,000        54,942
--------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES (11.3%)
BP America, Inc., 1.33%, 6/02/03                            55,000        54,694
ChevronTexaco Corp., 1.32%, 1/15/03                         50,000        49,974
Shell Finance plc, 1.72%, 3/11/03                           50,000        49,837
--------------------------------------------------------------------------------
                                                                         154,505
================================================================================
INTERNATIONAL BANKS (16.8%)
BNP Paribas Finance, Inc., 1.73%, 1/16/03                   55,000        55,000
Lloyds TSB Bank plc, 1.32%, 2/19/03                         40,000        40,001
Royal Bank of Scotland, 1.33%, 1/06/03                      40,000        39,993
Societe Generale, 1.33%, 2/24/03                            55,000        54,891
Westpac Capital Corp., 1.30%, 2/12/03                       40,000        39,939
--------------------------------------------------------------------------------
                                                                         229,824
================================================================================
MAJOR BANKS (7.7%)
Citibank N.A., 1.32%, 2/20/03                               50,000        50,001
State Street Bank & Trust Co., 1.35%, 1/03/03               55,000        55,000
--------------------------------------------------------------------------------
                                                                         105,001
================================================================================
US GOVERNMENT & Agency Securities (25.6%)
Federal Farm Credit Bank, 1.48%, 8/06/03                    25,000        24,780
Federal National Mortgage Association,
  1.28%, 3/12/03                                            50,000        49,876
Federal National Mortgage Association,
  1.28%, 4/15/03                                            40,715        40,566
Federal National Mortgage Association,
  1.28%, 5/07/03                                            40,000        39,822
Federal National Mortgage Association,
  1.52%, 4/30/03                                            30,000        29,850
Federal National Mortgage Association,
  1.68%, 2/14/03                                            50,000        49,898
Federal National Mortgage Association,
  1.69%, 1/10/03                                            26,000        25,989
Federal National Mortgage Association,
  1.73%, 4/23/03                                            50,000        49,734
Federal National Mortgage Association,
  1.81%, 2/05/03                                            40,000        39,930
--------------------------------------------------------------------------------
                                                                         350,445
================================================================================
  TOTAL MONEY MARKET INSTRUMENTS (COST $1,129,512)                     1,129,512
================================================================================
REPURCHASE AGREEMENT (17.6%)
Bear Stearns & Co., Tri-Party, 1.25%, dated
  12/31/02, due 1/2/03 (COST $242,000)                 $(f)242,000   $   242,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $1,371,512)                           1,371,512
================================================================================

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash                                                          98
  Interest Receivable                                          409
  Other                                                         62           569
--------------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                          (1,077)
  Dividends Declared                                          (645)
  Administrative Fees Payable                                 (195)
  Directors' Fees and Expenses Payable                        (186)
  Custodian Fees Payable                                       (11)
  Other Liabilities                                            (32)       (2,146)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $1,369,935
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $1,369,847
Undistributed Net Investment Income                                           88
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,369,935
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,370,014,162 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares)                    $     1.00
================================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Investment Overview

Municipal Money Market Portfolio (Unaudited)

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2002)

WEEKLY VARIABLE RATE BONDS               45.9%
COMMERCIAL PAPER                         24.7%
DAILY VARIABLE RATE BONDS                11.8%
MUNICIPAL BONDS & NOTES                  11.6%
PUT OPTION BONDS                          5.8%
OTHER                                     0.2%

[CHART]

COMPARATIVE MONTHLY AVERAGE YIELDS

               MUNICIPAL MONEY MARKET          iMONEYNET MUNICIPAL MONEY FUND
              PORTFOLIO 30 DAY YIELDS                       COMPARABLE YIELDS
Jan                              0.99                                    0.95
Feb                              0.89                                    0.92
Mar                               0.8                                     0.9
Apr                              0.84                                    1.02
May                              0.97                                    1.13
Jun                              0.86                                    0.95
Jul                              0.86                                    0.84
Aug                              0.86                                    0.85
Sept                             0.94                                    0.91
Oct                              1.04                                    1.08
Nov                              1.03                                    1.04
Dec                              0.82                                    0.67

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2002, were 0.93% and 0.93%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 2002 assuming a Federal income tax rate of 38.6% (maximum rate) were 1.51% and 1.51%, respectively. The seven day yields are not necessarily indicative of future performance.

MARKET REVIEW
Tax-free money market yields remained relatively stable during the first half of 2002, which was in line with prevailing monetary policy. The Federal Reserve Board shifted its bias from weakness to neutral and it held constant until November when they reduced the target rate for federal funds to 1.25%, a 41 year low. Subsequently, yields for both fixed-rate and variable-rate municipal money market instruments registered further sharp declines. The Bond Buyer One Year
Note Index, a benchmark indicator for the tax-free money market, decreased from 1.64% to 1.18% between the end of October and the end of December.

At the same time, yields for daily and weekly variable rate demand obligations (VRDOs) declined even more dramatically. Yields for weekly VRDOs fell from a 12 month high of 1.85% in late October to just above 1.00% in early December. The year closed with daily and weekly VRDO yields at more attractive levels as the market faced its traditional seasonal cash outflows. Nonetheless, the market was braced for another drop in yields with the start of 2003, and the heavy cash inflows that normally occur in early January.

During 2002, the net assets of the Portfolio declined 32% to $910 million as investors resisted the meager yields available. Our asset allocation heavily favored VRDOs and short-maturity commercial paper, and the Portfolio's weighted average maturity moved within a short to moderate range. In June, our seasonal purchases of new one year notes were more modest than a year earlier. The low interest rate environment, coupled with increasing municipal budgetary pressures, called for greater restraint in managing portfolio maturity. At the

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Investment Overview

Municipal Money Market Portfolio (cont'd)

end of December, the Portfolio's average maturity was 32 days.

MARKET OUTLOOK
We expect the pace of economic activity during 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity in the world, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an economic environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

January 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Municipal Money Market Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets

                                                                            FACE     AMORTIZED
                                                                          AMOUNT          COST
                                                                           (000)         (000)
----------------------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (99.8%)
FIXED RATE INSTRUMENTS (42.1%)
COMMERCIAL PAPER (24.7%)
Clark County, Nevada, Motor Vehicle Fuel Tax, Ser. B,
  1.00%, 2/12/03                                                       $  15,000     $  15,000
Harris County, Texas, Ser. A-1Notes, 1.15%, 2/06/03                        7,422         7,422
Houston, Texas, Water & Sewer, Ser. 1994 A,
  1.10%, 2/20/03                                                           5,000         5,000
Indiana State Office Building Commission, Hoosier Notes,
  Ser. A, 1.10%, 2/18/03                                                   7,906         7,906
Jacksonville Health Facilities Authority, Florida, St Luke's
  Hospital Association, Ser. 2001 A, 1.25%, 2/26/03                        5,445         5,445
JEA, Florida, Water & Sewer System, Ser. E,
  1.15%, 2/25/03                                                          10,000        10,000
King County, Washington, Sewer Ser. A,
  1.35%, 1/13/03                                                          15,000        15,000
Maryland Health & Higher Educational Facilities Authority,
  Maryland, Johns Hopkins University, Ser. A,
  1.05%, 1/29/03                                                          10,000        10,000
Montgomery County Industrial Development Authority,
  Pennsylvania, PECO Energy Co., Ser. 1994 A,
  1.10%, 1/13/03                                                          13,000        13,000
Montgomery Industrial Development Board, Alabama,
  General Electric Co., Ser. 1990, 1.30%, 1/21/03                         10,000        10,000
New York City Municipal Water Finance Authority,
  New York, Ser. 4, 1.15%, 2/10/03                                         6,500         6,500
Purdue University Dormitory System, Indiana, Ser. 2000,
  1.25%, 2/25/03                                                           6,000         6,000
Rochester, Minnesota, Mayo Foundation, Ser. 1992 C,
  1.30%, 1/28/03                                                          12,000        12,000
Rochester, Minnesota, Mayo Foundation, Ser. 2000 C,
  1.25%, 1/14/03                                                          10,000        10,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.05%, 2/27/03                                                          12,000        12,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.25%, 2/26/03                                                           7,200         7,200
San Antonio, Texas, Water System, Ser. A,
  1.00%, 1/22/03                                                           7,200         7,200
South Carolina Public Service Authority, Santee Cooper,
  Ser. 1998, 1.05%, 2/11/03                                               15,000        15,000
South Carolina Public Service Authority, Santee Cooper,
  Ser. 1998, 1.05%, 2/13/03                                               15,000        15,000
Texas Municipal Power Agency, Ser. 1991,
  1.05%, 1/22/03                                                          20,000        20,000
University of Texas System Board of Regents, Ser. A,
  1.40%, 1/14/03                                                          15,000        15,000
----------------------------------------------------------------------------------------------
                                                                                       224,673
==============================================================================================
MUNICIPAL BONDS & NOTES (11.6%)
Colorado, Ser. 2002 A, TRANs, 3.00%, 6/27/03                              20,000        20,142
Greenville County School District, South Carolina,
  Ser. 2002, 2.00%, 3/01/03                                               10,000        10,012
Houston, Texas, Ser. 2002, TRANs, 3.00%, 6/30/03                          10,000        10,069
Idaho, Ser. 2002, TANs, 3.00%, 6/30/03                                    12,500        12,583
Illinois, Revenue Anticipation Certificates, Ser. 2002,
  3.00%, 4/15/03                                                          10,000        10,046
Indiana Bond Bank, Advance Funding, Ser. 2002 A-2,
  2.25%, 1/22/03                                                          10,000        10,004
Indianapolis Local Improvement Bond Bank, Indiana,
  Ser. 2002 A Notes, 2.375%, 1/09/03                                   $   3,000     $   3,001
New Jersey, Ser. 2003 A, TRANs, 3.00%, 6/12/03                            10,000        10,067
South Carolina Association of Government Organizations,
  Ser. 2002, COPs, TANs, 3.00%, 4/15/03                                   10,000        10,044
Texas, Ser. 2002, TRANs, 2.75%, 8/29/03                                   10,000        10,088
----------------------------------------------------------------------------------------------
                                                                                       106,056
==============================================================================================
PUT OPTION BONDS (5.8%)
Intermountain Power Agency, Utah, Ser. 1985 E,
  (Put 3/17/03), 1.50%, 7/01/14                                           23,500        23,500
Intermountain Power Agency, Utah, Ser. 1985 F,
  (Put 6/01/03), 1.25%, 7/01/18                                           10,000        10,000
Oklahoma Water Resources Board, State Loan,
  Ser. 1995, (Put 3/03/03), 1.30%, 9/01/24                                10,000        10,000
Oklahoma Water Resources Board, State Loan,
  Ser. 2001, (Put 4/01/03), 1.45%, 10/01/34                                9,100         9,100
----------------------------------------------------------------------------------------------
                                                                                        52,600
==============================================================================================
                                                                                       383,329
==============================================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (57.7%)
DAILY VARIABLE RATE BONDS (11.8%)
Breckinridge County, Kentucky, Kentucky Association of
  Counties Leasing Trust, Ser. 2002 A, 1.80%, 2/01/32                      1,400         1,400
California Health Facilities Financing Authority,
  Adventist Health System/West, Ser. 1998 B (MBIA),
  1.55%, 9/01/28                                                           1,800         1,800
California Health Facilities Financing Authority, Adventist
  Health System/West, Ser. 2002 A, 1.50%, 9/01/25                          4,000         4,000
Clarksville Public Building Authority, Tennessee, Pooled
  Financing, Ser. 2001, 1.75%, 7/01/31                                     4,600         4,600
Harris County Health Facilities Development Corp., Texas,
  Methodist Hospital, Ser. 2002, 1.80%, 12/01/32                          16,250        16,250
Idaho Health Facilities Authority, St. Luke's Regional
  Medical Center, Ser. 1995, 1.80%, 5/01/22                                2,485         2,485
Illinois Development Finance Authority, Jewish Federation
  of Metropolitan Chicago, Ser. 2002 (AMBAC),
  1.80%, 9/01/32                                                           3,200         3,200
Illinois Development Finance Authority, YMCA of
  Metropolitan Chicago, Ser. 2001, 1.80%, 6/01/29                          4,240         4,240
Illinois Health Facilities Authority, Northwestern Memorial
  Hospital, Ser. 1995, 1.75%, 8/15/25                                      5,800         5,800
Illinois Health Facilities Authority, Northwestern Memorial
  Hospital, Ser. 2002 B, 1.75%, 8/15/09                                    7,200         7,200
Irvine Ranch Water District, California, Capital
  Improvement, Ser. 1986, COPs, 1.45%, 8/01/16                               600           600
Maricopa County, Arizona, Arizona Public Service Co.,
  Ser. 1994 C, 1.80%, 5/01/29                                              8,200         8,200
Metropolitan Government of Nashville & Davidson County
  Health & Education Board, Tennessee, Vanderbilt
  University, Ser. 2002 B, 1.85%, 10/01/32                                 2,600         2,600
Missouri Health & Educational Facilities Authority, Cox
  Health System, Ser. 1997 (MBIA), 1.75%, 6/01/15                          4,000         4,000
Missouri Health & Educational Facilities Authority,
  Washington University, Ser. 2000 B, 1.80%, 3/01/40                       4,200         4,200
Tempe, Arizona, Excise Tax, Ser. 1998,
  1.75%, 7/01/23                                                          15,600        15,600
University of Missouri, Ser. 2000 B, 1.80%, 11/01/30                       3,700         3,700

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Municipal Money Market Portfolio

                                         FINANCIAL STATEMENTS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                            FACE     AMORTIZED
                                                                          AMOUNT          COST
                                                                           (000)         (000)
----------------------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT'D)
DAILY VARIABLE RATE BONDS (CONT'D)
Utah County, Utah, IHC Health Services, Inc.,
  Ser. 2002 B, 1.80%, 5/15/35                                          $   4,500     $   4,500
Ward County, North Dakota, Trinity Obligated Group,
  Ser. 2002 A, 1.85%, 7/01/29                                              4,250         4,250
Washington Health Care Facilities Authority, Virginia
  Mason Medical Center, Ser. 1997 B (MBIA),
  1.66%, 2/15/27                                                           2,200         2,200
West Side Calhoun County, Texas, Sohio Chemical Co.,
  Ser. 1985, 1.80%, 12/01/15                                               6,100         6,100
----------------------------------------------------------------------------------------------
                                                                                       106,925
==============================================================================================
WEEKLY VARIABLE RATE BONDS (45.9%)
Arizona Health Facilities Authority, Northern Arizona
  Healthcare, Ser. 1996 B (MBIA), 1.60%, 10/01/26                          4,250         4,250
Arkansas Development Finance Authority, Higher
  Education Capital Asset Program, Ser. 1985 A,
  1.60%, 12/01/15                                                          6,900         6,900
Atlanta, Georgia, Water & Wastewater, Ser. 2001 B,
  1.55%, 11/01/38                                                         25,000        25,000
Bi-State Development Agency of the Missouri-Illinois
  Metropolitan District, Metrolink Cross County
  Extension, Ser. 2002 A (FSA), 1.60%, 10/01/32                           13,000        13,000
Charlotte-Mecklenburg Hospital Authority, North Carolina,
  Health Care System, Ser. C, 1.45%, 1/15/26                              11,000        11,000
Chicago Board of Education, Illinois, Ser. 2000 B,
  1.50%, 3/01/32                                                          11,400        11,400
Clark County, Nevada, Airport System, Sub-Lien,
  Ser. 2001 C (FGIC), 1.45%, 7/01/29                                      26,360        26,360
Clarksville Public Building Authority, Tennessee,
  Pooled Financing, Ser. 1995, 1.55%, 10/01/25                            11,310        11,310
Cleveland, Ohio, Airport System, Ser. 2001 C,
  1.55%, 1/01/31                                                          10,000        10,000
Cleveland, Ohio, Income Tax Refunding, Sub Ser. 1994,
  1.55%, 5/15/24                                                          11,823        11,823
Detroit, Michigan, Sewage Disposal System, Senior Lien,
  Ser. 2001 C-1 (FSA), 1.60%, 7/01/27                                     15,600        15,600
Fulton County Development Authority, Georgia,
  Morehouse College, Ser. 1997, 1.55%, 8/01/17                             3,415         3,415
Harris County, Texas, Toll Road Unlimited Tax Sub Lien,
  Ser. 1994 B, 1.60%, 8/01/15                                             13,800        13,800
Harris County Industrial Development Corporation, Texas,
  Baytank, Inc., Ser. 1998, 1.60%, 2/01/20                                 4,400         4,400
Illinois Development Finance Authority, Consolidated
  Edison Co., Ser. C, 1.60%, 3/01/09                                       5,000         5,000
Indiana Health Facilities Authority, Community Hospitals of
  Indiana, Inc., Ser. 2000 A, 1.55%, 7/01/28                               7,500         7,500
Jackson Energy Authority, Tennessee, Water
  System, Ser. 2002 (FSA), 1.55%, 12/01/23                                 5,390         5,390
Jacksonville Health Facilities Authority, Florida, Charity
  Obligated Group, Ser. 1997 C, 1.35%, 8/15/19                            21,205        21,205
Louisiana Public Facilities Authority, College &
  University Equipment, Ser. A, 1.60%, 9/01/10                             5,000         5,000
Michigan, Grant Anticipation Notes, Ser. 2001 B (FSA),
  1.45%, 9/15/08                                                          10,000        10,000
Michigan Building Authority, 2002 Multi-Modal Ser. II,
  1.60%, 10/15/36                                                         10,000        10,000
Missouri Health & Educational Facilities Authority,
  Stowers Institute, Ser. 2000 (MBIA),
  1.60%, 7/01/35                                                       $   8,600     $   8,600
Montgomery County Public Building Authority,
  Tennessee, Pooled Financing, Ser. 1997,
  1.55%, 11/01/27                                                          7,100         7,100
New York City Transitional Finance Authority, New York,
  Fiscal 1999 2nd Ser. SubSer. A-1, 1.60%, 11/15/22                        9,135         9,135
New York City Transitional Finance Authority, New York,
  Recovery, Fiscal 2003 Ser. 3 SubSer. 3D,
  1.55%, 11/01/22                                                         12,600        12,600
North Carolina Medical Care Commission, North Carolina
  Baptist Hospitals, Ser. 2000, 1.55%, 6/01/30                            13,900        13,900
North Carolina, Ser. 2002 C, 1.45%, 6/01/19                                5,700         5,700
Oregon, Veteran's Welfare, Ser. 73 F, 1.45%, 12/01/17                     20,500        20,500
Pennsylvania Higher Educational Facilities Authority,
  University of Pennsylvania Health Services,
  Ser. 1994 B, 1.60%, 1/01/24                                             10,500        10,500
Pennsylvania Turnpike Commission, Ser. 2002 A-2,
  1.50%, 12/01/31                                                         10,000        10,000
Piedmont Municipal Power Agency, South Carolina,
  Ser. 2002 B (FGIC), 1.60%, 1/01/18                                      15,900        15,900
Regional Transportation District, Colorado, Transit
  Vehicles, Ser. 2002 A, COPs (AMBAC),
  1.55%, 12/01/22                                                         11,000        11,000
University of Delaware, Ser. 1998, 1.60%, 11/01/23                        10,000        10,000
Utah, Ser. A, 1.45%, 7/01/16                                              10,500        10,500
Washington State, Ser. VR-96 B, 1.45%, 6/01/20                            11,000        11,000
Weber County, Utah, IHC Health Services, Inc.,
  Ser. 2000 C, 1.60%, 2/15/35                                             15,000        15,000
Williamsburg, Kentucky, Cumberland College,
  Ser. 2002, 1.52%, 9/01/32                                                9,500         9,500
Winston-Salem, North Carolina, Water & Sewer System,
  Ser. 2002 B, 1.50%, 6/01/30                                              4,700         4,700
----------------------------------------------------------------------------------------------
                                                                                       417,988
==============================================================================================
                                                                                       524,913
==============================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $908,242)                                         908,242
==============================================================================================
TOTAL INVESTMENTS (99.8%) (COST $908,242)                                              908,242
==============================================================================================

                                                                           VALUE
                                                                           (000)
----------------------------------------------------------------------------------------------
OTHER ASSETS (1.6%)
  Receivable for Investments Sold                                         12,011
  Interest Receivable                                                      2,729
  Other                                                                       36        14,776
----------------------------------------------------------------------------------------------
LIABILITIES (-1.4%)
  Bank Overdraft Payable                                                 (11,197)
  Investment Advisory Fees Payable                                          (754)
  Dividends Declared                                                        (335)
  Administrative Fees Payable                                               (137)
  Directors' Fees and Expenses Payable                                      (105)
  Custodian Fees Payable                                                     (13)
  Other Liabilities                                                          (51)      (12,592)
----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $ 910,426
==============================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Municipal Money Market Portfolio

FINANCIAL STATEMENTS
December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
Net Assets Consist Of:
Paid-in Capital                                                        $ 910,417
Undistributed Net Investment Income                                            9
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 910,426
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 910,419,519 outstanding $0.001 par value
    shares (authorized 4,000,000,000 shares)                           $    1.00
================================================================================

        SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE

                                   AMORTIZED            PERCENT
                                     COST               OF NET
STATE                                (000)              ASSETS
--------------------------------------------------------------
Arizona                            $  28,050               3.1%
Arkansas                               6,900               0.8
California                             6,400               0.7
Colorado                              31,142               3.4
Florida                               36,650               4.0
Georgia                               28,415               3.1
Idaho                                 15,068               1.7
Illinois                              46,886               5.1
Indiana                               34,411               3.8
Kentucky                              10,900               1.2
Louisiana                              5,000               0.5
Maryland                              20,000               2.2
Michigan                              35,600               3.9
Minnesota                             22,000               2.4
Missouri                              33,500               3.7
Nevada                                41,360               4.5
New Jersey                            10,067               1.1
New York                              28,235               3.1
North Carolina                        35,300               3.9
North Dakota                           4,250               0.5
Ohio                                  21,823               2.4
Oklahoma                              19,100               2.1
Oregon                                20,500               2.3
Pennsylvania                          43,500               4.8
South Carolina                        65,956               7.2
Tennessee                             31,000               3.4
Texas                                134,529              14.8
Utah                                  63,500               7.0
Washington                            28,200               3.1
--------------------------------------------------------------
                                   $ 908,242              99.8%
==============================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         STATEMENTS OF OPERATIONS
                                         For the year ended December 31, 2002

                                                      ACTIVE                      ASIAN                    EUROPEAN       EUROPEAN
                                               INTERNATIONAL        ASIAN          REAL      EMERGING          REAL          VALUE
                                                  ALLOCATION       EQUITY        ESTATE       MARKETS        ESTATE         EQUITY
                                                   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                       (000)        (000)         (000)         (000)         (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $  7,672      $   858         $  85      $ 16,668        $  753        $   909
  Interest                                               690            9             1           460             7             46
  Less: Foreign Taxes Withheld                          (830)         (64)           (4)       (1,065)           --            (60)
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                       7,532          803            82        16,063           760            895
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                             2,069          338            19        10,036           139            269
  Administrative Fees                                    512           71             9         1,176            36             58
  Custodian Fees                                         196          234            19         1,106            50            117
  Directors' Fees and Expenses                             3           --            --             7             1              1
  Filing and Registration Fees                            44           26            24           254            23             30
  Country Tax Expense                                     --           17            --           533            --             --
  Insurance Fees                                           8            1            --            19            --              1
  Interest Expense                                        --#           4            --#           10             1              3
  Professional Fees                                       52           28            15            43            15             20
  Shareholder Reporting Fees                              69           18            --#           35             1              1
  Distribution Fees on Class B Shares                     24            2             1            48             3              3
  Other Expenses                                           8            3             5            10             5              5
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                     2,985          742            92        13,277           274            508
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                    (416)        (296)          (19)           --           (97)          (165)
  Expenses Reimbursed by Adviser                          --           (1)          (48)           --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                       2,569          445            25        13,277           177            343
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           4,963          358            57         2,786           583            552
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                   (45,403)      (3,151)           32       (50,980)          661         (2,002)
  Foreign Currency Transactions                        1,907         (126)            1        (5,392)           (7)            43
  Futures Contracts                                   (1,157)          --            --            --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                         (44,653)      (3,277)           33       (56,372)          654         (1,959)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                          5,572       (1,067)         (377)          698         2,332         (1,684)
  Foreign Currency Translations                         (227)           1            --         3,905*           34             44
  Futures Contracts                                     (284)          --            --            --            --             --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                   5,061       (1,066)         (377)        4,603         2,366         (1,640)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)             (39,592)      (4,343)         (344)      (51,769)        3,020         (3,599)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     $(34,629)     $(3,985)        $(287)     $(48,983)       $3,603        $(3,047)
==================================================================================================================================

* Net of foreign tax of $5,000.
# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                GLOBAL                                                    JAPANESE
                                                    GLOBAL       VALUE   INTERNATIONAL  INTERNATIONAL   INTERNATIONAL        VALUE
                                                 FRANCHISE      EQUITY          EQUITY         MAGNUM       SMALL CAP       EQUITY
                                                 PORTFOLIO   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                     (000)       (000)           (000)          (000)           (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $1,528    $  1,373       $  98,520       $  1,495        $  9,991      $   245
  Interest                                              41          75           7,083            152             261           13
  Less: Foreign Taxes Withheld                        (154)        (53)        (10,820)          (167)         (1,070)         (37)
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                     1,415       1,395          94,783          1,480           9,182          221
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                             470         536          33,926            653           4,061          203
  Administrative Fees                                   95         109           6,639            147             673           45
  Custodian Fees                                        35          44           1,101            148             239           24
  Directors' Fees and Expenses                           1           4              64              2               7           --
  Filing and Registration Fees                          30          25              45             47              24           25
  Insurance Fees                                         1           1              94              3               7            1
  Interest Expense                                      --#         --#              3              8              --#           6
  Professional Fees                                     45          25             275             22              47           17
  Shareholder Reporting Fees                            72           4             273             24              29            3
  Distribution Fees on Class B Shares                    3          71             640             24              --            2
  Other Expenses                                         1           6              37              5               6            4
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                     753         825          43,097          1,083           5,093          330
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                  (163)        (85)            (62)          (236)           (177)         (68)
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                       590         740          43,035            847           4,916          262
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           825         655          51,748            633           4,266          (41)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                     152      (3,285)        (72,312)        (7,957)        (15,539)      (3,518)
  Foreign Currency Transactions                     (1,312)         52          40,091           (232)             18          (11)
  Futures Contracts                                     --          --              --         (1,021)             --           --
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                       (1,160)     (3,233)        (32,221)        (9,210)        (15,521)      (3,529)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                        2,275      (9,698)       (190,089)        (3,264)         (5,727)         894
  Foreign Currency Translations                       (186)       (152)          5,638            298             197            2
  Futures Contracts                                     --          --              --            (44)             --           --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                 2,089      (9,850)       (184,451)        (3,010)         (5,530)         896
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)               929     (13,083)       (216,672)       (12,220)        (21,051)      (2,633)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     $1,754    $(12,428)      $(164,924)      $(11,587)       $(16,785)     $(2,674)
==================================================================================================================================

# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         STATEMENTS OF OPERATIONS
                                         For the year ended December 31, 2002

                                                                                                              SMALL
                                                               LATIN         EQUITY           FOCUS         COMPANY
                                                            AMERICAN         GROWTH          EQUITY          GROWTH   TECHNOLOGY
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                               (000)          (000)           (000)           (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                  $   655      $   6,450        $    688        $    558     $     22
  Interest                                                        13            580              69             214           20
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                 668          7,030             757             772           42
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                       231          4,119             592           2,747          275
  Administrative Fees                                             27          1,095             122             438           50
  Custodian Fees                                                  25             66              30              49           16
  Directors' Fees and Expenses                                     1             16               1               4           --
  Filing and Registration Fees                                    26             59              25              41           43
  Country Tax Expense                                             20             --              --              --           --
  Insurance Fees                                                   1             18               2               5            1
  Interest Expense                                                --#            29              --#              1            2
  Professional Fees                                               17             59              18              27           14
  Shareholder Reporting Fees                                      --             62               7              48           --
  Distribution Fees on Class B Shares                              1            460              23             496            5
  Other Expenses                                                   4              7               5               2            2
--------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                               353          5,990             825           3,858          408
--------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                              --            (15)            (63)           (342)         (57)
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                 353          5,975             762           3,516          351
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     315          1,055              (5)         (2,744)        (309)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                            (3,863)      (161,941)        (22,037)        (42,857)     (22,790)
  Foreign Currency Transactions                                 (261)            --              --              --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                  (4,124)      (161,941)        (22,037)        (42,857)     (22,790)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                 (1,199)       (66,890)         (4,056)        (27,447)       3,898
  Foreign Currency Translations                                  209             --              --              --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)        (990)       (66,890)         (4,056)        (27,447)       3,898
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                      (5,114)      (228,831)        (26,093)        (70,304)     (18,892)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                              $(4,799)     $(227,776)       $(26,098)       $(73,048)    $(19,201)
================================================================================================================================

# Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                            EMERGING                   MUNICIPAL
                                                             U.S. REAL        VALUE          MARKETS          MONEY        MONEY
                                                                ESTATE       EQUITY             DEBT         MARKET       MARKET
                                                             PORTFOLIO    PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                 (000)        (000)            (000)          (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                   $ 35,217     $  3,147          $    --        $    --      $    --
  Interest                                                         454           68            5,235         32,339       15,750
  Less: Foreign Taxes Withheld                                    (127)          (2)             (20)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                35,544        3,213            5,215         32,339       15,750
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                       6,355          673              397          5,400        3,433
  Administrative Fees                                            1,248          217               88          2,822        1,703
  Custodian Fees                                                    71           24               21            107          103
  Directors' Fees and Expenses                                      16           13               --             76           37
  Filing and Registration Fees                                      33           48               24             52           39
  Insurance Fees                                                    17            3                1             45           --
  Interest Expense                                                   2            1                1             --           --
  Professional Fees                                                 54           19               23            149           89
  Shareholder Reporting Fees                                        97           18                3             47           22
  Distribution Fees on Class B Shares                               73          112                1             --           --
  Other Expenses                                                     8            7                3             24           14
--------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                               7,974        1,135              562          8,722        5,440
--------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                                --          (80)              --             --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                 7,974        1,055              562          8,722        5,440
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    27,570        2,158            4,653         23,617       10,310
--------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                              20,017      (21,579)           2,057             --           --
  Foreign Currency Transactions                                     (6)          --               --             --           --
  Futures Contracts                                                 --           --             (303)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                    20,011      (21,579)           1,754             --           --
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                  (55,613)     (19,695)          (1,149)            --           --
  Futures Contracts                                                 --           --              (97)            --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)       (55,613)     (19,695)          (1,246)            --           --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                       (35,602)     (41,274)             508             --           --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                               $ (8,032)    $(39,116)         $ 5,161        $23,617      $10,310
================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                        ACTIVE INTERNATIONAL ALLOCATION       ASIAN EQUITY
                                                                                   PORTFOLIO                    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001             2002           2001
                                                                               (000)          (000)            (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                            $   4,963      $   5,682         $    358       $    370
  Net Realized Gain (Loss)                                                  (44,653)       (30,371)          (3,277)       (19,739)
  Net Change in Unrealized Appreciation (Depreciation)                        5,061        (65,978)          (1,066)        17,812
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (34,629)       (90,667)          (3,985)        (1,557)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                      (7,427)        (6,140)            (221)          (313)
  Net Realized Gain                                                              --           (219)              --             --
  Return of Capital                                                              --             --              (49)            --
  CLASS B:
  Net Investment Income                                                        (222)          (119)              (4)            (3)
  Net Realized Gain                                                              --            (10)              --             --
  Return of Capital                                                              --             --               (2)            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                        (7,649)        (6,488)            (276)          (316)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                159,875        131,550           26,242         87,412
  Distributions Reinvested                                                    4,778          4,464              264            285
  Redeemed                                                                 (261,623)      (162,938)         (47,004)       (96,750)
  CLASS B:
  Subscribed                                                                 71,895        378,609              463            798
  Distributions Reinvested                                                      216            126                6              3
  Redeemed                                                                  (73,290)      (385,192)            (416)        (1,233)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         (98,149)       (33,381)         (20,445)        (9,485)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (140,427)      (130,536)         (24,706)       (11,358)
NET ASSETS:
  Beginning of Period                                                       398,587        529,123           46,155         57,513
----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                           $ 258,160      $ 398,587         $ 21,449       $ 46,155
==================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                  $    (121)     $     469         $     30       $    (27)
  Accumulated net investment loss included in end of period net assets           --             --               --             --
==================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        20,117         15,490            3,022         10,609
    Shares Issued on Distributions Reinvested                                   635            523               35             36
    Shares Redeemed                                                         (31,429)       (18,829)          (5,757)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   (10,677)        (2,816)          (2,700)        (1,029)
==================================================================================================================================
    CLASS B:
    Shares Subscribed                                                         9,059         36,900               51             91
    Shares Issued on Distributions Reinvested                                    28             14                1             --
    Shares Redeemed                                                          (9,132)       (37,567)             (50)          (149)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                       (45)          (653)               2            (58)
==================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                             ASIAN REAL ESTATE               EMERGING MARKETS
                                                                                 PORTFOLIO                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                2002           2001            2002            2001
                                                                               (000)          (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $   57         $   44        $  2,786        $  4,088
  Net Realized Gain (Loss)                                                        33            119         (56,372)       (293,520)
  Net Change in Unrealized Appreciation (Depreciation)                          (377)          (591)          4,603         245,734
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations               (287)          (428)        (48,983)        (43,698)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                          (69)           (66)           (324)             --
  CLASS B:
  Net Investment Income                                                          (13)           (13)             --              --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                            (82)           (79)           (324)             --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                     160              2         888,416         649,086
  Distributions Reinvested                                                         5              1             306              --
  Redeemed                                                                       (41)          (349)       (928,810)       (774,429)
  CLASS B:
  Subscribed                                                                      33             12         446,446         108,329
  Distributions Reinvested                                                        13             12              --              --
  Redeemed                                                                        --             --        (449,154)       (107,814)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                              170           (322)        (42,796)       (124,828)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                       (199)          (829)        (92,103)       (168,526)
NET ASSETS:
  Beginning of Period                                                          2,441          3,270         762,514         931,040
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                               $2,242         $2,441        $670,411        $762,514
===================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                      $  (38)        $  (33)       $     --        $     --
  Accumulated net investment loss included in end of period net assets            --             --          (2,432)           (387)
===================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                             27             --          85,929          60,810
    Shares Issued on Distributions Reinvested                                      1             --              30              --
    Shares Redeemed                                                               (6)           (42)        (90,310)        (72,689)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                         22            (42)         (4,351)        (11,879)
===================================================================================================================================
   CLASS B:
    Shares Subscribed                                                              5              2          40,886          10,642
    Shares Issued on Distributions Reinvested                                      2              1              --              --
    Shares Redeemed                                                               --             --         (40,921)        (10,534)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                          7              3             (35)            108
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                          EUROPEAN REAL ESTATE          EUROPEAN VALUE EQUITY
                                                                                PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                               $   583        $   338        $   552        $   794
  Net Realized Gain (Loss)                                                       654             12         (1,959)        (1,484)
  Net Change in Unrealized Appreciation (Depreciation)                         2,366         (1,522)        (1,640)        (8,765)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations              3,603         (1,172)        (3,047)        (9,455)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (1,033)          (394)          (497)        (1,385)
  Net Realized Gain                                                               --             --             --         (2,150)
  CLASS B:
  Net Investment Income                                                          (54)           (38)           (13)           (29)
  Net Realized Gain                                                               --             --             --            (44)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (1,087)          (432)          (510)        (3,608)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   4,490          8,870         40,190         22,991
  Distributions Reinvested                                                       959            352            470          3,187
  Redeemed                                                                    (2,366)        (1,719)       (41,916)       (45,029)
  CLASS B:
  Subscribed                                                                     148            906            530             --
  Distributions Reinvested                                                        37             32             13             72
  Redeemed                                                                    (1,129)          (539)          (489)        (1,066)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                            2,139          7,902         (1,202)       (19,845)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                      4,655          6,298         (4,759)       (32,908)
NET ASSETS:
  Beginning of Period                                                         15,513          9,215         35,126         68,034
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                              $20,168        $15,513        $30,367        $35,126
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                     $  (163)       $   (77)       $    29        $   (56)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                            407            878          3,704          1,781
    Shares Issued on Distributions Reinvested                                     88             37             46            270
    Shares Redeemed                                                             (223)          (178)        (3,850)        (3,701)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                        272            737           (100)        (1,650)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             13             91             46             --
    Shares Issued on Distributions Reinvested                                      3              3              1              6
    Shares Redeemed                                                             (110)           (53)           (43)           (79)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                        (94)            41              4            (73)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                            GLOBAL FRANCHISE               GLOBAL VALUE EQUITY
                                                                                PORTFOLIO                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERIOD FROM
                                                                                       NOVEMBER 28,
                                                                          YEAR ENDED       2001* TO     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $    825        $     3      $     655       $    492
  Net Realized Gain (Loss)                                                    (1,160)            (7)        (3,233)           444
  Net Change in Unrealized Appreciation (Depreciation)                         2,089            263         (9,850)        (5,774)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations              1,754            259        (12,428)        (4,838)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                           --             --           (527)          (364)
  Net Realized Gain                                                             (164)            --           (335)            --
  CLASS B:
  Net Investment Income                                                           --             --           (334)          (262)
  Net Realized Gain                                                               (5)            --           (266)            --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (169)            --         (1,462)          (626)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  60,250         10,351        143,418         11,104
  Distributions Reinvested                                                       164             --            844            319
  Redeemed                                                                   (24,012)            --       (135,881)       (14,405)
  CLASS B:
  Subscribed                                                                   1,835            400         15,905         14,901
  Distributions Reinvested                                                         4             --            600            262
  Redeemed                                                                      (765)            --        (14,001)       (13,163)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                           37,476         10,751         10,885           (982)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     39,061         11,010         (3,005)        (6,446)
NET ASSETS:
  Beginning of Period                                                         11,010             --         64,168         70,614
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 50,071        $11,010      $  61,163       $ 64,168
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --        $    (4)     $     (38)      $    116
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          5,437          1,011         10,431            705
    Shares Issued on Distributions Reinvested                                     14             --             66             21
    Shares Redeemed                                                           (2,152)            --         (9,948)          (891)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      3,299          1,011            549           (165)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            154             40          1,143            980
    Shares Issued on Distributions Reinvested                                      1             --             47             17
    Shares Redeemed                                                              (68)            --           (978)          (819)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         87             40            212            178
=================================================================================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                          INTERNATIONAL EQUITY             INTERNATIONAL MAGNUM
                                                                               PORTFOLIO                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                           $    51,748    $    60,117      $     633      $   1,634
  Net Realized Gain (Loss)                                                   (32,221)        98,154         (9,210)       (11,213)
  Net Change in Unrealized Appreciation (Depreciation)                      (184,451)      (642,551)        (3,010)       (23,558)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (164,924)      (484,280)       (11,587)       (33,137)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                      (87,623)       (83,187)          (442)          (750)
  Net Realized Gain                                                           (7,616)       (49,310)            --             --
  CLASS B:
  Net Investment Income                                                       (8,590)        (3,289)           (23)           (39)
  Net Realized Gain                                                             (802)        (2,059)            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (104,631)      (137,845)          (465)          (789)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                               1,471,477      1,309,026         86,175        372,553
  Distributions Reinvested                                                    79,948        110,929            433            726
  Redeemed                                                                (1,351,956)    (1,612,189)      (127,233)      (405,868)
  CLASS B:
  Subscribed                                                                 654,576        153,973        116,041         31,560
  Distributions Reinvested                                                     9,264          5,071             23             38
  Redeemed                                                                  (370,933)       (45,226)      (119,763)       (40,828)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                                492,376        (78,416)       (44,324)       (41,819)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    222,821       (700,541)       (56,376)       (75,745)
NET ASSETS:
  Beginning of Period                                                      4,170,256      4,870,797        131,295        207,040
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $ 4,393,077    $ 4,170,256      $  74,919      $ 131,295
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                 $   (13,902)   $    (1,972)     $      22      $     (56)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        129,820         95,828          9,726         37,283
    Shares Issued on Distributions Reinvested                                  5,495          7,260             51             79
    Shares Redeemed                                                         (121,464)      (115,322)       (14,222)       (40,315)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                     13,851        (12,234)        (4,445)        (2,953)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                         43,886          9,784         13,932          3,167
    Shares Issued on Distributions Reinvested                                    640            333              3              4
    Shares Redeemed                                                          (24,947)        (2,826)       (14,240)        (4,077)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                     19,579          7,291           (305)          (906)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                          INTERNATIONAL SMALL CAP        JAPANESE VALUE EQUITY
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                             $   4,266       $  5,123       $    (41)      $    (96)
  Net Realized Gain (Loss)                                                   (15,521)         7,218         (3,529)           508
  Net Change in Unrealized Appreciation (Depreciation)                        (5,530)       (35,447)           896        (14,454)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (16,785)       (23,106)        (2,674)       (14,042)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (4,135)        (6,718)            --           (683)
  Net Realized Gain                                                           (1,006)        (5,923)            --             --
  CLASS B:
  Net Investment Income                                                           --             --             --            (32)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (5,141)       (12,641)            --           (715)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                 243,823         41,400         36,263         24,582
  Distributions Reinvested                                                     4,538         11,761             --            562
  Redeemed                                                                  (163,292)       (15,387)       (32,381)       (44,409)
  Transaction Fees                                                                --             30*            --             --
  CLASS B:
  Subscribed                                                                      --             --          1,345            994
  Distributions Reinvested                                                        --             --             --             26
  Redeemed                                                                        --             --         (2,064)        (3,177)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                                 85,069         37,804          3,163        (21,422)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     63,143          2,057            489        (36,179)
NET ASSETS:
  Beginning of Period                                                        376,981        374,924         23,978         60,157
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                            $ 440,124       $376,981       $ 24,467       $ 23,978
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                   $     416       $   (554)      $     --       $   (151)
  Accumulated net investment loss included in end of period net assets            --             --            (11)            --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                         16,577          5,453          7,334          3,791
    Shares Issued on Distributions Reinvested                                    313            787             --             83
    Shares Redeemed                                                          (11,351)        (3,815)        (6,511)        (6,896)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      5,539          2,425            823         (3,022)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             --             --            252            149
    Shares Issued on Distributions Reinvested                                     --             --             --              4
    Shares Redeemed                                                               --             --           (389)          (459)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         --             --           (137)          (306)
=================================================================================================================================

* Effective January 18, 2001, the transaction fee of one-half of one percent charged on subscriptions and redemptions of capital shares was eliminated.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                              LATIN AMERICAN                EQUITY GROWTH
                                                                                 PORTFOLIO                    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                               $   315        $   568      $   1,055     $      (71)
  Net Realized Gain (Loss)                                                    (4,124)        (2,351)      (161,941)       (49,745)
  Net Change in Unrealized Appreciation (Depreciation)                          (990)         1,073        (66,890)      (141,991)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             (4,799)          (710)      (227,776)      (191,807)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                         (233)          (327)        (1,002)            --
  Net Realized Gain                                                               --             --             --         (6,695)
  CLASS B:
  Net Investment Income                                                           (1)            (9)            --             --
  Net Realized Gain                                                               --             --             --         (2,633)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (234)          (336)        (1,002)        (9,328)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   5,693          3,163        152,575        340,476
  Distributions Reinvested                                                       230            322            978          6,571
  Redeemed                                                                    (5,623)        (5,176)      (158,888)      (484,577)
  CLASS B:
  Subscribed                                                                      99            256         39,890         80,644
  Distributions Reinvested                                                         2              8             --          2,609
  Redeemed                                                                      (664)          (546)       (44,367)      (154,670)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Net Assets
    Resulting from Capital Share Transactions                                   (263)        (1,973)        (9,812)      (208,947)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     (5,296)        (3,019)      (238,590)      (410,082)
NET ASSETS:
  Beginning of Period                                                         23,524         26,543        827,298      1,237,380
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                              $18,228        $23,524      $ 588,708     $  827,298
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                     $     8        $   210      $     (37)    $       39
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                            741            318         19,117         21,593
    Shares Issued on Distributions Reinvested                                     32             37             77            360
    Shares Redeemed                                                             (741)          (571)       (19,492)       (30,299)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                         32           (216)          (298)        (8,346)
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                             10             25          2,672          4,462
    Shares Issued on Distributions Reinvested                                      1              1             --            144
    Shares Redeemed                                                              (74)           (57)        (3,079)        (8,764)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                        (63)           (31)          (407)        (4,158)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                               FOCUS EQUITY               SMALL COMPANY GROWTH
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $     (5)      $   (269)      $ (2,744)      $ (1,797)
  Net Realized Gain (Loss)                                                   (22,037)       (20,649)       (42,857)       (51,329)
  Net Change in Unrealized Appreciation (Depreciation)                        (4,056)        (2,309)       (27,447)        35,383
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (26,098)       (23,227)       (73,048)       (17,743)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Realized Gain                                                               --         (2,293)            --            (16)
  CLASS B:
  Net Realized Gain                                                               --           (393)            --             (9)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --         (2,686)            --            (25)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  23,618         34,740         46,585         51,798
  Distributions Reinvested                                                        --          2,165             --              9
  Redeemed                                                                   (34,446)       (55,763)       (33,493)       (47,236)
  CLASS B:
  Subscribed                                                                   2,113          1,756        147,135        117,401
  Distributions Reinvested                                                        --            385             --             --
  Redeemed                                                                    (5,773)        (4,430)       (63,125)       (18,241)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                          (14,488)       (21,147)        97,102        103,731
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    (40,586)       (47,060)        24,054         85,963
NET ASSETS:
  Beginning of Period                                                         98,347        145,407        266,399        180,436
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 57,761       $ 98,347       $290,453       $266,399
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --       $     15       $     --       $    (11)
  Accumulated net investment loss included in end of period net assets           (13)            --            (10)            --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          5,039          2,729          5,967          6,325
    Shares Issued on Distributions Reinvested                                     --            162             --              1
    Shares Redeemed                                                           (6,073)        (4,430)        (4,557)        (5,934)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                     (1,034)        (1,539)         1,410            392
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            228            126         18,139         13,222
    Shares Issued on Distributions Reinvested                                     --             29             --              2
    Shares Redeemed                                                             (558)          (351)        (8,081)        (2,086)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                       (330)          (196)        10,058         11,138
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                                 TECHNOLOGY                 U.S. REAL ESTATE
                                                                                  PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $   (309)      $   (722)     $  27,570      $  27,219
  Net Realized Gain (Loss)                                                   (22,790)       (59,781)        20,011         26,151
  Net Change in Unrealized Appreciation (Depreciation)                         3,898          8,347        (55,613)         6,103
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (19,201)       (52,156)        (8,032)        59,473
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                           --             --        (26,650)       (25,005)
  Net Realized Gain                                                               --         (3,360)       (29,124)       (27,746)
  CLASS B:
  Net Investment Income                                                           --             --           (996)          (780)
  Net Realized Gain                                                               --           (260)        (1,321)          (934)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --         (3,620)       (58,091)       (54,465)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  15,412         37,400        290,341        210,287
  Distributions Reinvested                                                        --             --         50,451         47,000
  Redeemed                                                                   (19,397)       (44,388)      (319,193)      (149,787)
  CLASS B:
  Subscribed                                                                   6,182          3,474         24,064         14,956
  Distributions Reinvested                                                        --             --          2,306          1,633
  Redeemed                                                                    (6,125)        (3,217)       (15,057)       (13,526)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transaction                                            (3,928)        (6,731)        32,912        110,563
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    (23,129)       (62,507)       (33,211)       115,571
NET ASSETS:
  Beginning of Period                                                         45,332        107,839        720,069        604,498
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $ 22,203       $ 45,332      $ 686,858      $ 720,069
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     --       $     (8)     $     (32)     $     291
  Accumulated net investment loss included in end of period net assets            (5)            --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          1,912          2,289         24,809         14,786
    Shares Issued on Distributions Reinvested                                     --             --          3,577          3,202
    Shares Redeemed                                                           (2,180)        (2,917)       (27,657)       (10,648)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                       (268)          (628)           729          7,340
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            831            218          1,630          1,014
    Shares Issued on Distributions Reinvested                                     --             --            166            112
    Shares Redeemed                                                             (797)          (213)        (1,046)          (931)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                         34              5            750            195
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Statements

Statements of Changes in Net Assets

                                                                               VALUE EQUITY              EMERGING MARKETS DEBT
                                                                                 PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                2002           2001           2002           2001
                                                                               (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                              $  2,158       $  1,593       $  4,653       $  4,016
  Net Realized Gain (Loss)                                                   (21,579)         1,340          1,754           (453)
  Net Change in Unrealized Appreciation (Depreciation)                       (19,695)        (4,864)        (1,246)         1,951
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (39,116)        (1,931)         5,161          5,514
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                       (1,456)        (1,384)        (5,033)        (4,292)
  Net Realized Gain                                                               --         (3,174)            --             --
  CLASS B:
  Net Investment Income                                                         (693)          (247)           (33)           (30)
  Net Realized Gain                                                               --           (741)            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (2,149)        (5,546)        (5,066)        (4,322)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                  42,581         71,706         10,976         20,595
  Distributions Reinvested                                                     1,266          4,178          4,640          3,069
  Redeemed                                                                   (42,155)       (38,786)       (19,493)       (19,363)
  CLASS B:
  Subscribed                                                                  43,271         28,809             --             --
  Distributions Reinvested                                                       644            816             33             30
  Redeemed                                                                    (7,421)        (4,303)          (129)            --
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                           38,186         62,420         (3,973)         4,331
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                     (3,079)        54,943         (3,878)         5,523
NET ASSETS:
  Beginning of Period                                                        126,288         71,345         52,990         47,467
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $123,209       $126,288       $ 49,112       $ 52,990
=================================================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                    $     (1)      $    (10)      $   (570)      $   (267)
  Accumulated net investment loss included in end of period net assets            --             --             --             --
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                          6,387          7,205          7,995          7,000
    Shares Issued on Distributions Reinvested                                    162            428          1,578          1,037
    Shares Redeemed                                                           (6,448)        (3,951)       (10,813)        (6,613)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                        101          3,682         (1,240)         1,424
=================================================================================================================================
    CLASS B:
    Shares Subscribed                                                          4,789          2,805             --             --
    Shares Issued on Distributions Reinvested                                     84             84             11             10
    Shares Redeemed                                                             (930)          (432)           (40)            --
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      3,943          2,457            (29)            10
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Statements

                                         Statements of Changes in Net Assets

                                                                             MONEY MARKET              MUNICIPAL MONEY MARKET
                                                                               PORTFOLIO                      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                              2002           2001           2002           2001
                                                                             (000)          (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $    23,617   $    122,588    $    10,310    $    32,457
  Net Realized Gain (Loss)                                                      --            378             --            104
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           23,617        122,966         10,310         32,561
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                    (23,615)      (122,588)       (10,310)       (32,457)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             6,805,999     22,912,054      5,534,478      8,233,752
  Distributions Reinvested                                                  23,615        119,156         10,310         31,747
  Redeemed                                                              (8,165,964)   (23,351,717)    (5,981,180)    (8,395,221)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share Transactions                           (1,336,350)      (320,507)      (436,392)      (129,722)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (1,336,348)      (320,129)      (436,392)      (129,618)
NET ASSETS:
  Beginning of Period                                                    2,706,283      3,026,412      1,346,818      1,476,436
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $ 1,369,935   $  2,706,283    $   910,426    $ 1,346,818
=================================================================================================================================
  Undistributed net investment income                                  $        88   $         86    $         9    $         9
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    6,805,999     23,019,981      5,534,480      8,231,752
    Shares Issued on Distributions Reinvested                               23,615        119,148         10,310         31,746
    Shares Redeemed                                                     (8,165,964)   (23,459,644)    (5,981,170)    (8,393,216)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (1,336,350)      (320,515)      (436,380)      (129,718)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Active International Allocation Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.65     $  10.68    $  14.26     $  11.90    $  10.39
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.13         0.12        0.19         0.22        0.22
  Net Realized and Unrealized Gain (Loss) on Investments               (1.26)       (2.01)      (2.32)        3.01        1.86
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.13)       (1.89)      (2.13)        3.23        2.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.22)       (0.14)      (0.01)       (0.11)      (0.34)
  Net Realized Gain                                                       --        (0.00)+     (1.44)       (0.76)      (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.22)       (0.14)      (1.45)       (0.87)      (0.57)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.30     $   8.65    $  10.68     $  14.26    $  11.90
=================================================================================================================================
TOTAL RETURN                                                          (13.11)%     (17.63)%    (14.97)%      27.82%      20.12%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $249,742     $388,225    $509,309     $583,607    $266,832
Ratio of Expenses to Average Net Assets(1)                              0.80%        0.81%       0.82%        0.80%       0.80%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         0.80%       0.80%         N/A         N/A
  Expense
Ratio of Net Investment Income (Loss) to Average Net Assets(1)          1.57%        1.25%       1.55%        1.71%       1.91%
Portfolio Turnover Rate                                                   42%          36%         80%          53%         49%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01     $   0.01    $   0.01     $   0.01    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    0.93%        0.89%       0.93%        0.92%       1.03%
      Net Investment Income (Loss) to Average Net Assets                1.44%        1.17%       1.45%        1.59%       1.70%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   8.77     $  10.80    $  14.41     $  12.12    $  10.48
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                       0.11         0.13        0.27         0.13        0.22
  Net Realized and Unrealized Gain (Loss) on Investments               (1.27)       (2.06)      (2.43)        3.02        1.94
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.16)       (1.93)      (2.16)        3.15        2.16
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.10)      (0.01)       (0.10)      (0.29)
  Net Realized Gain                                                       --        (0.00)+     (1.44)       (0.76)      (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.20)       (0.10)      (1.45)       (0.86)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $   7.41     $   8.77    $  10.80     $  14.41    $  12.12
=================================================================================================================================
TOTAL RETURN                                                          (13.29)%     (17.81)%    (15.02)%      26.63%      20.71%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $  8,418     $ 10,362    $ 19,814     $  9,959    $     96
Ratio of Expenses to Average Net Assets(2)                              1.05%        1.06%       1.07%        1.05%       1.05%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.05%       1.05%         N/A         N/A
  Expense
Ratio of Net Investment Income (Loss) to Average Net Assets(2)          1.32%        1.05%       1.42%        1.16%       1.80%
Portfolio Turnover Rate                                                   42%          36%         80%          53%         49%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01     $   0.01    $   0.02     $   0.01    $   0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.18%        1.14%       1.18%        1.17%       1.27%
      Net Investment Income (Loss) to Average Net Assets                1.19%        0.97%       1.31%        0.95%       1.58%
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Asian Equity Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  8.16      $  8.53     $ 14.39     $   8.01     $  9.43
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.07         0.06        0.03         0.06        0.12
  Net Realized and Unrealized Gain (Loss) on Investments               (0.89)       (0.38)      (5.87)        6.42       (1.24)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.82)       (0.32)      (5.84)        6.48       (1.12)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.07)       (0.05)      (0.02)       (0.10)      (0.30)
  Return of Capital                                                    (0.02)          --          --           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.09)       (0.05)      (0.02)       (0.10)      (0.30)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.25      $  8.16     $  8.53     $  14.39     $  8.01
=================================================================================================================================
TOTAL RETURN                                                          (10.03)%      (3.69)%    (40.65)%      81.00%     (11.38)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $20,847      $45,489     $56,330     $103,513     $51,334
Ratio of Expenses to Average Net Assets (1)                             1.05%        1.18%       1.06%        1.07%       1.19%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.00%        1.00%       1.00%        1.00%       1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         0.85%        0.71%       0.21%        0.58%       1.36%
Portfolio Turnover Rate                                                   73%          94%        101%         197%        151%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.06      $  0.06     $  0.04     $   0.06     $  0.05
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.75%        1.83%       1.32%        1.61%       1.79%
      Net Investment Income (Loss) to Average Net Assets                0.15%        0.06%      (0.05)%       0.04%       0.76%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  8.09      $  8.44     $ 14.28     $   7.97     $  9.40
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.04        (0.13)      (0.06)        0.05        0.07
  Net Realized and Unrealized Gain (Loss) on Investments               (0.86)       (0.20)      (5.76)        6.34       (1.20)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.82)       (0.33)      (5.82)        6.39       (1.13)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.05)       (0.02)      (0.02)       (0.08)      (0.30)
  Return of Capital                                                    (0.02)          --          --           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.07)       (0.02)      (0.02)       (0.08)      (0.30)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.20      $  8.09     $  8.44     $  14.28     $  7.97
=================================================================================================================================
TOTAL RETURN                                                          (10.16)%      (3.89)%    (40.74)%      79.95%     (11.53)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   602      $   666     $ 1,183     $  2,828     $ 1,487
Ratio of Expenses to Average Net Assets (2)                             1.30%        1.43%       1.31%        1.32%       1.47%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.25%        1.25%       1.25%        1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.60%        0.49%       0.02%        0.33%       1.06%
Portfolio Turnover Rate                                                   73%          94%        101%         197%        151%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.07      $  0.08     $  0.04     $   0.08     $  0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    2.00%        2.08%       1.57%        1.87%       2.07%
      Net Investment Income (Loss) to Average Net Assets               (0.10)%      (0.16)%     (0.23)%      (0.22)%      0.46%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 2002 and 2001 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Asian Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  6.60      $  8.01     $  7.90     $   6.63     $  7.94
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.15         0.12        0.15         0.11        0.26
  Net Realized and Unrealized Gain (Loss) on Investments               (0.91)       (1.31)       0.11         1.50       (1.24)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.76)       (1.19)       0.26         1.61       (0.98)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.21)       (0.22)      (0.15)       (0.34)      (0.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  5.63      $  6.60     $  8.01     $   7.90     $  6.63
=================================================================================================================================
TOTAL RETURN                                                          (11.55)%     (14.91)%      3.44%       24.27%     (11.82)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $ 1,843      $ 2,020     $ 2,786     $  2,912     $ 2,447
Ratio of Expenses to Average Net Assets(1)                              1.00%        1.02%       1.02%        1.01%       1.05%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.00%       1.00%        1.00%       1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)          2.41%        1.69%       2.03%        1.64%       2.47%
Portfolio Turnover Rate                                                   38%          40%         87%          98%        261%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.18      $  0.17     $  0.22     $   0.15     $  0.36
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    3.81%        3.29%       4.04%        3.19%       4.52%
      Net Investment Income (Loss) to Average Net Assets               (0.40)%      (0.58)%     (0.98)%      (0.54)%     (1.00)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  6.64      $  8.06     $  7.93     $   6.66     $  8.03
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                      0.14         0.10        0.09         0.13        0.12
  Net Realized and Unrealized Gain (Loss) on Investments               (0.91)       (1.32)       0.16         1.46       (1.16)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.77)       (1.22)       0.25         1.59       (1.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.20)      (0.12)       (0.32)      (0.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  5.67      $  6.64     $  8.06     $   7.93     $  6.66
=================================================================================================================================
TOTAL RETURN                                                          (11.72)%     (15.18)%      3.29%       23.88%     (12.53)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   399      $   421     $   484     $  1,372     $   761
Ratio of Expenses to Average Net Assets(2)                              1.25%        1.27%       1.27%        1.25%       1.38%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.25%       1.25%        1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)          2.16%        1.33%       1.56%        1.39%       2.39%
Portfolio Turnover Rate                                                   38%          40%         87%          98%        261%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.18      $  0.16     $  0.34     $   0.17     $  0.18
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    4.06%        3.54%       4.20%        3.10%       5.03%
      Net Investment Income (Loss) to Average Net Assets               (0.65)%      (0.94)%     (1.36)%      (0.45)%     (1.27)%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Emerging Markets Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++      2001        2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.81    $  11.31    $  19.27    $     9.55    $  12.97
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.04        0.05       (0.10)        (0.03)       0.16
  Net Realized and Unrealized Gain (Loss) on Investments               (0.71)      (0.55)      (7.28)         9.75       (3.46)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.67)      (0.50)      (7.38)         9.72       (3.30)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.01)         --          --            --       (0.12)
  Net Realized Gain                                                       --          --       (0.58)           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.01)         --       (0.58)           --       (0.12)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  10.13    $  10.81    $  11.31    $    19.27    $   9.55
=================================================================================================================================
TOTAL RETURN                                                           (6.24)%     (4.42)%    (38.43)%      101.78%     (25.42)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $657,203    $748,058    $917,091    $1,544,893    $772,115
Ratio of Expenses to Average Net Assets                                 1.65%       1.65%       1.63%         1.64%       1.81%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.58%        N/A         N/A           N/A        1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets             0.35%       0.47%      (0.63)%       (0.26)%      1.04%
Portfolio Turnover Rate                                                   91%         93%         92%          133%         98%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++      2001        2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  10.73    $  11.26    $  19.24    $     9.56    $  12.98
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.01        0.03       (0.11)        (0.04)       0.10
  Net Realized and Unrealized Gain (Loss) on Investments               (0.68)      (0.56)      (7.29)         9.72       (3.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.67)      (0.53)      (7.40)         9.68       (3.33)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                   --          --          --            --       (0.09)
  Net Realized Gain                                                       --          --       (0.58)           --          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   --          --       (0.58)           --       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  10.06    $  10.73    $  11.26    $    19.24    $   9.56
=================================================================================================================================
TOTAL RETURN                                                           (6.24)%     (4.71)%    (38.60)%      101.26%     (25.65)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 13,208    $ 14,456    $ 13,949    $   16,999    $  7,199
Ratio of Expenses to Average Net Assets                                 1.90%       1.90%       1.88%         1.88%       2.06%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                          1.83%        N/A         N/A           N/A        1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets             0.10%       0.22%      (0.82)%       (0.51)%      0.80%
Portfolio Turnover Rate                                                   91%         93%         92%          133%         98%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

European Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                   --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                         2002++       2001        2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  9.30      $ 10.38      $ 9.16     $ 9.58      $  9.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       0.37         0.27        0.07      (0.05)        0.12
  Net Realized and Unrealized Gain (Loss) on Investments                 1.90        (1.09)       1.30      (0.17)        0.33
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     2.27        (0.82)       1.37      (0.22)        0.45
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                 (0.64)       (0.26)      (0.15)     (0.20)       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 10.93      $  9.30      $10.38     $ 9.16      $  9.58
=================================================================================================================================
TOTAL RETURN                                                            24.52%       (7.85)%     14.91%     (2.36)%       4.75%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $19,215      $13,826      $7,766     $9,931      $33,422
Ratio of Expenses to Average Net Assets (1)                              1.00%        1.01%       1.03%      1.23%        1.03%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        N/A         1.00%       1.00%      1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          3.37%        2.30%       1.55%      2.33%        1.33%
Portfolio Turnover Rate                                                    79%          46%         74%        35%         119%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                      $  0.06      $  0.05      $ 0.09     $ 0.01      $  0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.56%        1.53%       1.90%      1.71%        1.43%
      Net Investment Income (Loss) to Average Net Assets                 2.81%        1.74%       0.69%      1.85%        0.95%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                   --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                         2002++       2001        2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  9.33      $ 10.41      $ 9.19     $ 9.61      $  9.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       0.27         0.08        0.18       0.19         0.11
  Net Realized and Unrealized Gain (Loss) on Investments                 1.97        (0.93)       1.16      (0.43)        0.33
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     2.24        (0.85)       1.34      (0.24)        0.44
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                 (0.61)       (0.23)      (0.12)     (0.18)       (0.35)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 10.96      $  9.33      $10.41     $ 9.19      $  9.61
=================================================================================================================================
TOTAL RETURN                                                            24.11%       (8.08)%     14.55%     (2.61)%       4.60%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $   953      $ 1,687      $1,449     $1,786      $ 2,531
Ratio of Expenses to Average Net Assets (2)                              1.25%        1.26%       1.28%      1.47%        1.28%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        N/A         1.25%       1.25%      1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          3.12%        1.53%       1.50%      2.35%        1.15%
Portfolio Turnover Rate                                                    79%          46%         74%        35%         119%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                      $  0.06      $  0.04      $ 0.10     $ 0.04      $  0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.81%        1.78%       2.15%      1.96%        1.68%
      Net Investment Income (Loss) to Average Net Assets                 2.56%        0.96%       0.61%      1.91%        0.77%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         Financial Highlights

                                         European Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                 ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.42      $ 14.17     $ 15.09     $  15.75    $  17.96
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.18         0.18        0.25         0.29        0.43
  Net Realized and Unrealized Gain (Loss) on Investments               (1.24)       (2.08)       0.76         1.10        1.08
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.06)       (1.90)       1.01         1.39        1.51
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.17)       (0.36)      (0.21)       (0.35)      (0.42)
  Net Realized Gain                                                       --        (0.49)      (1.72)       (1.70)      (3.30)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.17)       (0.85)      (1.93)       (2.05)      (3.72)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.19      $ 11.42     $ 14.17     $  15.09    $  15.75
=================================================================================================================================
TOTAL RETURN                                                           (9.24)%     (13.47)%      7.38%        9.60%       8.09%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $29,425      $34,117     $65,747     $105,030    $168,712
Ratio of Expenses to Average Net Assets (1)                             1.01%        1.07%       1.02%        1.09%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest              1.00%        1.00%       1.00%        1.00%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.65%        1.42%       1.22%        1.46%       1.47%
Portfolio Turnover Rate                                                  104%          59%         47%          74%         52%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.05      $  0.04     $  0.03     $   0.03    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.50%        1.31%       1.14%        1.22%       1.08%
      Net Investment Income (Loss) to Average Net Assets                1.16%        1.19%       1.09%        1.34%       1.40%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                 ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.44      $ 14.19     $ 15.11     $  15.74    $  17.94
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.18         0.03        0.19         0.12        0.33
  Net Realized and Unrealized Gain (Loss) on Investments               (1.26)       (1.96)       0.78         1.23        1.13
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.08)       (1.93)       0.97         1.35        1.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.15)       (0.33)      (0.17)       (0.28)      (0.36)
  Net Realized Gain                                                       --        (0.49)      (1.72)       (1.70)      (3.30)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.15)       (0.82)      (1.89)       (1.98)      (3.66)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.21      $ 11.44     $ 14.19     $  15.11    $  15.74
=================================================================================================================================
TOTAL RETURN                                                           (9.48)%     (13.71)%      7.08%        9.36%       7.80%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   942      $ 1,009     $ 2,287     $  2,196    $  5,181
Ratio of Expenses to Average Net Assets (2)                             1.26%        1.32%       1.27%        1.34%       1.25%
Ratio of Expenses to Average Net Assets Excluding Interest              1.25%        1.25%       1.25%        1.25%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         1.40%        1.05%       0.96%        1.30%       1.15%
Portfolio Turnover Rate                                                  104%          59%         47%          74%         52%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.05      $  0.03     $  0.03     $   0.01    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.75%        1.56%       1.39%        1.48%       1.34%
      Net Investment Income (Loss) to Average Net Assets                0.91%        0.81%       0.83%        1.16%       1.08%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Global Franchise Portfolio

Selected Per Share Data and Ratios

                                                                                               CLASS A
                                                                 ----------------------------------------------------------------
                                                                                           YEAR ENDED              PERIOD FROM
                                                                                         DECEMBER 31,       NOVEMBER 28, 2001*
                                                                                               2002++     TO DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.48                  $ 10.00
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                                               0.17                     0.01
  Net Realized and Unrealized Gain (Loss) on Investments                                         0.68                     0.47
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             0.85                     0.48
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                                             (0.04)                      --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $ 11.29                  $ 10.48
=================================================================================================================================
TOTAL RETURN                                                                                     8.10%                    4.80%#
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                         $48,644                  $10,595
Ratio of Expenses to Average Net Assets (1)                                                      1.00%                    1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                                  1.41%                    1.30%**
Portfolio Turnover Rate                                                                            62%                     N/A
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                                              $  0.03                  $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                                             1.28%                   16.47%**
      Net Investment Income (Loss) to Average Net Assets                                         1.13%                  (14.17)%**
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                 ----------------------------------------------------------------
                                                                                           YEAR ENDED              PERIOD FROM
                                                                                         DECEMBER 31,       NOVEMBER 28, 2001*
                                                                                               2002++     TO DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.46                  $ 10.00
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                                               0.11                    (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                                         0.71                     0.55
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             0.82                     0.46
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                                             (0.04)                      --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                $ 11.24                  $ 10.46
=================================================================================================================================
TOTAL RETURN                                                                                     7.82%                    4.60%#
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                         $ 1,427                  $   415
Ratio of Expenses to Average Net Assets (2)                                                      1.25%                    1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                                  1.16%                  (13.29)%**
Portfolio Turnover Rate                                                                            62%                     N/A
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                                              $  0.04                  $  0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                                             1.53%                   16.72%**
      Net Investment Income (Loss) to Average Net Assets                                         0.88%                  (21.62)%**
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.
 *  Commencement of Operations
 ** Annualized
 #  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Global Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 ----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 15.45      $ 17.05     $ 18.32     $  20.74    $  18.52
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.15         0.13        0.26         0.44        0.15
  Net Realized and Unrealized Gain (Loss) on Investments               (2.82)       (1.56)       1.75         0.32        2.55
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.67)       (1.43)       2.01         0.76        2.70
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.20)       (0.17)      (0.62)       (0.44)      (0.17)
  Net Realized Gain                                                    (0.12)          --       (2.66)       (2.74)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.32)       (0.17)      (3.28)       (3.18)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 12.46      $ 15.45     $ 17.05     $  18.32    $  20.74
=================================================================================================================================
TOTAL RETURN                                                          (17.34)%      (8.36)%     11.75%        4.01%      14.60%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $34,297      $34,079     $40,418     $115,646    $228,748
Ratio of Expenses to Average Net Assets (1)                             1.00%        1.01%       1.01%        1.01%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.00%       1.00%        1.00%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.08%        0.79%       1.16%        1.26%       0.96%
Portfolio Turnover Rate                                                   42%          51%         48%          41%         39%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.02      $  0.02     $  0.04     $   0.02    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.12%        1.16%       1.17%        1.06%       1.07%
      Net Investment Income (Loss) to Average Net Assets                0.96%        0.64%       1.00%        1.20%       0.90%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 ----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 15.33      $ 16.92     $ 18.20     $  20.63    $  18.46
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12         0.13        0.27         0.21        0.15
  Net Realized and Unrealized Gain (Loss) on Investments               (2.82)       (1.58)       1.68         0.50        2.46
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.70)       (1.45)       1.95         0.71        2.61
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.16)       (0.14)      (0.57)       (0.40)      (0.13)
  Net Realized Gain                                                    (0.12)          --       (2.66)       (2.74)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.28)       (0.14)      (3.23)       (3.14)      (0.44)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 12.35      $ 15.33     $ 16.92     $  18.20    $  20.63
=================================================================================================================================
TOTAL RETURN                                                          (17.63)%      (8.58)%     11.52%        3.75%      14.15%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $26,866      $30,089     $30,196     $ 28,089    $ 13,123
Ratio of Expenses to Average Net Assets (2)                             1.25%        1.26%       1.26%        1.26%       1.25%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A         1.25%       1.25%        1.25%        N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.83%        0.78%       1.14%        0.89%       0.68%
Portfolio Turnover Rate                                                   42%          51%         48%          41%         39%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.02      $  0.02     $  0.04     $   0.01    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.37%        1.41%       1.42%        1.31%       1.32%
      Net Investment Income (Loss) to Average Net Assets                0.71%        0.64%       0.97%        0.83%       0.62%
---------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

International Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 -------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001          2000         1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.59    $    17.88    $    19.62   $    18.25   $    17.16
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.19          0.25          0.25         0.24         0.27
  Net Realized and Unrealized Gain (Loss) on Investments               (0.82)        (2.00)         1.44         2.80         2.86
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.63)        (1.75)         1.69         3.04         3.13
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.33)        (0.34)        (0.04)       (0.18)       (0.38)
  Net Realized Gain                                                    (0.03)        (0.20)        (3.39)       (1.49)       (1.66)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.36)        (0.54)        (3.43)       (1.67)       (2.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.60    $    15.59    $    17.88   $    19.62   $    18.25
====================================================================================================================================
TOTAL RETURN                                                           (4.02)%       (9.74)%        9.29%       16.91%       18.30%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $3,953,655    $4,004,817    $4,810,852   $4,630,035   $3,400,498
Ratio of Expenses to Average Net Assets (1)                             1.00%         1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.24%         1.35%         1.45%        1.28%        1.33%
Portfolio Turnover Rate                                                   51%           63%           53%          37%          33%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income:                 $     0.00+   $     0.00+          N/A   $     0.00+  $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.00%         1.01%         1.00%        1.01%        1.02%
      Net Investment Income (Loss) to Average Net Assets                1.24%         1.34%         1.45%        1.27%        1.32%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 -------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001          2000         1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.53    $    17.81    $    19.58   $    18.22   $    17.13
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12          0.07          0.23         0.19         0.24
  Net Realized and Unrealized Gain (Loss) on Investments               (0.78)        (1.83)         1.39         2.81         2.85
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.66)        (1.76)         1.62         3.00         3.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.31)        (0.32)           --        (0.15)       (0.34)
  Net Realized Gain                                                    (0.03)        (0.20)        (3.39)       (1.49)       (1.66)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.34)        (0.52)        (3.39)       (1.64)       (2.00)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.53    $    15.53    $    17.81   $    19.58   $    18.22
====================================================================================================================================
TOTAL RETURN                                                           (4.25)%       (9.83)%        8.94%       16.68%       18.13%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  439,422    $  165,439    $   59,945   $   41,374   $   17,076
Ratio of Expenses to Average Net Assets (2)                             1.25%         1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         0.99%         0.73%         1.44%        0.93%        0.96%
Portfolio Turnover Rate                                                   51%           63%           53%          37%          33%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income:                 $     0.00+   $     0.00+          N/A   $     0.00+  $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.25%         1.26%         1.25%        1.26%        1.28%
      Net Investment Income (Loss) to Average Net Assets                0.99%         0.72%         1.44%        0.92%        0.95%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         International Magnum Portfolio

Selected Per Share Data and Ratios

                                                                                                 CLASS A
                                                                 ------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  9.34      $  11.56     $  13.62     $  11.57     $  10.87
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.07          0.11         0.11         0.19         0.14
  Net Realized and Unrealized Gain (Loss) on Investments              (1.31)        (2.27)       (1.52)        2.64         0.66
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.24)        (2.16)       (1.41)        2.83         0.80
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.06)        (0.06)       (0.16)       (0.15)       (0.10)
  Net Realized Gain                                                      --            --        (0.49)       (0.63)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.06)        (0.06)       (0.65)       (0.78)       (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.04      $   9.34     $  11.56     $  13.62     $  11.57
===================================================================================================================================
TOTAL RETURN                                                         (13.36)%      (18.71)%     (10.50)%      24.87%        7.33%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $68,275      $120,753     $183,566     $188,586     $269,814
Ratio of Expenses to Average Net Assets (1)                            1.01%         1.01%        1.01%        1.01%        1.00%
Ratio of Expenses to Average Net Assets Excluding Interest             1.00%         1.00%        1.00%        1.00%         N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.81%         1.00%        0.84%        0.89%        1.34%
Portfolio Turnover Rate                                                  59%           44%          56%          59%          39%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.02      $   0.01     $   0.01     $   0.02     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.30%         1.14%        1.10%        1.11%        1.13%
      Net Investment Income (Loss) to Average Net Assets               0.52%         0.87%        0.75%        0.80%        1.24%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                 ------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  9.32      $  11.52     $  13.58     $  11.54     $  10.84
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.06          0.01         0.08         0.11         0.14
  Net Realized and Unrealized Gain (Loss) on Investments              (1.31)        (2.18)       (1.54)        2.68         0.64
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.25)        (2.17)       (1.46)        2.79         0.78
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.03)        (0.03)       (0.12)       (0.12)       (0.08)
  Net Realized Gain                                                      --            --        (0.48)       (0.63)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.03)        (0.03)       (0.60)       (0.75)       (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.04      $   9.32     $  11.52     $  13.58     $  11.54
===================================================================================================================================
TOTAL RETURN                                                         (13.49)%      (18.87)%     (10.81)%      24.58%        7.13%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 6,644      $ 10,542     $ 23,474     $ 30,770     $ 26,151
Ratio of Expenses to Average Net Assets (2)                            1.26%         1.26%        1.26%        1.25%        1.25%
Ratio of Expenses to Average Net Assets Excluding Interest             1.25%         1.25%        1.25%        1.25%         N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        0.56%         0.75%        0.58%        0.87%        1.24%
Portfolio Turnover Rate                                                  59%           44%          56%          59%          39%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.03      $   0.01     $   0.01     $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.55%         1.39%        1.35%        1.35%        1.37%
      Net Investment Income (Loss) to Average Net Assets               0.27%         0.62%        0.49%        0.54%        1.14%
-----------------------------------------------------------------------------------------------------------------------------------

 ++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

International Small Cap Portfolio

Selected Per Share Data and Ratios

                                                                                                 CLASS A
                                                                 -------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                        2002++        2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  14.82      $  16.30     $  19.67     $  15.25     $  15.61
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.15          0.21         0.24         0.22         0.22
  Net Realized and Unrealized Gain (Loss) on Investments *             (0.59)        (1.18)       (0.86)        5.66         0.39
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.44)        (0.97)       (0.62)        5.88         0.61
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.13)        (0.27)       (0.17)       (0.29)       (0.24)
  Net Realized Gain                                                    (0.04)        (0.24)       (2.61)       (1.20)       (0.79)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.17)        (0.51)       (2.78)       (1.49)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                          --          0.00+        0.03         0.03         0.06
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                      $  14.21      $  14.82     $  16.30     $  19.67     $  15.25
====================================================================================================================================
TOTAL RETURN                                                           (2.99)%       (5.88)%      (2.92)%      39.34%        4.25%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $440,124      $376,981     $374,924     $357,708     $252,642
Ratio of Expenses to Average Net Assets (1)                             1.15%         1.15%        1.16%        1.15%        1.15%
Ratio of Expenses to Average Net Assets Excluding Interest               N/A           N/A         1.15%         N/A          N/A
Expense
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.00%         1.38%        1.32%        1.30%        1.23%
Portfolio Turnover Rate                                                   34%           39%          54%          48%          39%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $   0.01      $   0.01     $   0.01     $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.19%         1.19%        1.22%        1.20%        1.21%
      Net Investment Income (Loss) to Average Net Assets                0.96%         1.34%        1.38%        1.25%        1.18%
------------------------------------------------------------------------------------------------------------------------------------

 * Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the years ended December 31, 2001 and 2000.
 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Japanese Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001++       2000        1999++       1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  5.25      $  7.62      $ 10.12     $  6.18      $  5.89
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       (0.01)       (0.01)       (0.02)      (0.02)        0.04
  Net Realized and Unrealized Gain (Loss) on Investments                 (0.58)       (2.25)       (2.37)       3.96         0.48
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (0.59)       (2.26)       (2.39)       3.94         0.52
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                     --        (0.11)       (0.11)         --        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  4.66      $  5.25      $  7.62     $ 10.12      $  6.18
====================================================================================================================================
TOTAL RETURN                                                            (11.22)%     (29.96)%     (23.69)%     63.75%        8.82%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $24,159      $22,921      $56,306     $73,666      $57,755
Ratio of Expenses to Average Net Assets (1)                               1.02%        1.02%        1.03%       1.01%        1.11%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.00%        1.00%        1.00%       1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          (0.15)%      (0.21)%      (0.29)%     (0.28)%       0.03%
Portfolio Turnover Rate                                                     45%          14%          14%         26%          66%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.01      $  0.02      $  0.01     $  0.01      $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.29%        1.26%        1.12%       1.14%        1.30%
      Net Investment Income (Loss) to Average Net Assets                 (0.42)%      (0.45)%      (0.38)%     (0.41)%      (0.14)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001++       2000        1999++       1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  5.18      $  7.54      $ 10.02     $  6.13      $  5.87
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       (0.03)       (0.03)        0.02        0.08        (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                 (0.56)       (2.22)       (2.41)       3.81         0.58
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (0.59)       (2.25)       (2.39)       3.89         0.49
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                     --        (0.11)       (0.09)         --        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  4.59      $  5.18      $  7.54     $ 10.02      $  6.13
====================================================================================================================================
TOTAL RETURN                                                            (11.39)%     (30.15)%     (23.93)%     63.46%        8.33%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $   308      $ 1,057      $ 3,851     $ 3,538      $ 1,083
Ratio of Expenses to Average Net Assets (2)                               1.27%        1.27%        1.28%       1.26%        1.36%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.25%        1.25%        1.25%       1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          (0.40)%      (0.50)%      (0.54)%     (0.57)%      (0.25)%
Portfolio Turnover Rate                                                     45%          14%          14%         26%          66%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.01      $  0.02      $  0.00+    $  0.01      $  0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.54%        1.51%        1.37%       1.39%        1.55%
      Net Investment Income (Loss) to Average Net Assets                 (0.67)%      (0.74)%      (0.62)%     (0.67)%      (0.42)%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002, 2001 and 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Latin American Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  9.09      $  9.36      $ 11.32     $  6.74      $ 10.91
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                        0.12         0.23         0.01        0.18         0.13
  Net Realized and Unrealized Gain (Loss) on Investments                 (1.99)       (0.36)       (1.82)       4.59        (4.16)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (1.87)       (0.13)       (1.81)       4.77        (4.03)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  (0.09)       (0.14)       (0.15)      (0.19)       (0.09)
  Net Realized Gain                                                         --           --           --          --        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.09)       (0.14)       (0.15)      (0.19)       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  7.13      $  9.09      $  9.36     $ 11.32      $  6.74
====================================================================================================================================
TOTAL RETURN                                                            (20.55)%      (1.48)%     (16.21)%     71.28%      (37.10)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $18,032      $22,699      $25,403     $13,809      $15,012
Ratio of Expenses to Average Net Assets (1)                               1.67%        1.80%        1.84%       1.79%        1.81%
Ratio of Expenses to Average Net Assets Excluding Country Tax and
 Interest Expense                                                         1.58%        1.72%        1.70%       1.70%        1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)           1.52%        2.27%       (0.03)%      1.40%        1.40%
Portfolio Turnover Rate                                                     76%          58%         133%        124%         196%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                           N/A      $  0.00+     $  0.02     $  0.04          N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.67%        1.80%        2.06%       2.12%         N/A
      Net Investment Income (Loss) to Average Net Assets                  1.52%        2.25%       (0.25)%      1.07%         N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999         1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  9.10      $  9.37      $ 11.36     $  6.78      $ 10.80
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                        0.13         0.25        (0.01)       0.19         0.12
  Net Realized and Unrealized Gain (Loss) on Investments                 (2.02)       (0.41)       (1.83)       4.58        (4.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (1.89)       (0.16)       (1.84)       4.77        (3.97)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  (0.06)       (0.11)       (0.15)      (0.19)          --
  Net Realized Gain                                                         --           --           --          --        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.06)       (0.11)       (0.15)      (0.19)       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  7.15      $  9.10      $  9.37     $ 11.36      $  6.78
====================================================================================================================================
TOTAL RETURN                                                            (20.83)%      (1.77)%     (16.42)%     70.85%      (36.86)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $   196      $   825      $ 1,140     $ 1,387      $ 1,148
Ratio of Expenses to Average Net Assets (2)                               1.92%        2.05%        2.09%       2.05%        2.01%
Ratio of Expenses to Average Net Assets Excluding Country Tax and
 Interest Expense                                                         1.83%        1.97%        1.95%       1.95%        1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)           1.27%        2.05%        0.33%       1.04%        1.24%
Portfolio Turnover Rate                                                     76%          58%         133%        124%         196%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                           N/A      $  0.00+     $  0.03     $  0.05          N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.92%        2.05%        2.31%       2.35%         N/A
      Net Investment Income (Loss) to Average Net Assets                  1.27%        2.03%       (0.26)%      0.75%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Equity Growth Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  17.29      $  20.51     $  25.04     $  19.04     $  16.93
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.03          0.01        (0.01)       (0.02)        0.04
  Net Realized and Unrealized Gain (Loss) on Investments              (4.80)        (3.08)       (2.76)        7.49         3.17
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (4.77)        (3.07)       (2.77)        7.47         3.21
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.03)           --           --        (0.00)+      (0.03)
  Net Realized Gain                                                      --         (0.15)       (1.76)       (1.47)       (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.03)        (0.15)       (1.76)       (1.47)       (1.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  12.49      $  17.29     $  20.51     $  25.04     $  19.04
===================================================================================================================================
TOTAL RETURN                                                         (27.64)%      (14.97)%     (11.78)%      39.89%       19.04%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $432,207      $603,652     $886,824     $977,005     $784,565
Ratio of Expenses to Average Net Assets (1)                            0.80%         0.80%        0.80%        0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.21%         0.05%        0.79%       (0.10)%       0.22%
Portfolio Turnover Rate                                                 143%           94%          71%          91%         156%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                   $   0.00+     $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   0.81%         0.81%        0.80%        0.80%        0.80%
      Net Investment Income (Loss) to Average Net Assets               0.21%         0.06%       (0.06)%      (0.10)%       0.22%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  17.08      $  20.32     $  24.90     $  18.97     $  16.91
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.00+        (0.04)       (0.04)       (0.04)       (0.00)+
  Net Realized and Unrealized Gain (Loss) on Investments              (4.74)        (3.05)       (2.78)        7.44         3.15
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (4.74)        (3.09)       (2.82)        7.40         3.15
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                  --            --           --        (0.00)+      (0.02)
  Net Realized Gain                                                      --         (0.15)       (1.76)       (1.47)       (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  --         (0.15)       (1.76)       (1.47)       (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  12.34      $  17.08     $  20.32     $  24.90     $  18.97
===================================================================================================================================
TOTAL RETURN                                                         (27.75)%      (15.26)%     (12.01)%      39.61%       18.71%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $156,501      $223,646     $350,556     $246,889     $ 83,330
Ratio of Expenses to Average Net Assets (2)                            1.05%         1.05%        1.05%        1.05%        1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)       (0.04)%       (0.22)%      (1.04)%      (0.34)%      (0.02)%
Portfolio Turnover Rate                                                 143%           94%          71%          91%         156%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                   $   0.00+     $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.06%         1.06%        1.05%        1.05%        1.05%
      Net Investment Income (Loss) to Average Net Assets              (0.04)%       (0.22)%      (0.30)%      (0.34)%      (0.20)%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Focus Equity Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                 -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                       2002++       2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 12.67      $ 15.31     $  19.70     $  17.50     $  15.78
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.00+       (0.03)       (0.05)       (0.06)       (0.00)+
  Net Realized and Unrealized Gain (Loss) on Investments              (3.65)       (2.28)       (2.05)        7.89         2.42
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (3.65)       (2.31)       (2.10)        7.83         2.42
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                      --        (0.33)       (2.29)       (5.63)       (0.70)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  9.02      $ 12.67     $  15.31     $  19.70     $  17.50
==================================================================================================================================
TOTAL RETURN                                                         (28.81)%     (15.22)%     (11.66)%      46.44%       15.35%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $51,347      $85,204     $126,531     $136,128     $130,734
Ratio of Expenses to Average Net Assets (1)                            1.00%        1.01%        1.00%        1.01%        1.01%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                                       N/A         1.00%         N/A         1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        0.02%       (0.21)%      (0.27)%      (0.33)%       0.01%
Portfolio Turnover Rate                                                 173%          95%          93%         155%         373%
----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.01      $  0.01     $   0.00+    $   0.01     $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.09%        1.08%        1.04%        1.07%        1.03%
      Net Investment Income (Loss) to Average Net Assets              (0.07)%      (0.28)%      (0.29)%      (0.39)%      (0.01)%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                       2002++       2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 12.45      $ 15.09     $  19.50     $  17.40     $  15.72
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                    (0.03)       (0.07)       (0.08)       (0.08)       (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments              (3.57)       (2.24)       (2.04)        7.81         2.44
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (3.60)       (2.31)       (2.12)        7.73         2.38
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                      --        (0.33)       (2.29)       (5.63)       (0.70)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  8.85      $ 12.45     $  15.09     $  19.50     $  17.40
==================================================================================================================================
TOTAL RETURN                                                         (28.92)%     (15.45)%     (11.89)%      46.13%       15.15%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $ 6,414      $13,143     $ 18,876     $ 22,168     $ 16,682
Ratio of Expenses to Average Net Assets (2)                            1.25%        1.26%        1.25%        1.26%        1.26%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                                       N/A         1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)       (0.23)%      (0.45)%      (0.52)%      (0.58)%      (0.26)%
Portfolio Turnover Rate                                                 173%          95%          93%         155%         373%
----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                    $  0.01      $  0.00+    $   0.00+    $   0.01     $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.34%        1.33%        1.29%        1.32%        1.28%
      Net Investment Income (Loss) to Average Net Assets              (0.32)%      (0.53)%      (0.54)%      (0.64)%      (0.28)%
----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Small Company Growth Portfolio

Selected Per Share Data and Ratios

                                                                                                   CLASS A
                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                         2002++        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.65      $  10.99     $ 13.32     $  8.07     $  7.72
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      (0.07)        (0.06)      (0.08)      (0.05)       0.09
  Net Realized and Unrealized Gain (Loss) on Investments                (2.08)        (1.28)      (0.69)       7.40        1.97
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (2.15)        (1.34)      (0.77)       7.35        2.06
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                    --            --          --          --       (0.09)
  Net Realized Gain                                                        --         (0.00)+     (1.56)      (2.10)      (1.62)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --         (0.00)+     (1.56)      (2.10)      (1.71)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $   7.50      $   9.65     $ 10.99     $ 13.32     $  8.07
==================================================================================================================================
TOTAL RETURN                                                           (22.28)%      (12.18)%     (6.64)%     96.45%      27.54%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $ 74,554      $ 82,300     $89,367     $77,193     $73,276
Ratio of Expenses to Average Net Assets (1)                              1.10%         1.10%       1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         (0.82)%       (0.69)%     (0.68)%     (0.59)%      1.06%
Portfolio Turnover Rate                                                   133%          144%        129%        204%        331%
----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $   0.01      $   0.01     $  0.01     $  0.01     $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.22%         1.25%       1.30%       1.43%       1.35%
      Net Investment Income (Loss) to Average Net Assets                (0.94)%       (0.83)%     (0.73)%     (0.78)%      0.96%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B
                                                                  ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                         2002++        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.36      $  10.68     $ 13.01     $  7.93     $  7.63
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      (0.09)        (0.06)      (0.10)      (0.08)       0.09
  Net Realized and Unrealized Gain (Loss) on Investments                (2.01)        (1.26)      (0.67)       7.26        1.90
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (2.10)        (1.32)      (0.77)       7.18        1.99
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                    --            --          --          --       (0.07)
  Net Realized Gain                                                        --         (0.00)+     (1.56)      (2.10)      (1.62)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --         (0.00)+     (1.56)      (2.10)      (1.69)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $   7.26      $   9.36     $ 10.68     $ 13.01     $  7.93
==================================================================================================================================
TOTAL RETURN                                                           (22.44)%      (12.35)%     (6.81)%     95.97%      26.86%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $215,899      $184,099     $91,069     $14,775     $ 1,282
Ratio of Expenses to Average Net Assets (2)                              1.35%         1.35%       1.50%       1.50%       1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         (1.07)%       (0.97)%     (0.97)%     (0.87)%      0.88%
Portfolio Turnover Rate                                                   133%          144%        129%        204%        331%
----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $   0.01      $   0.01     $  0.00+    $  0.02     $  0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.47%         1.50%       1.55%       1.66%       1.60%
      Net Investment Income (Loss) to Average Net Assets                (1.19)%       (1.12)%     (1.02)%      1.03%       0.78%
----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Technology Portfolio

Selected Per Share Data and Ratios

                                                                                                  CLASS A
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999++       1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 12.76      $ 25.82     $  38.91     $ 17.98      $ 11.73
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                       (0.10)       (0.18)       (0.34)      (0.28)       (0.13)
  Net Realized and Unrealized Gain (Loss) on Investments                 (5.97)      (12.00)       (7.69)      28.07         6.45
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (6.07)      (12.18)       (8.03)      27.79         6.32
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                         --        (0.88)       (5.06)      (6.86)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  6.69      $ 12.76     $  25.82     $ 38.91      $ 17.98
====================================================================================================================================
TOTAL RETURN                                                            (47.57)%     (47.89)%     (22.67)%    160.62%       53.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $20,331      $42,195     $101,588     $82,190      $27,506
Ratio of Expenses to Average Net Assets (1)                               1.26%        1.26%        1.26%       1.26%        1.29%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.25%        1.25%        1.25%       1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)          (1.11)%      (1.09)%      (1.05)%     (1.06)%      (0.95)%
Portfolio Turnover Rate                                                    122%         107%         150%        250%         265%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income (Loss)                $  0.02      $  0.01     $   0.01     $  0.00+     $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.46%        1.34%        1.29%       1.28%        1.82%
      Net Investment Income (Loss) to Average Net Assets                 (1.32)%      (1.17)%      (1.08)%     (1.09)%      (1.47)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                          2002++       2001         2000        1999++       1998++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 12.61      $ 25.58     $  38.69     $ 17.92      $ 11.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                       (0.12)       (0.21)       (0.41)      (0.35)       (0.16)
  Net Realized and Unrealized Gain (Loss) on Investments                 (5.88)      (11.88)       (7.64)      27.98         6.43
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (6.00)      (12.09)       (8.05)      27.63         6.27
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Realized Gain                                                         --        (0.88)       (5.06)      (6.86)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  6.61      $ 12.61     $  25.58     $ 38.69      $ 17.92
====================================================================================================================================
TOTAL RETURN                                                            (47.62)%     (47.99)%     (22.86)%    160.26%       53.52%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $ 1,872      $ 3,137     $  6,251     $ 4,192      $   850
Ratio of Expenses to Average Net Assets (2)                               1.51%        1.51%        1.51%       1.51%        1.55%
Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.50%        1.50%        1.50%       1.50%        1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)          (1.36)%      (1.34)%      (1.30)%     (1.31)%      (1.32)%
Portfolio Turnover Rate                                                    122%         107%         150%        250%         265%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                       $  0.02      $  0.01     $   0.01     $  0.00+     $  0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                      1.71%        1.59%        1.54%       1.53%        2.08%
      Net Investment Income (Loss) to Average Net Assets                 (1.57)%      (1.42)%      (1.34)%     (1.32)%      (1.84)%
------------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share
 ++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         U.S. Real Estate Portfolio

Selected Per Share Data and Ratios

                                                                                                CLASS A
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  14.63      $  14.50     $  11.84     $  12.71     $  15.38
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     0.52          0.60         0.51         0.81         0.47
  Net Realized and Unrealized Gain (Loss) on Investments              (0.48)         0.71         2.94        (0.98)       (2.32)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.04          1.31         3.45        (0.17)       (1.85)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.52)        (0.57)       (0.56)       (0.66)       (0.49)
  Net Realized Gain                                                   (0.60)        (0.61)       (0.23)       (0.04)       (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (1.12)        (1.18)       (0.79)       (0.70)       (0.82)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  13.55      $  14.63     $  14.50     $  11.84     $  12.71
===================================================================================================================================
TOTAL RETURN                                                           0.18%         9.27%       29.65%       (1.48)%     (12.29)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $655,274      $696,871     $584,263     $311,064     $259,589
Ratio of Expenses to Average Net Assets (1)                            0.99%         1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        3.49%         4.19%        4.13%        6.52%        3.33%
Portfolio Turnover Rate                                                  47%           33%          31%          47%         117%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                        N/A      $   0.00+    $   0.00+    $   0.00+    $   0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   0.99%         1.01%        1.01%        1.02%        1.04%
      Net Investment Income (Loss) to Average Net Assets               3.49%         4.18%        4.11%        6.51%        3.30%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                -------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                       2002++        2001         2000         1999         1998++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  14.55      $  14.45     $  11.80     $  12.67     $  15.34
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     0.45          0.56         0.49         0.82         0.47
  Net Realized and Unrealized Gain (Loss) on Investments              (0.45)         0.68         2.92        (1.02)       (2.35)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.00          1.24         3.41        (0.20)       (1.88)
-----------------------------------------------------------------------------------------------------------------------------------
                     DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                               (0.48)        (0.53)       (0.53)       (0.63)       (0.46)
  Net Realized Gain                                                   (0.60)        (0.61)       (0.23)       (0.04)       (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (1.08)        (1.14)       (0.76)       (0.67)       (0.79)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  13.47      $  14.55     $  14.45     $  11.80     $  12.67
===================================================================================================================================
TOTAL RETURN                                                          (0.07)%        8.78%       29.36%       (1.73)%     (12.52)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $ 31,584      $ 23,198     $ 20,235     $ 13,418     $ 13,523
Ratio of Expenses to Average Net Assets (2)                            1.24%         1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        3.24%         3.96%        3.83%        6.13%        3.23%
Portfolio Turnover Rate                                                  47%           33%          31%          47%         117%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                        N/A      $   0.00+    $   0.00+    $   0.00+    $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.24%         1.26%        1.26%        1.27%        1.29%
      Net Investment Income (Loss) to Average Net Assets               3.24%         3.95%        3.81%        6.12%        3.20%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Value Equity Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.68     $  10.32     $  9.63      $ 10.78     $ 13.62
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.14         0.15        0.16         0.26        0.20
  Net Realized and Unrealized Gain (Loss) on Investments               (2.47)       (0.31)       1.54         0.97        0.98
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.33)       (0.16)       1.70         1.23        1.18
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.14)       (0.15)      (0.16)       (0.17)      (0.21)
  Net Realized Gain                                                       --        (0.33)      (0.85)       (2.21)      (3.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.14)       (0.48)      (1.01)       (2.38)      (4.02)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.21     $   9.68     $ 10.32      $  9.63     $ 10.78
=================================================================================================================================
TOTAL RETURN                                                          (24.22)%      (1.55)%     18.08%       11.63%       8.79%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $76,452     $101,691     $70,454      $46,768     $57,543
Ratio of Expenses to Average Net Assets (1)                             0.70%        0.70%       0.70%        0.73%       0.70%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A         N/A         0.70%        N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         1.69%        1.56%       1.64%        1.25%       1.36%
Portfolio Turnover Rate                                                   45%          50%         62%          80%        153%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.01     $   0.01     $  0.01      $  0.03     $  0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    0.76%        0.79%       0.81%        0.86%       0.82%
      Net Investment Income (Loss) to Average Net Assets                1.63%        1.47%       1.54%        1.12%       1.25%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001++      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.67     $  10.32    $   9.60     $  10.76    $  13.59
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.12         0.13        0.12         0.20        0.07
  Net Realized and Unrealized Gain (Loss) on Investments               (2.46)       (0.32)       1.56         0.99        1.08
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.34)       (0.19)       1.68         1.19        1.15
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.12)       (0.13)      (0.11)       (0.13)      (0.17)
  Net Realized Gain                                                       --        (0.33)      (0.85)       (2.22)      (3.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.12)       (0.46)      (0.96)       (2.35)      (3.98)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  7.21     $   9.67    $  10.32     $   9.60    $  10.76
=================================================================================================================================
TOTAL RETURN                                                          (24.32)%      (1.89)%     17.92%       11.22%       8.59%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $46,757     $ 24,597    $    891     $    921    $  1,045
Ratio of Expenses to Average Net Assets (2)                             0.95%        0.95%       0.95%        0.98%       0.95%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A         N/A         0.95%        N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         1.44%        1.25%       1.35%        1.01%       1.12%
Portfolio Turnover Rate                                                   45%          50%         62%          80%        153%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $  0.00+    $   0.01    $   0.01     $   0.03    $   0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.01%        1.04%       1.11%        1.13%       1.07%
      Net Investment Income (Loss) to Average Net Assets                1.38%        1.17%       1.24%        0.87%       1.01%
---------------------------------------------------------------------------------------------------------------------------------

 +  Amount is less than $0.005 per share.
 ++ Per share amounts for the years ended December 31, 2002 and 2001 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         Financial Highlights

                                         Emerging Markets Debt Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999++      1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  2.95      $  2.88     $  3.00      $  2.61     $  5.77
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.27         0.21        0.55         0.43        1.13
  Net Realized and Unrealized Gain (Loss) on Investments                0.06         0.09       (0.17)        0.34       (3.19)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.33         0.30        0.38         0.77       (2.06)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.33)       (0.23)      (0.50)       (0.37)      (1.10)
  Return of Capital                                                       --           --          --        (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.33)       (0.23)      (0.50)       (0.38)      (1.10)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  2.95      $  2.95     $  2.88      $  3.00     $  2.61
=================================================================================================================================
TOTAL RETURN                                                           11.29%       10.57%      12.81%       29.22%     (35.95)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $48,769      $52,561     $47,080      $52,654     $46,234
Ratio of Expenses to Average Net Assets                                 1.06%        1.13%       1.15%        1.40%       2.38%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A        1.10%        1.29%       1.34%
Ratio of Net Investment Income to Average Net Assets                    8.79%        8.22%      13.33%       13.12%      11.61%
Portfolio Turnover Rate                                                  157%         316%        375%         249%        457%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                        2002++       2001        2000         1999++      1998++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  3.01      $  2.92     $  3.03      $  2.66     $  5.77
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.26         0.30        0.20         0.28        1.13
  Net Realized and Unrealized Gain (Loss) on Investments                0.05         0.02        0.17         0.46       (3.17)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.31         0.32        0.37         0.74       (2.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                (0.32)       (0.23)      (0.48)       (0.05)      (1.07)
  Return of Capital                                                       --           --          --        (0.32)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.32)       (0.23)      (0.48)       (0.37)      (1.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  3.00      $  3.01     $  2.92      $  3.03     $  2.66
=================================================================================================================================
TOTAL RETURN                                                           10.34%       10.50%      12.50%       28.01%     (35.37)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   343      $   429     $   387      $   860     $ 1,187
Ratio of Expenses to Average Net Assets                                 1.31%        1.38%       1.40%        1.65%       2.62%
Ratio of Expenses to Average Net Assets Excluding Interest
 Expense                                                                 N/A          N/A        1.35%        1.55%       1.60%
Ratio of Net Investment Income to Average Net Assets                    8.54%        7.97%      13.28%       12.85%      11.09%
Portfolio Turnover Rate                                                  157%         316%        375%         249%        457%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 2002, 1999 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Financial Highlights

Money Market Portfolio

Selected Per Share Data and Ratios

                                                                                             CLASS A
                                                            ---------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.013         0.038         0.060         0.047         0.051
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         (0.013)       (0.038)       (0.060)       (0.047)       (0.051)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
=================================================================================================================================
TOTAL RETURN                                                      1.30%         3.82%         6.06%         4.80%         5.20%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $1,369,935    $2,706,283    $3,026,412    $2,931,316    $1,958,177
Ratio of Expenses to Average Net Assets                           0.48%         0.48%         0.48%         0.50%         0.49%
Ratio of Net Investment Income to Average Net Assets              1.32%         3.90%         6.07%         4.73%         5.07%
---------------------------------------------------------------------------------------------------------------------------------

Municipal Money Market Portfolio

                                                                                             CLASS A
                                                            ---------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.000    $    1.000    $    1.000    $    1.000      $  1.000
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.009         0.022         0.044         0.027         0.030
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         (0.009)       (0.022)       (0.044)       (0.027)       (0.030)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  1.000    $    1.000    $    1.000    $    1.000      $  1.000
=================================================================================================================================
TOTAL RETURN                                                      0.90%         2.23%         3.57%         2.77%         3.00%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $910,426    $1,346,818    $1,476,436    $1,405,646      $990,579
Ratio of Expenses to Average Net Assets                           0.48%         0.49%         0.48%         0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets              0.90%         2.25%         3.50%         2.76%         2.96%
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-two separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 20, 2002, the Fixed Income III and High Yield II Portfolios were combined with the assets of the Investment Grade Fixed Income and High Yield Portfolios, respectively, of the Morgan Stanley Institutional Fund Trust. Effective October 31, 2002, the Global Fixed Income II Portfolio was liquidated with the approval of the Directors of the Fund.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and/or traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

     price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

6. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decline in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

     Based on pre-established guidelines, the securities lending agent invests the cash collateral that is received in high-quality short-term investments. The Portfolio retains a portion of the income derived from these investments, which is included in the Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at December 31, 2002 are as follows:

                                        VALUE OF
                                          LOANED     VALUE OF
                                      SECURITIES   COLLATERAL
PORTFOLIO                                  (000)        (000)
--------------------------------------------------------------
Active International Allocation       $   18,326   $   19,304
Emerging Markets                          72,128       74,343
European Value Equity                        925          972
International Equity                     204,085      214,519
International Magnum                       2,455        2,571
Equity Growth                             11,930       12,061

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

                                                 NET INTEREST
                                                    EARNED BY
                                                    PORTFOLIO
PORTFOLIO                                               (000)
--------------------------------------------------------------
Active International Allocation                      $    341
Emerging Markets                                          415
European Value Equity                                      26
International Equity                                    3,280
International Magnum                                       38
Equity Growth                                              82

9. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

     mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     For certain Portfolios that invest in international securities, a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares. These fees, if any, are included in Capital Share Redemptions on the Statement of Changes in Net Assets.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                     MAXIMUM
                                                  EXPENSE RATIO
                                     ADVISORY   -----------------
PORTFOLIO                                 FEE   CLASS A   CLASS B
------------------------------------------------------------------
Active International Allocation        0.65%      0.80%    1.05%
Asian Equity                           0.80       1.00     1.25
Asian Real Estate                      0.80       1.00     1.25
Emerging Markets                       1.25       1.75     2.00
European Real Estate                   0.80       1.00     1.25
European Value Equity                  0.80       1.00     1.25
Global Franchise                       0.80       1.00     1.25
Global Value Equity                    0.80       1.00     1.25
International Equity                   0.80       1.00     1.25
International Magnum                   0.80       1.00     1.25
International Small Cap                0.95       1.15      N/A
Japanese Value Equity                  0.80       1.00     1.25
Latin American                         1.10       1.70     1.95
Equity Growth                          0.60       0.80     1.05
Focus Equity                           0.80       1.00     1.25
Small Company Growth                   1.00       1.10     1.35
Technology                             1.00       1.25     1.50
U.S. Real Estate                       0.80       1.00     1.25
Value Equity                           0.50       0.70     0.95
Emerging Markets Debt                  0.75       1.75     2.00
Money Market                           0.30       0.55      N/A
Municipal Money Market                 0.30       0.57      N/A

Morgan Stanley Investment Advisors Inc., (the "Sub-Advisor" or "MS Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MS Advisors receives a sub-advisory fee from the investment advisory fees paid to MS Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

(the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 2002, totaled $1,054,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were reduced by approximately $65,000 due to these fluctuations.

G. PURCHASES AND SALES: During the year ended December 31, 2002, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                     PURCHASES         SALES
PORTFOLIO                                (000)         (000)
------------------------------------------------------------
Active International Allocation     $  124,292   $   193,963
Asian Equity                            29,901        49,308
Asian Real Estate                        1,025           889
Emerging Markets                       704,667       752,232
European Real Estate                    14,341        13,274
European Value Equity                   33,756        34,354
Global Franchise                        70,144        33,867
Global Value Equity                     38,070        26,485
International Equity                 2,478,688     2,067,003
International Magnum                    45,571        92,208
International Small Cap                229,581       139,627
Japanese Value Equity                   16,733        11,148
Latin American                          15,317        15,473
Equity Growth                          948,941       966,471
Focus Equity                           122,424       137,900
Small Company Growth                   452,392       351,653
Technology                              33,326        37,321
U.S. Real Estate                       380,136       359,231
Value Equity                            96,120        58,469
Emerging Markets Debt                   78,127        82,857

There was no purchases and sales of U.S. Government securities for the year ended December 31, 2002.

During the year ended December 31, 2002, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                   BROKERAGE
                                                 COMMISSIONS
PORTFOLIO                                              (000)
------------------------------------------------------------
Asian Equity                                            $ 19
Asian Real Estate                                          1
Emerging Markets                                         227
Global Value Equity                                        4
International Magnum                                       1
Japanese Value Equity                                      3
Equity Growth                                             34
Focus Equity                                              10
Small Company Growth                                      22
Technology                                                 1
Value Equity                                              24

H. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. In addition to the distributions shown below, Asian Equity Portfolio had a return of capital of $51,000 in 2002. Municipal Money Market Portfolio's ordinary income distributions shown below include tax-exempt as well as taxable components. The tax character of distributions paid during 2002 and 2001 was as follows:

                                       2002 DISTRIBUTIONS         2001 DISTRIBUTIONS
                                            PAID FROM:                PAID FROM:
                                    ------------------------   ------------------------
                                     ORDINARY      LONG-TERM    ORDINARY      LONG-TERM
                                       INCOME   CAPITAL GAIN      INCOME   CAPITAL GAIN
PORTFOLIO                               (000)          (000)       (000)          (000)
----------------------------------------------------------------------------------------
Active International
 Allocation                         $   7,649      $      --   $   6,488       $     --
Asian Equity                              225             --         316             --
Asian Real Estate                          82             --          79             --
Emerging Markets                          324             --          --             --
European Real Estate                    1,087             --         432             --
European Value Equity                     510             --       1,446          2,162
Global Franchise                          169             --          --             --
Global Value Equity                       861            601         626             --
International Equity                  104,631             --      86,476         51,369
International Magnum                      465             --         789             --
International Small Cap                 4,992            149      11,711            930
Japanese Value Equity                      --             --         715             --
Latin American                            234             --         336             --
Equity Growth                           1,002             --          --          9,328
Focus Equity                               --             --          --          2,686
Small Company Growth                       --             --          25             --
Technology                                 --             --          --          3,620
U.S. Real Estate                       30,807         27,284      30,286         24,179
Value Equity                            2,149             --       2,648          2,898
Emerging Markets Debt                   5,066             --       4,322             --
Money Market                           23,615             --     122,588             --
Municipal Money Market                 10,310             --      32,457             --

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and taxes differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                   UNDISTRIBUTED
                                                   UNDISTRIBUTED       LONG-TERM
                                                 ORDINARY INCOME    CAPTIAL GAIN
PORTFOLIO                                                  (000)           (000)
--------------------------------------------------------------------------------
Active International Allocation                            $ 555           $  --
Asian Real Estate                                             22              --
European Real Estate                                          39              --
European Value Equity                                         47              --
Global Franchise                                             142              --
Global Value Equity                                           12             472
International Magnum                                         288              --
International Small Cap                                      448              --
Latin American                                                24              --
Equity Growth                                                 43              --
U.S. Real Estate                                              --             305
Value Equity                                                  16              --
Money Market                                                 270              --
Municipal Money Market                                       108              --

Any Portfolios not shown above have no distributable earnings on a tax basis. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At December 31, 2002, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios (excluding foreign currency if applicable) were:

                                                                                            NET
                                                                                   APPRECIATION
                                              COST   APPRECIATION   DEPRECIATION  (DEPRECIATION)
PORTFOLIO                                    (000)          (000)          (000)           (000)
-----------------------------------------------------------------------------------------------
Active International Allocation         $  360,653   $      7,712   $    (93,183)  $    (85,471)
Asian Equity                                24,768          1,027         (4,574)        (3,547)
Asian Real Estate                            2,595             44           (434)          (390)
Emerging Markets                           893,731         42,798       (192,700)      (149,902)
European Real Estate                        19,526          1,508           (966)           542
European Value Equity                       35,030            477         (4,349)        (3,872)
Global Franchise                            48,260          3,972         (2,040)         1,932
Global Value Equity                         76,462          1,154        (16,554)       (15,400)
International Equity                     4,856,496        211,698       (534,349)      (322,651)
International Magnum                        91,169          2,005        (17,047)       (15,042)
International Small Cap                    501,146         37,211        (98,082)       (60,871)
Japanese Value Equity                       38,630            138        (12,513)       (12,375)
Latin American                              22,766            133         (4,682)        (4,549)
Equity Growth                              685,715             --        (83,338)       (83,338)
Focus Equity                                70,219             --        (11,974)       (11,974)
Small Company Growth                       304,217         15,639        (28,134)       (12,495)
Technology                                  34,726            335        (13,114)       (12,779)
U.S. Real Estate                           678,331         60,587        (52,646)         7,941
Value Equity                               139,928          6,118        (22,100)       (15,982)
Emerging Markets Debt                       48,069          2,761         (3,243)          (482)
Money Market                             1,371,512             --             --             --
Municipal Money Market                     908,242             --             --             --

At December 31, 2002, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                        EXPIRATION DATE DECEMBER 31, (000)
-----------------------------------------------------------------------------------------------------------
PORTFOLIO                                2005      2006     2007     2008       2009       2010       TOTAL
-----------------------------------------------------------------------------------------------------------
Active International Allocation       $    --   $    --   $   --   $   --   $ 20,350   $ 60,663   $  81,013
Asian Equity                           10,287    67,604       --       --     17,418      6,691     102,000
Asian Real Estate                          --     2,190       --       --         --         68       2,258
Emerging Markets                           --        --       --       --    266,985    102,776     369,761
European Real Estate                       --     1,283    4,708      215        101         --       6,307
European Value Equity                      --        --       --       --        717      1,359       2,076
International Magnum                       --        --       --       --     11,881      4,936      16,817
International Small Cap                    --        --       --       --         --      9,475       9,475
Japanese Value Equity                   9,712    23,700      583       --         --      3,162      37,157
Latin American                             --    15,053    5,508       --      1,705      4,597      26,863
Equity Growth                              --        --       --       --     33,000    117,052     150,052
Focus Equity                               --        --       --       --     14,650     21,111      35,761
Small Company Growth                       --        --       --       --     48,399     41,886      90,285
Technology                                 --        --       --       --     50,529     28,302      78,831
Value Equity                               --        --       --       --         --     23,101      23,101
Emerging Markets Debt                      --    83,015    9,761       --        704         --      93,480

During the year ended December 31, 2002, the European Real Estate, Global Value Equity and Emerging Markets Debt utilized capital loss carryforward for U.S. Federal income tax

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Notes to Financial Statements (cont'd)

purposes of approximately $209,000, $75,000 and $1,030,000 respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

                                                CAPITAL            CURRENCY
                                                 LOSSES     PFIC     LOSSES
PORTFOLIO                                         (000)    (000)      (000)
----------------------------------------------------------------------------
Active International Allocation                 $ 5,259    $  --    $    --
Asian Equity                                        385       --          3
Emerging Markets                                     --       --        128
European Real Estate                                 --       --          3
European Value Equity                               389       --         --
Global Franchise                                     27       --        208
Global Value Equity                                  --       --         84
International Magnum                                933       --         --
International Small Cap                           4,057       --         --
Japanese Value Equity                                75       --         --
Latin American                                      813       --         12
Equity Growth                                    25,150       --         --
Focus Equity                                        496       --         --
Small Company Growth                              2,976       --         --
Technology                                        2,114       --         --
U.S. Real Estate                                  8,427       --         --
Value Equity                                      1,531       --         --

I. OTHER: The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2001

Report of Ernst & Young, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MORGAN STANLEY INSTITUTIONAL FUND, INC.

We have audited the accompanying statements of net assets of the Morgan Stanley Institutional Fund, Inc. (comprising, respectively, the Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Money Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Federal Tax Information (Unaudited)

For the year ended December 31, 2002, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Value Equity, Equity Growth and Value Equity Portfolios are 63.69%, 100%, and 100%, respectively.

For the year ended December 31, 2002, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 2.39%.

For the year ended December 31, 2002, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 99.63%.

For the year ended December 31, 2002, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                   FOREIGN     FOREIGN
                                                TAX CREDIT      SOURCE
                                              PASS-THROUGH      INCOME
           PORTFOLIO                                 (000)       (000)
           ------------------------------------------------------------
           Active International Allocation        $    830     $ 7,692
           Asian Equity                                 64         857
           Asian Real Estate                             4          85
           Emerging Markets                          1,531      16,684
           European Real Estate                         86         840
           European Value Equity                        60         909
           Global Franchise                            154       1,199
           Global Value Equity                          53         765
           International Equity*                    10,410      95,692
           International Magnum                        167       1,499
           International Small Cap                   1,070       9,992
           Latin American                               30         654

*Amounts based on October 31 tax year end.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Director and Officer Information (Unaudited)

Independent Directors:

                                           TERM OF                                       NUMBER OF
                                           OFFICE AND                                    PORTFOLIOS IN
                                           LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS     POSITION(S)HELD  TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR               WITH REGISTRANT  SERVED*      PAST 5 YEARS                     DIRECTOR**       BY DIRECTOR
-----------------------   ---------------  ----------   ------------------------------   --------------  -------------------------
John D. Barrett II (67)   Director         Director     Chairman and Director of         71              Director of the Ashforth
565 Fifth Avenue                           since 1996   Barrett Associates, Inc.                         Company (real estate).
New York, NY 10017                                      (investment counseling).

Thomas P. Gerrity (61)    Director         Director     Professor of Management,         71              Director, ICG Commerce,
219 Grays Lane                             since 2001   formerly, Dean, Wharton School                   Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                                     of Business, University of                       Reliance Group Holdings,
                                                        Pennsylvania; formerly,                          Inc., CVS Corporation and
                                                        Director, IKON Office                            Knight-Ridder, Inc.
                                                        Solutions, Inc., Fiserv,
                                                        Digital Equipment Corporation,
                                                        Investor Force Holdings, Inc.
                                                        and Union Carbide Corporation.

Gerard E. Jones (65)      Director         Director     Of Counsel, Shipman & Goodwin,   72              Director of Tractor Supply
Shipman & Goodwin, LLP                     since 1996   LLP (law firm).                                  Company, Tiffany
43 Arch Street                                                                                           Foundation, and Fairfield
Greenwich, CT 06830                                                                                      County Foundation and The
                                                                                                         India Magnum Fund Ltd.

Joseph J. Kearns (60)     Director         Director     Investment consultant;           71              Director, Electro Rent
Kearns & Associates LLC                    since 2001   formerly CFO of The                              Corporation and The Ford
PMB754                                                  J. Paul Getty Trust.                             Family Foundation.
23852 Pacific
Coast Highway
Malibu, CA 90265

Vincent R. McLean (71)    Director         Director     Formerly, Executive Vice         71              Director, Banner Life
702 Shackamaxon Drive                      since 2001   President, Chief Financial                       Insurance Co.; William
Westfield, NJ 07090                                     Officer, Director and Member                     Penn Life Insurance
                                                        of the Executive Committee of                    Company of New York.
                                                        Sperry Corporation (now part
                                                        of Unisys Corporation).

C. Oscar Morong, Jr.      Director         Director     Managing Director, Morong        71              Trustee of the mutual
(67)                                       since 2001   Capital Management; formerly,                    funds in the Smith
1385 Outlook Drive West                                 Senior Vice President and                        Barney/CitiFunds fund
Mountainside, NJ 07092                                  Investment Manager for CREF,                     complex.
                                                        TIAA-CREF Investment
                                                        Management, Inc. (investment
                                                        management); formerly,
                                                        Director, The Indonesia Fund
                                                        (mutual fund).

William G. Morton, Jr.    Director         Director     Chairman Emeritus and former     71              Director of Radio Shack
(65)                                       since 2000   Chief Executive Officer of                       Corporation (electronics).
304 Newbury Street,                                     Boston Stock Exchange.
#560 Boston, MA 02115

Michael Nugent (66)       Director         Director     General Partner, Triumph         194             Director of various
c/o Triumph Capital,                       since 2001   Capital, L.P. (private                           business organizations;
L.P. 237 Park Avenue                                    investment partnership);                         Chairman of the Insurance
New York, NY 10017                                      formerly, Vice President,                        Committee and Director or
                                                        Bankers Trust Company and BT                     Trustee of the retail
                                                        Capital Corporation.                             families of funds advised
                                                                                                         by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (70)          Director         Director     Chairman and Chief Executive     72              Trustee and Director of
85 Charles Colman Blvd.                    since 1996   Officer of Lumelite Plastics                     approximately 30
Pawling, NY 12564                                       Corporation.                                     investment companies in
                                                                                                         the JPMorgan Funds complex
                                                                                                         managed by JPMorgan
                                                                                                         Investment Management
                                                                                                         Inc., Director of The
                                                                                                         India Magnum Fund Ltd.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

December 31, 2002

Director and Officer Information (cont'd)

Independent Directors:

                                           TERM OF                                       NUMBER OF
                                           OFFICE AND                                    PORTFOLIOS IN
                                           LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS     POSITION(S)HELD  TIME         PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
OF DIRECTOR               WITH REGISTRANT  SERVED*      PAST 5 YEARS                     DIRECTOR**       BY DIRECTOR
-----------------------   ---------------  ----------   ------------------------------   --------------  -------------------------
Barton M. Biggs (70)      Chairman and     Chairman     Chairman, Director and           72              Member of the Yale
1221 Avenue of the        Director         and          Managing Director of Morgan                      Development Board
Americas                                   Director     Stanley Investment Management
New York, NY 10020                         since 1996   Inc. and Chairman and Director
                                                        of Morgan Stanley Investment
                                                        Management Limited; Managing
                                                        Director of Morgan Stanley &
                                                        Co. Incorporated; Director and
                                                        Chairman of the Board of
                                                        various U.S. registered
                                                        companies managed by Morgan
                                                        Stanley Investment Management
                                                        Inc.

Ronald E. Robison (63)    President and    President    President and Trustee; Chief     72
1221 Avenue of the        Director         and          Global Operations Officer and
Americas                                   Director     Managing Director of Morgan
New York, NY 10020                         since 2001   Stanley Investment Management
                                                        Inc.; Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; formerly,
                                                        Managing Director and Chief
                                                        Operating Officer of TCW
                                                        Investment Management Company;
                                                        Director and President of
                                                        various funds in the Fund
                                                        Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
  Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 836487 and the SAI is found within form type 485BPOS.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         December 31, 2002

Director and Officer Information (cont'd)

Officers:

                                                               TERM OF OFFICE
NAME, AGE AND ADDRESS                        POSITION(S)HELD   AND LENGTH OF
OF EXECUTIVE OFFICER                         WITH REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ---------------   ---------------  ---------------------------------------------------
Ronald E. Robison (63                        President and     President since  Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    Director          2001             Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                     Inc.; Director and President of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice President    Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      since 1997       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with the
New York, NY 10020                                                              New York law firm of Rogers & Wells (now Clifford
                                                                                Chance US LLP); Vice President of certain funds in
                                                                                the Fund Complex.

Lorraine Truten (41)                         Vice President    Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                      since 2001       Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in the
                                                                                Fund Complex.

Mary E. Mullin (35)                          Secretary         Secretary since  Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                      1999             and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                     formerly, practiced law with the New York law firms
New York, NY 10020                                                              of McDermott, Will & Emery and Skadden, Arps,
                                                                                Slate, Meagher & Flom LLP; Secretary of certain
                                                                                funds in the Fund Complex.

James W. Garrett (34)                        Treasurer         Treasurer since  Executive Director of Morgan Stanley & Co.,
Morgan Stanley Investment Management Inc.                      2002             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; formerly, with
                                                                                Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP)

Belinda A. Brady (35)                        Assistant         Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.            Treasurer         Treasurer since  Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                              2001             Services Company); formerly, Senior Auditor at
Boston, MA 02108-3913                                                           Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP); Assistant Treasurer of certain funds in the
                                                                                Fund Complex.

----------------
* Each Officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

December 31, 2002

Director and Officer Information (cont'd)

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Distributor
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Custodian
JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the The Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
MSIF: (800) 548-7786

(C) 2003 Morgan Stanley

Morgan Stanley                                            1231-fibaleqseman-0203

[LOGO] Morgan Stanley

  Adviser Class Prospectus

  January 31, 2003

Morgan Stanley Institutional Fund Trust


           Equity Portfolios
           Equity Portfolio
           Mid Cap Growth Portfolio
           Small Cap Growth Portfolio
           U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio") U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio") Value Portfolio

           Fixed Income Portfolios
           Core Plus Fixed Income Portfolio
           Investment Grade Fixed Income Portfolio
           High Yield Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolios
           Balanced Portfolio
           Multi-Asset-Class Portfolio

Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investments LP
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 22 different investment portfolios, 12 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Adviser Class Prospectus

  January 31, 2003

Table of Contents

                                                                       Page
Equity Portfolios
---------------------------------------------------------------------------
Equity                                                                    1
---------------------------------------------------------------------------
Mid Cap Growth                                                            2
---------------------------------------------------------------------------
Small Cap Growth                                                          4
---------------------------------------------------------------------------
U.S. Mid Cap Core (formerly, "Mid Cap Value")                             6
---------------------------------------------------------------------------
U.S. Small Cap Core (formerly, "Small Cap Value")                         8
---------------------------------------------------------------------------
Value                                                                    10
---------------------------------------------------------------------------

Fixed Income Portfolios
---------------------------------------------------------------------------
Core Plus Fixed Income                                                   12
---------------------------------------------------------------------------
Investment Grade Fixed Income                                            14
---------------------------------------------------------------------------
High Yield                                                               16
---------------------------------------------------------------------------
U.S. Core Fixed Income                                                   18
---------------------------------------------------------------------------

Balanced Portfolios
---------------------------------------------------------------------------
Balanced                                                                 20
---------------------------------------------------------------------------
Multi-Asset-Class                                                        22
---------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                      24
---------------------------------------------------------------------------
Investment Strategies and Related Risks                                  26
---------------------------------------------------------------------------
Purchasing Shares                                                        30
---------------------------------------------------------------------------
Redeeming Shares                                                         31
---------------------------------------------------------------------------
General Shareholder Information                                          32
---------------------------------------------------------------------------
Fund Management                                                          34
---------------------------------------------------------------------------
Financial Highlights                                                     38
---------------------------------------------------------------------------

  Adviser Class Prospectus

  January 31, 2003

Equity Portfolio


Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.

Process
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



              [CHART]

Equity Portfolio
Commenced operations on January 16, 1998

 1999    2000    2001     2002
------  ------  -------  -------
28.39%  -9.50%  -17.33%  -26.54%

High Quarter     12/31/99     19.99%
Low Quarter       9/30/02    -17.81%


Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                                             Past Inception
                                                         One Year   1/16/98
    -----------------------------------------------------------------------
    Equity Portfolio
    -----------------------------------------------------------------------
    Return before Taxes                                   -26.54%    -3.09%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions/1/                -26.79%    -6.89%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions and Sale of Fund
     Shares/1/                                            -16.29%    -2.24%
    -----------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for fees,
     expenses or taxes)/2/                                 22.09%    -0.42%
    -----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception.The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

Mid Cap Growth Portfolio


Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In

  Adviser Class Prospectus

  January 31, 2003

Mid Cap Growth Portfolio (Cont'd)


addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



              [CHART]

Mid Cap Growth Portfolio
Commenced operations on January 31, 1997

1998    1999    2000    2001    2002
-----   -----  -----   ------   -----
37.00   67.89  -7.57   -29.78  -31.01

High Quarter   12/31/99    39.22%
-----------------------------------
Low Quarter     9/30/01   -27.66%

Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   1/31/97
     ----------------------------------------------------------------------
     Mid Cap Growth Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                       -31.01%      0.59%     4.95%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/    -31.01%     -2.00%     2.01%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   -19.04%      0.46%     3.92%
     ----------------------------------------------------------------------
     S&P MidCap 400 Index (reflects no
      deduction for fees, expenses or
      taxes)/2/                                -14.50%      6.42%     9.81%
     ----------------------------------------------------------------------
     Russell Midcap Growth Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                -27.41%     -1.82%     1.16%
     ----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation. The Portfolio's benchmark was changed from the S&P MidCap 400 Index to the Russell Midcap Growth Index to more accurately reflect the Portfolio's investable universe and growth style.
/3/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Small Cap Growth Portfolio

Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

  Adviser Class Prospectus

  January 31, 2003

Small Cap Growth Portfolio (Cont'd)



Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


           [CHART]

Small Cap Growth Portfolio
Commenced operations on June 30, 1998

 1999      2000     2001     2002
------    ------   ------    -----
313.91    -18.96   -20.56   -28.90

High Quarter   12/31/99   69.51%
---------------------------------
Low Quarter    9/30/01   -26.46%



Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past Inception
                                                       One Year   6/30/98
      -------------------------------------------------------------------
      Small Cap Growth Portfolio
      -------------------------------------------------------------------
      Return before Taxes                               -28.90%   -22.43%
      -------------------------------------------------------------------
      Return after Taxes on Distributions/1/            -28.90%   -22.46%
      -------------------------------------------------------------------
      Return after Taxes on Distributions and Sale of
       Fund Shares/1/                                   -17.75%   -17.49%
      -------------------------------------------------------------------
      Russell 2000 Index (reflects no deduction for
       fees, expenses or taxes)/2/                     - 20.48%  -  9.09%
      -------------------------------------------------------------------
      Russell 2000 Growth Index (reflects no
       deduction for fees, expenses or taxes)/3/       - 30.26%  - 19.31%
      -------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million. The Portfolio's benchmark was changed from the Russell 2000 Index to the Russell 2000 Growth Index to more accurately reflect the Portfolio's investable universe and growth style.

/3/The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio")


Objective
The U.S. Mid Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in Israel which is considered an emerging market country.

  Adviser Class Prospectus

  January 31, 2003

U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio") (Cont'd)



Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


          [CHART]

U.S. Mid Cap Core Portfolio
Commenced operations on July 17, 1998

 1999    2000    2001     2002
------  ------  ------   -------
19.56%  11.59%  -3.57%   -28.76%

High Quarter   12/31/01    20.15%
---------------------------------
Low Quarter     9/30/01   -20.65%

Average Annual Total Returns
(as of 12/31/02)


                                                                    Since
                                                           Past Inception
                                                       One Year   7/17/98
       ------------------------------------------------------------------
       U.S. Mid Cap Core Portfolio
       ------------------------------------------------------------------
       Return before Taxes                              -28.76%    -1.58%
       ------------------------------------------------------------------
       Return after Taxes on Distributions/1/           -28.76%    -4.26%
       ------------------------------------------------------------------
       Return after Taxes on Distributions and Sale of
        Fund Shares/1/                                  -17.66%    -2.26%
       ------------------------------------------------------------------
       S&P MidCap 400 Index (reflects no deduction
        for fees, expenses or taxes)/2/                 -14.50%     4.30%
       ------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")



Objective
The U.S. Small Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or

  Adviser Class Prospectus

  January 31, 2003

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio") (Cont'd)


industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


              [CHART]

U.S. Small Cap Core Portfolio
Commenced operations on January 22, 1999

2000      2001      2002
----     -----     -----
3.27     -7.08    -15.40

High Quarter   12/31/01    16.69%
----------------------------------
Low Quarter     9/30/01   -19.56%

Average Annual Total Returns (as of 12/31/02)

                                                                      Since
                                                             Past Inception
                                                         One Year   1/22/99
    -----------------------------------------------------------------------
    U.S. Small Cap Core Portfolio
    -----------------------------------------------------------------------
    Return before Taxes                                   -15.40%     0.60%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions/1/                -15.44%    -0.97%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions and Sale of Fund
     Shares/1/                                             -9.46%    -0.13%
    -----------------------------------------------------------------------
    Russell 2000 Index (reflects no deduction for fees,
     expenses or taxes)/2/                               - 20.48%   - 1.12%
    -----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

Value Portfolio


Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process
The Adviser selects investments through a three part analysis. The Adviser seeks to identify stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities it believes are the most attractive. Finally, the Adviser may favor securities of companies that it believes are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial



              [CHART]

Value Portfolio
Commenced operations on July 17, 1996

1997     1998    1999    2000    2001     2002
-----   -----   -----    -----   ----     ----
22.99   -3.11   -2.34    23.20   4.27   -22.81

High Quarter   12/31/00    15.68%
Low Quarter     9/30/02   -23.35%

Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   7/17/96
     ----------------------------------------------------------------------
     Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                       -22.81%     -1.27%     5.68%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/    -23.08%     -2.94%     3.43%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   -14.01%     -1.31%     4.11%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/2/              -22.10%     -0.59%     6.79%
     ----------------------------------------------------------------------




/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Adviser Class Prospectus

  January 31, 2003

Value Portfolio (Cont'd)


resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Core Plus Fixed Income Portfolio


Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

  Adviser Class Prospectus

  January 31, 2003

Core Plus Fixed Income Portfolio (Cont'd)

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

           [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 7, 1996

1997   1998    1999    2000    2001    2002
-----  -----  ------  ------  ------  -----
9.34%  6.63%  -0.84%  10.58%  10.00%  6.38%

High Quarter    6/30/97    3.98%
Low Quarter     6/30/99   -1.57%
Average Annual Total Returns
(as of 12/31/02)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   11/7/96
    ------------------------------------------------------------------------
    Core Plus Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           6.38%      6.47%     6.88%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        3.54%      3.64%     3.87%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                       3.88%      3.75%     3.99%
    ------------------------------------------------------------------------
    Salomon Broad Index (reflects no
     deduction for fees, expenses or taxes)/2/   10.10%      7.52%     7.71%
    ------------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

Investment Grade Fixed Income Portfolio


Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by investment grade securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments

  Adviser Class Prospectus

  January 31, 2003

Investment Grade Fixed Income Portfolio (Cont'd) will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

            [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on May 20, 2002

2002
----
5.82

High Quarter   9/30/02    2.75%
--------------------------------
Low Quarter   12/31/02    0.45%

Average Annual Total Returns
(as of 12/31/02)

                                               Since
                                           Inception
                                             5/20/02
----------------------------------------------------
Investment Grade Fixed Income Portfolio
----------------------------------------------------
Return before Taxes                            5.82%
----------------------------------------------------
Return after Taxes on Distributions/1/         4.22%
----------------------------------------------------
Return after Taxes on Distributions
 and Sale of Fund Shares/1/                    3.56%
----------------------------------------------------
Salomon Broad Index (reflects no
 deduction for fees, expenses or taxes)/2/     8.00%
----------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment./ /

The Salomon Broad Index, also known as the Salomon Brothers Broad Investment Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

High Yield Portfolio


Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets of the Portfolio will be invested in high yield securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

  Adviser Class Prospectus

  January 31, 2003

High Yield Portfolio (Cont'd)
Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

               [CHART]
High Yield Portfolio
Commenced operations on January 31, 1997

1998      1999    2000    2001   2002
----      ----   ------  -----   ----
2.83      7.61   -10.84  -5.96  -11.36

High Quarter    12/31/02    6.38%
----------------------------------
Low Quarter      9/30/01   -9.18%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   1/31/97
      --------------------------------------------------------------------
      High Yield Portfolio
      --------------------------------------------------------------------
      Return before Taxes                     -11.36%     -3.83%    -1.15%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/  -14.61%     -7.87%    -5.34%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/             - 6.96%     -4.58%    -2.56%
      --------------------------------------------------------------------
      CS First Boston High Yield Index
       (reflects no deduction for fees,
       expenses or taxes)/2/                    3.10%      1.44%     3.14%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

U.S. Core Fixed Income Portfolio



Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's

  Adviser Class Prospectus

  January 31, 2003

U.S. Core Fixed Income Portfolio (Cont'd)


return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


          [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on March 1, 1999

2000       2001   2002
-----     -----   -----
10.30     10.35   7.75

High Quarter   12/31/00    4.15%
---------------------------------
Low Quarter     3/31/00    0.88%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past Inception
                                                       One Year    3/1/99
       ------------------------------------------------------------------
       U.S. Core Fixed Income Portfolio
       ------------------------------------------------------------------
       Return before Taxes                                7.75%     7.15%
       ------------------------------------------------------------------
       Return after Taxes on Distributions/1/             5.23%     4.54%
       ------------------------------------------------------------------
       Return after Taxes on Distributions and Sale of
        Fund Shares/1/                                    4.74%     4.41%
       ------------------------------------------------------------------
       Salomon Broad Index (reflects no deduction for
        fees, expenses or taxes)/2/                      10.10%     7.95%
       ------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

Balanced Portfolio


Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.

  Adviser Class Prospectus

  January 31, 2003

Balanced Portfolio (Cont'd)


Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                  [Chart]

Balanced Portfolio
Commenced operations on November 1, 1996

 1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  -------
19.26%  15.09%  15.91%  -0.93%  -5.65%  -13.50%

High Quarter     12/31/98     12.08%
------------------------------------
Low Quarter       9/30/02    -11.39%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   11/1/96
     ---------------------------------------------------------------------
     Balanced Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                      -13.50%      1.52%     4.77%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/   -14.55%     -1.14%     1.31%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                  - 8.28%      0.46%     2.78%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)/2/         -22.09%     -0.59%     5.22%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                10.10%      7.52%     7.80%
     ---------------------------------------------------------------------
     60/40 Blended Index (reflects no
      deduction for fees, expenses or
      taxes)/4/                               - 9.54%      3.31%     6.89%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Index.

Multi-Asset-Class Portfolio (Not Currently Open)


Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government.

  Adviser Class Prospectus

  January 31, 2003

Multi-Asset-Class Portfolio (Cont'd)


Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


               [CHART]

Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

 1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  -------
24.62%  15.93%  17.48%  13.87%  16.84%  -8.43%  -8.93%  -13.60%

High Quarter     12/31/98     12.82%
Low Quarter       9/30/02    -13.85%

Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   7/29/94
     ----------------------------------------------------------------------
     Multi-Asset-Class Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                       -13.60%     -0.84%     5.77%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/    -16.02%     -3.43%     2.74%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   - 8.34%     -1.36%     3.70%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)/2/          -22.09%     -0.59%     9.95%
     ----------------------------------------------------------------------
     Salomon Broad Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                 10.10%      7.52%     8.03%
     ----------------------------------------------------------------------
     MSCI EAFE Index (reflects no deduction
      for fees, expenses or taxes)/4/          -15.94%     -2.89%     0.20%
     ----------------------------------------------------------------------
     Blended Index (reflects no deduction for
      fees, expenses or taxes)/5/              - 9.66%      2.14%     8.27%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The Adviser Class Shares would have had similar returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

/5/The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24%
   Salomon Broad Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2002 (expenses that are deducted from Portfolio assets)

                                                                                   Total Annual
                                        Management  Distribution     Other  Portfolio Operating
                                              Fees  (12b-1) Fees  Expenses             Expenses
Equity Portfolio                              0.50%         0.25%     0.16%                0.91%
-------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      0.50          0.25      0.15                 0.90
-------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    1.00          0.25      0.21                 1.46**
-------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                   0.75          0.25      0.14                 1.14
-------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                 0.75          0.25      0.14                 1.14
-------------------------------------------------------------------------------------------------
Value Portfolio                               0.50          0.25      0.14                 0.89
-------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              0.38          0.25      0.13                 0.75
-------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio       0.38          0.15      0.14                 0.66
-------------------------------------------------------------------------------------------------
High Yield Portfolio                          0.45          0.25      0.14                 0.84
-------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              0.38          0.25      0.16                 0.78**
-------------------------------------------------------------------------------------------------
Balanced Portfolio                            0.45          0.25      0.14                 0.84
-------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio+                  0.65          0.25      0.28*                1.18**
-------------------------------------------------------------------------------------------------

  Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 *Other Expenses are based on estimated amounts.
**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
 +As of the fiscal year ended September 30, 2002, the Adviser Class of shares of the Portfolio had not commenced operations.

                                                   Total Annual Portfolio Operating Expenses
                                                         After Morgan Stanley Investments LP
                                                              Waiver/Reimbursement & Offsets
Small Cap Growth Portfolio                                                              1.40%
---------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                                        0.75
---------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio+                                                            1.03
---------------------------------------------------------------------------------------------

 +As of the fiscal year ended September 30, 2002, the Adviser Class of shares of the Portfolio had not commenced operations.

  Adviser Class Prospectus

  January 31, 2003

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

                                                1 Year 3 Years 5 Years 10 Years
Equity Portfolio                                  $ 93    $290    $504   $1,120
-------------------------------------------------------------------------------
Mid Cap Growth Portfolio                            92     287     498    1,108
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                         149     462     797    1,746
-------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                        116     362     628    1,386
-------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                      116     362     628    1,386
-------------------------------------------------------------------------------
Value Portfolio                                     91     284     493    1,096
-------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                    77     240     417      930
-------------------------------------------------------------------------------
Investment Grade Fixed Income                       67     211     368      822
-------------------------------------------------------------------------------
High Yield Portfolio                                86     268     466    1,037
-------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                    80     249     433      966
-------------------------------------------------------------------------------
Balanced Portfolio                                  86     268     466    1,037
-------------------------------------------------------------------------------
Multi-Asset-Class Portfolio+                       120     375     649    1,432
-------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Portfolio had not commenced operations.

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in

  Adviser Class Prospectus

  January 31, 2003

response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations

  Adviser Class Prospectus

  January 31, 2003



having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Purchasing Shares


Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts and foundations.

Adviser Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Adviser Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Adviser Class shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Adviser Class Shares of the Portfolios.

Adviser Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's Transfer Agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian"). You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. Morgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments
You may make additional investments in Adviser Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

  Adviser Class Prospectus

  January 31, 2003

Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

Exchange Privilege
You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of other available portfolios of the Fund or for Class B shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

  Adviser Class Prospectus

  January 31, 2003


Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

                Portfolio                     Quarterly Annually
                Equity                               .
                ------------------------------------------------
                Mid Cap Growth                                 .
                ------------------------------------------------
                Small Cap Growth                               .
                ------------------------------------------------
                U.S. Mid Cap Core                              .
                ------------------------------------------------
                U.S. Small Cap Core                            .
                ------------------------------------------------
                Value                                .
                ------------------------------------------------
                Core Plus Fixed Income               .
                ------------------------------------------------
                Investment Grade Fixed Income        .
                ------------------------------------------------
                High Yield                           .
                ------------------------------------------------
                U.S. Core Fixed Income               .
                ------------------------------------------------
                Balanced                             .
                ------------------------------------------------
                Multi-Asset-Class                    .
                ------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Taxes
Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Fund Management


Adviser
The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, MSI, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2002 fiscal year.

Adviser's Rates of Compensation

                                         FY2002 Contractual      FY2002 Actual
                                          Compensation Rate  Compensation Rate
 Equity Portfolio                                      0.50%              0.50%
 ------------------------------------------------------------------------------
 Mid Cap Growth Portfolio                              0.50               0.50
 ------------------------------------------------------------------------------
 Small Cap Growth Portfolio*                           1.00               0.95
 ------------------------------------------------------------------------------
 U.S. Mid Cap Core Portfolio                           0.75               0.75
 ------------------------------------------------------------------------------
 U.S. Small Cap Core Portfolio                         0.75               0.75
 ------------------------------------------------------------------------------
 Value Portfolio                                       0.50               0.50
 ------------------------------------------------------------------------------
 Core Plus Fixed Income Portfolio                      0.38               0.38
 ------------------------------------------------------------------------------
 Investment Grade Fixed Income Portfolio               0.38               0.38
 ------------------------------------------------------------------------------
 High Yield Portfolio                                  0.45               0.45
 ------------------------------------------------------------------------------
 U.S. Core Fixed Income Portfolio*                     0.38               0.34
 ------------------------------------------------------------------------------
 Balanced Portfolio                                    0.45               0.45
 ------------------------------------------------------------------------------
 Multi-Asset-Class Portfolio*                          0.65               0.52
 ------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Small Cap Growth Portfolio, U.S. Core Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding 1.40%, .75% and 1.03%, respectively.

Portfolio Management

Equity Portfolio
The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Brian Kramp, Executive Director, and Eric F. Scharpf, Vice President.


Mid Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director, David Cohen, Executive Director, and David Reidinger, Vice President.

  Adviser Class Prospectus

  January 31, 2003




Small Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Executive Director.

U.S. Mid Cap Core Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, Matthew Todorow, Executive Director, and Charles Purcell, Vice President.

U.S. Small Cap Core Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

Value Portfolio
The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Richard M. Behler, Managing Director, Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, Stephen F. Esser, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

High Yield Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.

Balanced Portfolio
The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Multi-Asset-Class Portfolio
The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Distribution Plan
The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

                (This page intentionally left blank)

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2002 has been extracted from the Fund's financial statements which were audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of


                               Net Gains or
     Net Asset                       Losses                     Dividend     Capital Gain
         Value         Net    on Securities  Total from    Distributions    Distributions
     Beginning  Investment    (realized and  Investment  (net investment    (realized net
     of Period      Income      unrealized)  Activities          income)           gains)
------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
2002   $ 9.71     $ 0.05+++         ($2.55)     ($2.50)          ($0.04)              --
2001    17.24       0.06+++          (4.78)      (4.72)           (0.06)          ($2.75)
2000    19.79       0.01+++           3.53        3.54            (0.02)           (6.07)
1999    20.42       0.11              5.21        5.32            (0.12)           (5.83)
1998    20.50       0.10             (0.09)       0.01            (0.09)              --
------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
2002   $14.59    ($ 0.09)+++        ($3.05)     ($3.14)              --               --
2001    34.79      (0.10)           (16.24)     (16.34)              --           ($3.86)
2000    25.59      (0.09)            13.56       13.47               --            (4.27)
1999    18.55      (0.05)            10.58       10.53               --            (3.49)
1998    21.81      (0.03)             0.20        0.17               --            (3.43)
------------------------------------------------------------------------------------------
Small Cap Growth Portfolio (Commencement of Adviser Class Operations 1/10/01)
2002   $24.02    ($ 0.33)+++        ($3.79)     ($4.12)              --               --
2001    34.71      (0.24)           (10.45)     (10.69)              --               --
------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio (Commencement of Adviser Class Operations 7/17/98)
2002   $16.87    ($ 0.05)+++        ($3.38)     ($3.43)              --               --
2001    25.02      (0.01)+++         (4.88)      (4.89)          ($0.04)          ($3.22)
2000    21.86       0.01+++           5.76        5.77            (0.04)           (2.57)
1999    18.12       0.07+++           5.01        5.08            (0.03)           (1.31)
1998    21.82       0.01+++          (3.71)      (3.70)              --               --
------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio (Commencement of Adviser Class Operations 1/22/99)
2002   $15.13     $ 0.02+++         ($1.11)     ($1.09)          ($0.00)++        ($0.03)
2001    21.15       0.05+++          (4.34)      (4.29)           (0.03)           (1.70)
2000    18.62       0.04+++           4.02        4.06            (0.13)           (1.40)
1999    17.32       0.06+++           1.24        1.30               --               --
------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
2002   $13.78     $ 0.12+++         ($3.14)     ($3.02)          ($0.13)              --
2001    12.83       0.15+++           0.94        1.09            (0.14)              --
2000    13.57       0.13+++           0.94        1.07            (0.15)          ($1.66)
1999    15.13       0.17+++           1.12        1.29            (0.24)           (2.61)
1998    20.35       0.29             (3.38)      (3.09)           (0.32)           (1.81)
------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
2002   $11.83     $ 0.52+++          $0.15       $0.67           ($0.69)              --
2001    11.24       0.71              0.63        1.34            (0.75)              --
2000    11.26       0.75+++          (0.02)       0.73            (0.75)              --
1999    12.23       0.74+++          (0.72)       0.02            (0.69)          ($0.30)
1998    12.22       0.75+++           0.14        0.89            (0.71)           (0.17)
------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Adviser Class Operations 5/20/02)
2002   $11.18     $ 0.34+++          $0.15       $0.49           ($0.10)              --

  Adviser Class Prospectus

  January 31, 2003

Additional Information and are included in the Fund's September 30, 2002 Annual Report to Shareholders. The Adviser Class Shares of the Multi-Asset-Class Portfolio had not commenced operations as of September 30, 2002, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results. The financial highlights for prior fiscal periods have been audited by other independent accountants.


                                       Net Assets    Ratio of      Ratio of
                  Net Asset                End of    Expenses    Net Income   Portfolio
        Total         Value     Total      Period  to Average    to Average    Turnover
Distributions End of Period    Return (thousands) Net Assets+    Net Assets        Rate
------------------------------------------------------------------------------------------

      ($0.04)        $ 7.17 (25.83%)     $    601        0.91%         0.53%         93%
       (2.81)          9.71 (30.81)         1,063        0.86          0.48         160
       (6.09)         17.24  19.58          5,039        0.86          0.04         211
       (5.95)         19.79  29.80          2,123        0.87          0.34         103
       (0.09)         20.42  (0.02)**         373        0.88*         0.65*         77**
------------------------------------------------------------------------------------------

           --        $11.45 (21.52%)     $386,206        0.90%        (0.60%)       221%
           --         14.59 (50.91)       656,786        0.86         (0.50)        145
      ($4.27)         34.79  56.24        979,694        0.87         (0.46)        169
       (3.49)         25.59  63.87        263,312        0.88         (0.31)        208
       (3.43)         18.55   1.79         51,058        0.87         (0.25)        172
------------------------------------------------------------------------------------------

           --        $19.90 (17.15%)     $    443        1.41%++      (1.23%)       218%
           --         24.02 (30.80)**      10,022        1.40*        (1.24)*       176**
------------------------------------------------------------------------------------------

           --        $13.44 (20.33%)     $ 99,553        1.14%        (0.30%)       145%
      ($3.26)         16.87 (21.40)       105,479        1.11         (0.03)        176
       (2.61)         25.02  29.12         98,588        1.12          0.03         226
       (1.34)         21.86  29.12         40,636        1.12          0.33         244
           --         18.12 (16.96)**       4,919        1.24*         0.25*        213**
------------------------------------------------------------------------------------------

      ($0.03)        $14.01  (7.22%)     $ 51,964        1.14%         0.10%        118%
       (1.73)         15.13 (21.46)        55,259        1.11          0.26         157
       (1.53)         21.15  22.83         47,708        1.11          0.18         193
           --         18.62   7.51**       16,117        1.11*         0.45*        251**
------------------------------------------------------------------------------------------
      ($0.13)        $10.63 (22.17%)     $534,668        0.89%         0.84%         42%
       (0.14)         13.78   8.49        805,799        0.87          0.99          38
       (1.81)         12.83   9.31        301,497        0.86          1.05          50
       (2.85)         13.57   8.10        254,483        0.88          1.10          53
       (2.13)         15.13 (16.66)       325,272        0.85          1.52          56
------------------------------------------------------------------------------------------

      ($0.69)        $11.81   6.01%      $200,034        0.75%         4.44%        110%
       (0.75)         11.83  12.43        176,849        0.73          6.20         111
       (0.75)         11.24   6.79        144,754        0.73          6.78          62
       (0.99)         11.26   0.07        141,709        0.73          6.38         103
       (0.88)         12.23   7.63        131,303        0.73          6.22         121
------------------------------------------------------------------------------------------
      ($0.10)        $11.57   4.40%**    $  1,714        0.66%*        4.00%*        93%**

                              Net Gains or
     Net Asset                      Losses                     Dividend
         Value        Net    on Securities  Total from    Distributions          Capital Gain
     Beginning Investment    (realized and  Investment  (net investment         Distributions
     of Period     Income      unrealized)  Activities          income)  (realized net gains)
----------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
2002    $ 5.72      $0.54+++        ($1.15)     ($0.61)          ($0.71)                   --
2001      7.85       0.72+++         (1.92)      (1.20)           (0.93)                   --
2000      8.76       0.87+++         (0.88)      (0.01)           (0.90)                   --
1999      8.99       0.84+++         (0.11)       0.73            (0.77)               ($0.19)
1998     10.15       0.83+++         (0.93)      (0.10)           (0.80)                (0.26)
----------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
2002    $11.10      $0.41+++       $  0.43     $  0.84         ($  0.52)                   --
2001     10.43       0.62+++          0.72        1.34            (0.67)                   --
2000     10.53       0.68+++         (0.11)       0.57            (0.67)                   --
1999     10.85       0.39            (0.43)      (0.04)           (0.28)                   --
----------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
2002    $10.57      $0.22+++        ($1.74)     ($1.52)          ($0.28)                   --
2001     13.34       0.33+++         (2.09)      (1.76)           (0.34)               ($0.67)
2000     13.80       0.41+++          1.44        1.85            (0.42)                (1.89)
1999     13.43       0.42+++          1.71        2.13            (0.40)                (1.36)
1998     15.30       0.44+++         (0.12)       0.32            (0.47)                (1.72)
----------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2002    $ 8.87      $0.19+++      ($  1.56)   ($  1.37)        ($  0.30)                   --
2001     11.62       0.33            (2.24)      (1.91)           (0.09)               ($0.75)
2000     12.43       0.36             0.60        0.96            (0.41)                (1.36)
1999     11.74       0.37             1.62        1.99            (0.34)                (0.96)
1998     13.64       0.38+++         (0.45)      (0.07)           (0.34)                (1.49)
----------------------------------------------------------------------------------------------


Notes to the Financial Highlights
 *Annualized
**Not annualized.
 +For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets.
  If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

     ------------------------------------------------------------------------------
                                            Ratio of Expenses to Average Net Assets
     ------------------------------------------------------------------------------
     Portfolio                                1998    1999    2000    2001    2002
     Equity                                 0.82*%   0.85%   0.86%   0.86%   0.91%
     ------------------------------------------------------------------------------
     Mid Cap Growth                         0.84     0.86    0.86    0.85    0.89
     ------------------------------------------------------------------------------
     Small Cap Growth                         --       --      --    1.38*   1.40
     ------------------------------------------------------------------------------
     U.S. Mid Cap Core                      1.17*    1.11    1.10    1.10    1.14
     ------------------------------------------------------------------------------
     U.S. Small Cap Core                      --     1.10*   1.10    1.11    1.14
     ------------------------------------------------------------------------------
     Value                                  0.84     0.87    0.85    0.86    0.89
     ------------------------------------------------------------------------------
     Core Plus Fixed Income                 0.72     0.72    0.72    0.72    0.75
     ------------------------------------------------------------------------------
     Investment Grade Fixed Income          0.49     0.47    0.48    0.50    0.66*
     ------------------------------------------------------------------------------
     High Yield                             0.73     0.73    0.80    0.82    0.83
     ------------------------------------------------------------------------------
     U.S. Core Fixed Income                   --     0.74*   0.75    0.75    0.75
     ------------------------------------------------------------------------------
     Balanced                               0.82     0.82    0.82    0.83    0.84
     ------------------------------------------------------------------------------
     Multi-Asset-Class (not currently open) 0.78     0.78    0.78    0.78    0.78
     ------------------------------------------------------------------------------

  Adviser Class Prospectus

  January 31, 2003



              Net Asset            Net Assets    Ratio of      Ratio of
                  Value                End of    Expenses    Net Income  Portfolio
        Total    End of     Total      Period  to Average    to Average   Turnover
Distributions    Period    Return (thousands) Net Assets+    Net Assets       Rate
------------------------------------------------------------------------------------

      ($0.71)    $ 4.40 (12.24%)     $ 13,178        0.84%         9.88%        79%
       (0.93)      5.72 (16.62)        95,483        0.83         11.03         67
       (0.90)      7.85  (0.42)        22,781        0.81         10.34         55
       (0.96)      8.76   8.44         13,701        0.74          9.29         45
       (1.06)      8.99  (1.37)        10,236        0.75          8.55         75
------------------------------------------------------------------------------------

      ($0.52)    $11.42   7.85%      $  9,054        0.75%++       3.64%        86%
       (0.67)     11.10  13.29          4,635        0.75          5.72         86
       (0.67)     10.43   5.68          1,625        0.76++        6.61         51
       (0.28)     10.53  (0.40)**       1,192        0.75*         6.73*       115**
------------------------------------------------------------------------------------

      ($0.28)    $ 8.77 (14.76%)     $ 51,761        0.84%         2.12%       133%
       (1.01)     10.57 (13.79)        57,172        0.84          2.77        157
       (2.31)     13.34  14.46         33,928        0.83          3.04        162
       (1.76)     13.80  16.76         29,210        0.83          2.97        111
       (2.19)     13.43   2.49         24,654        0.84          3.11        100
------------------------------------------------------------------------------------

      ($0.30)    $ 7.20 (15.84%)     $ 34,146        0.78%++       2.13%       105%
       (0.84)      8.87 (17.23)       122,912        0.79++        3.02        149
       (1.77)     11.62   7.74        143,434        0.78++        2.93        152
       (1.30)     12.43  17.71        152,862        0.78++        2.86        101
       (1.83)     11.74  (0.46)       165,039        0.78++        2.98        107
------------------------------------------------------------------------------------

                        ++For the periods indicated, the Adviser voluntarily
                          agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

            -----------------------------------------------------------------------------------------
                                                   Voluntarily waived and/or reimbursed expenses for:
            -----------------------------------------------------------------------------------------
            Portfolio                               1998       1999      2000      2001      2002
            Small Cap Growth                         --         --        --        --      0.05%
            -----------------------------------------------------------------------------------------
            U.S. Core Fixed Income                   --         --      0.01%       --      0.03
            -----------------------------------------------------------------------------------------
            Multi-Asset-Class (not currently open) 0.04%      0.02%     0.03      0.04%     0.13
            -----------------------------------------------------------------------------------------

                       +++Per share amounts for the year are based on average
                          shares outstanding.

Where to find Additional Information

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2003, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

  Institutional Class Prospectus

  January 31, 2003

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust


             Equity Portfolios
             Equity Portfolio
             Mid Cap Growth Portfolio
             Small Cap Growth Portfolio
             Strategic Small Value Portfolio
             U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio") U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")
             Value Portfolio

             Fixed Income Portfolios
             Cash Reserves Portfolio
             Core Plus Fixed Income Portfolio
             Investment Grade Fixed Income Portfolio
             High Yield Portfolio
             Intermediate Duration Portfolio
             International Fixed Income Portfolio
             Limited Duration Portfolio
             Municipal Portfolio
             Targeted Duration Portfolio
             U.S. Core Fixed Income Portfolio

             Balanced Portfolios
             Balanced Portfolio
             Multi-Asset-Class Portfolio
Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investments LP
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 22 different investment portfolios, 19 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Institutional Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus

  January 31, 2003

Table of Contents

                                                                    Page

       Equity Portfolios
       -----------------------------------------------------------------
       Equity                                                          1
       -----------------------------------------------------------------
       Mid Cap Growth                                                  3
       -----------------------------------------------------------------
       Small Cap Growth                                                5
       -----------------------------------------------------------------
       Strategic Small Value                                           7
       -----------------------------------------------------------------
       U.S. Mid Cap Core (formerly, "Mid Cap Value")                   9
       -----------------------------------------------------------------
       U.S. Small Cap Core (formerly, "Small Cap Value")              11
       -----------------------------------------------------------------
       Value                                                          13
       -----------------------------------------------------------------

       Fixed Income Portfolios
       -----------------------------------------------------------------
       Cash Reserves                                                  15
       -----------------------------------------------------------------
       Core Plus Fixed Income                                         17
       -----------------------------------------------------------------
       Investment Grade Fixed Income                                  19
       -----------------------------------------------------------------
       High Yield                                                     21
       -----------------------------------------------------------------
       Intermediate Duration                                          23
       -----------------------------------------------------------------
       International Fixed Income                                     25
       -----------------------------------------------------------------
       Limited Duration                                               27
       -----------------------------------------------------------------
       Municipal                                                      29
       -----------------------------------------------------------------
       Targeted Duration                                              31
       -----------------------------------------------------------------
       U.S. Core Fixed Income                                         32
       -----------------------------------------------------------------

       Balanced Portfolios
       -----------------------------------------------------------------
       Balanced                                                       34
       -----------------------------------------------------------------
       Multi-Asset-Class                                              36
       -----------------------------------------------------------------

       Fees and Expenses of the Portfolios                            38
       -----------------------------------------------------------------
       Investment Strategies and Related Risks                        40
       -----------------------------------------------------------------
       Purchasing Shares                                              44
       -----------------------------------------------------------------
       Redeeming Shares                                               45
       -----------------------------------------------------------------
       General Shareholder Information                                46
       -----------------------------------------------------------------
       Fund Management                                                48
       -----------------------------------------------------------------
       Financial Highlights                                           52
       -----------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003

Equity Portfolio

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.

Process
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

1993   1994   1995    1996    1997    1998    1999    2000     2001    2002
-----  -----  ------  ------  ------  ------  ------  ------  ------- -------
6.66%  0.50%  33.02%  20.59%  25.84%  19.67%  28.80%  -9.29%  -17.03% -26.31%

High Quarter    12/31/98   21.34%
---------------------------------
Low Quarter      9/30/02  -17.84%


Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                      Past       Past      Past Inception
                                  One Year Five Years Ten Years  11/14/84
       ------------------------------------------------------------------
       Equity Portfolio
       ------------------------------------------------------------------
       Return before Taxes         -26.31%     -3.09%     6.34%    11.13%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/           -26.63%     -6.94%     1.89%     7.57%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/             -16.15%     -2.29%     4.52%     8.72%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/      -22.09%     -0.59%     9.35%    12.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception.The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Mid Cap Growth Portfolio

Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

 1993   1994     1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------- -------
18.23%  -5.39%  36.25%  18.79%  33.13%  37.36%  68.18%  -7.34%  -29.61% -30.77%

High Quarter  12/31/99   39.27%
-------------------------------
Low Quarter    9/30/01  -27.63%


Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years   3/30/90
      --------------------------------------------------------------------
      Mid Cap Growth Portfolio
      --------------------------------------------------------------------
      Return before Taxes           -30.77%      0.85%     9.66%    12.56%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/             -30.77%     -1.74%     6.00%     9.36%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/               -18.89%      0.64%     7.03%     9.87%
      --------------------------------------------------------------------
      S&P MidCap 400 Index
       (reflects no deduction for
       fees, expenses or taxes)/2/  -14.50%      6.42%    11.96%    13.61%
      --------------------------------------------------------------------
      Russell Midcap Growth Index
       (reflects no deduction for
       fees, expenses or taxes)/3/  -27.41%     -1.82%     6.71%     9.02%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5, and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation. The Portfolio's benchmark was changed from the S&P MidCap 400 Index to the Russell Midcap Growth Index to more accurately reflect the Portfolio's investable universe and growth style.
/3/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Institutional Class Prospectus

  January 31, 2003

Small Cap Growth Portfolio


Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






               [CHART]

Small Cap Growth Portfolio
Commenced operations on June 30, 1998

 1999     2000     2001      2002
-------  -------  -------   -------
313.91%  -18.96%  -20.56%   -28.69%

High Quarter   12/31/99   69.51%
--------------------------------
Low Quarter     9/30/01  -26.46%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past Inception
                                                       One Year   6/30/98
      -------------------------------------------------------------------
      Small Cap Growth Portfolio
      -------------------------------------------------------------------
      Return before Taxes                               -28.69%    22.69%
      -------------------------------------------------------------------
      Return after Taxes on Distributions/1/            -28.69%    20.90%
      -------------------------------------------------------------------
      Return after Taxes on Distributions and Sale of
       Fund Shares/1/                                   -17.62%    18.78%
      -------------------------------------------------------------------
      Russell 2000 Index (reflects no deduction for
       fees, expenses or taxes)/2/                      -20.48%   - 2.55%
      -------------------------------------------------------------------
      Russell 2000 Growth Index (reflects no deduction
       for fees, expenses or taxes)/3/                  -30.26%   - 8.37%
      -------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million. The Portfolio's benchmark was changed from the Russell 2000 Index to the Russell 2000 Growth Index to more accurately reflect the Portfolio's investable universe and growth style.

/3/The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

Strategic Small Value Portfolio

Objective
The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Value Index. For example, if the energy sector represents 10% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.

                                     [CHART]

Strategic Small Value Fund
Commenced operations on June 30, 2000

2001    2002
-----  -------
6.43%  -10.98%

High Quarter   12/31/01   15.34%
--------------------------------
Low Quarter     9/30/02  -17.45%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past Inception
                                                       One Year   6/30/00
       ------------------------------------------------------------------
       Strategic Small Value Portfolio
       ------------------------------------------------------------------
       Return before Taxes                              -10.98%     3.27%
       ------------------------------------------------------------------
       Return after Taxes on Distributions/1/           -11.06%     2.61%
       ------------------------------------------------------------------
       Return after Taxes on Distributions and Sale of
        Fund Shares/1/                                  - 6.74%     2.38%
       ------------------------------------------------------------------
       Russell 2000 Value Index (reflects no deduction
        for fees, expenses or taxes)/2/                 -11.43%     6.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio")

Objective
The U.S. Mid Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in Israel which is considered an emerging market country.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

U.S. Mid Cap Core Portfolio
Commenced operations on December 30, 1994

 1995    1996    1997    1998    1999    2000    2001      2002
------  ------  ------  ------  ------  ------  ------   -------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%   -28.56%

High Quarter   12/31/98    22.46%
--------------------------------
Low Quarter     9/30/01   -20.57%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years  12/30/94
      --------------------------------------------------------------------
      U.S. Mid Cap Core Portfolio
      --------------------------------------------------------------------
      Return before Taxes                     -28.56%      1.45%    13.74%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/  -28.56%     -1.07%    10.32%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/             -17.53%      0.19%     9.97%
      --------------------------------------------------------------------
      S&P MidCap 400 Index (reflects no
       deduction for fees, expenses or
       taxes)/2/                              -14.50%      6.42%    13.82%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")

Objective
The U.S. Small Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")


possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






                                    [CHART]

U.S. Small Cap Core Portfolio
Commenced operations on July 1, 1986

1993     1994   1995    1996   1997     1998    1999   2000   2001     2002
------  -----  ------  ------  ------  ------  ------  -----  ------  -------
21.16%  2.18%  21.04%  35.15%  30.63%  -1.42%  26.02%  3.48%  -6.80%  -15.15%

High Quarter    9/30/97    18.34%
---------------------------------
Low Quarter     9/30/01   -19.53%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years    7/1/86
      --------------------------------------------------------------------
      U.S. Small Cap Core
       Portfolio
      --------------------------------------------------------------------
      Return before Taxes           -15.15%      0.33%    10.40%    10.09%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/             -15.28%     -1.63%     6.85%     7.56%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/               - 9.30%     -0.39%     7.02%     7.43%
      --------------------------------------------------------------------
      Russell 2000 Index (reflects
       no deduction for fees,
       expenses or taxes)/2/        -20.48%     -1.36%     7.16%     7.38%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

  Institutional Class Prospectus

  January 31, 2003

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process
The Adviser selects investments through a three part analysis. The Adviser seeks to identify stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities it believes are the most attractive. Finally, the Adviser may favor securities of companies that it believes are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                             [CHART]

Value Portfolio
Commenced operations on November 5, 1984

 1993   1994    1995    1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------  -----  -------
14.34%  3.48%  38.75%  27.63%  23.38%  -2.88%  -2.07%  23.39%  4.60%  -22.68%

High Quarter     12/31/00   15.64%
----------------------------------
Low Quarter       9/30/02  -23.25%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                      Past       Past      Past Inception
                                  One Year Five Years Ten Years   11/5/84
       ------------------------------------------------------------------
       Value Portfolio
       ------------------------------------------------------------------
       Return before Taxes         -22.68%     -1.04%     9.39%    12.42%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/           -23.04%     -2.81%     6.63%     8.92%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/             -13.93%     -0.39%     7.02%     7.43%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/      -22.09%     -0.59%     9.35%    12.43%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Cash Reserves Portfolio

Objective
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-548-7786.


                               [CHART]

Cash Reserves Portfolio
Commenced operations on August 29, 1990

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.82%  3.99%  5.75%  5.24%  5.39%  5.36%  5.00%  6.19%  3.98%  1.53%

High Quarter    12/31/00    1.59%
---------------------------------
Low Quarter     12/31/02    0.33%

Average Annual Total Returns (as of 12/31/02)

                                                                      Since
                                      Past One Past Five Past Ten Inception
                                          Year     Years    Years   8/29/90
    -----------------------------------------------------------------------
    Cash Reserves Portfolio              1.53%     4.40%    4.52%     4.63%
    -----------------------------------------------------------------------
    Salomon 1-Month Treasury Bill
     Index (reflects no deduction for
     fees, expenses or taxes)/2/         1.65%     3.99%    4.17%     4.24%
    -----------------------------------------------------------------------
    Lipper Money Market Average
     (reflects no deduction for fees,
     expenses or taxes)/3/               1.03%     3.88%    4.06%     4.23%
    -----------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average. The variability of performance over time provides an indication of the risks of investing in the Portfolio. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
/2/The Salomon 1-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of one month treasury bills.
/3/The Lipper Money Market Average is an index that shows the performance of other money market funds.

  Institutional Class Prospectus

  January 31, 2003

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.90%  -5.51%  19.03%  7.36%  9.61%  6.91%  -0.61%  10.83%  10.35%  6.63%

High Quarter   6/30/95   5.64%
------------------------------
Low Quarter    3/31/94  -3.13%

Average Annual Total Returns
(as of 12/31/02)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years  11/14/84
    ------------------------------------------------------------------------
    Core Plus Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 6.63%      6.74%     7.64%     9.75%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   3.66%      3.80%     4.55%     6.38%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                          4.03%      3.91%     4.58%     6.32%
    ------------------------------------------------------------------------
    Salomon Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/2/             10.10%      7.52%     7.53%     9.47%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

Investment Grade Fixed Income Portfolio


Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S.

government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

1993     1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
12.62%  -5.15%  18.67%  5.53%  9.29%  7.54%  -1.20%  10.51%  11.04%  7.68%

High Quarter    6/30/95   5.67%
-------------------------------
Low Quarter     3/31/94  -2.73%

Average Annual Total Returns
(as of 12/31/02)

                                                                        Since
                                          Past       Past      Past Inception
                                      One Year Five Years Ten Years   8/31/90
  ---------------------------------------------------------------------------
  Investment Grade Fixed Income
   Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                    7.68%      7.02%     7.46%     8.82%
  ---------------------------------------------------------------------------
  Return after Taxes on
   Distributions/1/                      5.54%      4.34%     4.62%     5.90%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions
   and Sale of Fund Shares/1/            4.70%      4.28%     4.56%     5.76%
  ---------------------------------------------------------------------------
  Salomon Broad Index (reflects no
   deduction for fees, expenses or
   taxes)/2/                            10.10%      7.52%     7.53%     8.49%
  ---------------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

High Yield Portfolio

Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

High Yield Portfolio
Commenced operations on February 28, 1989

 1993    1994    1995    1996    1997   1998   1999    2000     2001    2002
------  ------  ------  ------  ------  -----  -----  -------  ------  -------
24.57%  -7.06%  23.94%  15.29%  15.98%  3.16%  7.79%  -10.52%  -5.81%  -11.23%

High Quarter  6/30/95  10.60%
-----------------------------
Low Quarter   9/30/01  -9.14%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                      Past       Past      Past Inception
                                  One Year Five Years Ten Years   2/28/89
       ------------------------------------------------------------------
       High Yield Portfolio
       ------------------------------------------------------------------
       Return before Taxes         -11.23%     -3.61%     4.79%     6.17%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/           -14.65%     -7.74%     0.50%     1.85%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/             - 6.89%     -4.45%     1.99%     3.07%
       ------------------------------------------------------------------
       CS First Boston High Yield
        Index (reflects no
        deduction for fees,
        expenses or taxes)/2/        3.10%      1.44%     6.52%     7.97%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Institutional Class Prospectus

  January 31, 2003

Intermediate Duration Portfolio

Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

 1995   1996   1997   1998   1999   2000   2001   2002
------  -----  -----  -----  -----  -----  -----  -----
15.38%  5.94%  8.07%  7.03%  0.86%  9.07%  9.98%  8.60%


High Quarter   3/31/95   4.80%
------------------------------
Low Quarter    6/30/99  -1.10%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   10/3/94
      --------------------------------------------------------------------
      Intermediate Duration Portfolio
      --------------------------------------------------------------------
      Return before Taxes                       8.60%      7.06%     7.74%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/    5.92%      4.37%     4.87%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/               5.24%      4.30%     4.77%
      --------------------------------------------------------------------
      Lehman Brothers Intermediate
       Government/Credit Index (reflects
       no deduction for fees, expenses or
       taxes)/2/                                9.84%      7.48%     7.80%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman Brothers Intermediate Government/Credit Index is a fixed income market-value weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues carrying in investment grade (BBB) or higher credit ratings with remaining maturities of at least one year and not longer than ten years.

  Institutional Class Prospectus

  January 31, 2003

International Fixed Income Portfolio

Objective
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs). The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of issuers outside the U.S.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers.

The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

 1995   1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------
19.64%  6.20%  -3.97%  17.74%  -7.39%  -2.37%  -4.54%  22.13%

High Quarter  6/30/02   14.39%
------------------------------
Low Quarter   3/31/97   -5.74%

Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   4/29/94
     ---------------------------------------------------------------------
     International Fixed Income Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                       22.13%      4.41%     5.05%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/    22.13%      3.47%     3.37%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   13.59%      3.11%     3.25%
     ---------------------------------------------------------------------
     Salomon World Government Bond
      Ex-U.S. Index (reflects no deduction
      for fees, expenses or taxes)/2/          22.01%      5.07%     5.38%
     ---------------------------------------------------------------------





/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

  Institutional Class Prospectus

  January 31, 2003

Limited Duration Portfolio

Objective
The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit- adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

1993    1994    1995   1996   1997   1998   1999   2000   2001   2002
-----  ------  ------  -----  -----  -----  -----  -----  -----  -----
5.97%  -0.07%  10.37%  5.27%  6.25%  5.63%  3.77%  7.93%  8.59%  5.12%


High Quarter  3/31/95   3.23%
-----------------------------
Low Quarter   3/31/94  -0.95%

Average Annual Total Returns
(as of 12/31/02)

                                                                        Since
                                          Past       Past      Past Inception
                                      One Year Five Years Ten Years   3/31/92
  ---------------------------------------------------------------------------
  Limited Duration Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                    5.12%      6.19%     5.85%     6.07%
  ---------------------------------------------------------------------------
  Return after Taxes on
   Distributions/1/                      3.63%      3.98%     3.67%     3.92%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions
   and Sale of Fund Shares/1/            3.15%      3.85%     3.59%     3.81%
  ---------------------------------------------------------------------------
  Salomon 1-3 Year Treasury/
   Government Sponsored Index
   (reflects no deduction for fees,
   expenses or taxes)/2/                 6.12%      6.56%     6.10%     6.24%
  ---------------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should be considered an investment.

/2/The Salomon 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted Index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

  Institutional Class Prospectus

  January 31, 2003

Municipal Portfolio

Objective
The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992

 1993    1994    1995   1996   1997   1998    1999    2000   2001   2002
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
14.31%  -6.30%  19.98%  5.60%  8.68%  5.82%  -1.00%  11.18%  6.37%  7.90%

High Quarter   3/31/95    8.94%
-------------------------------
Low Quarter    3/31/94   -7.34%


Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                        Past       Past      Past Inception
                                    One Year Five Years Ten Years   10/1/92
    -----------------------------------------------------------------------
    Municipal Portfolio
    -----------------------------------------------------------------------
    Return before Taxes                7.90%      5.98%     7.02%     7.02%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                  7.81%      5.76%     6.82%     6.82%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                         6.20%      5.52%     6.50%     6.49%
    -----------------------------------------------------------------------
    Lehman 5-Year Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/2/       9.28%      5.92%     5.88%     5.88%
    -----------------------------------------------------------------------
    Lehman 10-Year Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/3/      10.17%      6.12%     6.82%     6.85%
    -----------------------------------------------------------------------
    Blended Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/4/       9.73%      6.02%     6.59%     6.68%
    -----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of four to six years.

/3/The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade municipal bonds with maturities of eight to twelve years.

/4/The Blended Municipal Index is an unmanaged index comprised of the Lehman
   Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

  Institutional Class Prospectus

  January 31, 2003

Targeted Duration Portfolio (Not Currently Open)


Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

U.S. Core Fixed Income Portfolio

Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

  Institutional Class Prospectus

  January 31, 2003

U.S. Core Fixed Income Portfolio (Cont'd)



Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

US Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.75%  -3.89%  18.85%  3.89%  9.62%  7.23%  -1.64%  10.50%  10.58%  8.07%

High Quarter   6/30/95    6.05%
-------------------------------
Low Quarter    3/31/94   -2.07%

Average Annual Total Returns
(as of 12/31/02)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   9/29/87
    ------------------------------------------------------------------------
    U.S. Core Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 8.07%      6.85%     7.50%     9.00%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   5.46%      4.23%     4.61%     6.05%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                          4.94%      4.17%     4.57%     5.96%
    ------------------------------------------------------------------------
    Salomon Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/2/             10.10%      7.52%     7.53%     8.89%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

Balanced Portfolio

Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio

  Institutional Class Prospectus

  January 31, 2003

Balanced Portfolio (Cont'd)

could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]

Balanced Portfolio
Commenced operations on December 31, 1992

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
10.37%  -1.93%  27.34%  15.37%  19.61%  15.40%  16.29%  -0.72%  -5.37%  -13.29%

High Quarter   12/31/98   12.06%
--------------------------------
Low Quarter     9/30/02  -11.37%


Average Annual Total Returns
(as of 12/31/02)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years  12/31/92
     ---------------------------------------------------------------------
     Balanced Portfolio
     ---------------------------------------------------------------------
     Return before Taxes            -13.29%      1.80%     7.60%     7.60%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/              -14.45%     -0.97%     4.56%     4.56%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                - 8.15%      0.62%     5.13%     5.13%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no
      deduction for fees,
      expenses or taxes)/2/         -22.10%     -0.59%     9.35%     9.35%
     ---------------------------------------------------------------------
     Salomon Broad Index
      (reflects no deduction for
      fees, expenses or taxes)/3/    10.10%      7.52%     7.53%     7.53%
     ---------------------------------------------------------------------
     60/40 Blended Index (reflects
      no deduction for fees,
      expenses or taxes)/4/         - 9.54%      3.31%     9.05%     9.05%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Bond Index.

Multi-Asset-Class Portfolio

Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's

  Institutional Class Prospectus

  January 31, 2003

Multi-Asset-Class Portfolio (Cont'd)

investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                 [CHART]

Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

 1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  -------
24.62%  15.93%  17.48%  13.87%  16.84%  -8.43%  -8.93%  -13.60%

High Quarter   12/31/98    12.82%
---------------------------------
Low Quarter     9/30/02   -13.85%

Average Annual Total Returns
(as of 12/31/02)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   7/29/94
     ----------------------------------------------------------------------
     Multi-Asset-Class Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                       -13.60%     -0.84%     5.77%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/    -16.02%     -3.43%     2.74%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   - 8.34%     -1.36%     3.70%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)/2/          -22.09%     -0.59%     9.95%
     ----------------------------------------------------------------------
     Salomon Broad Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                 10.10%      7.52%     8.03%
     ----------------------------------------------------------------------
     MSCI EAFE Index (reflects no deduction
      for fees, expenses or taxes)/4/          -15.94%     -2.89%     0.20%
     ----------------------------------------------------------------------
     Blended Index (reflects no deduction for
      fees, expenses or taxes)/5/              - 9.66%      2.32%     8.27%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

/5/The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24%
   Salomon Broad Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2002 (expenses that are deducted from Portfolio assets)

                                                                       Total Annual
                              Management Distribution    Other  Portfolio Operating
Portfolio                           Fees (12b-1) Fees Expenses             Expenses
Equity                             0.50%         None     0.16%                0.66%
-------------------------------------------------------------------------------------
Mid Cap Growth                      0.50         None     0.15                 0.65
-------------------------------------------------------------------------------------
Small Cap Growth                    1.00         None     0.21                 1.21**
-------------------------------------------------------------------------------------
Strategic Small Value               1.00         None     1.09                 2.09**
-------------------------------------------------------------------------------------
U.S. Mid Cap Core                   0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
U.S. Small Cap Core                 0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
Value                               0.50         None     0.14                 0.64
-------------------------------------------------------------------------------------
Cash Reserves                       0.25         None     0.15                 0.40**
-------------------------------------------------------------------------------------
Core Plus Fixed Income              0.38         None     0.13                 0.50
-------------------------------------------------------------------------------------
Investment Grade Fixed Income       0.38         None     0.14                 0.51
-------------------------------------------------------------------------------------
High Yield                          0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Intermediate Duration               0.38         None     0.17                 0.54
-------------------------------------------------------------------------------------
International Fixed Income          0.38         None     0.23                 0.60
-------------------------------------------------------------------------------------
Limited Duration                    0.30         None     0.14                 0.44
-------------------------------------------------------------------------------------
Municipal                           0.38         None     0.15                 0.52**
-------------------------------------------------------------------------------------
Targeted Duration+                  0.38         None     0.19*                0.57**
-------------------------------------------------------------------------------------
U.S. Core Fixed Income              0.38         None     0.16                 0.53**
-------------------------------------------------------------------------------------
Balanced                            0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Multi-Asset-Class                   0.65         None     0.26                 0.91**
-------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*Other Expenses are based on estimated amounts.
**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

                                                        Total Annual Portfolio Operating Expenses
                                                              After Morgan Stanley Investments LP
Portfolio                                                          Waiver/Reimbursement & Offsets
Small Cap Growth                                                                             1.15%
--------------------------------------------------------------------------------------------------
Strategic Small Value                                                                        1.15
--------------------------------------------------------------------------------------------------
Cash Reserves                                                                                0.32
--------------------------------------------------------------------------------------------------
Municipal                                                                                    0.50
--------------------------------------------------------------------------------------------------
Targeted Duration+                                                                           0.45
--------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                                       0.50
--------------------------------------------------------------------------------------------------
Multi-Asset-Class                                                                            0.78
--------------------------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

  Institutional Class Prospectus

  January 31, 2003

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


Portfolio                                     1 Year 3 Years 5 Years 10 Years
Equity                                          $ 67    $211  $  368   $  822
-----------------------------------------------------------------------------
Mid Cap Growth                                    66     208     362      810
-----------------------------------------------------------------------------
Small Cap Growth                                 123     384     665    1,466
-----------------------------------------------------------------------------
Strategic Small Value                            212     655   1,124    2,421
-----------------------------------------------------------------------------
U.S. Mid Cap Core                                 91     284     493    1,096
-----------------------------------------------------------------------------
U.S. Small Cap Core                               91     284     493    1,096
-----------------------------------------------------------------------------
Value                                             65     205     357      798
-----------------------------------------------------------------------------
Cash Reserves                                     41     128     224      505
-----------------------------------------------------------------------------
Core Plus Fixed Income                            51     160     280      628
-----------------------------------------------------------------------------
Investment Grade Fixed Income                     52     164     285      640
-----------------------------------------------------------------------------
High Yield                                        60     189     329      738
-----------------------------------------------------------------------------
Intermediate Duration                             55     173     302      677
-----------------------------------------------------------------------------
International Fixed Income                        61     192     335      750
-----------------------------------------------------------------------------
Limited Duration                                  45     141     246      555
-----------------------------------------------------------------------------
Municipal                                         53     167     291      653
-----------------------------------------------------------------------------
Targeted Duration+                                58     183     318      714
-----------------------------------------------------------------------------
U.S. Core Fixed Income                            54     170     296      665
-----------------------------------------------------------------------------
Balanced                                          60     189     329      738
-----------------------------------------------------------------------------
Multi-Asset-Class                                 93     290     504    1,120
-----------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

  Institutional Class Prospectus

  January 31, 2003




High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater

  Institutional Class Prospectus

  January 31, 2003



price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments
A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The International Fixed Income Portfolio is a non-diversifed fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Purchasing Shares



Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

Institutional Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.

Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds").

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. Morgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.

Additional Investments
You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. For the Cash Reserves Portfolio, J.P. Morgan must receive notification of receipt of your Federal Funds wire by 12:00 noon (Eastern Standard Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

  Institutional Class Prospectus

  January 31, 2003




Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserves Portfolio which is determined as of 12:00 noon (Eastern Time).

Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Taxes
Income dividends you receive (except most dividends from the Municipal Portfolio) will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding (currently at a rate of 30%) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Institutional Class Prospectus

  January 31, 2003




Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

            Portfolio                     Monthly Quarterly Annually
            Equity                                       .
            --------------------------------------------------------
            Mid Cap Growth                                        .
            --------------------------------------------------------
            Small Cap Growth                                      .
            --------------------------------------------------------
            Strategic Small Value                                 .
            --------------------------------------------------------
            U.S. Mid Cap Core                                     .
            --------------------------------------------------------
            U.S. Small Cap Core                                   .
            --------------------------------------------------------
            Value                                        .
            --------------------------------------------------------
            Cash Reserves                      .
            --------------------------------------------------------
            Core Plus Fixed Income                       .
            --------------------------------------------------------
            Investment Grade Fixed Income                .
            --------------------------------------------------------
            High Yield                                   .
            --------------------------------------------------------
            Intermediate Duration              .
            --------------------------------------------------------
            International Fixed Income                            .
            --------------------------------------------------------
            Limited Duration                   .
            --------------------------------------------------------
            Municipal                          .
            --------------------------------------------------------
            Targeted Duration                  .
            --------------------------------------------------------
            U.S. Core Fixed Income                       .
            --------------------------------------------------------
            Balanced                                     .
            --------------------------------------------------------
            Multi-Asset-Class                            .
            --------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Fund Management


Adviser
The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"). Morgan Stanley is a preeiminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, MSI, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2002 fiscal year.
Sub-Adviser
Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

  Institutional Class Prospectus

  January 31, 2003




Adviser's Rates of Compensation

                                              FY 2002            FY 2002
                                          Contractual             Actual
      Portfolio                     Compensation Rate  Compensation Rate
      Equity                                     0.50%              0.50%
      -------------------------------------------------------------------
      Mid Cap Growth                             0.50               0.50
      -------------------------------------------------------------------
      Small Cap Growth                           1.00               0.95
      -------------------------------------------------------------------
      Strategic Small Value                      1.00               0.06
      -------------------------------------------------------------------
      U.S. Mid Cap Core                          0.75               0.75
      -------------------------------------------------------------------
      U.S. Small Cap Core                        0.75               0.75
      -------------------------------------------------------------------
      Value                                      0.50               0.50
      -------------------------------------------------------------------
      Cash Reserves                              0.25               0.18
      -------------------------------------------------------------------
      Core Plus Fixed Income                     0.38               0.38
      -------------------------------------------------------------------
      Investment Grade Fixed Income              0.38               0.38
      -------------------------------------------------------------------
      High Yield                                 0.45               0.45
      -------------------------------------------------------------------
      Intermediate Duration                      0.38               0.38
      -------------------------------------------------------------------
      International Fixed Income                 0.38               0.38
      -------------------------------------------------------------------
      Limited Duration                           0.30               0.30
      -------------------------------------------------------------------
      Municipal                                  0.38               0.36
      -------------------------------------------------------------------
      Targeted Duration+                         0.38               0.00
      -------------------------------------------------------------------
      U.S. Core Fixed Income                     0.38               0.34
      -------------------------------------------------------------------
      Balanced                                   0.45               0.45
      -------------------------------------------------------------------
      Multi-Asset-Class                          0.65               0.52
      -------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Portfolio Management

Equity Portfolio
The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Mid Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director, David Cohen, Executive Director, and David Reidinger, Vice President.

Small Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Executive Director.

Strategic Small Value Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

U.S. Mid Cap Core Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, Matthew Todorow, Executive Director, and Charles Purcell, Vice President.

U.S. Small Cap Core Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

Value Portfolio
The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Richard M. Behler, Managing Director, Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolios' assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, Stephen F. Esser, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

International Fixed Income Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael B. Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.

High Yield Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.

Intermediate Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Limited Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, William Lawrence, Executive Director, and Scott F. Richard, Managing Director.

Municipal Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, Steven K. Kreider, Managing Director, and Neil Stone, Executive Director.

  Institutional Class Prospectus

  January 31, 2003




Targeted Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Balanced Portfolio
The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Multi-Asset-Class Portfolio
The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2002, the Targeted Duration Portfolio had not commenced operations. The information for the year 2002 has been extracted from the Fund's

                                  Net Gains
     Net Asset                    or Losses                     Dividend    Capital Gain
        Value-        Net     on Securities  Total from    Distributions   Distributions
     Beginning Investment     (realized and  Investment  (net investment       (realized
     of Period     Income       unrealized)  Activities          income)      net gains)
-----------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002    $ 9.75      $0.08+++         ($2.57)     ($2.49)          ($0.08)             --
2001     17.28       0.09+++          (4.78)      (4.69)           (0.09)         ($2.75)
2000     19.82       0.05+++           3.53        3.58            (0.05)          (6.07)
1999     20.44       0.14              5.24        5.38            (0.17)          (5.83)
1998     29.45       0.24             (1.04)      (0.80)           (0.28)          (7.93)
-----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2002    $14.80     ($0.05)+++        ($3.10)     ($3.15)              --              --
2001     35.15      (0.05)           (16.44)     (16.49)              --          ($3.86)
2000     25.77      (0.06)            13.71       13.65               --           (4.27)
1999     18.62      (0.01)            10.65       10.64           ($0.00).         (3.49)
1998     21.84      (0.03)             0.24        0.21               --           (3.43)
-----------------------------------------------------------------------------------------
Small Cap Growth Portfolio (Commencement of Institutional Class Operations 6/30/98)
2002    $24.04     ($0.25)+++        ($3.83)     ($4.08)              --              --
2001     52.96      (0.35)           (25.78)     (26.13)              --          ($2.79)
2000     32.28      (0.34)            25.42       25.08               --           (4.40)
1999      8.57      (0.13)+++         23.84       23.71               --              --
1998     10.00      (0.01)            (1.42)      (1.43)              --              --
-----------------------------------------------------------------------------------------
Strategic Small Value Portfolio (Commencement of Institutional Class Operations 6/30/00)
2002    $10.51      $0.05+++         ($0.24)     ($0.19)          ($0.05)         ($0.43)
2001     10.62       0.09             (0.15)      (0.06)           (0.05)             --
2000     10.00       0.03              0.59        0.62               --              --
-----------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio (Commencement of Institutional Class Operations 12/30/94)
2002    $16.91     ($0.01)+++        ($3.38)     ($3.39)          ($0.02)             --
2001     25.07       0.05+++          (4.91)      (4.86)           (0.08)         ($3.22)
2000     21.88       0.06+++           5.78        5.84            (0.08)          (2.57)
1999     18.12       0.12+++           5.01        5.13            (0.06)          (1.31)
1998     21.80       0.08+++          (1.53)      (1.45)           (0.04)          (2.19)
-----------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio (Commencement of Institutional Class Operations 7/01/86)
2002    $15.16      $0.06+++         ($1.10)     ($1.04)          ($0.05)         ($0.03)
2001     21.18       0.10+++          (4.35)      (4.25)           (0.07)          (1.70)
2000     18.62       0.09+++           4.01        4.10            (0.14)          (1.40)
1999     17.37       0.13+++           3.65        3.78            (0.07)          (2.46)
1998     24.97       0.16             (4.33)      (4.17)           (0.14)          (3.29)
-----------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003


financial statements which were audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2002 Annual Report to Shareholders. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                      Net Assets-    Ratio of      Ratio of
                  Net Asset                End of    Expenses    Net Income   Portfolio
        Total        Value-     Total      Period  to Average    to Average    Turnover
Distributions End of Period    Return (thousands) Net Assets+    Net Assets        Rate
-----------------------------------------------------------------------------------------

      ($0.08)        $ 7.18 (25.71%)   $  171,698        0.66%         0.78%         93%
       (2.84)          9.75 (30.58)       403,062        0.62          0.71         160
       (6.12)         17.28  19.83        615,078        0.61          0.27         211
       (6.00)         19.82  30.15        635,593        0.62          0.64         103
       (8.21)         20.44  (2.66)       872,662        0.61          0.94          77
-----------------------------------------------------------------------------------------

           --        $11.65 (21.28%)   $  438,778        0.65%        (0.35%)       221%
      ($3.86)         14.80 (50.80)     1,063,186        0.61         (0.25)        145
       (4.27)         35.15  56.60      2,109,750        0.62         (0.21)        169
       (3.49)         25.77  64.27        785,659        0.62         (0.07)        208
       (3.43)         18.62   2.00        429,955        0.62         (0.13)        172
-----------------------------------------------------------------------------------------

           --        $19.96 (16.97%)   $   87,345        1.16%++      (0.98%)       218%
      ($2.79)         24.04 (50.83)       193,469        1.14         (0.98)        176
       (4.40)         52.96  80.31        437,898        1.14         (0.77)        206
           --         32.28 276.66         93,229        1.18++       (0.50)        300
           --          8.57 (14.30)**       3,004        1.16*++      (0.46)*        67**
-----------------------------------------------------------------------------------------

      ($0.48)        $ 9.84  (2.41%)   $   20,396        1.15%++       0.43%        131%
       (0.05)         10.51  (0.60)         2,434        1.15++        0.73          80
           --         10.62   6.20**        2,506        1.31*++       1.15*         33**
-----------------------------------------------------------------------------------------

      ($0.02)        $13.50 (20.09%)   $  672,507        0.89%        (0.05%)       145%
       (3.30)         16.91 (21.23)     1,096,021        0.86          0.22         176
       (2.65)         25.07  29.48      1,374,275        0.87          0.28         226
       (1.37)         21.88  29.44        721,015        0.87          0.57         244
       (2.23)         18.12  (6.92)       420,555        0.90          0.40         213
-----------------------------------------------------------------------------------------

      ($0.08)        $14.04  (6.97%)   $  588,803        0.89%         0.35%        118%
       (1.77)         15.16 (21.25)     1,017,346        0.86          0.52         157
       (1.54)         21.18  23.11      1,269,171        0.86          0.43         193
       (2.53)         18.62  23.83        897,629        0.86          0.70         251
       (3.43)         17.37 (18.34)       716,729        0.86          0.71         163
-----------------------------------------------------------------------------------------

                                      Net Gains
        Net Asset                     or Losses                       Dividend    Capital Gain
           Value-         Net     on Securities   Total from     Distributions   Distributions
        Beginning  Investment     (realized and   Investment   (net investment   (realized net
        of Period      Income       unrealized)   Activities           income)          gains)
------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2002       $13.80      $ 0.16+++         ($3.14)      ($2.98)           ($0.17)             --
2001        12.86        0.19+++           0.93         1.12             (0.18)             --
2000        13.59        0.16+++           0.95         1.11             (0.18)         ($1.66)
1999        15.16        0.21+++           1.11         1.32             (0.28)          (2.61)
1998        20.37        0.34             (3.38)       (3.04)            (0.36)          (1.81)
------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
2002       $1.000      $0.018                --       $0.018            ($0.18)             --
2001        1.000       0.049                --        0.049            (0.049)             --
2000        1.000       0.058                --        0.058            (0.058)             --
1999        1.000       0.048                --        0.048            (0.048)             --
1998        1.000       0.053                --        0.053            (0.053)             --
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002       $11.84      $ 0.55+++          $0.17        $0.72            ($0.74)             --
2001        11.25        0.75              0.62         1.37             (0.78)             --
2000        11.26        0.77+++          (0.02)        0.75             (0.76)             --
1999        12.22        0.77+++          (0.72)        0.05             (0.71)         ($0.30)
1998        12.22        0.78+++           0.14         0.92             (0.75)          (0.17)
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2002       $11.32      $ 0.47+++          $0.39        $0.86            ($0.61)             --
2001        10.67        0.68              0.70         1.38             (0.73)             --
2000        10.74        0.78             (0.12)        0.66             (0.73)             --
1999        11.69        0.69             (0.75)       (0.06)            (0.63)         ($0.26)
1998        11.46        0.61              0.40         1.01             (0.66)          (0.12)
------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2002       $ 5.75      $ 0.54+++         ($1.16)      ($0.62)           ($0.72)             --
2001         7.86        0.78+++          (1.95)       (1.17)            (0.94)             --
2000         8.77        0.89+++          (0.88)        0.01             (0.92)             --
1999         8.99        0.86+++          (0.10)        0.76             (0.79)         ($0.19)
1998        10.15        0.85+++          (0.93)       (0.08)            (0.82)          (0.26)
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2002       $10.37      $ 0.39+++          $0.43        $0.82            ($0.48)             --
2001         9.67        0.57              0.69         1.26             (0.56)             --
2000         9.77        0.67+++          (0.19)        0.48             (0.58)             --
1999        10.68        0.72             (0.65)        0.07             (0.76)         ($0.22)
1998        10.48        0.58              0.28         0.86             (0.56)          (0.10)
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2002       $ 8.96      $ 0.39             $0.53        $0.92                --              --
2001         8.88        0.28+++           0.04         0.32            ($0.24)             --
2000        10.12        0.35             (1.15)       (0.80)            (0.27)         ($0.17)
1999        10.75        0.34             (0.41)       (0.07)            (0.34)          (0.22)
1998        10.19        0.45              0.56         1.01             (0.36)          (0.09)
------------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-    Ratio of      Ratio of
                  Net Asset               End of    Expenses    Net Income  Portfolio
        Total        Value-    Total      Period  to Average    to Average   Turnover
Distributions End of Period   Return (thousands) Net Assets+    Net Assets       Rate
--------------------------------------------------------------------------------------

      ($0.17)        $10.65 (21.93%)  $  456,996        0.64%         1.09%        42%
       (0.18)         13.80   8.68       656,007        0.62          1.26         38
       (1.84)         12.86   9.67       690,859        0.61          1.32         50
       (2.89)         13.59   8.30     1,079,356        0.63          1.38         53
       (2.17)         15.16 (16.41)    2,288,236        0.60          1.76         56
--------------------------------------------------------------------------------------

     ($0.018)       $ 1.000   1.79%   $  174,138        0.33%++       1.75%       N/A
      (0.049)         1.000   5.03       132,901        0.39++        4.86        N/A
      (0.058)         1.000   5.91       115,513        0.37++        5.72        N/A
      (0.048)         1.000   4.93       156,510        0.33++        4.77        N/A
       (.053)         1.000   5.47       168,228        0.32++        5.33        N/A
--------------------------------------------------------------------------------------

      ($0.74)       $ 11.82   6.30%   $3,883,346        0.50%         4.69%       110%
       (0.78)         11.84  12.74     4,142,009        0.48          6.46        111
       (0.76)         11.25   7.02     4,087,553        0.48          7.03         62
       (1.01)         11.26   0.33     4,338,939        0.48          6.62        103
       (0.92)         12.22   7.90     4,625,015        0.48          6.49        121
--------------------------------------------------------------------------------------

      ($0.61)       $ 11.57   7.93%   $  556,252        0.51%         4.15%        93%
       (0.73)         11.32  13.45       278,657        0.50          6.19         89
       (0.73)         10.67   6.48       279,141        0.49          6.99         43
       (0.89)         10.74  (0.57)      384,893        0.48          6.20        106
       (0.78)         11.69   9.23       443,923        0.50          6.19         92
--------------------------------------------------------------------------------------

      ($0.72)       $  4.41 (12.33%)  $  366,956        0.59%        10.13%        79%
       (0.94)          5.75 (16.27)      583,110        0.57         11.44         67
       (0.92)          7.86  (0.22)      848,507        0.56         10.50         55
       (0.98)          8.77   8.81       937,482        0.49          9.61         45
       (1.08)          8.99  (1.17)      703,110        0.50          8.74         75
--------------------------------------------------------------------------------------

      ($0.48)       $ 10.71   8.12%   $   63,912        0.54%         3.73%        61%
       (0.56)         10.37  13.42        50,814        0.54          5.62         59
       (0.58)          9.67   5.84        37,686        0.54          6.95         76
       (0.98)          9.77   0.64        50,513        0.49          6.20         97
       (0.66)         10.68   8.57       116,891        0.52          5.84        131
--------------------------------------------------------------------------------------

           --       $  9.88  10.27%   $   94,474        0.60%         3.44%        38%
      ($0.24)          8.96   3.63        77,363        0.55          3.31         71
       (0.44)          8.88  (8.23)      112,456        0.56          3.76         91
       (0.56)         10.12  (0.93)      125,981        0.52          3.68         64
       (0.45)         10.75  10.38       150,313        0.52          4.59         75
--------------------------------------------------------------------------------------

                                   Net Gains
       Net Asset                   or Losses                     Dividend   Capital Gain
          Value-        Net    on Securities  Total from    Distributions  Distributions
       Beginning Investment    (realized and  Investment  (net investment  (realized net
       of Period     Income      unrealized)  Activities          income)         gains)
-------------------------------------------------------------------------------------------
Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2002      $10.59      $0.39            $0.14       $0.53           ($0.43)            --
2001       10.17       0.59             0.42        1.01            (0.59)            --
2000       10.18       0.60            (0.03)       0.57            (0.58)            --
1999       10.54       0.68            (0.31)       0.37            (0.73)            --
1998       10.49       0.59             0.03        0.62            (0.57)            --
-------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2002      $12.14      $0.47            $0.39       $0.86           ($0.51)            --
2001       11.43       0.48             0.72        1.20            (0.49)            --
2000       11.39       0.62             0.10        0.72            (0.62)        ($0.06)
1999       11.96       0.55            (0.53)       0.02            (0.59)            --
1998       11.64       0.54             0.28        0.82            (0.50)            --
-------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2002      $11.15      $0.44+++         $0.42       $0.86           ($0.55)            --
2001       10.46       0.65+++          0.73        1.38            (0.69)            --
2000       10.55       0.71+++         (0.12)       0.59            (0.68)            --
1999       11.40       0.71            (0.83)      (0.12)           (0.52)        ($0.21)
1998       11.27       0.73             0.32        1.05            (0.79)         (0.13)
-------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2002      $10.60      $0.25+++        ($1.75)     ($1.50)          ($0.32)            --
2001       13.37       0.35+++         (2.07)      (1.72)           (0.38)        ($0.67)
2000       13.83       0.44+++          1.45        1.89            (0.46)         (1.89)
1999       13.46       0.45+++          1.71        2.16            (0.43)         (1.36)
1998       15.30       0.48+++         (0.11)       0.37            (0.49)         (1.72)
-------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2002      $ 8.87      $0.19+++        ($1.56)     ($1.37)          ($0.30)            --
2001       11.62       0.33            (2.24)      (1.91)           (0.09)        ($0.75)
2000       12.43       0.36             0.60        0.96            (0.41)         (1.36)
1999       11.74       0.37             1.62        1.99            (0.34)         (0.96)
1998       13.64       0.38+++         (0.45)      (0.07)           (0.34)         (1.49)
-------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-    Ratio of      Ratio of
                  Net Asset               End of    Expenses    Net Income  Portfolio
        Total        Value-    Total      Period  to Average    to Average   Turnover
Distributions End of Period   Return (thousands) Net Assets+    Net Assets       Rate
--------------------------------------------------------------------------------------
      ($0.43)        $10.69   5.13%     $429,937        0.44%         3.45%        72%
       (0.59)         10.59  10.23       224,358        0.43          5.67         59
       (0.58)         10.17   6.37       177,776        0.42          6.61         57
       (0.73)         10.18   3.61       161,538        0.41          6.16        102
       (0.57)         10.54   6.13       252,711        0.42          5.89        107
--------------------------------------------------------------------------------------
      ($0.51)        $12.49   7.27%     $245,257        0.50%++       3.70%        72%
       (0.49)         12.14  10.69       164,504        0.51++        4.03         70
       (0.68)         11.43   6.66       115,217        0.51++        5.51         82
       (0.59)         11.39   0.11       121,917        0.51++        4.72         88
       (0.50)         11.96   7.20        82,282        0.52++        4.58        140
--------------------------------------------------------------------------------------

      ($0.55)        $11.46   7.98%     $310,546        0.50%++       3.89%        86%
       (0.69)         11.15  13.68       195,467        0.51          6.04         86
       (0.68)         10.46   5.88       181,884        0.51++        6.86         51
       (0.73)         10.55  (1.12)      189,860        0.51          6.09        115
       (0.92)         11.40   9.83        76,042        0.51++        6.32        145
--------------------------------------------------------------------------------------
      ($0.32)        $ 8.78 (14.60%)    $250,796        0.59%         2.37%       133%
       (1.05)         10.60 (13.51)      397,666        0.58          2.98        157
       (2.35)         13.37  14.75       505,078        0.58          3.29        162
       (1.79)         13.83  16.99       341,886        0.58          3.21        111
       (2.21)         13.46   2.85       382,339        0.59          3.36        100
--------------------------------------------------------------------------------------
      ($0.30)        $ 7.20 (15.84%)    $ 34,146        0.78%++       2.13%       105%
       (0.84)          8.87 (17.23)      122,912        0.79++        3.02        149
       (1.77)         11.62   7.74       143,434        0.78++        2.93        152
       (1.30)         12.43  17.71       152,862        0.78++        2.86        101
       (1.83)         11.74  (0.46)      165,039        0.78++        2.98        107
--------------------------------------------------------------------------------------

Notes to the Financial Highlights

  * Annualized
 ** Not annualized.
### For International Fixed Income Portfolio and Multi-Asset-Class Portfolio represents distributions in excess of net investment income of 0.27 and 0.02, respectively, and distributions in excess of net realized gains of
    0.13 and 0.75, respectively.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

          ------------------------------------------------------------
                    Ratio of Expenses to Average Net Assets
          ------------------------------------------------------------
          Portfolio                       1998  1999  2000  2001  2002

          Equity                         0.59% 0.60% 0.61% 0.62% 0.66%
          ------------------------------------------------------------
          U.S. Mid Cap Core              0.88  0.86  0.85  0.85  0.89
          ------------------------------------------------------------
          Mid Cap Growth                 0.60  0.60  0.61  0.60  0.64
          ------------------------------------------------------------
          U.S. Small Cap Core            0.86  0.86  0.85  0.86  0.89
          ------------------------------------------------------------
          Small Cap Growth               1.15* 1.15  1.12  1.12  1.15
          ------------------------------------------------------------
          Strategic Small Value            --    --  1.15* 1.15  1.15
          ------------------------------------------------------------
          Value                          0.59  0.62  0.60  0.61  0.64
          ------------------------------------------------------------
          Cash Reserves                  0.32  0.32  0.32  0.32  0.32
          ------------------------------------------------------------
          Core Plus Fixed Income         0.47  0.47  0.47  0.47  0.50
          ------------------------------------------------------------
          Investment Grade Fixed Income  0.49  0.47  0.48  0.50  0.51
          ------------------------------------------------------------
          High Yield                     0.48  0.48  0.55  0.56  0.58
          ------------------------------------------------------------
          Intermediate Duration          0.51  0.48  0.53  0.54  0.53
          ------------------------------------------------------------
          International Fixed Income     0.52  0.52  0.55  0.55  0.60
          ------------------------------------------------------------
          Limited Duration               0.41  0.41  0.41  0.43  0.44
          ------------------------------------------------------------
          Municipal                      0.50  0.50  0.50  0.50  0.50
          ------------------------------------------------------------
          U.S. Core Fixed Income         0.50  0.49  0.50  0.50  0.50
          ------------------------------------------------------------
          Balanced                       0.57  0.57  0.57  0.57  0.59
          ------------------------------------------------------------
          Multi-Asset-Class              0.78  0.78  0.78  0.78  0.78
          ------------------------------------------------------------

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

         ---------------------------------------------------------------------------------
                                        Voluntarily waived and/or reimbursed expenses for:
         ---------------------------------------------------------------------------------
         Portfolio                        1998      1999       2000      2001      2002
         Small Cap Growth               3.67%*     0.15%       --         --      0.05%
         ---------------------------------------------------------------------------------
         Strategic Small Value            --         --      4.23%*     1.85%     0.94
         ---------------------------------------------------------------------------------
         Cash Reserves                  0.05       0.04      0.05       0.06      0.07
         ---------------------------------------------------------------------------------
         Municipal                      0.04       0.09      0.01       0.01      0.02
         ---------------------------------------------------------------------------------
         Multi-Asset-Class              0.04       0.02      0.03       0.04      0.13
         ---------------------------------------------------------------------------------
         U.S. Core Fixed Income         0.01         --      0.01         --      0.03
         ---------------------------------------------------------------------------------

+++ Per share amounts for the year are based on average shares outstanding.
  . Amount is less than $0.01.
 .. Amount is less than 0.01%.

Where to find Additional Information

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2003, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im. [LOGO] Morgan Stanley

2002 ANNUAL REPORT
September 30, 2002

MORGAN STANLEY LOGO

Morgan Stanley Institutional Fund Trust

EQUITY PORTFOLIOS

Equity Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Strategic Small Value Portfolio
Value Portfolio

2002 ANNUAL REPORT
September 30, 2002

Table of Contents

Morgan Stanley Institutional Fund Trust
is pleased to present the Annual Report
for the Trust's Equity Portfolios as of
September 30, 2002. Please call your
client service representative at
800-354-8185 with any questions
regarding this report.

President's Letter                                          1
- -------------------------------------------------------------
PORTFOLIO OVERVIEWS AND STATEMENTS OF NET ASSETS
Equity Portfolio                                            2
- -------------------------------------------------------------
Mid Cap Growth Portfolio                                    7
- -------------------------------------------------------------
Mid Cap Value Portfolio                                    12
- -------------------------------------------------------------
Small Cap Growth Portfolio                                 18
- -------------------------------------------------------------
Small Cap Value Portfolio                                  22
- -------------------------------------------------------------
Strategic Small Value Portfolio                            27
- -------------------------------------------------------------
Value Portfolio                                            32
- -------------------------------------------------------------
STATEMENTS OF OPERATIONS                                   37
- -------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                        39
- -------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       44
- -------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              53
- -------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                               58
- -------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION                             59
- -------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION                            60
- -------------------------------------------------------------

This annual report contains certain
investment return information. Past
performance is not indicative of future
results and the investment return and
principal value of an investment will
fluctuate so that an investor's shares,
when redeemed, may be worth either more
or less than their original cost.
This report has been prepared for
shareholders and may be distributed to
others only if preceded or accompanied
by a current prospectus.

2002 ANNUAL REPORT
September 30, 2002
                                                                               1

President's Letter

DEAR SHAREHOLDERS:

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to reach yet lower lows. By the end of September 2002, the bear market had aged two and a half years, one of the oldest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden Nasdaq continued to have heavy losses for the twelve months ended September 30, 2002, plummeting 21.8% (price return). The large-cap S&P 500 fell 20.5% (total return) during that time period, while the blue chip Dow Jones lost 12.5% (total return). Even the small-cap Russell 2000, which had hitherto been immune to the bear market, depreciated by 9.3% (total return). Although the drop in stock values affected equities of all sizes and styles, growth stocks outperformed value stocks. The S&P Barra Value index tumbled 22.2% (total return) over 12 months, while the Growth index fell 19.3% (total return).

Corporate earnings declined year over year for five quarters in a row, marking the worst profits recessions on record. But by the second quarter of 2002 earnings rose by a modest 1.4% over the previous year and were expected to continue trending up, according to First Call. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 62, then fell to 29 by the following September.

Most international developed markets fared even worse than U.S. markets over the past year, despite a depreciating dollar, which boosted non-dollar-denominated returns. The MSCI EAFE index for Europe, Asia, and the Far East declined 17.0% (price return) in dollars for the twelve months ended September 2002 and lost 21.5% (price return) in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan index lost just 11.2% (price return) in dollars, and 9.2% (price return) in local currency. Germany was one of the worst performers, with the MSCI Germany index falling 30.6% (price return) in dollars and 36.0% (price return) in local currency.

Shortly after September 11, 2001, the Federal Reserve resumed cutting interest rates aggressively to help shore up the economy. In the last four months of 2001, the Fed shaved 175 basis points off of the federal funds rate, bringing it to historic lows of 1.75%. During the fourth quarter of 2001 and the first quarter of 2002, the extra stimulus appeared to be helping the economy pull out of recession. In early 2002, GDP clocked in at a robust 5.0%. But from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend and the Fed increased liquidity even further in November by cutting another 50 basis points off of the funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930s. The Lehman Brothers Aggregate Bond index gained 11.7% (price return) during the 12 months ended September 2002. For that period, government long-term issues had the best performance, gaining 14.6%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 75 basis points to end the year at 4.7%. The 2-year Treasury note reached 1.7%, 82 basis points below where it was in September 2001.

OUTLOOK

Over the past twelve months, the economy and markets weathered significant stresses. Business activity slowed dramatically, pushing the economy into recession. And despite a promising economic recovery in late 2001, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance, and insider trading. At the same time, the administration readied for war with Iraq while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and as the global environment becomes more certain, markets will continue to pick up.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
November 2002

2

Portfolio Overview (Unaudited)

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies and to a limited extent, in stocks of small companies and foreign equity securities. In constructing the Portfolio, Morgan Stanley Investment Management's equity team applies a value-oriented discipline to three key equity decisions: stock selection, sector allocation, and portfolio risk control.

Early in fiscal year 2002, the Portfolio began to relax its relatively defensive posture as the stock market recovered sharply from the events and aftermath of September 11, 2001. Later during the fiscal year, the Portfolio leaned more defensively due to the deeply felt market concerns surrounding corporate accounting, governance, bankruptcy, and threats of war. The Portfolio underperformed during the fiscal year, returning -25.71%, compared to -20.47% for the S&P 500 Index.

Following the terrorist attacks of September 11, 2001, the market rebounded sharply on the strength of consumer and industrial cyclicals, and technology. Though the Portfolio captured most of the bounce, it did not capture all, due to the underweight in consumer finance stocks and in surging high-price/earnings, large-cap tech stocks. The S&P 500 Index was up 19.4% from its September 21, 2001 low by year end as compared to the portfolio gain of 17.8% (net). Underperformance was equally attributable to sector weightings and selection within sectors, and caused largely by the consequence of being less sensitive to the heightened enthusiasm that began sweeping through the market in late-September. In particular, the market was led by exceptional returns in technology, industrials and consumer cyclicals, where the Portfolio was underweight. Market sectors that lagged were health care and consumer staples stocks, where the Portfolio was overweight.

After ignoring signs of economic recovery early in the first calendar quarter, in our opinion the large-cap market began to rebound in late February and sustained moderate gains through late March. Pro-cyclical positions gained traction as rates rose in concert with the underlying upbeat economy. This propelled the market's reversal of its year-to-date losses. With a moderate tilt towards economic sensitivity the Portfolio behaved accordingly, earning back most of its earlier decline.

Investors sold off aggressively from April-July, reacting to recurring accounting problems and tepid corporate earnings announcements. In June alone, the S&P 500's Index retreat matched that of the entire preceding five months. For the first half of the calendar year the domestic economy grew, but the U.S. stock market actually declined. This phenomenon was the first time in the last fifty years that such a decline had occurred during the first six months of an economic recovery. Pro-cyclical positions continued to gain against the benchmark, in concert with the underlying recovery. Despite a modestly pro-cyclical tilt which worked, the portfolio lost ground during the quarter due to technology exposure and poor stock selection in energy and heavy industry.

Following a modest rally midway through the fourth fiscal quarter, investors sold off aggressively on disappointing corporate earnings and wide scale downward earnings revisions. Fears of further potential economic retrenchment due to the Iraq situation added stress to an already shaky market. By September 30, 2002, the S&P 500 benchmark had slumped to 815, some 53% below its March 2000 high, and only moderately above the market's low for this phase of the current cycle (797 on July 23, 2002). During the quarter, pro-cyclical stocks paused in their rise against the benchmark. Although forward earnings estimates of the economically sensitive groups continued to improve against overall slumping forecasts, August and September was not the time to be tilted cyclically, as risks on the downside escalated.

Within the large-cap market, styles/groups remain fairly tightly priced by pre-bubble standards. Portfolio style exposure has remained roughly balanced as a result. During the fourth fiscal quarter, we trimmed relatively higher beta-positions in technology, reduced publishing & broadcasting and investment brokerage positions, and replaced trading-sensitive electric power exposure with distribution-dependent utilities. We added to the strategic emphasis on banks and consumer credit. The strategic focus on energy stocks was increased as we added domestic & crude and international oil stocks to achieve an overweight in each major energy sub-sector: international oil, well equipment & service, offshore drilling, and domestic & crude. We also boosted defensive growth positions in consumer non-durables industries.

In our opinion, the economy is encountering headwinds from corporate sector retrenchment. Favorable fundamental conditions (low interest rates, a cheaper dollar, fiscal stimulus) may support GDP growth of 3% in the second half of 2002. Easier monetary conditions will limit the impact of lower equity prices on the economy. Productivity gains should restrain prices, especially of goods. Energy prices are inflated to near war-premium highs, with price risk on the downside should tensions lessen.

We continue to approach this market with continued analytical vigilance. We still feel strongly that our multifactor approach (better relative earnings, good fundamentals, attractive valuations) has the potential to add value over the full market cycle as in the past.

2002 ANNUAL REPORT
September 30, 2002
                                                                               3

[GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
- ---------------------------------------------------------------
EQUITY
- ----------------------------------------------------

                                      Institutional   Adviser   S&P 500
                                           (1)          (3)      Index
- ----------------------------------------------------------------------------
One Year                                 (25.71%)     (25.83%)  (20.47%)
- ----------------------------------------------------------------------------
Five Years                                (4.78%)         --     (1.63%)
- ----------------------------------------------------------------------------
Ten Years                                  6.30%          --      9.00%
- ----------------------------------------------------------------------------
Since Inception(3)                        --          (4.73%)    (2.14%)
- ----------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 500 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/16/98.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO MAY INVEST, TO A LIMITED EXTENT, IN STOCKS OF SMALL COMPANIES AND FOREIGN EQUITY STOCKS.

4

Statement of Net Assets

EQUITY PORTFOLIO
COMMON STOCKS (99.2%)

                                                                      VALUE
                 SEPTEMBER 30, 2002                     SHARES       (000)+
- ---------------------------------------------------------------------------
BASIC RESOURCES (3.3%)
Air Products & Chemicals, Inc.                          59,400   $    2,495
Engelhard Corp.                                         60,500        1,442
International Paper Co.                                 49,700        1,660
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           5,597
- ---------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (7.5%)
Adolph Coors Co., Class B                               15,300          862
Anheuser-Busch Cos., Inc.                               13,800          698
Avon Products, Inc.                                     40,700        1,876
Coca-Cola Enterprises, Inc.                             49,000        1,041
Coca-Cola Co.                                          109,800        5,266
Gillette Co.                                            37,300        1,104
Proctor & Gamble Co.                                    22,400        2,002
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          12,849
- ---------------------------------------------------------------------------
CONSUMER DURABLES (1.6%)
Delphi Corp.                                           102,800          879
(a)Ford Motor Co.                                       73,400          719
(a)General Motors Corp.                                 10,500          409
Masco Corp.                                             41,800          817
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           2,824
- ---------------------------------------------------------------------------
CONSUMER SERVICES (2.9%)
*AOL Time Warner, Inc.                                  53,300          624
*(a)International Game Technology                        9,900          684
*Park Place Entertainment Corp.                         66,900          532
*Viacom, Inc., Class B                                  60,300        2,445
Walt Disney Co.                                         47,900          725
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           5,010
- ---------------------------------------------------------------------------
ENERGY (10.2%)
Amerada Hess Corp.                                      18,500        1,256
*(a)Cooper Cameron Corp.                                44,900        1,875
(a)Devon Energy Corp.                                   23,700        1,144
ENSCO International, Inc.                               51,600        1,292
Exxon Mobil Corp.                                       90,300        2,881
Global SantaFe Corp.                                    27,800          621
Kerr McGee Corp.                                        29,800        1,294
*Nabors Industries, Inc.                                28,500          933
*Noble Corp.                                            52,900        1,640
Royal Dutch Petroleum Co.                               41,300        1,659
(a)TotalFinaElf S.A. ADR                                44,800        2,950
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          17,545
- ---------------------------------------------------------------------------
FINANCIAL SERVICES (21.9%)
American Express Co.                                   115,600        3,604
American International Group, Inc.                      16,500          902
Bank of America Corp.                                   98,900        6,310

                                                                      VALUE
                                                        SHARES       (000)+
- ---------------------------------------------------------------------------
Chubb Corp.                                             10,100   $      554
Citigroup, Inc.                                        103,500        3,069
Comerica, Inc.                                          61,600        2,970
Fannie Mae                                              15,700          935
Freddie Mac                                             65,800        3,678
Hartford Financial Services Group, Inc.                  8,300          340
Lehman Brothers Holdings, Inc.                          20,400        1,001
MBNA Corp.                                             202,600        3,724
Mellon Financial Corp.                                  60,500        1,569
PNC Financial Services Group                            51,700        2,180
*(a)Principal Financial Group                           37,700          987
*Travelers Property Casualty Corp., Class A              4,514           60
*Travelers Property Casualty Corp., Class B              9,176          124
U.S. BanCorp.                                          197,000        3,660
Wells Fargo & Co.                                       44,200        2,129
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          37,796
- ---------------------------------------------------------------------------
FOOD & TOBACCO (3.1%)
Philip Morris Cos., Inc.                                45,400        1,761
(a)Unilever N.V. ADR                                    60,000        3,567
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           5,328
- ---------------------------------------------------------------------------
HEALTH CARE (13.9%)
Abbott Labs, Inc.                                       17,200          695
*Amgen, Inc.                                            32,900        1,372
*Boston Scientific Corp.                                59,000        1,862
Bristol-Myers Squibb Co.                                85,100        2,025
CIGNA Corp.                                              6,600          467
Eli Lilly & Co.                                         10,000          553
*Guidant Corp.                                          16,100          520
HCA, Inc.                                               16,900          805
*HEALTHSOUTH Corp.                                      52,900          220
Johnson & Johnson                                       50,000        2,704
Merck & Co., Inc.                                       66,200        3,026
Pfizer, Inc.                                           190,500        5,528
Pharmacia Corp.                                         61,000        2,372
Schering-Plough Corp.                                   17,600          375
Wyeth                                                   44,300        1,409
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          23,933
- ---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (9.3%)
Boeing Co.                                              46,900        1,601
Caterpillar, Inc.                                       20,800          774
Cooper Industries, Inc.                                 27,600          838
General Electric Co.                                   229,300        5,652
Honeywell International, Inc.                           97,100        2,103
(a)Northrop Grumman Corp.                                7,400          918

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                               5

                                                                      VALUE
                                                        SHARES       (000)+
- ---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (CONT'D)
Tyco International Group S.A.                          124,300   $    1,752
United Technologies Corp.                               41,100        2,322
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          15,960
- ---------------------------------------------------------------------------
RETAIL (7.8%)
Circuit City Stores, Inc.                              145,400        2,203
CVS Corp.                                               23,600          598
Home Depot, Inc.                                        62,200        1,623
*Kohl's Corp.                                           18,500        1,125
*Kroger Co.                                             57,700          814
(a)Limited Brands, Inc.                                 73,000        1,047
McDonald's Corp.                                        58,100        1,026
Wal-Mart Stores, Inc.                                  103,200        5,081
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          13,517
- ---------------------------------------------------------------------------
TECHNOLOGY (12.5%)
*Analog Devices, Inc.                                   76,700        1,511
*(a)Brocade Communications Systems, Inc.                52,100          392
*Cisco Systems, Inc.                                    97,600        1,023
*Dell Computer Corp.                                    25,900          609
Electronic Data Systems Corp.                           18,000          252
Hewlett-Packard Co.                                    196,200        2,290
Intel Corp.                                             36,000          500
International Business Machines Corp.                    6,000          350
*Maxim Integrated Products, Inc.                        39,200          971
*Microsoft Corp.                                       169,200        7,392
Monsanto Co.                                             9,688          148
Motorola, Inc.                                         336,400        3,425
*Oracle Corp.                                          108,200          851
*Qualcomm, Inc.                                         17,600          486
*Siebel Systems, Inc.                                   39,500          227
*(a)Sun Microsystems, Inc.                             201,100          521
*Taiwan Semiconductor Manufacturing Co., Ltd. ADR       82,590          524
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          21,472
- ---------------------------------------------------------------------------
UTILITIES (5.2%)
AT&T Corp.                                             157,500        1,892
Duke Energy Corp.                                       36,900          721
Exelon Corp.                                            56,500        2,684
SBC Communications, Inc.                                52,400        1,053
*(a)Sprint Corp. (PCS Group)                           177,100          347
Verizon Communications, Inc.                            83,000        2,278
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           8,975
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $192,485)                                 170,806
- ---------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)       (000)+
- ---------------------------------------------------------------------------
CASH EQUIVALENTS (7.7%)
- ---------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.7%)
Banco Bilbao Viz Argentaria, NY, 1.86%, 4/24/03        $   747   $      747
Bank of Nova Scotia, NY, 2.51%, 2/04/03                    535          535
Credit Suisse First Boston USA, Inc., 2.28%, 11/25/02      288          288
Deutsche Bank Securities, Inc., 1.98%, 10/01/02          2,403        2,403
Federal National Mortgage Association, 1.88%,
 12/06/02                                                  143          143
Federal National Mortgage Association, 1.90%,
 10/04/02                                                  265          265
Lloyds Bank plc London, 2.36%, 2/24/03                     267          267
National City Bank Cleveland, 1.86%, 11/07/02              534          534
National City Bank Cleveland, 2.04%, 10/23/02              182          182
Union Bank of Switzerland Warburg LLC, 1.98%,
 10/01/02                                                4,443        4,443
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           9,807
- ---------------------------------------------------------------------------

                                                        SHARES
                                                       -------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (1.1%)
AIM S.T. Investment Co.                                267,000          267
Harris Insight Money Market Fund                       427,000          427
Merrimac Cash Series Fund                              427,000          427
One Group Institutional Prime Money Market Fund        427,000          427
Reserve Primary Fund                                   427,000          427
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           1,975
- ---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       -------
REPURCHASE AGREEMENT (0.9%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02                                           $ 1,585        1,585
- ---------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $13,367)                                13,367
- ---------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%) (Cost $205,852)                          184,173
- ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

6

                                                                      VALUE
                                                                     (000)+
- ---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
Cash                                                             $       15
Receivable for Investments Sold                                       2,303
Dividends Receivable                                                    300
Receivable for Fund Shares Sold                                          83
Other Assets                                                              4
Collateral on Securities Loaned, at Value                           (11,782)
Payable for Investments Purchased                                    (2,219)
Payable for Investment Advisory Fees                                   (259)
Payable for Fund Shares Redeemed                                       (125)
Payable for Trustees' Fees and Expenses                                 (77)
Payable for Administration Fees                                         (29)
Other Liabilities                                                       (88)
                                                                 ----------
                                                                    (11,874)
- ---------------------------------------------------------------------------
NET ASSETS (100%)                                                $  172,299
- ---------------------------------------------------------------------------
INSTITUTIONAL CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 23,899,519 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $  171,698
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     7.18
- ---------------------------------------------------------------------------
ADVISER CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 83,835 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $      601
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     7.17
- ---------------------------------------------------------------------------

                                                                      VALUE
                                                                     (000)+
- ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-In Capital                                                  $  318,796
Undistributed Net Investment Income (Loss)                              646
Undistributed Realized Net Gain (Loss)                             (125,464)
Unrealized Appreciation (Depreciation) on Investment
 Securities                                                         (21,679)
- ---------------------------------------------------------------------------
NET ASSETS                                                       $  172,299
- ---------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
(a)  All or a portion of security on loan at September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                               7

Portfolio Overview (Unaudited)

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. We seek long term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. We believe we may deliver strong long-term results by investing in companies exhibiting superior growth prospects, accelerating returns on invested capital, sustainable competitive advantages, and experienced and incentivized management teams. We focus primarily on bottom-up fundamental analysis. We closely track companies' earnings quality through detailed financial modeling to confirm that reported results accurately reflect the underlying economics and trends in the business. In addition, we utilize our extensive network of industry contacts and access to management teams to monitor changes in the competitive positions of the companies in the Portfolio.

Fiscal 2002 was a volatile and challenging period for domestic equity investors in general and growth investors in particular. During the period, the Portfolio returned -21.28%, versus -15.50% for the Russell Midcap Growth Index. The first quarter of the fiscal year was marked by surprising strength in the equity markets, as investors seemed to discount a rapid and strong economic recovery for calendar 2002. While the economic picture did improve during the period, the pace of recovery was more muted than many had hoped. In addition, questions about the integrity and quality of reported earnings, as well as about corporate governance in general, had a highly detrimental impact on investor confidence. A number of headline incidents of accounting irregularities and outright fraud had a tremendous spillover effect, as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. Weakness in the equity markets negatively impacted the capital markets and the overall capital spending environment, which further clouded the economic outlook.

There were pockets of good news during the period, such as resilience in consumer spending and the housing market, a very low interest rate environment which prompted huge numbers of homeowners to refinance their mortgages, and announcements of corporate stock buyback plans. Nevertheless, equity valuations fell significantly during the latter part of the reporting period, even in a number of areas once considered safe havens. This weakness generally reflected investors' concerns about the tenuous economic recovery, uncertain prospects for corporate earnings, and the potential for U.S. military action in Iraq.

The Portfolio's relative underperformance during the period was driven by both stock selection and sector allocation. Technology had the largest negative impact, primarily due to stock selection. Weakness was widespread within the sector, and the Portfolio was hurt by a number of its storage, software, and semiconductor-related holdings. The Portfolio's utilities holdings also had a detrimental effect on performance. Utilities was the worst-performing sector within the benchmark, reflecting gloom in the independent power producers, energy traders, and telecom service providers. Although our stock selection was much better than the benchmark, the Portfolio was hurt by its overweight to the sector, particularly its wireless service provider holdings. Performance was also hurt by stock selection within financial services, and underweights in consumer staples, materials & processing, and energy. Stock selection was strong within producer durables, due to holdings in defense and agricultural equipment, and consumer staples. Performance also benefited from an overweight in consumer discretionary and an underweight in health care.

At the start of the fiscal year, the Portfolio had a modest tilt toward more aggressive growth stocks, and following the strong 4th quarter of calendar 2001, we began to reposition the Portfolio to increase emphasis on more stable growth holdings. The technology weighting was reduced, especially within telecom and semiconductor-related companies, and exposure to consumer discretionary was increased, particularly within gaming, specialty retail, and restaurants. We also reduced the Portfolio's weightings in health care services, defense, and utilities. Other areas that were increased include energy and biotechnology. In general, the Portfolio attempted to own companies with solid free cash flow characteristics and strong business visibility and/or momentum.

We continue to monitor market, sector, industry, and company-specific developments. In our view, geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business, undermining a recovery. Additionally, the preannouncement season has shaken confidence about the much-needed earnings and profit recovery. The Portfolio continues to be invested in a mix of lower beta and cyclical growth stocks, and we remain committed to our process of intense bottom-up fundamental research.

8

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/2002*
- ---------------------------------------------------------------
MID CAP GROWTH
- -------------------------------

                       Institutional   Adviser   Russell Midcap   S&P 400 MidCap
                            (1)          (3)      Growth Index        Index
- ------------------------------------------------------------------------------------
One Year                  (21.28%)     (21.52%)     (15.50%)          (4.68%)
- ------------------------------------------------------------------------------------
Five Years                  0.32%        0.08%       (4.06%)           5.39%
- ------------------------------------------------------------------------------------
Ten Years                  10.98%           --        6.95%           12.57%
- ------------------------------------------------------------------------------------
Since Inception(3)             --        4.53%       (0.34%)           9.17%
- ------------------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell Midcap Growth Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/31/97.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 400 MIDCAP INDEX, TO THE RUSSELL MIDCAP GROWTH INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

2002 ANNUAL REPORT
September 30, 2002
                                                                               9

Statement of Net Assets

MID CAP GROWTH PORTFOLIO
COMMON STOCKS (99.5%)

                                                                       VALUE
SEPTEMBER 30, 2002                                     SHARES         (000)+
- ----------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
ArvinMeritor, Inc.                                    360,250   $      6,737
C.H. Robinson Worldwide, Inc.                         168,300          4,529
Expeditors International of Washington, Inc.          117,125          3,272
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           14,538
- ----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (33.9%)
*Abercrombie & Fitch Co., Class A                     508,925         10,011
Alberto-Culver Co.                                     55,650          2,729
*Apollo Group, Inc., Class A                          113,150          4,925
*AutoZone, Inc.                                        75,100          5,922
*BJ's Wholesale Club, Inc.                            304,150          5,782
*Career Education Corp.                               208,600         10,014
CBRL Group, Inc.                                      285,000          6,504
*CDW Computer Center, Inc.                             94,180          3,989
*ChoicePoint, Inc.                                    218,733          7,796
*Coach, Inc.                                          312,000          7,987
Dollar General Corp.                                  864,125         11,597
*Dollar Tree Stores, Inc.                             280,100          6,173
*Electronic Arts, Inc.                                238,150         15,708
*GTECH Holdings Corp.                               1,059,125         26,287
*International Game Technology                        124,700          8,622
*Iron Mountain, Inc.                                  348,250          8,703
*Jack in the Box, Inc.                                169,875          3,873
*Lamar Advertising Co.                                235,475          7,147
Limited Brands, Inc.                                  573,625          8,226
*Michaels Stores, Inc.                                187,425          8,565
*Park Place Entertainment Corp.                       493,900          3,927
*Radio One, Inc.                                      759,175         12,519
*Robert Half International, Inc.                      183,400          2,911
Ross Stores, Inc.                                     232,575          8,289
Starwood Hotels & Resorts Worldwide, Inc.             728,200         16,239
*Univision Communications, Inc., Class A              516,475         11,776
*USA Interactive, Inc.                                447,800          8,678
*Weight Watchers International, Inc.                  240,375         10,423
Wendy's International, Inc.                           268,025          8,874
*Westwood One, Inc.                                   396,175         14,163
*Williams Sonoma, Inc.                                 93,450          2,208
*Yum! Brands, Inc.                                    343,675          9,523
- ----------------------------------------------------------------------------
GROUP TOTAL                                                          280,090
- ----------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
Hershey Foods Corp.                                   114,700          7,117
Loews Corp. -- Carolina Group                         188,725          3,550
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           10,667
- ----------------------------------------------------------------------------
FINANCIAL SERVICES (7.9%)
*Affiliated Managers Group, Inc.                      121,600          5,425
Charter One Financial, Inc.                           159,863          4,751

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
*Concord EFS, Inc.                                    204,800   $      3,252
Everest Re Group Ltd.                                 141,300          7,752
H&R Block, Inc.                                       145,775          6,124
Lehman Brothers Holdings, Inc.                         80,850          3,966
Moody's Corp.                                         415,800         20,166
SLM Corp.                                              47,850          4,457
*Willis Group Holdings, Ltd.                          274,000          9,176
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           65,069
- ----------------------------------------------------------------------------
HEALTH CARE (23.8%)
Allergan, Inc.                                        122,800          6,680
AmerisourceBergen Corp.                               161,225         11,515
*Anthem, Inc.                                         117,725          7,652
Becton Dickinson & Co.                                149,600          4,249
*Biogen, Inc.                                         299,850          8,777
*Biovail Corp.                                         91,950          2,270
*Caremark Rx, Inc.                                    586,275          9,967
*Celgene Corp.                                        213,975          3,603
*Cephalon, Inc.                                        85,550          3,492
*Genzyme Corp. -- General Division                    202,250          4,168
*Gilead Sciences, Inc.                                392,600         13,164
*Idec Pharmaceuticals Corp.                           284,500         11,812
*InterMune, Inc.                                      102,700          3,371
*Laboratory Corp. of America Holdings                 150,300          5,077
*Lincare Holdings, Inc.                               357,650         11,101
*MedImmune, Inc.                                      186,675          3,896
*Millennium Pharmaceuticals, Inc.                     229,950          2,143
*NPS Pharmaceuticals, Inc.                            132,225          2,720
*Scios, Inc.                                          154,680          3,937
*Shire Pharmaceuticals plc ADR                        337,000          8,347
*St. Jude Medical, Inc.                               245,075          8,749
*Stericycle, Inc.                                     279,925          9,495
*Transkaryotic Therapies, Inc.                        129,775          4,233
*Triad Hospitals, Inc.                                236,300          8,968
*Trimeris, Inc.                                        95,400          4,238
*Varian Medical Systems, Inc.                         356,500         15,326
*Wellpoint Health Networks, Inc.                       66,950          4,907
*Zimmer Holdings, Inc.                                318,600         12,215
- ----------------------------------------------------------------------------
GROUP TOTAL                                                          196,072
- ----------------------------------------------------------------------------
MATERIALS & PROCESSING (2.4%)
Ecolab, Inc.                                          185,050          7,722
*Mohawk Industries, Inc.                              142,688          7,085
Sigma-Aldrich Corp.                                    97,025          4,780
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           19,587
- ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

10

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
OTHER ENERGY (7.0%)
Baker Hughes, Inc.                                    207,650   $      6,028
*BJ Services Co.                                      311,050          8,087
GlobalSantaFe Corp.                                   471,300         10,534
*Noble Corp.                                          284,000          8,804
*Pioneer Natural Resources Co.                        557,025         13,508
*Weatherford International Ltd.                       300,425         11,158
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           58,119
- ----------------------------------------------------------------------------
PRODUCER DURABLES (5.4%)
*Agco Corp.                                           539,475         12,516
*Alliant Techsystems, Inc.                             55,750          3,861
*KLA-Tencor Corp.                                     106,050          2,963
Lennar Corp.                                          298,450         16,647
Molex, Inc.                                            63,650          1,497
*Novellus Systems, Inc.                                74,150          1,543
*RF Micro Devices, Inc.                               351,725          2,110
Rockwell Collins Corp.                                174,750          3,834
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           44,971
- ----------------------------------------------------------------------------
TECHNOLOGY (14.9%)
Adobe Systems, Inc.                                   287,225          5,486
*Advanced Fibre Communications, Inc.                  200,525          2,661
*Affiliated Computer Services, Inc., Class A          143,500          6,106
*Amphenol Corp., Class A                               52,275          1,620
*BEA Systems, Inc.                                    583,200          3,021
*Bisys Group, Inc. (The)                              162,300          2,712
*BMC Software, Inc.                                   221,775          2,898
*Broadcom Corp., Class A                              110,525          1,180
*Brocade Communications Systems, Inc.                 277,125          2,087
*Cadence Design Systems, Inc.                         167,750          1,706
*Celestica, Inc.                                       47,375            621
*Cypress Semiconductor Corp.                          175,425          1,151
*Emulex Corp.                                          73,450            827
*Fairchild Semiconductor International Corp.,
 Class A                                              212,650          2,014
*Foundry Networks, Inc.                               139,250            763
Harris Corp.                                          144,425          4,837
*Integrated Device Technology, Inc.                   156,025          1,629
*Intersil Corp., Class A                              175,225          2,271
*Intuit, Inc.                                         269,275         12,260
*Jabil Circuit, Inc.                                  151,925          2,245
*L-3 Communications Holdings, Inc.                     84,250          4,440
*Lexmark International, Inc., Class A                 116,075          5,455
*Marvell Technology Group Ltd.                         71,300          1,130
*Mercury Interactive Corp.                            197,100          3,382
*Microchip Technology, Inc.                           296,300          6,059
*NetIQ Corp.                                           75,300          1,092

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
*Network Appliance, Inc.                              271,500   $      1,990
*Network Associates, Inc.                             135,475          1,440
*Peoplesoft, Inc.                                     386,750          4,784
*QLogic Corp.                                         145,125          3,779
*Rational Software Corp.                              355,700          1,537
*Siebel Systems, Inc.                                 537,675          3,092
*Skyworks Solutions, Inc.                             175,200            794
*SunGard Data Systems, Inc.                           326,575          6,352
*Symantec Corp.                                       182,725          6,152
*Synopsys, Inc.                                        40,650          1,551
*Tibco Software, Inc.                                 304,700          1,143
*VERITAS Software Corp.                               521,325          7,669
*Xilinx, Inc.                                         176,450          2,795
- ----------------------------------------------------------------------------
GROUP TOTAL                                                          122,731
- ----------------------------------------------------------------------------
UTILITIES (1.1%)
*Nextel Communications, Inc., Class A               1,192,075          9,000
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $886,800)                                  820,844
- ----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENTS (4.0%)
- ----------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.0%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/01/02 (Cost $33,280)               $  33,280         33,280
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%) (Cost $920,080)                           854,124
- ----------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-3.5%)
Cash                                                                      63
Receivable for Investments Sold                                       15,135
Receivable for Fund Shares Sold                                          845
Dividends Receivable                                                     121
Interest Receivable                                                        2
Other Assets                                                              17
Payable for Fund Shares Redeemed                                     (28,924)
Payable for Investments Purchased                                    (14,736)
Payable for Investment Advisory Fees                                  (1,226)
Payable for Trustees' Fees and Expenses                                  (97)
Payable for Distribution Fees -- Adviser Class                           (85)
Payable for Administration Fees                                          (82)
Other Liabilities                                                       (173)
                                                                ------------
                                                                     (29,140)
- ----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    824,984
- ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              11

                                                                   VALUE
                                                                   (000)+
- ----------------------------------------------------------------------------
INSTITUTIONAL CLASS
- ----------------------------------------------------------------------------
NET ASSETS
Applicable to 37,660,558 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    438,778
- ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      11.65
- ----------------------------------------------------------------------------
ADVISER CLASS
- ----------------------------------------------------------------------------
NET ASSETS
Applicable to 33,716,068 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    386,206
- ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      11.45
- ----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  2,262,245
 Undistributed Net Investment Income (Loss)                              (52)
 Undistributed Realized Net Gain (Loss)                           (1,371,253)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                        (65,956)
- ----------------------------------------------------------------------------
NET ASSETS                                                      $    824,984
- ----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

12

Portfolio Overview (Unaudited)

MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Morgan Stanley Investment Management's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The Advisor generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness.

The past twelve months were a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, declined over 4%. A slowing U.S. economy and disappointing corporate earnings, and accounting irregularities plagued equity markets during the period. Although, absolute returns were disappointing for the mid-cap segment of the market, mid-cap stocks outperformed both small- and large-cap stocks during the past twelve months. Additionally, value stocks significantly outperformed growth stocks led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months, the Portfolio returned -20.09% versus -4.68% for the S&P MidCap 400 Index. This year's disappointing performance was primarily due to selected holdings within consumer services, technology, and energy. Within consumer services and technology two of the Portfolio's holdings underperformed significantly due to fraudulent accounting practices. Within energy, the Portfolio's exposure to energy merchants dampened performance since the stocks underperformed due to the fall out from Enron coupled with concerns regarding the companies balance sheet liquidity in the wake of declining electricity prices. Positive contributors to performance included stock selection within health care and basic resources.

During the period sector allocations modestly detracted from performance. An overweight in consumer services added to results as did an underweight in telephone services. A modest overweight in technology, approximately 1%, dampened returns since the sector was among the worst performers for the period.

In this difficult market environment we are avoiding highly leveraged companies with the real or perceived need to raise capital at exorbitant spreads or sell assets at depressed prices. We are investing in companies that are trading at, what we believe to be attractive valuations and have substantial cash balances and/or strong cash flow generation with moderate debt burdens. Moreover, we are targeting companies and industries with brand recognition, high barriers to entry, and proven management teams.

Our outlook remains cautious. The timing and strength of a profit recovery remains uncertain in light of ample capacity and a weak global economy. Low interest rates, modest wage gains, and recent tax cuts have supported strong consumer spending but sustainability is questionable. Overall, we believe current economic indicators suggest the recovery will be gradual and anemic. Our performance this year has been exceptionally disappointing. We remain committed to our process. We are buying attractively valued companies with fundamentally strong business models.

2002 ANNUAL REPORT
September 30, 2002
                                                                              13

[GROWTH GRAPH]
**Minimum Investment

The performance of the Investment and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/2002*
- ---------------------------------------------------------------
MID CAP VALUE
- -------------------------------------------------

                       Institutional   Investment   Adviser      S&P 400
                            (1)           (2)         (3)      MidCap Index
- -------------------------------------------------------------------------------
One Year                  (20.09%)       (20.20%)   (20.33%)       (4.68%)
- -------------------------------------------------------------------------------
Five Years                 (0.36%)        (0.52%)        --         5.39%
- -------------------------------------------------------------------------------
Since Inception(1)         13.16%             --         --        13.46%
- -------------------------------------------------------------------------------
Since Inception(2)             --          8.15%         --        10.20%
- -------------------------------------------------------------------------------
Since Inception(3)             --             --     (3.34%)        3.16%
- -------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 400 MidCap Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Mid Cap Value Portfolio commenced operations on 12/30/94.

(2)Represents an investment in the Investment Class which commenced operations on 5/10/96.

(3)Represents an investment in the Adviser Class which commenced operations on 7/17/98.

TOTAL RETURNS ARE NET OF ALL FEES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

14

Statement of Net Assets

MID CAP VALUE PORTFOLIO
COMMON STOCKS (98.9%)

                                                                       VALUE
SEPTEMBER 30, 2002                                     SHARES         (000)+
- ----------------------------------------------------------------------------
BASIC RESOURCES (4.2%)
*AK Steel Holding Corp.                               296,400   $      2,167
Bowater, Inc.                                         159,800          5,641
Cabot Corp.                                           167,700          3,522
Eastman Chemical Co.                                   31,600          1,206
*GrafTech International Ltd.                           73,400            532
Harsco Corp.                                           65,100          1,770
Longview Fibre Co.                                     14,500            101
*Packaging Corp. of America                           227,500          3,983
*Pactiv Corp.                                         276,300          4,545
Pall Corp.                                            219,700          3,469
RPM, Inc.                                             268,600          3,776
Temple-Inland, Inc.                                    51,200          1,978
*W.R. Grace & Co.                                     526,800            843
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           33,533
- ----------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (1.5%)
Coca-Cola Enterprises, Inc.                           159,900          3,396
Dial Corp. (The)                                       93,200          2,000
International Flavors & Fragrances, Inc.              141,000          4,491
Pepsi Bottling Group, Inc.                            114,400          2,677
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           12,564
- ----------------------------------------------------------------------------
CONSUMER DURABLES (3.2%)
*Activision, Inc.                                      66,000          1,579
Hasbro, Inc.                                          609,700          6,786
*Lear Corp.                                            70,700          2,945
Lennar Corp.                                           19,000          1,060
Ryland Group, Inc.                                     55,900          2,078
*SPX Corp.                                             76,400          7,709
Stanley Works (The)                                   115,100          3,760
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           25,917
- ----------------------------------------------------------------------------
CONSUMER SERVICES (9.6%)
*Adelphia Communications Corp., Class A             1,020,200            133
*Aramark Corp., Class B                               284,200          5,968
*Bally Total Fitness Holding Corp.                    798,600          7,914
*DoubleClick, Inc.                                    410,300          2,109
Fortune Brands, Inc.                                   53,900          2,549
*GTECH Holdings Corp.                                 429,100         10,650
Media General, Inc., Class A                           26,100          1,327
*Metro-Goldwyn-Mayer, Inc.                            331,300          3,959
*Park Place Entertainment Corp.                       958,800          7,623
Readers Digest Association, Inc., Class A             573,400          8,974
*Scholastic Corp.                                      90,900          4,061
*Valassis Communications, Inc.                        622,350         21,826
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           77,093
- ----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
ENERGY (6.8%)
*Cooper Cameron Corp.                                 120,600   $      5,036
Dynegy, Inc., Class A                               1,290,900          1,497
Equitable Resources, Inc.                             178,800          6,178
Global SantaFe Corp.                                  501,995         11,220
Murphy Oil Corp.                                       17,700          1,453
*Noble Corp.                                          240,800          7,465
Ocean Energy, Inc.                                    191,800          3,826
*Precision Drilling Corp.                             104,800          3,155
*Pride International, Inc.                            206,100          2,679
*Weatherford International Ltd.                       107,900          4,007
XTO Energy, Inc.                                      399,050          8,224
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           54,740
- ----------------------------------------------------------------------------
FINANCIAL SERVICES (18.8%)
Ace Ltd.                                               85,900          2,544
*Affiliated Managers Group, Inc.                       47,900          2,137
Allmerica Financial Corp.                             437,700          5,252
American Financial Group, Inc.                        201,500          4,639
AmeriCredit Corp.                                     160,700          1,297
Arthur J. Gallagher & Co.                              70,800          1,745
Banknorth Group, Inc.                                 112,000          2,660
Charter One Financial, Inc.                           165,417          4,916
Comerica, Inc.                                        104,800          5,053
Compass Bancshares, Inc.                              213,200          6,317
Cullen/Frost Bankers, Inc.                            131,700          4,498
Downey Financial Corp.                                 53,600          1,836
*E*TRADE Group, Inc.                                  441,400          1,964
Everest Re Group Ltd.                                 210,600         11,554
First Tennessee National Corp.                         70,600          2,448
Franklin Resources, Inc.                              128,600          3,999
GATX Corp.                                            146,000          2,891
Golden State Bancorp, Inc.                             90,900          2,938
Hartford Financial Services Group, Inc.                95,800          3,928
Hibernia Corp., Class A                               171,600          3,430
Lehman Brothers Holdings, Inc.                        120,700          5,920
M & T Bank Corp.                                       55,900          4,405
Marshall & Ilsley Corp.                                99,800          2,783
MBIA, Inc.                                             36,650          1,464
Mellon Financial Corp.                                506,000         13,121
Mercantile Bankshares Corp.                            92,400          3,527
Metlife, Inc.                                         103,200          2,349
Metris Cos., Inc.                                     108,100            250
National Commerce Financial Corp.                     238,600          5,977
Old Republic International Corp.                      225,100          6,388
PMI Group (The), Inc.                                 129,500          3,524
Provident Financial Group, Inc.                        49,800          1,249

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              15

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Prudential Financial, Inc.                             94,200   $      2,690
Safeco Corp.                                          114,000          3,623
SEI Investments Co.                                   130,900          3,126
SouthTrust Corp.                                      174,400          4,229
Sovereign Bancorp, Inc.                                93,300          1,204
Waddell & Reed Financial, Inc.                         59,000          1,042
Zions Bancorp                                         191,600          8,340
- ----------------------------------------------------------------------------
GROUP TOTAL                                                          151,257
- ----------------------------------------------------------------------------
FOOD & TOBACCO (2.3%)
H.J. Heinz Co.                                        109,500          3,654
Loews Corp. -- Carolina Group                         287,600          5,410
R.J. Reynolds Tobacco Holdings, Inc.                   51,400          2,072
Sara Lee Corp.                                        194,900          3,565
*Smithfield Foods, Inc.                               151,500          2,379
Tyson Foods, Inc., Class A                            150,477          1,750
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           18,830
- ----------------------------------------------------------------------------
HEALTH CARE (18.9%)
*Anthem, Inc.                                         140,700          9,146
*Apria Healthcare Group, Inc.                         191,600          4,514
Beckman Coulter, Inc.                                 117,700          4,555
*Caremark Rx, Inc.                                    862,200         14,657
*Cephalon, Inc.                                       250,000         10,205
*Covance, Inc.                                        200,000          3,914
*CV Therapeutics, Inc.                                 87,400          1,828
*Gilead Sciences, Inc.                                385,400         12,922
*Health Net, Inc., Class A                            129,500          2,778
*ICOS Corp.                                           148,300          3,110
*Idec Pharmaceuticals Corp.                           238,000          9,882
*InterMune, Inc.                                      205,500          6,745
*Isis Pharmaceuticals, Inc.                           433,500          4,274
*Laboratory Corp. of America Holdings                 186,800          6,310
*LifePoint Hospitals, Inc.                            185,600          5,788
*Protein Design Labs, Inc.                            203,200          1,687
*Quest Diagnostics, Inc.                              123,800          7,617
*Scios, Inc.                                          295,700          7,526
*St. Jude Medical, Inc.                               252,000          8,996
*Steris Corp.                                         328,700          8,188
*Telik, Inc.                                          310,900          3,849
*Transkaryotic Therapies, Inc.                         79,000          2,577
*Universal Health Services, Inc., Class B             106,900          5,468
*Varian Medical Systems, Inc.                          88,100          3,787
*Vertex Pharmaceuticals, Inc.                         121,600          2,248
- ----------------------------------------------------------------------------
GROUP TOTAL                                                          152,571
- ----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (8.0%)
*Allied Waste Industries, Inc.                        480,900   $      3,535
*Bisys Group, Inc. (The)                              181,300          3,030
CNF, Inc.                                              74,600          2,342
*Concord EFS, Inc.                                    526,100          8,354
Cooper Industries, Inc.                               174,400          5,293
*Flowserve Corp.                                       66,100            661
Goodrich Corp.                                        208,500          3,936
Kennametal, Inc.                                       74,800          2,403
Martin Marietta Materials, Inc.                        97,300          3,169
*Navistar International Corp.                         304,900          6,610
Parker-Hannifin Corp.                                 143,500          5,483
Pentair, Inc.                                          47,700          1,773
Raytheon Co.                                          115,400          3,381
*Swift Transportation Co., Inc.                       225,300          3,515
Teleflex, Inc.                                          6,200            283
*Thermo Electron Corp.                                144,400          2,329
*Titan Corp.                                          784,100          7,527
*United Rentals, Inc.                                 101,200            854
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           64,478
- ----------------------------------------------------------------------------
RETAIL (6.3%)
*Abercrombie & Fitch Co., Class A                     201,400          3,962
*Barnes & Noble, Inc.                                 260,800          5,518
*BJ's Wholesale Club, Inc.                            319,200          6,068
*Borders Group, Inc.                                  249,800          3,947
CBRL Group, Inc.                                       69,400          1,584
Circuit City Stores, Inc.                             346,200          5,245
Dollar General Corp.                                  402,400          5,400
*Foot Locker, Inc.                                    498,700          4,982
*Kroger Co.                                           239,800          3,381
*Linens 'N Things, Inc.                               203,300          3,735
Ross Stores, Inc.                                      79,600          2,837
*Toys 'R' Us, Inc.                                    238,300          2,426
*Williams Sonoma, Inc.                                 62,400          1,474
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           50,559
- ----------------------------------------------------------------------------
TECHNOLOGY (11.8%)
*3Com Corp.                                           238,300            939
*Affiliated Computer Services, Inc., Class A          139,000          5,914
*Amkor Technology, Inc.                               108,900            259
*Apple Computer, Inc.                                 313,800          4,550
*Atmel Corp.                                          809,200            858
Avnet, Inc.                                           358,300          3,866
*Conexant Systems, Inc.                               238,100            264
*DST Systems, Inc.                                    396,600         11,688
*Emulex Corp.                                         182,200          2,052
*Fairchild Semiconductor International Corp.,
 Class A                                              273,300          2,588

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

16

                                                                       VALUE
                                                       SHARES         (000)+
- ----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Integrated Device Technology, Inc.                   784,500   $      8,190
*Intersil Corp., Class A                              323,900          4,198
*Legato Systems, Inc.                                 421,700          1,163
*Microchip Technology, Inc.                           170,900          3,495
*Micron Technology, Inc.                              163,300          2,020
*Network Associates, Inc.                              86,100            915
*Openwave Systems, Inc.                                77,100             48
*Peoplesoft, Inc.                                     685,000          8,474
*Peregrine Systems, Inc.                            3,503,300            219
*Polycom, Inc.                                        216,200          1,468
*Powerwave Technologies, Inc.                         121,900            413
*Rational Software Corp.                              874,700          3,779
*RF Micro Devices, Inc.                               153,900            923
*Siebel Systems, Inc.                                 893,200          5,136
*Skyworks Solutions, Inc.                             582,786          2,640
*Solectron Corp.                                    1,117,400          2,358
*Stratex Networks, Inc.                               188,400            241
*SunGard Data Systems, Inc.                            87,800          1,708
*Surebeam Corp., Class A                              585,147          1,053
*Tech Data Corp.                                      136,000          3,590
*Teradyne, Inc.                                       231,700          2,224
*Veritas Software Corp.                               526,600          7,746
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           94,979
- ----------------------------------------------------------------------------
UTILITIES (7.5%)
Ameren Corp.                                          158,700          6,610
Black Hills Corp.                                       9,600            251
*Calpine Corp.                                      3,926,700          9,699
Consolidated Edison, Inc.                              72,800          2,928
DQE, Inc.                                             210,800          3,162
Edison International                                  536,100          5,361
Energy East Corp.                                     105,400          2,088
Exelon Corp.                                          121,100          5,752
*Kinder Morgan Management LLC                         380,042         11,306
*PG&E Corp.                                           374,300          4,215
Pinnacle West Capital Corp.                            27,000            750
PPL Corp.                                             174,400          5,675
Reliant Resources, Inc.                               342,900            600
Sempra Energy Corp.                                    95,200          1,871
- ----------------------------------------------------------------------------
GROUP TOTAL                                                           60,268
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,017,861)                                796,789
- ----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT          VALUE
                                                        (000)         (000)+
- ----------------------------------------------------------------------------
CASH EQUIVALENTS (2.3%)
- ----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/1/02 (Cost $18,389)               $   18,389   $     18,389
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (Cost $1,036,250)                         815,178
- ----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
Cash                                                            $         66
Receivable for Investments Sold                                       14,500
Receivable for Fund Shares Sold                                        1,266
Dividends Receivable                                                     638
Interest Receivable                                                        1
Other Assets                                                              17
Payable for Investments Purchased                                   (13,417)
Payable for Fund Shares Redeemed                                    (10,891)
Payable for Investment Advisory Fees                                 (1,816)
Payable for Administration Fees                                        (100)
Payable for Trustees' Fees and Expenses                                 (81)
Payable for Distribution Fees -- Adviser Class                          (24)
Payable for Shareholder Servicing
 Fees -- Investment Class                                                (4)
Other Liabilities                                                      (173)
                                                                ------------
                                                                    (10,018)
- ----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    805,160
- ----------------------------------------------------------------------------
INSTITUTIONAL CLASS
- ----------------------------------------------------------------------------
NET ASSETS
Applicable to 49,825,358 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    672,507
- ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.50
- ----------------------------------------------------------------------------
INVESTMENT CLASS
- ----------------------------------------------------------------------------
NET ASSETS
Applicable to 2,464,760 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     33,100
- ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.43
- ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              17

                                                                   VALUE
                                                                   (000)+
- ----------------------------------------------------------------------------
ADVISER CLASS
- ----------------------------------------------------------------------------
NET ASSETS
Applicable to 7,404,751 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     99,553
- ----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.44
- ----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  1,296,930
 Undistributed Net Investment Income (Loss)                             (33)
 Undistributed Realized Net Gain (Loss)                            (270,665)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                      (221,072)
- ----------------------------------------------------------------------------
NET ASSETS                                                      $    805,160
- ----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

18

Portfolio Overview (Unaudited)

SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio seeks long-term capital growth. We seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. We believe we may deliver strong long-term results by investing in companies exhibiting superior growth prospects, accelerating returns on invested capital, high quality earnings, sustainable competitive advantages, and experienced and incentivized management teams. We focus primarily on bottom-up fundamental analysis. We closely track companies' earnings quality through detailed financial modeling to confirm that reported results accurately reflect the underlying economics and trends in the business. In addition, we utilize our extensive network of industry contacts and access to management teams to monitor changes in the competitive positions of the companies in the Portfolio.

Fiscal 2002 was a volatile and challenging period for domestic equity investors in general and growth investors in particular. During the period, the Portfolio returned -16.97%, versus -18.16% for the Russell 2000 Growth Index. The first quarter of the fiscal year was marked by surprising strength in the equity markets, as investors seemed to discount a rapid and strong economic recovery for calendar 2002. While the economic picture did improve during the period, the pace of recovery was more muted than many had hoped. In addition, questions about the integrity and quality of reported earnings, as well as about corporate governance in general, had a highly detrimental impact on investor confidence. A number of headline incidents of accounting irregularities and outright fraud had a tremendous spillover effect, as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. Weakness in the equity markets negatively impacted the capital markets and the overall capital spending environment, which further clouded the economic outlook.

There were pockets of good news during the period, such as resilience in consumer spending and the housing market, a very low interest rate environment which prompted huge numbers of homeowners to refinance their mortgages, and announcements of corporate stock buyback plans. Nevertheless, equity valuations fell significantly during the latter part of the reporting period, even in a number of areas once considered safe havens. This weakness generally reflected investors' concerns about the tenuous economic recovery, uncertain prospects for corporate earnings, and the potential for U.S. military action in Iraq.

The Portfolio's relative outperformance during the period was driven by stock selection, particularly within consumer discretionary, producer durables, and consumer staples. In particular, individual stocks in areas such as food & beverage, entertainment, gaming, education, homebuilding, and agricultural equipment contributed positively to performance. Stock selection was also strong within health care and energy. Stock selection within technology, financial services, and utilities (particularly telecom services) detracted somewhat from performance, as did an overweight in utilities (the worst-performing benchmark sector during the fiscal year) and an underweight in financial services (the best-performing sector).

At the start of the fiscal year, the Portfolio had a modest tilt toward more aggressive growth stocks, and following the strong 4th quarter of calendar 2001, we began to reposition the Portfolio to increase emphasis on more stable growth holdings. The technology weighting was reduced, especially within telecom and semiconductor-related companies, and exposure to consumer discretionary was increased, particularly within discount and specialty retail, restaurants, and business services. We also reduced the Portfolio's weightings in health care, primarily on the services side, and utilities. Other areas that were increased include energy, financial services, and biotechnology. In general, the Portfolio attempted to own companies with solid free cash flow characteristics and strong business visibility and/or momentum.

We continue to monitor market, sector, industry, and company-specific developments. In our view, geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business, undermining a recovery. Additionally, the recent preannouncement season has shaken confidence about the much-needed earnings and profit recovery. The Portfolio continues to be invested in a mix of lower beta and cyclical growth stocks, and we remain committed to our process of intense bottom-up fundamental research.

2002 ANNUAL REPORT
September 30, 2002
                                                                              19

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
- ---------------------------------------------------------------
SMALL CAP GROWTH
- -------------------------------------

                       Institutional   Adviser    Russell 2000   Russell 2000
                            (1)          (3)      Growth Index      Index
- ---------------------------------------------------------------------------------
One Year                 (16.97%)      (17.15%)     (18.16%)        (9.30%)
- ---------------------------------------------------------------------------------
Since Inception(1)         22.57%            --     (10.38%)        (4.06%)
- ---------------------------------------------------------------------------------
Since Inception(3)             --      (27.63%)     (25.03%)       (13.42%)
- ---------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell 2000 Growth Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Small Cap Growth Portfolio commenced operations on 6/30/98.

(3)Represents an investment in the Adviser Class which commenced operations on 1/11/01.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX, TO THE RUSSELL 2000 GROWTH INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

20

Statement of Net Assets

SMALL CAP GROWTH PORTFOLIO
COMMON STOCKS (97.6%)

                                                                      VALUE
SEPTEMBER 30, 2002                                      SHARES       (000)+
- ---------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.3%)
*Arkansas Best Corp.                                     7,650   $      219
ArvinMeritor, Inc.                                      36,500          683
*Pacer International, Inc.                              21,400          243
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           1,145
- ---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (30.3%)
*Abercrombie & Fitch Co., Class A                       41,950          825
*Activision, Inc.                                       30,100          720
*AFC Enterprises, Inc.                                  22,300          450
*AMN Healthcare Services, Inc.                          26,100          483
*Arbitron, Inc.                                         29,650        1,011
*BJ's Wholesale Club, Inc.                              31,875          606
*Career Education Corp.                                 26,600        1,277
CBRL Group, Inc.                                        20,150          460
Cedar Fair, L.P.                                        17,000          398
*Coach, Inc.                                            32,900          842
*Corporate Executive Board Co. (The)                    77,000        2,198
Fred's, Inc.                                            22,137          661
*Furniture Brands International, Inc.                   60,050        1,378
G & K Services, Inc., Class A                           14,050          476
*GTECH Holdings Corp.                                  138,500        3,438
*J. Jill Group, Inc.                                    54,025          941
*Jack in the Box, Inc.                                  17,750          405
*Kirkland's, Inc.                                       27,600          472
Media General, Inc., Class A                            21,450        1,091
*Orient Express Hotels                                  28,950          396
*P.F. Changs China Bistro, Inc.                         19,850          576
*Penn National Gaming, Inc.                             69,250        1,307
Pulitzer, Inc.                                          21,250          885
*R.H. Donnelley Corp.                                   59,800        1,527
*Radio One, Inc.                                        82,050        1,353
*Sonic Corp.                                            28,850          666
*Tractor Supply Co.                                     27,800          884
*Westwood One, Inc.                                     23,700          847
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          26,573
- ---------------------------------------------------------------------------
CONSUMER STAPLES (3.7%)
Dreyer's Grand Ice Cream, Inc.                          28,100        1,963
*J & J Snack Foods Corp.                                34,700        1,279
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           3,242
- ---------------------------------------------------------------------------
FINANCIAL SERVICES (9.8%)
*Affiliated Managers Group, Inc.                        12,650          564
Brown & Brown, Inc.                                     34,000        1,020
Doral Financial Corp.                                   38,150          921
*Interactive Data Corp.                                205,850        2,522
*Investment Technology Group, Inc.                      14,250          417
*Southwest Bancorp of Texas, Inc.                       16,100          586
Stancorp Financial Group, Inc.                          33,400        1,767
White Mountains Insurance Group Ltd.                     1,750          515
WP Stewart & Co., Ltd.                                  17,050          291
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           8,603
- ---------------------------------------------------------------------------

                                                                      VALUE
                                                        SHARES       (000)+
- ---------------------------------------------------------------------------
HEALTH CARE (18.0%)
*Accredo Health, Inc.                                   27,750   $    1,323
*Allos Therapeutics, Inc.                              110,550          938
*Array BioPharma, Inc.                                  74,200          578
*Celgene Corp.                                          21,950          370
*Community Health Systems, Inc.                         37,900        1,009
Cooper Cos., Inc.                                       21,850        1,147
*CV Therapeutics, Inc.                                  29,100          609
*Exelixis, Inc.                                         31,750          157
*InterMune, Inc.                                         7,950          261
*Inveresk plc                                           13,400          253
*NPS Pharmaceuticals, Inc.                              35,100          722
*PSS World Medical, Inc.                                60,050          399
*Regeneron Pharmaceuticals, Inc.                        36,900          498
*Scios, Inc.                                            21,250          541
*Shire Pharmaceuticals plc ADR                          27,150          673
*Specialty Laboratories, Inc.                           14,500          133
*Stericycle, Inc.                                       29,250          992
*Taro Pharmaceutical Industries Ltd.                    31,150        1,051
*Techne Corp.                                           24,350          798
*Telik, Inc.                                            76,000          941
*Transkaryotic Therapies, Inc.                          12,300          401
*Trimeris, Inc.                                          7,300          324
*United Surgical Partners International, Inc.           34,350          757
*Viasys Healthcare, Inc.                                30,900          476
*Wright Medical Group, Inc.                             21,500          409
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          15,760
- ---------------------------------------------------------------------------
MATERIALS & PROCESSING (1.4%)
Albemarle Corp.                                         41,700        1,055
*Liquidmetal Technologies, Inc.                         19,400          155
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           1,210
- ---------------------------------------------------------------------------
OTHER ENERGY (7.6%)
*Chesapeake Energy Corp.                               143,400          946
Frontier Oil Corp.                                      34,300          425
*Patterson-UTI Energy, Inc.                             80,850        2,063
*Petroquest Energy, Inc.                               178,100          787
*Pioneer Natural Resources Co.                          67,300        1,632
*Spinnaker Exploration Co.                              30,100          864
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           6,717
- ---------------------------------------------------------------------------
PRODUCER DURABLES (9.2%)
*Actuant Corp., Class A                                  6,700          247
*Agco Corp.                                             84,750        1,966
*Alliant Techsystems, Inc.                              11,700          810
*Beazer Homes USA, Inc.                                  7,500          458
*Brooks -- PRI Automation, Inc.                         11,200          128
*Cymer, Inc.                                            14,500          270
*Fisher Scientific International, Inc.                  18,450          560
*Griffon Corp.                                          23,950          255
*Maverick Tube Corp.                                    46,250          410
*Moog, Inc., Class A                                    23,500          664
*MTC Technologies, Inc.                                 18,500          401

    The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              21

                                                                      VALUE
                                                        SHARES       (000)+
- ---------------------------------------------------------------------------
PRODUCER DURABLES (CONT'D)
*NVR, Inc.                                               4,700   $    1,409
*United Defense Industries, Inc.                        21,750          514
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           8,092
- ---------------------------------------------------------------------------
TECHNOLOGY (14.7%)
Advanced Fibre Communications, Inc.                     21,350          283
*ASM International N.V.                                 47,200          427
*Benchmark Electronics, Inc.                            10,300          217
*CIENA Corp.                                            66,050          196
*Conexant Systems, Inc.                                364,850          405
EDO Corp.                                               13,600          305
*Emulex Corp.                                           58,950          664
*Exar Corp.                                             18,450          213
*Extreme Networks, Inc.                                 47,400          200
*Forrester Research, Inc.                               61,450          920
Global Payments, Inc.                                   27,450          703
*Informatica Corp.                                     108,720          337
*Integrated Device Technology, Inc.                     44,000          459
*Intersil Corp., Class A                                41,100          533
*J. D. Edwards & Co.                                    33,350          309
*Kopin Corp.                                            67,500          235
*Manhattan Associates, Inc.                              7,350           99
*Micrel, Inc.                                           34,550          213
*NetIQ Corp.                                            27,300          396
*Plexus Corp.                                           24,850          230
*Precise Software Solutions Ltd.                        58,650          537
*Rational Software Corp.                                39,800          172
*SanDisk Corp.                                          75,150          985
*Skyworks Solutions, Inc.                               40,490          183
*SRA International, Inc.                                14,750          422
*Storage Technology Corp.                               62,400          656
*Tibco Software, Inc.                                  140,300          526
*Triquint Semiconductor, Inc.                           72,550          256
*United Online, Inc.                                    63,750          611
*Verint Systems, Inc.                                   24,500          212
*Vignette Corp.                                        523,300          419
*VitalWorks, Inc.                                       85,800          624
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          12,947
- ---------------------------------------------------------------------------
UTILITIES (1.6%)
*Commonwealth Telephone Enterprises, Inc.               19,100          664
*IDT Corp., Class B                                     46,050          706
- ---------------------------------------------------------------------------
GROUP TOTAL                                                           1,370
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $97,223)                                   85,659
- ---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)       (000)+
- ---------------------------------------------------------------------------
CASH EQUIVALENT (2.7%)
- ---------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02 (Cost $2,395)                             $ 2,395   $    2,395
- ---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $99,618)                            88,054
- ---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
Cash                                                             $        8
Receivable for Investments Sold                                       1,519
Dividends Receivable                                                     14
Receivable for Fund Shares Sold                                           5
Other Assets                                                              2
Payable for Investments Purchased                                    (1,295)
Payable for Investment Advisory Fees                                   (276)
Payable for Fund Shares Redeemed                                       (157)
Payable for Administration Fees                                         (18)
Payable for Trustees' Fees and Expenses                                  (9)
Other Liabilities                                                       (59)
                                                                 ---------
                                                                       (266)
- ---------------------------------------------------------------------------
NET ASSETS (100%)                                                $   87,788
- ---------------------------------------------------------------------------
INSTITUTIONAL CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 4,376,837 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $   87,345
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    19.96
- ---------------------------------------------------------------------------
ADVISER CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 22,250 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $      443
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    19.90
- ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  222,036
 Undistributed Net Investment Income (Loss)                              (6)
 Undistributed Realized Net Gain (Loss)                            (122,678)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (11,564)
- ---------------------------------------------------------------------------
NET ASSETS                                                       $   87,788
- ---------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

22

Portfolio Overview (Unaudited)

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies included in the Russell 2000 Index.

The Small Cap Value Portfolio investment philosophy and process are designed to create a diversified and fully invested small cap core portfolio with a value orientation. Sector weights are generally kept within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings based on the Adviser's assessment of relative investment attractiveness of the sectors.

The past twelve months were a volatile period for the equity markets. During the period, small-cap stocks, as represented by the Russell 2000 Index, declined over 9%. A slowing U.S. economy and disappointing corporate earnings and accounting irregularities plagued equity markets during the period. In addition, value stocks significantly outperformed growth stocks, which were led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months the Portfolio returned -6.97% versus -9.30% for the Russell 2000 Index, an outperformance of 2.33%. Stock selection contributed positively to performance while sector allocation detracted from results. Stock selection within health care accounted for the majority of outperformance although stock selection was also strong within consumer durables, energy, and financial services. Stock selection within consumer services and retail dampened returns. Less-than-index exposure to telephone services and technology contributed positively to performance. An underweight in consumer durables and retail detracted from Portfolio returns.

At fiscal year-end, the Portfolio was underweight technology due to weak corporate spending and overweight health care due to attractive valuations and fundamentals within the sector. The timing and strength of a profit recovery remains uncertain in light of ample capacity, a weak global economy, and rising pension and stock option costs. Low interest rates, modest wage gains, and recent tax cuts support strong consumer spending but its sustainability is questionable. Overall, we believe current economic conditions and indicators suggest the recovery will be gradual and anemic. Consequently, we are maintaining a relatively defensive, diversified portfolio.

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
- ---------------------------------------------------------------
SMALL CAP VALUE
- --------------------------------------------------

                                        Institutional   Adviser   Russell 2000
                                             (1)          (3)        Index
- ----------------------------------------------------------------------------------
One Year                                   (6.97%)      (7.22%)     (9.30%)
- ----------------------------------------------------------------------------------
Five Year                                  (1.83%)           --     (3.19%)
- ----------------------------------------------------------------------------------
Ten Year                                    11.55%           --       8.01%
- ----------------------------------------------------------------------------------
Since Inception(3)                              --      (1.04%)     (2.79%)
- ----------------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell 2000 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/22/99.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

2002 ANNUAL REPORT
September 30, 2002
                                                                              23

Statement of Net Assets

SMALL CAP VALUE PORTFOLIO
COMMON STOCKS (97.2%)

                                                                      VALUE
SEPTEMBER 30, 2002                                     SHARES        (000)+
- ---------------------------------------------------------------------------
BASIC RESOURCES (5.0%)
*AK Steel Holding Corp.                               371,800   $     2,718
Boise Cascade Corp.                                   122,900         2,802
Bowater, Inc.                                         143,500         5,066
Cambrex Corp.                                          13,700           504
*Cytec Industries, Inc.                                63,800         1,400
*Freeport-McMoRan Copper & Gold, Inc., Class B        215,800         2,905
*GrafTech International Ltd.                          195,600         1,418
*Hercules, Inc.                                       174,400         1,606
OM Group, Inc.                                         76,400         3,270
Pall Corp.                                            157,600         2,488
Rock-Tenn Co., Class A                                 13,800           213
Solutia, Inc.                                         410,200         2,141
*Steel Dynamics, Inc.                                 139,800         1,830
Wellman, Inc.                                         262,100         3,578
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          31,939
- ---------------------------------------------------------------------------
CONSUMER DURABLES (6.4%)
BorgWarner, Inc.                                       95,000         4,716
*Furniture Brands International, Inc.                 179,500         4,120
KB Home                                                64,400         3,145
M.D.C. Holdings, Inc.                                  80,600         2,845
*Nautilus Group, Inc.                                  50,100           977
Polaris Industries, Inc.                               67,500         4,185
*Racing Champions Corp.                               220,700         3,606
Standard Pacific Corp.                                108,400         2,535
Superior Industries International, Inc.               259,500        12,217
*Tower Automotive, Inc.                               367,600         2,463
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          40,809
- ---------------------------------------------------------------------------
CONSUMER SERVICES (4.7%)
*Alliance Atlantis Communications, Inc., Class B      223,600         2,218
*Argosy Gaming Co.                                    147,700         3,391
*Cumulus Media, Inc., Class A                         243,400         4,296
FelCor Lodging Trust, Inc. REIT                       126,100         1,618
*GTECH Holdings Corp.                                 212,600         5,277
MeriStar Hospitality Corp.                            198,800         1,707
*R.H. Donnelley Corp.                                  39,200         1,001
*Scholastic Corp.                                     130,300         5,822
*SCP Pool Corp.                                        86,100         2,360
*Valassis Communications, Inc.                         66,700         2,339
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          30,029
- ---------------------------------------------------------------------------
ENERGY (5.3%)
*Chesapeake Energy Corp.                              442,400         2,920
Equitable Resources, Inc.                             195,900         6,768
*Grey Wolf, Inc.                                      746,100         2,686
*Key Energy Services, Inc.                            204,500         1,611
Peabody Energy Corp.                                    7,400           189
Pogo Producing Co.                                    131,800         4,489
*Precision Drilling Corp.                              72,000         2,167

                                                                      VALUE
                                                       SHARES        (000)+
- ---------------------------------------------------------------------------
Rowan Cos., Inc.                                      116,300   $     2,168
St. Mary Land & Exploration Co.                       168,200         4,020
Tidewater, Inc.                                       120,300         3,247
XTO Energy, Inc.                                      171,300         3,531
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          33,796
- ---------------------------------------------------------------------------
FINANCIAL SERVICES (20.1%)
*Affiliated Managers Group, Inc.                       96,000         4,283
AMB Property Corp. REIT                                67,400         1,948
American Financial Group, Inc.                        100,700         2,318
Arden Realty, Inc. REIT                                66,800         1,580
Associated Bancorp                                    136,100         4,318
BRE Properties, Inc., Class A REIT                     42,300         1,301
Camden Property Trust REIT                             50,000         1,658
*Catellus Development Corp. REIT                       98,700         1,821
City National Corp.                                    20,600           963
Colonial BancGroup, Inc.                              159,500         1,978
Compass Bancshares, Inc.                               97,900         2,901
Cullen/Frost Bankers, Inc.                             74,500         2,544
Developers Diversified Realty Corp. REIT              149,000         3,279
Doral Financial Corp.                                 125,700         3,034
Downey Financial Corp.                                 99,800         3,418
Everest Re Group Ltd.                                 112,600         6,177
F.N.B. Corp.                                           69,600         1,950
*Federal Agricultural Mortgage Corp.                   92,100         2,718
First Midwest Bancorp., Inc.                          100,500         2,699
FirstMerit Corp.                                       93,000         1,992
GATX Corp.                                            198,100         3,922
Hibernia Corp., Class A                                81,800         1,635
Horace Mann Educators Corp.                            63,800           938
Independence Community Bank Corp.                      45,400         1,127
John Nuveen Co., Class A                                3,300            75
Kilroy Realty Corp. REIT                              107,400         2,546
Mercantile Bankshares Corp.                            78,100         2,981
New York Community Bancorp., Inc.                      74,700         2,104
*Ohio Casualty Corp.                                  216,300         3,521
Pan Pacific Retail Properties, Inc. REIT               28,700           990
PartnerRe, Ltd.                                        95,800         4,616
Prentiss Properties Trust REIT                         83,000         2,402
Protective Life Corp.                                  84,400         2,597
Provident Financial Group, Inc.                       194,100         4,870
*Providian Financial Corp.                            506,700         2,483
PS Business Parks, Inc. REIT                           95,700         3,254
R & G Financial Corp.                                  88,600         1,933
Reckson Associates Realty Corp. REIT                  126,800         2,887
Reinsurance Group of America                          136,800         3,535
Republic Bancorp, Inc.                                 91,300         1,187
Rouse Co. REIT                                        101,200         3,233
Scottish Annuity & Life Holdings, Ltd.                223,400         3,809
Selective Insurance                                    90,400         1,964
Sky Financial Group, Inc.                             171,900         3,423
Trizec Canada, Inc. REIT                              156,491         1,608
Trizec Properties, Inc. REIT                           24,108           274

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

24

                                                                      VALUE
                                                       SHARES        (000)+
- ---------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Trustmark Corp.                                        10,200   $       233
United Dominion Realty Trust, Inc. REIT               325,200         5,174
W.R. Berkley Corp.                                     81,000         2,754
Webster Financial Corp.                               109,100         3,664
- ---------------------------------------------------------------------------
GROUP TOTAL                                                         128,619
- ---------------------------------------------------------------------------
FOOD & TOBACCO (2.8%)
Fresh Del Monte Produce, Inc.                         272,000         6,960
*NBTY, Inc.                                           655,600         8,510
Universal Corp.                                        71,200         2,497
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          17,967
- ---------------------------------------------------------------------------
HEALTH CARE (16.0%)
*Adolor Corp.                                         154,300         2,163
*Advanced Neuromodulation Systems, Inc.                58,100         1,934
*Apria Healthcare Group, Inc.                          91,800         2,163
*Biosite Diagnostics, Inc.                             40,200         1,165
*Caremark Rx, Inc.                                    650,400        11,057
*Cephalon, Inc.                                       154,300         6,299
*Conceptus, Inc.                                      222,900         3,410
*Covance, Inc.                                        276,600         5,413
*CV Therapeutics, Inc.                                220,000         4,600
D&K Healthcare Resources, Inc.                         48,400           433
*Health Net, Inc.                                      31,900           684
*HealtheTech, Inc.                                    357,700         1,606
*ICOS Corp.                                           116,300         2,439
*Impax Laboratories, Inc.                             178,300           867
*InterMune, Inc.                                      127,300         4,178
*Isis Pharmaceuticals, Inc.                           332,100         3,274
*LifePoint Hospitals, Inc.                             46,400         1,447
*OSI Pharmaceuticals, Inc.                             22,500           382
*Pozen, Inc.                                          229,400         1,163
*Protein Design Labs, Inc.                            226,500         1,880
*Regeneration Technologies, Inc.                      544,800         4,358
*Respironics, Inc.                                     75,400         2,414
*Scios, Inc.                                          261,300         6,650
*Steris Corp.                                         289,900         7,221
*Telik, Inc.                                          556,100         6,885
*Transkaryotic Therapies, Inc.                         63,700         2,078
*Trimeris, Inc.                                       103,100         4,580
*Universal Display Corp.                              566,800         3,406
*Universal Health Services, Inc., Class B              59,400         3,038
*Varian Medical Systems, Inc.                          88,300         3,796
*Vertex Pharmaceuticals, Inc.                          98,300         1,818
- ---------------------------------------------------------------------------
GROUP TOTAL                                                         102,801
- ---------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (000)+
- ---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (12.1%)
*Agco Corp.                                           110,500   $     2,564
*Allied Waste Industries, Inc.                        466,800         3,431
*Atlantic Coast Airlines Holdings, Inc.                45,600           422
Cummins, Inc.                                         109,400         2,584
*Flowserve Corp.                                      293,900         2,939
*FMC Corp.                                            150,200         3,878
Goodrich Corp.                                        156,600         2,957
*Hunt (JB) Transport Services, Inc.                   100,200         2,360
*Insituform Technologies, Inc., Class A               224,000         3,214
*ITT Educational Services, Inc.                        43,200           811
Manitowoc Co., Inc.                                    66,200         1,810
*Midwest Express Holdings, Inc.                       137,100           548
Minerals Technologies, Inc.                            92,800         3,440
*Navistar International Corp.                         210,700         4,568
*Pacer International, Inc.                            247,800         2,812
Pittston Brink's Group                                278,300         6,234
*RailAmerica, Inc.                                    277,600         2,013
Roadway Corp.                                          76,900         2,821
Robbins & Myers, Inc.                                 131,300         2,449
Roper Industries, Inc.                                 59,700         2,060
Skywest, Inc.                                         116,600         1,527
*Swift Transportation Co., Inc.                       135,100         2,107
*Tetra Technologies, Inc.                             178,800         1,429
Texas Industries, Inc.                                165,700         4,023
U.S. Freightways Corp.                                 89,700         2,572
Viad Corp.                                            208,400         4,258
*Wabash National Corp.                                486,200         2,630
Werner Enterprises, Inc.                               81,500         1,498
*Yellow Corp.                                         122,400         3,612
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          77,571
- ---------------------------------------------------------------------------
RETAIL (8.1%)
CBRL Group, Inc.                                      141,900         3,238
*Charlotte Russe Holdings, Inc.                       220,100         2,091
*dELiA*s Corp., Class A                               927,800           974
*Electronics Boutique Holdings Corp.                  125,500         3,445
*Foot Locker, Inc.                                    244,600         2,444
*Fossil, Inc.                                           7,100           142
*GameStop Corp.                                       163,100         3,335
*Gart Sports Co.                                      113,200         2,136
*GSI Commerce, Inc.                                   213,100         1,076
*J. Jill Group, Inc.                                  280,900         4,893
*Linens 'N Things, Inc.                               233,100         4,282
*Pacific Sunwear of California, Inc.                  152,000         3,095
*Panera Bread Co., Class A                             78,100         2,109
*Quiksilver, Inc.                                     232,600         5,255
*Sonic Corp.                                           58,200         1,345
*Stage Stores, Inc.                                   224,300         4,865
*Tuesday Morning Corp.                                108,200         1,970
*Urban Outfitters, Inc.                               220,600         5,358
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          52,053
- ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              25

                                                                      VALUE
                                                       SHARES        (000)+
- ---------------------------------------------------------------------------
TECHNOLOGY (11.5%)
*3Com Corp.                                           885,300   $     3,488
*Adaptec, Inc.                                        236,500         1,043
*Aeroflex, Inc.                                       186,800           942
*Andrew Corp.                                          61,800           405
*ATMI, Inc.                                            98,000         1,382
Avnet, Inc.                                           164,800         1,778
*Axcelis Technologies, Inc.                           286,500         1,398
*Brooks -- PRI Automation, Inc.                       229,900         2,632
*Cabot Microelectronics Corp.                          93,900         3,497
*ChipPAC, Inc., Class A                               199,300           426
*Computer Programs & Systems, Inc.                     55,900         1,195
*Cymer, Inc.                                           42,500           792
FactSet Research Systems, Inc.                         82,300         2,185
*Foundry Networks, Inc.                               264,300         1,448
*Harmonic, Inc.                                       223,500           391
*Hutchinson Technology, Inc.                          153,200         2,474
Ikon Office Solutions, Inc.                           537,300         4,234
*Intersil Corp., Class A                               83,600         1,084
Jack Henry & Associates, Inc.                          89,700         1,115
*JDA Software Group, Inc.                             111,200           777
*Kulicke & Soffa Industries, Inc.                     238,100           714
*LTX Corp.                                             97,300           444
*Macromedia, Inc.                                     241,500         1,867
*Mentor Graphics Corp.                                176,100           859
*Mykrolis Corp.                                       168,600         1,037
*Network Associates, Inc.                              82,200           874
*Photronics, Inc.                                     101,600         1,022
*Pinnacle Systems, Inc.                             1,393,500        15,050
*Rainbow Technologies, Inc.                           223,600           635
*SanDisk Corp.                                        214,100         2,807
*Silicon Storage Technology, Inc.                     471,700         1,844
*Skyworks Solutions, Inc.                             533,600         2,417
*Standard Micosystems Corp.                            88,100         1,346
*Storage Technology Corp.                             201,100         2,114
*Stratex Networks, Inc.                               203,100           260
*Tech Data Corp.                                        6,200           164
*Tibco Software, Inc.                                 170,000           638
*Varian Semiconductor Equipment Associates, Inc.       89,600         1,473
*Varian, Inc.                                         102,100         2,819
*Western Digital Corp.                                544,900         2,561
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          73,631
- ---------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (000)+
- ---------------------------------------------------------------------------
UTILITIES (5.2%)
AGL Resources, Inc.                                   106,800   $     2,359
Energen Corp.                                          87,900         2,225
Great Plains Energy, Inc.                             191,400         3,665
Hawaiian Electric Industries, Inc.                    119,600         5,155
OGE Energy Corp.                                      187,600         3,165
Peoples Energy Corp.                                   39,100         1,317
*Pepco Holdings, Inc.                                 363,600         7,254
Philadelphia Suburban Corp.                           215,000         4,364
PNM Resources, Inc.                                    79,700         1,578
WGL Holdings, Inc.                                    105,600         2,525
- ---------------------------------------------------------------------------
GROUP TOTAL                                                          33,607
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $693,750)                                 622,822
- ---------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENT (3.7%)
- ---------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/01/02 (Cost $23,885)               $  23,885        23,885
- ---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $717,635)                          646,707
- ---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-0.9%)
Cash                                                            $        48
Receivable for Investments Sold                                      18,705
Dividends Receivable                                                    480
Receivable for Fund Shares Sold                                         458
Interest Receivable                                                       1
Other Assets                                                             14
Payable for Fund Shares Redeemed                                    (19,237)
Payable for Investments Purchased                                    (4,640)
Payable for Investment Advisory Fees                                 (1,410)
Payable for Administration Fees                                         (88)
Payable for Trustees' Fees and Expenses                                 (84)
Payable for Distribution Fees -- Adviser Class                          (14)
Other Liabilities                                                      (173)
                                                                -----------
                                                                     (5,940)
- ---------------------------------------------------------------------------
NET ASSETS (100%)                                               $   640,767
- ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

26

                                                                      VALUE
                                                                     (000)+
- ---------------------------------------------------------------------------
INSTITUTIONAL CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 41,935,542 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $   588,803
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     14.04
- ---------------------------------------------------------------------------
ADVISER CLASS
- ---------------------------------------------------------------------------
NET ASSETS
Applicable to 3,708,829 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    51,964
- ---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     14.01
- ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $   842,076
 Undistributed Net Investment Income (Loss)                           2,955
 Undistributed Realized Net Gain (Loss)                            (133,336)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (70,928)
- ---------------------------------------------------------------------------
NET ASSETS                                                      $   640,767
- ---------------------------------------------------------------------------

+     See Note A1 to Financial Statements.
*     Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
REIT  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              27

Portfolio Overview (Unaudited)

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalization generally in the range of companies included in the Russell 2000 Value Index.

The Strategic Small Value Portfolio investment philosophy and process are designed to create a diversified and fully invested small cap value portfolio. Sector weights are generally kept within five percentage points of those of the Russell 2000 Value Index, with strategic over- and under-weightings based on the Adviser's assessment of relative investment attractiveness of the sectors.

The past twelve months were a volatile period for the equity markets. During the period, small-cap cap stocks, as represented by the Russell 2000 Value Index, declined over 1%. A slowing U.S. economy and disappointing corporate earnings and accounting irregularities plagued equity markets during the period. In addition, value stocks significantly outperformed growth stocks which were led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months the Portfolio returned -2.41% versus -1.47% for the Russell 2000 Value Index. Stock selection contributed positively to performance while sector allocation detracted from results. Stock selection within consumer durables accounted for the majority of outperformance although stock selection was also strong within basic resources, financial services, transportation, and health care. Stock selection within technology, retail, and heavy industry dampened relative returns. Less-than-index exposure to telephone services enhanced relative returns as the sector was among the worst performers during the period. An underweight in basic resources detracted from results as did a modest overweight in consumer durables.

At fiscal year-end, the Portfolio was underweight technology due to weak corporate spending and overweight health care due to attractive valuations and fundamentals within the sector. The timing and strength of a profit recovery remains uncertain in light of ample capacity, a weak global economy, and rising pension and stock option costs. Low interest rates, modest wage gains, and recent tax cuts support strong consumer spending but its sustainability is questionable. Overall, we believe current economic conditions and indicators suggest the recovery will be gradual and anemic. Consequently, we are maintaining a relatively defensive, diversified portfolio.

[GROWTH GRAPH]
**Minimum Investment
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
- ---------------------------------------------------------------
STRATEGIC SMALL VALUE
- -------------------------------------------------

                                              Institutional   Russell 2000
                                                   (1)        Value Index
- ------------------------------------------------------------------------------
One Year                                         (2.41%)        (1.47%)
- ------------------------------------------------------------------------------
Since Inception(1)                                 1.33%          5.04%
- ------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are net of all fees. Total returns are compared to the Russell 2000 Value Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional class. The Strategic Small Value Portfolio commenced operations on 6/30/00.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

28

Statement of Net Assets

STRATEGIC SMALL VALUE PORTFOLIO
COMMON STOCKS (92.4%)

                                                                    VALUE
SEPTEMBER 30, 2002                                     SHARES      (000)+
- -------------------------------------------------------------------------
BASIC RESOURCES (6.5%)
*AK Steel Holding Corp.                                15,900   $     116
Albemarle Corp.                                         2,500          63
Ball Corp.                                              2,500         126
Bowater, Inc.                                           4,600         162
Cambrex Corp.                                             300          11
*Crown Cork & Seal, Inc.                               10,800          57
Engelhard Corp.                                         5,800         138
*Freeport-McMoRan Copper & Gold, Inc., Class B          3,900          53
*GrafTech International Ltd.                            6,000          44
*Hercules, Inc.                                        11,300         104
*Lone Star Technologies, Inc.                           2,500          30
OM Group, Inc.                                          2,300          98
*Pactiv Corp.                                           2,100          35
Rock-Tenn Co.                                             600           9
*Smurfit-Stone Container Corp.                          9,000         113
Solutia, Inc.                                          12,500          65
*Steel Dynamics, Inc.                                   7,700         101
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,325
- -------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (0.5%)
*Playtex Products, Inc.                                11,700         100
- -------------------------------------------------------------------------
CONSUMER DURABLES (7.7%)
*Beazer Homes USA, Inc.                                 1,288          79
BorgWarner, Inc.                                        3,200         159
Cooper Tire & Rubber Co.                                8,500         137
*Furniture Brands International, Inc.                   7,900         181
KB Home                                                 1,800          88
*Mohawk Industries, Inc.                                2,098         104
*Racing Champions Corp.                                 6,600         108
Standard Pacific Corp.                                  4,000          94
*Strattec Security Corp.                                3,100         158
Superior Industries International, Inc.                 7,900         372
*Tower Automotive, Inc.                                14,700          98
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,578
- -------------------------------------------------------------------------
CONSUMER SERVICES (5.1%)
*Argosy Gaming Co.                                      8,800         202
*Bally Total Fitness Holding Corp.                      6,800          67
FelCor Lodging Trust, Inc. REIT                         7,400          95
*GTECH Holdings Corp.                                   5,100         127
MeriStar Hospitality Corp.                              9,200          79
*Scholastic Corp.                                       3,900         174
*SCP Pool Corp.                                         5,600         154
*Valassis Communications, Inc.                          4,400         154
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,052
- -------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (000)+
- -------------------------------------------------------------------------
ENERGY (3.6%)
*FMC Technologies, Inc.                                 2,300   $      38
*Global Industries Ltd.                                13,300          55
*Grey Wolf, Inc.                                       21,100          76
MDU Resources Group, Inc.                               1,900          43
New Jersey Resources Corp.                              2,650          87
*Pioneer Natural Resources Co.                          2,300          56
Pogo Producing Co.                                      2,700          92
Southwest Gas Corp.                                     8,800         196
Tidewater, Inc.                                         3,400          92
- -------------------------------------------------------------------------
GROUP TOTAL                                                           735
- -------------------------------------------------------------------------
FINANCIAL SERVICES (26.5%)
*Affiliated Managers Group, Inc.                        2,500         112
AMB Property Corp. REIT                                 2,200          64
American Financial Group, Inc.                          5,300         122
Apartment Investment & Management Co. REIT              2,600         101
Arden Realty, Inc. REIT                                 1,300          31
Argonaut Group, Inc.                                    3,000          52
Associated Bancorp.                                     4,280         136
AvalonBay Communities, Inc. REIT                        2,400         100
BRE Properties, Inc. REIT                               1,300          40
Camden Property Trust REIT                              1,600          53
*Catellus Development Corp. REIT                        6,800         125
CBL & Associates Properties, Inc. REIT                  2,100          81
City National Corp.                                       400          19
Colonial BancGroup, Inc.                                9,200         114
Cullen/Frost Bankers, Inc.                              3,200         109
Developers Diversified Realty Corp. REIT                4,800         106
Doral Financial Corp.                                   4,350         105
Downey Financial Corp.                                  2,900          99
Everest Re Group Ltd.                                   2,700         148
F.N.B. Corp.                                            1,900          53
*Federal Agricultural Mortgage Corp.                    2,300          68
First Midwest Bancorp., Inc.                            3,300          89
FirstMerit Corp.                                        1,500          32
GATX Corp.                                              4,600          91
General Growth Properties, Inc.                         1,900          98
Harleysville Group, Inc.                                5,300         139
Health Care REIT, Inc.                                  2,200          60
Hibernia Corp., Class A                                 4,300          86
Horace Mann Educators Corp.                             3,600          53
Independence Community Bank Corp.                       1,500          37
Kilroy Realty Corp. REIT                                4,000          95
Mercantile Bankshares Corp.                             1,300          50
New York Community Bancorp., Inc.                       4,225         119

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              29

                                                                    VALUE
                                                       SHARES      (000)+
- -------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
*Ohio Casualty Corp.                                    7,000   $     114
Pan Pacific Retail Properties, Inc. REIT                1,400          48
PartnerRe, Ltd.                                         3,500         169
PMA Capital Corp.                                       3,200          48
Prentiss Properties Trust REIT                          1,900          55
Protective Life Corp.                                   3,700         114
Provident Financial Group, Inc.                         4,900         123
*Providian Financial Corp.                             16,200          79
PS Business Parks, Inc. REIT                            4,000         136
R & G Financial Corp.                                   2,200          48
Reckson Associates Realty Corp. REIT                    1,900          43
Reckson Associates Realty Corp., Class B, REIT          2,700          64
Reinsurance Group of America                            3,700          96
Republic Bancorp, Inc.                                  2,300          30
Rouse Co. REIT                                          4,100         131
Scottish Annuity & Life Holdings, Ltd.                  8,900         152
Selective Insurance                                     2,600          56
Sky Financial Group, Inc.                               8,100         161
SL Green Realty Corp. REIT                              2,400          74
Stancorp Financial Group, Inc.                          3,100         164
T. Rowe Price Group, Inc.                               3,000          75
Trizec Properties, Inc. REIT                            8,400          95
Trustmark Corp.                                         6,500         148
United Dominion Realty Trust, Inc. REIT                10,200         162
W.R. Berkley Corp.                                      3,950         134
Webster Financial Corp.                                 2,700          91
- -------------------------------------------------------------------------
GROUP TOTAL                                                         5,397
- -------------------------------------------------------------------------
FOOD & TOBACCO (2.2%)
Delta & Pine Land Co.                                   5,600         105
Fresh Del Monte Produce, Inc.                           6,700         171
*NBTY, Inc.                                            13,300         173
- -------------------------------------------------------------------------
GROUP TOTAL                                                           449
- -------------------------------------------------------------------------
HEALTH CARE (7.5%)
*Abgenix, Inc.                                          9,500          62
*Adolor Corp.                                           4,500          63
*Apria Healthcare Group, Inc.                           2,700          64
*Cell Genesys, Inc.                                     5,100          61
Cooper Cos., Inc.                                       1,900         100
*Covance, Inc.                                          7,400         145
*CV Therapeutics, Inc.                                  6,900         144
D&K Healthcare Resources, Inc.                          5,600          50
*Health Net, Inc.                                       5,600         120
*InterMune, Inc.                                        1,100          36
*Isis Pharmaceuticals, Inc.                             9,800          97
*OSI Pharmaceuticals, Inc.                              1,200          20

                                                                    VALUE
                                                       SHARES      (000)+
- -------------------------------------------------------------------------
*Pozen, Inc.                                            7,900   $      40
*Protein Design Labs, Inc.                              8,800          73
*Regeneration Technologies, Inc.                       14,400         115
*Respironics, Inc.                                      1,300          42
*Telik, Inc.                                           16,100         199
*Transkaryotic Therapies, Inc.                          1,300          42
Vertex Pharmaceuticals, Inc.                            3,000          56
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,529
- -------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (15.2%)
*Agco Corp.                                             3,500          81
*Allied Waste Industries, Inc.                         12,900          95
*AMR Corp.                                              4,600          19
*Anixter International, Inc.                            3,400          70
*Atlantic Coast Airlines Holdings, Inc.                 7,100          66
*Casella Waste Systems, Inc., Class A                  12,900          83
Circor International, Inc.                              6,000          80
Cummins, Inc.                                           4,200          99
Delta Air Lines, Inc.                                   3,600          33
*Flowserve Corp.                                        8,900          89
*FMC Corp.                                              4,600         119
*Frontier Airlines, Inc.                                9,200          45
Goodrich Corp.                                          4,900          93
*Hunt (JB) Transport Services, Inc.                     5,100         120
*Insituform Technologies, Inc., Class A                 6,900          99
Interpool, Inc.                                         2,600          31
Manitowoc Co., Inc.                                     1,500          41
Minerals Technologies, Inc.                             4,200         156
*National Processing, Inc.                              2,400          41
*Navistar International Corp.                           6,700         145
*Pacer International, Inc.                              7,600          86
Pentair, Inc.                                           2,700         100
Pittston Brink's Group                                  9,900         222
Roadway Corp.                                           2,400          88
Robbins & Myers, Inc.                                   3,400          63
Roper Industries, Inc.                                  1,800          62
*Swift Transportation Co., Inc.                         4,100          64
*Tetra Technologies, Inc.                               5,575          45
Texas Industries, Inc.                                  5,800         141
Tredegar Corp.                                          6,800         114
U.S. Freightways Corp.                                  3,600         103
Viad Corp.                                              7,900         161
*Wabash National Corp.                                 16,200          88
Werner Enterprises, Inc.                                2,700          50
*Yellow Corp.                                           4,000         118
- -------------------------------------------------------------------------
GROUP TOTAL                                                         3,110
- -------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

30

                                                                    VALUE
                                                       SHARES      (000)+
- -------------------------------------------------------------------------
RETAIL (7.1%)
*BJ's Wholesale Club, Inc.                              3,500   $      66
CBRL Group, Inc.                                        4,300          98
Champps Entertainment, Inc.                             6,900          54
*dELiA*s Corp., Class A                                25,500          27
*Factory 2-U Stores, Inc.                               3,400           7
*Foot Locker, Inc.                                     14,500         145
*Gart Sports Co.                                        5,200          98
Hughes Supply, Inc.                                     3,500         102
*Linens 'N Things, Inc.                                 4,300          79
Oshkosh B'Gosh, Inc.                                    2,200          76
*Pacific Sunwear of California, Inc.                    2,400          49
Pep Boys-Manny Moe & Jack                              12,100         148
*Stage Stores, Inc.                                     7,700         167
Talbots, Inc.                                           5,100         143
*Tuesday Morning Corp.                                 10,000         182
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,441
- -------------------------------------------------------------------------
TECHNOLOGY (5.4%)
*Allen Telecom, Inc.                                    7,900          42
*Andrew Corp.                                           1,800          12
*Axcelis Technologies, Inc.                             8,600          42
*Brooks -- PRI Automation, Inc.                         8,700         100
*Cabot Microelectronics Corp.                           1,800          67
*ChipPAC, Inc., Class A                                14,400          31
*Cymer, Inc.                                            3,500          65
FactSet Research Systems, Inc.                          2,300          61
*Fairchild Semiconductor International Corp., Class
 A                                                      3,400          32
Ikon Office Solutions, Inc.                            11,700          92
JDA Software Group, Inc.                                3,500          24
*Kulicke & Soffa Industries, Inc.                       7,900          24
*Microsemi Corp.                                        3,700          21
*Mykrolis Corp.                                         4,800          30
NDCHealth Corp.                                         3,500          54
Overland Storage, Inc.                                  3,200          35
*Photronics, Inc.                                       8,800          89
*Rainbow Technologies, Inc.                             7,200          20
SanDisk Corp.                                           6,700          88
*Skyworks Solutions, Inc.                              12,900          58
*Standard Micosystems Corp.                             2,300          35
*Varian, Inc.                                           1,300          36
*Western Digital Corp.                                 10,900          51
- -------------------------------------------------------------------------
GROUP TOTAL                                                         1,109
- -------------------------------------------------------------------------
UTILITIES (4.6%)
Allete, Inc.                                            4,900         106
Cleco Corp.                                             8,100         109

                                                                    VALUE
                                                       SHARES      (000)+
- -------------------------------------------------------------------------
Energen Corp.                                           3,700   $      94
OGE Energy Corp.                                        6,200         105
ONEOK, Inc.                                            11,200         212
Philadelphia Suburban Corp.                             7,106         144
WGL Holdings, Inc.                                      7,000         167
- -------------------------------------------------------------------------
GROUP TOTAL                                                           937
- -------------------------------------------------------------------------
OTHER (0.5%)
*Watson Wyatt & Co. Holdings, Inc.                      4,800          96
- -------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $21,632)                                 18,858
- -------------------------------------------------------------------------
                                                       NO. OF
                                                       RIGHTS
                                                      -------
RIGHTS (0.0%)
*@Interpool, Inc. (Cost $0)                                12          --
- -------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                      -------
CASH EQUIVALENT (6.7%)
- -------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.7%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02 (Cost $1,359)                            $ 1,359       1,359
- -------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (Cost $22,991)                           20,217
- -------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
Cash                                                                    3
Receivable for Investments Sold                                       327
Receivable for Fund Shares Sold                                       166
Dividends Receivable                                                   18
Payable for Investments Purchased                                   (206)
Payable for Fund Shares Redeemed                                     (49)
Payable for Investment Advisory Fees                                 (37)
Payable for Administration Fees                                       (2)
Other Liabilities                                                    (41)
                                                                ---------
                                                                      179
- -------------------------------------------------------------------------
NET ASSETS (100%)                                               $  20,396
- -------------------------------------------------------------------------
INSTITUTIONAL CLASS
- -------------------------------------------------------------------------
NET ASSETS
Applicable to 2,073,012 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $  20,396
- -------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $9.84
- -------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              31

                                                                    VALUE
                                                                   (000)+
- -------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-In Capital                                                 $  23,716
Undistributed Net Investment Income (Loss)                             24
Undistributed Realized Net Gain (Loss)                              (570)
Unrealized Appreciation (Depreciation) on Investment
 Securities                                                       (2,774)
- -------------------------------------------------------------------------
NET ASSETS                                                        $20,396
- -------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    Value is less than $500.
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

32

Portfolio Overview (Unaudited)

VALUE PORTFOLIO

The Value portfolio seeks above average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalization generally greater than $2.5 billion. We combine a disciplined stock valuation process with the judgment gained through considerable experience in low P/E investing.

Investor psychology and sentiment have been decidedly negative over the last twelve months. Uneasiness over the potential for war in Iraq, continuing fears of additional terrorist activity, corporate accounting and governance scandals and general concern about economic conditions in the U.S. have all combined to cast a pall over stock prices and create extremely volatile equity markets. For the twelve month period ending September 30, 2002, the Portfolio returned
- -21.93% compared to the S&P 500 Index which returned -20.47%.

Sector selection was a positive influence on Portfolio performance during the last twelve months. This was most evident in the Portfolio's overweights, relative to the S&P 500 benchmark, in the consumer durables, basic resources, and transportation sectors. Underweights in the telephone services and technology groups also benefited results. The Portfolio's underweights in the beverages & personal products and food & tobacco areas were the largest detractors from performance for the period.

Stock selection was negative over the last twelve months. Share prices among some of the Portfolio's largest holdings have dropped dramatically during the reporting period. Liquidity and balance sheet concerns have driven these price declines without regard for valuations, which we continue to believe are extremely attractive at current levels.

The Portfolio entered its fiscal year with an overweight among stocks that are sensitive to the economic cycle. This positioning, which is in keeping with an appropriate investment stance following an economic trough, worked well during the first half of the period. However, performance suffered during the latter half, as questions regarding the viability of the economic recovery weighed on investor sentiment.

The Portfolio continues to have a bias favoring economic sensitivity. Both heavy industry and basic resources are the largest overweights relative to the value benchmark. At the same time, consumer staples and consumer service sectors are under-represented. The Portfolio also has a meaningful exposure in the health care sector. Pharmaceutical companies have seen share prices and valuation measures plummet due to a variety of concerns that now make them candidates for purchase. Two of the largest positions in the Portfolio are healthcare service stocks which, in our view, are significantly underpriced relative to earnings growth prospects and asset valuations.

As the new fiscal year begins, we are adding to the Portfolio's positions among retail stocks we believe are beaten-down. Valuations are now quite attractive, as the market seems to have overly discounted a weakening consumer spending outlook. As we discuss below, it is likely that household spending power will continue to benefit from a variety of positive factors.

In our opinion, the degree of pessimism regarding the economic outlook in the U.S. makes it seem that investors believe a double-dip recession is inevitable, and that the recovery is hopelessly stalled. On balance, however, the economic data are largely consistent with an annualized real growth rate around 4% for the third quarter. While auto sales did soften a bit toward the end of the period, the annualized selling rate remained at or near record levels due in no small part to low-rate (or no-rate) financing and other incentives. Consumer spending, which has been the primary engine for economic growth this year, has been helped by a wave of mortgage refinancings; this has allowed consumers to improve their cash flow situations and help underpin aggregate demand.

Looking ahead, household spending power may continue to benefit from the aforementioned refinancing wave. The corporate sector's recent tendency to reduce leverage seems to have placed it in a position where it has a greater ability to raise capital spending, and allow for a more balanced economic growth pattern in the coming quarters. Increased government spending will also provide an additional stimulus for the economy. Finally, we continue to note the long lag time between changes in monetary policy and their ultimate impact on the economy; the Federal Reserve's late-2001 easing moves, which culminated in the current 1.75% federal funds target rate, are just beginning to filter through the broader economy.

While we are aware of the risks facing the economy and the markets, we do believe that a great deal of unfavorable news is already discounted in stock prices. We feel this has created opportunity, and continue to believe that the Portfolio's holdings demonstrate attractive valuation characteristics which may, we feel, enable the Portfolio to perform well as investor sentiment becomes more positive.

2002 ANNUAL REPORT
September 30, 2002
                                                                              33

[GROWTH GRAPH]
**Minimum Investment

The performance of the Investment and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
- ---------------------------------------------------------------
VALUE
- ----------------------------------------------------

                        Institutional   Investment   Adviser   S&P 500
                             (1)           (2)         (3)      Index
- --------------------------------------------------------------------------
One Year                   (21.93%)      (22.06%)    (22.17%)  (20.47%)
- --------------------------------------------------------------------------
Five Years                  (3.37%)       (3.53%)    (3.62%)   (1.63%)
- --------------------------------------------------------------------------
Ten Years                    9.16%            --         --     9.00%
- --------------------------------------------------------------------------
Since Inception(2)              --         3.35%         --     5.41%
- --------------------------------------------------------------------------
Since Inception(3)              --            --      4.27%     5.68%
- --------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 500 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(2)Represents an investment in the Investment Class which commenced operations on 5/6/96.

(3)Represents an investment in the Adviser Class which commenced operations on 7/17/96.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO MAY INVEST, TO A LIMITED EXTENT, IN FOREIGN EQUITY SECURITIES.

34

Statement of Net Assets

VALUE PORTFOLIO
COMMON STOCKS (98.2%)

                                                                  VALUE
                SEPTEMBER 30, 2002                   SHARES      (000)+
- --------------------------------------------------------------------------
BASIC RESOURCES (10.1%)
Air Products & Chemicals, Inc.                        444,500  $    18,674
*(a)Cia Vale do Rio Doce                              144,300        3,283
Dow Chemical Co.                                      181,400        4,954
Engelhard Corp.                                       687,300       16,378
IMC Global, Inc.                                      663,800        7,999
International Paper Co.                               263,400        8,795
Lubrizol Corp.                                        614,800       17,380
Rohm & Haas Co.                                       535,900       16,613
Weyerhaeuser Co.                                      177,500        7,769
- --------------------------------------------------------------------------
GROUP TOTAL                                                        101,845
- --------------------------------------------------------------------------
CONSUMER DURABLES (5.3%)
Black & Decker Corp.                                  157,800        6,617
(a)Ford Motor Co.                                     621,700        6,093
Masco Corp.                                           454,400        8,883
Maytag Corp.                                          313,900        7,276
Stanley Works (The)                                   201,300        6,576
Whirlpool Corp.                                       398,800       18,289
- --------------------------------------------------------------------------
GROUP TOTAL                                                         53,734
- --------------------------------------------------------------------------
CONSUMER SERVICES (1.6%)
Fortune Brands, Inc.                                  346,700       16,395
- --------------------------------------------------------------------------
ENERGY (8.2%)
Amerada Hess Corp.                                    117,300        7,962
Anadarko Petroleum Corp.                              241,600       10,761
BP plc ADR                                            298,700       11,918
ChevronTexaco Corp.                                   188,900       13,082
ConocoPhillips, Inc.                                  141,600        6,548
*Cooper Cameron Corp.                                  78,500        3,278
Kerr McGee Corp.                                      103,000        4,474
Marathon Oil Corp.                                    493,900       11,202
*Nabors Industries, Inc.                              112,800        3,694
Occidental Petroleum Corp.                            372,200       10,563
- --------------------------------------------------------------------------
GROUP TOTAL                                                         83,482
- --------------------------------------------------------------------------
FINANCIAL SERVICES (24.1%)
(a)Ace Ltd.                                           223,900        6,630
Allstate Corp.                                        471,300       16,755
Bank of America Corp.                                 361,700       23,076
*CIT Group, Inc.                                      541,000        9,727
Citigroup, Inc.                                       521,000       15,448
Everest Re Group Ltd.                                 250,200       13,726
Fannie Mae                                            117,200        6,978
FleetBoston Financial Corp.                           105,600        2,147
Freddie Mac                                           124,700        6,971
(a)Hartford Financial Services Group, Inc.            329,300       13,501
J.P. Morgan Chase & Co.                               756,600       14,368

                                                                  VALUE
                                                     SHARES      (000)+
- --------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                         97,000  $     4,758
MBNA Corp.                                            571,000       10,495
(a)MGIC Investment Corp.                               92,100        3,760
PNC Financial Services Group                          384,100       16,198
*Prudential Financial, Inc.                            87,400        2,496
(a)St. Paul Cos., Inc.                                570,900       16,396
*(a)Travelers Property Casualty Corp., Class A        299,326        3,951
*Travelers Property Casualty Corp., Class B            46,047          623
UnumProvident Corp.                                   508,800       10,354
Wachovia Corp.                                        647,300       21,160
Washington Mutual, Inc.                               535,200       16,843
Wells Fargo & Co.                                     163,500        7,874
- --------------------------------------------------------------------------
GROUP TOTAL                                                        244,235
- --------------------------------------------------------------------------
HEALTH CARE (11.2%)
Beckman Coulter, Inc.                                 321,100       12,427
Bristol-Myers Squibb Co.                              630,400       15,003
*Health Net, Inc.                                   1,912,800       41,030
*HEALTHSOUTH Corp.                                  4,251,000       17,642
Merck & Co., Inc.                                     469,400       21,456
Wyeth                                                 166,700        5,301
- --------------------------------------------------------------------------
GROUP TOTAL                                                        112,859
- --------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (17.1%)
Burlington Northern Santa Fe                          213,700        5,112
Caterpillar, Inc.                                     197,400        7,347
(a)CNF, Inc.                                          348,200       10,930
Cooper Industries, Inc.                               302,000        9,166
(a)Cummins, Inc.                                      433,800       10,246
Delta Air Lines, Inc.                                 342,200        3,179
Dover Corp.                                           162,700        4,129
Eaton Corp.                                           237,100       15,113
Honeywell International, Inc.                         403,300        8,736
Ingersoll-Rand Co., Class A                           196,100        6,754
*(a)Navistar International Corp.                      450,200        9,760
(a)Parker-Hannifin Corp.                              653,400       24,966
Tecumseh Products Co., Class A                        215,300        9,034
Textron, Inc.                                         119,700        4,082
Tyco International Group S.A.                       2,359,100       33,263
Waste Management, Inc.                                478,800       11,166
- --------------------------------------------------------------------------
GROUP TOTAL                                                        172,983
- --------------------------------------------------------------------------
RETAIL (7.0%)
(a)Albertson's, Inc.                                  236,400        5,711
(a)Circuit City Stores, Inc.                          839,400       12,717
*(a)Kroger Co.                                        473,000        6,669
Liz Claiborne, Inc.                                   703,800       17,560

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              35

                                                                  VALUE
                                                     SHARES      (000)+
- --------------------------------------------------------------------------
RETAIL (CONT'D)
V.F. Corp.                                            491,600  $    17,688
*Yum! Brands, Inc.                                    366,000       10,142
- --------------------------------------------------------------------------
GROUP TOTAL                                                         70,487
- --------------------------------------------------------------------------
TECHNOLOGY (8.7%)
*Amdocs Ltd.                                        1,299,000        8,313
*(a)Arrow Electronics, Inc.                           649,100        8,198
Avnet, Inc.                                           645,500        6,965
*Axcelis Technologies, Inc.                           348,500        1,701
*(a)Computer Sciences Corp.                           557,900       15,504
Electronic Data Systems Corp.                         367,000        5,131
First Data Corp.                                       57,700        1,613
Hewlett-Packard Co.                                   820,700        9,577
*Lexmark International Group, Inc., Class A           427,600       20,097
*Quantum Corp.                                      1,933,100        4,272
Scientific-Atlanta, Inc.                              495,100        6,194
- --------------------------------------------------------------------------
GROUP TOTAL                                                         87,565
- --------------------------------------------------------------------------
UTILITIES (4.9%)
AT&T Corp.                                          1,103,100       13,248
Dominion Resources, Inc.                               55,700        2,826
(a)Duke Energy Corp.                                  392,900        7,681
(a)NiSource, Inc.                                     190,900        3,289
(a)Reliant Energy, Inc.                               577,400        5,780
SBC Communications, Inc.                              396,800        7,976
Verizon Communications, Inc.                          331,300        9,091
- --------------------------------------------------------------------------
GROUP TOTAL                                                         49,891
- --------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,197,899)                              993,476
- --------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENTS (10.8%)
- --------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.3%)
Banco Bilbao Viz Argentaria, NY, 1.86%, 4/24/03     $   4,101        4,101
Bank of Nova Scotia, NY, 2.51%, 2/04/03                 2,934        2,934
Credit Suisse First Boston USA, Inc., 2.28%,
 11/25/02                                               1,582        1,582
Deutsche Bank Securities, Inc., 1.98%, 10/01/02        13,186       13,186
Federal National Mortgage Association, 1.88%,
 12/06/02                                                 784          784
Federal National Mortgage Association, 1.90%,
 10/04/02                                               1,453        1,453
Lloyds Bank plc London, 2.36%, 2/24/03                  1,465        1,465
National City Bank Cleveland, 1.86%, 11/07/02           2,932        2,932

                                                      FACE
                                                     AMOUNT          VALUE
                                                      (000)         (000)+
- --------------------------------------------------------------------------
National City Bank Cleveland, 2.04%, 10/23/02       $     996  $       996
Union Bank of Switzerland Warburg LLC, 1.98%,
 10/01/02                                              24,387       24,387
- --------------------------------------------------------------------------
GROUP TOTAL                                                         53,820
- --------------------------------------------------------------------------
                                                       SHARES
                                                    ---------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (1.1%)
AIM S.T. Investment Co.                             1,465,000        1,465
Harris Insight Money Market Fund                    2,344,000        2,344
Merrimac Cash Series Fund                           2,344,000        2,344
One Group Institutional Prime Money Market Fund     2,344,000        2,344
Reserve Primary Fund                                2,345,000        2,345
- --------------------------------------------------------------------------
                                                                    10,842
- --------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
REPURCHASE AGREEMENT (4.4%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/1/02                               $  44,302       44,302
- --------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $108,964)                             108,964
- --------------------------------------------------------------------------
TOTAL INVESTMENTS (109.0%) (Cost $1,306,863)                     1,102,440
- --------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-9.0%)
Cash                                                           $        84
Receivable for Investments Sold                                      4,090
Dividends Receivable                                                 1,295
Receivable for Fund Shares Sold                                        646
Interest Receivable                                                      2
Other Assets                                                            22
Collateral on Securities Loaned, at Value                          (64,662)
Payable for Investments Purchased                                  (28,199)
Payable for Fund Shares Redeemed                                    (2,466)
Payable for Investment Advisory Fees                                (1,530)
Payable for Trustees' Fees and Expenses                               (145)
Payable for Distribution Fee -- Adviser Class                         (124)
Payable for Administration Fees                                       (123)
Payable for Shareholder Servicing Fee -- Investment Class               (2)
Other Liabilities                                                     (224)
                                                               -----------
                                                                   (91,336)
- --------------------------------------------------------------------------
NET ASSETS (100%)                                              $ 1,011,104
- --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

36

                                                                  VALUE
                                                                 (000)+
- --------------------------------------------------------------------------
INSTITUTIONAL CLASS
- --------------------------------------------------------------------------
NET ASSETS
Applicable to 42,907,550 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   456,996
- --------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.65
- --------------------------------------------------------------------------
INVESTMENT CLASS
- --------------------------------------------------------------------------
NET ASSETS
Applicable to 1,824,566 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $    19,440
- --------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.65
- --------------------------------------------------------------------------
ADVISER CLASS
- --------------------------------------------------------------------------
NET ASSETS
Applicable to 50,287,821 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   534,668
- --------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.63
- --------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                               $ 1,360,178
 Undistributed Net Investment Income (Loss)                          3,820
 Undistributed Realized Net Gain (Loss)                           (148,471)
 Unrealized Appreciation (Depreciation) on   Investment
 Securities                                                       (204,423)
- --------------------------------------------------------------------------
NET ASSETS                                                      $1,011,104
- --------------------------------------------------------------------------

+   See Note A1 to Financial Statements.
*   Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR American Depositary Receipt
(a) All or a portion of security on loan at September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              37

Statement of Operations
For the Year Ended September 30, 2002

                                                                            MID CAP      MID CAP
                                                               EQUITY       GROWTH        VALUE
(IN THOUSANDS)                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
- -----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $  4,276     $   3,728    $   9,769
Interest                                                           153           809          979
- -----------------------------------------------------------------------------------------------------
Total Investment Income                                          4,429         4,537       10,748
- -----------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services                                     1,544         7,457        9,611
Administration Fee                                                 289         1,249        1,156
Custodian Fee                                                       59           197          137
Audit Fee                                                           26            27           26
Legal Fee                                                            8            49           34
Trustees' Fees & Expenses                                           --            24           53
Filing & Registration Fees                                          29            45           35
Interest Expense                                                    29             5           --
Shareholder Servicing Fee -- Investment Class shares                --            --           70
Distribution Fees -- Adviser Class shares                            2         1,541          350
Other Expenses                                                      56           588          322
- -----------------------------------------------------------------------------------------------------
Total Expenses                                                   2,042        11,182       11,794
- -----------------------------------------------------------------------------------------------------
Expense Offset                                                      (4)         (162)         (12)
- -----------------------------------------------------------------------------------------------------
Net Expenses                                                     2,038        11,020       11,782
- -----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     2,391        (6,483)      (1,034)
- -----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                          (45,301)     (406,975)    (155,554)
- -----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                          (16,995)      210,629      (62,454)
- -----------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                (62,296)     (196,346)    (218,008)
- -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(59,905)    $(202,829)   $(219,042)
- -----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

38

For the Year Ended September 30, 2002

                                                              SMALL CAP    SMALL CAP     STRATEGIC
                                                               GROWTH        VALUE      SMALL VALUE      VALUE
(IN THOUSANDS)                                                PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
- --------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $    226     $ 11,669     $       117    $  24,873
Interest                                                            63        1,047              14          693
- --------------------------------------------------------------------------------------------------------------------
Total Investment Income                                            289       12,716             131       25,566
- --------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services                                     1,627        7,720              83        7,395
Administration Fee                                                 151          937               7        1,318
Custodian Fee                                                       68          148              28          153
Audit Fee                                                           26           24              23           34
Legal Fee                                                            1           22              --           34
Trustees' Fees & Expenses                                            5           14               1           --
Filing & Registration Fees                                          14           71              19           46
Interest Expense                                                     5            1              --           17
Shareholder Servicing Fee -- Investment Class shares                --           --              --           36
Distribution Fees -- Adviser Class shares                            6          174              --        2,116
Other Expenses                                                      68          270              12          400
- --------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   1,971        9,381             173       11,549
- --------------------------------------------------------------------------------------------------------------------
Waiver of Investment Advisory Fees                                 (79)          --             (78)          --
Expense Offset                                                     (12)         (23)             --          (37)
- --------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1,880        9,358              95       11,512
- --------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    (1,591)       3,358              36       14,054
- --------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                          (17,974)      10,357            (575)    (100,543)
Foreign Currency Transactions                                       (5)          --              --           --
- --------------------------------------------------------------------------------------------------------------------
Realized Net Gain (Loss)                                       (17,979)      10,357            (575)    (100,543)
- --------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                           10,475      (22,196)         (2,745)    (229,744)
- --------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                 (7,504)     (11,839)         (3,320)    (330,287)
- --------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (9,095)    $ (8,481)    $    (3,284)   $(316,233)
- --------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              39

Statement of Changes in Net Assets

                                                                   EQUITY PORTFOLIO       MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                 YEAR ENDED
                                                                    SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                    2001         2002          2001           2002
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $   3,854    $   2,391    $    (8,278)   $   (6,483)
  Realized Net Gain (Loss)                                        (73,665)     (45,301)      (943,605)     (406,975)
  Change in Unrealized Appreciation (Depreciation)               (118,693)     (16,995)      (761,374)      210,629
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                     (188,504)     (59,905)    (1,713,257)     (202,829)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                            (3,577)      (2,869)            --            --
  Realized Net Gain                                              (101,691)          --       (231,665)           --
ADVISER CLASS:
  Net Investment Income                                               (38)          (4)            --            --
  Realized Net Gain                                                (1,441)          --       (134,466)           --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (106,747)      (2,873)      (366,131)           --
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Issued                                                          186,991       98,583        675,228       290,176
  In Lieu of Cash Distributions                                   103,985        2,764        221,069            --
  Redeemed                                                       (211,977)    (270,125)      (616,472)     (812,733)
ADVISER CLASS:
  Issued                                                            8,364          288        522,865       203,656
  In Lieu of Cash Distributions                                     1,479            4        133,123            --
  Redeemed                                                         (9,583)        (562)      (225,897)     (373,258)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions          79,259     (169,048)       709,916      (692,159)
------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                      (215,992)    (231,826)    (1,369,472)     (894,988)
NET ASSETS:
  Beginning of Period                                             620,117      404,125      3,089,444     1,719,972
------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $ 404,125    $ 172,299    $ 1,719,972    $  824,984
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) included in
  end of period net assets                                      $   1,128    $     646    $        --           (52)
------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
  Shares Issued                                                    15,047       11,115         29,986        22,307
  In Lieu of Cash Distributions                                     8,414          282          9,641            --
  Shares Redeemed                                                 (17,710)     (28,836)       (27,829)      (56,470)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares
    Outstanding                                                     5,751      (17,439)        11,798       (34,163)
------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Issued                                                       596           29         21,770        13,642
  In Lieu of Cash Distributions                                       120           --          5,877            --
  Shares Redeemed                                                    (899)         (55)       (10,800)      (24,932)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Adviser Class Shares Outstanding          (183)         (26)        16,847       (11,290)
------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

40

                                                                    MID CAP                 SMALLCAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO            VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2001          2002         2001         2002         2001          2002
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                      $    2,914    $   (1,034)   $  (2,890)   $  (1,591)   $    6,423   $     3,358
 Realized Net Gain (Loss)                             (81,845)     (155,554)     (99,731)     (17,979)     (131,934)       10,357
 Change in Unrealized Appreciation
 (Depreciation)                                      (260,664)      (62,454)    (115,455)      10,475      (166,989)      (22,196)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                           (339,595)     (219,042)    (218,076)      (9,095)     (292,500)       (8,481)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
 Net Investment Income                                 (4,511)       (1,189)          --           --        (4,214)       (3,150)
 Realized Net Gain                                   (175,546)           --      (21,242)          --      (100,871)       (1,996)
INVESTMENT CLASS:
 Net Investment Income                                    (62)           --           --           --            --            --
 Realized Net Gain                                     (3,917)           --           --           --            --            --
ADVISER CLASS:+
 Net Investment Income                                   (209)           --           --           --           (86)          (16)
 Realized Net Gain                                    (16,263)           --           --           --        (4,626)         (114)
----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (200,508)       (1,189)     (21,242)          --      (109,797)       (5,276)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                               422,108       326,339      199,085      138,352       402,884       450,040
 In Lieu of Cash Distributions                        175,179         1,000       19,516           --       101,778         4,626
 Redeemed                                            (394,048)     (573,331)    (226,594)    (234,716)     (373,128)     (877,311)
INVESTMENT CLASS:
 Issued                                                42,305        15,447           --           --            --            --
 In Lieu of Cash Distributions                          3,725            --           --           --            --            --
 Redeemed                                             (14,995)      (21,022)          --           --            --            --
ADVISER CLASS:+
 Issued                                               102,595        95,710       18,455        1,899        39,030        37,188
 In Lieu of Cash Distributions                         16,347            --           --           --         4,712           130
 Redeemed                                             (68,006)      (66,315)      (5,551)     (12,143)      (17,253)      (32,754)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
 Transactions                                         285,210      (222,172)       4,911     (106,608)      158,023      (418,081)
----------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           (254,893)     (442,403)    (234,407)    (115,703)     (244,274)     (431,838)
NET ASSETS:
 Beginning of Period                                1,502,456     1,247,563      437,898      203,491     1,316,879     1,072,605
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                      $1,247,563    $  805,160    $ 203,491    $  87,788    $1,072,605    $  640,767
-
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              41

Statement of Changes in Net Assets (cont'd)

                                                                    MID CAP                 SMALLCAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO            VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2001          2002         2001         2002         2001          2002
----------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss)
 included in end of period net assets              $    1,196    $      (33)   $       6    $      (6)   $    3,592   $    2,955
----------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                         20,217        18,469        5,712        5,189        21,872        30,095
 In Lieu of Cash Distributions                          8,906            51          583           --         5,766           271
 Shares Redeemed                                      (19,124)      (33,519)      (6,518)      (8,859)      (20,449)      (55,545)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class
 Shares Outstanding                                     9,999       (14,999)        (223)      (3,670)        7,189      (25,179)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                          2,081           890           --           --            --           --
 In Lieu of Cash Distributions                            190            --           --           --            --           --
 Shares Redeemed                                         (720)       (1,162)          --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class
 Shares Outstanding                                     1,551          (272)          --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:+
 Shares Issued                                          4,826         5,148          622           70         2,089        2,193
 In Lieu of Cash Distributions                            831            --           --           --           267            7
 Shares Redeemed                                       (3,343)       (3,997)        (205)        (465)         (959)      (2,144)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class
 Shares Outstanding                                     2,314         1,151          417         (395)        1,397           56
----------------------------------------------------------------------------------------------------------------------------------

+ The Small Cap Growth Portfolio began offering Adviser class shares on January
  11, 2001.

    The accompanying notes are an integral part of the financial statements.

42

                                                                STRATEGIC SMALL
                                                                VALUE PORTFOLIO             VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                  2001       2002          2001          2002
- ---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                                 $   19    $    36    $   17,523    $   14,054
 Realized Net Gain (Loss)                                         99       (575)       59,141      (100,543)
 Change in Unrealized Appreciation (Depreciation)               (132)    (2,745)      (26,660)     (229,744)
- ---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                      (14)    (3,284)       50,004      (316,233)
- ---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
 Net Investment Income                                           (11)       (12)       (9,531)       (7,240)
 Realized Net Gain                                                --        (99)           --            --
INVESTMENT CLASS:
 Net Investment Income                                            --         --          (130)         (223)
 Realized Net Gain                                                --         --            --            --
ADVISER CLASS:
 Net Investment Income                                            --         --        (6,335)       (7,335)
 Realized Net Gain                                                --         --            --            --
- ---------------------------------------------------------------------------------------------------------------
 Total Distributions                                             (11)      (111)      (15,996)      (14,798)
- ---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                                          202     23,186       310,323       184,113
 In Lieu of Cash Distributions                                    11        111         8,959         6,864
 Redeemed                                                       (260)    (1,940)     (412,866)     (256,344)
INVESTMENT CLASS:
 Issued                                                           --         --        44,383        16,286
 In Lieu of Cash Distributions                                    --         --           119           220
 Redeemed                                                         --         --       (27,864)       (9,456)
ADVISER CLASS:
 Issued                                                           --         --       858,253       303,258
 In Lieu of Cash Distributions                                    --         --         6,294         7,311
 Redeemed                                                         --         --      (336,676)     (391,475)
- ---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share Transactions         (47)    21,357       450,925      (139,223)
- ---------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                    $  (72)   $17,962    $  484,933    $ (470,254)
NET ASSETS:
 Beginning of Period                                           2,506      2,434       996,425     1,481,358
- ---------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $2,434    $20,396    $1,481,358    $1,011,104
- ---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              43

                                                                STRATEGIC SMALL
                                                                VALUE PORTFOLIO             VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                  2001       2002          2001          2002
- ---------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss) included in end
 of period net assets                                         $   10    $    24    $    4,564    $    3,820
- ---------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                                    19      2,009        21,360        13,330
 In Lieu of Cash Distributions                                     1          9           636           480
 Shares Redeemed                                                 (24)      (177)      (28,189)      (18,431)
- ---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class Shares
 Outstanding                                                      (4)     1,841        (6,193)       (4,621)
- ---------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                                    --         --         2,972         1,092
 In Lieu of Cash Distributions                                    --         --             8            16
 Shares Redeemed                                                  --         --        (1,880)         (700)
- ---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class Shares
 Outstanding                                                      --         --         1,100           408
- ---------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
 Shares Issued                                                    --         --        58,109        20,858
 In Lieu of Cash Distributions                                    --         --           435           513
 Shares Redeemed                                                  --         --       (23,544)      (29,574)
- ---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class Shares Outstanding      --         --        35,000        (8,203)
- ---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

44

Financial Highlights
EQUITY PORTFOLIO
Institutional Class

                                                                            YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  29.45   $  20.44   $  19.82   $  17.28   $   9.75
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.24       0.14       0.05+      0.09+      0.08+
  Net Realized and Unrealized Gain (Loss) on Investments         (1.04)      5.24       3.53      (4.78)     (2.57)
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (0.80)      5.38       3.58      (4.69)     (2.49)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.28)     (0.17)     (0.05)     (0.09)     (0.08)
  Realized Net Gain                                              (7.93)     (5.83)     (6.07)     (2.75)        --
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (8.21)     (6.00)     (6.12)     (2.84)     (0.08)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  20.44   $  19.82   $  17.28   $   9.75   $   7.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (2.66%)     30.15%     19.83%   (30.58%)   (25.71%)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $872,662   $635,593   $615,078   $403,062   $171,698
Ratio of Expenses to Average Net Assets(1)                       0.61%      0.62%      0.61%      0.62%      0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.94%      0.64%      0.27%      0.71%      0.78%
Portfolio Turnover Rate                                            77%       103%       211%       160%        93%
-----------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.59%      0.60%      0.61%      0.62%      0.66%
-----------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 16, 1998**
                                                                      TO
                                                                SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                                     1998           1999      2000       2001
2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $          20.50    $ 20.42   $ 19.79   $  17.24   $   9.71
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             0.10       0.11      0.01+      0.06+      0.05+
  Net Realized and Unrealized Gain (Loss) on Investments                  (0.09)      5.21      3.53      (4.78)     (2.55)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       0.01       5.32      3.54      (4.72)     (2.50)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                   (0.09)     (0.12)    (0.02)     (0.06)     (0.04)
  Realized Net Gain                                                          --      (5.83)    (6.07)     (2.75)        --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   (0.09)     (5.95)    (6.09)     (2.81)     (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $          20.42    $ 19.79   $ 17.24   $   9.71   $   7.17
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (0.02%)++  29.80%    19.58%    (30.81%)    (25.83%)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                          $            373    $ 2,123   $ 5,039   $  1,063   $    601
Ratio of Expenses to Average Net Assets(2)                                0.88%*     0.87%     0.86%      0.86%      0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets               0.65%*     0.34%     0.04%      0.48%      0.53%
Portfolio Turnover Rate                                                     77%++     103%      211%       160%        93%
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                         0.82%*     0.85%     0.86%      0.86%      0.91%
-------------------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              45

Financial Highlights
MID CAP GROWTH PORTFOLIO
Institutional Class

                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  21.84   $  18.62   $    25.77   $    35.15   $  14.80
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   (0.03)     (0.01)       (0.06)       (0.05)     (0.05)+
  Net Realized and Unrealized Gain (Loss) on Investments          0.24      10.65        13.71       (16.44)     (3.10)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.21      10.64        13.65       (16.49)     (3.15)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             --      (0.00)++         --          --         --
  Realized Net Gain                                              (3.43)     (3.49)       (4.27)       (3.86)        --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.43)     (3.49)       (4.27)       (3.86)        --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  18.62   $  25.77   $    35.15   $    14.80   $  11.65
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.00%     64.27%       56.60%      (50.80%)   (21.28%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $429,955   $785,659   $2,109,750   $1,063,186   $438,778
Ratio of Expenses to Average Net Assets(1)                       0.62%      0.62%        0.62%        0.61%      0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets     (0.13%)    (0.07%)      (0.21%)      (0.25%)    (0.35%)
Portfolio Turnover Rate                                           172%       208%         169%         145%       221%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.60%      0.60%        0.61%        0.60%      0.64%
---------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                                           YEAR ENDED SEPTEMBER 30,
                                                               1998       1999       2000       2001       2002
- ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 21.81   $  18.55   $  25.59   $  34.79   $  14.59
- ---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.03)     (0.05)     (0.09)     (0.10)     (0.09)+
  Net Realized and Unrealized Gain (Loss) on Investments         0.20      10.58      13.56     (16.24)     (3.05)
- ---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.17      10.53      13.47     (16.34)     (3.14)
- ---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Realized Net Gain                                             (3.43)     (3.49)     (4.27)     (3.86)        --
- ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 18.55   $  25.59   $  34.79   $  14.59   $  11.45
- ---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    1.79%     63.87%     56.24%    (50.91%)   (21.52%)
- ---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $51,058   $263,312   $979,694   $656,786   $386,206
Ratio of Expenses to Average Net Assets(2)                      0.87%      0.88%      0.87%      0.86%      0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets    (0.25%)    (0.31%)    (0.46%)    (0.50%)    (0.60%)
Portfolio Turnover Rate                                          172%       208%       169%       145%       221%
- ---------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
  ASSETS:
  Ratio Including Expense Offsets                               0.84%      0.86%      0.86%      0.85%      0.89%
- ---------------------------------------------------------------------------------------------------------------------

++ Amount is less than $0.005 per share.
+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

46

Financial Highlights
MID CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  21.80   $  18.12   $    21.88   $    25.07   $  16.91
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.08+      0.12+        0.06+        0.05+     (0.01)+
  Net Realized and Unrealized Gain (Loss) on Investments         (1.53)      5.01         5.78        (4.91)     (3.38)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (1.45)      5.13         5.84        (4.86)     (3.39)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.04)     (0.06)       (0.08)       (0.08)     (0.02)
  Realized Net Gain                                              (2.19)     (1.31)       (2.57)       (3.22)        --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (2.23)     (1.37)       (2.65)       (3.30)     (0.02)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  18.12   $  21.88   $    25.07   $    16.91   $  13.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (6.92%)    29.44%       29.48%      (21.23%)   (20.09%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $420,555   $721,015   $1,374,275   $1,096,021   $672,507
Ratio of Expenses to Average Net Assets(1)                       0.90%      0.87%        0.87%        0.86%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.40%      0.57%        0.28%        0.22%     (0.05%)
Portfolio Turnover Rate                                           213%       244%         226%         176%       145%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.88%      0.86%        0.85%        0.85%      0.89%
---------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                             YEAR ENDED SEPTEMBER 30,
                                                               1998      1999      2000       2001       2002
- --------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 21.75   $ 18.05   $ 21.80   $  24.97   $   16.83
- --------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.05+     0.09+     0.03+      0.01+      (0.03)+
  Net Realized and Unrealized Gain (Loss) on Investments        (1.53)     5.00      5.75      (4.88)      (3.37)
- --------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (1.48)     5.09      5.78      (4.87)      (3.40)
- --------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.03)    (0.03)    (0.04)     (0.05)         --
  Realized Net Gain                                             (2.19)    (1.31)    (2.57)     (3.22)         --
- --------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (2.22)    (1.34)    (2.61)     (3.27)         --
- --------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 18.05   $ 21.80   $ 24.97   $  16.83   $   13.43
- --------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (7.08%)   29.30%    29.25%    (21.36%)    (20.20%)
- --------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $18,861   $25,197   $29,593   $ 46,063   $  33,100
Ratio of Expenses to Average Net Assets(2)                      1.05%     1.02%     1.02%      1.01%       1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets     0.25%     0.42%     0.14%      0.05%      (0.20%)
Portfolio Turnover Rate                                          213%      244%      226%       176%        145%
- --------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                               1.03%     1.01%     1.00%      1.00%       1.04%
- --------------------------------------------------------------------------------------------------------------------

+ Per share amount is based upon average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              47

Financial Highlights
MID CAP VALUE PORTFOLIO
Adviser Class

                                                                JULY 17, 1998**
                                                                      TO
                                                                 SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998            1999      2000       2001     2002
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             21.82   $ 18.12   $ 21.86   $   25.02  $    16.87
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.01+     0.07+     0.01+      (0.01)+     (0.05)+
  Net Realized and Unrealized Gain (Loss) on Investments                    (3.71)     5.01      5.76       (4.88)      (3.38)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        (3.70)     5.08      5.77       (4.89)      (3.43)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                        --     (0.03)    (0.04)      (0.04)         --
  Realized Net Gain                                                            --     (1.31)    (2.57)      (3.22)         --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.34)    (2.61)      (3.26)         --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.12   $ 21.86   $ 25.02   $   16.87   $   13.44
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (16.96%)++  29.12%   29.12%     (21.40%)     (20.33%)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $             4,919   $40,636   $98,588   $ 105,479   $  99,553
Ratio of Expenses to Average Net Assets(1)                                  1.24%*    1.12%     1.12%       1.11%       1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.25%*    0.33%     0.03%      (0.03%)     (0.30%)
Portfolio Turnover Rate                                                      213%++    244%      226%        176%        145%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.17%*    1.11%     1.10%       1.10%       1.14%
----------------------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based upon average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

48

Financial Highlights
SMALL CAP GROWTH PORTFOLIO
Institutional Class

                                                               JUNE 30, 1998**
                                                                      TO
                                                                SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998           1999       2000       2001     2002
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            10.00   $  8.57   $  32.28   $   52.96   $   24.04
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             (0.01)    (0.13)+    (0.34)      (0.35)      (0.25)+
  Net Realized and Unrealized Gain (Loss) on Investments                   (1.42)    23.84      25.42      (25.78)      (3.83)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (1.43)    23.71      25.08      (26.13)      (4.08)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Realized Net Gain                                                           --        --      (4.40)      (2.79)         --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             8.57   $ 32.28   $  52.96   $   24.04   $   19.96
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (14.30%)++ 276.66%    80.31%     (50.83%)    (16.97%)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            3,004   $93,229   $437,898   $ 193,469   $ 87,345
Ratio of Expenses to Average Net Assets(1)                                 1.16%*    1.18%      1.14%       1.14%       1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.46%)*  (0.50%)    (0.77%)     (0.98%)     (0.98%)
Portfolio Turnover Rate                                                      67%++    300%       206%        176%        218%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                   3.67%*    0.15%        N/A         N/A       0.05%
  Ratio Including Expense Offsets                                          1.15%*    1.15%      1.12%       1.12%       1.15%
----------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 10, 2001**
                                                                      TO
                                                                SEPTEMBER 30,
                                                                     2001            2002
- ------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           34.71    $   24.02
- ------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                            (0.24)       (0.33)+
  Net Realized and Unrealized Gain (Loss) on Investments                 (10.45)       (3.79)
- ------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (10.69)       (4.12)
- ------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           24.02    $   19.90
- ------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (30.80%)++   (17.15%)
- ------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $          10,022    $     443
Ratio of Expenses to Average Net Assets(2)                                1.40%*       1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.24%)*     (1.23%)
Portfolio Turnover Rate                                                    176%++       218%
- ------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                    N/A        0.05%
  Ratio Including Expense Offsets                                         1.38%*       1.40%
- ------------------------------------------------------------------------------------------------

*  Annualized
** Initial offerings of Institutional and Adviser Class shares, respectively. + Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              49

Financial Highlights
SMALL CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
-
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  24.97   $  17.37   $    18.62   $    21.18   $  15.16
-
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.16       0.13+        0.09+        0.10+      0.06+
  Net Realized and Unrealized Gain (Loss) on Investments         (4.33)      3.65         4.01        (4.35)     (1.10)
-
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (4.17)      3.78         4.10        (4.25)     (1.04)
-
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.14)     (0.07)       (0.14)       (0.07)     (0.05)
  Realized Net Gain                                              (3.29)     (2.46)       (1.40)       (1.70)     (0.03)
-
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.43)     (2.53)       (1.54)       (1.77)     (0.08)
-
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  17.37   $  18.62   $    21.18   $    15.16   $  14.04
-
--------------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                               (18.34%)    23.83%       23.11%      (21.25%)    (6.97%)
-
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $716,729   $897,629   $1,269,171   $1,017,346   $588,803
Ratio of Expenses to Average Net Assets(1)                       0.86%      0.86%        0.86%        0.86%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.71%      0.70%        0.43%        0.52%      0.35%
Portfolio Turnover Rate                                           163%       251%         193%         157%       118%
-
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.86%      0.86%        0.85%        0.86%      0.89%
-
--------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 22, 1999**
                                                                      TO
                                                                 SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                                     1999            2000       2001        2002
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             17.32   $ 18.62   $   21.15   $  15.13
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.06+     0.04+       0.05+      0.02+
  Net Realized and Unrealized Gain (Loss) on Investments                     1.24      4.02       (4.34)     (1.11)
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                         1.30      4.06       (4.29)     (1.09)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                        --     (0.13)      (0.03)     (0.00)++
  Realized Net Gain                                                            --     (1.40)      (1.70)     (0.03)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.53)      (1.73)     (0.03)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.62   $ 21.15   $   15.13   $  14.01
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                7.51%++  22.83%     (21.46%)    (7.22%)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            16,117   $47,708   $  55,259   $ 51,964
Ratio of Expenses to Average Net Assets(2)                                  1.11%*    1.11%       1.11%      1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.45%*    0.18%       0.26%      0.10%
Portfolio Turnover Rate                                                      251%++    193%        157%       118%
-----------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.10%*    1.10%       1.11%      1.14%
-----------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
++ Amount is less than $0.005
++  Not Annualized
    The accompanying notes are an integral part of the financial statements.

50

Financial Highlights
STRATEGIC SMALL VALUE PORTFOLIO
Institutional Class

                                                              JUNE 30, 2000**
                                                                    TO              YEAR ENDED
                                                               SEPTEMBER 30,       SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000           2001       2002
- -------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $         10.00   $  10.62   $  10.51
- -------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                           0.03       0.09       0.05+
  Net Realized and Unrealized Gain (Loss) on Investments                 0.59      (0.15)     (0.24)
- -------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.62      (0.06)     (0.19)
- -------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                    --      (0.05)     (0.05)
  Realized Net Gain                                                        --         --      (0.43)
- -------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --      (0.05)     (0.48)
- -------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $         10.62   $  10.51   $   9.84
- -------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            6.20%++   (0.60%)    (2.41%)
- -------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $         2,506   $  2,434   $ 20,396
Ratio of Expenses to Average Net Assets(1)                              1.31%*     1.15%      1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets             1.15%*     0.73%      0.43%
Portfolio Turnover Rate                                                   33%++      80%       131%
- -------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                4.23%*     1.85%      0.94%
  Ratio Including Expense Offsets                                       1.15%*     1.15%      1.15%
- -------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Institutional Class Shares
+  Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              51

Financial Highlights
VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1998         1999        2000       2001       2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.37   $    15.16   $  13.59   $  12.86   $  13.80
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.34         0.21+      0.16+      0.19+      0.16+
  Net Realized and Unrealized Gain (Loss) on Investments           (3.38)        1.11       0.95       0.93      (3.14)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (3.04)        1.32       1.11       1.12      (2.98)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.36)       (0.28)     (0.18)     (0.18)     (0.17)
  Realized Net Gain                                                (1.81)       (2.61)     (1.66)        --         --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (2.17)       (2.89)     (1.84)     (0.18)     (0.17)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    15.16   $    13.59   $  12.86   $  13.80   $  10.65
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (16.41%)       8.30%      9.67%      8.68%    (21.93%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $2,288,236   $1,079,356   $690,859   $656,007   $456,996
Ratio of Expenses to Average Net Assets(1)                         0.60%        0.63%      0.61%      0.62%      0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets        1.76%        1.38%      1.32%      1.26%      1.09%
Portfolio Turnover Rate                                              56%          53%        50%        38%        42%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                  0.59%        0.62%      0.60%      0.61%      0.64%
---------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                                YEAR ENDED SEPTEMBER 30,
                                                                 1998         1999        2000       2001       2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.36   $    15.15   $  13.58   $  12.86   $  13.80
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.31         0.19+      0.15+      0.16+      0.14+
  Net Realized and Unrealized Gain (Loss) on Investments           (3.38)        1.12       0.94       0.93      (3.15)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (3.07)        1.31       1.09       1.09      (3.01)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.33)       (0.27)     (0.15)     (0.15)     (0.14)
  Realized Net Gain                                                (1.81)       (2.61)     (1.66)        --         --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (2.14)       (2.88)     (1.81)     (0.15)     (0.14)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    15.15   $    13.58   $  12.86   $  13.80   $  10.65
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (16.55%)       8.20%      9.50%      8.46%    (22.06%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   24,527   $    9,673   $  4,069   $ 19,552   $ 19,440
Ratio of Expenses to Average Net Assets(2)                         0.75%        0.78%      0.76%      0.77%      0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets        1.62%        1.25%      1.19%      1.08%      0.94%
Portfolio Turnover Rate                                              56%          53%        50%        38%        42%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                  0.74%        0.77%      0.75%      0.76%      0.79%
---------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

52

Financial Highlights
VALUE PORTFOLIO
Adviser Class

                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  20.35   $  15.13   $  13.57   $  12.83   $  13.78
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.29       0.17+      0.13+      0.15+      0.12+
  Net Realized and Unrealized Gain (Loss) on Investments         (3.38)      1.12       0.94       0.94      (3.14)
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (3.09)      1.29       1.07       1.09      (3.02)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.32)     (0.24)     (0.15)     (0.14)     (0.13)
  Realized Net Gain                                              (1.81)     (2.61)     (1.66)        --         --
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (2.13)     (2.85)     (1.81)     (0.14)     (0.13)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  15.13   $  13.57   $  12.83   $  13.78   $  10.63
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (16.66%)     8.10%      9.31%      8.49%    (22.17%)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $325,272   $254,483   $301,497   $805,799   $534,668
Ratio of Expenses to Average Net Assets(1)                       0.85%      0.88%      0.86%      0.87%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      1.52%      1.10%      1.05%      0.99%      0.84%
Portfolio Turnover Rate                                            56%        53%        50%        38%        42%
-----------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.84%      0.87%      0.85%      0.86%      0.89%
-----------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              53

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2002, the Fund was comprised of twenty-two active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Small Value and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short-term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Trustees, although actual calculations may be done by others.

2. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

  A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

54

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

  Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2002 the investment advisory fees of each of the Portfolios were:

                                  ANNUAL        VOLUNTARY EXPENSE LIMITATIONS
                                INVESTMENT   ------------------------------------
                                 ADVISORY    INSTITUTIONAL   INVESTMENT   ADVISER
PORTFOLIO                          FEE           CLASS         CLASS       CLASS
- ---------------------------------------------------------------------------------
Equity                               0.500%             --%          --%       --%
Mid Cap Growth                       0.500              --           --        --
Mid Cap Value                        0.750              --           --        --
Small Cap Growth                     1.000            1.15           --      1.40
Small Cap Value                      0.750              --           --        --
Strategic Small Value                1.000            1.15           --        --
Value                                0.500              --           --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. TRUSTEES' FEES. Each Trustee of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred portions are treated, based on an election by the Trustee, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at September 30, 2002, totaled $372,000 and are included in Trustees' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets. The deferred portion of Trustees' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Trustee. For the fiscal year ended September 30, 2002, Trustees' Fees

2002 ANNUAL REPORT
September 30, 2002
                                                                              55

and Expenses were reduced by approximately $160,000 due to these fluctuations.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. Purchases and Sales of Securities: For the year ended September 30, 2002, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                                         (000)
                                                ------------------------
PORTFOLIO                                       PURCHASES       SALES
- ------------------------------------------------------------------------
Equity                                          $  279,061    $  442,947
Mid Cap Growth                                   3,141,795     3,747,221
Mid Cap Value                                    1,763,828     1,892,549
Small Cap Growth                                   346,689       450,610
Small Cap Value                                  1,135,602     1,464,975
Strategic Small Value                               30,288        10,503
Value                                              619,352       772,391

There were no purchases or sales of long-term U.S. government securities.

2. During the fiscal year ended September 30, 2002, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                                  BROKER
                                                             COMMISSIONS
PORTFOLIO                                                          (000)
- ------------------------------------------------------------------------
Equity                                                               $70
Mid Cap Growth                                                        85
Mid Cap Value                                                         37
Small Cap Growth                                                      11
Small Cap Value                                                       18
Value                                                                 80

H. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at September 30, 2002 were as follows:

                                                      VALUE OF         VALUE
                                                        LOANED            OF
                                                    SECURITIES    COLLATERAL
PORTFOLIO                                                (000)         (000)
- ----------------------------------------------------------------------------
Equity                                                 $11,416       $11,782
Value                                                   63,295        64,662

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                              NET INTEREST
                                                                 EARNED BY
                                                                 PORTFOLIO
PORTFOLIO                                                            (000)
- --------------------------------------------------------------------------
Equity                                                                $ 75
Value                                                                  234

I. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, and Strategic Small Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2001 and 2002 was as follows:

                                              (000)
                       ----------------------------------------------------
                          2001 DISTRIBUTIONS          2002 DISTRIBUTIONS
                              PAID FROM:                  PAID FROM:
                       ------------------------    ------------------------
                       ORDINARY     LONG-TERM      ORDINARY     LONG-TERM
PORTFOLIO               INCOME     CAPITAL GAIN     INCOME     CAPITAL GAIN
- ---------------------------------------------------------------------------
Equity                 $ 50,597      $56,150       $ 2,873        $   --
Mid Cap Growth          289,746       76,385            --            --
Mid Cap Value           192,851        7,657         1,189            --
Small Cap Growth         19,700        1,542            --            --
Small Cap Value          89,133       20,664         3,166         2,110
Strategic Small Value        11           --            74            37
Value                    15,996           --        14,798            --

56

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as REIT adjustments, gain
(loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                               (000)
                                                          ---------------
                                                           UNDISTRIBUTED
PORTFOLIO                                                 ORDINARY INCOME
- -------------------------------------------------------------------------
Equity                                                              $ 647
Small Cap Value                                                     2,304
Strategic Small Value                                                  24
Value                                                               3,760

At September 30, 2002, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                 (000)
                       ----------------------------------------------------------
                                        GROSS           GROSS            NET
PORTFOLIO                 COST       APPRECIATION    DEPRECIATION    DEPRECIATION
- ---------------------------------------------------------------------------------
Equity                 $  218,010    $      9,623    $    (43,460)    $ (33,837)
Mid Cap Growth            974,112          32,108        (152,096)     (119,988)
Mid Cap Value           1,097,385          43,654        (325,861)     (282,207)
Small Cap Growth          102,582           4,789         (19,317)      (14,528)
Small Cap Value           730,462          59,007        (142,762)      (83,755)
Strategic Small Value      23,325             373          (3,481)       (3,108)
Value                   1,329,028          78,345        (304,933)     (226,588)

At September 30, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                               EXPIRATION DATE
                                                SEPTEMBER 30,
                                                    (000)
                                       --------------------------------
PORTFOLIO                               2008       2009         2010
- -----------------------------------------------------------------------
Equity                                 $    --    $ 9,611    $   71,011
Mid Cap Growth                              --     16,101     1,000,928
Mid Cap Value                               --        493       102,896
Small Cap Growth                            --      2,561        99,359
Small Cap Value                             --         --       120,476
Strategic Small Value                       --         --             2
Value                                   16,828      3,629        15,692

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2002, the following Portfolios may elect to defer capital and currency losses occurring between November 1, 2001 and September 30, 2002 up to the following amounts:

                                          POST-OCTOBER      POST-OCTOBER
                                         CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                                    (000)              (000)
- --------------------------------------------------------------------------
Equity                                         $ 32,684                $--
Mid Cap Growth                                  300,192                 --
Mid Cap Value                                   106,142                 --
Small Cap Growth                                 17,647                  5
Strategic Small Value                               233                 --
Value                                            90,157                 --

J. CHANGE IN INDEPENDENT AUDITORS. On June 6, 2002, Deloitte & Touche LLP resigned as independent auditors of the Fund. The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through June 6, 2002, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Fund, with the approval of its Board of Trustees and Audit Committee, has engaged Ernst & Young LLP as its independent auditors.

2002 ANNUAL REPORT
September 30, 2002
                                                                              57

K. OTHER. At September 30, 2002, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                                     PERCENTAGE
                                                    OF OWNERSHIP
                                       --------------------------------------
                                       INSTITUTIONAL    INVESTMENT    ADVISER
PORTFOLIOS                                 CLASS          CLASS        CLASS
- -----------------------------------------------------------------------------
Equity                                          24.9%           --%      96.2%
Mid Cap Growth                                  33.8            --       72.1
Mid Cap Value                                   23.2          33.6       42.1
Small Cap Growth                                28.8            --      100.0
Small Cap Value                                 16.9            --       69.1
Strategic Small Value                           91.2            --         --
Value                                           36.9          91.6       96.4

58

Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley Institutional Fund Trust

We have audited the accompanying statements of net assets of the Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Strategic Small Value Portfolio and Value Portfolio (the "Funds") (seven of the portfolios constituting the Morgan Stanley Institutional Fund Trust) as of September 30, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for each of the two years in the period then ended were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on that statement and those financial highlights. The financial highlights for each of the two years in the period ended September 30, 1999 were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned seven Funds of Morgan Stanley Institutional Fund Trust, at September 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 15, 2002

2002 ANNUAL REPORT
September 30, 2002
                                                                              59

Federal Income Tax Information: (Unaudited)

Each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                                            LONG-TERM
                                                       CAPITAL GAIN - 20%
PORTFOLIO                                                     (000)
- --------------------------------------------------------------------------
Small Cap Value                                                     $2,110
Strategic Small Value                                                   37

For the year ended September 30, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

PORTFOLIO                                                     AMOUNT
- --------------------------------------------------------------------
Equity                                                         100.0%
Mid Cap Value                                                   99.9
Small Cap Value                                                100.0
Strategic Small Value                                           29.0
Value                                                          100.0

For the year ended September 30, 2002*, the Portfolios earned no income from direct U.S. Treasury Obligations.

* Amounts for the period ending December 31, 2002 will be provided with Form 1099-DIV to be mailed in January 2003.

60

Trustee and Officer Information (Unaudited)

Independent Trustees:

                                                                                                             Number of
                                         Term of                                                             Portfolios in
                                         Office and                                                          Fund
                           Position(s)   Length of                                                           Complex
Name, Age and Address of   Held with     Time                                                                Overseen by
Trustee                    Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------   -----------   ----------   --------------------------------------------------------------------
John D. Barrett II (67)    Trustee       Trustee      Chairman and Director of Barrett Associates, Inc.      72
565 Fifth Avenue                         since        (investment counseling).
New York, NY 10017                       2001

Thomas P. Gerrity (61)     Trustee       Trustee      Professor of Management, formerly Dean, Wharton        72
219 Grays Lane                           since        School of Business, University of Pennsylvania;
Haverford, PA 19041                      1996         formerly Director, IKON Office Solutions, Inc.,
                                                      Fiserv, Digital Equipment Corporation, Investor
                                                      Force Holdings, Inc. and Union Carbide Corporation.

Gerard E. Jones (65)       Trustee       Trustee      Of Counsel, Shipman & Goodwin, LLP (law firm).         72
Shipman & Goodwin, LLP                   since
43 Arch Street                           2001
Greenwich, CT 06830

Joseph J. Kearns (60)      Trustee       Trustee      Investment consultant; formerly CFO of The J. Paul     72
6287 Via Escondido                       since        Getty Trust.
Malibu, CA 90265                         1994

Vincent R. McLean (71)     Trustee       Trustee      Formerly Executive Vice President, Chief Financial     72
702 Shackamaxon Drive                    since        Officer, Director and Member of the Executive
Westfield, NJ 07090                      1996         Committee of Sperry Corporation (now part of Unisys
                                                      Corporation).

C. Oscar Morong, Jr.       Trustee       Trustee      Managing Director, Morong Capital Management;          72
(67)                                     since        formerly Senior Vice President and Investment
1385 Outlook Drive West                  1993         Manager for CREF, TIAA-CREF Investment Management,
Mountainside, NJ 07092                                Inc. (investment management); formerly Director, The
                                                      Indonesia Fund (mutual fund).

William G. Morton, Jr.     Trustee       Trustee      Chairman Emeritus and former Chief Executive Officer   72
(65)                                     since        of Boston Stock Exchange.
304 Newbury Street, #560                 2001
Boston, MA 02115

Michael Nugent (66)        Trustee       Trustee      General Partner, Triumph Capital, L.P. (private        201
c/o Triumph Capital,                     since        investment partnership); formerly, Vice President,
L.P.                                     2001         Bankers Trust Company and BT Capital Corporation.
237 Park Avenue
New York, NY 10017

Fergus Reid (70)           Trustee       Trustee      Chairman and Chief Executive Officer of Lumelite       72
85 Charles Colman Blvd.                  since        Plastics Corporation.
Pawling, NY 12564                        2001


Name, Age and Address of  Other Directorships Held by
Trustee                   Trustee
- ------------------------  --------------------------------------
John D. Barrett II (67)   Director of the Ashforth Company (real
565 Fifth Avenue          estate).
New York, NY 10017

Thomas P. Gerrity (61)    Director, ICG Commerce, Inc.; Sunoco;
219 Grays Lane            Fannie Mae; Reliance Group Holdings,
Haverford, PA 19041       Inc., CVS Corporation and
                          Knight-Ridder, Inc.

Gerard E. Jones (65)      Director of Tractor Supply Company,
Shipman & Goodwin, LLP    Tiffany Foundation, and Fairfield
43 Arch Street            County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (60)     Director, Electro Rent Corporation and
6287 Via Escondido        The Ford Family Foundation.
Malibu, CA 90265

Vincent R. McLean (71)    Director, Banner Life Insurance Co.;
702 Shackamaxon Drive     William Penn Life Insurance Company of
Westfield, NJ 07090       New York.

C. Oscar Morong, Jr.      Trustee of the mutual funds in the
(67)                      Smith Barney/CitiFunds fund complex;
1385 Outlook Drive West   Director, Ministers and Missionaries
Mountainside, NJ 07092    Benefit Board of American Baptist
                          Churches.

William G. Morton, Jr.    Director of Radio Shack Corporation
(65)                      (electronics).
304 Newbury Street, #560
Boston, MA 02115

Michael Nugent (66)       Director of various business
c/o Triumph Capital,      organizations; Chairman of the
L.P.                      Insurance Committee and Director or
237 Park Avenue           Trustee of the retail families of
New York, NY 10017        funds advised by Morgan Stanley
                          Investment Advisors Inc.

Fergus Reid (70)          Trustee and Director of approximately
85 Charles Colman Blvd.   30 investment companies in the
Pawling, NY 12564         JPMorgan Funds complex managed by
                          JPMorgan Investment Management Inc.

2002 ANNUAL REPORT
September 30, 2002
                                                                              61

Interested Trustees:

                                                                                                             Number of
                                         Term of                                                             Portfolios in
                                         Office and                                                          Fund
                           Position(s)   Length of                                                           Complex
Name, Age and Address of   Held with     Time                                                                Overseen by
Trustee                    Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------   -----------   ----------   --------------------------------------------------------------------
Barton M. Biggs (69)          Chairman      Chairman     Chairman, Director and Managing Director of Morgan     72
1221 Avenue of the Americas   and Trustee   and          Stanley Investment Management Inc. and Chairman and
New York, NY 10020                          Trustee      Director of Morgan Stanley Investment Management
                                            since        Limited; Managing Director of Morgan Stanley & Co.
                                            2001         Incorporated; Director and Chairman of the Board of
                                                         various U.S. registered companies managed by Morgan
                                                         Stanley Investment Management Inc.

Ronald E. Robison (63)        President     President    President and Trustee; Chief Global Operations         72
1221 Avenue of the Americas   and Trustee   and          Officer and Managing Director of Morgan Stanley
New York, NY 10020                          Trustee      Investment Management Inc.; Managing Director of
                                            since        Morgan Stanley & Co. Incorporated; formerly,
                                            2001         Managing Director and Chief Operating Officer of TCW
                                                         Investment Management Company; Director and
                                                         President of various funds in the Fund Complex.


Name, Age and Address of     Other Directorships Held by
Trustee                      Trustee
- ------------------------     ------------------------------
Barton M. Biggs (69)         Member of the Yale Development
1221 Avenue of the Americas  Board
New York, NY 10020

Ronald E. Robison (63)
1221 Avenue of the Americas
New York, NY 10020

- ------------------------

* Each Trustee serves an indefinite term, until his or her successor is elected. ** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

62

Officers:

                                             Position(s)   Term of Office
                                             Held with     and Length of
Name, Age and Address of Executive Officer   Registrant    Time Served*
- ------------------------------------------   -----------   ---------------
Ronald E. Robison (63)                       President     President since
Morgan Stanley Investment Management Inc.    and Trustee   2001
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (35)                       Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Lorraine Truten (41)                         Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Mary E. Mullin (35)                          Secretary     Secretary since
Morgan Stanley Investment Management Inc.                  2001
1221 Avenue of the Americas
New York, NY 10020

James W. Garrett (33)                        Treasurer     Treasurer since
Morgan Stanley Investment Management Inc.                  2002
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                        Assistant     Assistant
J.P. Morgan Investor Service Co.             Treasurer     Treasurer since
73 Tremont Street                                          2002
Boston, MA 02108-3913


Name, Age and Address of Executive Officer  Principal Occupation(s) During Past 5 Years
- ------------------------------------------  ------------------------------------------------------------
Ronald E. Robison (63)                      Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                 President of various U.S. registered investment companies
New York, NY 10020                          managed by Morgan Stanley Investment Management Inc.;
                                            Previously, Managing Director and Chief Operating Officer of
                                            TCW Investment Management Company.
Stefanie V. Chang (35)                      Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                          (now Clifford Chance Rogers & Wells LLP); Vice President of
                                            certain funds in the Fund Complex.
Lorraine Truten (41)                        Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.   Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                 Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                          Distribution, Inc. formerly, President of Morgan Stanley
                                            Institutional Fund Trust; Vice President of certain funds in the Fund Complex.
Mary E. Mullin (35)                         Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firms of McDermott, Will
New York, NY 10020                          & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                            Secretary of certain funds in the Fund Complex.
James W. Garrett (33)                       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc. and Treasurer of
1221 Avenue of the Americas                 various U.S. registered investment companies managed by
New York, NY 10020                          Morgan Stanley Investment Management Inc.; Formerly, with
                                            Price Waterhouse LLP (now PricewaterhouseCoopers LLP).
Belinda A. Brady (34)                       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.            Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                           Company); formerly, Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                       (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                            certain funds in the Fund Complex.

- ------------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

CUSTODIAN

JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

(C) 2002 Morgan Stanley

MORGAN STANLEY LOGO                                             934-anrpteq-1102

2003 SEMI-ANNUAL REPORT
March 31, 2003

[MORGAN STANLEY LOGO]

Morgan Stanley Institutional Fund Trust

EQUITY PORTFOLIOS

Equity Portfolio
Mid Cap Growth Portfolio
Small Cap Growth Portfolio
Strategic Small Value Portfolio
U.S. Mid Cap Core Portfolio
U.S. Small Cap Core Portfolio
Value Portfolio

2003 SEMI-ANNUAL REPORT
March 31, 2003

Table of Contents

President's Letter                                          1
-------------------------------------------------------------
INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS
Equity Portfolio                                            2
-------------------------------------------------------------
Mid Cap Growth Portfolio                                    6
-------------------------------------------------------------
Small Cap Growth Portfolio                                 10
-------------------------------------------------------------
Strategic Small Value Portfolio                            14
-------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                19
-------------------------------------------------------------
U.S. Small Cap Core Portfolio                              24
-------------------------------------------------------------
Value Portfolio                                            29
-------------------------------------------------------------
STATEMENTS OF OPERATIONS                                   33
-------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                        35
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       39
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              48
-------------------------------------------------------------

This report is authorized for
distribution only when preceded or
accompanied by the prospectuses of the
Morgan Stanley Institutional Fund
Trust. To receive a prospectus, which
contains more complete information such
as charges, expenses, risk
considerations and describes in detail
each of the Portfolio's investment
policies to the prospective investor,
please call 1 (800) 354-8185. Please
read the prospectuses carefully before
you invest or send money.

2003 SEMI-ANNUAL REPORT
March 31, 2003
                                                                               1

President's Letter

Dear Shareholders:

The uncertainty of war weighed on all markets, not just stocks. As the war approached in fall of 2002, stocks slid, the dollar fell, gold soared, and oil spiked. In the end, America's military might overwhelmed Saddam Hussein's bluster. Peace, although still not secure, lifted a great weight off of equities. As the war's outcome became clear, stocks rallied, reversing most of the year's losses. The rally could get another leg up as the economic recovery strengthens.

The broad equity indexes hit bottom in October 2002, making yet another new low for the bear market. From its peak in March 2000, the S&P 500 lost 49.1% (price return) of its value. From those 2002 lows, the S&P 500 and other stock indexes rallied strongly through the end of the year, only to see those gains largely erased in the early months of 2003. Days before U.S. troops moved into Iraq, equities surged again, bringing the six-month performance into solidly positive territory. From September 2002 to March 2003, the S&P 500 gained 4.0% (price return), while the Dow Jones increased 5.3% (price return).

The Nasdaq, after an excruciating bear market, managed to outshine the broader indexes. As most stocks whipsawed up and down, technology stocks managed to enjoy the upside while avoiding much of the downside. For the six months ending March 2003, the index gained 14.4% (price return), compared to the Wilshire 5000, which rose just 3.6% (price return).

In keeping with technology growth bias, the S&P Barra Growth index rose 5.4% (price return), outperforming Value index by 280 basis points. Large-capitalization stocks also outperformed mid- and small-caps. The S&P Midcap index rose just 0.5% (price return), while the small-cap Russell 2000 gained a similar 0.6%; those indexes underperformed the large-cap S&P 500 by 350 and 340 basis points, respectively.

After a crushing profits recession in 2001 and early 2002, corporate earnings at last turned to the upside in the second quarter of 2002. Two quarters later, earnings increased year over year by 10.5%, and by the first quarter of 2003, they rose 12.9%. The strongest earnings gains by far were in the Energy sector, driven by elevated oil prices. Beyond that, earnings for the Consumer Discretionary and Technology sectors outpaced the overall market. Despite significant changes in market prices, the S&P 500's price-to-earnings ratio based on trailing earnings remained fairly steady over the past six months, ending in March 2003 at 30.3.

In November 2002, the Federal Reserve dropped the already low fed funds rate another 50 basis points to 1.25%. As the United States prepared for war in Iraq, the Fed refused to give its usual assessment of the economy: "In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth." Despite the Federal Reserve's fears, the economy managed to grow in the fourth quarter of 2002 and the first quarter of 2003, albeit at a very anemic pace.

Bonds continued to move in opposition to stocks during the six months ending March 2003. During that time, the Lehman Brothers Aggregate Bond index rose 2.3% (total return). Long-term government and treasury issues lagged shorter-term issues, rising 1.5% and 1.6% (total return) over the six-month period, respectively. Treasury yields dropped across the yield curve, although the outsized drop in short-term yields steepened the curve. The 3-month Treasury bill yield fell 439 basis points to end March at a historically low 1.11%. By contrast, the 10-Year Treasury Note shed just 24 basis points.

OUTLOOK

In keeping with historical precedent, stocks could surge over the next few months. During previous crises, stocks typically bounced back after the initial shock. In 1941, in the weeks after the attack on Pearl Harbor, the Dow slumped 9%, but then regained 7% (price return) the following month. In 1950, the North Korean invasion of South Korea sent the Dow plunging by 12%, but stocks shot back up 14% (price return) a few months later when North Korean troops were stopped at Inchon. In 1991, in the first Gulf War, the Dow fell by 6%, but then roared back 18% (price return) when the conflict was over. As geopolitical issues recede from the headlines, stocks could enter a similar post-crisis rally.

Financial markets can then refocus on an economic recovery that was interrupted by war, but ultimately not derailed. Consumer spending habits held steady, despite a significant drop in confidence before the war. As peace settles in, consumers should regain confidence in the markets and economy. Business investment had already stabilized before the war and experts continue to underestimate the potential recovery in business spending. Corporate earnings are on the mend and posted strong positive surprises for the first quarter of 2003. With a weaker dollar, American companies earn more abroad, which could further fuel earnings over the next few quarters. Despite many recent travails, there continue to be brighter prospects for the economy, earnings, and the markets.

OTHER DEVELOPMENTS

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
May 2003

2
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.
AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
EQUITY PORTFOLIO

                                        Six       One       Five      Ten
                                       Months     Year      Years    Years
------------------------------------------------------------------------------
Institutional Class (1)                2.98%    (28.62%)   (6.40%)   5.68%
------------------------------------------------------------------------------
Adviser Class (3)                      2.85%    (28.75%)   (6.63%)      --
------------------------------------------------------------------------------
S&P 500 Index **                       5.03%    (24.76%)   (3.77%)   8.53%
------------------------------------------------------------------------------

* Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the S&P 500 Index, an unmanaged market index.

(1) Represents an investment in the Institutional Class which commenced operations 11/14/84.

(3) Represents an investment in the Adviser Class which commenced operations 1/16/98.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

                                                                               3
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

EQUITY PORTFOLIO
COMMON STOCKS (97.7%)

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
BASIC RESOURCES (3.1%)
Air Products & Chemicals, Inc.                          57,100   $    2,366
Engelhard Corp.                                         72,800        1,559
International Paper Co.                                 40,800        1,379
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,304
---------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (4.3%)
Adolph Coors Co., Class B                               18,600          902
Avon Products, Inc.                                     34,900        1,991
Coca-Cola Co. (The)                                     66,600        2,696
Proctor & Gamble Co.                                    20,700        1,844
---------------------------------------------------------------------------
GROUP TOTAL                                                           7,433
---------------------------------------------------------------------------
CONSUMER DURABLES (1.3%)
Delphi Corp.                                            62,900          429
Ford Motor Co.                                          59,100          444
*General Motors Corp.                                   12,900          434
Masco Corp.                                             51,000          950
---------------------------------------------------------------------------
GROUP TOTAL                                                           2,257
---------------------------------------------------------------------------
CONSUMER SERVICES (2.8%)
*AOL Time Warner, Inc.                                  49,100          533
*International Game Technology                           9,200          754
*(a)Park Place Entertainment Corp.                      61,800          440
*Viacom, Inc., Class B                                  65,300        2,385
Walt Disney Co.                                         44,200          752
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,864
---------------------------------------------------------------------------
ENERGY (5.0%)
Exxon Mobil Corp.                                       73,400        2,565
Royal Dutch Petroleum Co.                               54,400        2,217
(a)TotalFinaElf S.A. ADR                                60,400        3,822
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,604
---------------------------------------------------------------------------
FINANCIAL SERVICES (21.2%)
American Express Co.                                    15,000          498
American International Group, Inc.                      24,900        1,231
Bank of America Corp.                                   72,700        4,859
Chubb Corp.                                              9,800          434
Citigroup, Inc.                                         99,700        3,435
Comerica, Inc.                                          94,600        3,583
Fannie Mae                                              15,100          987
Freddie Mac                                             52,000        2,761
Goldman Sachs Group, Inc. (The)                         25,800        1,757
Lehman Brothers Holdings, Inc.                          19,400        1,120
MBNA Corp.                                             180,500        2,717
Mellon Financial Corp.                                 121,300        2,579
Merrill Lynch & Co., Inc.                               12,300          435
PNC Financial Services Group                            64,100        2,717
Principal Financial Group                               36,300          985

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
Travelers Property Casualty Corp., Class A               4,100   $       58
Travelers Property Casualty Corp., Class B               6,900           97
U.S. BanCorp                                           189,500        3,597
Wachovia Corp.                                          16,200          552
*Wells Fargo & Co.                                      42,600        1,917
---------------------------------------------------------------------------
GROUP TOTAL                                                          36,319
---------------------------------------------------------------------------
FOOD & TOBACCO (3.1%)
Altria Group, Inc.                                      64,400        1,929
Unilever N.V.                                           55,400        3,293
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,222
---------------------------------------------------------------------------
HEALTH CARE (14.9%)
Abbott Labs, Inc.                                       32,400        1,218
*Amgen, Inc.                                            26,400        1,519
Baxter International, Inc.                              12,800          239
*Boston Scientific Corp.                                12,600          514
Bristol-Myers Squibb Co.                               152,700        3,226
CIGNA Corp.                                             15,700          718
HCA, Inc.                                               16,200          670
*Health Net, Inc.                                       45,500        1,218
Merck & Co., Inc.                                       72,600        3,977
Pfizer, Inc.                                           183,400        5,715
Pharmacia Corp.                                         30,000        1,299
Wyeth                                                  139,500        5,276
---------------------------------------------------------------------------
GROUP TOTAL                                                          25,589
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (11.3%)
Boeing Co. (The)                                        32,100          804
Caterpillar, Inc.                                       48,400        2,381
Cooper Industries Ltd., Class A                         42,500        1,518
General Electric Co.                                   220,600        5,625
Honeywell International, Inc.                          103,500        2,211
Northrop Grumman Corp.                                  13,200        1,133
Tyco International Ltd.                                258,700        3,327
*United Technologies Corp.                              39,500        2,282
---------------------------------------------------------------------------
GROUP TOTAL                                                          19,281
---------------------------------------------------------------------------
RETAIL (9.4%)
*Best Buy Co., Inc.                                    168,100        4,534
CVS Corp.                                               22,700          541
*Federated Department Stores, Inc.                     117,400        3,290
Home Depot, Inc.                                        59,800        1,457
*Kroger Co.                                             55,600          731
Limited Brands, Inc.                                    70,200          903
McDonald's Corp.                                        55,900          808
Wal-Mart Stores, Inc.                                   73,700        3,835
---------------------------------------------------------------------------
GROUP TOTAL                                                          16,099
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

4
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
TECHNOLOGY (17.5%)
*Accenture Ltd., Class A                               106,300   $    1,648
*Analog Devices, Inc.                                   28,500          784
*Applied Materials, Inc.                                99,900        1,257
*BMC Software, Inc.                                     57,600          869
*Check Point Software Technologies Ltd.                169,600        2,454
*Cisco Systems, Inc.                                    79,200        1,022
*Comcast Corp., Class A                                 83,800        2,304
*Dell Computer Corp.                                    24,900          680
Hewlett-Packard Co.                                    211,397        3,287
Intel Corp.                                             24,800          404
International Business Machines Corp.                   35,300        2,769
*Maxim Integrated Products, Inc.                        17,100          618
Microsoft Corp.                                        285,700        6,917
Motorola, Inc.                                         134,300        1,109
(a)Nokia Oyj ADR, Class A                              125,300        1,755
*Oracle Corp.                                          104,100        1,129
*Qualcomm, Inc.                                         16,900          609
*Sun Microsystems, Inc.                                 93,900          306
---------------------------------------------------------------------------
GROUP TOTAL                                                          29,921
---------------------------------------------------------------------------
UTILITIES (3.8%)
*Exelon Corp.                                           54,400        2,742
SBC Communications, Inc.                                50,400        1,011
*Verizon Communications, Inc.                           79,800        2,821
---------------------------------------------------------------------------
GROUP TOTAL                                                           6,574
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $179,926)                                 167,467
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       ------
SHORT-TERM INVESTMENTS (3.3%)
---------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (2.0%)
Banco Bilbao Vizcaya Argentaria, NY, 1.36%, 4/24/03    $   213          213
CC USA, Inc., 1.34%, 2/6/04                                 76           76
CDC IXIS, 1.38%, 4/1/03                                    152          152
Credit Industriel Et Commercial, NY, 1.29%, 4/28/03        143          143
Credit Industriel Et Commercial, NY, 1.27%, 4/24/03         30           30
CS First Boston, 1.38%, 4/1/03                           1,518        1,518
Dorada Finance, Inc., 1.34%, 2/5/04                         76           76
General Electric Capital Corp., 1.40%, 7/17/03             106          106
UBS Warburg LLC, 1.35%, 4/1/03                             729          729
Wells of Grand Cayman, 1.38%, 4/1/03                       152          152
Westdeutsche Landesbank AG, NY, 1.22%, 5/14/03             150          150
---------------------------------------------------------------------------
GROUP TOTAL                                                           3,345
---------------------------------------------------------------------------
                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (0.4%)
AIM S.T. Investments Co.                               106,261   $      106
Evergreen Select Money Market Fund                     106,261          106
Federated Prime Cash Obligations Fund                  106,261          106
Merrimac Cash Series Fund                              106,261          106
Merrill Lynch Premier Institutional Fund               106,261          106
One Group Institutional Prime Money Market Fund         75,901           76
Reserve Primary Money Market Fund                       75,901           76
---------------------------------------------------------------------------
GROUP TOTAL                                                             682
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       ------
REPURCHASE AGREEMENT (0.9%)
**J.P. Morgan Securities, Inc., 1.25%, dated 3/31/03,
 due 4/1/03                                            $ 1,647        1,647
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,674)                            5,674
---------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $185,600)                          173,141
---------------------------------------------------------------------------
                                                         VALUE
                                                         (000)
---------------------------------------------------------------------------
OTHER ASSETS (1.5%)
Receivable for Investments Sold                          2,300
Dividends Receivable                                       317
Other                                                        2        2,619
---------------------------------------------------------------------------
LIABILITIES (-2.5%)
Collateral on Securities Loaned, at Value               (4,027)
Payable for Investment Advisory Fees                      (219)
Payable for Administration Fees                            (22)
Payable for Trustees' Fees and Expenses                    (19)
Other Liabilities                                          (33)      (4,320)
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $  171,440
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  313,867
 Undistributed (Distributions in Excess of) Net Investment
   Income                                                               625
 Accumulated Net Realized Gain (Loss)                              (130,593)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (12,459)
---------------------------------------------------------------------------
NET ASSETS                                                       $  171,440
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

                                                                               5
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                                      (000)
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS                                                       $  170,889
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
Applicable to 23,271,692 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $     7.34
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS                                                       $      551
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
Applicable to 75,164 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $     7.33
---------------------------------------------------------------------------

*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
(a)  All or a portion of security on loan at March 31, 2003.

    The accompanying notes are an integral part of the financial statements.

6
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalization of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.
AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                     Six       One       Five      Ten
                                    Months     Year      Years    Years
---------------------------------------------------------------------------
Institutional Class (1)             5.06%    (26.71%)   (2.63%)   9.99%
---------------------------------------------------------------------------
Adviser Class (3)                   4.98%    (26.89%)   (2.86%)      --
---------------------------------------------------------------------------
Russell Mid Cap Growth Index**      9.14%    (26.11%)   (4.01%)   6.61%
---------------------------------------------------------------------------

* Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the Russell Mid Cap Growth Index, an unmanaged market index.

(1) Represents an investment in the Institutional Class which commenced operations 3/30/90.

(3) Represents an investment in the Adviser Class which commenced operations 1/31/97.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

                                                                               7
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

MID CAP GROWTH PORTFOLIO
COMMON STOCKS (99.4%)

                                                                       VALUE
                                                       SHARES          (000)
----------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.5%)
C.H. Robinson Worldwide, Inc.                         200,800   $      6,566
Expeditors International of Washington, Inc.          237,725          8,546
Harley-Davidson, Inc.                                  93,500          3,713
----------------------------------------------------------------------------
GROUP TOTAL                                                           18,825
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (34.0%)
*Abercrombie & Fitch Co., Class A                     529,825         15,911
*Amazon.Com, Inc.                                     174,200          4,534
*Apollo Group, Inc., Class A                          153,600          7,665
*Autozone, Inc.                                        44,000          3,023
*Bed Bath & Beyond, Inc.                              228,800          7,903
Carnival Corp.                                        159,900          3,855
CBRL Group, Inc.                                      170,750          4,687
*CDW Computer Centers, Inc.                            91,580          3,737
*Chico's FAS, Inc.                                    449,800          8,996
*ChoicePoint, Inc.                                    177,033          6,001
*Coach, Inc.                                           58,800          2,254
Dollar General Corp.                                  300,475          3,669
*Dollar Tree Stores, Inc.                             691,550         13,762
*EchoStar Communications Corp.                        194,300          5,611
*Electronic Arts, Inc.                                214,000         12,549
*GTECH Holdings Corp.                                 530,041         17,311
*International Game Technology                        115,250          9,439
*Iron Mountain, Inc.                                  231,425          8,852
*Krispy Kreme Doughnuts, Inc.                         161,850          5,480
Mattel, Inc.                                          512,950         11,541
Newell Rubbermaid, Inc.                               294,200          8,341
Outback Steakhouse, Inc.                              213,650          7,559
*Pixar, Inc.                                          105,400          5,700
Radio One, Inc., Class A                              537,575          7,118
*Starbucks Corp.                                      349,000          8,990
*Univision Communications, Inc., Class A              381,275          9,345
*USA Interactive, Inc.                                482,700         12,932
*Weight Watchers International, Inc.                  205,540          9,465
Wendy's International, Inc.                           204,875          5,636
*Westwood One, Inc.                                   296,575          9,265
*Yahoo!, Inc.                                         415,250          9,974
*Yum! Brands, Inc.                                    209,575          5,099
----------------------------------------------------------------------------
GROUP TOTAL                                                          256,204
----------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
Hershey Foods Corp.                                    95,550          5,987
*Teva Pharmaceutical Industries Ltd. ADR               99,400          4,140
----------------------------------------------------------------------------
GROUP TOTAL                                                           10,127
----------------------------------------------------------------------------
FINANCIAL SERVICES (8.1%)
*Affiliated Computer Services, Inc., Class A          126,400          5,594
*Affiliated Managers Group, Inc.                      155,000          6,443

                                                                       VALUE
                                                       SHARES          (000)
----------------------------------------------------------------------------
American Capital Strategies Ltd.                       79,100   $      1,772
Doral Financial Corp.                                 304,800         10,775
Everest Re Group Ltd.                                 133,000          7,609
H&R Block, Inc.                                       223,825          9,555
Moody's Corp.                                         195,000          9,015
*SunGard Data Systems, Inc.                           296,325          6,312
Willis Group Holdings Ltd.                            135,900          3,764
----------------------------------------------------------------------------
GROUP TOTAL                                                           60,839
----------------------------------------------------------------------------
HEALTH CARE (19.1%)
*Accredo Health, Inc.                                 200,000          4,868
*Affymetrix, Inc.                                      84,850          2,206
Allergan, Inc.                                         54,000          3,683
AmerisourceBergen Corp.                                74,600          3,917
*Amylin Pharmaceuticals, Inc.                         143,300          2,321
*Caremark Rx, Inc.                                    573,625         10,411
*Celgene Corp.                                        280,725          7,321
*Genzyme Corp.- General Division                      190,150          6,931
*Gilead Sciences, Inc.                                223,250          9,374
*Idec Pharmaceuticals Corp.                           236,050          8,125
*Lincare Holdings, Inc.                               336,450         10,326
*Medimmune, Inc.                                      124,775          4,096
*NPS Pharmaceuticals, Inc.                            328,375          5,077
*St. Jude Medical, Inc.                               197,075          9,607
*Stericycle, Inc.                                     263,425          9,902
*Trimeris, Inc.                                        54,100          2,228
*Universal Health Services, Inc., Class B              95,700          3,902
*Varian Medical Systems, Inc.                         319,800         17,247
*WellPoint Health Networks, Inc.                      137,525         10,555
*Zimmer Holdings, Inc.                                240,450         11,693
----------------------------------------------------------------------------
GROUP TOTAL                                                          143,790
----------------------------------------------------------------------------
MATERIALS & PROCESSING (2.4%)
Ecolab, Inc.                                          118,300          5,836
Newmont Mining Corp.                                   53,100          1,388
*Sealed Air Corp.                                     174,950          7,021
Sigma-Aldrich Corp.                                    91,325          4,063
----------------------------------------------------------------------------
GROUP TOTAL                                                           18,308
----------------------------------------------------------------------------
OTHER ENERGY (7.1%)
*BJ Services Co.                                      329,100         11,318
Burlington Resources, Inc.                            122,100          5,826
Forest Oil Corp.                                      116,250          2,592
*Patterson-UTI Energy, Inc.                           277,200          8,970
*Pioneer Natural Resources Co.                        524,025         13,153
*Smith International, Inc.                            331,000         11,661
----------------------------------------------------------------------------
GROUP TOTAL                                                           53,520
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

8
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                       VALUE
                                                       SHARES          (000)
----------------------------------------------------------------------------
PRODUCER DURABLES (4.0%)
*Alliant Techsystems, Inc.                            103,650   $      5,598
*Cymer, Inc.                                           97,800          2,313
*KLA-Tencor Corp.                                     154,750          5,562
*Novellus Systems, Inc.                               206,550          5,633
*NVR, Inc.                                             25,600          8,422
*RF Micro Devices, Inc.                               413,775          2,495
----------------------------------------------------------------------------
GROUP TOTAL                                                           30,023
----------------------------------------------------------------------------
TECHNOLOGY (19.4%)
Adobe Systems, Inc.                                   218,625          6,740
*Altera Corp.                                         426,700          5,778
*American Tower Corp., Class A                        342,400          1,890
*Amphenol Corp., Class A                               55,100          2,245
*BEA Systems, Inc.                                    483,350          4,925
*Broadcom Corp., Class A                              138,500          1,710
*Checkfree Corp.                                       85,100          1,913
*Emulex Corp.                                         353,350          6,767
*Extreme Networks, Inc.                               388,200          1,681
Fair Isaac Corp.                                      197,750         10,050
*Garmin Ltd.                                           54,100          1,937
Global Payments, Inc.                                 313,400          9,565
*Hyperion Solutions Corp.                              73,200          1,775
*Integrated Circuit Systems, Inc.                      73,300          1,591
*Intersil Corp., Class A                              154,625          2,406
*Intuit, Inc.                                         302,925         11,269
*J. D. Edwards & Co.                                  118,000          1,300
*JDS Uniphase Corp.                                   502,400          1,432
*Juniper Networks, Inc.                               250,100          2,043
*Marvell Technology Group Ltd.                        203,100          4,304
Maxim Integrated Products, Inc.                        48,500          1,752
*Mercury Interactive Corp.                            174,000          5,164
Microchip Technology, Inc.                            224,000          4,458
*Network Appliance, Inc.                              410,100          4,589
*Network Associates, Inc.                             433,675          5,989
*Peoplesoft, Inc.                                     246,150          3,766
*QLogic Corp.                                         125,725          4,669
*Quest Software, Inc.                                 183,900          1,655
*Seagate Technology                                   270,800          2,795
*Siebel Systems, Inc.                                 337,150          2,701
*Sprint Corp. (PCS Group)                             714,100          3,114
*Symantec Corp.                                       174,075          6,820
*Synopsys, Inc.                                        63,800          2,715
*UtStarcom, Inc.                                      158,100          3,160
*Veritas Software Corp.                               402,275          7,072
*Xilinx, Inc.                                         196,200          4,593
----------------------------------------------------------------------------
GROUP TOTAL                                                          146,333
----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES          (000)
----------------------------------------------------------------------------
UTILITIES (1.5%)
*Citizens Communications Co.                          175,600   $      1,753
*Nextel Communications, Inc., Class A                 699,575          9,367
----------------------------------------------------------------------------
GROUP TOTAL                                                           11,120
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $728,427)                                  749,089
----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                      -------
SHORT-TERM INVESTMENT (0.7%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
**J.P. Morgan Securities, Inc., 1.25%, dated
 3/31/03, due 4/1/03 (Cost $5,149)                    $ 5,149          5,149
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $733,576)                           754,238
----------------------------------------------------------------------------
                                                        VALUE
                                                        (000)
----------------------------------------------------------------------------
OTHER ASSETS (0.3%)
Cash                                                        1
Receivable for Investments Sold                         2,057
Dividends Receivable                                      111
Other                                                      10          2,179
----------------------------------------------------------------------------
LIABILITIES (-0.4%)
Payable for Investments Purchased                      (1,944)
Payable for Investment Advisory Fees                     (941)
Payable for Administration Fees                           (91)
Payable for Trustees' Fees and Expenses                   (73)
Payable for Distribution Fees -- Adviser Class            (73)
Payable for Custodian Fees                                (16)
Other Liabilities                                        (134)        (3,272)
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    753,145
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  2,150,667
 Undistributed Net Investment Income (Accumulated Net
   Investment Loss)                                                   (2,045)
 Accumulated Net Realized Gain (Loss)                             (1,416,139)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                         20,662
----------------------------------------------------------------------------
NET ASSETS                                                      $    753,145
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

                                                                               9
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS                                                      $    407,558
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
Applicable to 33,294,358 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $      12.24
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS                                                      $    345,587
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
Applicable to 28,751,175 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $      12.02
----------------------------------------------------------------------------

*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

10
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalization of generally less than $2.5 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.
AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                             Six         One        Since
                                            Months       Year     Inception
-------------------------------------------------------------------------------
Institutional Class (1)                     2.00%      (25.58%)     20.48%
-------------------------------------------------------------------------------
Adviser Class (3)                           1.86%      (25.78%)    (21.52%)
-------------------------------------------------------------------------------
Russell 2000 Growth Index**                 3.34%      (31.63%)     (8.72%)
-------------------------------------------------------------------------------

* Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the Russell 2000 Growth Index, an unmanaged market index. Index since inception performance is from 6/30/98.

(1) Represents an investment in the Institutional Class which commenced operations on 6/30/98.

(3) Represents an investment in the Adviser Class which commenced operations 1/10/01.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

                                                                              11
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

SMALL CAP GROWTH PORTFOLIO
COMMON STOCKS (99.3%)

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.3%)
*JetBlue Airways Corp.                                  34,700   $      962
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (28.4%)
*Abercrombie & Fitch Co., Class A                       12,400          372
*Alliance Gaming Corp.                                  16,700          251
*Arbitron, Inc.                                         29,350          930
*Career Education Corp.                                  9,150          448
*Chicago Pizza & Brewery, Inc.                          29,300          206
*Chico's FAS, Inc.                                      33,000          660
*Corporate Executive Board Co. (The)                    58,400        2,080
*Cost Plus, Inc.                                        10,900          287
*DeVry, Inc.                                            33,600          627
*Dick's Sporting Goods, Inc.                            40,500          928
Fred's, Inc.                                            28,337          789
*GTECH Holdings Corp.                                   52,660        1,720
*HOT Topic, Inc.                                        29,150          680
*Hotels.com, Class A                                     9,400          542
*J. Jill Group, Inc.                                    61,325          711
*Krispy Kreme Doughnuts, Inc.                           16,050          544
*Leapfrog Enterprises, Inc.                             36,200          863
Media General, Inc., Class A                            18,850          928
*Orient-Express Hotels Ltd., Class A                    35,100          343
*P.F. Chang's China Bistro, Inc.                        15,950          590
*Penn National Gaming, Inc.                             40,550          720
Pulitzer, Inc.                                          17,315          754
*R.H. Donnelley Corp.                                   16,900          502
Radio One, Inc., Class A                                53,350          706
*Sonic Corp.                                            55,750        1,419
*Station Casinos, Inc.                                  18,200          384
Strayer Education, Inc.                                 10,350          568
*Tractor Supply Co.                                     24,000          793
*Westwood One, Inc.                                     16,075          502
XM Satellite Radio Holdings, Inc.                       30,000          177
---------------------------------------------------------------------------
GROUP TOTAL                                                          21,024
---------------------------------------------------------------------------
CONSUMER STAPLES (2.2%)
*Del Monte Foods Co.                                    53,800          401
*International Multifoods Corp.                          9,400          182
*J & J Snack Foods Corp.                                34,270        1,039
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,622
---------------------------------------------------------------------------
FINANCIAL SERVICES (11.8%)
*Affiliated Managers Group, Inc.                        16,700          694
Doral Financial Corp.                                   44,850        1,585
Hilb, Rogal & Hamilton Co.                              29,000          906
*Interactive Data Corp.                                172,300        2,414
*Investment Technology Group, Inc.                      14,400          201
Provident Financial Services, Inc.                      43,000          680

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
*Southwest Bancorp of Texas, Inc.                       23,100   $      694
Stancorp Financial Group, Inc.                          21,900        1,129
Texas Regional Bancshares, Inc.                          6,160          186
WP Stewart & Co., Ltd.                                  13,850          236
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,725
---------------------------------------------------------------------------
HEALTH CARE (16.6%)
*Accredo Health, Inc.                                   34,912          850
*Allos Therapeutics, Inc.                               73,350          293
*Amylin Pharmaceuticals, Inc.                           25,800          418
*Apria Healthcare Group, Inc.                           33,500          783
*Celgene Corp.                                          17,750          463
*Charles River Laboratories International, Inc.         24,500          625
*Community Health Systems, Inc.                         15,100          309
Cooper Cos., Inc.                                       28,400          849
*CV Therapeutics, Inc.                                  11,350          205
*Dendreon Corp.                                         41,400          194
*Eclipsys Corp.                                         45,700          364
*Gen-Probe, Inc.                                        16,300          369
*Inveresk Research Group, Inc.                          10,900          159
*Martek Biosciences Corp.                               20,700          590
*Neurocrine Biosciences, Inc.                            4,350          182
*NPS Pharmaceuticals, Inc.                              44,500          688
*Pharmaceutical Resources, Inc.                          9,600          408
Regeneron Pharmaceuticals, Inc.                         28,500          214
*Specialty Laboratories, Inc.                           46,180          388
*Stericycle, Inc.                                       32,750        1,231
*Taro Pharmaceutical Industries Ltd.                    25,350          970
Techne Corp.                                            15,150          313
*Telik, Inc.                                            66,250          891
*Trimeris, Inc.                                         12,950          533
---------------------------------------------------------------------------
GROUP TOTAL                                                          12,289
---------------------------------------------------------------------------
MATERIALS & PROCESSING (1.0%)
Albemarle Corp.                                         29,600          721
---------------------------------------------------------------------------
OTHER ENERGY (6.9%)
Chesapeake Energy Corp.                                121,800          957
*Evergreen Resources, Inc.                               8,700          394
Frontier Oil Corp.                                      27,800          475
*Grey Wolf, Inc.                                       182,400          719
*Lone Star Technologies                                 24,200          511
*Patterson-UTI Energy, Inc.                             22,300          722
*Pioneer Natural Resources Co.                          54,700        1,373
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,151
---------------------------------------------------------------------------
PRODUCER DURABLES (6.6%)
*Actuant Corp., Class A                                  5,400          190
*Alliant Techsystems, Inc.                              10,100          546

    The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH PORTFOLIO

12
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
PRODUCER DURABLES (CONT'D)
*Cymer, Inc.                                            10,200   $      241
*Fisher Scientific International, Inc.                  21,150          591
*Griffon Corp.                                          14,450          186
*Maverick Tube Corp.                                    37,550          699
*Moog, Inc., Class A                                    19,600          600
*MTC Technologies, Inc.                                 13,000          251
*NVR, Inc.                                               3,700        1,217
*United Defense Industries, Inc.                        16,550          358
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,879
---------------------------------------------------------------------------
TECHNOLOGY (22.9%)
*Actel Corp.                                            10,900          186
*American Tower Corp., Class A                          33,400          184
*Amphenol Corp., Class A                                 6,300          257
*ASM International N.V.                                 29,400          293
*Checkfree Corp.                                         8,400          189
*Cognizant Technology Solutions Corp.                    5,600          377
*Cray, Inc.                                             24,900          165
*Emulex Corp.                                           33,600          643
*Exar Corp.                                             28,850          367
*Extreme Networks, Inc.                                 72,775          315
*Forrester Research, Inc.                               55,750          787
Global Payments, Inc.                                   35,450        1,082
*Hyperion Solutions Corp.                               15,950          387
*Imation Corp.                                          10,850          404
*Informatica Corp.                                      87,020          561
*Integrated Circuit Systems, Inc.                        7,800          169
*Internet Security Systems, Inc.                        16,900          168
*Intersil Corp., Class A                                34,300          534
*J. D. Edwards & Co.                                    38,650          426
*Kopin Corp.                                            37,350          188
*Legato Systems, Inc.                                   27,400          141
*Marvell Technology Group Ltd.                          22,850          484
*McData Corp., Class A                                  16,400          141
*Mercury Interactive Corp.                              21,250          631
*Micrel, Inc.                                           24,450          225
*Micromuse, Inc.                                        83,800          436
*Neoforma, Inc.                                         68,910          872
*NetIQ Corp.                                            21,700          242
*Network Associates, Inc.                               27,600          381
*Omnivision Technologies, Inc.                           9,600          199
*Quest Software, Inc.                                   45,650          411
*Red Hat, Inc.                                          60,300          327
*Rudolph Technologies, Inc.                             14,900          215
*SanDisk Corp.                                          18,500          311
*Secure Computing Corp.                                 32,200          119
*Silicon Laboratories, Inc.                             12,700          332

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
*Skyworks Solutions, Inc.                               51,790   $      323
*SRA International, Inc.                                12,025          285
*Storage Technology Corp.                               15,700          318
*Tibco Software, Inc.                                  112,600          473
*United Online, Inc.                                    15,400          266
*UTStarcom, Inc.                                        16,000          320
*Verint Systems, Inc.                                   20,100          340
*VeriSign, Inc.                                         46,500          406
*Vignette Corp.                                        376,600          572
*Webmethods, Inc.                                       30,900          282
*Western Digital Corp.                                  30,800          279
---------------------------------------------------------------------------
GROUP TOTAL                                                          17,013
---------------------------------------------------------------------------
UTILITIES (1.6%)
*Commonwealth Telephone Enterprises, Inc.               15,500          602
*IDT Corp., Class B                                     41,450          625
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,227
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $78,497)                                   73,613
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       -------
SHORT-TERM INVESTMENT (0.7%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
**J.P. Morgan Securities, Inc., 1.25%, dated 3/31/03,
 due 4/1/03 (Cost $513)                                $   513          513
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost $79,010)                                                      74,126
---------------------------------------------------------------------------
                                                         VALUE
                                                         (000)
---------------------------------------------------------------------------
OTHER ASSETS (0.5%)
Cash                                                         1
Receivable for Investments Sold                            375
Dividends Receivable                                        10
Other                                                        1          387
---------------------------------------------------------------------------
LIABILITIES (-0.5%)
Payable for Investment Advisory Fees                      (179)
Payable for Investments Purchased                         (171)
Payable for Administration Fees                            (12)
Payable for Trustees' Fees and Expenses                     (9)
Payable for Custodian Fees                                  (6)
Other Liabilities                                          (25)        (402)
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $   74,111
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH PORTFOLIO

                                                                              13
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                                      (000)
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  206,302
 Undistributed Net Investment Income (Accumulated Net
   Investment Loss)                                                    (379)
 Accumulated Net Realized Gain (Loss)                              (126,928)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                        (4,884)
---------------------------------------------------------------------------
NET ASSETS                                                       $   74,111
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS                                                       $   73,900
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 3,630,546 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $    20.36
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS                                                       $      211
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 10,400 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $    20.27
---------------------------------------------------------------------------

*  Non-income producing security.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

14
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.
AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
STRATEGIC SMALL VALUE PORTFOLIO

                                              Six       One        Since
                                            Months      Year     Inception
------------------------------------------------------------------------------
Institutional Class (1)                      0.33%    (22.15%)     1.20%
------------------------------------------------------------------------------
Russell 2000 Value Index**                  (0.41%)   (23.27%)     3.95%
------------------------------------------------------------------------------

* Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the Russell 2000 Value Index, an unmanaged market index. Index since inception performance is from 6/30/00.

(1) Represents an investment in the Institutional class which commenced operations on 6/30/00.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

                                                                              15
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

STRATEGIC SMALL VALUE PORTFOLIO
COMMON STOCKS (96.5%)

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
BASIC RESOURCES (3.5%)
*AK Steel Holding Corp.                                   14,800   $     48
Albemarle Corp.                                            2,700         66
Bowater, Inc.                                              5,000        186
Cambrex Corp.                                              2,500         60
*Crown Holdings, Inc.                                     18,600        105
Engelhard Corp.                                            4,400         94
*GrafTech International Ltd.                              35,100        100
*Hercules, Inc.                                            5,400         47
*Smurfit-Stone Container Corp.                            15,600        208
Solutia, Inc.                                             11,100         17
*Steel Dynamics, Inc.                                     12,400        144
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,075
---------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (0.5%)
*Playtex Products, Inc.                                   20,300        164
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (0.3%)
*O'Charley's, Inc.                                         4,700         90
---------------------------------------------------------------------------
CONSUMER DURABLES (5.0%)
*Beazer Homes USA, Inc.                                    2,200        129
BorgWarner, Inc.                                           1,700         81
*Furniture Brands International, Inc.                      9,200        180
KB Home                                                    3,300        150
*Mohawk Industries, Inc.                                   3,800        182
*Racing Champions Corp.                                   11,200        172
Standard Pacific Corp.                                     6,800        173
*Strattec Security Corp.                                   5,500        242
Superior Industries International, Inc.                    2,600         95
*Tower Automotive, Inc.                                   22,000         52
Winnebago Industries, Inc.                                 3,400         93
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,549
---------------------------------------------------------------------------
CONSUMER SERVICES (3.4%)
Action Performance Cos., Inc.                              8,600        182
*Argosy Gaming Co.                                        15,000        300
Gray Television, Inc.                                     14,600        131
*GTECH Holdings Corp.                                      4,800        157
*SCP Pool Corp.                                            9,700        288
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,058
---------------------------------------------------------------------------
ENERGY (6.5%)
Chesapeake Energy Corp.                                   28,000        220
Core Laboratories NV                                       9,800        102
*Forest Oil Corp.                                          6,700        150
*Grey Wolf, Inc.                                          53,800        212
*Key Energy Services, Inc.                                24,300        245
MDU Resources Group, Inc.                                  3,300         92
New Jersey Resources Corp.                                 4,800        157

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
*Oil States International, Inc.                            6,000   $     72
*Pride International, Inc.                                 8,100        109
St. Mary Land & Exploration Co.                            6,700        168
Superior Energy Services, Inc.                            10,200         87
*Ultra Petroleum Corp.                                     6,600         58
*W-H Energy Services, Inc.                                11,100        190
*Westport Resources Corp.                                  7,800        157
---------------------------------------------------------------------------
GROUP TOTAL                                                           2,019
---------------------------------------------------------------------------
FINANCIAL SERVICES (26.2%)
*Affiliated Managers Group, Inc.                           6,000        249
American Financial Group, Inc.                             7,300        145
Associated Bancorp                                         5,680        184
AvalonBay Communities, Inc. REIT                           3,100        114
*Banknorth Group, Inc.                                    12,700        277
BRE Properties, Inc., Class A REIT                         2,000         59
Brookline Bancorp, Inc.                                   15,800        198
Camden Property Trust REIT                                 2,500         81
*Catellus Development Corp. REIT                          10,300        216
CBL & Associates Properties, Inc. REIT                     1,800         73
Colonial BancGroup, Inc. (The)                            16,000        180
Cullen/Frost Bankers, Inc.                                 5,700        173
Developers Diversified Realty Corp. REIT                   8,200        198
Doral Financial Corp.                                      5,400        191
Downey Financial Corp.                                       900         35
East West Bancorp, Inc.                                    2,300         71
Everest Re Group Ltd.                                      4,900        280
F.N.B. Corp.                                               2,500         72
First Midwest Bancorp., Inc.                               2,300         59
*First Niagara Financial Group, Inc.                      26,300        309
FirstMerit Corp.                                           1,200         22
GATX Corp.                                                 4,800         70
General Growth Properties, Inc. REIT                       3,300        178
Harleysville Group, Inc.                                   9,200        230
Health Care REIT, Inc.                                     3,900        102
Hibernia Corp., Class A                                   15,500        263
Hilb, Rogal & Hamilton Co.                                 6,800        212
Horace Mann Educators Corp.                                6,300         83
Hub International Ltd.                                     6,900         93
Independence Community Bank Corp.                          2,900         77
*Infinity Property & Casualty Corp.                        9,300        170
Kilroy Realty Corp. REIT                                   6,800        150
Mercantile Bankshares Corp.                                4,200        143
*Ohio Casualty Corp.                                      21,600        279
Pan Pacific Retail Properties, Inc. REIT                   2,100         79
*Philadelphia Consolidated Holding Corp.                   1,300         47
Phoenix Co., Inc.                                         14,600        106
Platinum Underwriters Holdings Ltd.                        8,400        213

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

16
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Prentiss Properties Trust REIT                             3,300   $     89
Protective Life Corp.                                      4,400        126
Provident Financial Group, Inc.                            7,900        168
PS Business Parks, Inc. REIT                               4,900        146
Reckson Associates Realty Corp., Class B, REIT             4,700         91
Reinsurance Group of America                               1,200         32
RLI Corp.                                                  3,700         99
Rouse Co. (The) REIT                                       6,900        238
Scottish Annuity & Life Holdings Ltd.                     17,300        301
Selective Insurance Group                                  4,000         98
Sky Financial Group, Inc.                                 16,600        327
SL Green Realty Corp. REIT                                 3,100         95
Stancorp Financial Group, Inc.                             2,400        124
Trizec Properties, Inc. REIT                              14,400        122
Trustmark Corp.                                            3,500         83
United Dominion Realty Trust, Inc. REIT                    5,500         88
Universal Health Realty Income Trust REIT                  2,200         57
Webster Financial Corp.                                    4,800        169
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,134
---------------------------------------------------------------------------
FOOD & TOBACCO (1.9%)
*NBTY, Inc.                                               16,600        315
Pilgrim's Pride Corp.                                     17,000        135
*Smithfield Foods, Inc.                                    7,900        140
---------------------------------------------------------------------------
GROUP TOTAL                                                             590
---------------------------------------------------------------------------
HEALTH CARE (9.8%)
*American Medical Security Group, Inc.                     8,900        118
*Conceptus, Inc.                                          23,600        212
*Coventry Health Care, Inc.                               15,100        497
D&K Healthcare Resources, Inc.                             9,700        100
*ICOS Corp.                                               10,600        198
*InterMune, Inc.                                          12,500        268
*LifePoint Hospitals, Inc.                                 3,400         85
*Medicines Co.                                            16,400        306
*Myriad Genetics, Inc.                                     3,600         36
*Noven Pharmaceuticals, Inc.                               7,700        109
Regeneration Technologies, Inc.                           23,800        214
*Respironics, Inc.                                         5,700        196
*Telik, Inc.                                              16,500        222
*Therasense, Inc.                                         19,400        130
*Trimeris, Inc.                                            5,500        226
*Vertex Pharmaceuticals, Inc.                             11,300        126
---------------------------------------------------------------------------
GROUP TOTAL                                                           3,043
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (13.9%)
*Agco Corp.                                                8,800        142
Albany International Corp., Class A                        9,600        220

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
*Allied Waste Industries, Inc.                             4,500   $     36
Arkansas Best Corp.                                        5,700        145
*Atlantic Coast Airlines Holdings, Inc.                   12,200         76
*BISYS Group, Inc. (The)                                   9,100        148
*Casella Waste Systems, Inc., Class A                     22,100        182
Circor International, Inc.                                10,400        141
Cummins, Inc.                                              4,200        103
Delta Air Lines, Inc.                                      6,300         56
*DRS Technologies, Inc.                                    9,200        230
*ExpressJet Holdings, Inc.                                 8,000         66
*Flowserve Corp.                                           4,800         56
*Frontier Airlines, Inc.                                  16,000         80
*Genesee & Wyoming, Inc., Class A                          9,000        139
Goodrich Corp.                                            12,200        172
*Insituform Technologies, Inc., Class A                   14,100        190
Interpool, Inc.                                            4,600         62
Minerals Technologies, Inc.                                4,600        175
*Navistar International Corp.                              9,100        224
*Pacer International, Inc.                                10,700        134
Pittston Brink's Group                                    17,300        240
Robbins & Myers, Inc.                                      6,100         82
*SCS Transportation, Inc.                                  9,000         95
*Tetra Technologies, Inc.                                  9,700        137
Texas Industries, Inc.                                     6,100        117
Tredegar Corp.                                            11,800        141
U.S. Freightways Corp.                                     7,800        197
*Wabash National Corp.                                    19,800        125
*Watson Wyatt & Co. Holdings, Inc.                         8,200        165
*Yellow Corp.                                             10,100        244
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,320
---------------------------------------------------------------------------
MATERIALS (0.4%)
*FMC Corp.                                                 8,400        132
---------------------------------------------------------------------------
RETAIL (5.6%)
*Champps Entertainment, Inc.                              14,300        120
Foot Locker, Inc.                                         24,600        263
Hughes Supply, Inc.                                        6,200        144
Kellwood Co.                                               3,300         96
*Linens 'N Things, Inc.                                    7,200        146
Oshkosh B'Gosh, Inc.                                       3,800         99
*Pacific Sunwear of California, Inc.                       8,000        163
*Stage Stores, Inc.                                       12,000        254
*Too, Inc.                                                 6,100        101
*Tuesday Morning Corp.                                     9,000        177
*Urban Outfitters, Inc.                                    8,100        182
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,745
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

                                                                              17
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
TECHNOLOGY (13.1%)
*3Com Corp.                                               35,800   $    176
*Adtran, Inc.                                              2,500         90
*Aeroflex, Inc.                                           10,000         57
*Ascential Software Corp.                                  7,500         21
*Avnet, Inc.                                               9,800        103
*Axcelis Technologies, Inc.                               15,000         71
*Business Objects S.A., ADR                                4,300         70
*ChipPAC, Inc., Class A                                   21,800         78
*Cypress Semiconductor Corp.                              12,900         89
*Electronics for Imaging, Inc.                             5,800        103
*Entegris, Inc.                                           11,400        114
*Extreme Networks, Inc.                                   15,700         68
FactSet Research Systems, Inc.                             2,500         81
Henry (Jack) & Associates, Inc.                            6,400         68
*Hutchinson Technology, Inc.                               5,000        124
*Hyperion Solutions Corp.                                  1,900         46
Ikon Office Solutions, Inc.                               12,300         87
*Imation Corp.                                             3,800        141
*Informatica Corp.                                         9,100         59
*Integrated Circuit Systems, Inc.                          3,300         72
*Integrated Device Technology, Inc.                        9,800         78
*JDA Software Group, Inc.                                  6,100         62
*Kulicke & Soffa Industries, Inc.                         13,500         64
*Legato Systems, Inc.                                     11,500         59
*Maxtor Corp.                                             16,900         95
*Micromuse, Inc.                                          11,500         60
Mykrolis Corp.                                             8,200         68
Netscreen Technologies, Inc.                               3,200         54
*Overland Storage, Inc.                                    6,600         95
*Perot Systems Corp.                                       2,000         20
*Photronics, Inc.                                          9,400        112
*Pinnacle Systems, Inc.                                   20,600        214
*Polycom, Inc.                                             7,800         63
*Quantum Corp.                                            13,200         48
*Rainbow Technologies, Inc.                               12,400        117
*Retek, Inc.                                              17,600        102
*RF Micro Devices, Inc.                                   11,300         68
*SanDisk Corp.                                             9,100        153
*Silicon Laboratories, Inc.                                2,600         68
*Skyworks Solutions, Inc.                                 14,400         90
*Standard Micosystems Corp.                                3,000         46
*Sybase, Inc.                                              5,600         72
*Synaptics, Inc.                                          16,800        126
*Tech Data Corp.                                           3,400         81

                                                                      VALUE
                                                          SHARES      (000)
---------------------------------------------------------------------------
*Ultratech Stepper, Inc.                                   4,500   $     54
*Varian Semiconductor Equipment Associates, Inc.           3,400         69
*Varian, Inc.                                              1,200         34
*Webmethods, Inc.                                          7,900         72
*Western Digital Corp.                                    13,700        124
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,086
---------------------------------------------------------------------------
UTILITIES (6.4%)
Allete, Inc.                                               8,500        177
Cleco Corp.                                               13,900        174
Energen Corp.                                              6,500        208
OGE Energy Corp.                                          10,700        192
ONEOK, Inc.                                               19,200        352
Philadelphia Suburban Corp.                               12,300        270
Southwest Gas Corp.                                       10,400        212
*Southwestern Energy Co.                                   5,400         71
WGL Holdings, Inc.                                        12,100        321
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,977
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $30,966)                                   29,982
---------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
                                                          ------
SHORT-TERM INVESTMENT (5.2%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.2%)
**J.P. Morgan Securities, Inc., 1.25%, dated 3/31/03,
 due 4/1/03 (Cost $1,600)                                 $1,600      1,600
---------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%) (Cost $32,566)                            31,582
---------------------------------------------------------------------------
                                                           VALUE
                                                           (000)
---------------------------------------------------------------------------
OTHER ASSETS (1.6%)
Cash                                                           1
Receivable for Investments Sold                              475
Dividends Receivable                                          30        506
---------------------------------------------------------------------------
LIABILITIES (-3.3%)
Payable for Investments Purchased                           (948)
Payable for Investment Advisory Fees                         (50)
Payable for Custodian Fees                                   (10)
Payable for Administration Fees                               (6)
Other Liabilities                                            (12)    (1,026)
---------------------------------------------------------------------------
NET ASSETS (100%)                                                  $ 31,062
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

18
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                                      (000)
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                   $ 34,527
 Undistributed (Distributions in Excess of) Net
   Investment Income                                                     21
 Accumulated Net Realized Gain (Loss)                                (2,502)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                          (984)
---------------------------------------------------------------------------
NET ASSETS                                                         $ 31,062
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS                                                         $ 31,062
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 3,154,610 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                  $   9.85
---------------------------------------------------------------------------

*    Non-income producing security.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                                                              19
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

U.S. MID CAP CORE PORTFOLIO

The U.S. Mid Cap Core Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.
AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
U.S. MID CAP CORE PORTFOLIO

                                    Six       One       Five       Since
                                   Months     Year      Years    Inception
------------------------------------------------------------------------------
Institutional Class (1)            2.00%     (32.99%)   (1.87%)    12.59%
------------------------------------------------------------------------------
Investment Class (2)               1.94%     (33.06%)   (2.01%)     7.84%
------------------------------------------------------------------------------
Adviser Class (3)                  1.93%     (33.14%)       --     (2.59%)
------------------------------------------------------------------------------
S&P 400 MidCap Index**             1.18%     (23.42%)    3.28%     12.76%
------------------------------------------------------------------------------

* Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the S&P 400 MidCap Index, an unmanaged market index. Index since inception performance is from 12/30/94.

(1) Represents an investment in the Institutional Class which commenced operations on 12/30/94.

(2) Represents an investment in the Investment Class which commenced operations 5/10/96.

(3) Represents an investment in the Adviser Class which commenced operations 7/17/98.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

20
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

U.S. MID CAP CORE PORTFOLIO
COMMON STOCKS (99.8%)

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
BASIC RESOURCES (4.9%)
Air Products & Chemicals, Inc.                           42,900   $    1,777
*AK Steel Holding Corp.                                 230,900          750
Bowater, Inc.                                            70,300        2,612
Eastman Chemical Co.                                     65,100        1,887
*GrafTech International Ltd.                            345,500          985
Harsco Corp.                                             70,900        2,162
*Hercules, Inc.                                          12,300          107
IMC Global, Inc.                                        125,700        1,209
Lyondell Chemical Co.                                   125,500        1,751
Olin Corp.                                              183,200        3,329
*Packaging Corp. of America                              39,300          708
*Pactiv Corp.                                           129,700        2,633
Rohm & Haas Co.                                          27,300          813
RPM International, Inc.                                 144,700        1,519
Sonoco Products Co.                                     134,700        2,819
*W.R. Grace & Co.                                       187,500          278
----------------------------------------------------------------------------
GROUP TOTAL                                                           25,339
----------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (0.8%)
Adolph Coors Co., Class B                                16,500          800
*International Flavors & Fragrances, Inc.                55,600        1,729
Pepsi Bottling Group, Inc.                               89,100        1,597
----------------------------------------------------------------------------
GROUP TOTAL                                                            4,126
----------------------------------------------------------------------------
CONSUMER DURABLES (2.7%)
*Activision, Inc.                                        69,300        1,001
ArvinMeritor, Inc.                                      112,100        1,568
Hasbro, Inc.                                            155,300        2,157
*Lear Corp.                                              59,400        2,100
Ryland Group, Inc.                                       28,100        1,214
*SPX Corp.                                              174,100        5,947
----------------------------------------------------------------------------
GROUP TOTAL                                                           13,987
----------------------------------------------------------------------------
CONSUMER SERVICES (4.7%)
*Adelphia Communications Corp., Class A                 935,300          168
*ARAMARK Corp., Class B                                  70,300        1,610
*Bally Total Fitness Holding Corp.                      743,100        3,767
*DoubleClick, Inc.                                      319,600        2,483
*Education Management Corp.                              17,798          708
*GTECH Holdings Corp.                                   159,000        5,193
*Harrah's Entertainment, Inc.                            59,600        2,128
Media General, Inc., Class A                             20,300        1,000
*Metro-Goldwyn-Mayer, Inc.                              271,700        2,853
*Park Place Entertainment Corp.                          80,100          570
Readers Digest Association (The), Inc., Class A         179,400        1,832
*Westwood One, Inc.                                      54,700        1,709
----------------------------------------------------------------------------
GROUP TOTAL                                                           24,021
----------------------------------------------------------------------------

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
ENERGY (8.9%)
Apache Corp.                                             27,660   $    1,708
*Cooper Cameron Corp.                                    93,900        4,649
ENSCO International, Inc.                                50,800        1,296
Equitable Resources, Inc.                               123,700        4,640
*FMC Technologies, Inc.                                  72,200        1,386
Global SantaFe Corp.                                    245,795        5,076
KeySpan Corp.                                             5,900          190
Murphy Oil Corp.                                         27,500        1,215
*Noble Corp.                                            166,200        5,222
*Pride International, Inc.                               39,900          538
Schlumberger Ltd.                                        79,900        3,037
*Smith International, Inc.                               86,900        3,062
Sunoco, Inc.                                             20,300          742
Valero Energy Corp.                                      72,000        2,979
*Varco International, Inc.                               59,500        1,089
*Weatherford International Ltd.                          49,900        1,885
XTO Energy, Inc.                                        353,733        6,721
----------------------------------------------------------------------------
GROUP TOTAL                                                           45,435
----------------------------------------------------------------------------
FINANCIAL SERVICES (18.9%)
*Affiliated Managers Group, Inc.                         76,100        3,164
*Allmerica Financial Corp.                              223,000        3,129
American Financial Group, Inc.                           49,800          989
*AmeriCredit Corp.                                      214,100          707
AON Corp.                                                82,600        1,708
*Banknorth Group, Inc.                                  233,700        5,097
Charter One Financial, Inc.                             151,717        4,197
Colonial BancGroup, Inc. (The)                          125,900        1,416
Comerica, Inc.                                          125,900        4,769
Compass Bancshares, Inc.                                105,100        3,287
Cullen/Frost Bankers, Inc.                               84,400        2,564
Everest Re Group Ltd.                                    67,700        3,873
FirstMerit Corp.                                         21,900          404
GATX Corp.                                              113,700        1,646
Hartford Financial Services Group, Inc.                 148,800        5,251
Hibernia Corp., Class A                                 132,000        2,239
Independence Community Bank Corp.                        61,000        1,613
Investors Financial Services Corp.                       53,700        1,308
Lehman Brothers Holdings, Inc.                           74,500        4,302
Lincoln National Corp.                                   56,000        1,568
*Loews Corp.                                             67,000        2,669
M & T Bank Corp.                                         22,700        1,784
MBIA, Inc.                                               28,450        1,099
Mellon Financial Corp.                                  342,400        7,279
Mercantile Bankshares Corp.                              71,900        2,440
National Commerce Financial Corp.                       106,300        2,519
*Ohio Casualty Corp.                                    124,800        1,612

    The accompanying notes are an integral part of the financial statements.

U.S. MID CAP CORE PORTFOLIO

                                                                              21
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Old Republic International Corp.                         62,600   $    1,675
Platinum Underwriters Holdings Ltd.                     123,800        3,138
PMI Group (The), Inc.                                   121,700        3,109
Provident Financial Group, Inc.                          28,000          594
Radian Group, Inc.                                      207,100        6,913
Sky Financial Group, Inc.                                73,400        1,444
Waddell & Reed Financial, Inc.                           45,900          807
Willis Group Holdings Ltd.                               53,500        1,482
Zions Bancorp                                           111,200        4,757
----------------------------------------------------------------------------
GROUP TOTAL                                                           96,552
----------------------------------------------------------------------------
FOOD & TOBACCO (1.6%)
Loews Corp. -- Carolina Group                           122,900        2,274
R.J. Reynolds Tobacco Holdings, Inc.                     35,500        1,145
Sara Lee Corp.                                           79,200        1,481
*Smithfield Foods, Inc.                                 128,000        2,268
Tyson Foods, Inc., Class A                              117,177          908
----------------------------------------------------------------------------
GROUP TOTAL                                                            8,076
----------------------------------------------------------------------------
HEALTH CARE (16.0%)
*Anthem, Inc.                                           125,000        8,281
*Barr Laboratories, Inc.                                 90,800        5,176
*Caremark Rx, Inc.                                      331,700        6,020
*Cephalon, Inc.                                         100,100        3,998
*Covance, Inc.                                           86,700        2,005
*Coventry Health Care, Inc.                              64,600        2,125
*Express Scripts, Inc., Class A                          33,300        1,854
*Gilead Sciences, Inc.                                  167,000        7,012
*ICOS Corp.                                             196,100        3,669
*Idec Pharmaceuticals Corp.                             185,300        6,378
*InterMune, Inc.                                        217,900        4,674
*Laboratory Corp. of America Holdings                    91,300        2,707
*LifePoint Hospitals, Inc.                               54,500        1,369
*Medicines Co.                                          202,500        3,775
*St. Jude Medical, Inc.                                 108,300        5,280
*Steris Corp.                                           182,100        4,764
*Telik, Inc.                                            167,200        2,247
*Trimeris, Inc.                                          97,900        4,032
*Universal Health Services, Inc., Class B                91,300        3,722
*Varian Medical Systems, Inc.                            16,100          868
*Vertex Pharmaceuticals, Inc.                           179,800        1,999
----------------------------------------------------------------------------
GROUP TOTAL                                                           81,955
----------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (11.8%)
*AGCO Corp.                                             163,500        2,632
*Allied Waste Industries, Inc.                          152,100        1,215
*BearingPoint, Inc.                                     357,300        2,276
*BISYS Group, Inc. (The)                                458,200        7,478

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
CNF, Inc.                                                79,800   $    2,430
*Concord EFS, Inc.                                      850,200        7,992
*Cooper Industries Ltd., Class A                         70,600        2,521
*CSG Systems International, Inc.                         33,800          293
Federal Signal Corp.                                    186,100        2,643
*Flowserve Corp.                                         51,600          601
Goodrich Corp.                                          139,900        1,967
Kennametal, Inc.                                         74,700        2,101
Lockheed Martin Corp.                                    34,900        1,660
Manpower, Inc.                                           90,000        2,689
*Navistar International Corp.                           224,100        5,515
Northrop Grumman Corp.                                   25,400        2,179
Parker-Hannifin Corp.                                    84,800        3,285
Pittston Brink's Group                                  216,500        3,001
*Robert Half International, Inc.                        118,200        1,573
*Swift Transportation Co., Inc.                          48,000          768
Tecumseh Products Co., Class A                           37,300        1,529
*United Rentals, Inc.                                   367,600        3,536
*Yellow Corp.                                            29,700          717
----------------------------------------------------------------------------
GROUP TOTAL                                                           60,601
----------------------------------------------------------------------------
RETAIL (6.6%)
*Abercrombie & Fitch Co., Class A                        85,600        2,571
*Barnes & Noble, Inc.                                   132,900        2,524
BJ's Wholesale Club, Inc.                                77,800          879
*Borders Group, Inc.                                    194,500        2,859
CBRL Group, Inc.                                         81,700        2,243
*CDW Computer Centers, Inc.                              38,000        1,550
Darden Restaurants, Inc.                                 97,500        1,740
*Dollar Tree Stores, Inc.                               194,808        3,877
*Federated Department Stores, Inc.                      104,600        2,931
Foot Locker, Inc.                                       273,000        2,921
*Kohl's Corp.                                            37,600        2,127
*Kroger Co.                                             121,400        1,596
*Linens 'N Things, Inc.                                 158,400        3,219
*Michaels Stores, Inc.                                   35,000          875
Pier 1 Imports, Inc.                                     34,900          554
*Williams-Sonoma, Inc.                                   50,300        1,097
----------------------------------------------------------------------------
GROUP TOTAL                                                           33,563
----------------------------------------------------------------------------
TECHNOLOGY (13.3%)
*3Com Corp.                                             517,000        2,549
*Accenture Ltd., Class A                                205,100        3,179
*Affiliated Computer Services, Inc., Class A             87,100        3,855
*Avnet, Inc.                                            693,800        7,271
*Business Objects S.A., ADR                              75,800        1,239
*Ceridian Corp.                                         123,300        1,724
*Compuware Corp.                                        507,200        1,719

    The accompanying notes are an integral part of the financial statements.

U.S. MID CAP CORE PORTFOLIO

22
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Cypress Semiconductor Corp.                            232,400   $    1,603
*DST Systems, Inc.                                      306,400        8,334
*Fairchild Semiconductor International Corp., Class
 A                                                      296,600        3,102
*Integrated Device Technology, Inc.                     479,700        3,809
*Internet Security Systems, Inc.                         60,000          596
Intersil Corp., Class A                                 144,400        2,247
*Lam Research Corp.                                      65,400          745
*Legato Systems, Inc.                                   179,400          920
Microchip Technology, Inc.                               23,900          476
*Peoplesoft, Inc.                                       207,300        3,172
*Peregrine Systems, Inc.                                270,500          105
*Polycom, Inc.                                          374,300        3,024
*Powerwave Technologies, Inc.                            94,900          323
*Quest Software, Inc.                                    80,800          727
*RF Micro Devices, Inc.                                 169,800        1,024
*Semtech Corp.                                           88,700        1,344
*Siebel Systems, Inc.                                   405,800        3,250
*Solectron Corp.                                        271,100          819
*SunGard Data Systems, Inc.                              60,700        1,293
*Tech Data Corp.                                        129,800        3,107
*Teradyne, Inc.                                          54,100          630
*Veritas Software Corp.                                 191,100        3,359
*Vishay Intertechnology, Inc.                           226,200        2,303
----------------------------------------------------------------------------
GROUP TOTAL                                                           67,848
----------------------------------------------------------------------------
UTILITIES (9.6%)
Allegheny Energy, Inc.                                1,545,000        9,595
Ameren Corp.                                             98,700        3,854
American Electric Power Co., Inc.                        99,500        2,274
*Broadwing, Inc.                                         86,500          346
*Calpine Corp.                                        2,128,500        7,024
DQE, Inc.                                               147,600        1,799
DTE Energy Co.                                           33,500        1,295
*Edison International                                   259,700        3,555
Enbridge Energy Management LLC                           20,729          825
Energy East Corp.                                       174,100        3,099
*Exelon Corp.                                           108,400        5,464
*Kinder Morgan Management LLC                            72,660        2,351
Nicor, Inc.                                              22,800          623
*Reliant Resources, Inc.                                155,500          554
Sempra Energy Co.                                       114,800        2,865

                                                                       VALUE
                                                         SHARES        (000)
----------------------------------------------------------------------------
*Sprint Corp. (PCS Group)                               404,200   $    1,762
Triton PCS Holdings, Inc., Class A                      745,300        1,640
----------------------------------------------------------------------------
GROUP TOTAL                                                           48,925
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $552,107)                                  510,428
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (Cost $552,107)                            510,428
----------------------------------------------------------------------------
                                                          VALUE
                                                          (000)
----------------------------------------------------------------------------
OTHER ASSETS (1.9%)
Receivable for Investments Sold                       $   9,252
Dividends Receivable                                        495
Receivable for Portfolio Shares Sold                          1
Other                                                        10        9,758
----------------------------------------------------------------------------
LIABILITIES (-1.7%)
Bank Overdraft Payable                                   (3,838)
Payable for Investments Purchased                        (3,443)
Payable for Investment Advisory Fees                     (1,108)
Payable for Administration Fees                             (76)
Payable for Trustees' Fees and Expenses                     (51)
Payable for Custodian Fees                                  (17)
Payable for Distribution Fees -- Adviser Class              (16)
Payable for Shareholder Servicing Fees -- Investment
 Class                                                       (2)
Other Liabilities                                          (104)      (8,655)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                 $  511,531
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                  $  974,673
 Undistributed (Distributions in Excess of) Net Investment
   Income                                                                306
 Accumulated Net Realized Gain (Loss)                               (421,769)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                        (41,679)
----------------------------------------------------------------------------
NET ASSETS                                                        $  511,531
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS                                                        $  421,813
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 30,628,440 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                 $    13.77
----------------------------------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------------------------------
NET ASSETS                                                        $   14,328
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,046,368 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                 $    13.69
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

U.S. MID CAP CORE PORTFOLIO

                                                                              23
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS                                                        $   75,390
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 5,503,811 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                 $    13.70
----------------------------------------------------------------------------

*   Non-income producing security
ADR American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

24
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

U.S. SMALL CAP CORE PORTFOLIO

The U.S. Small Cap Core Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
U.S. SMALL CAP CORE PORTFOLIO

                                        Six       One      Five     Ten
                                       Months    Year     Years    Years
-----------------------------------------------------------------------------
Institutional Class(1)                 1.98%    (21.89%)  (2.44%)   9.70%
-----------------------------------------------------------------------------
Adviser Class(3)                       1.89%    (22.08%)      --       --
-----------------------------------------------------------------------------
Russell 2000 Index**                   1.39%    (26.96%)  (4.12%)   6.22%
-----------------------------------------------------------------------------

* Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total returns are compared to the Russell 2000 Index, an unmanaged market index.

(1) Represents an investment in the Institutional Class which commenced operations 7/01/86.

(3) Represents an investment in the Adviser Class which commenced operations 1/22/99.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

                                                                              25
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

U.S. SMALL CAP CORE PORTFOLIO
COMMON STOCKS (96.2%)

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
BASIC RESOURCES (3.2%)
*AK Steel Holding Corp.                                216,100   $      702
Albany International Corp., Class A                    148,700        3,407
Boise Cascade Corp.                                     32,900          719
Bowater, Inc.                                           81,900        3,043
Cambrex Corp.                                           42,800        1,028
*FMC Corp.                                             135,100        2,118
*GrafTech International Ltd.                           542,700        1,547
*Hercules, Inc.                                         75,400          656
Solutia, Inc.                                          178,000          276
*Steel Dynamics, Inc.                                  120,100        1,399
---------------------------------------------------------------------------
GROUP TOTAL                                                          14,895
---------------------------------------------------------------------------
CONSUMER DURABLES (3.8%)
BorgWarner, Inc.                                        26,800        1,282
*Furniture Brands International, Inc.                  150,100        2,936
KB Home                                                 36,100        1,641
*MDC Holdings, Inc.                                     67,300        2,583
*Racing Champions Corp.                                184,700        2,835
Standard Pacific Corp.                                  90,400        2,306
Superior Industries International, Inc.                 41,200        1,501
*Tower Automotive, Inc.                                320,800          760
Winnebago Industries                                    52,200        1,420
---------------------------------------------------------------------------
GROUP TOTAL                                                          17,264
---------------------------------------------------------------------------
CONSUMER SERVICES (3.6%)
Action Performance Cos., Inc.                          130,000        2,749
*Alliance Atlantis Communications, Inc., Class B       187,200        1,544
*Argosy Gaming Co.                                     123,600        2,470
*Cumulus Media, Inc., Class A                          203,600        2,964
Gray Television, Inc.                                  233,200        2,099
*GTECH Holdings Corp.                                   72,800        2,378
*SCP Pool Corp.                                         71,900        2,136
---------------------------------------------------------------------------
GROUP TOTAL                                                          16,340
---------------------------------------------------------------------------
ENERGY (7.0%)
Chesapeake Energy Corp.                                456,600        3,589
*Cimarex Energy Co.                                    114,100        2,219
Core Laboratories NV                                   150,500        1,565
*Forest Oil Corp.                                      102,600        2,288
*Grey Wolf, Inc.                                       816,200        3,216
*Key Energy Services, Inc.                             372,200        3,752
*Oil States International, Inc.                        191,300        2,295
*Pride International, Inc.                             122,300        1,650
Rowan Cos., Inc.                                        97,400        1,915
St. Mary Land & Exploration Co.                         85,500        2,142
Superior Energy Services, Inc.                         155,100        1,326
*Ultra Petroleum Corp.                                 121,900        1,076
*W-H Energy Services, Inc.                             172,900        2,960

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
*Westport Resources Corp.                              120,500   $    2,428
@XTO Energy, Inc.                                            1           --
---------------------------------------------------------------------------
GROUP TOTAL                                                          32,421
---------------------------------------------------------------------------
FINANCIAL SERVICES (19.1%)
*Affiliated Managers Group, Inc.                        90,800        3,775
American Financial Group, Inc.                         110,700        2,197
Associated Bancorp.                                     83,600        2,703
BRE Properties, Inc., Class A REIT                      35,200        1,037
Brookline Bancorp, Inc.                                148,200        1,855
Camden Property Trust REIT                              41,800        1,354
*Catellus Development Corp. REIT                        92,900        1,951
Colonial BancGroup, Inc. (The)                         130,300        1,466
Cullen/Frost Bankers, Inc.                              62,300        1,893
Developers Diversified Realty Corp. REIT               124,800        3,014
Doral Financial Corp.                                   69,800        2,467
Downey Financial Corp.                                  31,400        1,237
East West Bancorp, Inc.                                 36,700        1,132
Everest Re Group Ltd.                                   42,500        2,431
F.N.B. Corp.                                            48,600        1,392
*Federal Home Loan Bank Discount Corp.                 198,300        2,330
First Midwest Bancorp., Inc.                            40,900        1,056
FirstMerit Corp.                                        38,900          717
GATX Corp.                                              89,300        1,293
Hibernia Corp., Class A                                182,500        3,095
Hilb, Rogal & Hamilton Co.                             103,100        3,221
Horace Mann Educators Corp.                             53,500          702
Independence Community Bank Corp.                       46,000        1,217
*Infinity Property & Casualty Corp.                    143,400        2,624
Kilroy Realty Corp. REIT                                89,800        1,985
Mercantile Bankshares Corp.                             36,700        1,246
*Ohio Casualty Corp.                                   286,000        3,695
Pan Pacific Retail Properties, Inc. REIT                23,900          905
*Philadelphia Consolidated Holding Corp.                26,400          950
Phoenix Co., Inc.                                      224,400        1,625
Platinum Underwriters Holdings Ltd.                    136,200        3,453
Prentiss Properties Trust REIT                          69,300        1,878
Protective Life Corp.                                    8,800          251
*Provident Financial Group, Inc.                       117,300        2,490
PS Business Parks, Inc. REIT                            50,400        1,499
Reinsurance Group of America                            30,300          796
RLI Corp.                                               57,000        1,532
Rouse Co. (The) REIT                                    82,900        2,864
Scottish Annuity & Life Holdings Ltd.                  187,000        3,258
Selective Insurance Group                               78,900        1,936
Sky Financial Group, Inc.                              258,600        5,087
Trizec Canada, Inc. REIT                               143,391        1,109
Trizec Properties, Inc. REIT                            19,500          166

    The accompanying notes are an integral part of the financial statements.

26
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)


Statement of Net Assets (cont'd)

U.S. SMALL CAP CORE PORTFOLIO


                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
United Dominion Realty Trust, Inc. REIT                 83,044   $    1,327
Universal Health Realty Income Trust REIT               35,900          930
Webster Financial Corp.                                 71,700        2,518
---------------------------------------------------------------------------
GROUP TOTAL                                                          87,659
---------------------------------------------------------------------------
FOOD & TOBACCO (2.3%)
*NBTY, Inc.                                            264,700        5,019
Pilgrim's Pride Corp.                                  179,500        1,432
*Smithfield Foods, Inc.                                104,200        1,846
Universal Corp.                                         59,600        2,251
---------------------------------------------------------------------------
GROUP TOTAL                                                          10,548
---------------------------------------------------------------------------
HEALTH CARE (14.6%)
*American Medical Security Group, Inc.                 171,400        2,269
*Caremark Rx, Inc.                                     213,500        3,875
*Cephalon, Inc.                                         91,000        3,635
*Conceptus, Inc.                                       382,100        3,439
*Covance, Inc.                                          68,000        1,572
*Coventry Health Care, Inc.                            233,100        7,669
*CTI Molecular Imaging, Inc.                            94,000        1,842
D&K Healthcare Resources, Inc.                         111,300        1,146
*Gen-Probe, Inc.                                        34,800          788
*HealtheTech, Inc.                                     237,350          370
*ICOS Corp.                                            163,000        3,050
*InterMune, Inc.                                       190,800        4,093
*LifePoint Hospitals, Inc.                              43,300        1,087
*Medicines Co.                                         282,200        5,260
*Myriad Genetics, Inc.                                  88,400          892
*Noven Pharmaceuticals, Inc.                           116,800        1,649
Regeneration Technologies, Inc.                        376,200        3,386
*Respironics, Inc.                                      87,800        3,018
*Steris Corp.                                          147,500        3,859
*Telik, Inc.                                           251,000        3,373
*Therasense, Inc.                                      332,600        2,222
*Trimeris, Inc.                                         81,900        3,373
*Universal Display Corp.                                98,700          807
*Universal Health Services, Inc., Class B               47,800        1,949
*Vertex Pharmaceuticals, Inc.                          147,300        1,638
Wilson Greatbatch Technologies, Inc.                    36,500        1,022
---------------------------------------------------------------------------
GROUP TOTAL                                                          67,283
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (11.6%)
*Agco Corp.                                            134,700        2,169
*Allied Waste Industries, Inc.                          71,800          574
Arkansas Best Corp.                                     92,200        2,344
*Atlantic Coast Airlines Holdings, Inc.                113,500          705
*Bisys Group, Inc. (The)                               165,700        2,704
Circor International, Inc.                               8,000          109

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
Cummins, Inc.                                           44,600   $    1,097
*DRS Technologies, Inc.                                146,800        3,671
*ExpressJet Holdings, Inc.                             159,600        1,309
*Flowserve Corp.                                        78,500          915
*Genesee & Wyoming, Inc., Class A                      136,500        2,116
Goodrich Corp.                                         186,200        2,618
*Insituform Technologies, Inc., Class A                271,100        3,646
Minerals Technologies, Inc.                             42,400        1,616
*Navistar International Corp.                          141,500        3,482
*Pacer International, Inc.                             179,800        2,253
*Perot Systems Corp.                                    41,500          426
Pittston Brink's Group                                 319,100        4,423
Robbins & Myers, Inc.                                  109,500        1,474
*SCS Transportation, Inc.                              153,500        1,624
Skywest, Inc.                                          127,400        1,313
*Tetra Technologies, Inc.                              149,600        2,115
Texas Industries, Inc.                                  96,200        1,850
Timco Aviation Services Co.                              7,646            2
U.S. Freightways Corp.                                 117,900        2,984
*Wabash National Corp.                                 321,800        2,027
*Yellow Corp.                                          154,100        3,718
---------------------------------------------------------------------------
GROUP TOTAL                                                          53,284
---------------------------------------------------------------------------
RETAIL (7.4%)
Foot Locker, Inc.                                      204,700        2,190
*GSI Commerce, Inc.                                     34,600           58
Linens 'N Things, Inc.                                 194,800        3,958
*O'Charleys, Inc.                                       71,700        1,375
*Pacific Sunwear of California, Inc.                   216,200        4,400
*Panera Bread Co., Class A                             107,700        3,284
*Quiksilver, Inc.                                      146,600        4,489
*Sonic Corp.                                            89,600        2,281
*Stage Stores, Inc.                                    158,400        3,355
*Too, Inc.                                             182,900        3,038
*Tuesday Morning Corp.                                 128,400        2,527
*Urban Outfitters, Inc.                                127,900        2,878
---------------------------------------------------------------------------
GROUP TOTAL                                                          33,833
---------------------------------------------------------------------------
TECHNOLOGY (17.8%)
*3Com Corp.                                            635,200        3,132
*Adtran, Inc.                                           38,900        1,397
*Aeroflex, Inc.                                        156,800          887
*Ascential Software Corp.                              112,500          315
*ATMI, Inc.                                             82,000        1,579
*Avnet, Inc.                                           137,900        1,445
*Axcelis Technologies, Inc.                            360,400        1,705
*Business Objects S.A., ADR                             65,800        1,076
*ChipPAC, Inc., Class A                                341,800        1,230

    The accompanying notes are an integral part of the financial statements.

                                                                              27
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)


Statement of Net Assets (cont'd)

U.S. SMALL CAP CORE PORTFOLIO


                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Cognizant Technology Solutions Corp.                   29,600   $    1,994
*Cray, Inc.                                            199,200        1,319
*Cypress Semiconductor Corp.                           200,100        1,381
*Documentum, Inc.                                       82,200        1,078
*Electronics for Imaging, Inc.                          86,500        1,530
*Entegris, Inc.                                        215,100        2,142
*Extreme Networks, Inc.                                236,100        1,022
FactSet Research Systems, Inc.                          68,800        2,233
Henry (Jack) & Associates, Inc.                        127,800        1,353
*Hutchinson Technology, Inc.                            55,700        1,377
*Hyperion Solutions Corp.                               59,900        1,453
Ikon Office Solutions, Inc.                            223,700        1,588
*Imation Corp.                                          37,700        1,403
*Informatica Corp.                                     181,900        1,173
*Integrated Circuit Systems, Inc.                       51,600        1,120
*Integrated Device Technology, Inc.                    153,700        1,220
*JDA Software Group, Inc.                              115,100        1,164
*Kulicke & Soffa Industries, Inc.                      199,100          946
*Legato Systems, Inc.                                  201,100        1,032
*Macromedia, Inc.                                      112,800        1,363
*Maxtor Corp.                                          255,200        1,437
McData Corp., Class A                                  129,000        1,108
*Mentor Graphics Corp.                                 147,400        1,318
*Micromuse, Inc.                                       265,900        1,383
Mykrolis Corp.                                         141,100        1,178
Netscreen Technologies, Inc.                            49,700          834
*Photronics, Inc.                                       51,400          611
*Pinnacle Systems, Inc.                                677,600        7,054
*Polycom, Inc.                                         118,200          955
*Power Integrations, Inc.                               56,100        1,163
*Quantum Corp.                                         198,500          717
*Rainbow Technologies, Inc.                            187,200        1,765
*Retek, Inc.                                           228,600        1,319
*RF Micro Devices, Inc.                                251,800        1,518
*SanDisk Corp.                                         139,400        2,345
*Silicon Laboratories, Inc.                             56,700        1,483
*Silicon Storage Technology, Inc.                      394,700          908

                                                                      VALUE
                                                        SHARES        (000)
---------------------------------------------------------------------------
*Skyworks Solutions, Inc.                              230,000   $    1,433
*Standard Micosystems Corp.                             56,700          861
*Storage Technology Corp.                               42,900          867
*Sybase, Inc.                                           85,900        1,112
*Synaptics, Inc.                                       265,700        1,993
*Tech Data Corp.                                        52,100        1,247
*Ultratech Stepper, Inc.                                68,000          814
*Varian Semiconductor Equipment Associates, Inc.        74,900        1,523
*Varian, Inc.                                           51,500        1,476
*Webmethods, Inc.                                      118,300        1,080
*Western Digital Corp.                                 207,400        1,879
---------------------------------------------------------------------------
GROUP TOTAL                                                          82,038
---------------------------------------------------------------------------
UTILITIES (5.8%)
AGL Resources, Inc.                                     89,300        2,110
Avista Corp.                                            87,600          928
Energen Corp.                                           73,600        2,360
Great Plains Energy, Inc.                               98,800        2,359
Hawaiian Electric Industries, Inc.                      63,400        2,584
OGE Energy Corp.                                       157,000        2,821
Peoples Energy Corp.                                    32,700        1,170
Philadelphia Suburban Corp.                            180,000        3,951
PNM Resources, Inc.                                     66,800        1,502
*Southwestern Energy Co.                                81,400        1,066
UGI Corp.                                               27,700        1,266
WGL Holdings, Inc.                                      88,000        2,331
WPS Resources Corp.                                     53,400        2,136
---------------------------------------------------------------------------
GROUP TOTAL                                                          26,584
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $454,899)                                 442,149
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                      --------
SHORT-TERM INVESTMENT (4.8%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
**J.P. Morgan Securities, Inc., 1.25%, dated
 3/31/03, due 4/1/03 (Cost $22,035)                   $ 22,035       22,035
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

28
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)


Statement of Net Assets (cont'd)

U.S. SMALL CAP CORE PORTFOLIO


                                                               VALUE
                                                               (000)
---------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $476,934)                 $ 464,184
---------------------------------------------------------------------
                                                    VALUE
                                                    (000)
---------------------------------------------------------------------
OTHER ASSETS (2.8%)
Cash                                            $      51
Receivable for Investments Sold                    12,542
Dividends Receivable                                  338
Interest Receivable                                     1
Other                                                   8     12,940
---------------------------------------------------------------------
LIABILITIES (-3.8%)
Payable for Investments Purchased                 (16,321)
Payable for Investment Advisory Fees                 (893)
Payable for Administration Fees                       (62)
Payable for Trustees' Fees and Expenses               (45)
Payable for Custodian Fees                            (18)
Payable for Distribution Fees -- Adviser Class        (10)
Other Liabilities                                     (74)   (17,423)
---------------------------------------------------------------------
NET ASSETS (100%)                                          $ 459,701
---------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                           $ 642,454
 Undistributed (Distributions in Excess of) Net
   Investment Income                                           1,881
 Accumulated Net Realized Gain (Loss)                       (171,884)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                (12,750)
---------------------------------------------------------------------
NET ASSETS                                                 $ 459,701
---------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------
NET ASSETS                                                 $ 412,678
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
Applicable to 28,941,896 outstanding shares of beneficial
 interest (unlimited authorization, no par value)          $   14.26
---------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------
NET ASSETS                                                 $  47,023
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
Applicable to 3,298,578 outstanding shares of beneficial
 interest (unlimited authorization, no par value)          $   14.26
---------------------------------------------------------------------

*    Non-income producing security.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    Value is less than $500.
ADR  American Depositary Receipt
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                                                              29
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Investment Overview

VALUE PORTFOLIO

The Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

AVERAGE ANNUAL TOTAL RETURNS ENDED 3/31/2003*
---------------------------------------------------------------
VALUE PORTFOLIO

                                        Six       One       Five      Ten
                                       Months     Year      Years    Years
------------------------------------------------------------------------------
Institutional Class (1)                2.94%    (30.79%)   (4.16%)   8.05%
------------------------------------------------------------------------------
Investment Class (2)                   2.85%    (30.92%)   (4.31%)      --
------------------------------------------------------------------------------
Adviser Class (3)                      2.78%    (30.99%)   (4.41%)      --
------------------------------------------------------------------------------
S&P 500 Index**                        5.03%    (24.76%)   (3.77%)   8.53%
------------------------------------------------------------------------------

* Total returns shown assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return is compared to the S&P 500 Index, an unmanaged market index.

(1) Represents an investment in the Institutional Class which commenced operations 11/05/84.

(2) Represents an investment in the Investment Class which commenced operations 5/6/96.

(3) Represents an investment in the Adviser Class which commenced operations 7/17/96.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE.

30
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statement of Net Assets

VALUE PORTFOLIO
COMMON STOCKS (98.5%)

                                                                      VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
BASIC RESOURCES (7.9%)
Air Products & Chemicals, Inc.                        341,800   $    14,161
(a)Cia Vale do Rio Doce ADR                           123,700         3,334
Dow Chemical Co. (The)                                122,900         3,393
International Paper Co.                               225,700         7,629
Lubrizol Corp.                                        526,500        15,800
PPG Industries, Inc.                                  129,100         5,820
Rohm & Haas Co.                                       395,900        11,790
Weyerhaeuser Co.                                      151,900         7,265
---------------------------------------------------------------------------
GROUP TOTAL                                                          69,192
---------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Fortune Brands, Inc.                                  214,800         9,208
---------------------------------------------------------------------------
CONSUMER DURABLES (4.2%)
Black & Decker Corp.                                  135,100         4,710
Masco Corp.                                           388,900         7,241
Maytag Corp.                                          268,900         5,117
Stanley Works (The)                                   122,100         2,929
Whirlpool Corp.                                       341,300        16,734
---------------------------------------------------------------------------
GROUP TOTAL                                                          36,731
---------------------------------------------------------------------------
CONSUMER SERVICES (3.0%)
*Cendant Corp.                                        397,800         5,052
Parker-Hannifin Corp.                                 559,500        21,675
---------------------------------------------------------------------------
GROUP TOTAL                                                          26,727
---------------------------------------------------------------------------
ENERGY (3.8%)
Amerada Hess Corp.                                     31,800         1,407
BP plc ADR                                            255,600         9,864
ChevronTexaco Corp.                                    96,800         6,258
ConocoPhillips, Inc.                                   52,700         2,825
Occidental Petroleum Corp.                            220,800         6,615
Royal Dutch Petroleum Co.                             162,100         6,606
---------------------------------------------------------------------------
GROUP TOTAL                                                          33,575
---------------------------------------------------------------------------
FINANCIAL SERVICES (26.2%)
Ace Ltd.                                              191,600         5,547
Allstate Corp. (The)                                  132,500         4,395
Bank of America Corp.                                 309,600        20,694
CIT Group, Inc.                                       463,100         7,808
Citigroup, Inc.                                       446,000        15,365
Comerica, Inc.                                        331,900        12,572
Everest Re Group Ltd.                                 214,200        12,254
Fannie Mae                                             70,900         4,633
FleetBoston Financial Corp.                            90,500         2,161
Freddie Mac                                            83,100         4,413
Goldman Sachs Group, Inc.                             134,200         9,136
Hartford Financial Services Group, Inc.               281,900         9,948
J.P. Morgan Chase & Co.                               242,800         5,757

                                                                      VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                        301,000   $    17,383
MBNA Corp.                                            632,200         9,515
Mellon Financial Corp.                                205,200         4,362
Merrill Lynch & Co., Inc.                             130,800         4,630
PNC Financial Services Group                          594,800        25,208
*Prudential Financial, Inc.                            74,700         2,185
St. Paul Cos., Inc.                                   488,900        15,547
(a)Travelers Property Casualty Corp., Class A         254,600         3,587
Travelers Property Casualty Corp., Class B             37,900           535
Wachovia Corp.                                        386,500        13,168
Washington Mutual, Inc.                               403,600        14,235
*Wells Fargo & Co.                                    140,000         6,299
---------------------------------------------------------------------------
GROUP TOTAL                                                         231,337
---------------------------------------------------------------------------
FOOD & TOBACCO (1.4%)
Altria Group, Inc.                                    236,200         7,077
*Kroger Co. (The)                                     405,200         5,328
---------------------------------------------------------------------------
GROUP TOTAL                                                          12,405
---------------------------------------------------------------------------
HEALTH CARE (14.7%)
Beckman Coulter, Inc.                                 274,900         9,355
Bristol-Myers Squibb Co.                              803,400        16,976
Cigna Corp.                                           255,900        11,700
*Health Net, Inc.                                   1,592,700        42,636
*(a)HealthSouth Corp.                                 747,100            65
Merck & Co., Inc.                                     442,200        24,224
Wyeth                                                 640,100        24,208
---------------------------------------------------------------------------
GROUP TOTAL                                                         129,164
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (14.1%)
Burlington Northern Santa Fe Corp.                    183,200         4,562
Caterpillar, Inc.                                     148,500         7,306
*Cooper Industries Ltd., Class A                      258,700         9,238
(a)Cummins, Inc.                                      371,400         9,136
Dover Corp.                                           139,400         3,376
Eaton Corp.                                           203,000        14,200
Engelhard Corp.                                       588,600        12,608
Honeywell International, Inc.                         345,400         7,378
Ingersoll-Rand Co., Class A                           307,000        11,847
*(a)Navistar International Corp.                      385,200         9,480
Tecumseh Products Co., Class A                        104,400         4,278
*Textron, Inc.                                        102,400         2,812
Tyco International Ltd.                             2,020,000        25,977
*Waste Management, Inc.                               104,200         2,207
---------------------------------------------------------------------------
GROUP TOTAL                                                         124,405
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

                                                                              31
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

                                                                      VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
RETAIL (9.9%)
*Best Buy Co., Inc.                                   902,000   $    24,327
*Federated Department Stores, Inc.                    625,600        17,529
Home Depot, Inc.                                      363,800         8,862
Liz Claiborne, Inc.                                   558,200        17,260
V.F. Corp.                                            385,200        14,495
*Yum! Brands, Inc.                                    196,000         4,769
---------------------------------------------------------------------------
GROUP TOTAL                                                          87,242
---------------------------------------------------------------------------
TECHNOLOGY (10.4%)
*Accenture Ltd., Class A                              546,100         8,464
*Amdocs Ltd.                                        1,112,700        14,777
*(a)Check Point Software Technologies Ltd.            911,600        13,191
*Computer Sciences Corp.                              477,600        15,546
Hewlett-Packard Co.                                   802,400        12,477
*Lexmark International Group, Inc., Class A           265,000        17,742
(a)Nokia Oyj ADR, Class A                             679,900         9,525
---------------------------------------------------------------------------
GROUP TOTAL                                                          91,722
---------------------------------------------------------------------------
UTILITIES (1.9%)
SBC Communications, Inc.                              339,800         6,817
*Verizon Communications, Inc.                         283,600        10,025
---------------------------------------------------------------------------
GROUP TOTAL                                                          16,842
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $882,234)                                 868,550
---------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
SHORT-TERM INVESTMENTS (4.6%)
---------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (3.3%)
Banco Bilbao Vizcaya Argentaria, NY, 1.36%,
 4/24/03                                            $   1,839         1,839
CC USA, Inc., 1.34%, 2/6/04                               657           657
CDC IXIS, 1.38%, 4/1/03                                 1,313         1,313
Credit Industriel Et Commercial, NY, 1.29%,
 4/28/03                                                1,235         1,235
Credit Industriel Et Commercial, NY, 1.27%,
 4/24/03                                                  263           263
CS First Boston, 1.38%, 4/1/03                         13,133        13,133
Dorada Finance, Inc., 1.34%, 2/5/04                       657           657
General Electric Capital Corp., 1.40%, 7/17/03            919           919
UBS Warburg LLC, 1.35%, 4/1/03                          6,305         6,305
Wells of Grand Cayman, 1.38%, 4/1/03                    1,313         1,313
Westdeutsche Landesbank AG, NY, 1.22%, 5/14/03          1,293         1,293
---------------------------------------------------------------------------
GROUP TOTAL                                                          28,927
---------------------------------------------------------------------------
                                                                      VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (0.7%)
AIM S.T. Investments Co.                              919,317   $       919
Evergreen Select Money Market Fund                    919,317           919
Federated Prime Cash Obligations Fund                 919,317           919
Merrimac Cash Series Fund                             919,317           919
Merrill Lynch Premier Institutional Fund              919,317           919
One Group Institutional Prime Money Market Fund       656,655           657
Reserve Primary Money Market Fund                     656,655           657
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,909
---------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
REPURCHASE AGREEMENT (0.6%)
**J.P. Morgan Securities, Inc., 1.25%, dated
 3/31/03, due 4/1/03                                $   5,173         5,173
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $40,009)                          40,009
---------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%) (Cost $922,243)                          908,559
---------------------------------------------------------------------------
                                                        VALUE
                                                        (000)
---------------------------------------------------------------------------
OTHER ASSETS (1.0%)
Cash                                                        1
Receivable for Investments Sold                         7,733
Dividends Receivable                                    1,550
Receivable for Portfolio Shares Sold                        9
Other                                                      13         9,306
---------------------------------------------------------------------------
LIABILITIES (-4.1%)
Collateral on Securities Loaned, at Value             (34,836)
Payable for Investment Advisory Fees                   (1,182)
Payable for Administration Fees                          (107)
Payable for Distribution Fees -- Adviser Class            (90)
Payable for Trustees' Fees and Expenses                   (59)
Payable for Custodian Fees                                (14)
Payable for Shareholder Servicing
 Fees -- Investment Class                                  (2)
Other Liabilities                                        (132)      (36,422)
---------------------------------------------------------------------------
NET ASSETS (100%)                                               $   881,443
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $ 1,213,665
 Undistributed (Distributions in Excess of) Net Investment
   Income                                                             3,709
 Accumulated Net Realized Gain (Loss)                              (322,247)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (13,684)
---------------------------------------------------------------------------
NET ASSETS                                                      $   881,443
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

32
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)


Statement of Net Assets (cont'd)

VALUE PORTFOLIO


                                                                      VALUE
                                                                      (000)
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS                                                      $   448,787
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 41,301,612 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     10.87
---------------------------------------------------------------------------
INVESTMENT CLASS
---------------------------------------------------------------------------
NET ASSETS                                                      $    19,643
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,806,740 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     10.87
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS                                                      $   413,013
---------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 38,059,405 outstanding shares of
 beneficial interest (unlimited authorization, no
 par value)                                                     $     10.85
---------------------------------------------------------------------------

*    Non-income producing security.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
(a)  All or a portion of security on loan at March 31, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                              33
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statements of Operations
For the Six Months Ended March 31, 2003

                                                                            MID CAP     SMALL CAP
                                                               EQUITY       GROWTH       GROWTH
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                (000)        (000)        (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $   1,782    $    865     $      93
Interest                                                             23         103            13
-----------------------------------------------------------------------------------------------------
Total Investment Income                                           1,805         968           106
-----------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fee                                             455       2,002           416
Administration Fee                                                   26         390            40
Custodian Fee                                                        --          75            19
Shareholder Reporting Fee                                             3          60             3
Professional Fees                                                    14          16            13
Insurance Fee                                                         4          19             2
Filing & Registration Fees                                           22          19            14
Distribution Fees -- Adviser Class shares                             1         471             1
Trustees' Fees & Expenses                                            --          --             1
-----------------------------------------------------------------------------------------------------
Total Expenses                                                      525       3,052           509
-----------------------------------------------------------------------------------------------------
Reimbursement of Filing Fees                                        (10)        (89)           (1)
Waiver of Investment Advisory Fees                                   --          --           (29)
Expense Offset                                                       (1)         (2)           --
-----------------------------------------------------------------------------------------------------
Net Expenses                                                        514       2,961           479
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      1,291      (1,993)         (373)
-----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities                                            (5,129)    (44,886)       (4,250)
-----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                             9,220      86,618         6,680
-----------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                                     4,091      41,732         2,430
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $   5,382    $ 39,739     $   2,057
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

34
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Statements of Operations (cont'd)
For the Six Months Ended March 31, 2003

                                                                STRATEGIC         U.S. MID    U.S. SMALL
                                                              SMALL VALUE         CAP CORE      CAP CORE        VALUE
                                                                PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                    (000)            (000)         (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $       198   $        3,418     $  3,288+    $  10,881
Interest                                                               11               70          459            90
-------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                               209            3,488        3,747        10,971
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fee                                               132            2,599        2,113         2,449
Administration Fee                                                     19              320          221           390
Custodian Fee                                                          44               48           48            67
Shareholder Reporting Fee                                               1               33           --            39
Professional Fees                                                      11               17           18            26
Insurance Fee                                                          --               20           15            19
Filing & Registration Fees                                              5               20           27            20
Shareholder Servicing Fee -- Investment Class shares                   --               15           --            16
Distribution Fees -- Adviser Class shares                              --              115           64           596
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        212            3,187        2,506         3,622
-------------------------------------------------------------------------------------------------------------------------
Reimbursement of Filing Fees                                           --              (36)         (20)          (57)
Waiver of Investment Advisory Fees                                    (60)              --           --            --
Expense Offset                                                         --               (2)          (3)           (1)
-------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                          152            3,149        2,483         3,564
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           57              339        1,264         7,407
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities                                              (1,932)        (151,104)     (38,548)     (173,776)
-------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                               1,790          179,393       58,178       190,739
-------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                                        (142)          28,289       19,630        16,963
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $       (85)  $       28,628     $ 20,894     $  24,370
-------------------------------------------------------------------------------------------------------------------------

+ Net of $6 withholding tax.

    The accompanying notes are an integral part of the financial statements.

                                                                              35
2003 SEMI-ANNUAL REPORT
March 31, 2003

Statements of Changes in Net Assets
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)

                                                                                                              MID CAP
                                                                        EQUITY PORTFOLIO             GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS            YEAR   SIX MONTHS            YEAR
                                                                   ENDED           ENDED        ENDED           ENDED
                                                               MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,
                                                                    2003            2002         2003            2002
                                                                   (000)           (000)        (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $    1,291   $       2,391   $   (1,993)  $      (6,483)
  Net Realized Gain (Loss)                                        (5,129)        (45,301)     (44,886)       (406,975)
  Net Change in Unrealized Appreciation (Depreciation)             9,220         (16,995)      86,618         210,629
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                       5,382         (59,905)      39,739        (202,829)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                           (1,308)         (2,869)          --              --
ADVISER CLASS:
  Net Investment Income                                               (4)             (4)          --              --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (1,312)         (2,873)          --              --
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                      18,164          98,583       89,661         290,176
  Distributions Reinvested                                         1,250           2,764           --              --
  Redeemed                                                       (24,282)       (270,125)    (142,044)       (812,733)
ADVISER CLASS:
  Subscribed                                                          83             288       45,314         203,656
  Distributions Reinvested                                             4               4           --              --
  Redeemed                                                          (148)           (562)    (104,509)       (373,258)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Capital Share Transactions                                      (4,929)       (169,048)    (111,578)       (692,159)
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (859)       (231,826)     (71,839)       (894,988)
NET ASSETS:
  Beginning of Period                                            172,299         404,125      824,984       1,719,972
-------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $  171,440   $     172,299   $  753,145   $     824,984
-------------------------------------------------------------------------------------------------------------------------
  Undistributed (distributions in excess of) net investment
  income included in end of period net assets                 $      625   $         646   $       --   $          --
  Accumulated net investment loss included in end of period
  net assets                                                          --              --       (2,045)            (52)
-------------------------------------------------------------------------------------------------------------------------
(1) Capital Shares Transactions
INSTITUTIONAL CLASS:
  Shares Subscribed                                                2,875          11,115        9,284          22,307
  Shared Issued on Distributions Reinvested                          170             282           --              --
  Shares Redeemed                                                 (3,673)        (28,836)     (13,650)        (56,470)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares
  Outstanding                                                       (628)        (17,439)      (4,366)        (34,163)
-------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                   10              29        4,077          13,642
  Shared Issued on Distributions Reinvested                            1              --           --              --
  Shares Redeemed                                                    (20)            (55)      (9,042)        (24,932)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares
  Outstanding                                                         (9)            (26)      (4,965)        (11,290)
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

(Amounts for the Six Months Ended March 31, 2003 are Unaudited)

36
2003 SEMI-ANNUAL REPORT
March 31, 2003

                                                                               SMALL CAP              STRATEGIC SMALL
                                                                        GROWTH PORTFOLIO              VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS            YEAR   SIX MONTHS            YEAR
                                                                   ENDED           ENDED        ENDED           ENDED
                                                               MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,
                                                                    2003            2002         2003            2002
                                                                   (000)           (000)        (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $     (373)  $      (1,591)  $       57   $          36
  Net Realized Gain (Loss)                                        (4,250)        (17,979)      (1,932)           (575)
  Net Change in Unrealized Appreciation (Depreciation)             6,680          10,475        1,790          (2,745)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                       2,057          (9,095)         (85)         (3,284)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                               --              --          (60)            (12)
  Net Realized Gain                                                   --              --           --             (99)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --              --          (60)           (111)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                      21,492         138,352       13,412          23,186
  Distributions Reinvested                                            --              --           60             111
  Redeemed                                                       (36,975)       (234,716)      (2,661)         (1,940)
ADVISER CLASS:
  Subscribed                                                         175           1,899           --              --
  Redeemed                                                          (426)        (12,143)          --              --
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Capital Share Transactions                                     (15,734)       (106,608)      10,811          21,357
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                        (13,677)       (115,703)      10,666          17,962
NET ASSETS:
  Beginning of Period                                             87,788         203,491       20,396           2,434
-------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $   74,111   $      87,788   $   31,062   $      20,396
-------------------------------------------------------------------------------------------------------------------------
  Undistributed (distributions in excess of) net investment
  income included in end of period net assets                 $       --   $          --   $       21   $          24
  Accumulated net investment loss included in end of period
  net assets                                                        (379)             (6)          --              --
-------------------------------------------------------------------------------------------------------------------------
(1) Capital Shares Transactions
INSTITUTIONAL CLASS:
  Shares Subscribed                                                1,165           5,189        1,348           2,009
  Shared Issued on Distributions Reinvested                           --              --            6               9
  Shares Redeemed                                                 (1,911)         (8,859)        (272)           (177)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares
  Outstanding                                                       (746)         (3,670)       1,082           1,841
-------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                    8              70           --              --
  Shares Redeemed                                                    (20)           (465)          --              --
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares
  Outstanding                                                        (12)           (395)          --              --
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

(Amounts for the Six Months Ended March 31, 2003 are Unaudited)

                                                                              37
2003 SEMI-ANNUAL REPORT
March 31, 2003

                                                       U.S. MID CAP               U.S. SMALL CAP
                                                     CORE PORTFOLIO               CORE PORTFOLIO              VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS            YEAR   SIX MONTHS            YEAR   SIX MONTHS            YEAR
                                              ENDED           ENDED        ENDED           ENDED        ENDED           ENDED
                                          MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,
                                               2003            2002         2003            2002         2003            2002
                                              (000)           (000)        (000)           (000)        (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)           $      339   $      (1,034)  $    1,264   $       3,358   $    7,407   $      14,054
  Net Realized Gain (Loss)                 (151,104)       (155,554)     (38,548)         10,357     (173,776)       (100,543)
  Net Change in Unrealized Appreciation
  (Depreciation)                            179,393         (62,454)      58,178         (22,196)     190,739        (229,744)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                  28,628        (219,042)      20,894          (8,481)      24,370        (316,233)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                          --          (1,189)      (2,279)         (3,150)      (3,975)         (7,240)
  Net Realized Gain                              --              --           --          (1,996)          --              --
INVESTMENT CLASS:
  Net Investment Income                          --              --           --              --         (157)           (223)
ADVISER CLASS:
  Net Investment Income                          --              --          (59)            (16)      (3,386)         (7,335)
  Net Realized Gain                              --              --           --            (114)          --              --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            --          (1,189)      (2,338)         (5,276)      (7,518)        (14,798)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                 86,458         326,339       94,497         450,040       61,973         184,113
  Distributions Reinvested                       --           1,000        1,807           4,626        3,837           6,864
  Redeemed                                 (361,422)       (573,331)    (289,882)       (877,311)     (84,055)       (256,344)
INVESTMENT CLASS:
  Subscribed                                  1,923          15,447           --              --        5,728          16,286
  Distributions Reinvested                       --              --           --              --          155             220
  Redeemed                                  (22,446)        (21,022)          --              --       (5,902)         (9,456)
ADVISER CLASS:
  Subscribed                                 15,207          95,710        7,651          37,188       54,696         303,258
  Distributions Reinvested                       --              --           59             130        3,377           7,311
  Redeemed                                  (41,977)        (66,315)     (13,754)        (32,754)    (186,322)       (391,475)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                             (322,257)       (222,172)    (199,622)       (418,081)    (146,513)       (139,223)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
  Assets                                   (293,629)       (442,403)    (181,066)       (431,838)    (129,661)       (470,254)
NET ASSETS:
  Beginning of Period                       805,160       1,247,563      640,767       1,072,605    1,011,104       1,481,358
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                            $  511,531   $     805,160   $  459,701   $     640,767   $  881,443   $   1,011,104
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

(Amounts for the Six Months Ended March 31, 2003 are Unaudited)

38
2003 SEMI-ANNUAL REPORT
March 31, 2003

                                                       U.S. MID CAP               U.S. SMALL CAP
                                                     CORE PORTFOLIO               CORE PORTFOLIO              VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS            YEAR   SIX MONTHS            YEAR   SIX MONTHS            YEAR
                                              ENDED           ENDED        ENDED           ENDED        ENDED           ENDED
                                          MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,
                                               2003            2002         2003            2002         2003            2002
                                              (000)           (000)        (000)           (000)        (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
  Undistributed (distributions in
  excess of) net investment income
  included in end of period net assets   $      306   $          --   $    1,881   $       2,955   $    3,709   $       3,820
  Accumulated net investment loss
  included in end of period net assets           --             (33)          --              --           --              --
---------------------------------------------------------------------------------------------------------------------------------
(1) Capital Shares Transactions
INSTITUTIONAL CLASS:
  Shares Subscribed                           7,824          18,469        7,417          30,095        9,601          13,330
  Shared Issued on Distributions
  Reinvested                                     --              51          122             271          354             480
  Shares Redeemed                           (27,021)        (33,519)     (20,533)        (55,545)     (11,561)        (18,431)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
  Institutional Class Shares
  Outstanding                               (19,197)        (14,999)     (12,994)        (25,179)      (1,606)         (4,621)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                             138             890           --              --          493           1,092
  Shared Issued on Distributions
  Reinvested                                     --              --           --              --           14              16
  Shares Redeemed                            (1,556)         (1,162)          --              --         (525)           (700)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment
  Class Shares Outstanding                   (1,418)           (272)          --              --          (18)            408
---------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                           1,078           5,148          526           2,193        4,767          20,858
  Shared Issued on Distributions
  Reinvested                                     --              --            4               7          312             513
  Shares Redeemed                            (2,979)         (3,997)        (940)         (2,144)     (17,307)        (29,574)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser
  Class Shares Outstanding                   (1,901)          1,151         (410)             56      (12,228)         (8,203)
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                              39
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
EQUITY PORTFOLIO
Institutional Class

                                                            SIX MONTHS
                                                              ENDED
                                                            MARCH 31,                  YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                             2003        2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $     7.18   $   9.75   $  17.28   $  19.82   $  20.44   $  29.45
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.05+      0.08+      0.09+      0.05+      0.14       0.24
  Net Realized and Unrealized Gain (Loss) on Investments          0.16      (2.57)     (4.78)      3.53       5.24      (1.04)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.21      (2.49)     (4.69)      3.58       5.38      (0.80)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.05)     (0.08)     (0.09)     (0.05)     (0.17)     (0.28)
  Net Realized Gain                                                 --         --      (2.75)     (6.07)     (5.83)     (7.93)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.05)     (0.08)     (2.84)     (6.12)     (6.00)     (8.21)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     7.34   $   7.18   $   9.75   $  17.28   $  19.82   $  20.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.98%++  (25.71%)   (30.58%)    19.83%     30.15%     (2.66%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                       $  170,889   $171,698   $403,062   $615,078   $635,593   $872,662
Ratio of Expenses to Average Net Assets(1)                       0.58%*     0.66%      0.62%      0.61%      0.62%      0.61%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                           1.43%*     0.78%      0.71%      0.27%      0.64%      0.94%
Portfolio Turnover Rate                                            33%++      93%       160%       211%       103%        77%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                    0.56%*     0.66%      0.62%      0.61%      0.60%      0.59%
---------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                                                                              PERIOD FROM
                                                    SIX MONTHS                                             JANUARY 16, 1998**
                                                      ENDED                                                        TO
                                                    MARCH 31,           YEAR ENDED SEPTEMBER 30,             SEPTEMBER 30,
                                                       2003        2002       2001      2000      1999            1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     7.17   $   9.71   $  17.24   $ 19.79   $ 20.42    $          20.50
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            0.04+      0.05+      0.06+     0.01+     0.11                0.10
  Net Realized and Unrealized Gain (Loss) on
  Investments                                             0.16      (2.55)     (4.78)     3.53      5.21               (0.09)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.20      (2.50)     (4.72)     3.54      5.32                0.01
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                  (0.04)     (0.04)     (0.06)    (0.02)    (0.12)              (0.09)
  Net Realized Gain                                         --         --      (2.75)    (6.07)    (5.83)                 --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (0.04)     (0.04)     (2.81)    (6.09)    (5.95)              (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     7.33   $   7.17   $   9.71   $ 17.24   $ 19.79    $          20.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             2.85%++  (25.83%)   (30.81%)   19.58%    29.80%              (0.02%)++
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)               $      551   $    601   $  1,063   $ 5,039   $ 2,123    $            373
Ratio of Expenses to Average Net Assets(2)               0.83%*     0.91%      0.86%     0.86%     0.87%               0.88%*
Ratio of Net Investment Income (Loss) to Average
Net Assets                                               1.18%*     0.53%      0.48%     0.04%     0.34%               0.65%*
Portfolio Turnover Rate                                    33%++      93%       160%      211%      103%                 77%++
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
  EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and
  Reimbursement of Filing Fees                           0.81%*     0.91%      0.86%     0.86%     0.85%               0.82%*
---------------------------------------------------------------------------------------------------------------------------------

+  Per share amount is based on average shares outstanding.
++  Not Annualized.
*  Annualized
** Initial Offering of Adviser Class Shares
    The accompanying notes are an integral part of the financial statements.

40
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
MID CAP GROWTH PORTFOLIO
Institutional Class

                                                       SIX MONTHS
                                                            ENDED
                                                        MARCH 31,                   YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                           2003       2002         2001         2000        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.65   $  14.80   $    35.15   $    25.77   $   18.62   $  21.84
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              (0.02)+    (0.05)+      (0.05)       (0.06)      (0.01)     (0.03)
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                0.61      (3.10)      (16.44)       13.71       10.65       0.24
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.59      (3.15)      (16.49)       13.65       10.64       0.21
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        --         --           --           --       (0.00)++       --
  Net Realized Gain                                            --         --        (3.86)       (4.27)      (3.49)     (3.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --         --        (3.86)       (4.27)      (3.49)     (3.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    12.24   $  11.65   $    14.80   $    35.15   $   25.77   $  18.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                5.06%++++  (21.28%)    (50.80%)     56.60%      64.27%      2.00%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                  $  407,558   $438,778   $1,063,186   $2,109,750   $ 785,659   $429,955
Ratio of Expenses to Average Net Assets(1)                  0.64%*     0.65%        0.61%        0.62%       0.62%      0.62%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                     (0.38%)*   (0.35%)      (0.25%)      (0.21%)     (0.07%)    (0.13%)
Portfolio Turnover Rate                                       89%++++     221%       145%         169%        208%       172%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement
  of Filing Fees                                            0.62%*     0.64%        0.60%        0.61%       0.60%      0.60%
---------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                             SIX MONTHS
                                                                  ENDED
                                                              MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                                                   2003       2002       2001       2000       1999      1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    11.45   $  14.59   $  34.79   $  25.59   $  18.55   $ 21.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    (0.04)+    (0.09)+    (0.10)     (0.09)     (0.05)    (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments           0.61      (3.05)    (16.24)     13.56      10.58      0.20
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.57      (3.14)    (16.34)     13.47      10.53      0.17
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                  --         --      (3.86)     (4.27)     (3.49)    (3.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    12.02   $  11.45   $  14.59   $  34.79   $  25.59   $ 18.55
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      4.98%++++  (21.52%)  (50.91%)   56.24%     63.87%     1.79%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                        $  345,587   $386,206   $656,786   $979,694   $263,312   $51,058
Ratio of Expenses to Average Net Assets(2)                        0.89%*     0.90%      0.86%      0.87%      0.88%     0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.63%)*   (0.60%)    (0.50%)    (0.46%)    (0.31%)   (0.25%)
Portfolio Turnover Rate                                             89%++++     221%     145%       169%       208%      172%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE
  NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                     0.87%*     0.89%      0.85%      0.86%      0.86%     0.84%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
++++ Not Annualized
*    Annualized

    The accompanying notes are an integral part of the financial statements.

                                                                              41
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
SMALL CAP GROWTH PORTFOLIO
Institutional Class

                                                                                                                PERIOD FROM
                                                       SIX MONTHS                                             JUNE 30, 1998**
                                                         ENDED                                                      TO
                                                       MARCH 31,           YEAR ENDED SEPTEMBER 30,            SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                        2003       2002       2001       2000      1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    19.96   $ 24.04   $  52.96   $  32.28   $  8.57   $         10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              (0.09)+   (0.25)+    (0.35)     (0.34)    (0.13)+           (0.01)
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                0.49     (3.83)    (25.78)     25.42     23.84             (1.42)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.40     (4.08)    (26.13)     25.08     23.71             (1.43)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                            --        --      (2.79)     (4.40)       --                --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    20.36   $ 19.96   $  24.04   $  52.96   $ 32.28   $          8.57
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.00%++ (16.97%)   (50.83%)    80.31%   276.66%           (14.30%)++
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                  $   73,900   $87,345   $193,469   $437,898   $93,229   $         3,004
Ratio of Expenses to Average Net Assets(1)                  1.15%*    1.16%      1.14%      1.14%     1.18%             1.16%*
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                     (0.89%)*  (0.98%)    (0.98%)    (0.77%)   (0.50%)           (0.46%)*
Portfolio Turnover Rate                                       59%++    218%       176%       206%      300%               67%++
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense
  Reimbursement/Waiver                                      0.07%*    0.05%        N/A        N/A     0.15%             3.67%*
  Ratio Including Expense Offsets and Reimbursement
  of Filing Fees                                            1.15%*    1.15%      1.12%      1.12%     1.15%             1.15%*
---------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                                                              PERIOD FROM
                                                              SIX MONTHS       YEAR        JANUARY 10, 2001**
                                                                ENDED          ENDED               TO
                                                              MARCH 31,    SEPTEMBER 30,     SEPTEMBER 30,
                                                                 2003          2002               2001
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    19.90   $       24.02   $            34.71
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     (0.12)+         (0.33)+              (0.24)
  Net Realized and Unrealized Gain (Loss) on Investments            0.49           (3.79)              (10.45)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.37           (4.12)              (10.69)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    20.27   $       19.90   $            24.02
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       1.86%++       (17.15%)             (30.80%)++
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $      211   $         443   $           10,022
Ratio of Expenses to Average Net Assets(2)                         1.40%*          1.41%                1.40%*
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.14%)*        (1.23%)              (1.24%)*
Portfolio Turnover Rate                                              59%++          218%                 176%++
-----------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver           0.11%           0.05%                  N/A
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                      1.40%*          1.40%                1.38%*
-----------------------------------------------------------------------------------------------------------------

+  Per share amount is based on average shares outstanding.
++  Not Annualized
*  Annualized
** Initial offerings of Institutional and Adviser Class shares, respectively.

    The accompanying notes are an integral part of the financial statements.

42
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
STRATEGIC SMALL VALUE PORTFOLIO
Institutional Class

                                                                                                 PERIOD FROM
                                                              SIX MONTHS                       JUNE 30, 2000**
                                                                ENDED         YEAR ENDED              TO
                                                              MARCH 31,      SEPTEMBER 30,      SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                               2003       2002      2001           2000
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     9.84   $ 10.51   $ 10.62   $          10.00
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.02+     0.05+     0.09               0.03
  Net Realized and Unrealized Gain (Loss) on Investments            0.01     (0.24)    (0.15)              0.59
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.03     (0.19)    (0.06)              0.62
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.02)    (0.05)    (0.05)                --
  Net Realized Gain                                                   --     (0.43)       --                 --
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.02)    (0.48)    (0.05)                --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $     9.85   $  9.84   $ 10.51   $          10.62
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       0.33%++  (2.41%)   (0.60%)             6.20%++
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   31,062   $20,396   $ 2,434   $          2,506
Ratio of Expenses to Average Net Assets(1)                         1.15%*    1.15%     1.15%              1.31%*
Ratio of Net Investment Income (Loss) to Average Net Assets        0.43%*    0.43%     0.73%              1.15%*
Portfolio Turnover Rate                                              59%++    131%       80%                33%++
-------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver           0.46%*    0.94%     1.85%              4.23%*
  Ratio Including Expense Offsets                                  1.15%*    1.15%     1.15%              1.15%*
-------------------------------------------------------------------------------------------------------------------

+  Per share amount is based on average shares outstanding.
++  Not Annualized
*  Annualized
** Initial offering of Institutional Class Shares

    The accompanying notes are an integral part of the financial statements.

                                                                              43
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
U.S. MID CAP CORE PORTFOLIO
Institutional Class

                                                        SIX MONTHS
                                                          ENDED
                                                        MARCH 31,                    YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                         2003        2002        2001         2000        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    13.50   $  16.91   $    25.07   $    21.88   $  18.12   $  21.80
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                0.01+     (0.01)+       0.05+        0.06+      0.12+      0.08+
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                 0.26      (3.38)       (4.91)        5.78       5.01      (1.53)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          0.27      (3.39)       (4.86)        5.84       5.13      (1.45)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         --      (0.02)       (0.08)       (0.08)     (0.06)     (0.04)
  Net Realized Gain                                             --         --        (3.22)       (2.57)     (1.31)     (2.19)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --      (0.02)       (3.30)       (2.65)     (1.37)     (2.23)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    13.77   $  13.50   $    16.91   $    25.07   $  21.88   $  18.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.00%++  (20.09%)     (21.23%)      29.48%     29.44%     (6.92%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                   $  421,813   $672,507   $1,096,021   $1,374,275   $721,015   $420,555
Ratio of Expenses to Average Net Assets(1)                   0.88%*     0.89%        0.86%        0.87%      0.87%      0.90%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                       0.14%*    (0.05%)       0.22%        0.28%      0.57%      0.40%
Portfolio Turnover Rate                                        65%++     145%         176%         226%       244%       213%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                0.87%*     0.89%        0.85%        0.85%      0.86%      0.88%
---------------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                              SIX MONTHS
                                                                ENDED
                                                              MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                                                 2003        2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    13.43   $  16.83   $ 24.97   $ 21.80   $ 18.05   $ 21.75
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     (0.00)+#    (0.03)+    0.01+    0.03+     0.09+     0.05+
  Net Realized and Unrealized Gain (Loss) on Investments            0.26      (3.37)    (4.88)     5.75      5.00     (1.53)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.26      (3.40)    (4.87)     5.78      5.09     (1.48)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                               --         --     (0.05)    (0.04)    (0.03)    (0.03)
  Net Realized Gain                                                   --         --     (3.22)    (2.57)    (1.31)    (2.19)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --         --     (3.27)    (2.61)    (1.34)    (2.22)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    13.69   $  13.43   $ 16.83   $ 24.97   $ 21.80   $ 18.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       1.94%++  (20.20%)  (21.36%)   29.25%    29.30%    (7.08%)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   14,328   $ 33,100   $46,063   $29,593   $25,197   $18,861
Ratio of Expenses to Average Net Assets(2)                         1.03%*     1.04%     1.01%     1.02%     1.02%     1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets       (0.01%)*   (0.20%)    0.05%     0.14%     0.42%     0.25%
Portfolio Turnover Rate                                              65%++     145%      176%      226%      244%      213%
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                      1.02%*     1.04%     1.00%     1.00%     1.01%     1.03%
-------------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based upon average shares outstanding.
++ Not Annualized
* Annualized
# Amount is less than $0.005 per share.
    The accompanying notes are an integral part of the financial statements.

44
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
U.S. MID CAP CORE PORTFOLIO
Adviser Class

                                                                                                                PERIOD FROM
                                                       SIX MONTHS                                             JULY 17, 1998**
                                                         ENDED                                                      TO
                                                       MARCH 31,           YEAR ENDED SEPTEMBER 30,            SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                        2003        2002       2001      2000      1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.44   $  16.87   $  25.02   $ 21.86   $ 18.12     $     21.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              (0.01)+    (0.05)+    (0.01)+    0.01+     0.07+           0.01+
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                0.27      (3.38)     (4.88)     5.76      5.01           (3.71)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.26      (3.43)     (4.89)     5.77      5.08           (3.70)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        --         --      (0.04)    (0.04)    (0.03)             --
  Net Realized Gain                                            --         --      (3.22)    (2.57)    (1.31)             --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --         --      (3.26)    (2.61)    (1.34)             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    13.70   $  13.44   $  16.87   $ 25.02   $ 21.86     $     18.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.93%++  (20.33%)   (21.40%)   29.12%    29.12%         (16.96%)++
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                  $   75,390   $ 99,553   $105,479   $98,588   $40,636     $     4,919
Ratio of Expenses to Average Net Assets(1)                  1.13%*     1.14%      1.11%     1.12%     1.12%           1.24%*
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                     (0.11%)*   (0.30%)    (0.03%)    0.03%     0.33%           0.25%*
Portfolio Turnover Rate                                       65%++     145%       176%      226%      244%            213%++
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement
  of Filing Fees                                            1.12%*     1.14%      1.10%     1.10%     1.11%           1.17%*
---------------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based upon average shares outstanding.
++ Not Annualized
* Annualized
** Initial offering of Adviser Class shares

    The accompanying notes are an integral part of the financial statements.

                                                                              45
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
U.S. SMALL CAP CORE PORTFOLIO
Institutional Class

                                                        SIX MONTHS
                                                             ENDED
                                                         MARCH 31,                   YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                            2003       2002         2001         2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.04   $  15.16   $    21.18   $    18.62   $  17.37   $  24.97
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                0.03+      0.06+        0.10+        0.09+      0.13+      0.16
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                 0.25      (1.10)       (4.35)        4.01       3.65      (4.33)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          0.28      (1.04)       (4.25)        4.10       3.78      (4.17)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                      (0.06)     (0.05)       (0.07)       (0.14)     (0.07)     (0.14)
  Net Realized Gain                                             --      (0.03)       (1.70)       (1.40)     (2.46)     (3.29)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.06)     (0.08)       (1.77)       (1.54)     (2.53)     (3.43)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    14.26   $  14.04   $    15.16   $    21.18   $  18.62   $  17.37
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.98%++++   (6.97%)    (21.25%)     23.11%     23.83%    (18.34%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                   $  412,678   $588,803   $1,017,346   $1,269,171   $897,629   $716,729
Ratio of Expenses to Average Net Assets(1)                   0.87%*     0.89%        0.86%        0.86%      0.86%      0.86%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                       0.47%*     0.35%        0.52%        0.43%      0.70%      0.71%
Portfolio Turnover Rate                                        58%++++     118%       157%         193%       251%       163%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                0.86%*     0.89%        0.86%        0.85%      0.86%      0.86%
---------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                                                                                PERIOD FROM
                                                              SIX MONTHS                                 JANUARY 22, 1999**
                                                                   ENDED                                                 TO
                                                               MARCH 31,    YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,
                                                                    2003      2002      2001      2000                 1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    14.01   $ 15.13   $ 21.15   $ 18.62      $     17.32
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.02+     0.02+     0.05+     0.04+            0.06+
  Net Realized and Unrealized Gain (Loss) on Investments            0.25     (1.11)    (4.34)     4.02             1.24
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.27     (1.09)    (4.29)     4.06             1.30
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.02)    (0.00)++   (0.03)   (0.13)              --
  Net Realized Gain                                                   --     (0.03)    (1.70)    (1.40)              --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.02)    (0.03)    (1.73)    (1.53)              --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    14.26   $ 14.01   $ 15.13   $ 21.15      $     18.62
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       1.89%++++  (7.22%) (21.46%)  22.83%            7.51%++++
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   47,023   $51,964   $55,259   $47,708      $    16,117
Ratio of Expenses to Average Net Assets(2)                         1.12%*    1.14%     1.11%     1.11%            1.11%*
Ratio of Net Investment Income (Loss) to Average Net Assets        0.22%*    0.10%     0.26%     0.18%            0.45%*
Portfolio Turnover Rate                                              58%++++    118%    157%      193%             251%++++
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                      1.11%*    1.14%     1.11%     1.10%            1.10%*
-------------------------------------------------------------------------------------------------------------------------------

+   Per share amount is based on average shares outstanding.
++  Amount is less than $0.005 per share.
++++Not Annualized
*   Annualized
**  Initial offering of Adviser Class shares
    The accompanying notes are an integral part of the financial statements.

46
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
VALUE PORTFOLIO
Institutional Class

                                                        SIX MONTHS
                                                          ENDED
                                                        MARCH 31,                    YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                         2003        2002       2001       2000        1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.65   $  13.80   $  12.86   $  13.59   $    15.16   $    20.37
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                0.09+      0.16+      0.19+      0.16+        0.21+        0.34
  Net Realized and Unrealized Gain (Loss) on
  Investments                                                 0.22      (3.14)      0.93       0.95         1.11        (3.38)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          0.31      (2.98)      1.12       1.11         1.32        (3.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                      (0.09)     (0.17)     (0.18)     (0.18)       (0.28)       (0.36)
  Net Realized Gain                                             --         --         --      (1.66)       (2.61)       (1.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.09)     (0.17)     (0.18)     (1.84)       (2.89)       (2.17)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    10.87   $  10.65   $  13.80   $  12.86   $    13.59   $    15.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.94%++  (21.93%)     8.68%      9.67%        8.30%      (16.41%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                   $  448,787   $456,996   $656,007   $690,859   $1,079,356   $2,288,236
Ratio of Expenses to Average Net Assets(1)                   0.61%*     0.64%      0.62%      0.61%        0.63%        0.60%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                       1.64%*     1.09%      1.26%      1.32%        1.38%        1.76%
Portfolio Turnover Rate                                        26%++      42%        38%        50%          53%          56%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
  TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                0.60%*     0.64%      0.61%      0.60%        0.62%        0.59%
---------------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                              SIX MONTHS
                                                                ENDED
                                                              MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                                                 2003       2002      2001      2000       1999      1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    10.65   $ 13.80   $ 12.86   $ 13.58   $  15.15   $ 20.36
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.08+     0.14+     0.16+     0.15+      0.19+     0.31
  Net Realized and Unrealized Gain (Loss) on Investments            0.22     (3.15)     0.93      0.94       1.12     (3.38)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.30     (3.01)     1.09      1.09       1.31     (3.07)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.08)    (0.14)    (0.15)    (0.15)     (0.27)    (0.33)
  Net Realized Gain                                                   --        --        --     (1.66)     (2.61)    (1.81)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.08)    (0.14)    (0.15)    (1.81)     (2.88)    (2.14)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    10.87   $ 10.65   $ 13.80   $ 12.86   $  13.58   $ 15.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       2.85%++ (22.06%)    8.46%     9.50%      8.20%   (16.55%)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   19,643   $19,440   $19,552   $ 4,069   $  9,673   $24,527
Ratio of Expenses to Average Net Assets(2)                         0.76%*    0.79%     0.77%     0.76%      0.78%     0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets        1.49%*    0.94%     1.08%     1.19%      1.25%     1.62%
Portfolio Turnover Rate                                              26%++     42%       38%       50%        53%       56%
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                      0.75%*    0.79%     0.76%     0.75%      0.77%     0.74%
-------------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.
++ Not Annualized
* Annualized

    The accompanying notes are an integral part of the financial statements.

                                                                              47
2003 SEMI-ANNUAL REPORT
March 31, 2003

Financial Highlights
(Amounts for the Six Months Ended March 31, 2003 are Unaudited)
VALUE PORTFOLIO
Adviser Class

                                                            SIX MONTHS
                                                              ENDED
                                                            MARCH 31,                  YEAR ENDED SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                             2003        2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.63   $  13.78   $  12.83   $  13.57   $  15.13   $  20.35
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.08+      0.12+      0.15+      0.13+      0.17+      0.29
  Net Realized and Unrealized Gain (Loss) on Investments          0.22      (3.14)      0.94       0.94       1.12      (3.38)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.30      (3.02)      1.09       1.07       1.29      (3.09)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.08)     (0.13)     (0.14)     (0.15)     (0.24)     (0.32)
  Net Realized Gain                                                 --         --         --      (1.66)     (2.61)     (1.81)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.08)     (0.13)     (0.14)     (1.81)     (2.85)     (2.13)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    10.85   $  10.63   $  13.78   $  12.83   $  13.57   $  15.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.78%++  (22.17%)     8.49%      9.31%      8.10%    (16.66%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                       $  413,013   $534,668   $805,799   $301,497   $254,483   $325,272
Ratio of Expenses to Average Net Assets(1)                       0.86%*     0.89%      0.87%      0.86%      0.88%      0.85%
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                           1.39%*     0.84%      0.99%      1.05%      1.10%      1.52%
Portfolio Turnover Rate                                            26%++      42%        38%        50%        53%        56%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets and Reimbursement of
  Filing Fees                                                    0.85%*     0.89%      0.86%      0.85%      0.87%      0.84%
---------------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.
++ Not Annualized
* Annualized

    The accompanying notes are an integral part of the financial statements.

48
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At March 31, 2003, the Fund was comprised of twenty-one active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Small Cap Growth, Strategic Small Value, U.S. Mid Cap Core (formerly Mid Cap Value), U.S. Small Cap Core (formerly Small Cap Value), and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short-term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures approved by the Board of Trustees, although actual calculations may be done by others.

 2. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

 3. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains

                                                                              49
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

    (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

 4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the six months ended March 31, 2003, the investment advisory fees of each of the Portfolios were:

                                 ANNUAL        VOLUNTARY EXPENSE LIMITATIONS
                               INVESTMENT   ------------------------------------
                                ADVISORY    INSTITUTIONAL   INVESTMENT   ADVISER
PORTFOLIO                         FEE           CLASS         CLASS       CLASS
--------------------------------------------------------------------------------
Equity                              0.500%             --%          --%       --%
Mid Cap Growth                      0.500              --           --        --
Small Cap Growth                    1.000            1.15           --      1.40
Strategic Small Value               1.000            1.15           --        --
U.S. Mid Cap Core                   0.750              --           --        --
U.S. Small Cap Core                 0.750              --           --        --
Value                               0.500              --           --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. TRUSTEES' FEES. Each Trustee of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred portions are treated, based on an election by the Trustee, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at March 31, 2003, totaled $236,000 and are included in Trustees' Fees and Expenses Payable for the applicable Portfolios on the Statement

50
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

of Net Assets. The deferred portion of Trustees' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Trustee. For the six months ended March 31, 2003, Trustees' Fees and Expenses were reduced by approximately $142,000 due to these fluctuations.

G. PORTFOLIO INVESTMENT ACTIVITY.

 1. Purchases and Sales of Securities: For the six months ended March 31, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                                    PURCHASES    SALES
PORTFOLIO                                             (000)      (000)
------------------------------------------------------------------------
Equity                                              $ 58,503    $ 65,932
Mid Cap Growth                                       706,389     819,877
Small Cap Growth                                      47,864      62,339
Strategic Small Value                                 26,136      14,870
U.S. Mid Cap Core                                    444,400     759,062
U.S. Small Cap Core                                  317,447     517,752
Value                                                254,479     396,367

There were no purchases or sales of long-term U.S. government securities.

During the six month period ended March 31, 2003, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                               BROKER
                                                             COMMISSIONS
PORTFOLIO                                                       (000)
------------------------------------------------------------------------
Mid Cap Growth                                               $         8
Value                                                                 87

H. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at March 31, 2003 were as follows:

                                                      VALUE OF
                                                       LOANED      VALUE OF
                                                     SECURITIES   COLLATERAL
PORTFOLIO                                              (000)        (000)
----------------------------------------------------------------------------
Equity                                               $    3,878   $    4,027
Value                                                    32,559       34,836

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                              NET INTEREST
                                                               EARNED BY
                                                               PORTFOLIO
PORTFOLIO                                                        (000)
--------------------------------------------------------------------------
Equity                                                        $          7
Value                                                                   49

I. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Small Cap Growth, Strategic Small Value, U.S. Mid Cap Core, and U.S. Small Cap Core Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. As of September 30, 2002, the tax character of distributions paid during 2002 and 2001 were as follows:

                            2002 DISTRIBUTIONS        2001 DISTRIBUTIONS
                                PAID FROM:                PAID FROM:
                          -----------------------   -----------------------
                          ORDINARY    LONG-TERM     ORDINARY    LONG-TERM
                           INCOME    CAPITAL GAIN    INCOME    CAPITAL GAIN
PORTFOLIO                  (000)        (000)        (000)        (000)
---------------------------------------------------------------------------
Equity                    $  2,873   $         --   $ 50,597   $     56,150
Mid Cap Growth                  --             --    289,746         76,385
Small Cap Growth                --             --     19,700          1,542
Strategic Small Value           74             37         11             --
U.S. Mid Cap Core            1,189             --    192,851          7,657
U.S. Small Cap Core          3,166          2,110     89,133         20,664
Value                       14,798             --     15,996             --

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may

                                                                              51
2003 SEMI-ANNUAL REPORT
March 31, 2003 (Unaudited)

differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                             UNDISTRIBUTED
                                                               ORDINARY
                                                                INCOME
PORTFOLIO                                                        (000)
--------------------------------------------------------------------------
Equity                                                       $         647
Strategic Small Value                                                   24
U.S. Small Cap Core                                                  2,304
Value                                                                3,760

At March 31, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                        NET
                                                                    APPRECIATION
                            COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
PORTFOLIO                  (000)        (000)          (000)           (000)
---------------------------------------------------------------------------------
Equity                    $185,600   $     12,572   $    (25,031)  $      (12,459)
Mid Cap Growth             733,576         71,883        (51,221)          20,662
Small Cap Growth            79,010          4,461         (9,345)          (4,884)
Strategic Small Value       32,566          1,401         (2,385)            (984)
U.S. Mid Cap Core          552,107         44,662        (86,341)         (41,679)
U.S. Small Cap Core        476,934         39,658        (52,408)         (12,750)
Value                      922,243        102,621       (116,305)         (13,684)

At September 30, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                              EXPIRATION DATE
                                               SEPTEMBER 30,
                                                   (000)
                                -------------------------------------------
PORTFOLIO                        2008      2009        2010        TOTAL
---------------------------------------------------------------------------
Equity                          $    --   $ 9,611   $   71,011   $   80,622
Mid Cap Growth                       --    16,101    1,000,928    1,017,029
Small Cap Growth                     --     2,561       99,359      101,920
Strategic Small Value                --        --            2            2
U.S. Mid Cap Core                    --       493      102,896      103,389
U.S. Small Cap Core                  --        --      120,476      120,476
Value                            16,828     3,629       15,692       36,149

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2002, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2001 and September 30, 2002 up to the following amounts:

                                                     POST-OCTOBER
                                           --------------------------------
                                           CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                      (000)             (000)
---------------------------------------------------------------------------
Equity                                     $       32,684   $            --
Mid Cap Growth                                    300,192                --
Small Cap Growth                                   17,647                 5
Strategic Small Value                                 233                --
U.S. Mid Cap Core                                 106,142                --
Value                                              90,157                --

J. OTHER. At March 31, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                                  PERCENTAGE OF OWNERSHIP
                                           --------------------------------------
                                           INSTITUTIONAL    INVESTMENT    ADVISER
PORTFOLIO                                      CLASS          CLASS        CLASS
---------------------------------------------------------------------------------
Equity                                              27.2%            --%     95.7%
Mid Cap Growth                                      40.0             --      80.4
Small Cap Growth                                    48.8             --     100.0
Strategic Small Value                               94.3             --        --
U.S. Mid Cap Core                                   32.3           48.7      53.0
U.S. Small Cap Core                                 35.6             --      72.6
Value                                               50.9           91.5      93.2

Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $340,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Reimbursement of Filing Fees".

TRUSTEES

Mitchell M. Merin
Chairman of the Board
President, Chief Operating Officer and Director,
Morgan Stanley Investment Management Inc.;
President, Director and Chief Executive Officer,
Morgan Stanley Investment Advisers Inc. and
Morgan Stanley Services Company Inc.;
Chairman, Chief Executive Officer and Director,
Morgan Stanley Distributors, Inc.;
Chairman and Director,
Morgan Stanley Trust

John D. Barrett II
Chief Executive Officer and Chairman,
Barrett Associates, Inc.

Thomas P. Gerrity
Professor of Management,
Wharton School of Business,
University of Pennsylvania

Gerard E. Jones
Of Counsel, Shipman & Goodwin, LLP

Joseph J. Kearns
President,
Kearns & Associates LLC

Vincent R. McLean
Formerly Executive Vice President,
Chief Financial Officer
and Director, Sperry Corporation

C. Oscar Morong, Jr.
Managing Director, Morong
Capital Management

William G. Morton, Jr.
Formerly, Chairman and Chief Executive Officer,
Boston Stock Exchange

Michael Nugent
General Partner, Triumph Capital, LP

Fergus Reid
Chairman,
Lumelite Plastics Corporation

Ronald E. Robison
Chief Global Operations Officer and Managing Director,
Morgan Stanley Investment Management Inc.;
President, Chief Executive Officer and Director,
Morgan Stanley Trust

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

OFFICERS

Ronald E. Robison
President & Trustee

Stefanie V. Chang
Vice President

Lorraine Truten
Vice President

James W. Garrett
Treasurer

Mary E. Mullin
Secretary

Michael Leary
Assistant Treasurer

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS

Ernest & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

(C) 2003 Morgan Stanley

(MORGAN STANLEY LOGO)                                             929-eqann-0503

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information relates to the shares of Small Company Growth Portfolio (the "Acquiring Fund"), a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be issued pursuant to an Agreement and Plan of Reorganization, dated July 5, 2003 between the Company, on behalf of the Acquiring Fund, and Morgan Stanley Institutional Fund Trust (the "Trust"), on behalf of the Small Cap Growth Portfolio (the "Target Fund"). This Statement of Additional Information does not constitute a prospectus, and does not include all of the information that a shareholder should consider before voting on the proposal contained in the Proxy Statement and Prospectus dated August 12, 2003. It should be read in conjunction with the Proxy Statement and Prospectus, a copy of which may be obtained without charge by calling (800) 354-8185 (toll-free). Please retain this document for future reference.



    The date of this Statement of Additional Information is dated August 12, 2003.


                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
INTRODUCTION................................................       B-2
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND.............       B-2
ADDITIONAL INFORMATION ABOUT THE TARGET FUND................       B-3
FINANCIAL STATEMENTS........................................       B-4

                                  INTRODUCTION


    This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated August 12, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the Target Fund shareholders in connection with the solicitation of proxies by the Board of Trustees of the Target Fund to be voted at the Special Meeting of Shareholders of the Target Fund to be held on September 23, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund dated May 1, 2003, and the Statement of Additional Information of the Target Fund dated January 31, 2003.


                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT OBJECTIVES AND POLICIES

    For additional information about the Acquiring Fund's investment objectives and policies, see "Investment Policies and Strategies" in the Company's Statement of Additional Information.

MANAGEMENT

    For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see "Management of the Fund" in the Company's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

    For additional information about the Acquiring Fund's investment adviser, see "Investment Advisory and Other Services -- Investment Adviser" in the Company's Statement of Additional Information. For additional information about the Acquiring Fund's independent auditors, see "Investment Advisory and Other Services -- Independent Auditors" in the Company's Statement of Additional Information. For additional information about other services provided to the Acquiring Fund, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information.

ACQUIRING FUND TRANSACTIONS AND BROKERAGE

    For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Practices" in the Company's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

    For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see "General Information" in the Company's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    For additional information about the purchase and redemption of the Acquiring Fund's shares and the determination of net asset value, see "Purchase of Shares," "Redemption of Shares" and "Account Policies and Features -- Valuation of Shares" in the Company's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    For additional information about the Acquiring Fund's policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its shareholders, see "General Information" and "Taxes" in the Company's Statement of Additional Information.

DISTRIBUTION OF SHARES

    For additional information about the Acquiring Fund's distributor and the distribution agreement between the Acquiring Fund and the distributor, see "Distribution of Shares" and "Investment Advisory and Other Services -- Principal Underwriter" in the Company's Statement of Additional Information.

PERFORMANCE DATA

    For additional information about the Acquiring Fund's performance, see "Performance Information" in the Company's Statement of Additional Information.

                  ADDITIONAL INFORMATION ABOUT THE TARGET FUND

INVESTMENT OBJECTIVES AND POLICIES

    For additional information about the Target Fund's investment objectives and policies, see "The Portfolios' Investments and Strategies" and "Investment Strategies" in the Trust's Statement of Additional Information.

MANAGEMENT

    For additional information about the Board of Directors, officers and management personnel of the Target Fund, see "Management of the Fund" in the Trust's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

    For additional information about the Target Fund's investment adviser, see "Investment Adviser" in the Trust's Statement of Additional Information. For additional information about the Target Fund's independent auditors, see "Other Service Providers -- Independent Accountants" in the Trust's Statement of Additional Information. For additional information about other services provided to the Target Fund, see "Fund Administration" and "Other Service Providers" in the Trust's Statement of Additional Information.

TARGET FUND TRANSACTIONS AND BROKERAGE

    For additional information about the Target Fund's brokerage allocation practices, see "Brokerage Transactions" in the Trust's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

    For additional information about the voting rights and other characteristics of the shares of the Target Fund, see "General Information -- Description of Shares and Voting Rights" in the Trust's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    For additional information about the purchase and redemption of the Target Fund's shares and the determination of net asset value, see "Purchase of Shares," "Redemption of Shares" and "Valuation of Shares" in the Trust's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    For additional information about the Target Fund's policies regarding dividends and distributions and tax matters affecting the Target Fund and its shareholders, see "General Information" and "Tax Considerations" in the Trust's Statement of Additional Information.

DISTRIBUTION OF SHARES

    For additional information about the Target Fund's distributor and the distribution agreement between the Target Fund and the distributor, see "Distribution of Shares" and "Principal Underwriter" in the Trust's Statement of Additional Information.

PERFORMANCE DATA

    For additional information about the Target Fund's performance, see "Performance Information" in the Trust's Statement of Additional Information.

                              FINANCIAL STATEMENTS

    The Acquiring Fund's most recent audited financial statements are set forth in its Annual Report for the fiscal year ended December 31, 2002. The Acquiring Fund's Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. The Target Fund's most recent audited financial statements are set forth in its Annual Report for the fiscal year ended September 30, 2002, which is incorporated by reference in the Proxy Statement and Prospectus.


    The following unaudited PRO FORMA financial information combines the Schedules of Portfolio Investments, the Statements of Assets and Liabilities, and the Statements of Operations, as of December 31, 2002, to reflect the reorganization of the Target Fund into the Acquiring Fund. The PRO FORMA financial information shows the expected effect of the reorganization transactions on the Acquiring Fund.

             MORGAN STANLEY INSTITUTIONAL FUND TRUST/MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.
                  PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
               ACQUIRING PORTFOLIO: MSIF -- SMALL COMPANY GROWTH
                  TARGET PORTFOLIO: MSIFT -- SMALL CAP GROWTH
                            AS OF DECEMBER 31, 2002

                                                                            MARKET
                                                               SHARES/      VALUE        % OF
SECURITY DESCRIPTION                                          PAR VALUE     (000)     NET ASSETS
--------------------                                          ----------   --------   ----------
Abercrombie & Fitch Co......................................     168,800      3,454       0.92%
Accredo Health, Inc.........................................     160,065      5,642       1.51%
Activision, Inc.............................................     117,950      1,721       0.46%
Actuant Corp................................................      26,550      1,234       0.33%
Adtran, Inc.................................................      25,000        823       0.22%
Advanced Fibre Communications...............................      85,600      1,427       0.38%
Affiliated Managers Group...................................      57,800      2,907       0.78%
Agco Corp...................................................     253,675      5,606       1.50%
Albemarle Corp..............................................     164,900      4,691       1.25%
Alliance Gaming Corp........................................     134,900      2,297       0.61%
Alliant Techsystems, Inc....................................      46,137      2,877       0.77%
Allos Therapeutics..........................................     357,462      2,688       0.72%
AMN Healthcare Services, Inc................................     103,200      1,745       0.47%
Amylin Pharmaceuticals, Inc.................................     125,800      2,030       0.54%
Arbitron, Inc...............................................     124,175      4,160       1.11%
Arkansas Best Corp..........................................      30,303        787       0.21%
Array Biopharma, Inc........................................     293,540      1,630       0.44%
ASM International N.V.......................................     143,215      1,848       0.49%
Career Education Corp.......................................      14,950        598       0.16%
Career Education Corp.......................................      50,850      2,034       0.54%
CBRL Group, Inc.............................................     128,550      3,873       1.04%
Celgene Corp................................................      86,600      1,859       0.50%
Chesapeake Energy Corp......................................     593,400      4,593       1.23%
Chico's FAS, Inc............................................     155,650      2,943       0.79%
Coach, Inc..................................................     107,599      3,542       0.95%
Commonwealth Telephone Enterprises, Inc.....................      75,725      2,714       0.73%
Community Health Systems....................................     139,291      2,867       0.77%
Cooper Cos., Inc............................................     129,236      3,233       0.86%
Corporate Executive Board Co................................     332,899     10,626       2.84%
Cost Plus, Inc..............................................      29,650        850       0.23%
CV Therapeutics, Inc........................................      55,225      1,007       0.27%
Cymer, Inc..................................................      85,950      2,772       0.74%
Dick's Sporting Goods, Inc..................................     201,900      3,877       1.04%
Doral Financial Corp........................................     218,300      6,243       1.67%
Dreyers Grand Ice Cream, Inc................................      56,050      3,977       1.06%
Emulex Corp.................................................     133,673      2,480       0.66%
Exar Corp...................................................     140,550      1,743       0.47%
Extreme Networks, Inc.......................................     258,750        846       0.23%
Fisher Scientific International, Inc........................     103,025      3,099       0.83%
Forrester Research, Inc.....................................     243,170      3,786       1.01%
Foundry Networks, Inc.......................................     229,000      1,613       0.43%

                                                                            MARKET
                                                               SHARES/      VALUE        % OF
SECURITY DESCRIPTION                                          PAR VALUE     (000)     NET ASSETS
--------------------                                          ----------   --------   ----------
Fred's, Inc.................................................     151,612      3,896       1.04%
Frontier Oil Corp...........................................     135,500      2,334       0.62%
Furniture Brands International, Inc.........................      78,107      1,863       0.50%
G & K Services, Inc., Class A...............................      55,700      1,972       0.53%
Global Payments, Inc........................................     172,525      5,522       1.48%
Griffon Corp................................................     112,300      1,530       0.41%
GTECH Holdings Corp.........................................     368,869     10,277       2.75%
Hilb, Rogal & Hamilton Co...................................     142,500      5,828       1.56%
HOT Topic, Inc..............................................     162,750      3,724       1.00%
Hyperion Solutions Corp.....................................      42,100      1,081       0.29%
IDT Corp., Class B..........................................     193,800      3,005       0.80%
Imation Corp................................................      48,400      1,698       0.45%
Informatica Corp............................................     674,920      3,887       1.04%
Interactive Data Corp.......................................     835,375     11,487       3.07%
InterMune, Inc..............................................      40,150      1,024       0.27%
International Multifoods Corp...............................      45,200        958       0.26%
Internet Security Systems...................................      67,300      1,234       0.33%
Intersil Corp...............................................     166,650      2,323       0.62%
Inveresk Research Group, Inc................................      53,050      1,145       0.31%
Investment Technology Group, Inc............................      56,350      1,260       0.34%
J & J Snack Foods Corp......................................     168,574      6,020       1.61%
J. D. Edwards & Co..........................................     131,950      1,489       0.40%
J. Jill Group, Inc..........................................     268,786      3,758       1.00%
J.P. Morgan Securities, Inc. Repo...........................  14,518,000     14,518       3.88%
Kirklands, Inc..............................................     164,550      1,859       0.50%
Kopin Corp..................................................     255,322      1,001       0.27%
Krispy Kreme Doughnuts, Inc.................................      57,850      1,953       0.52%
Laboratory Corp. of America Holdings........................           1          0       0.00%
Liquidmetal Technologies....................................      76,700        789       0.21%
Marvell Technology Group Ltd................................     107,750      2,032       0.54%
Maverick Tube Corp..........................................     177,850      2,317       0.62%
Media General, Inc., Class A................................      19,250      1,154       0.31%
Media General, Inc., Class A................................      65,725      3,940       1.05%
Mercury Interactive Corp....................................      85,250      2,528       0.68%
Micrel, Inc.................................................     118,800      1,067       0.29%
Moog, Inc...................................................      92,875      2,883       0.77%
MTC Technologies, Inc.......................................      72,050      1,823       0.49%
NETIQ Corp..................................................      90,775      1,121       0.30%
Neurocrine Biosciences, Inc.................................      21,400        977       0.26%
NPS Pharmaceuticals, Inc....................................     190,400      4,792       1.28%
NVR, Inc....................................................      17,950      5,842       1.56%
Orient-Express Hotels Ltd...................................     170,950      2,308       0.62%
P.F. Changs China Bistro, Inc...............................      63,200      2,294       0.61%
Patterson-UTI Energy, Inc...................................     150,225      4,532       1.21%
Patterson-UTI Energy, Inc...................................      44,100      1,330       0.36%
Penn National Gaming, Inc...................................     284,350      4,510       1.21%
Penn National Gaming, Inc...................................      80,050      1,270       0.34%
PetroQuest Energy, Inc......................................     544,875      2,261       0.60%

                                                                            MARKET
                                                               SHARES/      VALUE        % OF
SECURITY DESCRIPTION                                          PAR VALUE     (000)     NET ASSETS
--------------------                                          ----------   --------   ----------
PetroQuest Energy, Inc......................................     159,900        664       0.18%
Pioneer Natural Resources Co................................     266,350      6,725       1.80%
Precise Software Solutions..................................     185,300      3,059       0.82%
Precise Software Solutions Ltd..............................      54,350        897       0.24%
Pulitzer, Inc...............................................      64,969      2,920       0.78%
Pulitzer, Inc...............................................      19,050        856       0.23%
Quest Software, Inc.........................................     222,550      2,294       0.61%
R.H. Donnelley Corp.........................................     231,677      6,791       1.82%
Radio One, Inc..............................................     325,086      4,691       1.25%
Rational Software Corp......................................     303,550      3,154       0.84%
Regeneron Pharmaceutical....................................     138,825      2,570       0.69%
Sandisk Corp................................................     170,275      3,457       0.92%
Scios, Inc..................................................      65,000      2,118       0.57%
Scios, Inc..................................................      19,050        621       0.17%
Secure Computing Corp.......................................     156,300      1,002       0.27%
Skyworks Solutions, Inc.....................................     377,806      3,257       0.87%
Sonic Corp..................................................     182,888      3,747       1.00%
Southwest Bancorp of Texas, Inc.............................      91,250      2,629       0.70%
Specialty Laboratories, Inc.................................     113,130      1,093       0.29%
SRA International, Inc......................................      70,925      1,921       0.51%
Stancorp Financial Group, Inc...............................     106,725      5,213       1.39%
Stericycle, Inc.............................................     154,425      5,000       1.34%
Storage Technology Corp.....................................     267,195      5,723       1.53%
Strayer Education, Inc......................................      30,550      1,757       0.47%
Taro Pharmaceutical Industries Ltd..........................     123,350      4,638       1.24%
Techne Corp.................................................      59,320      1,694       0.45%
Telik, Inc..................................................     322,625      3,762       1.01%
TIBCO Software, Inc.........................................     613,175      3,790       1.01%
Tractor Supply Co...........................................      91,400      3,437       0.92%
Trimeris, Inc...............................................      41,200      1,775       0.47%
Triquint Semiconductor, Inc.................................     380,425      1,613       0.43%
United Defense Industries, Inc..............................      80,425      1,874       0.50%
United Online, Inc..........................................     125,350      1,998       0.53%
Verint Systems, Inc.........................................      88,400      1,784       0.48%
VeriSign, Inc...............................................     105,400        845       0.23%
Viasys Healthcare, Inc......................................     122,125      1,819       0.49%
Vignette Corp...............................................   1,898,775      2,330       0.62%
W.P. Stewart & Co., Ltd.....................................      67,350      1,207       0.32%
Warp Solutions, Inc., Series A..............................   1,163,108        879       0.23%
Westwood One, Inc...........................................      78,000      2,914       0.78%
Wright Medical Group, Inc...................................     110,550      1,930       0.52%
                                                              ----------   --------    ------
Total.......................................................  36,879,885    375,606     100.40%
                                                              ==========   ========    ======
Total Net Assets............................................                374,094
                                                                           ========

            See Notes to the Pro-forma Combined Financial Statements

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
              PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
                      AS OF DECEMBER 31, 2002 (UNAUDITED)

                                      MSIFT                 MSIF                            PRO FORMA
                                 SMALL CAP GROWTH   SMALL COMPANY GROWTH                    COMBINED
                                    PORTFOLIO            PORTFOLIO          ADJUSTMENTS     PORTFOLIO
                                      (000)                (000)               (000)          (000)
                                 ----------------   --------------------   -------------   -----------
Investments, at Cost -- see
  accompanying Portfolio of
  Investments..................     $   86,097          $   298,959        $        -      $   385,056
Investments, at Value..........         83,884              291,722                 -          375,606
Cash...........................              1                    1                 -                2
Receivable for Investments
  Sold.........................             86                  603                 -              689
Receivable for Portfolio Shares
  Sold.........................              0                  531                 -              531
Dividends Receivable...........             15                   50                 -               65
Other Assets...................             18                    9                 -               27
                                    ----------          -----------        ----------      -----------
Total Assets...................         84,004              292,916                 -          376,920
                                    ----------          -----------        ----------      -----------
Payable for Portfolio Shares
  Redeemed.....................              -                  900                 -              900
Payable for Investments
  Purchased....................             82                  768                 -              850
Investment Advisory Fees
  Payable......................            224                  583                 -              807
Distribution Fees, Class B.....              -                  124                 -              124
Administrative Fees Payable....             12                   44                 -               56
Directors'/Trustees' Fees and
  Expenses Payable.............             10                   11                 -               21
Custodian Fees Payable.........             11                   10                 -               21
Other Liabilities..............             24                   23                 -               47
                                    ----------          -----------        ----------      -----------
Total Liabilities..............            363                2,463                 -            2,826
                                    ----------          -----------        ----------      -----------
NET ASSETS.....................     $   83,641          $   290,453        $        -      $   374,094
                                    ----------          -----------        ----------      -----------
Net Assets Consist of:
Paid-in Capital................     $  212,959          $   396,217        $        -      $   609,176
Undistributed Net Investment
  Income (Accumulated
    Net Investment Loss).......           (195)                 (10)                -             (205)
Accumulated Net Realized Gain
  (Loss).......................       (126,910)             (98,517)                -         (225,427)
Unrealized Appreciation
  (Depreciation) on
  Investments..................         (2,213)              (7,237)                -           (9,450)
                                    ----------          -----------        ----------      -----------
Net Assets.....................     $   83,641          $   290,453        $        -      $   374,094
                                    ----------          -----------        ----------      -----------
NET ASSETS -- CLASS A..........     $   83,464          $    74,554        $        -      $   158,018
SHARES OUTSTANDING -- CLASS
  A............................      3,955,484            9,936,752         7,176,905(a)    21,069,141
NET ASSET VALUE PER SHARE --
  CLASS A......................     $    21.10          $      7.50        $        -      $      7.50
NET ASSETS -- CLASS B..........     $      177          $   215,899        $        -      $   216,076
SHARES OUTSTANDING -- CLASS
  B............................          8,405           29,727,815            26,209(a)    29,762,429
NET ASSET VALUE PER SHARE --
  CLASS B......................     $    21.03          $      7.26        $        -      $      7.26

            See Notes to the Pro-forma Combined Financial Statements

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      AS OF DECEMBER 31, 2002 (UNAUDITED)

                                         MSIFT                 MSIF                         PRO FORMA
                                    SMALL CAP GROWTH   SMALL COMPANY GROWTH                  COMBINED
                                       PORTFOLIO            PORTFOLIO         ADJUSTMENTS   PORTFOLIO
                                         (000)                (000)              (000)        (000)
                                    ----------------   --------------------   -----------   ----------
Investment Income:
Dividends.........................      $     229           $     558           $-          $      787
Interest..........................             46                 214                              260
Less: Foreign Taxes Withheld......             (1)                  -            -                  (1)
                                        ---------           ---------           ----        ----------
Total Income......................            274                 772            -               1,046
                                        ---------           ---------           ----        ----------
EXPENSES:
Investment Advisory Fees..........          1,290               2,747            -               4,037
Administrative Fees...............            124                 438           90  (b)            652
Custodian Fees....................             65                  49            -                 114
Directors'/Trustees' Fees and
  Expenses........................              4                   4            -                   8
Filing and Registration Fees......             11                  41          (11  )(c)            41
Insurance Fees....................              2                   5            -                   7
Interest Expense..................              5                   1            -                   6
Professional Fees.................             24                  27          (24  )(c)            27
Shareholder Reporting Fees........             56                  48            -                 104
Distribution Fees on Class B
  Shares..........................              9                 496            -                 505
Other Expenses....................              6                   2            -                   8
                                        ---------           ---------           ----        ----------
Total Expenses....................          1,596               3,858           55               5,509
                                        ---------           ---------           ----        ----------
Waiver of Investment Advisory
  Fees............................            (96)               (342)        (120  )(d)          (558)
                                        ---------           ---------           ----        ----------
Net Expenses......................          1,500               3,516          (65  )            4,951
                                        ---------           ---------           ----        ----------
NET INVESTMENT INCOME (LOSS)......         (1,226)             (2,744)          65              (3,905)
                                        ---------           ---------           ----        ----------
REALIZED GAIN (LOSS):
INVESTMENTS SOLD..................        (18,539)            (42,857)           -             (61,396)
Foreign Currency Transactions.....             (5)                  -            -                  (5)
                                        ---------           ---------           ----        ----------
Net Realized Gain (Loss)..........        (18,544)            (42,857)           -             (61,401)
                                        ---------           ---------           ----        ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
Investments.......................        (29,723)            (27,447)           -             (57,170)
                                        ---------           ---------           ----        ----------
Net Change in Unrealized
  Appreciation (Depreciation).....        (29,723)            (27,447)           -             (57,170)
                                        ---------           ---------           ----        ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN.......................              -
UNREALIZED APPRECIATION
  (DEPRECIATION)..................        (48,267)            (70,304)           -            (118,571)
                                        ---------           ---------           ----        ----------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations......................      $ (49,493)          $ (73,048)          $65         $ (122,476)
                                        =========           =========           ====        ==========

            See Notes to the Pro-forma Combined Financial Statements

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                PRO FORMA COMBINED NOTES TO FINANCIAL STATEMENTS
                      AS OF DECEMBER 31, 2002 (UNAUDITED)

    Pro forma financial information is intended to provide shareholders of MSIFT Small Cap Growth Portfolio and MSIF Small Company Growth Portfolio with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of December 31, 2002. No realignment of the Portfolios is expected in connection with the merger.

    The pro forma combined statements of assets and liabilities and of operations as of December 31, 2002 have been prepared to reflect the merger of MSIFT Small Cap Growth Portfolio and MSIF Small Company Growth Portfolio after giving effect to pro forma adjustments described in the notes below.

(a) Acquisition by MSIF Small Company Growth Portfolio of MSIFT Small Cap Growth Portfolio and issuance of MSIF Small Company Growth Portfolio shares in exchange for all of the outstanding shares of MSIFT Small Cap Growth Portfolio.

(b) Administration fees were adjusted to reflect the application of the fee structure for MSIF Small Company Growth Portfolio (0.15% of average daily net assets).

(c) Certain pro forma basis expense reflect actual expenses incurred by the individual Portfolios, adjusted to reflect estimated cost savings arising from the merger or, in some cases, additional costs.

(d) Waiver of Investment Advisory Fees adjusted to reflect the application of the expense limitation structure for MSIF Small Company Portfolio (1.10% and 1.35% of average daily net assets for Class A & B, respectively).

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2003

This statement of additional information is not a prospectus. It should be read in conjunction with a prospectus for the applicable portfolio, which may be obtained by calling the Morgan Stanley Institutional Fund, Inc. (the "Fund") at 1-800-548-7786.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT POLICIES AND STRATEGIES............................................1
INVESTMENT LIMITATIONS.......................................................34
PURCHASE OF SHARES...........................................................36
REDEMPTION OF SHARES.........................................................39
ACCOUNT POLICIES AND FEATURES................................................41
MANAGEMENT OF THE FUND.......................................................42
COMPENSATION TABLE...........................................................51
INVESTMENT ADVISORY AND OTHER SERVICES.......................................51
DISTRIBUTION OF SHARES.......................................................54
BROKERAGE PRACTICES..........................................................55
VALUE OF PORTFOLIO HOLDING...................................................59
GENERAL INFORMATION..........................................................60
TAXES....................................................................... 60
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................66
PERFORMANCE INFORMATION......................................................66
DESCRIPTION OF RATINGS.......................................................73
FINANCIAL STATEMENTS.........................................................75

The Fund's audited financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios were not operational as of the date of this statement of additional information, and do not have a current prospectus. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Institutional Fund, Inc. at 1-800-548-7786.

This Statement of Additional Information relates to the following prospectuses dated May 1, 2003: Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Equity Growth Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Focus Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Money Market Portfolio, Municipal Money Market Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio and Value Equity Portfolio. Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offer both Class A and Class B shares. The International Small Cap, Money Market and Municipal Money Market Portfolios only offer Class A shares.

                       INVESTMENT POLICIES AND STRATEGIES

This Statement of Additional Information provides additional information about the investment policies and operations of the Fund and its investment portfolios (each a "Portfolio"). Morgan Stanley Investment Management Inc. (the "Adviser" or "Morgan Stanley Investment Management") acts as investment adviser to each Portfolio. Under the supervision of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc. ("MSIA" or the "Sub-Adviser") acts as investment sub-adviser to the Money Market and Municipal Money Market

Portfolios. References to Morgan Stanley Investment Management, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

The following table provides additional information about the Portfolios' investment policies. Capitalized items used below are described in more detail later in this section.

------------------------------------------------------------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION     Under normal circumstances, the Portfolio invests primarily in accordance with country and
PORTFOLIO                           sector weightings determined by the Adviser in Equity Securities of non-U.S. issuers that, in the aggregate, generally replicate broad market indices.
------------------------------------------------------------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO              Under normal circumstances, the Portfolio invests primarily in Equity Securities of Asian issuers (excluding Japanese issuers).
------------------------------------------------------------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO         Under normal circumstances, the Portfolio invests primarily in Equity Securities of companies principally engaged in the Asian real estate industry.
------------------------------------------------------------------------------------------------------------------------------------
CHINA GROWTH PORTFOLIO              Under normal circumstances, the Portfolio invests primarily in Equity Securities of issuers in
                                    The People's Republic of China, Hong Kong and Taiwan.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO          Under normal circumstances, the Portfolio invests primarily in growth-oriented Equity Securities of issuers in Emerging Market Countries.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO     Under normal circumstances, the Portfolio invests primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, corporate issuers in Emerging
                                    Market Countries.
------------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO             Under normal circumstances, the Portfolio invests primarily in growth oriented Equity Securities of large capitalization U.S. and, to a limited extent, foreign companies.
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO      Under normal circumstances, the Portfolio invests primarily in Equity Securities of companies principally engaged in the European real estate industry.
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN VALUE EQUITY PORTFOLIO     Under normal circumstances, the Portfolio invests primarily in Equity Securities of European issuers.
------------------------------------------------------------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO              Under normal circumstances, the Portfolio invests primarily in growth-oriented Equity Securities of U.S. and, to a limited extent, foreign companies. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL FRANCHISE PORTFOLIO          Under normal circumstances, the Portfolio invests primarily in equity securities of issuers located throughout the world that Morgan Stanley Investment Management believes have, among other things, resilient business franchises and growth potential.
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE EQUITY PORTFOLIO       Under normal circumstances, the Portfolio invests primarily in Equity Securities of issuers located throughout the world, including issuers located in the United States. Ordinarily, at least 20% of the Portfolio's total assets will be invested in Equity Securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------
GOLD PORTFOLIO                      Under normal circumstances, the Portfolio invests primarily in Equity Securities of U.S. and foreign companies engaged in gold-related activities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO      Under normal circumstances, the Portfolio invests primarily in Equity Securities of non-U.S.
                                    issuers.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO      Under normal circumstances, the Portfolio invests primarily in Equity Securities of non-U.S.
                                    issuers domiciled in EAFE countries. The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries, including Emerging Market Countries.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO   Under normal circumstances, the Portfolio invests primarily in Equity Securities of small
                                    non-U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
JAPANESE VALUE EQUITY PORTFOLIO     Under normal circumstances, the Portfolio invests in primarily in Equity Securities of Japanese issuers that Morgan Stanley Investment Management believes are undervalued relative to their intrinsic assets, cash flow and earnings potential.
------------------------------------------------------------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO            Under normal circumstances, the Portfolio invests primarily in growth-oriented Equity Securities of Latin American issuers.
------------------------------------------------------------------------------------------------------------------------------------
MICROCAP PORTFOLIO                  Under normal circumstances, the Portfolio invests primarily in growth-oriented Equity Securities of small growth-oriented domestic and, to a limited extent, foreign companies with potential for long-term growth.
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO              Under normal circumstances, the Portfolio invests primarily in Money Market Instruments with effective maturities of 397 days or less.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES          Under normal circumstances, the Portfolio invests primarily in investment grade short- and
PORTFOLIO                           intermediate-term Mortgage-Related Securities. The Portfolio may invest up to 15% in
                                    Mortgage-Related Securities rated in the third highest rating category or, if unrated, believed by Morgan Stanley Investment Management to be of equivalent quality.
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO            Under normal circumstances, the Portfolio invests primarily in Municipals rated investment grade at the time of investment or futures and options on futures relating to these Municipals.
                                    The Portfolio invests 65% of its net assets in Municipals having an initial maturity of more than one year. The Portfolio may invest up to 20% of its net assets in Municipals that pay interest subject to alternative minimum tax and up to 20% in cash, cash equivalents, U.S.
                                    Government securities and taxable investment grade corporate Fixed Income Securities.
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO    Under normal circumstances, the Portfolio invests primarily in Municipal Money Market
                                    Instruments with effective maturities of 397 days or less that pay interest that is exempt from federal taxation.
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO      Under normal circumstances, the Portfolio invests primarily in growth-oriented Equity
                                    Securities of small U.S. issuers and, to a limited extent, foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO                Under normal circumstances, the Portfolio invests primarily in Equity Securities of companies that Morgan Stanley Investment Management believes will benefit from their involvement in technology and technology-related industries.
------------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO          Under normal circumstances, the Portfolio invests primarily in Equity Securities of U.S.
                                    issuers included in the Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO          Under normal circumstances, the Portfolio invests primarily in Equity Securities of companies principally engaged in the U.S. real estate industry, including real estate investment trusts
                                    (REITs).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO              Under normal circumstances, the Portfolio invests primarily in Equity Securities of U.S. and, to a limited extent, foreign issuers that Morgan Stanley Investment Management believes to be undervalued relative to the stock market in general at the time of purchase.
------------------------------------------------------------------------------------------------------------------------------------

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

------------------------------------------------------------------------------------------------------------------------------------
                                             ACTIVE               ASIAN                      EUROPEAN  EUROPEAN               GLOBAL
                                          INTERNATIONAL   ASIAN   REAL    CHINA   EMERGING     VALUE     REAL       GLOBAL     VALUE
                                           ALLOCATION    EQUITY  ESTATE  GROWTH    MARKETS    EQUITY    ESTATE    FRANCHISE   EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks........................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Depositary Receipts..................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks.....................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Rights...............................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Warrants.............................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Convertible Securities...............        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Limited Partnerships.................
------------------------------------------------------------------------------------------------------------------------------------
   Investment Company
      Securities........................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Real Estate Investing................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   --REITS..............................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   --Specialized Ownership
      Vehicles..........................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES:
------------------------------------------------------------------------------------------------------------------------------------
   High Yield Securities................                                              X
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities...........        X          X       X        X         X         *          X          *         *
------------------------------------------------------------------------------------------------------------------------------------
   Agencies.............................        X          X       X        X         X         *          X          *         *
------------------------------------------------------------------------------------------------------------------------------------
   Corporates...........................        X          X       X        X         X         *          X          *         *
------------------------------------------------------------------------------------------------------------------------------------
   Money Market Instruments.............        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Mortgage Related Securities..........
------------------------------------------------------------------------------------------------------------------------------------
   -MBSs................................
------------------------------------------------------------------------------------------------------------------------------------
   -CMOs................................
------------------------------------------------------------------------------------------------------------------------------------
   -SMBSs...............................
------------------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Municipals...........................
------------------------------------------------------------------------------------------------------------------------------------
   Asset-Backeds........................
------------------------------------------------------------------------------------------------------------------------------------
   Loan Participations and
      Assignments.......................                                              X
------------------------------------------------------------------------------------------------------------------------------------
   Temporary Investments................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities................        X          X       X        X         X                    X
------------------------------------------------------------------------------------------------------------------------------------
   Floaters.............................
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                  JAPANESE
                                                    INTERNATIONAL  INTERNATIONAL  INTERNATIONAL     VALUE      LATIN
                                             GOLD       EQUITY         MAGNUM       SMALL CAP      EQUITY    AMERICAN
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
----------------------------------------------------------------------------------------------------------------------
   Common Stocks........................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Depositary Receipts..................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Preferred Stocks.....................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Rights...............................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Warrants.............................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Convertible Securities...............      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Limited Partnerships.................
----------------------------------------------------------------------------------------------------------------------
   Investment Company
      Securities........................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Real Estate Investing................                  X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   --REITS..............................                  X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   --Specialized Ownership
      Vehicles..........................                  X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES:
----------------------------------------------------------------------------------------------------------------------
   High Yield Securities................                                                                        X
----------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities...........      X           *              X              *            X          X
----------------------------------------------------------------------------------------------------------------------
   Agencies.............................      X           *              X              *            X          X
----------------------------------------------------------------------------------------------------------------------
   Corporates...........................      X           *              X              *            X          X
----------------------------------------------------------------------------------------------------------------------
   Money Market Instruments.............      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Mortgage Related Securities..........
----------------------------------------------------------------------------------------------------------------------
   -MBSs................................
----------------------------------------------------------------------------------------------------------------------
   -CMOs................................
----------------------------------------------------------------------------------------------------------------------
   -SMBSs...............................
----------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Municipals...........................
----------------------------------------------------------------------------------------------------------------------
   Asset-Backeds........................
----------------------------------------------------------------------------------------------------------------------
   Loan Participations and
      Assignments.......................                                                                        X
----------------------------------------------------------------------------------------------------------------------
   Temporary Investments................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities................      X                          X                           X          X
----------------------------------------------------------------------------------------------------------------------
   Floaters.............................
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             ACTIVE               ASIAN                      EUROPEAN  EUROPEAN               GLOBAL
                                          INTERNATIONAL   ASIAN   REAL    CHINA   EMERGING     VALUE     REAL       GLOBAL     VALUE
                                           ALLOCATION    EQUITY  ESTATE  GROWTH    MARKETS    EQUITY    ESTATE    FRANCHISE   EQUITY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Inverse Floaters.....................
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT:
------------------------------------------------------------------------------------------------------------------------------------
   Foreign Equity Securities............        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Foreign Government Fixed
      Income Securities ................        X          X       X        X         X                    X
------------------------------------------------------------------------------------------------------------------------------------
   Foreign Corporate
      Fixed Income Securities ..........        X          X       X        X         X                    X
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Market Country
      Securities........................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Russian Equity Securities............                                              X
------------------------------------------------------------------------------------------------------------------------------------
   Foreign Currency
      Transactions......................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Brady Bonds..........................        X          X       X                  X         X          X                    X
------------------------------------------------------------------------------------------------------------------------------------
   Investment Funds.....................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES AND
INVESTMENT TECHNIQUES:
------------------------------------------------------------------------------------------------------------------------------------
   Loans of Portfolio Securities........        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Non-Publicly Traded
      Securities, Private Placements
      and Restricted Securities.........        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed
      Delivery Securities ..............        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Borrowing for Investment
      Purposes..........................
------------------------------------------------------------------------------------------------------------------------------------
   Temporary Borrowing..................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase
      Agreements........................
------------------------------------------------------------------------------------------------------------------------------------
   Short Sales..........................
------------------------------------------------------------------------------------------------------------------------------------
   Structured Investments...............        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE PRODUCTS:
------------------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Forward
      Contracts.........................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts....................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Forward Contracts....................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Option Transactions..................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
   Swaps................................        X          X       X        X         X         X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                  JAPANESE
                                                    INTERNATIONAL  INTERNATIONAL  INTERNATIONAL     VALUE      LATIN
                                             GOLD       EQUITY         MAGNUM       SMALL CAP      EQUITY    AMERICAN
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
   Inverse Floaters.....................
----------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT:
----------------------------------------------------------------------------------------------------------------------
   Foreign Equity Securities............      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Foreign Government Fixed
      Income Securities                       X                          X                           X          X
----------------------------------------------------------------------------------------------------------------------
   Foreign Corporate
      Fixed Income Securities ..........      X                          X                           X          X
----------------------------------------------------------------------------------------------------------------------
   Emerging Market Country
      Securities........................      X           X              X              X                       X
----------------------------------------------------------------------------------------------------------------------
   Russian Equity Securities............
----------------------------------------------------------------------------------------------------------------------
   Foreign Currency
      Transactions......................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Brady Bonds..........................      X                          X                           X          X
----------------------------------------------------------------------------------------------------------------------
   Investment Funds.....................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES AND
INVESTMENT TECHNIQUES:
----------------------------------------------------------------------------------------------------------------------
   Loans of Portfolio Securities........      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Non-Publicly Traded
      Securities, Private Placements
      and Restricted Securities.........      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed
      Delivery Securities ..............      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Borrowing for Investment
      Purposes..........................                                                                        X
----------------------------------------------------------------------------------------------------------------------
   Temporary Borrowing..................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase
      Agreements........................                                                                        X
----------------------------------------------------------------------------------------------------------------------
   Short Sales..........................                                                                        X
----------------------------------------------------------------------------------------------------------------------
   Structured Investments...............      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
DERIVATIVE PRODUCTS:
----------------------------------------------------------------------------------------------------------------------
   Foreign Currency Forward
      Contracts.......                        X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Futures Contracts....................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Forward Contracts....................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Option Transactions..................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------
   Swaps................................      X           X              X              X            X          X
----------------------------------------------------------------------------------------------------------------------

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

                                                                                         SMALL                U.S.    U.S.
                                                             EQUITY   FOCUS             COMPANY              EQUITY   REAL    VALUE
                                                             GROWTH  EQUITY   MICROCAP   GROWTH   TECHNOLOGY   PLUS   ESTATE  EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks ...........................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Depositary Receipts .....................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks ........................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Rights ..................................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Warrants ................................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Convertible Securities ..................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Limited Partnerships ....................................
-----------------------------------------------------------------------------------------------------------------------------------
   Investment Company Securities ...........................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Real Estate Investing ...................................    X       X        X         X                    X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   -REITS ..................................................    X       X        X         X                    X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   -Specialized Ownership Vehicles .........................    X       X        X         X                    X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES:
-----------------------------------------------------------------------------------------------------------------------------------
   High Yield Securities ...................................                                          X
-----------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities ..............................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Agencies ................................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Corporates ..............................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Money Market Instruments ................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Mortgage Related Securities .............................
-----------------------------------------------------------------------------------------------------------------------------------
   -MBSs ...................................................
-----------------------------------------------------------------------------------------------------------------------------------
   -CMOs ...................................................
-----------------------------------------------------------------------------------------------------------------------------------
   -SMBSs ..................................................
-----------------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements ...................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Municipals ..............................................
-----------------------------------------------------------------------------------------------------------------------------------
   Asset-Backeds ...........................................
-----------------------------------------------------------------------------------------------------------------------------------
   Loan Participations and Assignments .....................
-----------------------------------------------------------------------------------------------------------------------------------
   Temporary Investments ...................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Zero Coupons, Pay-In-Kind Securities or  Deferred Payment
      Securities............................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Floaters ................................................
-----------------------------------------------------------------------------------------------------------------------------------
   Inverse Floaters ........................................
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT: ........................................
-----------------------------------------------------------------------------------------------------------------------------------
   Foreign Equity Securities ...............................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Foreign Bonds ...........................................                                          X                 X       y
-----------------------------------------------------------------------------------------------------------------------------------
   Emerging Market Country Securities ......................                                          X                 X       y
-----------------------------------------------------------------------------------------------------------------------------------
   Russian Equity Securities ...............................
-----------------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Transactions ...........................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Brady Bonds .............................................
-----------------------------------------------------------------------------------------------------------------------------------
   Investment Funds ........................................    X       X        X         X          X         X       X       X
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       SMALL                U.S.    U.S.
                                                           EQUITY   FOCUS             COMPANY              EQUITY   REAL    VALUE
                                                           GROWTH  EQUITY   MICROCAP  GROWTH   TECHNOLOGY   PLUS   ESTATE  EQUITY
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
---------------------------------------------------------------------------------------------------------------------------------
   Loans of Portfolio Securities ........................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Non-Publicly Traded Securities, Private Placements and
      Restricted Securities .............................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed Delivery Securities ..........     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Borrowing for Investment Purposes ....................
---------------------------------------------------------------------------------------------------------------------------------
   Temporary Borrowing ..................................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements ........................                                           X         X
---------------------------------------------------------------------------------------------------------------------------------
   Short Sales ..........................................
---------------------------------------------------------------------------------------------------------------------------------
   Structured Investments ...............................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE PRODUCTS:
---------------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Forward Contracts ...................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts ....................................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Forward Contracts ....................................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Option Transactions ..................................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------
   Swaps ................................................     X       X        X         X          X         X       X       X
---------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                                                         EMERGING           MORTGAGE-             MUNICIPAL
                                                                         MARKETS    MONEY    BACKED    MUNICIPAL    MONEY
                                                                           DEBT    MARKET  SECURITIES     BOND      MARKET
---------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks ......................................................
---------------------------------------------------------------------------------------------------------------------------
   Depositary Receipts ................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks ...................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Rights .............................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Warrants ...........................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Convertible Securities .............................................     X
---------------------------------------------------------------------------------------------------------------------------
   Limited Partnerships ...............................................
---------------------------------------------------------------------------------------------------------------------------
   Investment Company Securities ......................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Real Estate Investing ..............................................
---------------------------------------------------------------------------------------------------------------------------
   -REITs .............................................................
---------------------------------------------------------------------------------------------------------------------------
   -Specialized Ownership Vehicles ....................................
---------------------------------------------------------------------------------------------------------------------------

                                                                         EMERGING           MORTGAGE              MUNICIPAL
                                                                         MARKETS    MONEY    BACKED    MUNICIPAL    MONEY
                                                                           DEBT    MARKET  SECURITIES     BOND      MARKET
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES:
---------------------------------------------------------------------------------------------------------------------------
   High Yield Securities ..............................................     X
---------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities .........................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Agencies ...........................................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Corporates .........................................................     X        X         *           X          *
---------------------------------------------------------------------------------------------------------------------------
   Money Market Instruments ...........................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Mortgage Related Securities ........................................     X        X         X           X
---------------------------------------------------------------------------------------------------------------------------
   -MBSs ..............................................................     X        X         X           X
---------------------------------------------------------------------------------------------------------------------------
   -CMOs ..............................................................     X                  X
---------------------------------------------------------------------------------------------------------------------------
   -SMBSs .............................................................                        X
---------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements ..............................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Municipals .........................................................     X        X                     X          X
---------------------------------------------------------------------------------------------------------------------------
   Asset-Backeds ......................................................     X        X
---------------------------------------------------------------------------------------------------------------------------
   Loan Participations and Assignments ................................     X
---------------------------------------------------------------------------------------------------------------------------
   Temporary Investments ..............................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Zero Coupons, Pay-In-Kind Securities or Deferred Payment ...........     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Floaters ...........................................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Inverse Floaters ...................................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT:
---------------------------------------------------------------------------------------------------------------------------
   Foreign Equity Securities ..........................................     X
---------------------------------------------------------------------------------------------------------------------------
   Foreign Bonds ......................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Emerging Market Country Securities .................................     X
---------------------------------------------------------------------------------------------------------------------------
   Russian Equity Securities ..........................................
---------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Transactions ......................................     X
---------------------------------------------------------------------------------------------------------------------------
   Brady Bonds ........................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Investment Funds ...................................................     X
---------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
---------------------------------------------------------------------------------------------------------------------------
   Loans of Portfolio Securities ......................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------
   Non-Publicly Traded Securities, Private Placements and Restricted
      Securities ......................................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed Delivery Securities ........................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Borrowing for Investment Purposes ..................................     X
---------------------------------------------------------------------------------------------------------------------------
   Temporary Borrowing ................................................     X        X         X           X          X
---------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements ......................................     X        X
---------------------------------------------------------------------------------------------------------------------------
   Short Sales ........................................................     X
---------------------------------------------------------------------------------------------------------------------------
   Structured Investments .............................................     X        X         X           X
---------------------------------------------------------------------------------------------------------------------------
DERIVATIVE PRODUCTS:
---------------------------------------------------------------------------------------------------------------------------
   Foreign Currency Forward Contracts .................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------

                                                                         EMERGING           MORTGAGE-             MUNICIPAL
                                                                         MARKETS    MONEY    BACKED    MUNICIPAL    MONEY
                                                                           DEBT    MARKET  SECURITIES     BOND      MARKET
---------------------------------------------------------------------------------------------------------------------------
   Futures Contracts ..................................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------
   Forward Contracts ..................................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------
   Option Transactions ................................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------
   Swaps ..............................................................     X                  X           X
---------------------------------------------------------------------------------------------------------------------------

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

COMMON STOCKS. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the

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United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security. Each of the U.S., Global, and International Equity Portfolios can invest up to 5% of its assets in convertible securities that have been rated below investment grade.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in Investment Company Securities of investment companies managed by Morgan Stanley Investment Management or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission ("SEC"). To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally,

                                       11
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increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical Fixed Income Security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the Security.

Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of Fixed Income Securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a Fixed Income Security. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of most Securities generally decline. While Securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a Security's price

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for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a Security. In almost all cases, the duration of a Fixed Income Security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other Securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in Fixed Income Securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, Securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than Securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the Security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities. Quantitative models help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political, and, other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

FIXED INCOME VALUE INVESTING: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk, and prepayment risk, to name a few. The Advisor uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Advisor then analyzes these findings and establishes the Portfolio's interest-rate, sector, and security selection positions so as to take advantage of the most attractive of these value opportunities.

MATURITY AND DURATION MANAGEMENT: A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

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There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


AGENCIES: The Term "Agencies" is used to refer to unsecured Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Federal National Mortgage Association (FNMA), or any of several other agencies. The term is not used to refer to mortgage securities issued by such agencies of the U.S. government.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group "S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by Morgan Stanley Investment Management. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by Morgan Stanley Investment Management to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

CORPORATES. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

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CASH EQUIVALENTS. Cash equivalents are short-term Fixed Income Securities comprising of:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (E.G., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (E.G., A or better by Moody's, S&P or Fitch). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the

                                       15
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above factors determine whether the issuer's commercial paper is A-1, A-2, or
A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

     MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC or Fannie Mae
(FNMA), private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the

                                       16
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Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's or S&P or are deemed by the Adviser to be of comparable investment quality.

     FANNIE MAE CERTIFICATES. Fannie Mae (i.e., the Federal National Mortgage Association, or FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the

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underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

     CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

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The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by Morgan Stanley Investment Management. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement.

MUNICIPALS: Municipal securities are FIXED INCOME SECURITIES issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular

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facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of Morgan Stanley Investment Management to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to

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achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

ASSET-BACKED SECURITIES. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, Morgan Stanley Investment Management will look for those securities that offer a higher yield to compensate for any variation in average maturity.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by Morgan Stanley Investment Management to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

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Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

     ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity

     PAY-IN-KIND SECURITIES. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

     DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

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Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Morgan Stanley Investment Management endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Morgan Stanley Investment Management considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign Government Fixed Income Securities are Fixed Income Securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign Corporate Fixed Income Securities are Fixed Income Securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

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Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in

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the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

     FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

EUROPEAN CURRENCY TRANSITION. : On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "Euro" and each member's local currency became a denomination of the Euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the Euro effective January 1, 2002.

The transition to the Euro may continue to have an effect on the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro may have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the

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borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Morgan Stanley Investment Management to be of good standing and when, in the judgment of Morgan Stanley Investment Management, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the "1993 Act") ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When a Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when Morgan Stanley Investment Management believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a

Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Technology, Emerging Markets Debt and Latin American Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when Morgan Stanley Investment Management believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by Morgan Stanley Investment Management or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

REVERSE REPURCHASE AGREEMENTS. Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in Reverse Repurchase Agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If Morgan Stanley Investment Management incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Portfolios may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with a Portfolio's investment objective and policies.

     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

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

     STRUCTURED NOTES. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns Morgan Stanley Investment Management wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of foreign currency forward contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when Morgan Stanley Investment Management believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Morgan Stanley Investment Management is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT: Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a foreign currency forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Forward foreign currency exchange contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade foreign currency forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or

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it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use forward foreign currency exchange contracts which are separately discussed under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by Morgan Stanley Investment Management, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also

                                       32
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use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

Gains and losses on futures contracts, forward contracts and related options depend on Morgan Stanley Investment Management's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts.

Under rules adopted by the CFTC, each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by Morgan Stanley Investment Management and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

                                       33
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SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

CREDIT DEFAULT SWAPS: The Emerging Markets Debt Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.
In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

                                       34
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     (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     (4) except with respect to the Asian Real Estate, China Growth, Emerging Markets, Emerging Markets Debt, European Real Estate, Focus Equity, Global Franchise, International Magnum, Latin American, MicroCap, Technology and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that each of the Emerging Markets Debt and Latin American Portfolios may borrow from banks and other entities, and the Technology Portfolio may borrow from banks, in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

     (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that (i) the Latin American Portfolio may invest more than 25% of its total assets in securities of companies involved in the telecommunications industry or financial services industry; (ii) the Gold Portfolio will invest more than 25% of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in its prospectus, and may invest more than 25% of its total assets in one or more of the industries that are a part of such group of industries, as described in its prospectus; (iii) each of the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the Asian, European and U.S. real estate industries, respectively, as described in their prospectuses; and (iv) the Technology Portfolio will invest more than 25% of its assets in securities of companies in the technology or technology-related industries; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

     (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt and Latin American Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

     (2) except for the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios, invest in real estate limited partnership interests, and the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios may not invest in such interests that are not publicly traded;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and
(ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

     (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above; and

Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

With respect to fundamental investment limitation number (7), each Portfolio will determine industry concentration in accordance with the industry classifications used by its benchmark index, except that with respect to the Money Market and Municipal Money Market Portfolios, (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry and (b) asset-backed securities will be classified according to the underlying assets securing such securities.

In accordance with fundamental investment limitation number (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. As stated in the Prospectus, the Board of Directors has made the foregoing determination and, accordingly, the Latin American Portfolio will invest between 25% and 50% of its assets in securities of issuers engaged in the telecommunications industry.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

                               PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The International Equity Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") customers, employees of Morgan Stanley & Co. and its affiliates, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Investment Management and its

                                       36
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affiliates. The China Growth, Gold, MicroCap, Mortgage-Backed Securities,
Municipal Bond and U.S. Equity Plus Portfolios currently are not operational.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. CLASS B SHARES OF THE MONEY MARKET PORTFOLIO ARE AVAILABLE FOR PURCHASE ONLY THROUGH FINANCIAL INTERMEDIARIES (AS DISCUSSED BELOW) THAT HAVE MADE ARRANGEMENTS WITH THE FUND. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern
Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and
(iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. These minimums may be waived at Morgan Stanley Investment Management's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by Morgan Stanley Investment Management and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley & Co. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Class B shares of the Money Market Portfolio may only be purchased through Financial Intermediaries. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries.") If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and J.P. Morgan Chase Bank ("J.P. Morgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

     1. Complete and sign an Account Registration Form and mail it to the address shown thereon.

     2. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

     3. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

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          J.P. Morgan Chase Bank
          270 Park Avenue
          New York, New York  10017
          ABA# 021000021
          DDA# 910-2-733293
          Attn: Morgan Stanley Institutional Fund, Inc.
          Subscription Account
          Ref: (Portfolio name, your account number, your account name, your confirmation number)
          Please call the Fund at 1-800-548-7786 prior to wiring funds.


When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

          Morgan Stanley Institutional Fund, Inc.

          c/o J.P. Morgan Investor Services Co.

          73 Tremont St.
          Boston, Massachusetts 02108-3919

The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the next business day after receipt.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000 per Portfolio, except that there is no minimum for Class B shares of the Money Market Portfolio. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under "Federal Funds Wire" above.

INVOLUNTARY CONVERSION AND REDEMPTION OF NEW ACCOUNT SHARES

Class A and Class B shares of each non-money market Portfolio may be subject to the involuntary conversion and redemption features described below. Shares of the money market Portfolios are not subject to involuntary conversion or redemption. The conversion and redemption features may be waived at Morgan Stanley Investment Management's discretion for shares held in a Managed Account and shares purchased through a Financial Intermediary. Accounts that were open prior to January 2, 1996 are not subject to involuntary conversion or redemption. The Fund reserves the right to modify or terminate the conversion or redemption features of the shares at any time upon 60 days notice to shareholders.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), and if the account value remains below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio) for a continuous 60-day period, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, ($250,000 for the Technology Portfolio), whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), and if the account value remains below $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

                              REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Asian Equity, Asian Real Estate, Emerging Markets, Emerging Markets Debt, European Real Estate, European Value Equity, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap and Japanese Value Equity Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds. The redemption fee does not apply to Portfolio shares acquired through reinvestment of dividends or distributions.

METHODS OF REDEMPTION

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3919.

"Good order" means that the request to redeem shares must include the following:

     1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     2.   Any required signature guarantees; and

     3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES

TRANSFER OF SHARES

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

VALUATION OF SHARES

The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which the over-counter market quotations are readily available, at the mean between the last reported bid and asked price. Equity securities listed or traded on NASDAQ for which market quotations are available are valued at the NASDAQ Official Closing Price, or if there has been no sale that day, at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Directors. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the U.S. Stock Exchanges. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the U.S. Stock Exchanges. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the U.S. Stock Exchanges and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Money Market and Municipal Money Market Portfolios are determined as of 12:00 noon. and 11:00 a.m. (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Two Directors and all of the officers of the Fund are directors, officers or employees of Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan. The other Directors have no affiliation with Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan and are not "Interested Persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). Directors and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by Morgan Stanley Investment Management or its affiliates. The Fund Complex includes all funds advised by Morgan Stanley Investment Management and any funds that have an investment adviser that is an affiliated person of Morgan Stanley Investment Management.

INDEPENDENT DIRECTORS

The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each Independent Director and other directorships, if any, held by the Director, are shown below.

------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                             POSITION(S)   LENGTH OF     PRINCIPAL                      COMPLEX             OTHER
NAME, AGE AND ADDRESS        HELD WITH     TIME          OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
OF INDEPENDENT DIRECTOR      REGISTRANT    SERVED*       DURING PAST 5 YEARS            DIRECTOR**          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
John D. Barrett II (67)      Director      Director      Chairman, Director and Chief   91                  Director of the
Barrett Associates, Inc.                   since May     Executive Officer of Barrett                       Ashforth Company
565 Fifth Avenue                           1995          Associates, Inc. (investment                       (real estate).
New York, NY 10017                                       advisory firm). Chairman, and
                                                         Director Emeritas of the
                                                         Barrett Growth Fund; Limited
                                                         Partner, Long Meadow Holdings,
                                                         LP; Limited Partner, Barrett
                                                         Capital Growth Partners, LP.
------------------------------------------------------------------------------------------------------------------------------
Thomas P. Gerrity (61)       Director      Director      Professor of Management, and   91                  Director of Sunoco
Wharton School University                  since         formerly Dean, Wharton School                      (oil refining),
of Pennsylvania                            October 2001  of Business, University of                         Fannie Mae
Philadeiphia, PA                                         Pennsylvania; formerly                             (mortgage
19104-6370                                               Director of IKON Office                            finance), CVS
                                                         Solutions, Inc. (office                            Corporation
                                                         equipment), Fiserv (financial                      (retail pharmacy),
                                                         services), Digital Equipment                       Knight-Ridder,
                                                         Corporation (computer                              Inc. and Internet
                                                         equipment), ICG Commerce, Inc.                     Capital Group
                                                         (internet commerce), Investor                      (newspapers).
                                                         Force Holdings, Inc.
                                                         (institutional investment
                                                         information services),
------------------------------------------------------------------------------------------------------------------------------

----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management Inc., and Van Kampen Investment Advisory Corp.).

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                             POSITION(S)   LENGTH OF     PRINCIPAL                      COMPLEX             OTHER
NAME, AGE AND ADDRESS        HELD WITH     TIME          OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
OF INDEPENDENT DIRECTOR      REGISTRANT    SERVED*       DURING PAST 5 YEARS            DIRECTOR**          HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                         Union Carbide Corporation
                                                         (chemicals), and Reliance
                                                         Group Holdings (insurance).
--------------------------------------------------------------------------------------------------------------------------------
Gerard E. Jones (66)         Director      Director      Of Counsel, Shipman & Goodwin  93                  Director of Tractor
Shipman & Goodwin LLP                      since         LLP (law firm).                                    Supply Company,
43 Arch Street                             September                                                        Tiffany Foundation
Greenwich, CT 06830                        1988                                                             and Fairfield County
                                                                                                            Foundation.
--------------------------------------------------------------------------------------------------------------------------------
Joseph J. Kearns (60)        Director      Director      President, Kearns & Associates 91                  Director of Electro
6287 Via Escondido                         since         LLC (investment consulting);                       Rent Corporation
Malibu, CA 90265                           October 2001  formerly CFO of the J. Paul                        (equipment leasing),
                                                         Getty Trust.                                       The Ford Family
                                                                                                            Foundation, and the
                                                                                                            UCLA Foundation.
--------------------------------------------------------------------------------------------------------------------------------
Vincent R. McLean (71)       Director      Director      Formerly Executive Vice        91                  Director of Legal
702 Shackamaxon Dr.                        since         President, Chief Financial                         and General America
Westfield, NJ 07090                        October 2001  Officer, Director and Member                       Inc. (life
                                                         of the Executive Committee of                      insurance), Banner
                                                         Sperry Corporation (now part                       Life Insurance Co.
                                                         of Unisys Corporation).                            and William Penn
                                                                                                            Life Insurance
                                                                                                            Company of New York.
--------------------------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr. (68)    Director      Director      Managing Director of Morong    91                  Trustee of the
1385 Outlook Drive West                    since         Capital Management; formerly                       mutual funds in the
Mountainside, NJ 07092                     October 2001  Senior Vice President and                          Smith Barney
                                                         Investment Manager for CREF,                       CitiFunds fund
                                                         TIAA-CREF Investment                               complex.
                                                         Management, Inc.; formerly
                                                         Director of the Indonesia
                                                         Fund, the Landmark Funds and
                                                         the Ministers and Missionaries
                                                         Benefit Board of American
                                                         Baptist Churches.
--------------------------------------------------------------------------------------------------------------------------------

----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management Inc., and Van Kampen Investment Advisory Corp.).

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                             POSITION(S)   LENGTH OF     PRINCIPAL                      COMPLEX             OTHER
NAME, AGE AND ADDRESS        HELD WITH     TIME          OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
OF INDEPENDENT DIRECTOR      REGISTRANT    SERVED*       DURING PAST 5 YEARS            DIRECTOR**          HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
William G. Morton, Jr.       Director      Director      Formerly Chairman and Chief    91                  Director of Radio
(65)                                       since         Executive Officer of Boston                        Shack Corporation
100 Franklin Street                        February      Stock Exchange.                                    (electronics);
Boston, MA 02110                           2000                                                             Director of the
                                                                                                            Griswold Company
                                                                                                            (securities
                                                                                                            brokerage).
--------------------------------------------------------------------------------------------------------------------------------
Michael E. Nugent (66)       Director      Director      General Partner of Triumph     214                 Director of various
c/o Triumph Capital, L.P.                  since July    Capital, L.P., (a private                          business
445 Park Avenue                            2001          investment partnership);                           organizations.
New York, NY 10022                                       formerly Vice President,
                                                         Bankers Trust Company and BT
                                                         Capital Corporation; Director
                                                         or Trustee of the Morgan
                                                         Stanley Funds and TCW/DW Term
                                                         Trust.
--------------------------------------------------------------------------------------------------------------------------------
Fergus Reid (69)             Director      Director      Chairman and Chief Executive   93                  Trustee and Director
85 Charles Colman Blvd.                    since         Officer of Lumelite Plastics                       of certain
Pawling, NY 12564                          May 1995      Corporation.                                       investment companies
                                                                                                            in the JPMorgan
                                                                                                            Funds complex
                                                                                                            managed by JP Morgan
                                                                                                            Investment
                                                                                                            Management Inc.
--------------------------------------------------------------------------------------------------------------------------------

----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management Inc., and Van Kampen Investment Advisory Corp.).

INTERESTED DIRECTORS

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each Interested Director and the other directorships, if any, held by the Director, are shown below.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND                OTHER
                             POSITION(S)   LENGTH OF     PRINCIPAL                      COMPLEX             DIRECTORSHIPS
NAME, AGE AND ADDRESS        HELD WITH     TIME          OCCUPATION(S)                  OVERSEEN BY         HELD BY
OF INDEPENDENT DIRECTOR      REGISTRANT    SERVED*       DURING PAST 5 YEARS            DIRECTOR**          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Ronald E. Robison (64)       President     President     Chief Global Operations        94                  None
1221 Avenue of the           and           (since        Officer and Managing Director
Americas                     Director      March         of Morgan Stanley Investment
New York, NY 10020                         2001)         Management Inc; Managing
                                           Director      Director of Morgan Stanley;
                                           since         Managing Director, and
                                           October       Director of Morgan Stanley
                                           2001          Investment Advisors Inc. and
                                                         Morgan Stanley Services
                                                         Company Inc.; Chief Executive
                                                         Officer and Director of Morgan
                                                         Stanley Trust; Vice President
                                                         of the Morgan Stanley Funds;
                                                         formerly, Managing Director
                                                         and Chief Operating Officer of
                                                         TCW Investment Management
                                                         Company; formerly Managing
                                                         Director of The Trust Company
                                                         of the West.
--------------------------------------------------------------------------------------------------------------------------------

----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management Inc., and Van Kampen Investment Advisory Corp.).

--------------------------------------------------------------------------------------------------------------------------------
Mitchell M. Merin (49)       Chairman      Chairman and  President and Chief Operating  91                  None
1221 Avenue of the           and           Director      Officer of Morgan Stanley
Americas                     Director      since         Investment Management Inc.;
New York, NY                               February,     President, Director and Chief
                                           2003          Executive Officer of Morgan
                                                         Stanley Investment Advisors,
                                                         Inc. and Morgan Stanley
                                                         Services Company Inc.;
                                                         Chairman, Chief Executive
                                                         Officer and Director of Morgan
                                                         Stanley Distributors Inc.;
                                                         Chairman and Director of
                                                         Morgan Stanley Trust; Director
                                                         of various Morgan Stanley
                                                         subsidiaries; President and
                                                         Chief Executive Officer of the
                                                         Morgan Stanley Funds and
                                                         TCW/DW Term Trust 2003;
                                                         Trustee; President and Chief
                                                         Executive Officer of the Van
                                                         Kampen Open-End Funds;
                                                         Trustee, President and Chief
                                                         Executive Officer of the Van
                                                         Kampen Closed-End Funds;
                                                         formerly Chief Strategic
                                                         Officer of Morgan Stanley
                                                         Investment Advisors, Inc. and
                                                         Morgan Stanley Services
                                                         Company Inc.; formerly
                                                         Executive Vice President of
                                                         Morgan Stanley Distributors
                                                         Inc.; formerly Vice President
                                                         of the Morgan Stanley Funds;
                                                         Executive Vice President of
                                                         Morgan Stanley.
--------------------------------------------------------------------------------------------------------------------------------

----------

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management Inc., and Van Kampen Investment Advisory Corp.).

OFFICERS:

-------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS OF          POSITION(S) HELD WITH                              PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER                 REGISTRANT*              LENGTH OF TIME SERVED     DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
James Garrett (34)                Treasurer                Treasurer since           Executive Director of Morgan
Morgan Stanley Investment                                  February 2002             Stanley & Co. Incorporated and
Management Inc.                                                                      Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management; Treasurer of
New York, NY 10020                                                                   various U.S. registered
                                                                                     investment companies managed
                                                                                     by Morgan Stanley Investment
                                                                                     Management Inc.; Previously
                                                                                     with Price Waterhouse LLP (now
                                                                                     PricewaterhouseCoopers LLP).
-------------------------------------------------------------------------------------------------------------------
Stefanie V. Chang (36)            Vice President           Vice President since      Executive Director of Morgan
Morgan Stanley Investment                                  1997                      Stanley & Co. Incorporated and
Management Inc.                                                                      Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc., and Vice
New York, NY 10020                                                                   President of various funds in
                                                                                     the Fund Complex; Formerly,
                                                                                     practiced law with the New
                                                                                     York law firm of Rogers &
                                                                                     Wells (now Clifford Chance US
                                                                                     LLP).
-------------------------------------------------------------------------------------------------------------------
Mary E. Mullin (36)               Secretary                Secretary since 1999      Vice President of Morgan
Morgan Stanley Investment                                                            Stanley & Co. Incorporated and
Management Inc.                                                                      Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; Secretary of
New York, NY 10020                                                                   various funds in the Fund
                                                                                     Complex; formerly practiced
                                                                                     law with the New York law
                                                                                     firms of McDermott, Will &
                                                                                     Emery and Skadden, Arps,
                                                                                     Slate, Meagher & Flom LLP.
-------------------------------------------------------------------------------------------------------------------
Lorraine Truten (41)              Vice President           Vice President since      Executive Director of Morgan
One Tower Bridge                                           2001                      Stanley Investment
100 Front Street, Suite 1100                                                         Management Inc.; President,
West Conshohocken, PA 19428-2881                                                     Morgan Stanley Fund
                                                                                     Distribution, Inc.;
                                                                                     formerly, President of
                                                                                     Morgan Stanley Institutional
                                                                                     Fund Trust; Vice President
                                                                                     of various funds in the Fund
                                                                                     Complex.
-------------------------------------------------------------------------------------------------------------------
Michael Leary (37)                Assistant Treasurer      Assistant Treasurer       Assistant Director and Vice
J.P. Morgan Investor Services                              since 2003                President of Fund
Co.                                                                                  Administration, J.P. Morgan
73 Tremont Street                                                                    Investor Services Co.;
Boston, MA 02108-3913                                                                formerly Audit Manager at
                                                                                     Ernst & Young, LLP.
-------------------------------------------------------------------------------------------------------------------

For each Director, the dollar range of equity securities beneficially owned by the Director is shown below.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY           DIRECTOR IN FAMILY OF INVESTMENT
                                     SECURITIES IN THE FUND           COMPANIES
NAME OF DIRECTOR                     (AS OF DECEMBER 31, 2002)*       (AS OF DECEMBER 31, 2002)**
------------------------------------------------------------------------------------------------------
John D. Barrett II                   over $100,000                    over $100,000
------------------------------------------------------------------------------------------------------
Mitchell M. Merin                    None                             None
------------------------------------------------------------------------------------------------------
Thomas P. Gerrity                    None                             $10,001-$50,000
------------------------------------------------------------------------------------------------------
Gerard E. Jones                      None                             None
------------------------------------------------------------------------------------------------------
Joseph J. Kearns                     None                             $10,001-$50,000
------------------------------------------------------------------------------------------------------
Vincent R. McLean                    None                             $1-$10,000
------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.                 None                             $10,001-$50,000
------------------------------------------------------------------------------------------------------
William G. Morton, Jr.               None                             $50,001-$100,000
------------------------------------------------------------------------------------------------------
Michael E. Nugent                    None                             $10,000-$50,000
------------------------------------------------------------------------------------------------------
Fergus Reid                          over $100,000                    over $100,000
------------------------------------------------------------------------------------------------------
Ronald E. Robison                    None                             None
------------------------------------------------------------------------------------------------------

----------

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

**   Family of Investment Companies includes all funds advised by Morgan Stanley
Investment Management Inc. (including but not limited to Morgan Stanley Institutional Fund, Inc., The Universal Institutional Funds, Inc. and various closed-end funds advised by Morgan Stanley Investment Management Inc.).

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of March 31, 2003, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

COMMITTEES

The Board of Directors of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Directors who are not "interested persons" ("Interested Directors") as defined under the 1940 Act, of the Fund ("Independent Directors"). Currently, the Audit Committee is composed of Messrs. Jones, Barrett, Kearns, McLean and Morong. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures or when adjustments to the price may be necessary due to events that occur subsequent to the close of trading on a foreign market. Prior to September 2002, the Valuation Committee could include one or more Independent Directors. No Independent Directors are currently members of the Valuation Committee.

The Nominating and Compensation Committee of the Board currently consists of Messrs. Gerrity, Morton, Nugent and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund. The committee will not consider nominees recommended by securities holders.

During the Fund's fiscal year ended December 31, 2002, there were three meetings of the Audit Committee, twenty seven meetings of the Valuation Committee, and no meeting of the Nominating and Compensation Committee.

COMPENSATION OF DIRECTORS AND OFFICERS


The Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management Inc. or Morgan Stanley Investments LP for which a Director serves as director or trustee, pays each Independent Director an annual retainer fee of $75,000, as well as the following additional amounts to Directors for performing certain services for all of the funds in the Fund Complex; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. Each Director receives an additional $3,000 retainer fee for service on the board of a registered investment company managed by an affiliated investment adviser. For the fiscal year ended December 31, 2002, the Fund paid approximately $254,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as Directors. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.

The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

The following table shows aggregate compensation received by each of the Fund's Directors by the Fund and the Fund Complex for the fiscal year ended December 31, 2002, a portion of which will be paid in 2003.

                               COMPENSATION TABLE

----------------------------------------------------------------------------
                                  AGGREGATE           TOTAL COMPENSATION FROM
                                COMPENSATION          FUND AND FUND COMPLEX
NAME OF PERSON                  FROM FUND(4)           PAYABLE TO DIRECTORS
----------------------------------------------------------------------------
John D. Barrett II(3)             $29,432                     $90,000
----------------------------------------------------------------------------
Mitchell M. Merin*(4)                  $0                          $0
----------------------------------------------------------------------------
Thomas P. Gerrity(1), (2)         $29,089                     $89,000
----------------------------------------------------------------------------
Gerard E. Jones(3)                $30,007                     $93,500
----------------------------------------------------------------------------
Joseph J. Kearns(1),(3)           $31,279                     $95,500
----------------------------------------------------------------------------
Vincent R. McLean(1),(3)          $29,626                     $90,000
----------------------------------------------------------------------------
C. Oscar Morong, Jr.(1),(3)       $29,626                     $90,000
----------------------------------------------------------------------------
William G. Morton, Jr.(2)         $29,086                     $89,000
----------------------------------------------------------------------------
Michael Nugent(2)                 $29,425                    $296,475
----------------------------------------------------------------------------
Fergus Reid(1),(2)                $31,104                     $95,500
----------------------------------------------------------------------------
Ronald E. Robison*                     $0                          $0
----------------------------------------------------------------------------

----------

(*) Directors Robinson and Merin are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
(1) Aggregate compensation from the Fund includes amounts deferred at the election of Directors under the Deferred compensation Plan. The total amount of deferred compensation (including interest) payable or accrued by Messrs Reid, Morong, McLean, Kearns and Gerrity are $224,082, $89,236, $191,571, $83,503 and $162,143, respectively.
(2) Member of Nominating/Compensation Committee of the Board of Directors of the Fund.
(3)  Member of the Audit Committee of the Board of Directors of the Fund.
(4)  Mr. Merin was elected Director in 2003.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley & Co. and Morgan Stanley Investment Advisors (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management, Morgan Stanley & Co. and Morgan Stanley Investment Advisors ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of Morgan Stanley Investment Management are located at 1221 Avenue of the Americas, New York, NY 10020. As of December 31, 2002, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

Morgan Stanley Investment Management provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. In managing the Portfolios, Morgan Stanley Investment Management may use the services of associated investment personnel employed by its affiliated institutional asset management companies. Pursuant to the Investment Advisory Agreement, Morgan Stanley Investment Management is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. Morgan Stanley Investment Management has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, Morgan Stanley Investment Management excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Morgan Stanley Investment Management reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

The following tables show for each of the Class A and Class B shares (as applicable) of each Portfolio (i) the contractual advisory fee as a percentage of average daily net assets; (ii) the maximum expense ratios for each of the Class A and Class B shares (as applicable) and (iii) the advisory fee paid for each of the past three fiscal years ended December 31, 2000, 2001 and 2002.


                                                                  ------------------------------------------
                                                                               ADVISORY FEE PAID
                                                                         (AFTER VOLUNTARY FEE WAIVERS)
------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED
                                          EXPENSE     EXPENSE      DECEMBER       DECEMBER        DECEMBER
                            CONTRACTUAL     CAP         CAP        31, 2002       31, 2001        31, 2000
PORTFOLIO                  ADVISORY FEE   CLASS A     CLASS B        (000)          (000)          (000)
------------------------------------------------------------------------------------------------------------
Active International
  Allocation                   0.65%       0.80%       1.05%      $    1,653    $      2,616    $      3,107
------------------------------------------------------------------------------------------------------------
Asian Equity                   0.80%       1.00%       1.25%      $       42    $         80    $        504
------------------------------------------------------------------------------------------------------------
Asian Real Estate              0.80%       1.00%       1.25%      $        0    $          0    $          0
------------------------------------------------------------------------------------------------------------
China Growth                   1.25%       1.75%        N/A       $       --    $         --    $         --
------------------------------------------------------------------------------------------------------------
Emerging Markets               1.25%       1.75%       2.00%      $   10,036    $     10,608    $     16,777
------------------------------------------------------------------------------------------------------------
Emerging Markets
  Debt                         0.75%       1.75%       2.00%      $      397    $        367    $        463
------------------------------------------------------------------------------------------------------------
Equity Growth                  0.60%       0.80%       1.05%      $    4,104    $      6,487    $      8,235
------------------------------------------------------------------------------------------------------------
European Real Estate           0.80%       1.00%       1.25%      $       42    $         35    $          0
------------------------------------------------------------------------------------------------------------
European Value Equity          0.80%       1.00%       1.25%      $      104    $        317    $        643
------------------------------------------------------------------------------------------------------------
Focus Equity                   0.80%       1.00%       1.25%      $      529    $        820    $      1,292
------------------------------------------------------------------------------------------------------------
Global Franchise               0.80%       1.00%       1.25%      $      307    $          0    $         --
------------------------------------------------------------------------------------------------------------
Global Value Equity            0.80%       1.00%       1.25%      $      451    $        410    $        514
------------------------------------------------------------------------------------------------------------
Gold                           1.00%                              $       --    $         --    $         --
------------------------------------------------------------------------------------------------------------
International Equity           0.80%       1.00%       1.25%      $   33,864    $     35,698    $     36,891
------------------------------------------------------------------------------------------------------------
International Magnum           0.80%       1.00%       1.25%      $      417    $      1,107    $      1,547
------------------------------------------------------------------------------------------------------------
International Small
  Cap                          0.95%       1.15%        N/A       $    3,884    $      3,418    $      3,352
------------------------------------------------------------------------------------------------------------
Japanese Value Equity          0.80%       1.00%       1.25%      $      135    $        239    $        534
------------------------------------------------------------------------------------------------------------
Latin American                 1.10%       1.70%       1.95%      $      231    $        262    $        176
------------------------------------------------------------------------------------------------------------
MicroCap                       1.25%       1.50%       1.75%      $       --    $         --    $         --
------------------------------------------------------------------------------------------------------------
Money Market                   0.30%       0.55%        N/A       $    5,400    $      9,440    $      9,300
------------------------------------------------------------------------------------------------------------
Mortgage-Backed
  Securities                   0.35%       0.45%       0.70%      $       --    $         --    $         --
------------------------------------------------------------------------------------------------------------
Municipal Bond                 0.35%       0.45%       0.70%      $       --    $         --    $         --
------------------------------------------------------------------------------------------------------------
Municipal Money Market         0.30%       0.57%        N/A       $    3,433    $      4,332    $      5,246
------------------------------------------------------------------------------------------------------------
Small Company
  Growth                       1.00%       1.10%       1.35%      $    2,405    $      1,752    $      1,570
------------------------------------------------------------------------------------------------------------
Technology                     1.00%       1.25%       1.50%      $      218    $        602    $      1,317
------------------------------------------------------------------------------------------------------------
U.S. Equity Plus               0.45%       0.80%       1.05%      $             $         --    $         31
------------------------------------------------------------------------------------------------------------
U.S. Real Estate               0.80%       1.00%       1.25%      $    6,355    $      5,157    $      3,748
------------------------------------------------------------------------------------------------------------
Value Equity                   0.50%       0.70%       0.95%      $      593    $        443    $        241
------------------------------------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER

MSIA, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, Morgan Stanley Investment Management pays MSIA 40% of the investment advisory fee that Morgan Stanley Investment Management receives from each of those Portfolios (net of applicable fee waivers).

APPROVAL OF THE ADVISORY AGREEMENTS

In approving the investment advisory agreements, and the investment sub-advisory agreements, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Adviser and the sub-adviser, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the sub-adviser's expenses in providing the services, the profitability of the Adviser and the sub-adviser and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Directors reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-adviser and the financial strength of the Adviser and the sub-adviser and their affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment that approval of the investment advisory agreement (and the sub-advisory agreement respecting the Money Market and Municipal Money Market Portfolios only) were in the best interests of each Portfolio and its shareholders.

PRINCIPAL UNDERWRITER

Morgan Stanley & Co., with principal offices at 1585 Broadway, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley & Co. see "Distribution of Shares."

FUND ADMINISTRATION

Morgan Stanley Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that Morgan Stanley Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays Morgan Stanley Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio. Morgan Stanley Investment Management may compensate other service providers for performing shareholder servicing and administrative services.

SUB-ADMINISTRATOR. Under an agreement between Morgan Stanley Investment Management and J.P. Morgan Investor Services Co. ("J.P. Morgan"), J.P. Morgan, a corporate affiliate of J.P. Morgan Chase Bank, provides certain administrative services to the Fund. Morgan Stanley Investment Management supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. J.P. Morgan provides operational and administrative services to investment companies with approximately $132 billion in assets and having approximately 135,631 shareholder accounts as of December 31, 2002. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

CUSTODIAN

J.P. Morgan Chase, located at 270 Park Avenue, New York, New York 10017, acts as the Fund's custodian. J.P. Morgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, J.P. Morgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DIVIDEND DISBURSING AND TRANSFER AGENT

J.P. Morgan, 73 Tremont Street, Boston, MA 02108-3913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Sub-Administration Agreement.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio.

FUND COUNSEL

Mayer, Brown, Rowe & Maw, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

Morgan Stanley & Co., a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley & Co. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley & Co. for its services in connection with distributing shares of all Portfolios. Morgan Stanley & Co. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley & Co. may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley & Co. and Morgan Stanley Investment Management also may compensate third parties out of their own assets.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on June 6, 2002.

The following table describes the 12b-1 fees paid by each Portfolio with respect to its Class B shares pursuant to the Plan and the distribution-related expenses for each Portfolio with respect to its Class B shares for the fiscal year ended December 31, 2002. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by Morgan Stanley Investment Management or Morgan Stanley & Co. out of their own resources.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                12b-1 FEES
                                                                                                                RETAINED BY
                                                   PRINTING AND                                                    MORGAN
                                      TOTAL         MAILING OF                                                   STANLEY &
                                   DISTRIBUTION    PROSPECTUSES                                                     CO./
                                   (12b-1) FEES   TO OTHER THAN                                 COMPENSATION   (EXPENDITURES
                                     PAID BY         CURRENT        SHAREHOLDER      SUB-         TO SALES      IN EXCESS OF
           PORTFOLIO                PORTFOLIO      SHAREHOLDERS      SERVICING   DISTRIBUTION    PERSONNEL      12b-1 FEES)
----------------------------------------------------------------------------------------------------------------------------
Active International Allocation   $     23,768    $26,410         $ ---          $13,384       $3,064          $(18,858)
----------------------------------------------------------------------------------------------------------------------------
Asian Equity ...................  $      1,971    $14,572         $ ---          $ ---         $1,044          $(13,616)
----------------------------------------------------------------------------------------------------------------------------
Asian Real Estate ..............  $      1,074    $18,737         $ ---          $ ---         $ ---           $ ---
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets ...............  $     48,008    $111,924        $ ---          $121,724      $ ---           $(185,648)
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt ..........  $      1,099    $6,502          $ ---          $ ---         $480            $(5,982)
----------------------------------------------------------------------------------------------------------------------------
Equity Growth ..................  $    459,479    $43,094         $ ---          $691,049      $7,084          $(281,227)
----------------------------------------------------------------------------------------------------------------------------
European Real Estate ...........  $      2,929    $36,472         $ ---          $ ---         $2,064          $(35,536)
----------------------------------------------------------------------------------------------------------------------------
European Value Equity ..........  $      2,641    $6,576          $ ---          $ ---         $2,116          $(5,692)
----------------------------------------------------------------------------------------------------------------------------
Focus Equity ...................  $     22,638    $36,550         $ ---          $452          $20,042         $(34,044)
----------------------------------------------------------------------------------------------------------------------------
Global Franchise ...............  $      2,875    $253            $ ---          $ ---         $2,059          $688
----------------------------------------------------------------------------------------------------------------------------
Global Value Equity ............  $     71,021    $145,992        $ ---          $72,089       $2,392          $(149,473)
----------------------------------------------------------------------------------------------------------------------------
International Equity ...........  $    640,171    $6,145          $ ---          $380,911      $18,124         $234,820
----------------------------------------------------------------------------------------------------------------------------
International Magnum ...........  $     23,938    $26,353         $ ---          $23,887       $3,269          $(29,509)
----------------------------------------------------------------------------------------------------------------------------
Japanese Value Equity ..........  $      2,406    $8,049          $ ---          $880          $1,138          $(8,067)
----------------------------------------------------------------------------------------------------------------------------
Latin American .................  $      1,027    $6,502          $ ---          $ ---         $ ---           $(5,502)
----------------------------------------------------------------------------------------------------------------------------
Small Company Growth ...........  $    496,127    $5,993          $ ---          $588,843      $4,904          $(103,740)
----------------------------------------------------------------------------------------------------------------------------
Technology .....................  $      4,845    $5,993          $ ---          $3,770        $1,931          $(6,694)
----------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate ...............  $     73,186    $5,915          $ ---          $86,737       $5,097          $(24,749)
----------------------------------------------------------------------------------------------------------------------------
Value Equity ...................  $    112,396    $6,026          $ ---          $120,599      $2,889          $(17,514)
----------------------------------------------------------------------------------------------------------------------------

----------

  - No information is provided for the China Growth, MicroCap, Mortgage-Backed Securities, U.S. Equity Plus or Gold Portfolios because they were not operational during the last fiscal year ended December 31, 2002.

                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

Morgan Stanley Investment Management, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

Morgan Stanley Investment Management serves as investment adviser to a number of clients, including other investment companies. Morgan Stanley Investment Management attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, Morgan Stanley Investment Management considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

Morgan Stanley Investment Management selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. Morgan Stanley Investment Management seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when Morgan Stanley Investment Management believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Morgan Stanley Investment Management relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Morgan Stanley Investment Management is unable to ascertain the value of these services due to the subjective nature of their determinations.

In cases where suitable price and execution are obtainable from more than one broker or dealer, Morgan Stanley Investment Management may place portfolio transactions with those who also furnish research and other services to the Fund and Morgan Stanley Investment Management. Such services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluations of portfolio securities. The information and services received by Morgan Stanley Investment Management from brokers and dealers may be utilized by Morgan Stanley Investment Management or any of its affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. While the receipt of such information and services would generally reduce the amount of research or services otherwise performed by Morgan Stanley Investment Management and thus reduce its expenses, the value of such reduction is indeterminable and therefore will not reduce the fees paid to Morgan Stanley Investment Management.

It is not the Fund's practice to direct brokerage or principal business on the basis of sales of Portfolio shares which may be made through intermediary brokers or dealers. However, Morgan Stanley Investment Management may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Portfolio to their clients or who act as agents in the purchase of shares of the Portfolio for their clients.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Morgan Stanley Investment Management to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, Morgan Stanley Investment Management uses two broker-dealer affiliates, Morgan Stanley & Co. (including Morgan Stanley International Limited) and Morgan Stanley DW, Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley & Co. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid brokerage commissions of approximately $22,052,131, $175,215,886 and $19,274,045, respectively. During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid in the aggregate $763,458, $292,117 and $347,308, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.80% of the total brokerage commissions paid by the Fund during the year 2002 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.04% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2002 for which commissions were paid.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to Morgan Stanley DW.

      BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------
                                                 COMMISSIONS PAID TO MORGAN STANLEY & CO.
                                                 ----------------------------------------
                                                                              PERCENT OF
                                      TOTAL                      PERCENT OF     TOTAL
                                   COMMISSIONS      TOTAL          TOTAL       BROKERED
PORTFOLIO                             PAID       COMMISSIONS    COMMISSIONS  TRANSACTIONS
-----------------------------------------------------------------------------------------
Active International Allocation       $155,769          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Asian Equity...................       $167,890     $18,789          11.19%       23.40%
-----------------------------------------------------------------------------------------
Asian Real Estate..............         $4,808        $550          11.44%       11.36%
-----------------------------------------------------------------------------------------
Emerging Markets...............     $3,363,427    $227,261           6.76%        0.02%
-----------------------------------------------------------------------------------------
Emerging Markets Debt..........         $1,492          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Equity Growth..................     $2,876,230     $34,248           1.19%        1.37%
-----------------------------------------------------------------------------------------
European Real Estate...........        $48,497          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
European Value Equity..........        $94,126          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Focus Equity...................       $352,066     $10,479           2.98%        3.65%
-----------------------------------------------------------------------------------------
Global Franchise...............       $129,398          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Global Value Equity............        $70,521      $4,212           5.97%        4.17%
-----------------------------------------------------------------------------------------
International Equity...........     $6,934,948          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
International Magnum...........       $155,244        $527           0.34%        0.14%
-----------------------------------------------------------------------------------------
International Small Cap........       $586,897          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Japanese Value Equity..........        $41,400      $2,636           6.37%        5.36%
-----------------------------------------------------------------------------------------
Latin American.................        $78,155        $476           0.61%        0.85%
-----------------------------------------------------------------------------------------
Money Market...................             $0          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Municipal Money Market.........             $0          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Small Company Growth...........     $2,163,315     $22,489           1.04%        1.96%
-----------------------------------------------------------------------------------------
Technology.....................       $201,719      $1,295           0.64%        0.75%
-----------------------------------------------------------------------------------------
U.S. Real Estate...............     $1,472,363          $0           0.00%        0.00%
-----------------------------------------------------------------------------------------
Value Equity...................       $375,780     $24,346           6.48%       10.16%
-----------------------------------------------------------------------------------------

----------

Note: No information is provided for the China Growth, MicroCap, Mortgage-Backed
      Securities, Gold, U.S. Equity Plus, or Municipal Bond Portfolios because they were not operational during the fiscal year ended December 31, 2002.

 BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------
                                  FISCAL YEAR ENDED DECEMBER   FISCAL YEAR ENDED DECEMBER
                                            31, 2001                    31, 2000
                                  ------------------------------------------------------
                                                    MORGAN                       MORGAN
                                                   STANLEY &                    STANLEY
PORTFOLIO                             TOTAL           CO.         TOTAL          & CO.
----------------------------------------------------------------------------------------
Active International Allocation.     $152,047          $487       $454,901          $813
----------------------------------------------------------------------------------------
Asian Equity....................     $276,486       $39,256       $521,333       $92,990
----------------------------------------------------------------------------------------
Asian Real Estate...............       $6,074          $144        $17,456        $4,092
----------------------------------------------------------------------------------------
Emerging Markets................   $3,911,969      $167,516     $6,331,994      $203,281
----------------------------------------------------------------------------------------
Emerging Markets Debt...........           $0            $0             $0            $0
----------------------------------------------------------------------------------------
Equity Growth...................   $1,954,841       $53,030     $1,426,900        $1,725
----------------------------------------------------------------------------------------
European Real Estate............      $38,440            $0        $36,761          $239
----------------------------------------------------------------------------------------
European Value Equity...........      $85,798            $4       $185,744       $11,071
----------------------------------------------------------------------------------------
Focus Equity....................     $217,339        $5,726       $246,770          $873
----------------------------------------------------------------------------------------
Global Value Equity.............      $89,935        $4,136       $188,877       $21,842
----------------------------------------------------------------------------------------
International Equity............ $154,804,989            $0     $9,697,862      $408,855
----------------------------------------------------------------------------------------
International Magnum............   $1,237,447        $1,664       $326,452       $14,264
----------------------------------------------------------------------------------------
International Small Cap.........  $10,387,749            $0       $937,256            $0
----------------------------------------------------------------------------------------
Japanese Value Equity...........      $61,174        $1,972        $51,517          $170
----------------------------------------------------------------------------------------
Latin American..................      $75,900        $7,971       $129,926          $649
----------------------------------------------------------------------------------------
Money Market....................           $0            $0             $0            $0
----------------------------------------------------------------------------------------
Municipal Money Market..........           $0            $0             $0            $0
----------------------------------------------------------------------------------------
Small Company Growth............     $700,695            $0       $262,305          $212
----------------------------------------------------------------------------------------
Technology......................      $99,160            $0       $130,908          $366
----------------------------------------------------------------------------------------
U.S. Real Estate................     $902,106            $0       $998,700          $987
----------------------------------------------------------------------------------------
U.S. Equity Plus................      $11,726            $0        $38,144            $0
----------------------------------------------------------------------------------------
Value Equity....................     $213,738       $10,211       $102,987        $1,029
----------------------------------------------------------------------------------------

----------

Note: No information is provided for the China Growth, MicroCap, Mortgage-Backed
      Securities, Gold, Municipal Bond or Global Franchise Portfolios because they were not operational during the fiscal years ended December 31, 2000 and 2001

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

------------------------------------------------------------------------------------------------------------------
                                                          BROKERAGE COMMISSIONS         AGGREGATE DOLLAR AMOUNT OF
                                                       DIRECTED IN CONNECTION WITH     TRANSACTIONS FOR WHICH SUCH
                                                        RESEARCH SERVICES PROVIDED      COMMISSIONS WERE PAID FOR
                                                          FOR FISCAL YEAR ENDED             FISCAL YEAR ENDED
PORTFOLIO                                                   DECEMBER 31, 2002               DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
Active International Allocation ....................            $ 127,860                 $ 127,860
------------------------------------------------------------------------------------------------------------------
Asian Equity .......................................            $ 152,551                 $ 168,947
------------------------------------------------------------------------------------------------------------------
Asian Real Estate ..................................            $ 4,719                   $ 4,805
------------------------------------------------------------------------------------------------------------------
Emerging Markets ...................................            $ 3,036,007               $ 3,194,645
------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt ..............................            $ ---                     $ ---
------------------------------------------------------------------------------------------------------------------
Equity Growth ......................................            $ 2,833,659               $ 3,131,598
------------------------------------------------------------------------------------------------------------------
European Real Estate ...............................            $ 43,308                  $ 43,308
------------------------------------------------------------------------------------------------------------------
European Value Equity ..............................            $ 94,232                  $ 94,284
------------------------------------------------------------------------------------------------------------------
Focus Equity .......................................            $ 1,477,375               $ 372,855
------------------------------------------------------------------------------------------------------------------
Global Value Equity ................................            $ 70,562                  $ 70,586
------------------------------------------------------------------------------------------------------------------
Global Franchise....................................            $ 142,810                 $ 142,903
------------------------------------------------------------------------------------------------------------------
International Equity ...............................            $ 6,955,615               $ 6,960,459
------------------------------------------------------------------------------------------------------------------
International Magnum ...............................            $ 134,467                 $ 134,551
------------------------------------------------------------------------------------------------------------------
International Small Cap ............................            $ 595,206                 $ 595,549
------------------------------------------------------------------------------------------------------------------
Japanese Value Equity ..............................            $ 41,530                  $ 41,530
------------------------------------------------------------------------------------------------------------------
Latin American .....................................            $ 13,541                  $ 13,618
------------------------------------------------------------------------------------------------------------------
Small Company Growth ...............................            $ 643,289                 $ 835,404
------------------------------------------------------------------------------------------------------------------
Technology .........................................            $ 193,024                 $ 230,387
------------------------------------------------------------------------------------------------------------------
U.S. Real Estate ...................................            $ 345,415                 $ 1,785,800
------------------------------------------------------------------------------------------------------------------
Value Equity .......................................            $ 999,500                 $ 1,976,076
------------------------------------------------------------------------------------------------------------------

----------

Note: No information is provided for the China Growth, Gold, MicroCap,
      Mortgage-Backed Securities, U.S. Equity Plus, or Municipal Bond Portfolios because they were not operational during the last fiscal year ended December 31, 2002. No information is provided for the Money Market and Municipal Money Market Portfolios during the last fiscal year ended December 31, 2002, because they did not pay any brokerage commissions in connection with research.

REGULAR BROKER-DEALERS. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2002, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                           VALUE OF PORTFOLIO HOLDING

-----------------------------------------------------------------------------------------
                                                               VALUE OF PORTFOLIO HOLDING
PORTFOLIO                              REGULAR BROKER-DEALER     AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------
Active International Allocation     HSBC Holdings PLC                $  4,370,000
-----------------------------------------------------------------------------------------
European Value Equity               HSBC Holdings PLC                $    411,000
-----------------------------------------------------------------------------------------
Global Value Equity                 Merrill Lynch & Co., Inc.        $    691,000
-----------------------------------------------------------------------------------------
International Equity                HSBC Holdings PLC                $ 62,052,000
-----------------------------------------------------------------------------------------
International Magnum                HSBC Holdings PLC                $    865,000
-----------------------------------------------------------------------------------------
Equity Growth                       Citigroup, Inc.                  $ 16,412,000
-----------------------------------------------------------------------------------------
Focus Equity                        Citigroup, Inc.                  $  1,894,000
-----------------------------------------------------------------------------------------
Value Equity                        Citigroup, Inc.                  $  5,637,000
-----------------------------------------------------------------------------------------
                                    Bank of America Corp.            $  5,326,000
-----------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 40.5 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will only qualify for the dividends-received deduction for corporate shareholders to the extent of the Portfolio's qualifying dividend income and to the extent designated by the Portfolio. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders are generally taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been received by shareholders on December 31 of that year if such distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury approximately 30% currently on any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

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Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (I.E., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular Federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in

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two circumstances. First, exempt-interest dividends derived from certain
"private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

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It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Asian Equity, Asian Real Estate, China Growth, Emerging Markets Debt, Emerging Markets, European Real Estate, European Value Equity, Global Franchise, Global Value Equity, Japanese Value Equity,, International Equity, International Magnum, International Small Cap and Latin American Portfolios, and it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

TAXES AND FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

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STATE AND LOCAL TAX CONSIDERATIONS

Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 31, 2003. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned.

GLOBAL FRANCHISE PORTFOLIO: Mount Cuba Center Inc., Suite 1109, 100 West 10th Street, Wilmington, DE 19801, owned 33.96% of such Portfolio's total outstanding Class A shares.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York, Inc., 130 East 59th Street, New York, NY 10022-1302, owned 32.80% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char., 5505 Lake Washington Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 35.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Irene R. Miller, 186 Riverside Drive, Apt. 10E, New York, NY 10024, owned 27.84% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York, owned 40.86% of such Portfolio's total outstanding Class A shares.

Thrivent Financial for Lutherans, Attn: Paul McCullough, 625 4th Avenue, Minneapolis, MN 5514, owned 30.32% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 85.15% of such Portfolio's total outstanding Class B shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 25.42% of such Portfolio's total outstanding Class A shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 61.59% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 26.17% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 28.38% of such Portfolio's total outstanding Class A shares.

Manufacturers Life Insurance Co. USA, 250 Bloor Street East, 7th Floor, Toronto, Ontario, M4W 1E5 Canada, owned 60.82% of such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 57.96% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 65.33% of such Portfolio's total outstanding Class B shares.

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VALUE EQUITY PORTFOLIO: Mac & Co., Mutual Funds Operations, P.O. Box 3198,
Pittsburgh, PA 15230-3198, owned 35.23% of such Portfolio's total outstanding Class A shares.

GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 44.04% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 79.10% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 35.27% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 82.36% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 38.10% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 49.27% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO FFP Investments Ltd., Suite 101, San Antonio, TX 78209, owned 38.28% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc., Controllers Dept., 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 89.25% of such Portfolio's total outstanding Class A shares.

Ned McCarthy Trust, 3 Sugar Maple Lane, Hanover, NH 03755, owned 29.28% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char, 5505 Lake Washington Blvd. NE, Kirkland, WA 98033, owned 68.35% of such Portfolio's total outstanding Class B shares.

JAPANESE VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO The Gretzky Trust of 1989, 650 North Sepulveda Blvd, Los Angeles, CA 90049, owned 34.62% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA 94010, owned 31.37% of such Portfolio's total outstanding Class B shares.

LATIN AMERICAN PORTFOLIO: Morgan Stanley & Co., FBO PH Investments LLC, The Pilot House, Lewis Wharf, Boston, MA 02110, owned 76.42% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA 94010, owned 93.02% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 50.63% of such Portfolio's total outstanding Class A shares.

US REAL ESTATE PORTFOLIO: Merrill Lynch Trust Co., FBO Qualified Retirement Plans, 265 Davidson Ave., 4th Flr., Somerset, NJ 08873, owned 43.02% of such Portfolio's total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Rd., Cincinnati, OH 45240, owned 25.53% of such Portfolio's total outstanding Class B shares.

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TECHNOLOGY PORTFOLIO: Putnam Fiduciary Trust Company, FBO Coca Cola Enterprises
MESIP, Attn: DC Plan Admin Team, One Investors Way, Norwood, MA 02062, owned 28.80% such Portfolio's total outstanding Class B shares.

PRINCIPAL HOLDERS

The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 31, 2002. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

GLOBAL FRANCHISE PORTFOLIO: KeyBank NA, TTEE FBO WRA-Morgan Stanley, P.O. Box 94871, Cleveland, OH 44101-4871, owned 8.00% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan SA, P.O. Box 1134, Panama 1 Republic of Panama, owned 11.78% of such Portfolio's total outstanding Class A shares.

Mount Cuba Center Inc, Suite 1109, 100 West 10th street, Wilmin

Morgan Stanley & Co., FBO Ecological Trust Fund of The Nature Conservancy, 4245 North Fairfax Drive 100, Arlington, VA 22203, owned 7.69% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO 444M Partners LP, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 13.36% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Henry Gross, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 8.52% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Julie Revson, 9702 Gayton Road, Richmond, VA 23233, owned 5.72% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 10.04% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO David Ormsby IRA, 825 8th Avenue, New York, NY 10019, owned 7.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Edward S. Weil Jr., 66 Locust Rd., Winnetka, IL 60093, owned 5.08% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Robert Krauss, Trustee of FBO Michael Veloric Ballard, 1165 Norsam Rd., Gladwyne, PA 19035, owned 5.11% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Stephen J. Lurito, 15 Stony Wylde Lane, Greenwich, CT 06830, owned 5.43% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Elizabeth G. Monnas, 16 Aubrey Walk, London, England, owned 5.49% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Ronald G. Assaf, IRA RO, 21095 Hamlin Drive, Boca Raton, FL 33433, owned 16.56% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Diana D. Davis, 4238 Glengary Court NE, Atlanta, GA 30342, owned 5.26% of such Portfolio's total outstanding Class B shares.

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Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P.
DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 7.38% of such Portfolio's total outstanding Class B shares.

EUROPEAN REAL ESTATE PORTFOLIO: Trustees of Dartmouth College, 7 Lebanon St., Suite 305, P.O. Box 31, Hanover, NH 03755, owned 23.72% of such Portfolio's total outstanding Class A shares.

Plum Coulee Partnership, 499 Park Ave., 26th Floor, New York, NY 10022, owned 11.08% of such Portfolio's total outstanding Class A shares.

Retirement Plan for Employees of United Jewish Appeal Federation of Jewish Affiliated Institutions & Agencies, 130 East 59th Street, New York, NY 10022-1302, owned 9.84% of such Portfolio's total outstanding Class A shares.

Northstar Advisors LLC, 1000 Winter Street, Waltham, MA 02451-1443, owned 8.98% of such Portfolio's total outstanding Class A shares.

Nora Effron, 1070 Park Avenue, New York, NY 10128, owned 13.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 7.38% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 9.46% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Gretzky Trust of 1989, 650 North Sepulveda Blvd., Los Angeles, CA 90049, owned 5.02% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: SBLI USA Mutual Life Insurance, 460 W. 34th St., Suite 800, New York, NY 10001, owned 16.80% of such Portfolio's total outstanding Class A shares.

Ameritas Life Insurance Corp., P.O. Box 81889, Lincoln, NE 68501, owned 7.18% of such Portfolio's total outstanding Class A shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: Wallace Genetic Foundation, c/o Leo Bruette, BDO Seidman LLP, 1129 20th Street NW, Washington, DC 20036-3403, owned 5.17% of such Portfolio's total outstanding Class A shares.

The Trustees of Columbia University in the City of New York, Attn: Anil Jaisinghani, 475 Riverside Dr., Suite 401, New York, NY 10115, owned 15.21% of such Portfolio's total outstanding Class A shares.

CMBL MS Ferron Equity, Attn.: Josephine Glass, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 9.39% of such Portfolio's total outstanding Class A shares

Saxon & Co., P.O. Box 7780-1888, Philadelphia, PA 19182, owned 5.20% of such Portfolio's total outstanding Class A shares.

Sahara Investments LLC, 70 W. Madison, Suite 2000, Chicago, IL 60602, owned 5.26% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 20.87% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: The Donald Fisher 1991, c/o Pisces Inc., One Martime Plaza, Suite 1300, San Francisco, CA 94111, owned 10.42% of such Portfolio's total outstanding Class A shares.

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The Doris Fisher 1991, c/o Pisces Inc., One Martime Plaza, Suite 1300, San
Francisco, CA 94111 owned 10.42% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Donald A. Pels, 375 Park Avenue, Suite 3305, New York, NY 10152, owned 11.69% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Frank Mori, 60 East 42nd Street, New York, NY 10165, owned 5.56% of such Portfolio's total outstanding Class A shares.

Berl Bernhard & Karen Bernhard TTEE, FBO The Berl Bernhard, 1693 Epping Farms Ln., Annapolis, MD 21401, owned 13.36% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 20.53% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Peter A. Fasseas, 1555 North Astor, Chicago, IL 60610, owned 6.97% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Joseph A. Hafner, Jr., Box 2636, Houston, TX 77252, owned 6.73% of such Portfolio's total outstanding Class B shares.

Steve Gerhardt & Julie Gerhardt, 6030 Quail Hill Dr., Cincinnati, OH 45233, owned 6.57% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Wilmington Trust Co. FBO Enron Corporation Savings 401K c/o Mutual Funds, P.O. Box 8971, Wilmington, DE 19899-8971, owned 9.82% of such Portfolio's total outstanding Class A shares.

T. Rowe Price Retirement Plan Services, Cust Marriott Employees PS & Ret Sving Plan, 4515 Painters Mill Road, Owings Mills, MD 21117, owned 12.96% of such Portfolio's total outstanding Class A shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York, owned 15.08% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 21.69% of such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Factory Mutual Insurance Company, Attn.:
Kimberly Adams, 225 Wyman Street, P.O. Box 9198, Waltham, MA 02454-9198, owned 22.61% of such Portfolio's total outstanding Class A shares.

Trust Company of Illinois, 45 South Park Blvd., Suite 300, Glen Ellyn, IL 60137, owned 9.69% of such Portfolio's total outstanding Class A shares.

Putnam Fiduciary Trust Co., TTEE FBO American Maritime Officers 401K Plan, One Investors Way, Norwood, MA 02062, owned 5.53% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 8.22% of such Portfolio's total outstanding Class A shares.

National Financial Services Corp., of our Customers, 200 Liberty Street, New York, NY 10281, owned 12.30% of such Portfolio's total outstanding Class B shares.

GE Asset Management Plan, 801 Pennsylvania Ave., Kansas City, MO 64105, owned 6.67% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 6.54% of such Portfolio's total outstanding Class A shares.

Wendel & Co., A/C 203597, Attn: Mutual Funds Reorganization Dept., P.O. Box 1066, Wall Street Station, New York, NY 10286, owned 6.27% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 10.51% of such Portfolio's total outstanding Class B shares.

State Street Bank and Trust Co., as Trustee for the Sodexho 401K EES Retirement Savings & Trust, 105 Rosemont Avenue, Westwood, MA 02169, owned 5.33% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Mgmt. For The Account Of Hubbell Inc., Attn.: John Lan 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 24.35% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 8.16% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 76.77% of such Portfolio's total outstanding Class B shares.

FNB Nominee Co., c/o First Commonwealth Trust, 614 Philadelphia St., Indiana, PA 15701, owned 5.93% of such Portfolio's total outstanding Class B shares.

Brown and Caldwell Savings Plan, c/o JP Morgan Chase as Directed Trustee, P.O. Box 419784, Kansas City, MO 64141-6784, owned 5.45% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Jupiter & Co., c/o Investors Bank & Trust, P.O. Box 9130FPG90, Boston, MA 02117-9130, owned 20.87% of such Portfolio's total outstanding Class A shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 12.59% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO RVP Development Corporation, 20 Monroe Ave. NW, Suite 450, Grand Rapids, MI 49503, owned 8.84% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Corestates Bank TTEE for Defined Benefit Master Plan, 1525 W. Wt. Harris Blvd., CMG1151, Charlotte, NC 28262, owned 5.82% of such Portfolio's total outstanding Class A shares.

Trustee of Karen Zateselo Gray Cust. for Alexandra Nicole Gray, c/o CSC Index, 301 N. Sheridan Road, Lake Forest, IL 60045, owned 5.02% of such Portfolio's total outstanding Class B shares.

Karen Zateslo Gray Cust. for John David Gray under IL UGMA, 301 N. Sheridan Rd., Lake Forest, IL 60045, owned 15.08% of such Portfolio's total outstanding Class B shares.

Dr. Martin B. Meyerson Acct. II International, 1601 Landfall Dr., Wilmington, NC 28405-4255, owned 12.33% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Sandra Titus McKinstry, 7135 S. Locust Circle, Englewood, CO 80112, owned 11.14% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 14.47% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 7.17% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 9.51% of such Portfolio's total outstanding Class A shares.

EMERGING MARKETS DEBT PORTFOLIO: Bell Atlantic Master Trust, 695 Main Street, Suite 600, Stamford, CT 06901-2138, owned 24.16% of such Portfolio's total outstanding Class A shares.

National Investors Services Corp. Exclusive Benefit Customers, 55 Water Street New York, NY 10041, owned 10.35% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 9.98% of such Portfolio's total outstanding Class A shares.

Paul E. Hellmers & H. Anthony Hellmers, c/o Centre Solutions, One Chase Manhattan Plaza, New York, NY 10005, owned 7.22% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 10.08% of such Portfolio's total outstanding Class A shares.

JAPANESE VALUE EQUITY PORTFOLIO: National Investors Services Corp. for the Exclusive Benefit of Our Customers, 55 Water Street, New York, NY 10041, owned 17.14% of such Portfolio's total outstanding Class A shares.

Retired Staff Benefits Investment Accts. of The International Monetary Fund, 700 19th St. NW, Washington, DC 20431, owned 9.26% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104, owned 5.30% of such Portfolio's total outstanding Class A shares.

FTC & Co. Datalynx House Account, P.O. Box 173736, Denver, CO 80217-3736, owned 9.56% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Edward J. Prostic IRA, 2225 Stratford Road, Shawnee MSN, KS 66208, owned 12.29% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Marjorie Prostic IRA, 2225 Stratford Road, Shawnee MSN, KS 66208, owned 10.84% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 14.19% of such Portfolio's total outstanding shares.

General Mills Inc., 3500 Treasury Nate Meadows, 1 General Mills Blvd., Minneapolis, MN 55426, owned 5.26% of such Portfolio's total outstanding shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 13.00% of such Portfolio's total outstanding shares.

LATIN AMERICAN PORTFOLIO: Davio G. Scarffe, 50 Central Park West, New York, NY 10023, owned 6.23% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Morgan Stanley & Co., FBO Hullbridge
Investments-Pledgor, Attn: Abdulaziz S. Al-Saleh, P.O. Box 94697, Riyadh 11614 FF 00000, owned 6.03% such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., P.O. Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482, owned 12.28% of such Portfolio's total outstanding Class B shares.

US REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 16.76% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 13.32% of such Portfolio's total outstanding Class A shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 5.51% of such Portfolio's total outstanding Class A shares.

Lumina Foundation for Education Inc., 30 S. Meridian St., Indianapolis, IN 46204-3503, owned 5.32% of such Portfolio's total outstanding Class A shares.

MAC & Co., Attn: Mutual Funds Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 5.04% of such Portfolio's total outstanding Class A shares.

National Gallery of Art, Attn: James E. Duff - Treasurer, Washington DC 20565, owned 5.28% of such Portfolio's total outstanding Class A shares.

Putnam Fiduciary Trust Company, FBO Ball Horticultural Co., Inc., Attn: DC Plan Admin. Team, One Investors Way, Norwood, MA 02062, owned 7.11% of such Portfolio's total outstanding Class B shares.

Putnam Fiduciary Trust Company, FBO Coca Cola Enterprises MESIP, Attn: DC Plan Admin Team, One Investors Way, Norwood, MA 02062, owned 6.79% of such Portfolio's total outstanding Class B shares.

TECHNOLOGY PORTFOLIO: Fidelity Investments Operations Co., FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 23.64% of such Portfolio's total outstanding Class B shares.

Bank of New York, Attn: Ellie Whalen, One Wall Street, 12th Floor, New York, NY 10286, owned 11.58% of such Portfolio's total outstanding Class A shares.

Judith L. Biggs, 390 Riversville Rd., Greenwich, CT 06831, owned 12.17% of such Portfolio's total outstanding Class A shares.

Barton M. Biggs, 390 Riversville Rd., Greenwich, CT 06831, owned 20.27% of such Portfolio's total outstanding Class A shares.

T. Rowe Price Trust Co., P.O. Box 17215, Baltimore, MD 21297, owned 9.46% of such Portfolio's total outstanding Class B shares.

The Northern Trust as TTEE, FBO Nestle 401K Savings Plan-DV, P.O. Box 92994, Chicago, IL 60675, owned 23.46% of such Portfolio's total outstanding Class B shares.

MONEY MARKET PORTFOLIO: APEX Foundation, P.O. Box 1607, Bellevue, WA 98009-1607, owned 6.30% such Portfolio's total outstanding shares.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio may advertise total return, including after tax return, for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the 1-, 5-, and 10-year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE       AVERAGE
                                                                    ANNUAL FIVE    ANNUAL TEN   ANNUAL AVERAGE
NAME OF PORTFOLIO+                    INCEPTION DATE    ONE YEAR       YEARS         YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Active International Allocation
--------------------------------------------------------------------------------------------------------------
   Class A..........................     1/17/92        -13.11%        -1.35%         4.82%           3.99%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -13.29%        -1.51%           N/A           1.33%
--------------------------------------------------------------------------------------------------------------
Asian Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     7/01/91        -10.03%        -3.78%        -2.00%           0.63%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -10.16%        -4.02%           N/A         -11.30%
--------------------------------------------------------------------------------------------------------------
Asian Real Estate
--------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97        -11.55%        -3.13%           N/A          -7.00%
--------------------------------------------------------------------------------------------------------------
   Class B..........................    10/01/97        -11.72%        -3.25%           N/A          -7.27%
--------------------------------------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------------------------------------
   Class A..........................     9/25/92         -6.24%        -3.50%         3.13%           3.27%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96         -6.24%        -4.79%           N/A          -2.77%
--------------------------------------------------------------------------------------------------------------
Emerging Markets Debt
--------------------------------------------------------------------------------------------------------------
   Class A..........................     2/01/94         11.29%         2.89%           N/A           9.59%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96         10.34%         2.63%           N/A          10.38%
--------------------------------------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/91        -27.64%        -2.00%         9.28%           9.61%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -27.75%        -2.24%           N/A           6.17%
--------------------------------------------------------------------------------------------------------------
European Real Estate
--------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97         24.52%         6.16%           N/A           4.89%
--------------------------------------------------------------------------------------------------------------
   Class B..........................    10/01/97         24.11%         5.89%           N/A           4.62%
--------------------------------------------------------------------------------------------------------------
European Value Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/93         -9.24%        -0.02%           N/A           8.95%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96         -9.48%        -0.28%           N/A           4.95%
--------------------------------------------------------------------------------------------------------------
Focus Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     3/08/95        -28.81%        -2.07%           N/A          11.79%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -28.92%        -2.29%           N/A           7.46%
--------------------------------------------------------------------------------------------------------------
Global Franchise
--------------------------------------------------------------------------------------------------------------
   Class A..........................    11/28/01          8.10%           N/A           N/A          12.12%
--------------------------------------------------------------------------------------------------------------
   Class B..........................    11/28/01          7.82%           N/A           N/A          11.66%
--------------------------------------------------------------------------------------------------------------
Global Value Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     7/15/92        -17.34%         0.18%        10.87%          10.10%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -17.63%        -0.11%           N/A           5.94%
--------------------------------------------------------------------------------------------------------------
International Equity
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE       AVERAGE
                                                                    ANNUAL FIVE    ANNUAL TEN   AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE    ONE YEAR       YEARS         YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
   Class A..........................     8/04/89         -4.02%         5.54%        12.63%           9.67%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96         -4.25%         5.33%           N/A           8.29%
--------------------------------------------------------------------------------------------------------------
International Magnum
--------------------------------------------------------------------------------------------------------------
   Class A..........................     3/15/96        -13.36%        -3.32%           N/A          -0.38%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     3/15/96        -13.49%        -3.53%           N/A          -0.62%
--------------------------------------------------------------------------------------------------------------
International Small Cap
--------------------------------------------------------------------------------------------------------------
   Class A..........................    12/15/92         -2.99%         5.17%         8.90%           8.96%
--------------------------------------------------------------------------------------------------------------
Japanese Value Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     4/25/94        -11.22%        -3.30%           N/A          -3.76%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -11.39%        -3.57%           N/A          -4.20%
--------------------------------------------------------------------------------------------------------------
Latin American
--------------------------------------------------------------------------------------------------------------
   Class A..........................     1/18/95        -20.55%        -6.69%           N/A           3.92%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -20.83%        -6.85%           N/A           4.97%
--------------------------------------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------------------------------------
   Class A..........................    11/15/88          1.30%         4.23%         4.34%           5.02%
--------------------------------------------------------------------------------------------------------------
Municipal Money Market
--------------------------------------------------------------------------------------------------------------
   Class A..........................     2/10/89          0.90%         2.49%         2.64%           3.14%
--------------------------------------------------------------------------------------------------------------
Small Company Growth
--------------------------------------------------------------------------------------------------------------
   Class A..........................    11/01/89        -22.28%         9.81%         9.34%          11.10%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -22.44%         9.51%           N/A           8.88%
--------------------------------------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------------------------------------
   Class A..........................     9/16/96        -47.57%        -3.26%           N/A           3.56%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     9/16/96        -47.62%        -3.40%           N/A           3.37%
--------------------------------------------------------------------------------------------------------------
U.S. Real Estate
--------------------------------------------------------------------------------------------------------------
   Class A..........................     2/24/95          0.18%         4.16%           N/A          13.19%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96         -0.07%         3.88%           N/A          11.38%
--------------------------------------------------------------------------------------------------------------
Value Equity
--------------------------------------------------------------------------------------------------------------
   Class A..........................     1/31/90        -24.22%         1.36%         9.66%           9.46%
--------------------------------------------------------------------------------------------------------------
   Class B..........................     1/02/96        -24.32%         1.12%           N/A           7.08%
--------------------------------------------------------------------------------------------------------------

----------

+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

                  P(1+T) TO THE POWER OF n  =    ERV
where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Fund's Portfolios for the 1-, 5- and 10- year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE       AVERAGE
                                                                    ANNUAL FIVE    ANNUAL TEN    AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE    ONE YEAR       YEARS         YEARS      SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
Active International Allocation
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE       AVERAGE
                                                                    ANNUAL FIVE    ANNUAL TEN    AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE    ONE YEAR       YEARS         YEARS      SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/17/92         -13.91%       -3.02%         2.48%            1.87%
---------------------------------------------------------------------------------------------------------------
Asian Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     7/01/91         -10.31%       -4.23%        -3.15%           -0.40%
---------------------------------------------------------------------------------------------------------------
Asian Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97         -12.67%       -4.45%           N/A           -8.27%
---------------------------------------------------------------------------------------------------------------
Emerging Markets
---------------------------------------------------------------------------------------------------------------
   Class A..........................     9/25/92          -6.13%       -3.69%         2.22%            2.38%
---------------------------------------------------------------------------------------------------------------
Emerging Markets Debt
---------------------------------------------------------------------------------------------------------------
   Class A..........................     2/01/94           6.93%       -3.00%           N/A            1.06%
---------------------------------------------------------------------------------------------------------------
Equity Growth
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/91         -27.70%       -2.96%         6.39%            7.08%
---------------------------------------------------------------------------------------------------------------
European Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97          22.14%        5.10%           N/A            3.89%
---------------------------------------------------------------------------------------------------------------
European Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/93          -9.63%       -2.39%           N/A            6.76%
---------------------------------------------------------------------------------------------------------------
Focus Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     3/08/95         -28.81%       -4.96%           N/A            6.94%
---------------------------------------------------------------------------------------------------------------
Global Franchise
---------------------------------------------------------------------------------------------------------------
   Class A..........................    11/28/01           8.16%          N/A           N/A           12.18%
---------------------------------------------------------------------------------------------------------------
Global Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     7/15/92         -17.93%       -1.77%         8.51%            7.86%
---------------------------------------------------------------------------------------------------------------
International Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     8/04/89          -4.77%        3.45%        10.36%            7.93%
---------------------------------------------------------------------------------------------------------------
International Magnum
---------------------------------------------------------------------------------------------------------------
   Class A..........................     3/15/96         -13.46%       -3.87%           N/A           -1.11%
---------------------------------------------------------------------------------------------------------------
International Small Cap
---------------------------------------------------------------------------------------------------------------
   Class A..........................    12/15/92          -3.28%        3.35%         7.47%            7.53%
---------------------------------------------------------------------------------------------------------------
Japanese Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/25/94         -11.23%       -3.75%           N/A           -5.50%
---------------------------------------------------------------------------------------------------------------
Latin American
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/18/95         -20.86%       -7.20%           N/A            1.16%
---------------------------------------------------------------------------------------------------------------
Small Company Growth
---------------------------------------------------------------------------------------------------------------
   Class A..........................    11/01/89         -22.28%        6.31%         4.72%            7.49%
---------------------------------------------------------------------------------------------------------------
Technology
---------------------------------------------------------------------------------------------------------------
   Class A..........................     9/16/96         -47.57%       -5.56%           N/A            0.38%
---------------------------------------------------------------------------------------------------------------
U.S. Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................     2/24/95          -2.08%        1.87%           N/A            9.83%
---------------------------------------------------------------------------------------------------------------
Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/31/90         -24.72%       -2.36%         5.52%            5.95%
---------------------------------------------------------------------------------------------------------------

------------------

+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

                        n
                  P(1+T) = ATV
                              D
where:

          P          =    a hypothetical initial payment of $1,000

          T          =    average annual total return (after taxes on
                          distributions)

          n          =    number of years

          ATV        =    ending value of a hypothetical $1,000 payment made at
             D            the beginning of the 1-, 5-, or 10-year periods at the
                          end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption, and assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE       AVERAGE
                                                                    ANNUAL FIVE    ANNUAL TEN    AVERAGE ANNUAL
NAME OF PORTFOLIO+                    INCEPTION DATE    ONE YEAR       YEARS         YEARS      SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
Active International Allocation
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/17/92          -7.87%       -1.37%         3.25%            2.63%
---------------------------------------------------------------------------------------------------------------
Asian Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     7/01/91          -5.99%       -3.14%        -1.48%            0.59%
---------------------------------------------------------------------------------------------------------------
Asian Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97          -6.98%       -3.02%           N/A           -5.92%
---------------------------------------------------------------------------------------------------------------
Emerging Markets
---------------------------------------------------------------------------------------------------------------
   Class A..........................     9/25/92          -3.70%       -2.70%         2.36%            2.48%
---------------------------------------------------------------------------------------------------------------
Emerging Markets Debt
---------------------------------------------------------------------------------------------------------------
   Class A..........................     2/01/94           6.92%       -0.97%           N/A            3.25%
---------------------------------------------------------------------------------------------------------------
Equity Growth
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/91         -16.97%       -1.43%         6.65%            7.16%
---------------------------------------------------------------------------------------------------------------
European Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................    10/01/97          15.38%        4.58%           N/A            3.55%
---------------------------------------------------------------------------------------------------------------
European Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/02/93          -5.47%       -0.01%           N/A            7.17%
---------------------------------------------------------------------------------------------------------------
Focus Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     3/08/95         -17.69%       -2.08%           N/A            8.06%
---------------------------------------------------------------------------------------------------------------
Global Franchise
---------------------------------------------------------------------------------------------------------------
   Class A..........................    11/28/01           5.18%          N/A           N/A            9.84%
---------------------------------------------------------------------------------------------------------------
Global Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     7/15/92         -10.44%       -0.01%         8.56%            7.92%
---------------------------------------------------------------------------------------------------------------
International Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     8/04/89          -2.32%        4.18%        10.12%            7.75%
---------------------------------------------------------------------------------------------------------------
International Magnum
---------------------------------------------------------------------------------------------------------------
   Class A..........................     3/15/96          -8.07%       -2.50%           N/A           -0.33%
---------------------------------------------------------------------------------------------------------------
International Small Cap
---------------------------------------------------------------------------------------------------------------
   Class A..........................    12/15/92          -1.68%        3.82%         7.14%            7.19%
---------------------------------------------------------------------------------------------------------------
Japanese Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     4/25/94          -6.89%       -2.73%           N/A           -3.53%
---------------------------------------------------------------------------------------------------------------
Latin American
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/18/95         -12.53%       -5.36%           N/A            2.17%
---------------------------------------------------------------------------------------------------------------
Small Company Growth
---------------------------------------------------------------------------------------------------------------
   Class A..........................    11/01/89         -13.68%        6.85%         5.87%            8.03%
---------------------------------------------------------------------------------------------------------------
Technology
---------------------------------------------------------------------------------------------------------------
   Class A..........................     9/16/96         -29.21%       -0.80%           N/A            3.85%
---------------------------------------------------------------------------------------------------------------
U.S. Real Estate
---------------------------------------------------------------------------------------------------------------
   Class A..........................     2/24/95           0.83%        2.33%           N/A            9.38%
---------------------------------------------------------------------------------------------------------------
Value Equity
---------------------------------------------------------------------------------------------------------------
   Class A..........................     1/31/90         -14.85%        0.27%         6.70%            6.76%
---------------------------------------------------------------------------------------------------------------

----------

+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

                        n
                  P(1+T) = ATV SUB
                                  DR
where:

          P            =  a hypothetical initial payment of $1,000

          T            =  average annual total return (after taxes on
                          distributions and redemption)

          n            =  number of years

          ATV          =  ending value of a hypothetical $1,000 payment made at
             DR           the beginning of the 1-, 5-, or 10-year periods at the
                          end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and after taxes on the sale of fund shares, assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Ending value is calculated by subtracting capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses resulting from the redemption. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date and the highest federal individual capital gains tax rate for gains in effect on the redemption date.

CALCULATION OF YIELD FOR NON-MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

From time to time certain of the Fund's Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The current yields for the Emerging Markets Debt Portfolio for the 30-day period ended December 31, 2002 were as follows:

---------------------------------------------------------------
                                           CLASS A      CLASS B
PORTFOLIO NAME                              SHARES       SHARES
---------------------------------------------------------------
Emerging Markets Debt...................      7.49%      6.77%
---------------------------------------------------------------

These figures were obtained using the following formula:


         Yield    =   2[(a - b + 1) TO THE POWER OF 6 - 1]
                      -------------------------------------
                                       cd

CALCULATION OF YIELD FOR MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

The current yield of the Money Market and Municipal Money Market Portfolios is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2002 were 1.02% and 0.93%, respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2002 were 1.03% and 0.93%, respectively.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

         Tax Free Yield           =    Your Taxable Equivalent Yield
         --------------
         1 -- Your Tax Bracket

For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.

The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 2002 under the Internal Revenue Code. There can, of course, be no guarantee that the Municipal Money Market Portfolio will achieve a specific yield. Also, it is possible that some portion of the Portfolio's dividends may be subject to Federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                      FEDERAL
                                      INCOME
            SAMPLE LEVEL OF            TAX
            TAXABLE INCOME           BRACKETS                TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
-------------------------------------------------------------------------------------------------------------------------------
  JOINT RETURN       SINGLE RETURN                 3%      4%     5%       6%       7%        8%        9%       10%       11%
-------------------------------------------------------------------------------------------------------------------------------
$0-12,000           $0-6,000            10%       3.33%   4.44%  5.56%    6.67%    7.78%     8.89%    10.00%    11.11%    12.22%
-------------------------------------------------------------------------------------------------------------------------------
$12,000,-46,700     $6,000-23,350       15%       3.53%   4.71%  5.88%    7.06%    8.24%     9.41%    10.59%    11.76%    12.94%
-------------------------------------------------------------------------------------------------------------------------------
$46,700-112,800     $23,350-56,425      27%       4.11%   5.48%  6.85%    8.22%    9.59%    10.96%    12.33%    13.70%    15.07%
-------------------------------------------------------------------------------------------------------------------------------
$112,850-171,950    $56,425-85,975      30%       4.29%   5.71%  7.14%    8.57%   10.00%    11.43%    12.86%    14.29%    15.71%
-------------------------------------------------------------------------------------------------------------------------------
$171,950-307,050    $85,975-153,525     35%       4.62%   6.15%  7.69%    9.23%   10.77%    12.31%    13.85%    15.38%    16.92%
-------------------------------------------------------------------------------------------------------------------------------
over $307,050       over $153,525       38.6%     4.89%   6.52%  8.14%    9.77%   11.40%    13.03%    14.66%    16.29%    17.92%
-------------------------------------------------------------------------------------------------------------------------------

----------

Note: Net amount subject to 2002 Federal Income Tax after deductions and exemptions, not indexed for 2001 income tax rates.

The taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2002, assuming the same tax rate, was 1.51%. No information is provided for the Municipal Bond Portfolio because it was not operational for the fiscal year ended December 31, 2002.

GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices to which the performance of the Portfolios may also be compared. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley & Co. clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in their advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley & Co.; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios' advertisements may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl") -Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.

                              FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios were not operational as of December 31, 2002.

[LOGO] Morgan Stanley

MORGAN STANLEY INSTITUTIONAL FUND TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 2003

Morgan Stanley Institutional Fund Trust (the "Fund") is a no load mutual fund consisting of twenty-six portfolios (each a "Portfolio" and collectively the "Portfolios") offering a variety of investment alternatives. Of the twenty-six Portfolios, five Portfolios are not operational. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all twenty-six Portfolios.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses dated January 31, 2003, as may be revised from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.


The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

                      Shareholder Services: 1-800-548-7786
             Prices and Investment Results: www.morganstanley.com/im



                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----
THE PORTFOLIOS' INVESTMENTS AND STRATEGIES .............................    2
INVESTMENT STRATEGIES ..................................................    8
INVESTMENTS ............................................................   11
INVESTMENT LIMITATIONS .................................................   37
PURCHASE OF SHARES .....................................................   40
REDEMPTION OF SHARES ...................................................   40
TRANSACTIONS WITH BROKER/DEALERS .......................................   41
SHAREHOLDER SERVICES ...................................................   41
VALUATION OF SHARES ....................................................   41
MANAGEMENT OF THE FUND .................................................   42
INVESTMENT ADVISER .....................................................   51
PRINCIPAL UNDERWRITER ..................................................   54
DISTRIBUTION OF SHARES .................................................   55
FUND ADMINISTRATION ....................................................   55
OTHER SERVICE PROVIDERS ................................................   56
LITIGATION .............................................................   56
BROKERAGE TRANSACTIONS .................................................   57
GENERAL INFORMATION ....................................................   59
TAX CONSIDERATIONS .....................................................   61
PRINCIPAL HOLDERS OF SECURITIES ........................................   65

PERFORMANCE INFORMATION ................................................   88
COMPARATIVE INDICES ....................................................   96
FINANCIAL STATEMENTS ...................................................  101
APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS .........................  102


                   THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

The prospectus describes the investment objectives, principal investment strategies and principal risks associated with each Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio (abbreviations are explained following each table). The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment are provided in the discussion following the tables.

 -----------------------------------------------------------------------------------------------------------------
                                           EQUITY AND BALANCED PORTFOLIOS
 -----------------------------------------------------------------------------------------------------------------

                                                 Balanced                                 Mid Cap      U.S. Mid
                                    Balanced       Plus        Equity       Growth        Growth       Cap Core
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
 -----------------------------------------------------------------------------------------------------------------
 Strategies
 -----------------------------------------------------------------------------------------------------------------
 Asset Allocation Management           x            x
 -----------------------------------------------------------------------------------------------------------------
 Core Equity Investing                 x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing            x            x                                        x           x
 -----------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation     x            x
 -----------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing        x            x
 -----------------------------------------------------------------------------------------------------------------
 Foreign Investing                     x            x             x                          x           x
 -----------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                                           x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 High Yield Investing                  x            x
 -----------------------------------------------------------------------------------------------------------------
 International Equity Investing        x            x             x                          x           x
 -----------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management      x            x
 -----------------------------------------------------------------------------------------------------------------
 Mortgage Investing                    x            x
 -----------------------------------------------------------------------------------------------------------------
 Value Investing                       x            x
 -----------------------------------------------------------------------------------------------------------------
 Value Stock Investing                 x                          x                                      x
 -----------------------------------------------------------------------------------------------------------------
 Investments
 -----------------------------------------------------------------------------------------------------------------
 ADRs                                  x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Agencies                              x            x             x            x                         x
 -----------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities               x            x
 -----------------------------------------------------------------------------------------------------------------
 Brady Bonds                           x            x
 -----------------------------------------------------------------------------------------------------------------
 Cash Equivalents                      x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 CMOs                                  x            x
 -----------------------------------------------------------------------------------------------------------------
 Commercial Paper                      x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Common Stock                          x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Convertibles                          x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Corporates                            x            x             x            x                         x
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                        Multi-     Small      U.S Small
                                        Asset-      Cap          Cap        Strategic
                                        Class      Growth       Core       Small Value      Value       Value II
                                      Portfolio   Portfolio   Portfolio     Portfolio     Portfolio     Portfolio
 -----------------------------------------------------------------------------------------------------------------
 Strategies
 -----------------------------------------------------------------------------------------------------------------
 Asset Allocation Management              x
 -----------------------------------------------------------------------------------------------------------------
 Core Equity Investing                    x
 -----------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing               x           x           x             x
 -----------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation        X
 ----------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing           X
 -----------------------------------------------------------------------------------------------------------------
 Foreign Investing                        x           x           x             x             x             X
 -----------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                               x           x
 -----------------------------------------------------------------------------------------------------------------
 High Yield Investing                     x
 -----------------------------------------------------------------------------------------------------------------
 International Equity Investing           x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management         x
 -----------------------------------------------------------------------------------------------------------------
 Mortgage Investing                       x
 -----------------------------------------------------------------------------------------------------------------
 Value Investing                          x
 -----------------------------------------------------------------------------------------------------------------
 Value Stock Investing                                            x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Investments
 -----------------------------------------------------------------------------------------------------------------
 ADRs                                     x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Agencies                                 x                       x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                  x
 -----------------------------------------------------------------------------------------------------------------
 Brady Bonds                              x
 -----------------------------------------------------------------------------------------------------------------
 Cash Equivalents                         x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 CMOs                                     x
 -----------------------------------------------------------------------------------------------------------------
 Commercial Paper                         x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Common Stock                             x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Convertibles                             x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Corporates                               x                       x             x             x             x
 -----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                         EQUITY AND BALANCED PORTFOLIOS
-------------------------------------------------------------------------------------------------------

                                              Balanced                           Mid Cap    U.S. Mid
                                   Balanced     Plus      Equity     Growth      Growth     Cap Core
                                   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------
Depositary Receipt                     x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Emerging Markets Securities            x          x
-------------------------------------------------------------------------------------------------------
Floaters                               x          x
-------------------------------------------------------------------------------------------------------
Foreign Currency                       x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Foreign Equity                         x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities        x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
Forwards                               x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
Futures                                x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
High Yield Securities                  x          x
-------------------------------------------------------------------------------------------------------
Inverse Floaters                       x          x
-------------------------------------------------------------------------------------------------------
Investment Companies                   x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Investment Funds                       x          x
-------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                            x          x
-------------------------------------------------------------------------------------------------------
Mortgage Securities                    x          x
-------------------------------------------------------------------------------------------------------
Municipals                             x          x
-------------------------------------------------------------------------------------------------------
Options                                x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Preferred Stock                        x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Repurchase Agreements                  x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements          x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Rights                                 x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
SMBS                                   x          x
-------------------------------------------------------------------------------------------------------
Securities Lending                     x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Short Sales                            x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Structured Investments                            x
-------------------------------------------------------------------------------------------------------
Structured Notes                       x          x
-------------------------------------------------------------------------------------------------------
Swaps                                  x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                      Multi-    Small                  Strategic
                                      Asset-     Cap       U.S. Small    Small
                                      Class     Growth      Cap Core     Value      Value    Value II
                                    Portfolio  Portfolio   Portfolio   Portfolio  Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------
Depositary Receipt                      x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Emerging Markets Securities             x
--------------------------------------------------------------------------------------------------------
Floaters                                x
--------------------------------------------------------------------------------------------------------
Foreign Currency                        x          x           x                      x          x
--------------------------------------------------------------------------------------------------------
Foreign Equity                          x          x           x                      x          x
--------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities         x                      x                      x          x
--------------------------------------------------------------------------------------------------------
Forwards                                x                      x                      x          x
--------------------------------------------------------------------------------------------------------
Futures                                 x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
High Yield Securities                   x
--------------------------------------------------------------------------------------------------------
Inverse Floaters                        x
--------------------------------------------------------------------------------------------------------
Investment Companies                    x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Investment Funds                        x
--------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                             x
--------------------------------------------------------------------------------------------------------
Mortgage Securities                     x
--------------------------------------------------------------------------------------------------------
Municipals                              x
--------------------------------------------------------------------------------------------------------
Options                                 x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Preferred Stock                         x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Repurchase Agreements                   x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements           x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Rights                                  x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
SMBS                                    x
--------------------------------------------------------------------------------------------------------
Securities Lending                      x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Short Sales                             x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Structured Investments                  x
--------------------------------------------------------------------------------------------------------
Structured Notes                        x
--------------------------------------------------------------------------------------------------------
Swaps                                   x                      x           x          x          x
--------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                           EQUITY AND BALANCED PORTFOLIOS
 -----------------------------------------------------------------------------------------------------------------

                                                 Balanced                                 Mid Cap      U.S. Mid
                                    Balanced       Plus        Equity       Growth        Growth       Cap Core
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
 -----------------------------------------------------------------------------------------------------------------
 U.S. Governments                      x             x            x            x                          x
 -----------------------------------------------------------------------------------------------------------------
 Warrants                              x             x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                x             x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                 x             x
 -----------------------------------------------------------------------------------------------------------------
 Zero Coupons                          x             x            x            x                          x
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                        Multi-     Small      U.S Small
                                        Asset-      Cap          Cap        Strategic
                                        Class      Growth       Core       Small Value      Value       Value II
                                      Portfolio   Portfolio   Portfolio     Portfolio     Portfolio     Portfolio
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
 U.S. Governments                       x                         x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Warrants                               x            x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                 x            x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                  x
 -----------------------------------------------------------------------------------------------------------------
 Zero Coupons                           x                         x            x             x            x
 -----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                    Cash      U.S. Core      Core Plus    Investment Grade               Intermediate  International
                                  Reserves   Fixed Income   Fixed Income   Fixed Income      High Yield   Duration     Fixed Income
                                  Portfolio   Portfolio      Portfolio      Portfolio        Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                                       x                           x
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                   x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                                x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                                             x                               x                           x
------------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management                  x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                                x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Money Market Investing                x
------------------------------------------------------------------------------------------------------------------------------------
Municipals Management
------------------------------------------------------------------------------------------------------------------------------------
Value Investing                                   x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Agencies                              x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities               x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                      x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                      x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
CMOs                                              x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                      x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Convertibles                                      x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Corporates                            x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                                      x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Floaters                              x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                                 x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                                                                   x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                                  x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Forwards                                                         x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Futures                                           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
                                   Limited                   NY       Targeted   Advisory Foreign   Advisory Foreign   Advisory
                                   Duration   Municipal   Municipal   Duration     Fixed Income       Fixed Income     Mortgage
                                  Portfolio   Portfolio   Portfolio   Portfolio     Portfolio          Portfolio       Portfolio
                                ----------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                              x                  x
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                            x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                                         x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                              x           x           x             x
------------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                    x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Money Market Investing
------------------------------------------------------------------------------------------------------------------------------------
Municipals Management                             x           x
------------------------------------------------------------------------------------------------------------------------------------
Value Investing                       x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Agencies                              x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities               x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                           x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
CMOs                                  x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Convertibles                          x           x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Corporates                            x           x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities           x           x           x                         x                  x
------------------------------------------------------------------------------------------------------------------------------------
Floaters                              x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                  x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Equity
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                   x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Forwards                                          x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Futures                               x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                    Cash      U.S. Core      Core Plus    Investment Grade               Intermediate  International
                                  Reserves   Fixed Income   Fixed Income   Fixed Income      High Yield   Duration     Fixed Income
                                  Portfolio   Portfolio      Portfolio      Portfolio        Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------

High Yield Securities                                            x                               x                           x
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                                  x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Investment Companies                  x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Investment Funds
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                                                      x                               x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                               x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Municipals                                        x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
NY Municipals
------------------------------------------------------------------------------------------------------------------------------------
Options                                           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                   x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                 x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements         x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Rights                                                           x                               x
------------------------------------------------------------------------------------------------------------------------------------
SMBS                                              x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                    x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                                       x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Structured Investments
------------------------------------------------------------------------------------------------------------------------------------
Structured Notes                                  x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Swaps                                             x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                      x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                          x                                              x
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                            x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds                 x                          x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                          x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Limited                   NY       Targeted   Advisory Foreign   Advisory Foreign   Advisory
                                 Duration   Municipal   Municipal   Duration     Fixed Income       Fixed Income     Mortgage
                                Portfolio   Portfolio   Portfolio   Portfolio     Portfolio          Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------------------

High Yield Securities                           x           x           x             x
----------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Investment Companies                x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Investment Funds
----------------------------------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                                                             x
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                 x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Municipals                                      x           x           x             x                  x
----------------------------------------------------------------------------------------------------------------------------------
NY Municipals                                               x
----------------------------------------------------------------------------------------------------------------------------------
Options                             x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                 x           x           x             x                  x
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements       x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Rights
----------------------------------------------------------------------------------------------------------------------------------
SMBS                                x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Securities Lending                  x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Short Sales                         x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Structured Investments                                      x
----------------------------------------------------------------------------------------------------------------------------------
Structured Notes                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Swaps                               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities              x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                        x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT STRATEGIES

Asset Allocation Management: The approach of Morgan Stanley Investments LP (the "Adviser") to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's long history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: This strategy involves the Adviser's focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: The Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Cash Reserves Portfolio is designed to provide maximum stability of principal. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: As described in the prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Freddie Mac, Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax.

The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. Municipal Portfolios also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                   INVESTMENTS

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Freddie Mac, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

The market for asset-backed securities is not as developed as other markets. Accordingly, there may be a limited secondary market for such securities.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery

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

payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, except for the U.S. Core Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Cash Reserves Portfolio) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch") ). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6)   Repurchase agreements collateralized by securities listed above; and

(7) The Cash Reserves Portfolio's investments in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940 ("1940 Act").

Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do

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

the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either Equity Securities or Fixed Income Securities. They are commonly corporates or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy corporates subject to any quality constraints. If a Portfolio holds a security that is down-graded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

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

Depositary Receipts: Depositary receipts are Foreign Equity Securities, including Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include the following instruments, each of which is described in this Statement of Additional Information: CMOs, Forwards, Futures, Options, SMBS, Structured Investments, Structured Notes, and Swaps.

The Portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees ("Board").

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

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

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this Statement of Additional Information: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, and the type of collateral, if any. Some fixed income securities may have other novel features such as conversion rights. Fixed income securities include the following types of instruments, each of which is described in this Statement of Additional Information: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When-Issued Securities, Yankee and Eurodollar Obligations and Zero Coupons.

Prices of fixed income securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed-income markets. The duration and maturity of a fixed income security also affect its price volatility. These concepts are described above in Maturity and Duration Management. Generally, securities with longer maturities or durations will experience greater price volatility.

Generally, the values of fixed income securities vary inversely with changes in interest rates, so that during periods of falling interest rates the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments and call provisions also will affect the maturity and value of some fixed income securities. The occurrence of prepayments and calls generally increases in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding fixed income securities.

Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under foreign investing.

Foreign currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

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

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including depositary receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank.

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The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets worldwide.

Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to

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do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures: Futures contracts and options on futures contracts ("Futures") are Derivatives. Each Portfolio, except the Cash Reserves Portfolio, may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be

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

disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

High Yield Securities: High yield securities are Fixed Income Securities, generally corporates, preferred stocks, and convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See the Appendix for more information about fixed income security ratings. Investment grade securities that Portfolios hold may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The High Yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is

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

generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations ("inverse floaters") are Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are Equity Securities and include open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. The Portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Investment funds can include Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are Fixed Income Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the

                                       23

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U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold Investment Grade Securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security or "high grade" security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Loan Participations and Assignments: Loan participations and assignments are Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these

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securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

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All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal Government guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the

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average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting mortgage securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities ("CMBS"): CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

NY Municipals: NY Municipals are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit

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

risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes the NY Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The NY Municipal Portfolio will make significant investments in NY Municipal Bonds. The Portfolio's performance will depend in part upon the ability of the issuers of these Bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire Bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.


As expected, the World Trade Center terrorist attacks had an even more devastating impact on the New York State economy than on the national economy as a whole. The New York State Division of Budget has estimated New York State employment to have declined 0.5 percent in 2001 to be followed by an estimated decline of 0.8 percent for 2002. Wages and salaries were expected to show an increase of 2.4 percent for 2001, and a projected decline of 1.5 percent for 2002. Total State personal income, of which wages and salaries are the largest components, was projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

New York City expects total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World Trade Center to be substantial. The U.S. Congress passed emergency legislation which authorized $40 billion for disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York State, Pennsylvania and Virginia. The President has submitted a bill to Congress that would bring the total commitment of Federal disaster assistance for New York State to $21.4 billion.

On March 9, 2002, the President signed nation-wide economic stimulus legislation which included $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30% depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (the "Finance Authority") by $2.5 billion to fund costs related to or arising from the September 11 attack ("Recovery Costs"), and has authorized the Finance Authority to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

New York City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. New York City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.


                                       29

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New York City believes it is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy, any benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.


Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for New York Municipal Bonds, and as a consequence, New York Municipal Bonds are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

The Portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Portfolios will follow the coverage requirements as described in the preceding paragraph.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Cash Reserves, U.S. Core Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which Portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

The Portfolios may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

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The Portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity Securities and Fixed Income Securities. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase preferred stocks.

Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Fund's Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks: Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of

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

the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.

Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase Structured Investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the Portfolios, except the Cash Reserves Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments: The term "U.S. Government securities" ("U.S. Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government, on which the payment of principal and interest is backed by the full faith and credit of the U.S. Government. For example, U.S. Treasury securities are backed by the "full faith and credit" of the U.S.

Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When, as and if issued securities: The Portfolios may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio, except the U.S. Core Fixed Income Portfolio, may invest in Eurobond and Yankee obligations, which are Fixed Income Securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Cash Reserves Portfolio will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons: Zero coupon bonds are Fixed Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1)   invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending Portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;


(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the International Fixed Income, Advisory Foreign Fixed Income or the Advisory Foreign Fixed Income II Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);


(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage Portfolio will concentrate in mortgage-backed securities.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)   in the case of any equity or balanced Portfolio

      (a) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

      (b)   write put or call options except to the extent described above in
            (a);

(2) in the case of any fixed income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

                               PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, you must pay for shares of the Cash Reserves Portfolio with Federal Funds (monies credited to the Portfolio's Custodian by a Federal Reserve Bank). Payment for shares of the other Portfolios need not be converted into Federal Funds before acceptance by the Fund.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                        TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                              SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Shareholder Services Group at the address noted above. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

Equity securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day of valuation. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Equity securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of the foreign currencies against U.S. dollars. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. NAV includes interest on bonds and other fixed income securities which are accrued daily. Bonds and other fixed income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market.

However, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.

Cash Reserves Portfolio: For the purpose of calculating the Cash Reserves Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over 1/2 of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.

                             MANAGEMENT OF THE FUND

Trustees' Responsibilities

The Trustees supervise the Trust's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Trust.


Officers and Trustees

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. Trustees and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by the Adviser or its affiliates.

Two Trustees ("Interested Trustees") and all of the officers of the Fund are directors, officers or employees of the Fund's Adviser, distributor or administrator. The other Trustees have no affiliation with the Fund's Adviser, distributor or administrator and are not "Interested Persons" as defined under
Section 2(a)(19) of the 1940 Act (the "Independent Trustees").

INDEPENDENT TRUSTEES:

The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below.

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
John D. Barrett II (67)       Trustee      Trustee       Chairman, Director,   90         Director of
Barrett Associates, Inc.                   since May     and Chief Executive              the Ashforth
565 Fifth Avenue                           1995*         Officer of Barrett               Company (real
New York, NY  10017                                      Associates, Inc.                 estate).
                                                         (investment advisory
                                                         firm); Chairman, and
                                                         Director Emeritas of
                                                         the Barrett Growth
                                                         Fund; Limited
                                                         Partner, Long Meadow
                                                         Holdings, LP.;
                                                         Limited Partner,
                                                         Barrett Capital
                                                         Growth Partners, LP.
----------------------------------------------------------------------------------------------------------

_______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity (61)        Trustee      Trustee       Professor of          90         Director of
Wharton School                             since         Management, and                  Sunoco (oil
University of Pennsylvania                 October 2001  formerly Dean,                   refining),
Philadelphia, PA  19104-6370                             Wharton School of                Fannie Mae
                                                         Business, University             (mortgage
                                                         of Pennsylvania;                 finance), CVS
                                                         formerly Director of             Corporation
                                                         IKON Office                      (retail
                                                         Solutions, Inc.                  pharmacy),
                                                         (office equipment),              Knight-Ridder,
                                                         Fiserv (financial                Inc. and
                                                         services), Digital               Internet
                                                         Equipment                        Capital Group
                                                         Corporation                      (newspapers).
                                                         (computer
                                                         equipment), ICG
                                                         Commerce, Inc.
                                                         (internet commerce),
                                                         Investor Force
                                                         Holdings, Inc.
                                                         (institutional
                                                         investment
                                                         information
                                                         services) and Union
                                                         Carbide Corporation
                                                         (chemicals).
----------------------------------------------------------------------------------------------------------
Gerard E. Jones (66)          Trustee      Trustee       Of Counsel, Shipman   92         Director of
Shipman & Goodwin LLP                      since         & Goodwin LLP (law               Tractor Supply
43 Arch Street                             September     firm).                           Company,
Greenwich, CT  06830                       1988                                           Tiffany
                                                                                          Foundation and
                                                                                          Fairfield
                                                                                          County
                                                                                          Foundation.
----------------------------------------------------------------------------------------------------------

_________________
*     Each Trustee serves an indefinite term, until his or her successor is elected.
**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
Joseph J. Kearns (60)         Trustee      Trustee       Investment            90         Director of
6287 Via Escondido                         since         consultant; formerly             Electro Rent
Malibu, CA  90265                          October 2001  CFO of the J. Paul               Corporation
                                                         Getty Trust.                     (equipment
                                                                                          leasing) and
                                                                                          The Ford
                                                                                          Family
                                                                                          Foundation.
----------------------------------------------------------------------------------------------------------

Vincent R. McLean (71)        Trustee      Trustee       Formerly Executive    90         Director of
702 Shackamaxon Dr.                        since         Vice President,                  Legal and
Westfield, NJ  07090                       October 2001  Chief Financial                  General
                                                         Officer, Director                America Inc.
                                                         and Member of the                (insurance),
                                                         Executive Committee              Banner Life
                                                         of Sperry                        Insurance Co.
                                                         Corporation (now                 and William
                                                         part of Unisys                   Penn Life
                                                         Corporation).                    Insurance
                                                                                          Company of New
                                                                                          York.
----------------------------------------------------------------------------------------------------------

C. Oscar Morong, Jr. (67)     Trustee      Trustee       Managing Director of  90         None
1385 Outlook Drive West                    since         Morong Capital
Mountainside, NJ  07092                    October 2001  Management; formerly
                                                         Senior Vice
                                                         President and
                                                         Investment Manager
                                                         for CREF, TIAA-CREF
                                                         Investment
                                                         Management, Inc.;
                                                         formerly Director of
                                                         the Indonesia Fund,
                                                         the Landmark Funds
                                                         and the Ministers
                                                         and Missionaries
                                                         Benefit Board of
                                                         American Baptist
                                                         Churches.
----------------------------------------------------------------------------------------------------------

_______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
William G. Morton, Jr. (65)   Trustee      Trustee       Formerly Chief        90         Director of
100 Franklin Street                        since         Executive Officer of             Radio Shack
Boston, MA  02110                          February 2000 Boston Stock                     Corporation
                                                         Exchange, Formerly               (electronics),
                                                         Chairman and Chief               Director of
                                                         Executive Officer of             the Griswold
                                                         Boston Stock                     Company
                                                         Exchange.                        (securities
                                                                                          brokerage).
----------------------------------------------------------------------------------------------------------

Michael E. Nugent (66)        Trustee      Trustee       General Partner of    213        Director of
c/o Triumph Capital, L.P.                  since July    Triumph Capital,                 various
237 Park Avenue                            2001          L.P., (a private                 business
New York, NY  10017                                      investment                       organizations.
                                                         partnership);
                                                         formerly Vice
                                                         President, Bankers
                                                         Trust Company and BT
                                                         Capital Corporation;
                                                         Director or Trustee of
                                                         the Morgan Stanley
                                                         Funds and TCW/DW
                                                         Term Trust.
----------------------------------------------------------------------------------------------------------

Fergus Reid (69)              Trustee      Trustee since Chairman and Chief    92         Trustee and
85 Charles Colman Blvd.                    May 1995      Executive Officer of             Director of
Pawling, NY  12564                                       Lumelite Plastics                approximately
                                                         Corporation.                     30 investment
                                                                                          companies in
                                                                                          the JPMorgan
                                                                                          Funds complex
                                                                                          managed by JP
                                                                                          Morgan
                                                                                          Investment
                                                                                          Management Inc.
----------------------------------------------------------------------------------------------------------

___________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

INTERESTED TRUSTEES:

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

------------------------------------------------------------------------------------------------------------

                                                                                 Number of
                                                                                 Portfolios
                                                                                 in           Other
                           Position(s)  Term of Office                           Fund Complex Directorships
Name, Age and Address of   Held with    and Length of   Principal Occupation(s)  Overseen by  Held by
Independent Trustee        Registrant   Time Served*    During Past 5 Years      Trustee**    Trustee
------------------------------------------------------------------------------------------------------------
Ronald E. Robison (64)     President    President       Chief Global Operations  93           None
1221 Avenue of the         and Trustee  (since March    Officer and Managing
Americas                                2001) Trustee   Director of Morgan
New York, NY  10020                     since October   Stanley Investment
                                        2001            Management Inc;
                                                        Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Managing
                                                        Director, Chief
                                                        Administrative Officer
                                                        and Director (since
                                                        February 1999) of
                                                        Morgan Stanley
                                                        Investment Advisors Inc.
                                                        and Morgan Stanley
                                                        Services Inc. and Chief
                                                        Executive Officer and
                                                        Director of Morgan
                                                        Stanley Trust; formerly,
                                                        Managing Director and
                                                        Chief Operating Officer
                                                        of TCW Investment
                                                        Management Company; and
                                                        Managing Director of
                                                        The Trust Company of
                                                        the West.
------------------------------------------------------------------------------------------------------------

Barton M. Biggs (69)       Chairman of  Trustee since   Chairman, Director and   93           None
1221 Avenue of the         the Board    May 1995        Managing Director of
Americas                   of Trustees                  Morgan Stanley
New York, NY  10020        and Trustee                  Investment Management
                                                        Inc. and Chairman and
                                                        Director of Morgan
                                                        Stanley Investment
                                                        Management Limited;
                                                        Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Member of
                                                        the Yale Development
                                                        Board.
------------------------------------------------------------------------------------------------------------

______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

OFFICERS:

----------------------------------------------------------------------------------------------------------

                                 Position(s)
Name, Age and Address of         Held with                                Principal Occupation(s) During
Executive Officer                Registrant        Length of Time Served  Past 5 Years
----------------------------------------------------------------------------------------------------------
James Garrett (34)               Treasurer         Treasurer since        Executive Director of Morgan
Morgan Stanley                                     February 2002          Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management;  Treasurer of
New York, NY  10020                                                       various U.S. registered
                                                                          investment companies managed
                                                                          by Morgan Stanley Investment
                                                                          Management Inc.; Previously
                                                                          with Price Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).
----------------------------------------------------------------------------------------------------------

Stefanie V. Chang (36)           Vice President    Vice President since   Executive Director of Morgan
Morgan Stanley                                     1997                   Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management Inc; and Vice
New York, NY  10020                                                       President of various funds in
                                                                          the Fund Complex and Assistant
                                                                          Secretary of various funds in the
                                                                          Fund Complex; formerly,
                                                                          practiced law with the New
                                                                          York law firm of Rogers &
                                                                          Wells (now Clifford Chance
                                                                          Rogers & Wells).
----------------------------------------------------------------------------------------------------------

Mary E. Mullin (35)              Secretary         Secretary since 1999   Vice President of Morgan
Morgan Stanley                                                            Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management Inc; Secretary of
New York, NY  10020                                                       various funds in the Fund
                                                                          Complex; formerly, practiced
                                                                          law with the New York law firms
                                                                          of McDermott, Will & Emery and
                                                                          Skadden, Arps, Slate, Meagher
                                                                          & Flom LLP.
----------------------------------------------------------------------------------------------------------

Belinda A. Brady (35)            Assistant         Assistant Treasurer    Fund Administration Senior
J.P. Morgan Investor Services    Treasurer         since 2001             Manager, J.P. Morgan Investor
Co.                                                                       Services Co. (formerly Chase
73 Tremont Street                                                         Global Funds Services
Boston, MA  02108-3913                                                    Company); and Assistant
                                                                          Treasurer of various funds in
                                                                          the Fund Complex; formerly,
                                                                          Senior Auditor at Price
                                                                          Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).
----------------------------------------------------------------------------------------------------------

Lorraine Truten (40)             Vice President    Vice President since   Executive Director of Morgan
One Tower Bridge                                   2001                   Stanley Investment Management
100 Front Street, Suite 1100                                              Inc.; President, Morgan
West Conshohocken, PA                                                     Stanley Distribution Inc.;
19428-2881                                                                formerly President of Morgan
                                                                          Stanley Institutional Fund
                                                                          Trust; Vice President of
                                                                          various funds in the Fund
                                                                          Complex.
----------------------------------------------------------------------------------------------------------

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

-----------------------------------------------------------------------------------------------------------
                                                       Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity        Registered Investment Companies Overseen by
                           Securities in the Fund (As   Trustee in Family of Investment Companies (As of
     Name of Trustee         of December 31, 2002)*                   December 31, 2002)**
-----------------------------------------------------------------------------------------------------------
John D. Barrett II                     $0                                 Over $100,000
-----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity                      $0                               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Gerard E. Jones                        $0                                      $0
-----------------------------------------------------------------------------------------------------------
Joseph J. Kearns                $10,001 - $50,000                       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Vincent R. McLean                 $1 - $10,000                            $1 - $10,000
-----------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.            $10,001 - $50,000                       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
William G. Morton, Jr.                 $0                              $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------
Michael E. Nugent                      $0                                $10,000-$50,000
-----------------------------------------------------------------------------------------------------------
Fergus Reid                            $0                                 Over $100,000
-----------------------------------------------------------------------------------------------------------
Ronald E. Robison                      $0                                      $0
-----------------------------------------------------------------------------------------------------------
Barton M. Biggs                   Over $100,000                           Over $100,000
-----------------------------------------------------------------------------------------------------------

_______________

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

**    Family of Investment Companies includes all funds advised by Morgan
Stanley Investment Management Inc. (including but not limited to Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc., the Universal Institutional Funds, Inc. and various close-end funds advised by Morgan Stanley Investment Management, Inc.)

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of January 15, 2003, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio the Fund.

Committees

The Board of Trustees of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Trustees who are not "interested persons" ("Interested Trustees") as defined under the Investment Company Act of 1940, as amended, of the Fund ("Independent Trustees"). Currently, the Audit Committee is composed of Messrs. Jones, Barrett, Kearns, McLean and Morong. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accounts and reviews with the independent accounts the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures or when adjustments to the price become necessary due to events that occur subsequent to the close of trading on a foreign market. The Valuation Committee may consist of one or more Independent Trustees.

The Nominating and Compensation Committee of the Board currently consists of Messrs. Gerrity, Morton, Nugent and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund. The committee will not consider nominees recommended by securities holders.

During the Fund's fiscal year ended September 30, 2002, there were three meetings of the Audit Committee, no meetings of the Valuation Committee, and one meeting of the Nominating and Compensation Committee.

Compensation of Trustees and Officers

The Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management or Morgan Stanley Investments LP for which a Trustee serves as director or trustee, pays each Independent Trustee an annual retainer fee of $75,000, as well as the following additional amounts to Trustees for performing certain services for all of the funds in the Fund Group; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. For the fiscal year ended September 30, 2002, the Fund paid approximately $38,000 in Trustees' fees and expenses. Trustees who are also officers or affiliated persons receive no remuneration from the Fund for their services as Trustees. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.

The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Trustee. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and the Fund Complex for the fiscal year ended September 30, 2002.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------
Name of Person                        Aggregate Compensation from         Total Compensation from Fund and
                                               Fund /(4)/                 Fund Complex Payable to Trustees
----------------------------------------------------------------------------------------------------------
Barton M. Biggs*                               $   0                               $   0
----------------------------------------------------------------------------------------------------------
John D. Barrett II/6/                           52,612.00                           89,500.00
----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity/1, 5/                         50,810.00                           86,462.00
----------------------------------------------------------------------------------------------------------
Gerard E. Jones/6/                              53,682.00                           93,500.00
----------------------------------------------------------------------------------------------------------
Joseph J. Kearns/1, 6/                          54,236.00                           92,462.00
----------------------------------------------------------------------------------------------------------
Vincent R. McLean/1, 6/                         51,379.00                           87,462.00
----------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr./1, 6/                      51,379.00                           87,462.00
----------------------------------------------------------------------------------------------------------
William G. Morton, Jr./2, 5/                    52,026.00                           88,500.00
----------------------------------------------------------------------------------------------------------
Michael Nugent/3, 5/                            52,612.00                           89,500.00
----------------------------------------------------------------------------------------------------------
Fergus Reid/4, 5/                               55,176.00                           94,500.00
----------------------------------------------------------------------------------------------------------
Ronald E. Robison/*1/                              0                                   0
----------------------------------------------------------------------------------------------------------

(*)    Trustees Biggs and Robison are deemed to be "interested persons" of the
Fund as that term is defined in the 1940 Act.

/(1)/ Messrs. Gerrity, Kearns, McLean, Morong and Robison were elected to the Board by shareholders of the Fund on October 11, 2001.
/(2)/  Mr. Morton was appointed to the Board on February 17, 2000.
/(3)/  Mr. Nugent was appointed to the Board on July 9, 2001.
/(4)/ Includes amounts deferred at the election of Trustees under the Deferred Compensation Plan.
/(5)/ Member of Nominating/Compensation Committee of the Board of Trustees of the Fund.
/(6)/  Member of the Audit Committee of the Board of Trustees of the Fund.


                               INVESTMENT ADVISER


The Investment Adviser to the Fund, Morgan Stanley Investments LP (formerly "Miller Andersen & Sherrerd, LP"), is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"), and is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM"). The Adviser is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, the Adviser, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.


Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIA, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves

Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund (except for the Cash Reserves Portfolio). In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


--------------------------------------------------------------------------------
Portfolio                                              Rate (%)

--------------------------------------------------------------------------------
Equity Portfolio                                       0.50
--------------------------------------------------------------------------------
Growth Portfolio                                       Unfunded
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                               0.50
--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                            0.75
--------------------------------------------------------------------------------
Small Cap Growth Portfolio                             1.00
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                          0.75
--------------------------------------------------------------------------------
Strategic Small Value Portfolio                        1.00
--------------------------------------------------------------------------------
Value Portfolio                                        0.50
--------------------------------------------------------------------------------
Value II Portfolio                                     Unfunded
--------------------------------------------------------------------------------
Cash Reserves Portfolio                                0.25
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                       0.375
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                       0.375
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
High Yield Portfolio                                   0.45
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                        0.375
--------------------------------------------------------------------------------
International Fixed Income Portfolio                   0.375
--------------------------------------------------------------------------------
Limited Duration Portfolio                             0.30
--------------------------------------------------------------------------------
Municipal Portfolio                                    0.375
--------------------------------------------------------------------------------
New York Municipal Portfolio                           Unfunded
--------------------------------------------------------------------------------
Targeted Duration Portfolio                            Unfunded
--------------------------------------------------------------------------------
Balanced Portfolio                                     0.45
--------------------------------------------------------------------------------
Balanced Plus Portfolio                                Unfunded
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                            0.65
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio             0.375
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                            0.375
--------------------------------------------------------------------------------

In cases where a shareholder of any of the Portfolios (other than the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios) has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Morgan Stanley Investments LP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Institutional Class of the Cash Reserves, U.S. Core Fixed Income, Municipal, Multi-Asset-Class, Small Cap Growth, Strategic Small Value, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.32%, 0.50%, 0.50%, 0.78%, 1.15%, 1.15%, 0.15%, 0.15% and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Investment Class of the Small Cap Growth, Cash Reserves and Multi-Asset-Class Portfolios from exceeding 1.30%, 0.47% and 0.93% of their average daily net assets, respectively, and for the Adviser Class of the Small Cap Growth, U.S. Core Fixed Income and Multi-Asset-Class Portfolios from exceeding 1.40%, 0.75% and 1.03% of their average daily net assets, respectively.

For the fiscal years ended September 30, 2000, 2001 and 2002 the Fund paid the following advisory fees:

------------------------------------------------------------------------------------------------------
                                                Advisory Fees Paid           Advisory Fees Waived
------------------------------------------------------------------------------------------------------
Portfolio                                     2000      2001      2002      2000      2001      2002
                                             (000)     (000)     (000)     (000)     (000)     (000)
------------------------------------------------------------------------------------------------------
Equity Portfolio                            $ 3,433   $ 2,736   $ 1,544    $    0    $    0    $    0
------------------------------------------------------------------------------------------------------
Growth Portfolio                                  *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                     11,237    12,210     7,457         0         0         0
------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                   8,821    11,145     9,611         0         0         0
------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    3,628     2,932     1,548         0         0        79
------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                 9,073     9,480     7,720         0         0         0
------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                   0         0         5         5        27        78
------------------------------------------------------------------------------------------------------
Value Portfolio                               5,261     7,763     7,395         0         0         0
------------------------------------------------------------------------------------------------------
Value II Portfolio                                *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                         246       239       264        66        68        98
------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                642       684       848        22         0        79
------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio             16,928    16,184    15,665         0         0         0
------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio       1,276     1,079     1,408         0         0         0
------------------------------------------------------------------------------------------------------
High Yield Portfolio                          4,536     4,145     2,712         0         0         0
------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                 217       285       385         0         0         0
------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio            435       351       304         0         0         0
------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                      485       572       888         0         0         0
------------------------------------------------------------------------------------------------------
Municipal Portfolio                             465       499       691        12        17        36
------------------------------------------------------------------------------------------------------
New York Municipal Portfolio                      *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                       *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Balanced Portfolio                            1,809     2,225     1,969         0         0         0
------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                           *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                   1,013       972       532        44        60       130
------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           0         0         0        47       574       614
------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                  0         0         0         2       132       177
Portfolio
------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       0         0         0    28,776    26,365    27,615
------------------------------------------------------------------------------------------------------


* Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

Approval of the Advisory Agreements

In approving the investment advisory agreements, and the sub-advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Adviser and the sub-advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the sub-advisers' expenses in providing the services, the profitability of the Adviser and the sub-advisers and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-advisers and the financial strength of the Adviser and the sub-advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment that approval of the investment advisory agreement (and the sub-advisory agreement respecting the Cash Reserves Portfolio) were in the best interests of each Portfolio and its shareholders.


                              PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio will pay to the Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2002, the Balanced, Cash Reserves, Core Plus Fixed Income, High Yield, Intermediate Duration, U.S. Mid Cap Core, Multi-Asset-Class, and Value Portfolios paid $9,000, $7,000, $116,000, $13,000, $70,000, $70,000, $6,000, and $36,000, respectively, to compensate the Distributor under this Shareholder Service Agreement.


                             DISTRIBUTION OF SHARES


The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 2002, the Balanced, Core Plus Fixed Income, Equity, High Yield, Investment Grade Fixed Income, Mid Cap Growth, U.S. Mid Cap Core, Small Cap Growth, U.S. Small Cap Core, U. S. Core Fixed Income, and Value Portfolios paid $153,000, $456,000, $2,000, $246,000, $1,000,
$1,541,000, $350,000, $6,000, $174,000, $15,000, and $2,116,000, respectively, in distribution fees pursuant to the Distribution Plan. Other than $188,193 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.


                               FUND ADMINISTRATION

Morgan Stanley Investments LP also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, Morgan Stanley Investments LP receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. J.P. Morgan Investor Services Company, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.


For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund paid the following administrative fees (no administrative fees were waived):


------------------------------------------------------------------------------------------------------------
                                                                          Administrative Fees Paid
----------------------------------------------------------------------------------------------------------
Portfolio                                                             2000          2001         2002
                                                                     (000)         (000)        (000)
----------------------------------------------------------------------------------------------------------
Equity Portfolio                                                        $   549     $    438      $   289
----------------------------------------------------------------------------------------------------------
Growth Portfolio                                                              *            *            *
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                                  1,795        1,954        1,249
----------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                                 941        1,188        1,156
----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                                  290          235          151
----------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                               968        1,010          937
----------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                                               1            2            7
----------------------------------------------------------------------------------------------------------
Value Portfolio                                                             842        1,242        1,318
----------------------------------------------------------------------------------------------------------
Value II Portfolio                                                            *            *            *
----------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                                     100           99          121
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                            142          146          212
----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                          3,611        3,453        3,660
----------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                                     272          230          323
----------------------------------------------------------------------------------------------------------
High Yield Portfolio                                                        806          737          504
----------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                                              46           61           87
----------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                                         93           75           69
----------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                                  129          153          240
----------------------------------------------------------------------------------------------------------
Municipal Portfolio                                                         102          110          155
----------------------------------------------------------------------------------------------------------
NY Municipal Portfolio                                                        *            *            *
----------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                                                   *            *            *
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                                                          321          396          370
----------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                                                       *            *            *
----------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                 130          129           85
----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                                      10          122          137
----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                                    1           28           39
----------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                               6,139        5,625        6,399
----------------------------------------------------------------------------------------------------------


*      Not in operation during the period.

                             OTHER SERVICE PROVIDERS

Custodian. J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245 serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Auditors. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.


Fund Counsel. Mayer, Brown, Rowe & Maw, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.


                                   LITIGATION

The Fund is not involved in any litigation.

                             BROKERAGE TRANSACTIONS

Portfolio Transactions

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As an indirect subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under its investment advisory agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid


For the fiscal years ended September 30, 2000, 2001, and 2002 the Fund paid brokerage commissions of approximately $45,305,271, $44,245,683 and $28,092,637 respectively. For the fiscal years ended September 30, 2000, 2001, and 2002, the Fund paid in the aggregate, $591,402, $99,489 and $301,000 respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), an affiliated broker-dealer, which represented 1.31%, 0.22% and 1.07% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended September 30, 2000, 2001, and 2002, the Fund did not pay any brokerage commissions to Morgan Stanley DW Inc. ("DW"), an affiliated broker-dealer.

For the fiscal year ended September 30, 2002, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

--------------------------------------------------------------------------------
                      Fiscal Year Ended September 30, 2002
--------------------------------------------------------------------------------
                                               Percent of Total
Portfolio                   Total              Commissions to
                             ($)               Morgan Stanley & Co
--------------------------------------------------------------------------------
Equity                           1,052,735                                6.65%
--------------------------------------------------------------------------------
Growth                                   *                                    *
--------------------------------------------------------------------------------
Mid Cap Growth                   9,409,699                                0.90%
--------------------------------------------------------------------------------
U.S. Mid Cap Core                6,837,935                                0.54%
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                            Fiscal Year Ended September 30, 2002
--------------------------------------------------------------------------------
                                                           Percent of Total
Portfolio                         Total                      Commissions to
                                   ($)                    Morgan Stanley & Co
--------------------------------------------------------------------------------
Small Cap Growth                         1,273,592                         0.86%
-------------------------------------------------------------------------- -----
U.S. Small Cap Core                      4,480,554                         0.40%
--------------------------------------------------------------------------------
Strategic Small Value                       76,657                         0.00%
--------------------------------------------------------------------------------
Value                                    2,048,064                         3.91%
--------------------------------------------------------------------------------
Value II                                         *                             *
--------------------------------------------------------------------------------
Cash Reserves                                  N/A                           N/A
--------------------------------------------------------------------------------
U.S. Core Fixed Income                      34,540                         0.00%
--------------------------------------------------------------------------------
Core Plus Fixed Income                     563,138                         0.00%
--------------------------------------------------------------------------------
Investment Grade Fixed Income               58,384                         0.00%
--------------------------------------------------------------------------------
High Yield                                  26,216                         0.00%
--------------------------------------------------------------------------------
Intermediate Duration                       28,334                         0.00%
--------------------------------------------------------------------------------
International Fixed Income                   2,553                         0.00%
--------------------------------------------------------------------------------
Limited Duration                            59,779                         0.00%
--------------------------------------------------------------------------------
Municipal                                   58,039                         0.00%
--------------------------------------------------------------------------------
NY Municipal                                     *                             *
--------------------------------------------------------------------------------
Targeted Duration                                *                             *
--------------------------------------------------------------------------------
Balanced                                   983,822                         0.00%
--------------------------------------------------------------------------------
Balanced Plus                                    *                             *
--------------------------------------------------------------------------------
Multi-Asset-Class                          218,188                         0.00%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income                    0                         0.00%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                 0                         0.00%
--------------------------------------------------------------------------------
Advisory Mortgage                          880,408                         0.00%
--------------------------------------------------------------------------------

N/A -- Not Applicable
*Not operational during period

                               GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights


The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-six Portfolios (five of which are not operational).


The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the Portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the Portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                               TAX CONSIDERATIONS


Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.


Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record in such month.


Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on
Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding currently at a rate of 30% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them;
(iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal and NY Municipal Portfolios: Each of the Municipal and NY Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                         PRINCIPAL HOLDERS OF SECURITIES


As of January 15, 2003, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      KAISER PERMANENTE                   56,064.268                 29.6%
INCOME II                   RETIREMENT PLANS
                            DEFINED BENEFIT
                            ATTN VIVIAN HEATH
                            1 KAISER PLAZA OLDSWAY BLDG
                            OAKLAND CA 94612-3610

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      HERSHEY TRUST COMPANY ATTN          18,985.658                 10.0%
INCOME II                   JANE BITTERMAN
                            MILTON HERSHEY SCHOOL -
                            PRINCIPAL
                            PO BOX 445
                            100 MANSION RD EAST
                            HERSHEY PA 17033-0445

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      THE JOHNS HOPKINS UNIVERSITY        17,872.740                 9.5%
INCOME II                   303 GARLAND HALL
                            3400 NORTH CHARLES ST
                            BALTIMORE MD 21218

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      MR STEVE GALLAS                     15,665.211                 8.3%
INCOME II                   NISOURCE INC MASTER
                            RETIREMENT TRUST
                            801 E 86TH AVE
                            MERRILLVILLE IN 46410

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      SUNOCO INC RETIREMENT PLAN          11,193.563                 5.9%
INCOME II                   TRUST
                            TEN PENN CENTER
                            TRUST INVESTMENTS
                            ATTN MARLENE P FORRETER
                            1801 MARKET ST
                            PHILADELPHIA PA 19103-2924

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            MONSANTO COMPANY                     9,653.503                  5.1%
FIXED INCOME II             DEFINED CONTRIBUTION
                            OWNERSHIP TRUST
                            ATTN GARY STENTZ
                            800 N LINDBERGH BLVD E
                            BLDG
                            ST LOUIS MO 63167

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      CHASE MANHATTAN BANK                 9,596.325                 5.1%
INCOME II                   AS CUSTODIAN FBO
                            SMITHSONIAN INSTITUTION
                            ATTN HAZEL DRINKARD
                            4 NEW YORK PLZ 4/TH/ FLR
                            NEW YORK NY 10004

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            BOST & CO A/C LCRF0391002          342,697.366                13.2%
FIXED INCOME II             MUTUAL FUND
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            NORTHERN TRUST                     283,260.960                10.9%
FIXED INCOME II             COMPANY TRUSTEE FBO
                            FORD MOTOR COMPANY
                            A/C 22-01854
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            MINNESOTA STATE BOARD              205,489.519                 7.9%
FIXED INCOME II             OF INVESTMENTS
                            MGR FIXED INCOME
                            INVESTMENTS
                            ATTN JASON MATZ
                            SUITE 105 MEA BLDG
                            55 SHERBURNE AVE
                            ST PAUL MN 55155

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            STATE STREET BANK AS               204,605.453                 7.9%
FIXED INCOME II             TTEE
                            MAS FIXED INCOME
                            ACCOUNT
                            FBO PACIFIC GAS &
                            ELECTRIC
                            ATTN ARTHUR BARNES
                            1776 HERITAGE DR
                            NORTH QUINCY MA 02171

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            THE BOSTON CO                     55,401,076.967               7.7%
                             FBO LACERA A/C LCRF0391002
                             ATTN MUTUAL FUND OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            NORTHERN TRUST COMPANY            50,331,849.393                7.0%
                             TRUSTEE FBO
                             FORD MOTOR COMPANY A/C
                             22-01854
                             PO BOX 92956
                             CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            PACIFIC GAS & ELECTRIC            41,307,766.907                5.7%
                             COMPANY
                             PO BOX 770000
                             ATTN CAROLYN MARGIOTTI
                             MAIL CODE B24K
                             SAN FRANCISCO CA 94177

---------------------------------------------------------------------------------------------------
BALANCED                     SOUTHWEST AIRLINES CO 401K         9,157,796.096               34.7%
                             PLAN C/O
                             STATE STREET BANK ATTN
                             KAREN ALBRIGHT
                             105 ROSEMONT RD
                             WESTWOOD MA 02090-2318

---------------------------------------------------------------------------------------------------
BALANCED                     NORTHERN TRUST CO AS TTEE          7,741,486.465               29.3%
                             MASTER TRUST A/C 22-45889
                             FBO ALLIANZ DEFINED CONT
                             PLAN
                             PO BOX 92956
                             CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
BALANCED                     SOUTHWEST AIRLINE CO PROFIT        2,991,734.800               11.3%
                             SHARING C/O
                             STATE STREET BANK ATTN
                             KAREN ALBRIGHT
                             105 ROSEMONT RD
                             WESTWOOD MA 02090

---------------------------------------------------------------------------------------------------
BALANCED                     MITRA & CO                           566,055.546               99.2%
                             ATTN EXP FUNDS
                             1000 N WATER STREET
                             MILWAUKEE WI 53202-6648

-------------------------------------------------------------------------------- ------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
CASH RESERVES                MAC & CO A/C MSWF1000302          40,975,182.240               35.1%
                             MUTUAL FUNDS OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
CASH RESERVES                SHARON HOSPITAL PENSION FUND      21,191,943.210               18.1%
                             50 HOSPITAL HILL ROAD
                             ATTN  DANIEL G  DOMBAL
                             VP  FISCAL SERVICES
                             SHARON CT 06069

---------------------------------------------------------------------------------------------------
CASH RESERVES                DEUTSCHE BANK TRUST COMPANY       13,938,581.170               11.9%
                             AMERICAS
                             FBO CNMC MILLER ANDERSON &
                             SHERRERD
                             PO BOX 9014 CHURCH STREET
                             STATION
                             NEW YORK NY 10008

---------------------------------------------------------------------------------------------------
CASH RESERVES                ELLEN KURTZMAN                    5,850,558.800                5.0%
                             1243 BOBARN DR
                             PENN VALLEY PA 19072

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME       MAC & CO A/C MSWF1000302          46,468,460.388               14.4%
                             MUTUAL FUNDS OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
EQUITY                       MORGAN STANLEY DW INC.             6,289,910.694                26.1%
                             825 THIRD AVENUE
                             NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
EQUITY                       APRF1745742                        1,590,588.470                6.6%
                             P O BOX 3198
                             FBO WEST PENN POWER
                             MUTUAL FUND OPERATIONS
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
EQUITY                      FIDELITY INVESTMENTS              1,218,189.487                 5.1%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
HIGH YIELD                  MAC & CO A/C MSWF4000132         10,592,764.220                14.4%
                            MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
HIGH YIELD                  MORGAN STANLEY DW INC.            7,641,396.292                 10.4%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022
---------------------------------------------------------------------------------------------------
HIGH YIELD                  CHARLES SCHWAB & CO               6,637,714.375                  9.0%
                            INC
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY
                            ACCOUNT FOR THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
HIGH YIELD                  WESTERN METAL                     3,781,305.371                  5.1%
                            INDUSTRY
                            ATTN ERIC JESIONOWSKI
                            C/O MILLER ANDERSON &
                            SHERRERD
                            ONE TOWER BRIDGE
                            WEST CONSHOHOCKEN PA 19428

---------------------------------------------------------------------------------------------------
INTERMEDIATE                UNION BANK OF                     1,798,998.366                 26.8%
DURATION                    CALIFORNIA TR NOMINEE
                            HEALTH & WELFARE FUND
                            FBO LOS ANGELES HOTEL
                            RESTAURANT
                            610001264 00
                            PO BOX 85484
                            SAN DIEGO CA 92186

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
INTERMEDIATE                TRUST FOR CIVIL SOCIETY          1,326,172.247                 19.7%
DURATION                    IN CENTRAL & EASTERN
                            EUROPE
                            ATTN MARIANNE
                            GINSBURG
                            11 DUPONT CIRLCE NW
                            SUITE 750
                            WASHINGTON DC 20036

---------------------------------------------------------------------------------------------------
INTERMEDIATE                BOSTON SAFE DEPOSIT AND            945,843.962                 14.1%
DURATION                    TRUST CO AS
                            TRUSTEE OF SCOVILL INC
                            ATTN JAMES WENSTROM
                            135 SANTILLI HWY
                            EVERETT MA 02149

---------------------------------------------------------------------------------------------------
INTERMEDIATE                MORGAN STANLEY DW INC.             663,696.473                  9.9%
DURATION                    825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
INTERMEDIATE                STRATEGIC ADVISER FUND             504,392.273                  7.5%
DURATION                    INC
                            MODERATE
                            73 TREMONT ST
                            BOSTON MA 02108

---------------------------------------------------------------------------------------------------
INTERMEDIATE                MORGAN STANLEY CO FBO              485,026.729                  7.2%
DURATION                    CHASE CUSTODIAN
                            JAMES B COWPERTHWAIT
                            IRA ROLLOVER
                            50 FAIRFIELD ROAD
                            GREENWICH CT 06830

---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED         MORGAN STANLEY DW INC.           5,034,395.850                 47.1%
INCOME                      825 THIRD AVENUE
                            NEW YORK, NY 10022

--------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED         CHARLES SCHWAB & CO              2,207,822.418                 20.7%
INCOME                      INC
                            SPECIAL CUSTODY
                            ACCOUNT FBO CUSTOMERS
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES          % OF CLASS
---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME  WESTERN METAL INDUSTRY             2,105,938.048               19.7%
                            PENSION FUND
                            ATTN ERIC JESIONOWSKI
                            C/O MILLER ANDERSON &
                            SHERRERD
                            ONE TOWER BRIDGE
                            WEST CONSHOHOCKEN PA 19428

---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME  WENDEL & CO 202645                   579,956.649                5.4%
                            C/O THE BANK OF NEW YORK
                            MUTUAL FUND/REORG DEPT
                            P.O. BOX 1066
                            WALL STREET STATION
                            NEW YORK NY 10268
---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MAC &CO A/C MSWF4000052           11,009,540.024               21.7%
INCOME                      MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MORGAN STANLEY DW INC.             5,765,355.675               11.4%
INCOME                      825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      HUBCO                              4,432,256.662                8.7%
INCOME                      C O REGIONS FINANCIAL CORP
                            PO BOX 830688
                            BIRMINGHAM AL 35283-0688

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MERCANTILE SAFE DEPOSIT &          3,212,004.992                6.3%
INCOME                      TRUST
                            COMPANY TRUSTEE FOR JHU
                            PENSION 2750
                            ATTN MUTUAL FUNDS
                            766 OLD HAMMONDS FERRY RD
                            LINTHICUM MD 21090

---------------------------------------------------------------------------------------------------
LIMITED DURATION            MORGAN STANLEY DW INC.            32,942,775.165               70.2%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
LIMITED DURATION            UNION BANK OF CALIFORNIA TR        2,504,177.268                5.3%
                            NOMINEE
                            HEALTH & WELFARE FUND
                            FBO LOS ANGELES HOTEL
                            RESTAURANT
                            610001264 00
                            PO BOX 85484
                            SAN DIEGO CA 92186

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              FIDELITY INVESTMENTS              13,180,950.387               38.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              CHARLES SCHWAB & CO INC            2,761,286.489                8.0%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MAC & CO A/C TUCF8748672           2,670,604.633                7.8%
                            MUTUAL FUND OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MAC & CO A/C MSWF4000202           2,244,635.206                6.5%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              NATIONWIDE INSURANCE COMPANY       1,895,622.288                5.5%
                            QPVA
                            ATTN IPO PORTFOLIO
                            ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                THE NORTHERN TRUST COMPANY        5,814,459.827                15.6%
                            FBO AMEREN CORP DEFINED
                            CONT PLAN
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
MID CAP CORE                THE BANK OF NEW YORK AS           4,487,836.113                12.0%
                            TTEE FOR
                            ONE WALL STREET
                            THE BFGOODRICH CO MASTER
                            TRUST
                            ATTN  THOMAS MACIOCE
                            12TH FLOOR
                            NEW YORK NY 10286

---------------------------------------------------------------------------------------------------
MID CAP CORE                CHARLES SCHWAB & CO INC           3,237,395.688                 8.7%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104
---------------------------------------------------------------------------------------------------
MID CAP CORE                MAC & CO A/C MSWF4000092          2,660,058.994                 7.1%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
MID CAP CORE                FIDELITY INVESTMENTS              2,162,876.474                 5.8%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MULTI-ASSET-CLASS           THE NORTHERN TRUST CO FBO         3,596,946.243                89.0%
                            MUTUAL FUNDS DAILY VALUATION
                            EMERSON ELECTRIC
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MUNICIPAL                   CHARLES SCHWAB & CO  INC          5,095,966.152                22.8%
                            SPECIAL CUSTODY ACCOUNT FBO
                            CUSTOMERS
                            ATTN MUTUAL FUNDS
                            101 MONTOGMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
MUNICIPAL                   MORGAN STANLEY DW INC.            1,806,967.875                 8.1%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
MUNICIPAL                   JR TRUEMAN QUALIFIED              1,446,430.129                 6.5%
                            SUBCHAPTER S TRUST
                            ATTN  BARBARA TRUEMAN
                            5490 HAYDEN RUN RD
                            HILLIARD OH 43026

---------------------------------------------------------------------------------------------------
MUNICIPAL                   HINES INVESTMENT HOLDINGS         1,232,494.213                 5.5%
                            LIMITED PARTNERSHIP
                            ATTN MARK CUMMINGS
                            2800 POST OAK BLVD  SUITE
                            4800
                            HOUSTON TX 77056

---------------------------------------------------------------------------------------------------
MUNICIPAL                   BARTON M BIGGS                    1,223,376.637                 5.5%
                            390 RIVERSVILLE RD
                            GREENWICH CT 06830

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            CHARLES SCHWAB & CO INC             635,598.484                  16.3%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            PFPC FBO LPL SUPERMARKET            500,063.358                  12.8%
                            PROGRAM
                            ATTN KOP-LPL
                            211 SOUTH GULPH ROAD
                            KING OF PRUSSIA PA 19406

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MAC & CO A/C MSWF4000232            428,968.112                11.0%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            FIDELITY INVESTMENTS                388,965.822                10.0%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MORGAN STANLEY & CO FBO             298,341.500                 7.6%
                            5810 E  SKELLY DR
                            HOOK INVESTMENTS LLC
                            SUITE 1650
                            TULSA OK 74135

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            NATIONAL FINANCIAL SERVICES         267,395.282                 6.8%
                            CORP FBO
                            P O BOX 3908
                            THEIR CUSTOMERS
                            CHURCH STREET STATION
                            NEW YORK NY 10008-3908

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MORGAN STANLEY & CO FBO             227,606.613                 5.8%
                            C O AMERICAN INNOVATIONS
                            LTD
                            PM OPERATING SUBSIDIARY LTD
                            ATTN ANNE M  SMALLING
                            12112 TECHNOLOGY BLVD100
                            AUSTIN TX 78727

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              FIDELITY INVESTMENTS              5,509,221.667                17.8%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MORGAN STANLEY DW INC.            4,518,411.915                14.6%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              THE NORTHERN TRUST COMPANY        1,969,201.227                 6.3%
                            TTEE
                            FBO SILICON GRAPHICS
                            P O  BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              BOST & CO                         1,817,854.452                 5.9%
                            MAS SMALL CAP- FINF1504002
                            FBO TOTALFINA ELF FINANCE
                            USA
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MAC & CO A/C MSWF4000102          1,622,319.073                 5.2%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
STRATEGIC SMALL VALUE       MORGAN STANLEY DW INC.            2,562,208.739                93.4%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        FIDELITY INVESTMENTS              9,638,571.436                32.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        MORGAN STANLEY DW INC.            5,386,790.768                18.0%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        LOCKHEED MARTIN                    3,013,347.479               10.1%
                            INVESTMENT MANAGEMENT
                            COMPANY
                            ATTENTION DAVID C TOTH
                            6705 ROCKLEDGE DR SUITE 550
                            BETHESDA MD 20817

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        THE WORLD BANK                     2,369,694.142                7.9%
                            1818 H STREET NW
                            WASHINGTON DC 20433

---------------------------------------------------------------------------------------------------
US CORE FIXED               MINISTERS AND MISSIONARIES         1,854,299.443                6.2%
                            BENEFIT
                            ATTN TIM MURPHY
                            BOARD OF THE AMERICAN
                            BABTIST CHURCHES
                            MORGAN STANLEY ASSET MGMT
                            1221 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020

---------------------------------------------------------------------------------------------------
US CORE FIXED               FIDELITY MANAGEMENT TRUST          1,813,696.561                6.1%
                            CO AS TRUSTEE
                            FOR US AIRWAYS INC - CAP
                            GROWTH
                            ATTN  TRUST OPERATIONS -
                            H10C
                            82 DEVONSHIRE ST
                            BOSTON MA 02109

---------------------------------------------------------------------------------------------------
VALUE                       CHARLES SCHWAB & CO INC           16,085,395.794               37.8%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104
---------------------------------------------------------------------------------------------------
VALUE                       MAC & CO A/C MSWF4000162           4,569,589.013                 10.8%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
VALUE                       GLOBAL OPPORTUNISTIC FUND         2,355,938.481                 5.5%
                            LLC
                            ATTN LOIS MCFARLANE
                            1221 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020

---------------------------------------------------------------------------------------------------
VALUE                       NORWEST BANK TTEE FBO             2,276,103.803                 5.4%
                            COUNTY OF LOS ANGELES 401K
                            SAVINGS PLA
                            ATTN  GREAT-WEST LIFE &
                            ANNUITY
                            8515 EAST ORCHARD RD ATTN
                            2T2
                            ENGLEWOOD CO 80111

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                       INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES          % OF CLASS
---------------------------------------------------------------------------------------------------
BALANCED                    MITRA & CO                           566,055.546              99.2%
                            ATTN EXP FUNDS
                            1000 N WATER STREET
                            MILWAUKEE WI 53202-6648

---------------------------------------------------------------------------------------------------
CASH RESERVES               MSDW STABLE VALUE PLAN-            3,397,096.200             100.0%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      MSDW STABLE VALUE PLAN-            6,473,579.579              73.7%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      MORGAN STANLEY & CO FBO              761,444.067               8.7%
                            PANAMA  GP
                            ECOLOGICAL TRUST FUND OF
                            THE NATURE CONSERVANCY
                            4245 NORTH FAIRFAX
                            DRIVE  100
                            ARLINGTON VA 22203

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
HIGH YIELD                  HUNTER & CO FBO JAMES                443,698.236                45.5%
                            HARBOUR
                            HOLDINGS LP CUSTODY
                            52-018801
                            PO BOX 9242
                            BOSTON MA 02209

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIRST UNION NATIONAL BANK            244,408.768                25.1%
                            A/C 1546003507
                            FBO NO AMERICAN VAN
                            LINES RETIREMENT P
                            1524 WEST W T HARRIS
                            BLVD -  NC1151
                            CHARLOTTE NC 28288-1151

---------------------------------------------------------------------------------------------------
HIGH YIELD                  NORTHERN TRUST COMPANY               134,375.850                13.8%
                            AS CUSTODIAN
                            FOR NOBLEHOUSE
                            INTERNATIONAL LTD
                            P  O  BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FLEET NATIONAL BANK                  63,271.039                  6.5%
                            FBO THIRD PRESBYTERIAN
                            CHURCH
                            ATTN 26432005
                            P  O  BOX 92800
                            ROCHESTER NY 14692-8900

---------------------------------------------------------------------------------------------------
INTERM. DURATION            MSDW STABLE VALUE PLAN-            7,140,030.720               100.0%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
MID CAP CORE                SUNTRUST BANK INC TTEE               196,923.558                16.7%
                            THE PHILADELPHIA
                            COCA-COLA BOTTLING CO
                            MASTER TR - FURMAN SELZ
                            CM
                            AC 11051301137302
                            PO BOX 105870-CTR3144
                            ATLANTA GA 30348-5870
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                DONALDSON LUFKIN &                 182,666.899                 15.5%
                            JENRETTE
                            SECURITIES CORPORATION
                            1 PERSHING PLAZA
                            JERSEY CITY NJ 07399

---------------------------------------------------------------------------------------------------
MID CAP CORE                HSBC BANK FBO TTEE                 118,854.797                 10.1%
                            ROXBORO GROUP PENSION
                            PLAN
                            PO BOX 1329
                            BUFFALO NY 14240-1329

---------------------------------------------------------------------------------------------------
MID CAP CORE                RELIANCE TRUST COMPANY              87,513.261                  7.4%
                            CUST FBO
                            BROADWAY BANCSHARES INC
                            PROFIT SHARING 401K PLAN
                            SUITE 200
                            3300 NORTHEAST EXPRESSWAY
                            ATLANTA GA 30341
---------------------------------------------------------------------------------------------------
MID CAP CORE                COLUMBIA TRUST COMPANY              85,878.703                  7.3%
                            TTEE
                            FBO THE COLUMBIAN
                            EMPLOYEES' PSP
                            ATTN  VICKI ARTIS
                            1301 SW FIFTH AVE
                            PORTLAND OR 97201-5601

---------------------------------------------------------------------------------------------------
MID CAP CORE                INVESCO TRUST COMPANY               69,210.125                  5.9%
                            TTEE
                            SCANA CORPORATION STOCK
                            P P
                            PO BOX 105779
                            ATLANTA GA 30348

---------------------------------------------------------------------------------------------------
MID CAP CORE                STATE STREET BANK &                 65,159.830                  5.5%
                            TRUST CO
                            FOR CHARLES A FRUEAUFF
                            FDN INC
                            SPECIALIZED TRUST
                            SERVICES DIVISION
                            ACCT  IX1A-FDN ATTN JACK
                            MCCORKLE
                            200 NEWPORT AVE -JQB7
                            NORTH QUINCY MA 02171

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                WILMINGTON TRUST COMP                60,102.801                 5.1%
                            TTEE
                            PER TRUST AGREEMENT
                            1/1/97
                            FOR PLAYTEX PRODUCTS INC
                            A/C 40847-0
                            C/O MUTUAL FUNDS
                            PO BOX 8882
                            WILMINGTON DE 19899-8882
---------------------------------------------------------------------------------------------------
MULTI-ASSET CLASS           KANO PROFIT SHARING PLAN            306,491.173               100.0%
                            ATTN RHOADS ZIMMERMAN
                            P O  BOX 110098
                            NASHVILLE TN 37222

---------------------------------------------------------------------------------------------------
VALUE                       CHASE MANHATTAN BANK              1,626,924.921                83.8%
                            TTEE FOR
                            4 NEW YORK PLAZA
                            NY STATE DEFERRED COMP
                            PLAN
                            ATTN  GLADSTONE
                            STEPHENSON
                            3 CHASE METROTECH CENTER
                            6TH FLOOR
                            BROOKLYN NY 11245

---------------------------------------------------------------------------------------------------
VALUE                       TAHOE LLC MELLON BANK N             159,373.494                 8.2%
                            A CUSTODIAN FO
                            135 SANTILLI HWY - ROOM
                            026 0320
                            EVERETT MA 02149-1950

---------------------------------------------------------------------------------------------------
VALUE                       THE CLOVERNOOK CENTER               133,151.999                 6.9%
                            ATTN VP OF FINANCE
                            7000 HAMILTON AVENUE
                            CINCINNATI OH 45231

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
BALANCED                    FIDELITY INVESTMENTS            3,089,343.386                   52.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST          1,557,809.434                   26.4%
                            CO TTEE
                            FBO NISSAN EMPLOYEE
                            SAVINGS PLAN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS C4D
                            NORWOOD MA 02062

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST            678,403.763                    11.5%
                            CO TTEE
                            FBO ABN AMRO LLC
                            SECURITIES 401K SAVIN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N3G
                            NORWOOD MA 02062-9105

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST            401,499.005                    6.8%
                            CO TTEE FBO
                            ING US FINANCIAL
                            HOLDINGS CORP
                            401K SAVINGS PLAN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N3G
                            NORWOOD MA 02062
---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      FIDELITY INVESTMENTS            6,439,297.712                   39.0%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      FIDELITY MANAGEMENT              2,204,943.838                  13.4%
                            TRUST COMPANY
                            ATTN BEN BRANHAM
                            MAIL ZONE H10C
                            82 DEVONSHIRE ST
                            BOSTON MA 02109

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      TRANSCO & CO                     2,092,892.926                  12.7%
                            ATTN WEALTH MANAGEMENT
                            10TH FLOOR
                            PO BOX 48698
                            WICHITA KS 67201

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      TRANSCO & CO                     1,941,937.142                  11.8%
                            ATTN WEALTH MANAGEMENT
                            10TH FLOOR
                            PO BOX 48698
                            WICHITA KS 67201

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      PAN-AMERICAN LIFE                1,374,838.021                   8.3%
                            INSURANCE COMPANY
                            ATTN PATRICIA A LOMBARD
                            SEPARATE ACCOUNT VII
                            14TH FLOOR
                            601 POYDRAS ST
                            NEW ORLEANS LA 70130

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      WENDEL & CO A/C 295773           1,366,709.027                   8.3%
                            ATTN MUTUAL FUNDS/REORG
                            DEPT
                            C/O THE BANK OF NEW YORK
                            P O BOX 1066 WALL STREET
                            STATION
                            NEW YORK NY 10286

---------------------------------------------------------------------------------------------------
EQUITY                      T ROWE PRICE TRUST CO               81,374.269                   96.2%
                            FBO ALLIANCE PARTNERS
                            RPS ASSET RECONCILIATION
                            PO BOX 17215
                            BALTIMORE MD 21297-7215

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIDELITY INVESTMENTS             1,575,814.648                   59.9%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIDELITY INVESTMENTS               263,752.261                   10.0%
                            INSTITUTIONAL
                            CERTAIN NON-QUALIFIED EE
                            BENEFIT PLANS
                            OPERATIONS CO INC FIIOC
                            AS AGENT FOR
                            100 MAGELLAN WAY KWIC
                            COVINGTON KY 41015-1987

---------------------------------------------------------------------------------------------------
HIGH YIELD                  NATIONAL FINANCIAL                 166,276.009                    6.3%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             39,110.185                   28.4%
                            BURTON D COHEN
                            3912 ZENITH AVE  SOUTH
                            MINNEAPOLIS MN 55410

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             21,162.798                   15.4%
                            CHASE CUSTODIAN
                            C MARKS HINTON JR
                            ETF S IRA ROLLOVER
                            49 BRIAR HOLLOW LANE
                            1705
                            HOUSTON TX 77027

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             9,486.794                    6.9%
                            JOHN CARR EADS TRUST
                            THANE T SPONSEL JR TTEE
                            U A D 4 14 94
                            1200 BINZ  STE 840
                            HOUSTON TX 77004

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             9,486.794                    6.9%
                            HALLIE HOUSTON EADS TRUST
                            THANE T SPONSEL JR TTEE
                            U A D 4 14 94
                            1200 BINZ  STE 840
                            HOUSTON TX 77004

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              FIDELITY INVESTMENTS           17,759,150.747                   58.5%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MERRILL LYNCH TRUST CO          5,489,448.273                   18.1%
                            TTEE
                            FBO QUALIFIED RETIREMENT
                            PLANS
                            ATTN  JERRY STONE
                            265 DAVIDSON AVE
                            SOMERSET NJ 08873

---------------------------------------------------------------------------------------------------
MID CAP CORE                FIDELITY INVESTMENTS            1,401,948.820                   22.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                T ROWE PRICE TRUST CO             875,232.683                   13.9%
                            FBO ALLIANCE PARTNERS
                            RPS ASSET RECONCILIATION
                            PO BOX 17215
                            BALTIMORE MD 21297-7215

---------------------------------------------------------------------------------------------------
MID CAP CORE                THE UNION CENTRAL LIFE            656,029.324                   10.4%
                            INSURANCE
                            COMPANY-GROUP SEPARATE
                            ACCOUNT
                            ATTN ROBERTA UJUARY
                            1876 WAYCROSS RD
                            CINCINNATI OH 45240

---------------------------------------------------------------------------------------------------
MID CAP CORE                MELLON BANK AS                    583,340.726                    9.3%
                            AGENT/OMNIBUS ACCOUNT
                            OMNIBUS AIM 026 0027
                            135 SANTILLI HWY
                            EVERETT MA 02149-1950

---------------------------------------------------------------------------------------------------
MID CAP CORE                CHARLES SCHWAB & CO INC           420,378.437                    6.7%
                            ATTN MUTUAL FUNDS
                            SPECIAL CUSTODY FBO
                            CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MAC & CO A/C AQTF8768252            7,113.201                   80.9%
                            ATTN MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            NATIONAL FINANCIAL                  1,678.584                   19.1%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP CORE              FIDELITY INVESTMENTS             1,409,664.135                  42.6%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              PUTNAM FIDUCIARY TRUST             557,986.401                  16.9%
                            CO TTEE FBO
                            KOCH INDUSTRIES INC
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N2E
                            NORWOOD MA 02062

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MAC & CO A/C SBKF97C4082           397,504.153                  12.0%
                            ATTN MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              VANGUARD FIDUCIARY TRUST           241,130.695                   7.3%
                            CO
                            FBO MAS ADVISER CLASS
                            FUNDS
                            ATTN OUTSIDE FUNDS
                            PO BOX 2600 VM 613
                            VALLEY FORGE PA 19482

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        AMERICAN EXPRESS TRUST             966,705.992                  96.2%
                            COMPANY FBO
                            THE BENEFIT OF AMERICAN
                            EXPRESS
                            TRUST RETIREMENT
                            SERVICES PLANS
                            996 AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474

--------------------------------------------------------------------------------------------------
VALUE                       STATE STREET BANK TTEE          27,894,142.629                  65.3%
                            FBO
                            BOEING COMPANY MASTER
                            TRUST
                            200 NEWPORT AVENUE
                            JQ6N
                            NORTH QUINCY MA 02171

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
VALUE                       FIDELITY INVESTMENTS            10,081,187.283                  23.6%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
VALUE                       NATIONAL FINANCIAL              3,075,956.766                   7.2%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

------------------------------------------------------ --------------------------------------------


The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

                  P (1+T)/n/ = ERV

Where:   P =      a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years

                  ERV = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the stated period

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:


----------------------------------------------------------------------------------------------------------------
                                               1 Year ended  5 Years ended    10 Years    Inception to Inception
       Portfolio                                  9/30/02       9/30/02     ended 9/30/02   9/30/02        Date

----------------------------------------------------------------------------------------------------------------
Equity Portfolio                                -25.71%        -4.78%          6.30%       10.83%       11/14/84
---------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                  N/A           N/A           N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                        -21.28%         0.32%         10.98%       12.50%        3/30/90
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -20.09%        -0.36%            N/A       13.16%       12/30/94
---------------------------------------------------------------------------------------- -----------------------
Small Cap Growth Portfolio                      -16.97%           N/A            N/A       22.57%        6/30/98
----------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                    -6.97%        -1.83%         11.55%        9.83%         7/1/86
----------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                  -2.41%           N/A            N/A        1.33%        6/30/00
----------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -21.93%        -3.37%          9.16%       12.00%        11/5/84
----------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.79%         4.61%          4.56%        4.70%        8/29/90
----------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                  7.98%         7.14%          7.48%        9.05%        9/29/87
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  6.30%         6.78%          7.58%        9.78%       11/14/84
----------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio           7.93%         7.20%          7.44%        8.88%        8/31/90
----------------------------------------------------------------------------------------------------------------
High Yield Portfolio                            -12.33%        -4.66%          4.27%        5.79%        2/28/89
----------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   8.12%         7.24%            N/A        7.85%        10/3/94
----------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio             10.27%         2.78%            N/A        4.40%        4/29/94
----------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                        5.13%         6.27%          5.73%        6.12%        3/31/92
---------------------------------------------------------------------------------------------------------------
Municipal Portfolio                               7.27%         6.33%            N/A        7.14%        10/1/92
----------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                            N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                       N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Balanced Portfolio                              -14.60%         0.39%            N/A        7.05%       12/31/92
----------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                           N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                     -15.84%        -2.54%            N/A        5.02%        7/29/94
----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           9.73%         7.91%            N/A       10.25%        10/7/94
----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                        12.07%           N/A            N/A       10.53%        6/20/00
----------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       8.49%         7.62%            N/A        8.28%        4/12/95
----------------------------------------------------------------------------------------------------------------


* The Growth, Value II, NY Municipal, Targeted Duration and Balanced Plus Portfolios had not commenced operations as of September 30, 2002.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:


---------------------------------------------------------------------------------------------------------------
                Portfolio                 1 Year ended  5 Years ended    10 Years    Inception to  Inception
                                             9/30/02       9/30/02     ended 9/30/02   9/30/02        Date
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -20.20%         -0.52%           N/A        8.15%      5/10/96
---------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -22.06%         -3.53%           N/A        3.35%       5/6/96
---------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.63%            N/A           N/A        4.11%      8/16/99
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  6.08%          6.62%           N/A        7.24%     10/15/96
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                            -12.54%         -4.84%           N/A       -0.25%      5/21/96
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   8.02%            N/A           N/A        9.08%      8/16/99
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                              -15.03%          0.15%           N/A        3.26%       4/3/97
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                     -15.95%         -2.70%           N/A        1.82%      6/10/96
---------------------------------------------------------------------------------------------------------------


The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:


---------------------------------------------------------------------------------------------------------------
                Portfolio                 1 Year ended  5 Years ended    10 Years    Inception to  Inception
                                             9/30/02       9/30/02     ended 9/30/02   9/30/02        Date
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                     1 Year ended      5 Years        10 Years      Inception     Inception
           Portfolio                    9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02       Date
-----------------------------------------------------------------------------------------------------------
Equity Portfolio                        -25.83%            N/A           N/A          -4.73%      1/16/98
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                -21.52%          0.08%           N/A           4.53%      1/31/97
----------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio             -20.33%            N/A           N/A           -3.34%      7/17/98
----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio              -17.15%            N/A           N/A          -27.66%      1/10/01
----------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio            -7.22%            N/A           N/A           -1.04%      1/22/99
----------------------------------------------------------------------------------------------------------
Value Portfolio                         -22.17%         -3.62%           N/A            4.27%      7/17/96
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio          7.85%            N/A           N/A            7.28%       3/1/99
----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio          6.01%          6.51%           N/A            6.84%      11/7/96
----------------------------------------------------------------------------------------------------------
High Yield Portfolio                    -12.24%         -4.87%           N/A           -2.28%      1/31/97
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                      -14.76%          0.13%           N/A            3.79%      11/1/96
----------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below.

---------------------------------------------------------------------------------------------------------------
                                         1 Year ended      5 Years        10 Years      Inception     Inception
           Portfolio                        9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02       Date
----------------------------------------------------------------------------------------------------------------

Equity Portfolio                                -15.74%         -3.42%         4.60%        8.56%     11/14/84
---------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                  N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                        -13.07%          0.18%         8.18%        9.84%      3/30/90
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -12.33%         -1.56%           N/A        9.48%     12/30/94
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                      -10.42%            N/A           N/A       18.65%      6/30/98
---------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                    -4.23%         -2.34%         8.10%        7.22%       7/1/86
---------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                  -1.09%            N/A           N/A        0.86%      6/30/00
---------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -13.40%         -2.96%         6.46%        8.66%      11/5/84
---------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.09%          2.77%         2.74%        2.91%      8/29/90
---------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                  4.82%          4.34%         4.50%        6.04%      9/29/87
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  3.79%          3.92%         4.47%        6.37%     11/14/84
---------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio           4.78%          4.35%         4.49%        5.83%      8/31/90
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                             -7.22%         -5.14%         1.68%        2.87%      2/28/89
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   4.91%          4.41%           N/A        4.90%      10/3/94
---------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio              6.30%          1.61%           N/A        2.72%      4/29/94
---------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                        3.11%          3.82%         3.47%        3.85%      3/31/92
---------------------------------------------------------------------------------------------------------------
Municipal Portfolio                               5.99%          5.81%           N/A        6.59%      10/1/92
---------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                            N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                       N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               -8.87%         -0.49%           N/A        4.76%     12/31/92
---------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                           N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                      -9.64%         -2.58%           N/A        3.24%      7/29/94
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           5.89%          1.68%           N/A        4.32%      10/7/94
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                         7.22%            N/A           N/A        6.47%      6/20/00
---------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       5.11%          4.62%           N/A        5.18%      4/12/95
---------------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Investment Class Shares of each Portfolio for the periods noted is set forth below.

-------------------------------------------------------------------------------------------------------------
                                         1 Year ended      5 Years        10 Years      Inception   Inception
          Portfolio                         9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02     Date
-------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                   -12.40%       -1.66%           N/A          5.37%      5/10/96
-------------------------------------------------------------------------------------------------------------
Value Portfolio                               -13.49%       -3.29%           N/A          2.08%       5/6/96
-------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                         1.00%          N/A           N/A          2.47%      8/16/99
-------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                3.66%        3.82%           N/A          4.35%     10/15/96
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                           -7.35%       -5.24%           N/A         -1.74%      5/21/96
-------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                 4.85%          N/A           N/A          6.04%      8/16/99
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               -9.13%         -0.64%           N/A        1.86%       4/3/97
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                      -9.71%         -2.69%           N/A        0.63%      6/10/96
---------------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Adviser Class Shares of each Portfolio for the periods noted is set forth below.

-------------------------------------------------------------------------------------------------------------
                                         1 Year ended   5 Years       10 Years       Inception    Inception
         Portfolio                          9/30/02    ended 9/30/02  ended 9/30/02  to 9/30/02      Date
-------------------------------------------------------------------------------------------------------------
Equity Portfolio                            -15.83%          N/A           N/A         -3.26%      1/16/98
-------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                    -13.21%        0.01%           N/A          3.64%      1/31/97
-------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                 -12.48%          N/A           N/A         -3.59%      7/17/98
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                  -10.53%          N/A           N/A        -21.58%      1/10/01
-------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                -4.39%          N/A           N/A         -1.41%      1/22/99
-------------------------------------------------------------------------------------------------------------
Value Portfolio                             -13.56%       -3.10%           N/A          3.07%      7/17/96
-------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              4.74%          N/A           N/A          4.63%       3/1/99
-------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              3.62%        3.76%           N/A          4.04%      11/7/96
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                         -7.17%       -5.26%           N/A         -3.25%      1/31/97
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           -8.97%       -0.65%           N/A          2.12%      11/1/96
-------------------------------------------------------------------------------------------------------------


The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:

                           Aggregate Total Return =       [  (  ERV  )  -  P  ]
                                                     ---------------------------
                                                              P

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.


------------------------------------------------------------------------------------------------
             Portfolio                          5 Years Ended    10 Years Ended   Inception to
                                                  9/30/02 *        9/30/02 *        9/30/02 *
------------------------------------------------------------------------------------------------
Equity Portfolio                                    -21.71%          84.16%           528.57%
------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                              1.60%         183.41%           336.34%
------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                          -1.80%             N/A           160.70%
------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                              N/A             N/A           137.60%
------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                        -8.80%         198.40%           358.81%
------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                         N/A             N/A             3.01%
------------------------------------------------------------------------------------------------
Value Portfolio                                     -15.75%         140.21%           659.89%
------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                              25.30%          56.13%            74.23%
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                     41.15%         105.74%           266.85%
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                     38.84%         107.70%           430.04%
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio              41.59%         105.04%           179.60%
------------------------------------------------------------------------------------------------
High Yield Portfolio                                -21.23%          51.89%           114.91%
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                      41.82%             N/A            82.87%
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                 14.68%             N/A            43.68%
------------------------------------------------------------------------------------------------
Limited Duration Portfolio                           35.54%          74.58%            86.63%
------------------------------------------------------------------------------------------------
Municipal Portfolio                                  35.91%             N/A            99.24%
------------------------------------------------------------------------------------------------
Balanced Portfolio                                    1.98%             N/A            94.20%
------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                         -12.07%             N/A            49.21%
------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio              46.31%             N/A           117.95%
------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio              N/A             N/A            25.64%
------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                          44.36%             N/A            81.09%
------------------------------------------------------------------------------------------------

* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

The Portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)


E = Fund expenses deducted from the ending redeemable value during the measuring period.

The annualized since inception gross of fees returns of the Institutional Class Portfolios are set forth below:


--------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

--------------------------------------------------------------------------------
Equity Portfolio                                              528.57%
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                      336.34%
--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                   160.70%
--------------------------------------------------------------------------------
Small Cap Growth Portfolio                                    137.60%
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                 358.81%
--------------------------------------------------------------------------------
Strategic Small Value Portfolio                                 3.01%
--------------------------------------------------------------------------------
Value Portfolio                                               659.89%
--------------------------------------------------------------------------------
Cash Reserves Portfolio                                        74.23%
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                              266.85%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                              430.04%
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                       179.60%
--------------------------------------------------------------------------------
High Yield Portfolio                                          114.91%
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                                82.87%
--------------------------------------------------------------------------------
International Fixed Income Portfolio                           43.68%
--------------------------------------------------------------------------------
Limited Duration Portfolio                                     86.63%
--------------------------------------------------------------------------------
Municipal Portfolio                                            99.24%
--------------------------------------------------------------------------------
Balanced Portfolio                                             94.20%
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                    49.21%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                       117.95%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                     25.64%
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                    81.09%
--------------------------------------------------------------------------------


The annualized since inception gross of fees returnsof the Investment Class Portfolios are set forth below:


--------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                    65.02%
--------------------------------------------------------------------------------
Value Portfolio                                                23.47%
--------------------------------------------------------------------------------
Cash Reserves Portfolio *                                      13.39%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               51.65%
--------------------------------------------------------------------------------
High Yield Portfolio                                           -1.55%
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                                31.20%
--------------------------------------------------------------------------------
Balanced Portfolio                                             19.27%
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                    12.07%
--------------------------------------------------------------------------------


* Cumulative Return Since Inception (8/16/99)

The annualized since inception gross of fees returns of the Adviser Class Portfolios are set forth below:


-------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

-------------------------------------------------------------------------------
Equity Portfolio                                              -20.36%
-------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                       28.50%
-------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                   -13.30%
-------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Small Cap Growth Portfolio                                    -42.67%
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                  -3.77%
--------------------------------------------------------------------------------
Value Portfolio                                                29.59%
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                               28.61%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               47.74%
--------------------------------------------------------------------------------
High Yield Portfolio                                          -12.23%
--------------------------------------------------------------------------------
Balanced Portfolio                                             24.63%
--------------------------------------------------------------------------------


Yield

In addition to total return, each Portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the Portfolio's reports to shareholders. A Portfolio may also advertise or quote a yield which is gross of expenses.

The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                           Yield  =  2  [ ( (a-b/cd) + 1) /6/ - 1 ]

Where:
a =      dividends and interest earned during the period.
b =      expenses accrued for the period (net of reimbursements).
c =      the average daily number of shares outstanding during the
         period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period.



For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's Fixed Income and Equity Portfolios (except for the Cash Reserve Portfolio) is set forth below:

-------------------------------------------------------------------------

                                                          Period Ending
        Institutional Class Portfolios                        9/30/02
-------------------------------------------------------------------------
Equity Portfolio                                               1.25%
-------------------------------------------------------------------------
Mid Cap Growth Portfolio                                      -0.24%
-------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                    0.19%
-------------------------------------------------------------------------
Small Cap Growth Portfolio                                    -0.95%
-------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                  0.47%
-------------------------------------------------------------------------
Strategic Small Value Portfolio                                0.51%
-------------------------------------------------------------------------
Value Portfolio                                                1.56%
-------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                               4.21%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               5.16%
-------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                        4.27%
-------------------------------------------------------------------------
High Yield Portfolio                                          12.10%
-------------------------------------------------------------------------
Intermediate Duration Portfolio                                3.75%
-------------------------------------------------------------------------
International Fixed Income Portfolio                           3.13%
-------------------------------------------------------------------------
Limited Duration Portfolio                                     2.67%
-------------------------------------------------------------------------
Municipal Portfolio                                            3.24%
-------------------------------------------------------------------------
Balanced Portfolio                                             3.12%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                        2.23%
-------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                            5.58%
-------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                         5.32%
-------------------------------------------------------------------------
Advisory Mortgage Portfolio                                        5.14%
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Investment Class Portfolios                                Period Ending
                                                              9/30/02
-------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                        0.04%
-------------------------------------------------------------------------
Value Portfolio                                                    1.38%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                   5.00%
-------------------------------------------------------------------------
High Yield Portfolio                                              12.24%
-------------------------------------------------------------------------
Intermediate Duration Portfolio                                    3.61%
-------------------------------------------------------------------------
Balanced Portfolio                                                 2.97%
-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                        2.08%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Adviser Class Portfolios                                   Period Ending
                                                              9/30/02
-------------------------------------------------------------------------
Equity Portfolio                                                   0.99%
-------------------------------------------------------------------------
Mid Cap Growth Portfolio                                          -0.49%
------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                       -0.07%
-------------------------------------------------------------------------
Small Cap Growth Portfolio                                        -1.21%
-------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                      0.47%
-------------------------------------------------------------------------
Value Portfolio                                                    1.29%
-------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                   3.98%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                   4.80%
-------------------------------------------------------------------------
High Yield Portfolio                                              15.07%
-------------------------------------------------------------------------
Balanced Portfolio                                                 2.86%
-------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                            4.12%
-------------------------------------------------------------------------


Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.

Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 2002.


                         Period ending           Period ending
                         9/30/02                 9/30/02

                      Institutional Class       Investment Class

  Current yield              1.65%                   1.50%
  Effective yield            1.66%                   1.51%

The net asset value per share of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the Portfolio. The yield of the Portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing Portfolio instruments, computing net asset value and calculating yield.

Other Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The performance of a Portfolio, as well as the composite performance of all fixed income Portfolios and all equity Portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The after-tax returns of the Portfolios may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

                               COMPARATIVE INDICES

Each Portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

The Consumer Price Index is published by the US Department of Labor and is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Financial Times Actuaries World Ex US Index

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This Index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

CS First Boston Global High Yield Index

The CS First Boston Global High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

JP Morgan Traded Government Bond Index

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The Index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

J.P. Morgan Emerging Markets Bond Global Index (EMBI Global)

The EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

Lehman Brothers 5-Year Municipal Bond Index

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal Bond Index

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed-income market value-weighted Index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

Lehman Brothers Government/Credit Index

The Lehman Government/Credit Index includes securities in the Government and Corporate Indices. Specifically, the Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Subgroups of the Lehman Government/Corporate Bond Index, based on maturity, are the Lehman Government/Corporate Intermediate Index and the Lehman Government/Corporate Long Index.

Lehman Brothers Intermediate Government/Credit Index

The Lehman Brothers Intermediate Government/Credit Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Lehman Brothers Long Municipal Bond Index

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The Index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and the Federal Home Loan Mortgage Corporation (FHLMC), and balloon mortgage with fixed-rate coupons.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted Index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Russell 2000(R) Growth Index

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.


Salomon World Government Bond Index ex US

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the U.S. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index

The International Finance Corporation Emerging Markets Index is an Index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market funds for any given period. The number of funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The Index reflects the performance of over 1,100 companies in 19 foreign equity markets. The Index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index

The Morgan Stanley Capital International EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The Index is weighted by the Gross Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index

The Morgan Stanley Capital International Emerging Markets Free Index is a capitalization weighted Index of over 800 stocks from 17 different emerging market countries.

Nasdaq Industrials Index

The Nasdaq Industrials Index is a measure of all Nasdaq National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The Index is exclusive of warrants, and all domestic common stocks traded in the regular Nasdaq market which are not part of the Nasdaq National Market System. The Nasdaq Industrials Index is market value weighted.

Russell 1000

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.


Russell 2000

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

Russell 2500

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $885 million; the median market capitalization was approximately $541 million. The largest company in the index had an approximate market capitalization of $3.8 billion.

Russell 3000

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.


Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed-income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government Index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the Index is published monthly.

Salomon High-Yield Market Index

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The Index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The Index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the Index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

S&P Mid Cap 400 Index

The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.



S&P 500 Ex South Africa Index

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center ("IRRC") list of companies doing business in South Africa. This Index is maintained by Wilshire Associates.

The Wilshire Total Market Index (Formerly the Wilshire 5000 Equity Index)

The Wilshire 5000 Index contains over 7500 stocks that trade in the U.S. It is often referred to as the "total market index" because it covers such a large and wide amount of shares - it is the largest index in the World.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 2002, including notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference. A copy of the 2002 Annual Report will accompany the delivery of this Statement of Additional Information.

                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Corporate Bond Ratings:


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

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A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

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B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest

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degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

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